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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05629
                                     ---------

                               ING Investors Trust
                               -------------------
               (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CT Corporation System, 101 Federal Street, Boston, MA 02110
          -----------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180

Date of fiscal year end:     December 31
                             -----------

Date of reporting period:    January 1, 2003 to June 30, 2003
                             --------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

SEMI-ANNUAL REPORT


[PHOTO OF COMPASS]

June 30, 2003


Classes S, A and I

ING INVESTORS TRUST

                                                                [ING FUNDS LOGO]

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter.....................................    1
Portfolio Managers' Reports............................    2
Index Descriptions.....................................   46
Statements of Assets and Liabilities...................   47
Statements of Operations...............................   61
Statements of Changes in Net Assets....................   68
Financial Highlights...................................   85
Notes to Financial Statements..........................  119
Portfolios of Investments..............................  144
Trustee and Officer Information........................  224

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]

JAMES M. HENNESSY

Dear Shareholder,

It would be an understatement to refer to this past year as a challenging one for investors. In the past twelve months, there have been a number of events on the geopolitical front and numerous economic setbacks that have tested investor resilience.

We are now in the third year of one of the longest economic downturns in U.S. history. And although few of us will take much comfort in the fact that we have coped through a particularly challenging time, perhaps we should.

We at ING Investors Trust remain optimistic about the future. We acknowledge the recent difficulties, but we also choose to look at the positives that have emerged in the wake of those difficulties. For instance, the quick actions on the part of the financial industry and government regulators following a string of recent corporate scandals may have helped regain investor trust as well as introduce new accounting standards that may help bring permanent improvements to our industry.

Although I do not wish to overstate my enthusiasm, I do believe that the gradual market upturn of recent months supports our long-held philosophy that it is important for investors to remain focused on their long-term goals and maintain reasonable expectations.

In recent months, numerous name changes have occurred within the portfolios of the ING Investors Trust. These changes are part of ING's evolving corporate strategy to create one master brand.

In addition, we have added a new Sub-Advisor to the portfolios of ING Investors Trust. In May, ING UBS Global Asset Management became the Sub-Advisor of the ING UBS U.S. Balanced Portfolio (formerly Asset Allocation Growth Series). This change underscores our commitment to providing quality service and innovative products to help meet the growing needs of our investors.

On behalf of ING Investors Trust, I thank you for your continued support and confidence and look forward to serving you in the future.

Sincerely,

/s/ James M. Hennessy
James M. Hennessy
President
ING Funds
August 15, 2003

ING AIM CAPITAL MID CAP GROWTH PORTFOLIO              PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

The ING AIM Capital Mid Cap Growth Portfolio Class S Shares had a total return of 17.80% compared to its benchmark, the Russell Mid Cap Growth Index, which returned 20.17% during the six month period ending June 30, 2003.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE PORTFOLIO'S PERFORMANCE?

Wall Street enjoyed a long overdue surge in the market during the second quarter, as the S&P 500 reached a record high in nearly 4 1/2 years at 15.39%, and the Dow Industrial Jones Average and the NASDAQ revisited numbers not seen by investors since December 2001 with returns of 13.06% and 21%, respectively.

Economic reports were mixed for the second quarter, as Consumer Confidence increased and GDP growth estimates were lowered to approximately 1% from 1.4% for the quarter. The most encouragement was found in the ISM non-manufacturing reports, presenting much needed tangible evidence that the economy is, in fact, slowly but surely strengthening. Reports showed an increase in business activity during the last part of the 1st quarter and early 2nd quarter in the business index, which grew over 6 points during the month of June alone to 60.6%. The new orders index followed suit rising to a more palatable 57.5% in June up nearly 3% from the previous month. Additional encouragement was found in the Conference Board of business confidence, which measures confidence by way of survey to roughly 100 chief executives throughout a wide melange of industries, rose from 53% to 60% this quarter. Economists are hopeful that the increase in CEO confidence could equate to higher profits and performance during the remainder of the year.

WHAT SECURITIES/SECTORS HAD THE GREATEST EFFECT ON THE PORTFOLIO'S PERFORMANCE?

During the six month period the portfolio benefited in relative performance from good stock selection and an overweight position held in the Energy sector. The Consumer Staples sector also contributed to relative performance due to good stock selection. The Information Technology sector detracted the most from relative performance during the six month period. While overall performance was positive, the Portfolio's lack of exposure to stocks that were favored during the period, but which we view as being more volatile, lower quality stocks detracted from performance when compared to the Russell Mid Cap Growth Index. The managers continue to hold economically sensitive companies while looking for growth opportunities that meet their criteria in all sectors of the market.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

We hope that economic recovery will forge ahead without stall during the remainder of the year, despite fears that the second half of 2003 could disappoint without warning, similar to previous years. Regardless of this wariness, estimates for GDP for the second half of the year are currently projected at 3.6% annual rate of growth, based on the Blue Chip Survey. With the current low interest rates, the new fiscal stimulus package, and geopolitical resolution in place, there is room to believe that the economy could continue to stabilize during the next two quarters.

      TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
-------------------------------------------------------------
                                                      SINCE
                              1 YEAR     5 YEAR     INCEPTION
                              ------     ------     ---------
Class S(1)                     -2.66%     -3.87%      3.35%
Class A(2)                                           17.43%

------------------

(1) Class S inception date of 10/2/1995
(2) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

PORTFOLIO MANAGERS' REPORT                 ING ALLIANCE MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2003, the ING Alliance Mid Cap Growth Class S shares had a total return of 29.60% versus a return of 18.76% for the Russell Mid Cap Growth Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING THE PORTFOLIO'S PERFORMANCE?

The equity markets at the beginning of the year were marked by volatility caused by mixed macro-economic and geo-political news. By early March the markets hit a low given the impending war with Iraq but began to rally well before the start of the war as optimism swept through the markets that the war would be short. The Portfolio performed well during this period and into the second quarter with contributions from many key holdings. By the second quarter the equity markets were firing on all cylinders aided by the most accommodative fiscal and monetary policy backdrop in recent history.

WHAT SECURITIES/SECTORS HAD THE GREATEST EFFECT ON THE PORTFOLIO'S PERFORMANCE?

Technology was the largest positive contributor to our performance during the period, thanks to both strong stock selection and an overweight position. Several of the Portfolio's technology holdings such as Nvidia Corp and Marvell Technology reported stronger than expected earnings results for the first quarter and gave better than expected earnings guidance for the following quarter that helped drive performance. Both Corning and Juniper Networks further boosted performance as the government and several large telecommunication companies announced they were planning to increase capital spending.

Despite an underweight in consumer discretionary stocks, strong stock selection in this sector benefited the Portfolio's performance. Internet holdings such as Amazon, Yahoo, and Expedia contributed the bulk of performance. Expedia was a standout performer during the period benefiting from the announcement that Interactive Corp was buying the remaining 46% of Expedia it did not already own, at significant premium.

The Portfolio's two wireless holdings, Nextel Communication and Sprint PCS, were both contributors to performance. Both are benefiting from deleveraging their balance sheets and improving the quality of their customers, thereby reducing churn and increasing profitability.

The Portfolio's underweight position and weak performance in healthcare detracted from performance. The largest drag on performance in the group came from the Portfolio's biotechnology holdings. Cerus Corp, which makes systems designed to enhance the safety of blood supply, was the leading laggard of the group. Cerus Corp announced a delay in the introduction of its anticipated blood purifying systems. We continue to believe in the large market opportunity for the company's products and remained committed to the stock. Intermune Inc posted disappointing earnings as a result of lower-than-expected sales of their main drug and cut their 2003 estimate. We are selling our position and redeploying the proceeds in other biotechnology holdings where the outlook and market opportunity appears more promising.

Energy and industrial holdings were poor performers during the period. The Portfolio's underweight hurt performance more than our stock selection, but several holdings of note underperformed, Smurfit-Stone Container, Baker Hughes, and Kerr McGee the last two of which we have sold, redeploying the proceeds into Valero Energy Corp.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

We did not change the Portfolio's investment portfolio significantly during the period, other than trimming some technology positions into strength and rebuilding defense and homebuilding stocks on their pullback. We have slightly added to the Portfolio's energy holdings and trimmed some financial holdings where we remain underweight.

The economy is just beginning to respond to record breaking fiscal and monetary stimuli. Moreover, a large drag on the market, the major portion of the war with Iraq, has disappeared. With the focus shifting away from geo-political events and back to economic and company fundamentals, investors seem to be shifting away from their extreme aversion to risk and back toward investing with a positive eye on future earnings and dividends. Moreover, the recent cut in taxes on capital gains and dividends has added to their increasingly positive bias.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
--------------------------------------------------------------
                                                       SINCE
                                          1 YEAR     INCEPTION
                                          ------     ---------
Class S(1)                                 18.08%      -2.21%
Class A(2)                                             36.04%

------------------

(1) Class S inception date of 8/14/1998
(2) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO        PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

The ING Capital Guardian Large Cap Value Portfolio Class S Shares had a total return of 17.05% compared to its benchmark, the S&P 500 Index, which returned 11.76% during the six month period ending June 30, 2003.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING PERFORMANCE?

Stocks advanced steadily throughout the year, with the S&P 500 Index surging ahead late in the year ending the period with its largest quarterly return since the fourth quarter of 1998. The end of major fighting in Iraq and an improvement in first-quarter earnings paved the way for a broad-based rally, with advances beating declines 16 to 1 and nearly every industry sector reporting double-digit gains. Some of the most beaten-up stocks of last year had the strongest returns during the quarter. In addition to rising stock prices, capital markets showed further signs of life in the form of IPO and M&A activity after a long drought.

Companies averaged double-digit profit increases compared to last year when profits were slumping, with many beating market expectations and providing cautiously optimistic comments. Companies that generate substantial earnings abroad had the additional benefit of a weak dollar. While it appears that the improved results tended to come from cost cutting rather than top-line growth, investors took a glass-half-full view of the quarter's mixed economic data, believing the economy would eventually gather enough strength to sustain profitability.

First-quarter GDP growth was reported as 1.4% annualized -- a far cry from boom times but a healthy figure compared to Europe or Japan. Key economic indicators showed signs of stabilization or slight improvement, though the economy again failed to create new jobs. The Federal Reserve provided investors with encouragement as it pledged to prevent deflation and followed through with a quarter-point cut in the federal funds rate in late June. Short-term and long-term interest rates declined further, hitting lows not seen since the 1950s, which enabled companies to refinance on favorable terms and lent support to equity valuations. A tax cut on capital gains and dividends also contributed to a more optimistic view on equities.

WHAT OTHER FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

Good relative results year to date came from stock selection, especially within information technology. Sector selection had minimal impact despite significant differences in sector weightings between the Portfolio and the benchmark. Within the IT sector, the Portfolio's communications equipment and semiconductor capital equipment stocks, many of which hindered results in 2002, rose sharply. Similarly, large holdings in the financials, pharmaceuticals, media, leisure, and utilities areas that suffered last year surged during the quarter, though there were some portfolio holdings in the financial and consumer discretionary sectors that dampened results. Stock selection among consumer staples was also positive, as good results for tobacco and food retailing far outweighed earnings disappointments in other areas of the sector.

During the year we have trimmed positions that had performed well and added stocks reflecting new investment ideas and to several positions that had recently lagged, all for stock-specific reasons and with no broad theme emerging. The portfolio remains underweight the largest stocks by market capitalization in the index and overweight the smallest stocks. We continue to emphasize companies in the information technology, health care, consumer discretionary, and energy sectors. Despite having several financial companies among our largest holdings, the portfolio has less-than-index exposure to financials (the largest component of the index) as well as consumer staples.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

The extensive monetary and fiscal stimuli that have been implemented in the U.S. have not gone unnoticed by the equity market and we think it is only a matter of time before they have an impact on the economy. Many of the stocks in the portfolio should benefit from faster economic growth, but the investment thesis for most is company specific and economic conditions should play only a marginal role. While some retracing may be inevitable following such a strong surge, the end of the war in Iraq combined with the correction of many economic excesses we believe may bode well for equities over the long term.

        TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
----------------------------------------------------------------
                                                         SINCE
                                             1 YEAR    INCEPTION
                                             ------    ---------
Class S(1)                                   7.22%      -2.47%
Class A(2)                                              25.96%

------------------

(1) Class S inception date of 2/1/2000
(2) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

PORTFOLIO MANAGERS' REPORT         ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

The ING Capital Guardian Managed Global Portfolio Class S Shares had a total return of 12.06% compared to its benchmark, the MSCI AC World Free Index, which returned 11.63% during the six month period ending June 30, 2003.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING PERFORMANCE?

A quick end to the major portion of the war in Iraq, investors' optimism about the potential for a stronger global economy, and greatly improved liquidity lifted markets around the world. The U.S. dollar weakened sharply against the euro and the British pound and rose slightly against the Japanese yen. European markets had stronger returns in U.S. dollar terms than the United States and Japan. Most industry groups, including some of the more depressed economically sensitive areas, saw double-digit returns. Although the consumer staples, energy, and materials areas all had positive returns, these groups lagged the broader markets.

Despite a dearth of data actually showing an improvement in the global economy, plentiful fiscal and monetary stimuli around the world gave investors reasons to be optimistic. The U.S. Federal Reserve pledged to prevent deflation and followed through with a quarter-point cut in the federal funds rate in late June. The European Central Bank and other European central banks also lowered rates, though the Bank of England stood pat. The year has been marked by further declines in interest rates and increased access to financing for companies that only months earlier had been shut out of the capital markets. Japan's economy remained in a deflationary funk, although a handful of indicators showed marginal improvement.

The equity markets rewarded debt reduction, restructuring, asset disposal, and increasing cash flow, primarily in areas such as telecom and media. U.S. companies' quarterly reported earnings on average showed double-digit profit increases on easy comparisons. U.S. companies that generate substantial earnings abroad had the additional benefit of a weak dollar. Conversely, while companies based in the euro zone also showed profit growth, the strong euro was frequently cited by companies announcing disappointing results or forecasts. Japanese equities also rallied on hopes for an improving global economy as well as the government's efforts to push down the value of the yen. Optimism about future global growth as well as containment of the SARS virus greatly aided stocks throughout Asia.

WHAT OTHER FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

Many of the stocks that hurt the portfolio early in the year came back and ended the second quarter in positive territory. European insurance, other financials, and media helped returns. Stock selection was strong in U.S. technology, though some of our Japanese technology holdings had less positive returns than the benchmark and hurt portfolio performance. Research convictions in European retail banking continued to be additive, as were U.S. banks exposed to the capital markets. Stock selection in global pharmaceuticals and energy was also helpful.

The impact of the strong euro and the sluggish economy hurt several of our euro-based holdings in the global consumer staples and consumer discretionary groups. In the technology, wireless telecom, and non-U.S. financial areas, we took profits on some stocks and deployed those assets into stocks with more attractive valuations.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

We believe that the current equity rally is more reflective of positive sentiment than any tangible improvement in fundamentals. That said, monetary policy around the world now appears more aligned in a stimulatory stance, providing a better backdrop for the capital markets. While there is always the possibility of bumps along the way, we do expect a better global economy going forward. We believe equities are reasonably valued on a global basis and we are finding particularly good value outside the United States. Considering the improvement in cash flow at many companies as well as current dividend yields and the potential for dividend growth, we believe there may be a compelling case to invest in global equities.

         TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
------------------------------------------------------------------
                                                           SINCE
                             1 YEAR   5 YEAR   10 YEAR   INCEPTION
                             ------   ------   -------   ---------
Class S                      0.57%    3.33%    6.05%
Class A(1)                                                19.16%

------------------

(1) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO              PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

The ING Capital Guardian Small Cap Portfolio Class S Shares had a total return of 16.33% compared to its benchmark, the Russell Mid Cap Growth Index, which returned 20.17% during the six month period ending June 30, 2003.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING PERFORMANCE?

U.S. small-cap stocks ended the first half of the year with their best quarter since 2001, rebounding strongly to record solid double-digit gains. Small caps outperformed large caps, with the Russell 2000 Index beating the S&P 500 by a wide margin. Small technology and consumer discretionary stocks that had poor returns in the first quarter greatly outperformed in the second, while consumer staples, financials, and utilities generally underperformed the overall market.

With the end of major fighting in Iraq, investors were in the mood to take a glass-half-full view of the quarter's mixed economic data. First-quarter GDP grew at a modest 1.4% annualized rate. Key economic indicators showed signs of stabilization or slight improvement, though the economy again failed to create new jobs. The Federal Reserve provided investors with encouragement as it pledged to prevent deflation and followed through with a quarter-point cut in the federal funds rate in late June. Both short-term and long-term interest rates declined further, hitting lows not seen since the 1950s. A tax cut on capital gains and dividends also contributed to a more optimistic view on equities in general.

The most speculative stocks from the lowest market-cap segments had the highest returns. In our view, small-cap technology stocks were largely helped by a reversal in investor sentiment rather than an improvement in fundamentals. Biotechnology companies surged on renewed momentum in cancer research, the prospect of a faster Food and Drug Administration approval process, and industry consolidation among large-cap companies. Media, retail, and other cyclical industries were also strong. Chemical stocks lagged in line with higher natural gas prices, as did consumer staples and certain financials.

For the first time in several years, the annual rebalancing of the Russell 2000 Index offered only modest changes, the most significant being the addition of more financials along with a reduction in the number of technology and REIT stocks.

WHAT OTHER FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

Many of the stocks that hurt the portfolio in the first quarter came back and contributed to returns in the second. Semiconductor production equipment companies (grouped under producer durables in the Russell indices) and consumer discretionary holdings contributed to returns and we took profits on strength where appropriate. Consumer staples holdings, however, detracted. Chemicals held back returns despite our reducing a key position towards the end of May. Financials had mixed results, although our longstanding underweight in the group was helpful.

Our underweight in technology stocks hindered performance, although our small position in Internet-related stocks helped returns as the portfolio benefited from industry consolidation. The technology group, however, was driven by many of the highly speculative stocks that led the broader market -- companies that we consider poor investments. On the plus side, our decision early in the year to add several biotechnology holdings paid off as that group rallied.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

The second-quarter rally was somewhat indiscriminate, as lower-quality stocks substantially outperformed higher-quality companies. Although we believe the market is for the most part running on sentiment rather than fundamentals, given today's low interest rates and earnings improvements in some industries, there is reason to believe a more fundamentally driven rally could emerge. We are looking to enhance the portfolio's weightings in companies leveraged to economic improvement by finding new ideas and adding to current research convictions.

      TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
-------------------------------------------------------------
                                                      SINCE
                              1 YEAR     5 YEAR     INCEPTION
                              ------     ------     ---------
Class S(1)                     -4.75%      1.68%       7.23%
Class A(2)                                            13.56%

------------------

(1) Class S inception date of 1/3/1996
(2) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

PORTFOLIO MANAGERS' REPORT                        ING DEVELOPING WORLD PORTFOLIO
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM IN THE PERIOD?

For the six months ended June 30, 2003, the ING Developing World Fund Class S shares increased by 12.14%. This compares with a return of 16.13% for the Morgan Stanley Emerging Markets Free Index during the same period. The disappointing performance relative to the index largely occurred during the first quarter of 2003, as the markets remained focused on defensive themes in contrast to the positioning of the Portfolio's investment portfolio with a bias in favor of economically sensitive markets, particularly Korea.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE PORTFOLIO'S PERFORMANCE?

The overriding cause of the Portfolio's performance lagging the index performance was our premature decision to increase the economic sensitivity of the portfolio towards the end of last year. The markets remained very nervous during the first quarter of the year amid geopolitical tensions relating to military action in Iraq and the attention seeking threats from North Korea and continued mixed messages about the global economic outlook. With limited visibility, investor confidence remained low. However, the earlier than expected conclusion of the Iraq conflict marked a turning point in investor confidence. The Portfolio was well placed in terms of the larger markets as the rally materialized as the more economically sensitive markets, Korea and Taiwan, performed better than the more defensive markets of South Africa and Malaysia. However, some of the smaller markets, most notably Indonesia and Turkey, achieved even better returns and the Portfolio was poorly positioned to benefit from these moves.

WHAT OTHER FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

The Portfolio's strategy has incorporated two key themes during the last six months. The economic sensitivity referred to above, and an emphasis on investing in markets where domestic factors have been the overriding influence. Your portfolio position in Russia reflects this theme and has been a positive source of performance. A combination of falling interest rates, a higher oil price and an ongoing commitment to positive change at both the political and corporate level has resulted in the impressive performance of the Russian market.

At the sector and stock level the Portfolio's strategy has been mixed with an overall negative result during the six-month period. The Portfolio positions in the Energy and Telecommunication sectors in Russia have been positive, as has the addition of a Telecommunications company, Advanced Information Services, in Thailand. Elsewhere, stock selection in Korea and China has been disappointing. In the former, corporate governance-related setbacks negatively impacted the steel company POSCO and SK Telecom, both core holdings in your Portfolio. In the latter, the SARS outbreak across parts of Asia caused some sharp price declines including the retailer Giordano, one of the Portfolio positions. Our expectations that the downward pressure would be short-lived proved misplaced, as the share price remained weaker for longer than expected.

WHAT IS YOUR OUTLOOK FOR MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

Following the rapid rise in equity markets over the last three months, we expect that we may see a brief period of consolidation in the short-term. Looking further out we believe that the outlook for equity markets remains positive during the second half of the year. This stems from the combination of a more supportive external environment and ongoing progress at the economic, political and corporate level within the Emerging asset class.

From an external perspective we believe that U.S. economic growth, while remaining subdued, should strengthen during the second half of 2003. Furthermore we are confident that Central Banks -- particularly the Federal Reserve - are prepared to undertake whatever action is necessary to prevent either deflation or recession.

Turning to the Emerging market asset class specifically, we continue to believe that the approximately 50% valuation discount to Developed markets is not justified, particularly given the higher profitability available. Many Emerging market companies and countries are benefiting from a declining cost of capital, and higher growth prospects, which is fueling higher profitability. Until this is reflected more fully in valuations, the asset class will remain attractive.

Our current investment strategy incorporates markets sensitive to an improving global economic environment (Korea and Taiwan) and domestic drivers (Russia, Thailand and Indonesia). With these two themes in place we believe the Portfolio is well balanced for the developing investment environment.

      TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
-------------------------------------------------------------
                                                      SINCE
                              1 YEAR     5 YEAR     INCEPTION
                              ------     ------     ---------
Class S(1)                     -0.42%     -1.95%      -5.26%
Class A(2)                                            11.52%

------------------

(1) Class S inception date of 2/18/1998
(2) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

ING EAGLE ASSET VALUE EQUITY PORTFOLIO                PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM DURING THE FIRST HALF OF 2003?

For the six months ended June 30, 2003, the ING Eagle Value Equity Portfolio Class S shares returned 9.06%, compared with 11.57% for the Russell 1000 Value Index during the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE PORTFOLIO'S PERFORMANCE?

The first half of 2003 is best considered as two quite distinct market environments. Until mid-March the market continued the relentless decline that had been ongoing for the past three years amid a remarkably negative news backdrop. The U.S. economy remained sluggish with fears of renewed recession getting much media attention. The showdown in Iraq was looming with all the attendant uncertainty that military action entails. Terrorist alerts were commonplace with the American public being advised to stock up on duct tape and plastic wrap. A brand new disease, SARS, threatened public health and commerce, worldwide. And continuing reports of various acts of corporate malfeasance and accounting irregularities further damaged already fragile investor confidence. In short, it appeared that the U.S. stock market was well on its way to recording a fourth consecutive year of decline, something that had not happened since the 1930s.

But, then, amid the gloom of early spring, the stock market began one of the strongest rallies since the late 1990s. In our view, it was sustained more by what did not happen than by any overt positive event. The conflict in Iraq did not turn out badly, terrorism did not revisit the United States, the economy did not relapse into recession, SARS did not become widespread and corporate governance issues did not escalate. In addition, the Federal Reserve continued to foster lower interest rates and the Congress passed a historic tax bill that not only accelerated cuts in marginal tax rates but also lowered taxes on dividends and capital gains, giving a direct boost to investor confidence.

The Portfolio's underperformance relative to the benchmark is mainly explained by our positioning in more economically sensitive sectors that we believe will benefit from the still elusive economic recovery. As well, the benchmark's performance later in the first half of 2003 was impacted by a dramatic rebound in the stocks of many low-quality companies in the telecommunication, utilities and transportation sectors which had been "left for dead" earlier this year but now may survive as credit conditions have eased.

WHAT OTHER FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

The best performing sectors for the Portfolio in the first half were financials and energy. Our financial sector exposure has emphasized companies positioned for an improved corporate credit environment and improving capital market conditions. Citigroup, J P Morgan Chase, and Lehman Brothers were all strong first-half performers. In the energy sector, the Portfolio's holdings are oriented toward improving business prospects for natural gas exploration, production and delivery. Here, Halliburton, Hanover Compressor and Burlington Resources all added value to the Portfolio.

Our holdings in economy sensitive sectors such as basic materials and capital goods detracted from the Portfolio's relative performance in the first half of the year. Chemical companies, Rohm & Haas and DuPont held back performance, as volumes and pricing have remained disappointing. We continue to believe the earnings power of many such cyclical companies may be substantial and the stocks may perform well as the economic recovery gains traction.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

Following the best quarterly performance for the U.S. stock market in nearly five years, some sort of consolidation of recent gains would not be too surprising. The broad rise in the market since mid-March was largely based on improving investor confidence and investors' worst fears not being realized. Further gains from here must be accompanied by improved business conditions and some acceleration in corporate earnings growth.

Fortunately, a wide array of positive factors has been aligning which, taken together, should usher in much better economic performance through the balance of 2003 and into next year. First, monetary policy continues to be fully supportive of economic growth. Secondly, fiscal policy should boost economic growth as marginal tax rates have been lowered, more generous depreciation rates are available for businesses, and some very specific investor-oriented tax cuts have made the after-tax return on financial assets, and equities in particular, more attractive. Finally, the lower U.S. dollar should give a lift to exports and help reported earnings of many of the U.S.-based multi-national companies that we own. In addition to these policy levers, continuing refinancing activity by consumers, burgeoning corporate cash flow and dramatically improved credit conditions, should help economic growth over the next few quarters.

PORTFOLIO MANAGERS' REPORT                ING EAGLE ASSET VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

So far, the most visible indicator of economic activity, the employment situation, has not shown much improvement. As in the last recession in 1990-91, employment growth will likely be the last indicator to rise. While productivity growth enhances the outlook for corporate profits, companies' ability to get more output from a stable or lower workforce necessarily delays new hiring.

Stronger economic growth in the second half of 2003, combined with lean corporate cost structures should result in better earnings growth. With equity valuations remaining reasonable, particularly compared to fixed income alternatives, we believe the outlook for the U.S. equity markets is generally favorable.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
--------------------------------------------------------------
                                                       SINCE
                                 1 YEAR    5 YEAR    INCEPTION
                                 ------    ------    ---------
Class S(1)                       -4.63%    -0.94%      7.36%
Class A(2)                                             6.67%

------------------

(1) Class S inception date of 1/3/1995
(2) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO             PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

The ING FMR(SM) Diversified Mid Cap Portfolio Class S Shares had a total return of 12.42% compared to its benchmark, the Russell Mid Cap Index, which returned 18.50% during the six month period ending June 30, 2003.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE PORTFOLIO'S PERFORMANCE?

The equity markets soared during the second quarter of 2003, posting their strongest advances since December 1998. The rally, which began in mid-March, was sparked in part by investors' reaction to the relatively quick conclusion to the war in Iraq. Domestically, positive fiscal and monetary relief came in the form of federal tax breaks and an interest rate cut by the Federal Reserve Board in hopes of providing further economic stimuli to the market. Against this backdrop, ING FMR(SM) Diversified Mid Cap Portfolio finished in positive territory but underperformed its benchmark, the Russell Midcap(R)Index. The primary detractor to performance was security selection within the financials sector. Specifically, an underweighting in banks dampened results as the markets rallied. Security selection among materials companies also hampered overall returns. On the flip side, the Portfolio benefited from astute security selection and an overweighting in the consumer discretionary sector, particularly among retailing and durables companies.

WHAT SECURITIES/SECTORS HAD THE GREATEST EFFECT ON THE PORTFOLIO'S PERFORMANCE?

For the six-month period that ended June 30, 2003, consumer spending remained strong as the low interest rate environment created a record number of mortgage refinancings. Corporate profits also started to rebound, with several companies beating first-quarter earnings expectations. During this time frame, ING FMR(SM) Diversified Mid Cap Portfolio posted positive returns but trailed its benchmark. Detracting from performance was unfavorable security selection among pharmaceutical and biotechnology companies within the healthcare sector, as well as banks within the financial sector. On the positive side, an overweighting in companies that supply consumer durables and apparel products contributed the most to the Portfolio's six-month returns.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

The Portfolio's strategy remains focused on identifying stocks with improving fundamentals that offer high-quality earnings at reasonable prices. Both short-term and long-term earnings growth will be considered, as well as a company's valuation level. Stock-by-stock portfolio construction using Fidelity's extensive research capabilities will continue to drive investment decisions.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
--------------------------------------------------------------
                                                       SINCE
                                          1 YEAR     INCEPTION
                                          ------     ---------
Class S(1)                                 -4.23%     -6.20%
Class A(2)                                             8.74%

------------------

(1) Class S inception date of 10/2/2000
(2) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

PORTFOLIO MANAGERS' REPORT   ING GOLDMAN SACHS INTERNET TOLLKEEPER(SM) PORTFOLIO
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM DURING THE SIX-MONTH PERIOD THAT ENDED JUNE 30, 2003?

During the six-month period ended June 30, 2003, the Portfolio returned 19.33% versus 21.51% for the Nasdaq Composite. The S&P 500 Index and the GS Internet Index gained 11.76% and 65.71%, respectively.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE?

The U.S. markets remained volatile, as investors continued to deal with a weak economic environment. During the first three months of the period, the equity markets languished in the face of geopolitical uncertainty. During the first quarter of 2003 the market was affected by factors such as the continued standoff in Iraq and North Korea, rising oil prices, weak consumer confidence, and a difficult labor market. The uncertainty caused many businesses to delay spending on new investments. In March, coalition forces invaded Iraq, quickly toppling Saddam Hussein and his regime. Investors were relieved to see the conflict come to a swift conclusion, and began taking a more positive view of the economy and its long-term prospects. In April, the U.S. markets rebounded sharply as consumer confidence reported its second largest monthly gain. In addition, the lowering of the terrorist threat level and falling oil prices contributed to the upbeat sentiment. Investors have been taking a more positive view of the economy and its prospects as corporate profits have been solid with many companies releasing better-than-expected earnings results.


WHAT OTHER FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

Microsoft Corp. (5.2%) and Qualcomm (3.2%) adversely impacted performance during the reporting period while EMC Corp. (4.8%), Checkfree Corp. (1.7%), and First Data Corp. (4.2%) contributed positively to the Portfolio. EMC Corp., a leader in data storage continues to develop and possess premier storage products. The firm has reestablished its competitive lead in the industry through new product innovation. Despite this period of extremely low demand, EMC continues to execute well and is positioned to benefit from increased demand for storage. Checkfree has a dominant market share position in EBPP (Electronic Bill Presentment and Payment) and is well positioned to benefit as more people use the Internet to pay their bills. First Data is the leader in money transfer, credit card processing, offline debit processing, check guarantee, check verification, and has the most number of merchants. The company recently announced that it would acquire the transaction processing company Concord EFS, which would give First Data the #1 position in online debit (the fastest growing payment sector) as well as access to over 125 million checking accounts.

Qualcomm, the innovator of CDMA technology, negatively impacted performance as it recently reported that it has several weeks of excess inventory. In addition, there remains some uncertainty regarding subscriber growth in China and India. Finally, chip pricing has been weaker than expected. Despite the negative news, we remain committed to Qualcomm. While the near term may be difficult for its business, we believe the long-term growth prospects remain strong.

Several of the Portfolio's Media businesses were strong contributors to performance during the period including Liberty Media Corp. (3.2%), EchoStar Communications Corp. (4.6%), and Crown Castle International Corp. (4.6%). We believe EchoStar is an attractive growth investment due to its excellent management, subscriber growth, recurring revenue stream business model, and competitive positioning. In its most recent quarterly earnings statement, EchoStar reported subscriber growth that exceeded analysts' expectations. In addition, the company is guiding towards robust free cash flow growth this year, which is important for a business that is looking to attain a consistently strong growth rate.

Within the Services area, Cendant Corp. (4.8%), the travel and real estate company enhanced results. The company continues to make gains and be the leader in the online travel arena. Cendant's major brands include Days Inn, Ramada, Avis, Coldwell Banker and Century 21. The company stated that its real estate businesses have been doing quite well, and the Federal Reserve Board's interest rate cuts have led to lower mortgage rates, and in turn, have benefited the subsidiaries that are sensitive to refinancing. In addition, Cendant's travel businesses have quickly recovered from the abrupt downturn that occurred immediately following the September 11th terrorist attacks. Overall, since the company employs a franchise model, it is capable of mitigating the erratic earnings swings that result from economic cycles.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

The recent period of strong equity market appreciation may signal that investors are growing more confident in the U.S. economy. With interest rates at historically low levels, we believe businesses are more likely to expand by raising capital and hiring more workers as demand begins to increase. As demand for products and services swells, we believe that companies with distinct operating leverage should see margin expansion and earnings growth going forward. Regardless of the economic environment, we remain focused on the fundamentals of our companies that may enable them to deliver long-term growth.

ING GOLDMAN SACHS INTERNET TOLLKEEPER(SM) PORTFOLIO   PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
--------------------------------------------------------------
                                                       SINCE
                                          1 YEAR     INCEPTION
                                          ------     ---------
Class S(1)                                 14.29%     -22.95%
Class A(2)                                              31.5%

------------------

(1) Class S inception date of 5/1/2001
(2) Class A inception date of 9/9/2002

ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is a service mark of Goldman, Sachs & Co.

The Portfolio is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Portfolio may lack sufficient market liquidity to enable the Portfolio to sell the securities at an advantageous time or without a substantial drop in price.

Holdings are as of 6/30/03 and are subject to change.

The Portfolio invests in "Internet Tollkeeper" companies, and its net asset value may fluctuate substantially over time. Because the Portfolio concentrates its investments in Internet Tollkeeper companies, the Portfolio's performance may be substantially different from the returns of the broader stock market and of "pure" Internet portfolios. Past performance is not an indication of future returns and, depending on the timing of your investment, you may lose money even if the Portfolio's past returns have been positive.

The Portfolio may participate in the Initial Public Offering (IPO) market, and a portion of the Portfolio's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Portfolio's small asset base. As the Portfolio's assets grow, it is probable that the effect of the Portfolio's investment in IPOs on its total returns may not be as significant.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Portfolio may be unable to sell certain of its Portfolio securities without a substantial drop in price, if at all.

The returns represent past performance. The Portfolio's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Copyright 2003 Goldman, Sachs & Co. All Rights Reserved.
Date of first use: 7/15/03

Compliance number: 2003-1164

GOLDMAN SACHS ASSET MANAGEMENT IS SUBADVISER TO THE INTERNET TOLLKEEPER
PORTFOLIO.

PORTFOLIO MANAGERS' REPORT                             ING HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM IN THE PERIOD?

For the six months ended June 30, 2003, the ING Hard Assets Portfolio Class S shares increased by 9.68%, outperforming the benchmark Barings Resource Index, which increased by 7.16%. The S&P 500 and Russell 2000 indices, rose by 11.76% and 17.88% respectively.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE PORTFOLIO'S PERFORMANCE?

The resilience of the Energy sector again surprised the market during the period under review. The oil price rose rapidly to US$38/bbl during February in anticipation of military conflict in the Middle East, but retreated rapidly once Iraqi production facilities were secured. The market also believed that the end of the conflict would trigger a rapid return of Iraqi oil to the global markets. However, administrative uncertainty, logistical problems and sabotage of facilities ensured that this did not materialize. Meanwhile international crude inventories have remained stubbornly low, in turn pushing the WTI spot price back above US$30/bbl. US natural gas prices temporarily spiked to US$19/mmcf in February before settling around US$5-6/mmcf in response to ongoing robust demand and low inventories. As a consequence, the sector performed strongly despite the rotation by investors into more cyclical sectors as the broader market rallied during the second quarter. The Portfolio's sizeable overweight exposure towards the dominant Russian oil producers added significant value over the six months.

The Mining sector underperformed despite the strength in base metal prices and improving macroeconomic news. Fears of a significant slowdown in Chinese demand for bulk commodities, steel, copper and nickel proved unfounded, nevertheless, the absolute performance of the large diversified mining companies was disappointing. The rapid fall in the US Dollar, especially against the Australian Dollar and South African Rand, increased investors' concerns of rising local currency costs despite robust commodity prices. The best performing metals were again those supported by supply-side discipline, notably copper and nickel. The nickel price reached a peak of US$4.50/lb early in June as Inco, the world's second largest nickel miner, announced that strike action had led to a cessation of production at its Canadian mines. The Portfolio benefited from this announcement given its sizeable position in Russia's Norilsk Nickel. The share price of Norilsk, the world's largest nickel producer, increased by 69% during the first half of the year.

The Gold sector demonstrated mixed performance. The bullion price reacted rapidly to changes in risk aversion and increased to US$381/oz as the military action in the Middle East unfolded. The metal has remained well supported in response to the weakness in the US Dollar. However, the overweight exposure to Gold equities slightly detracted from value, as the rises in local currency costs continued to undermine earnings growth for many producers.

The Chemical and Forest product sectors underperformed. Pulp and Paper prices remained under pressure as demand remained lackluster. The dominant US chemical companies have been adversely affected by persistently high-energy prices. In contrast, robust demand from China ensured bulk chemical producers in the Far East such as LG Petrochemical continued to perform strongly.

WHAT STOCKS/SECTORS HAD THE GREATEST EFFECT ON THE PORTFOLIO?

The significant exposure to Emerging Market companies was the main contributor to the outperformance of the Portfolio. The share prices of core holdings Petrochina, Lukoil and Yukos all appreciated by greater than 40% during the second quarter, as the investors slowly began to discount a higher oil price into their valuations. The overweight exposures to producers of specific commodities also added value, in particular nickel and steel. While many gold equities provided solid absolute returns, the earnings of South African producers suffered and the Portfolio's holding in Goldfields disappointed. The strategy to have an underweight exposure to both the Chemical and Forest product sectors also proved beneficial.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

We continue to believe that the outlook for the Resource sector is very robust. An economic improvement during the second half of 2003 should positively affect the demand for commodities. We also expect the absolute levels of demand for nickel, copper, iron ore and steel in China to remain high, although the dramatic year-on-year improvements in metal demand recently witnessed are unlikely to continue at such a rate.

Demand for oil is also expected to be healthy and we believe that OPEC will maintain discipline, ensuring that the oil price will likely remain at the upper end of its US$22-28/bbl price band. This is a theme we have been emphasizing within the Portfolio over 18 months, and recent evidence has only served to reinforce our views on this subject. Although Iraqi crude exports should eventually resume, possibly pressuring OPEC to initiate further production cuts, we believe that investors will slowly discount a higher long-term oil price into their valuations, in turn providing support for the sector. The short-term direction of US natural gas prices is likely to be significantly influenced by summer demand, but the

ING HARD ASSETS PORTFOLIO                             PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

underlying supply problems are likely to persist into the winter.

A continuation of US Dollar weakness is expected to support both the Gold price and Gold equities, although conversely, strength in both the Australian Dollar and South African Rand compounds the cost pressures currently facing the mining industry.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
---------------------------------------------------------------
                                                        SINCE
                       1 YEAR    5 YEAR    10 YEAR    INCEPTION
                       ------    ------    -------    ---------
Class S                -4.05%    -1.65%     3.96%
Class A(1)                                             10.32%

------------------

(1) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

PORTFOLIO MANAGERS' REPORT                           ING INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six months ended June 30, 2003, the ING International Portfolio Class S shares had a total return of 5.37%, compared to the MSCI EAFE index, which, rose by 9.85%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE PORTFOLIO'S PERFORMANCE?

In the six-month period to the end of June 2003 market behavior shifted from risk-aversion towards more confident opportunity seeking. In dollar terms, the MSCI EAFE index rose 7.7%, Europe rose 8.6% while Japan rose 2.3%. Emerging markets were the stellar performers, rising 13.9% overall, where several individual emerging countries were up each over 50%. Germany was the leader in developed markets, rising 17.9% through June. World market declines into March were acute, as war and deflation fears together raised questions of systemic risk. Within days of the onset of war, a sharp reversal rally began from oversold lows, which has continued since.

Driving markets higher is the expectation for economic recovery and sharply lower interest rates. Through the end of the period, evidence of recovery is thin. Markets are for now willing to ignore short-term weaker news while betting on a stronger second half. The logic is consistent with market history, as is the potential for disappointment.

Economic news in developed countries was relatively weak. In the Euro zone, GDP growth stalled after an anemic bounce back to 1.2% during 2002. Adding pressure to Europe's competitiveness was the 20% fall in the dollar versus the euro. Germany in particular looks close to deflationary conditions, but is absent a credible recovery strategy. Japan emerged from recession, at least temporarily, showing GDP growth of 2.7% in Q1 2003. Japanese stocks made new 20-year lows during the first half, but then rebounded with world markets. Little, if any, progress was made towards structural reform.

WHAT SECTORS/SECURITIES CONTRIBUTED MOST TO THE PORTFOLIO'S PERFORMANCE?

Relative performance was affected by the powerful surge in lower quality stocks, and the Portfolio's relatively light weighting in such names. We are biased in our long-term experience to own financially strong companies, and from time to time, lower quality wins out. The Portfolio remained well diversified. Attractive valuations, negative sentiment and multi-pronged economic stimulus provided an opportunity to become more aggressive. As a result, the Portfolio was underweight consumer staples and healthcare. Financials were underweight by 2.4% due to an increased risk of lower asset quality at many banks. Energy was overweight by 1.7% as valuations and dividend yields were favorable. Utilities were overweight by 6.5% due to heavy telecom exposure.

Teva Pharmaceutical rose 48% as earnings continued to grow rapidly. The best performer was newly purchased Yukos, which soared 55%. Yukos is a major Russian oil company with rapid production growth and undervalued assets. Sony was a disappointment, falling 40% after a profit shortfall. Japanese retailer Ito-Yokado declined 18% as severe competition hurt earnings.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

Although long-term economic imbalances still exist globally, the near-term outlook has improved. Stocks have enjoyed a strong rally since the March lows. Economic stimulus in the form of tax cuts and falling interest rates are significant. Globally, economies are still weak but due to lower rates and an expected pick up in the U.S., there is reason to be more positive. There are even some positive signs in Germany and Japan. German labor reform is progressing and new tax cuts are likely to be implemented. Japanese growth, although muted, is somewhat better than expected. Profits at Japanese companies have been relatively good as cost cutting continues. More cautiously, the strong Euro will further pressure European economies and corporate profits. Given the strong move up in stocks, valuation is considerably less attractive.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
--------------------------------------------------------------
                                                       SINCE
                                          1 YEAR     INCEPTION
                                          ------     ---------
Class S(1)                                -10.46%     -7.51%
Class A(2)                                             4.62%

------------------

(1) Class S inception date of 12/17/01
(2) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

ING JANUS GROWTH AND INCOME PORTFOLIO                 PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six months ended June 30, 2003, the Portfolio gained 8.61%, while its benchmark, the S&P 500 Index, gained 11.76%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING PERFORMANCE?

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500 Index adding 11.76%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. Although the indices performed solidly, most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive. Against this backdrop, the Federal Reserve cut short-term interest rates by 0.25%, stating the economy had grown at a "sub par" pace following the end to the war in Iraq.

WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

The single biggest detractor from performance was our position in tool maker Stanley Works. Our holdings in defense contractor General Dynamics and property and casualty insurance specialist American International Group each fell during the period, thereby joining Stanley Works among our list of disappointments. Meanwhile, computerized transaction processor Automatic Data Processing worked against us, while telecommunications provider SBC Communications rounded out our list of disappointments.

WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

On the positive side, financial services giant Citigroup -- one of our largest positions -- was also our single biggest contributor to performance. Three media companies, including interactive media company InterActiveCorp (formerly USA Interactive), cable and content specialist Liberty Media and cable provider Comcast Corp. were also among our top performers. Rounding out our list of top contributors was industrial conglomerate General Electric.

WHICH STOCKS/SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE PERFORMANCE?

On an absolute basis, the consumer discretionary and financial services sectors were our biggest positive contributors to performance. Both sectors represented a substantial portion of the Portfolio's assets. Meanwhile, our much more modest exposure to the telecommunications services sector emerged as our only detractor from performance during the period as our lone position in the sector declined. Materials, where we also held a relatively small exposure, held back results while nonetheless providing a small positive contribution to results.

WHICH STOCKS/SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

Declines by several individual information technology stocks, together with our relative underweighting of this top-performing sector, caused information technology to rank as our worst-performing sector overall on a relative basis, even as technology contributed positively to our absolute results. Industrial stocks, an area in which we held generally the same weighting as our benchmark, also held back performance as stocks such as General Dynamics and Automatic Data Processing -- both discussed above -- worked against us. Meanwhile, our underweighting of consumer staples worked to our advantage while several individual stock picks in the sector also aided performance and allowed the group to emerge as a clear area of strength. Finally, Citigroup's strong performance added to the favorable returns earned by several other financial stocks in the Portfolio to lift the financial services sector to our second-best performing group overall on both an absolute and relative basis.

HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

Looking ahead, we will continue to maintain a flexible approach that is both diversified and mindful of risk. Our goal is to find the most opportunistic balance of core names and turnaround situations. For us, core names represent steady growth companies with strong fundamentals, whereas turnaround situations possess fundamentals that we believe have temporarily strayed but whose valuations and catalysts for change afford us the flexibility to be patient.

PORTFOLIO MANAGERS' REPORT                 ING JANUS GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
--------------------------------------------------------------
                                                       SINCE
                                           1 YEAR    INCEPTION
                                           ------    ---------
Class S(1)                                 -3.42%     -8.22%
Class A(2)                                             7.38%

------------------

(1) Class S inception date of 10/2/2000
(2) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

ING JANUS SPECIAL EQUITY PORTFOLIO                    PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six months ended June 30, 2003, the ING Janus Special Equity Portfolio Class S shares had a total return of 22.72%, while its benchmark, the S&P 500 Index, gained 11.76%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING PERFORMANCE?

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500 Index adding 11.76%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. Although the indices performed solidly, most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive. Against this backdrop, the Federal Reserve cut short-term interest rates by 0.25%, stating the economy had grown at a "sub par" pace following the end to the war in Iraq.

WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Among our biggest disappointments was financial concern Freddie Mac. Semiconductor manufacturer Advanced Micro Devices also detracted from our results, as did South Korea's energy company SK Corp. Other holdings that worked against us included Alliant Techsystems Inc., which supplies aerospace and defense products to the U.S. government and America's allies, and Westwood One, a company that provides radio and television stations with information services and programming.

WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

At the top of our list of strong performers was E*Trade, a diversified financial services company. A close second was business software development company Computer Associates International. Other holdings that made a significant contribution to the Portfolio's results included entertainment conglomerate Liberty Media, satellite-based entertainment provider EchoStar Communications and Magnum Hunter Resources.

WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE PERFORMANCE?

On an absolute basis the consumer discretionary and information technology groups were our biggest positive contributors. We maintained substantial exposure to both of these sectors during the period, particularly the consumer discretionary group, which was by far our largest sector weighting. While no single sector detracted from the Portfolio's absolute results, two of our weaker performers were the consumer staples and materials groups. Our weightings in both were very small.

WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

Our strongest absolute performers were also our biggest relative performers: the consumer discretionary and information technology sectors. While our relative overweighting in these two strong-performing sectors worked to our advantage, strong stock selection was the main driver behind our outperformance. Meanwhile, only one sector detracted from our relative results: Industrials. A number of the Portfolio's individual holdings within this group turned in disappointing results and consequently held back our relative performance.

HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

Our investment process will continue to attempt to capitalize on the dislocation between intrinsic value, or the range of values that can be projected from a company's future discounted cash flows, and market value, which is the investment community's collective valuation of a company at any given moment. Assuming business conditions improve, our hope is that our companies will move closer to intrinsic value. If not, we believe our valuation-driven approach may help buffer against the downside.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
---------------------------------------------------------------
                                                        SINCE
                                            1 YEAR    INCEPTION
                                            ------    ---------
Class S(1)                                  2.54%      -9.10%
Class A(2)                                             23.41%

------------------

(1) Class S inception date of 10/2/2000
(2) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

PORTFOLIO MANAGERS' REPORT           ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six months ended June 30, 2003, the ING Jennison Equity Opportunities Portfolio Class S shares had a total return of 9.17%. This compares to a return of 11.76% for the S&P 500 Index during the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE PORTFOLIO'S PERFORMANCE DURING THE PERIOD?

In the first quarter, we saw a narrow rally at the tail end of the quarter from the March market lows, which left behind much of our portfolio, the majority of which is mid-cap stocks, as the market focused on large-cap growth stocks. The market broadened out as the second quarter progressed, with many of our stocks experiencing significant upward moves, as justified by their improving fundamentals. This trend of outperformance has so far carried into the third quarter. With the "liquidity-driven" rally in the market behind us, we are pleased to see investors returning to fundamentals, enabling our stock picking skills to emerge.

WHAT OTHER FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

Our holdings in the Technology, Financials, and Health Care sectors were the strongest contributors to performance. In the Technology sector, our holdings in Agere Systems, a communications chipmaker, and Hewlett-Packard were top performers. Agere, though still unprofitable, narrowed its losses in its second quarter through continued cost cutting and the sale of its optoelectronics business. Management also expressed continued confidence in its third quarter profitability target and stated it may exceed its fiscal year revenue targets. Hewlett Packard reported second quarter revenues and profits that exceeded analysts' estimates. In Financials, Hartford Financial Services Group and Merrill Lynch were top performers as the equity markets continued to rally, and our insurers, Everest Re also produced positive returns following a strong earnings announcement.

Very few holdings hurt portfolio performance more than marginally. Among them was Cambrex, a specialty chemical company focused on the life-sciences area. Cambrex reported quarterly earnings that were less than analysts' expectations; this shortfall was due in part to the loss of a large customer contract (which exemplifies the contraction in the pharmaceutical outsourcing trend that has occurred). This business has been somewhat lumpier than expected, and we have lowered our position accordingly. We remain comfortable, however, that the company's FDA permitted capacity should continue to be in good demand, even in a worst-case outsourcing scenario.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

Since the market bottom in March, our mid-cap stocks appear to have been playing catch-up, narrowing the differential between our portfolio and the S&P 500, as their fundamentals continue to play out and the market rewards them. We believe it is starting to become a stock picker's market again, and a stock picker's market is well suited to our opportunistic style and will be the key to performance going forward.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
---------------------------------------------------------------
                                                        SINCE
                       1 YEAR    5 YEAR    10 YEAR    INCEPTION
                       ------    ------    -------    ---------
Class S                -1.99%    -6.48%     5.27%
Class A(1)                                              8.51%

------------------

(1) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

ING JPMORGAN FLEMING INTERNATIONAL
ENHANCED EAFE PORTFOLIO                               PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six months ended June 30, 2003, the ING JPMorgan Fleming International Enhanced EAFE Portfolio's Class S Shares had a total return of 8.33%, compared to the MSCI EAFE Index (the Fund's benchmark), which returned 9.85%.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING THE PORTFOLIO'S PERFORMANCE?

Equities rallied following the successful conclusion to the Iraq conflict, and more positive economic news. The U.S. monetary and fiscal authorities fueled the fire with a further quarter-point rate cut reduction package. In addition, both Japan and Europe allowed liquidity to flow into financial assets and rates were cut in Europe. There were incipient signs of an economic recovery in the U.S., with first quarter earnings per share up 13% at the operating level. Japan also surprised with an increase in both sales growth and margin. Euro strength is restricting European earnings but it is encouraging restructuring.

WHAT SECURITIES/SECTORS HAD THE GREATEST EFFECT ON THE PORTFOLIO'S PERFORMANCE?

Stock selection was a major driver of performance as many European stocks bounced back after their poor performance of prior periods. Names that boosted the Portfolio's return included Bayer, Duetsche Bank, Saint Gobain, BMW and Wolseley. Some Japanese Consumer Discretionary stocks including Fuji Photo, Nintendo and Sony detracted from performance. At the sector level Energy, Financials, Industrials and Materials added significant value.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

We remain positive on equities going into the second half of the year helped by the low yields on competing assets. Stock selection is likely to drive performance here.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
--------------------------------------------------------------
                                                       SINCE
                                           1 YEAR    INCEPTION
                                           ------    ---------
Class S(1)                                 -7.37%     -8.66%
Class A(2)                                             7.50%

------------------

(1) Class S inception date of 5/1/2002
(2) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

PORTFOLIO MANAGERS' REPORT                 ING JPMORGAN FLEMING SMALL CAP EQUITY
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six months ended June 30, 2003, the ING JPMorgan Fleming Small Cap Equity Portfolio's Class S shares had a total return of 10.10%, compared to the S&P Small Cap 600 Index (the Fund's benchmark), which returned 13.30%.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING THE PORTFOLIO'S PERFORMANCE?

The market surged in the second quarter, driven by renewed optimism following the conclusion of combat operations in Iraq and by the largest package of economic stimuli since the Second World War. President Bush's $350 billion tax cut program and the Federal Reserve's 1/4-point rate cut are expected to provide additional catalysts for growth in the second half of 2003.

WHAT SECURITIES/SECTORS HAD THE GREATEST EFFECT ON THE PORTFOLIO'S PERFORMANCE?

The Portfolio participated in the rally, although it trailed the benchmark. We believe that our strategy of investing in high-quality companies hurt relative performance in the period, as stocks we view as low quality led the rally. Relative to the benchmark, two of the weakest sectors were Industrial Cyclicals and Retail. In both cases, core holdings, such as Iron Mountain and Chico's FAS, which have demonstrated solid earnings growth, were outperformed by lower quality companies with less stable earnings records. The Portfolio's best performing sectors were Consumer Cyclicals, Semiconductors and Capital Markets, where holdings such as School Specialty, Integrated Circuit Systems and Affiliated Managers Group performed well.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

We are optimistic that fiscal and monetary policy will revive the economy, and corporate earnings will meet expectations. Reflecting our view that we will experience a measure of economic recovery later this year, we are searching for stocks in the sectors most exposed to economic growth and market recovery. In our view, small-cap stocks are poised to perform in-line with the market, as their strong earnings growth may be countered by large caps benefiting from dividend tax cuts. We believe that small-cap stocks are reasonably valued relative to large-cap stocks.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
--------------------------------------------------------------
                                                       SINCE
                                           1 YEAR    INCEPTION
                                           ------    ---------
Class S(1)                                 -4.49%     -11.05%
Class A(2)                                              5.98%

------------------

(1) Class S inception date of 5/1/2002
(2) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

ING LIMITED MATURITY BOND PORTFOLIO                   PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?
The ING Limited Maturity Bond Portfolio had a total return of 2.27% compared to its benchmark, the Lehman Brothers 1-5 Year Government/Credit Bond Index, which returned 2.93% during the six month period ending June 30, 2003.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING PERFORMANCE?
Despite the uncertainties surrounding the war in Iraq, all credit sensitive sectors rallied significantly in the first half of 2003; yields on the Treasury curve dropped as well. By the second quarter strong buying from Asian central banks and mortgage hedgers propelled the 10-year Treasury from 3.80% to a low 3.10% only to see it retreat to 3.45% by quarter-end. China was reported to have been buying up to $600 million a day of short U.S. government paper, and their foreign reserves ballooned to $340 billion. As summer approached incipient signs of domestic economic stability, improving financial conditions, a firmer dollar, and positive equity markets resulted in rising rates for investment grade bonds. Nevertheless, the Lehman Intermediate Government/Credit Index printed another positive quarter of 3.52% which brings the year-to-date tally to 5.23%.

The Federal Reserve sent an unequivocal message to the markets with the release of its May policy statement: "the probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level." Subsequent comments from Fed officials reiterated their concern about the tepid recovery and "corrosive deflation." The Fed's concerns coupled with mediocre economic numbers and no signs of core inflation fueled a strong rally in bonds in May. However, the governors presented a more sanguine economic outlook by the June FOMC meeting. While the Fed did drop overnight rates to 1.00%, the bond market backed off as many participants had hoped for a larger ease of 50 basis points.

WHAT STOCKS/SECTORS HAD THE GREATEST EFFECT ON THE PORTFOLIO?
The Treasury market rallied significantly in the first half of the year with intermediate maturities gaining the most. Three-year maturities led the rally, with yields falling 37 basis points, followed by the five-year with a yield 33 basis points lower over the period. For the year, the best performing asset class has been credit, with the one- to five-year credit index posting 240 basis points of excess return to comparable Treasuries. All other major investment-grade sectors also provided excess returns, to like maturity Treasuries, including Agencies, mortgage-backed securities, and securitized products.

The Portfolio outperformed the index in June but has underperformed by 61 basis points year to date. Since early May the Portfolio has been short duration by approximately 0.70 years versus the index. Performance suffered most in May as rates rallied significantly, then recouped some of those losses as rates rose in June. Duration has been the most material source of underperformance as rates rallied 16 to 47 basis points from two-year to 10-year maturities in May and sold off by as much as 14 basis points in June. For the first half of the year, the Portfolio was underweight Treasuries, overweight Agencies, and neutral credit with small off index bets in securitized securities (MBS and CMBS). The off index position in mortgages was a small contributor to underperformance as MBS have been the worst performing spread asset class.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?
Weak aggregate demand has followed the capital expenditure binge years of the late 1990s, and this phenomenon is global in nature. Many economists contend that GDP must come in above 3.5% for an extended period in order for deflationary concerns to abate. We believe that the stimulative effects of negative real rates, a weaker dollar, and tax cuts will eventually boost the domestic economy out of its lethargy. The Federal Reserve is intent on fomenting the "animal spirits" of capital markets, and the American homeowner is once again reaping the rewards of cheap mortgage rates some of which, we believe, will likely find its way into consumer spending.

The big question for bond investors is how long rates will stay relatively low and when and how fast the economy will gain traction. A yield of 3.45% on the 10-year Treasury looks very low when compared to the interest rates witnessed in the 1980s and 1990s, but so-called low yields are not unusual in the context of rates from the end of WW II until the oil embargoes of the 1970s. We believe that the late June retreat in bond prices was the result of unsustainable, near-term supply and demand technicals, and now market pundits will be looking for data confirming their forward looking, bullish economic outlook.

      TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
------------------------------------------------------------
                                 1 YEAR    5 YEAR    10 YEAR
                                 ------    ------    -------
Class S                           6.96%     6.15%     5.72%

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

PORTFOLIO MANAGERS' REPORT                           ING LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2003, the ING Liquid Assets Portfolio Class S shares had a total return of 0.42% versus 0.29% for the iMoneyNet First Tier Retail Index (preliminary).

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE PORTFOLIO'S PERFORMANCE?

The first half of 2003 was eventful and volatile. During the first quarter, the markets and the world watched as United Nations weapons inspectors combed Iraq for weapons of mass destruction. President Bush set forth Iraq's continued violations of UN resolutions and prepared America and the world for war with or without UN Security Council support. Ultimately, in March, a US/UK-led coalition declared war on Iraq and, in April, the coalition was successful in ousting Saddam Hussein and liberating Iraqi citizens from the brutal dictator. In early May, President Bush declared an end to major combat in Iraq.

The war and the build up to war virtually paralyzed the economy in the first quarter. The "political uncertainty" manifested itself in declining employment and low consumer confidence and spending, reduced business spending, higher energy prices and related stresses on the airline and transportation industries. Even the Federal Reserve Board's Federal Open Market Committee ("FOMC") admitted its inability to characterize the risks to the economy at its March 18th FOMC meeting.

The second-quarter war-related optimism, however, was short-lived on Wall Street as market participants quickly changed their focus to the U.S. economy. During the quarter, Federal Reserve Chairman Greenspan and other Fed officials began discussing the low level of price inflation in the U.S. Fed officials emphasized that a substantial fall in inflation would be an unwelcome development. Chairman Greenspan stated in testimony to Congress in May that though the risks of deflation are minor, the consequences are severe enough to merit consideration of possible measures to address it.

In total, the market first interpreted these comments to mean that the Fed Funds target rate of 1.25% would be kept low for an extended period of time. However, as the quarter progressed and the risks of deflation became the focus, market participants began pricing in a Fed ease of 25 basis points and, at times, a strong probability of a 50 basis point ease. Ultimately, the Fed lowered rates by 25 basis points at its June 25th Federal Open Market Committee meeting, leaving the Fed Funds target at 1.00% -- the lowest level since 1958.

The LIBOR curve was flat and, at times, inverted throughout the first half. One-month LIBOR began the period at 1.38% and ended it at 1.12%. Twelve-month LIBOR went from approximately 1.45% to 1.19% by the period end. The steepness of the curve remained the same at 7 basis points with some significant volatility during the period associated with the underpinnings of war, a lackluster economy and discussions of declining price inflation by Fed officials.

WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

In the generally flat interest rate environment, strategies used to add higher yielding securities to the portfolio included increasing purchases of floating rate notes (which reset at higher yields than commercial paper, certificates of deposit and bank notes), and purchasing callable paper. We attempted to take advantage of the volatility in 12-month LIBOR and purchased long paper whenever rates backed up. In addition to adding yield, this was also used as a hedge to a decline in the Fed Funds target rate. Using such strategies, the average maturity of the portfolio remained longer than competitors throughout the period and was 71 days at the end of June versus 57 days for the benchmark.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

In early July, market participants are beginning to wonder whether the economic paralysis in the first half of the year was really war-related. Some economic indicators, at times, seem to signal recovery. However, employment levels remain subdued and business excess capacity remains high. For now, the LIBOR yield curve remains very flat and market participants have no conviction about the direction of interest rates going forward.

With this backdrop, we will likely keep most purchases very short -- in the one-month to three-month area -- until the direction of the economy becomes detectable.

        TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
----------------------------------------------------------------
                                                         SINCE
                        1 YEAR    5 YEAR    10 YEAR    INCEPTION
                        ------    ------    -------    ---------
Class S                 1.09%     3.78%      4.67%
Class A(1)                                               0.86%

------------------

(1) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

ING MARSICO GROWTH PORTFOLIO                          PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2003, the ING Marsico Growth Portfolio Class S shares had a total return of 14.92%. Over the same period, the S&P 500 Index had a total return of 11.76%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE PORTFOLIO'S PERFORMANCE?

The six-month period, we believe, captures two prevailing, and quite discrete, schools of thought regarding equity prices. The first three months of the calendar year generally were characterized by a substantial amount of pessimism, fueled in large part by geopolitical-related concerns. The ensuing three months of the calendar year essentially were an about-face; stock market gains were widespread and substantial and geopolitical concerns seemed to subside and some degree of confidence appeared to be restored in the equity markets. Volatility throughout the six-month period, accordingly, was relatively high.

WHAT OTHER FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

In reflecting upon the six-month period ending June 30th and studying the Portfolio's strategic positioning and individual holdings, it is apparent that there were a variety of contributing factors to the Portfolio's relative outperformance as compared to the S&P 500 Index:

Pharmaceuticals and Biotechnology -- The Portfolio's positions in these industries in the Health Care sector gained more than 50% during the period. Throughout much of the period, the Portfolio had a substantial position in a biotechnology company called Genentech, whose stock rose by more than 100% during the period. This company's stock price was buoyed by promising data related to a trial of Avastin, which demonstrated effectiveness in treating colon cancer.

Consumer Discretionary -- The Portfolio's stock selection in the consumer durables industry had a significant positive affect on performance. Homebuilder Lennar Corp. was among the Portfolio's best performing positions. Holdings in the retailing industry (including Tiffany & Co. and eBay) also had a positive impact on performance.

Other areas of investment that helped the Portfolio's performance included select financial positions such as Citigroup and SLM Corporation ("Sallie Mae"). The Portfolio's sole telecommunications position, Nextel Communications, also performed well during the period.

Several factors negatively impacted performance for the Portfolio during the period:

Technology Hardware and Equipment Positions -- The Portfolio's investment results in this industry were less positive than the industry's benchmark performance because of stock selection within the industry. While the Portfolio's holdings in this industry collectively generated a fairly strong return of nearly 9% during the period, it significantly lagged the benchmark industry return. Four individual holdings in the Portfolio that were primarily responsible for the relative performance shortfall in this industry were Intuit, Qualcomm, Nokia, and Hewlett Packard. The Portfolio's positions in Intuit, Qualcomm, and Hewlett Packard were sold during the period.

Capital Goods Positions -- Aerospace/defense position Lockheed Martin was held early in the period and had a negative affect on performance. The position was sold prior to June 30th.

Health Care Equipment & Services -- In contrast to the pharmaceutical and biotechnology investments, the Portfolio's investments in health care equipment and services in the aggregate trailed S&P 500 Index and detracted from performance. HCA Corporation (-24%) was the primary culprit in hurting performance and was sold prior to June 30, 2003.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

As of June 30, 2003 the Portfolio's investment posture reflected five areas of emphasis in terms of sector allocation: Consumer Discretionary, Health Care, Financials, Industrials (primarily transportation companies), and Information Technology.

Our investment outlook continues to be anchored by the premise that there appears to be a generally favorable backdrop for longer-term equity returns, despite the possibility of short-term downdrafts. This view reflects our positive reaction to factors such as low interest rates, constrained inflation, accommodative monetary policy, fiscal stimulus, strong productivity gains, and improving consumer confidence. Further, we think that deflationary forces have waned considerably.

PORTFOLIO MANAGERS' REPORT                          ING MARSICO GROWTH PORTFOLIO
--------------------------------------------------------------------------------

At the same time, we think it is important to balance these positive elements with an objective, thoughtful assessment of the potential risks that could adversely impact the outlook for stock prices. These include issues such as geopolitical concerns, subdued economic growth (e.g., manufacturing activity, capital spending), and unsettled labor markets. In addition, while we believe that the overall equity valuation backdrop is attractive, several areas of the stock market do appear over-priced to us, including the technology and telecommunications industries.

On the whole, our view is that equities appear relatively attractive. We believe the second quarter performance for equities may serve as an important catalyst, financially and psychologically. These encouraging developments provide some support for our belief that positive equity returns may be attainable over the longer term.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
---------------------------------------------------------------
                                                        SINCE
                                            1 YEAR    INCEPTION
                                            ------    ---------
Class S(1)                                  4.88%      -2.15%
Class A(2)                                             16.08%
Class I(3)                                              7.09%

------------------

(1) Class S inception date of 8/14/1998
(2) Class A inception date of 9/9/2002
(3) Class I inception date of 5/2/2003

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

ING MERCURY FOCUS VALUE PORTFOLIO                     PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2003, the ING Mercury Focus Value Class S shares had a total return of 13.14%. The Portfolio's benchmark, the Russell 1000 Value Index had a total return of 10.16%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE PORTFOLIO'S PERFORMANCE?

For the quarter, positive performance was generated by security selection in the Information Technology Sector (Parametric Technology, Symbol Technologies and LSI Logic) by 218 basis points over the Russell 1000 Value Index; the Consumer Discretionary Sector (McDonalds Corp., Toys R Us, and Hasbro) helped by 110 basis points and the Financial Sector (Janus Capital Group, Hartford Financial and Mellon Financial) helped by 65 basis points. Security selection in the Consumer Staples Sector (Proctor & Gamble, Gillette and Sara Lee) hindered performance by 49 basis points to benchmark and Basic Materials (Arch Coal and International Paper) hurt by 58 basis points.

WHAT OTHER FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

On the asset allocation side, we generated positive performance of 159 basis points by overweighting the Information Technology Sector. On the negative side, performance was hindered by 31 basis points from overweighting the Materials Sector and by 30 basis points from underweighting the Financial Sector.

For the quarter security purchases totaled $32.7 million (8.5% net assets) and security sales equated to $73.2 million (19.2% of net assets). New to the investment portfolio was Jones Apparel Group, purchased near historical low valuations on P/E and Price to book value basis. The stock had come under selling pressure due to Jones' loss of future licensing rights to the Ralph Lauren women's clothing line. Now that the Ralph Lauren dispute has been resolved, we believe that given the valuation and strong cash flow characteristics, the shares are discounting the competitive challenges. Also new to the portfolio is: Global SanteFe, one of the world's largest oil field drilling contractors trading near book value, which we expect to benefit from increased E&P spending; Additions to existing positions in order of most capital committed include AOL Time Warner, Agilent Technologies, Mellon Financial, Raytheon, Kimberly-Clark, Boeing, McDonalds, Grant Prideco, LSI Logic, and Topps. We eliminated our holdings in Unocal, Advanced Micro Devices, Elevon and Ensco. Positions reduced in order of most capital raised included Liberty Media, Symbol Technologies, Unisys, Apple Computer, 3Com, Hasbro, Janus Capital, Parametric Technology, Morgan Stanley, Foot Locker, Shering-Plough, Arch Coal, Sappi, National Semiconductor, McDonalds, Agilent, SBC Communications and Allstate.

WHAT IS YOUR OUTLOOK FOR MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

We believe that we have once again worked our way through another crisis. The bears would have had us believe the Iraq war was going to be prolonged and much more difficult than the Gulf War. In fact, it was over almost before it started. In our view, we have positioned the Portfolio for economic recovery and believed the events of Iraq, if favorably resolved, would lead to increased capital spending, consumer confidence and overall economic activity. We have focused on companies that have been controlling what they can (costs) in a benign revenue growth environment, whose margins we believe would significantly advance (more than anyone thinks) once revenue growth resumed. The backdrop for a healthy stock market and economy are in place. Interest rates are low, inflation is tame, worker productivity is up mid single digits, fiscal and monetary stimulus are working on behalf of the market, valuations are attractive in many stocks, and consumer confidence is rising. With a stimulative tax package now written (albeit a lower one than was initially proposed), we believe the markets can steadily work their way higher. While we suffered through a difficult first quarter, we were rewarded for our patience in the second quarter. From here, it all comes down to earnings and whether we can finally get a sustained economic recovery. As always, the threat of terrorism remains a key obstacle to the market's future success. At the end of the day, it may be earnings that drive the market, and if the first quarter is any indication, Corporate America has managed its way through the worst part of the economic malaise with rather great success. We remain overweighted in those industries that stand to benefit the most from economic stabilization.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
---------------------------------------------------------------
                                                        SINCE
                                            1 YEAR    INCEPTION
                                            ------    ---------
Class S(1)                                  5.52%      -3.77%
Class A(2)                                             19.62%

------------------

(1) Class S inception date of 5/1/2002
(2) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

PORTFOLIO MANAGERS' REPORT              ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2003, the ING Mercury Fundamental Growth Portfolio's Class S shares had a total return of 7.33%, compared to the S&P Barra Growth Index, which returned 10.16%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE PORTFOLIO'S PERFORMANCE?

Overall, the market rewarded investors in lower-quality, lower-cap, high-beta stocks as they bounced off their historical lows. ING Mercury Fundamental Growth's focus on high quality, lower beta, mega-cap growth stocks contributed to the underperformance during 2003.

A meaningful factor was the Portfolio's exposure to hospital management companies, most importantly HCA Inc., which were sold out during the quarterly period. Secondly, was the Portfolio's lack of investment exposure to Altria Group, Inc. The Portfolio had investment exposure to tobacco stocks only for a brief period about ten years ago. Investment exposure to both Microsoft Corp. and IBM Corp. in the quarter were significant negatives.

WHAT OTHER FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

During the quarter ending June 30, 2003, we eliminated several mega-cap growth stocks from the Portfolio. Wal-Mart Stores, Inc. was eliminated because of the importance of Wal-Mart to the food merchandising business, which has very poor business conditions. We thought the valuation of Wal-Mart was too high relative to what we believed would be a steady erosion of rates-of-return on a trend basis. We eliminated Microsoft Corporation after the CEO sold over $1 billion of his stock and then informed shareholders that the outlook for their business over the short-term and intermediate-term was not good. We sold out IBM Corp. after the US Securities & Exchange Commission announced a formal investigation of the reported earnings for both the years 2000 and 2001. New stock investments during the June, 2003 quarter were Citigroup Inc., General Electric Co., Devon Energy Corp., ITT Industries Inc., Ross Stores Inc., Nike Inc., Supervalu Inc., Anthem Inc., UnitedHealth Group Inc., Wellpoint Health Networks Inc. and Forest Laboratories Inc. During the quarter the best performing sectors and stocks were in the consumer discretionary and financial sectors. There was a modest decrease in the investment exposure to the information technology sector and the consumer discretionary sectors in the month of June, 2003.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

We believe the Portfolio is positioned for a positive business and consumer response to the historically low interest rates and increased liquidity, the federal tax rebates and lower federal income tax rates. The Portfolio Is mostly over-weighted in consumer discretionary stocks with a focus on restaurants, leisure and media companies and specialty retailers. The Portfolio has not owned the mega cap drug stocks since May, 2001. This has been an excellent strategic move. However, in June 2003, with the media focus on the Medicare reform legislation and attempt to construct a drug benefit program, the Portfolio's lack of investments in the major drug companies was the most significant negative in the comparative investment performance. The Portfolio's best performing health care stock investment has been Amgen Inc. where the Portfolio still has a significant investment weighting.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
--------------------------------------------------------------
                                                       SINCE
                                           1 YEAR    INCEPTION
                                           ------    ---------
Class S(1)                                 -4.64%     -11.75%
Class A(2)                                              2.19%

------------------

(1) Class S inception date of 5/1/2002
(2) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

ING MFS MID CAP GROWTH PORTFOLIO                      PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six months ended June 30, 2003, the ING MFS Mid Cap Growth Portfolio's Class S shares provided a total return of 19.15%. This return compares with a return of 18.74% over the same period for the series' benchmark, the Russell Mid Cap Growth Index. The Russell Mid Cap Index measures the performance of U.S. mid-cap growth stocks.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING THE PORTFOLIO'S PERFORMANCE?

Worries of the impending war with Iraq and its potential economic impact dominated investor sentiment during the first two months of the period, contributing to a market downturn. Subsequently, evidence that the worst imaginable outcomes in Iraq had been avoided, together with better-than-expected first-quarter earnings reports and continued low interest rates, helped stocks register across-the-board gains over the full six-month period. All of the market sectors we track in the portfolio moved higher, as measured by the Russell MidCap Index, with the technology and health care sectors showing the strongest returns.

Looking at the global economy, however, we did not see much hard evidence that economic factors -- such as unemployment, consumer spending, or business investment -- had dramatically improved since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief, hope, earnings improvement, and low interest rates: relief that both the Iraq situation and the SARS outbreak had been contained; hope for stronger economic numbers in the second half of 2003; first-quarter corporate earnings reports that were somewhat stronger than expected; and interest rates so low that investors sought out riskier asset classes -- such as stocks -- that offered potentially higher returns.

WHAT SECURITIES/SECTORS HAD THE GREATEST EFFECT ON THE PORTFOLIO'S PERFORMANCE?

PERFORMANCE CONTRIBUTORS: The market's rally was fairly broad-based, and the results in the Portfolio's investment portfolio, which had been newly diversified heading into 2003, were reflective of this. We saw gains in almost every sector in which we were invested. Health care stocks, particularly biotech companies, formed one of the Portfolio's strongest-performing sectors. Our diverse healthcare holdings also included strong performers such as cost-containment firm Caremark Rx Inc., and medical device manufacturer Guidant Corp.

Overall, stock selection was the lead factor behind the Portfolio's returns. Internet travel firm Expedia Inc. was our strongest-performing stock holding during the period, with satellite TV firm EchoStar, storage management software supplier VERITAS Software Co., and semiconductor manufacturer Analog Devices also contributed to performance. Likewise, utilities and communication holdings such as tower and broadcast infrastructure operators Crown Castle International Corp. and American Tower also led to gains.

DETRACTORS FROM PERFORMANCE: Stock selections also hurt performance during the period. Network management and security software vendor Network Associates missed its earnings estimates and struggled while being investigated for questionable past accounting practices. However, we believe the company's lineup of new products should do well, and we think that the stock is attractively priced. Radio conglomerate Westwood One, Inc. was another disappointment. Fundamentals for Westwood One were challenging in the first half of this year, but we believe the upside for high growth is still solid. Choicepoint, Inc., which provides risk management and fraud prevention information to insurance and Fortune 1000 companies, also fell during the period as a result of weaker than expected fundamentals. Despite the negative performance from these investments, we remain confident in the long-term fundamental outlook for these companies.

The Portfolio's relative underperformance was also a result of our underweighted position in technology compared to the benchmark. We continue to build into a select group of technology companies where we believe fundamentals (earnings, cash flow, etc.) merit investment. For many companies in this sector, however, the fundamentals picture remains uncertain. It is important to note that several of our strongest stock selections for the period were from this sector, as mentioned above.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

Overall, our decision to transition to a more-diversified and less-concentrated Portfolio, with more companies represented in the portfolio and smaller positions in individual companies, benefited our six-month returns. We expect to maintain our relatively diversified approach through the remainder of 2003, positioning the portfolio broadly across industries.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
---------------------------------------------------------------
                                                        SINCE
                                            1 YEAR    INCEPTION
                                            ------    ---------
Class S(1)                                  3.22%       0.96%
Class A(2)                                             21.25%
Class I(3)                                              8.52%

------------------

(1) Class S inception date of 8/14/1998
(2) Class A inception date of 9/9/2002
(3) Class I inception date of 5/2/2003

PORTFOLIO MANAGERS' REPORT                      ING MFS MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Note to investors: In June 2002, the Portfolio became team managed, with David
E. Sette-Ducati and Eric B. Fischman as managers. The Portfolio was previously managed by Mark Regan.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The Portfolio is actively managed, and current holdings may be different.

ING MFS RESEARCH PORTFOLIO                            PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six months ended June 30, 2003, ING MFS Research Portfolio's Class S shares provided a total return of 10.62%. This return compares with the return of 11.76% over the same period for the portfolio's benchmark, the Standard & Poor's 500 Stock Index (S&P 500). The S&P 500 is a commonly used measure of the broad stock market.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING THE PORTFOLIO'S PERFORMANCE?

In the first half of 2003, investors enjoyed a better six-month period than they had seen in several years as nearly all asset classes showed positive performance. A second-quarter rally gave investors in both U.S. and overseas stock markets their best quarter in many years as the pessimism that pervaded markets in late 2002 and early 2003 appeared to dissipate.

Looking at the global economy, however, we did not see much hard evidence that economic factors -- such as unemployment, consumer spending, or business investment -- had dramatically improved since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief, hope, earnings improvement, and low interest rates: relief that both the Iraq situation and the SARS outbreak had been contained; hope for stronger economic numbers in the second half of 2003; first quarter corporate earnings reports that were somewhat stronger than expected; and interest rates so low that investors sought out riskier asset classes -- such as stocks -- that offered potentially higher returns.

WHAT SECURITIES/SECTORS HAD THE GREATEST EFFECT ON THE PORTFOLIO'S PERFORMANCE?

KEY CONTRIBUTORS TO PERFORMANCE: Health care and retailing were the two strongest-performing sectors for the portfolio. Holdings in biotechnology companies performed well for the period. For example, Genentech stock rose significantly on unexpectedly positive data from a drug in its pipeline and approval of several new drugs. These events dramatically improved investors' perceptions of the company's future growth potential, in our view. And, Genzyme rose when it became apparent that the company would be introducing two enzyme replacement therapies for the treatment of certain genetic disorders.

Standouts among retail holdings included Home Depot and Target. As the period began, Home Depot's stock price was significantly depressed because of weak comparable store sales and concerns about management's ability to execute its business strategy. However, sales thus far in 2003 exceeded many analysts' low expectations helped, in part, by strength in its appliance sales and the company's exclusive arrangement with lawn care equipment manufacturer John Deere. In addition, a cash settlement from a class-action lawsuit contributed to performance over the period. The portfolio was a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The portfolio had owned HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the portfolio had suffered losses on Cendant stock in 1998.

DETRACTORS FROM PERFORMANCE: Technology and basic materials were the two sectors that detracted the most from Portfolio performance. Our underweighting in technology stocks compared to the S&P 500 hurt relative performance as the technology sector rallied. We maintained an underweighted position because our analysts felt, and continued to feel at the end of the period, that technology valuations in general were a bit high and that few stocks in the sector had compelling fundamentals (business factors such as earnings and cash flow growth). In the basic materials sector, Syngenta and Smurfit-Stone Container were two holdings that detracted from performance. Stock in Swiss agricultural chemical firm Syngenta stumbled in February after helping portfolio performance in earlier periods. Company earnings were hurt by competition that put pressure on prices, higher pension fund costs, and a rising euro that lowered the value of U.S. sales when converted back into euros.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
--------------------------------------------------------------
                                                       SINCE
                                           1 YEAR    INCEPTION
                                           ------    ---------
Class S(1)                                 -2.58%     -2.44%
Class A(2)                                             9.78%
Class I(3)                                             4.75%

------------------

(1) Class S inception date of 8/14/1998
(2) Class A inception date of 9/9/2002
(3) Class I inception date of 5/2/2003

The committee of MFS research analysts is responsible for the day-to-day management of the series under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' REPORT                        ING MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six months ended June 30, 2003, the ING MFS Total Return Portfolio's Class S shares provided a total return of 7.83%. This return which includes the reinvestment of any dividends and capital gains distributions, compares with returns of 11.76% and 3.93%, respectively, for the portfolio's benchmarks, the Standard & Poor's 500 Stock Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (the Lehman Index). The S&P 500 is a commonly used measure of the broad stock market. The Lehman Index is an unmanaged, market-value-weighted index of U.S. Treasuries, government-agency securities (excluding mortgage-backed securities), and investment-grade domestic corporate debt.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING THE PORTFOLIO'S PERFORMANCE?

In the first half of 2003, stock investors enjoyed a better six-month period than they had seen in several years as nearly all asset classes showed positive performance. A second-quarter rally gave investors in both U.S. and overseas stock markets their best quarter in many years as pessimism that pervaded markets in late 2002 and early 2003 appeared to dissipate.

Events that influenced U.S. and international fixed-income markets during the period included interest rate cuts by the U.S. Federal Reserve Board, the Bank of England, and the European Central Bank (ECB), U.S. mortgage rates that fell to near 40-year lows, and a weak U.S. dollar relative to foreign currencies.

WHAT SECURITIES/SECTORS HAD THE GREATEST EFFECT ON THE PORTFOLIO'S PERFORMANCE?

The Portfolio recorded positive relative performance for the period, although it trailed the S&P 500. We believe that a major reason for the Portfolio's underperformance was its conservative positioning in both the equity and fixed-income portions, which has been our long-term strategy regardless of current economic or market conditions. It also diversifies to reduce portfolio volatility.

As a result of being a value investor, the Portfolio is typically underweighted in such sectors as technology and retail, both of which rebounded during the period.

The stocks that performed the best were the high risk/high beta stocks that had depreciated significantly during the bear market. Prices of higher-quality, lower-risk stocks rose also, but not as much as their more aggressive counterparts. As a result, our emphasis on quality somewhat held back the Portfolio's investment performance relative to its benchmark.

For the period, the portfolio's overweighted stock holdings in utilities & communications and energy helped performance. The two standouts in the utilities & communications sector were AT&T Wireless and Calpine Corp. Calpine, which owns power generating plants and acts as a power merchant, had suffered from weak power demand and concern that it wouldn't meet its debt obligations. As concerns about the company's liquidity dissipated, the stock price rose.

Stock selection among energy stocks also contributed to the Portfolio's performance as many oil producing and oil service companies benefited from the continued high price of oil and natural gas, including Occidental Petroleum.

There were bright spots in the retail sectors as well. Shares of Sears reacted very positively to the announcement that it would be selling its credit card portfolio, thereby eliminating a major concern of investors and highlighting the stock's attractive price.

Comcast exceeded investor expectations for new subscriber additions and started to reap benefits from its acquisition of AT&T Broadband. Both developments contributed to higher stock prices.

Health care stock holdings disappointed during the period, including Schering Plough. Its stock price declined sharply because of announcements of lower earnings, investigations of shareholder reporting practices, and marketing difficulties with a prescription allergy drug.

The portfolio's overweighted position in AT&T Corp. also hurt performance during the period. At the end of last year, AT&T appeared ready to turn a corner. However, pricing for the company's long distance service continues to be weak and competition remains fierce. As a result, expectations of future earnings were reduced and AT&T's stock price fell.

Generally, the portfolio likes to keep 40% to 45% of the portfolio invested in bonds. Because of the stock market improvement during the period, we kept the portfolio at the lower end of the range.

Our bond holdings contributed significantly to the Portfolio's performance by providing income and a measure of stability to the overall portfolio. We had trimmed our U.S. Treasury position in favor of corporate bonds because we felt that corporate bonds were attractively priced and offered better yields. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

During the period, interest rates fell to new 40-year lows and investor demand for the higher yields corporate bonds offer relative to government bonds drove corporate bond prices higher. Despite the rally we've

ING MFS TOTAL RETURN PORTFOLIO                        PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

experienced in the corporate bond market over the last several months, we believe there continue to be many companies with strong balance sheets whose bonds trade at attractive valuations. However, in this environment performance may be more bond-specific, therefore, we believe research into individual issuers will be more crucial to investment results.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
---------------------------------------------------------------
                                                        SINCE
                                            1 YEAR    INCEPTION
                                            ------    ---------
Class S(1)                                  4.03%       5.92%
Class A(2)                                             10.69%
Class I(3)                                              4.44%

------------------

(1) Class S inception date of 8/14/1998
(2) Class A inception date of 9/9/2002
(3) Class I inception date of 5/2/2003

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

PORTFOLIO MANAGERS' REPORT                         ING PIMCO CORE BOND PORTFOLIO
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM IN THE PERIOD?

For the six-month period ended June 30, 2003, the ING PIMCO Core Bond Portfolio's Class S shares returned 4.14%, outperforming its benchmark, the Lehman Brothers U.S. Aggregate which returned 3.93%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE PORTFOLIO'S PERFORMANCE?

Financial assets gained during the first half of 2003 amid a revival of risk appetites as anxiety about the war in Iraq faded. Assets that generally benefit from economic growth, such as stocks, corporate bonds and emerging market debt, fared the best as investors dove into these sectors anticipating a recovery in the second half of 2003.

Reflationary forces that investors expected to fuel a rebound included federal tax cuts and a weak dollar, as well as low borrowing rates that eased the burden of high personal and corporate indebtedness. Low mortgage rates kept refinancings booming in the first half and put money in consumers' pockets.

Treasuries lagged their riskier counterparts but still enjoyed a modest rally. Yields fell to levels not seen in 45 years, before bouncing off their lows in June as hopes for recovery increased. The yield on the benchmark 10-year Treasury closed the first half at 3.52 percent, after nearing 3 percent earlier in the period.

Late in the first half, the Federal Reserve cut the federal funds rate by 25 basis points to 1 percent, its 13th easing since 2001, in an effort to boost the economy and ward off deflation. Although the cut was less than markets expected, the central bank suggested that rates would stay low until deflation risks abated.

WHAT OTHER SECTORS/INDUSTRIES ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. ITS BENCHMARK?

A broad, diversified set of strategies has helped performance thus far in 2003 amid the uncertain economic environment. A near-index duration position was neutral for relative returns, however an emphasis on short and longer maturities was positive; these issues outperformed as the yield curve flattened modestly.

A mortgage overweight was positive; an overweight of lower coupon mortgages, which are less vulnerable to prepayment risk, helped returns as these issues outperformed. A corporate underweight was negative as corporates outperformed, but positive security selection of telecom and energy pipeline issues mitigated this impact. An allocation to real return bonds was negative as real yields fell less than yields on comparable maturity nominal bonds. Asset-backed bonds were positive for performance thanks to their relatively attractive yields. Emerging market bonds helped returns; this asset class continued to gain amid growing demand from investors drawn to its relatively high yields and improving credit quality. Eurozone exposure detracted modestly from returns; as European bonds lagged Treasuries overall.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

We believe a debt-laden global economy with excess capacity will grow weakly over the next three to five years with moderate inflation. To prevent deflation, central banks will work to keep interest rates low for several years; real rates will likely hover around 1 percent vs. 2-3 percent in the disinflationary 1980s -1990s. Reflation may be limited by imbalances such as the U.S. trade deficit, underfunded pensions, weak demand outside the U.S. and periodic dents to confidence from geopolitical risks.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
---------------------------------------------------------------
                                                        SINCE
                                            1 YEAR    INCEPTION
                                            ------    ---------
Class S(1)                                  9.92%       3.00%
Class A(2)                                              8.83%

------------------

(1) Class S inception date of 8/14/1998
(2) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

ING SALOMON BROTHERS ALL CAP PORTFOLIO                PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2003, the ING Salomon Brothers All Cap Portfolio's Class S shares had a total return of 16.12% versus a return of 12.70% for the Russell 3000 Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING THE PORTFOLIO'S PERFORMANCE?

It continues to be our belief that the stock market made a double bottom in July and October of 2002, and that the March lows in 2003, which did not fall below levels established last year, represented a successful test. Bear markets typically end with investors throwing in the towel, and we believe this capitulation is reflected in the continuing high level of money market fund balances.

There have been only three times in the last 20 years where money market fund assets have accounted for more than 15% of the value of the Wilshire 5000 Total Market Index.(i) The first was in 1982, when short-term interest rates were in double digits. The second time this occurred was after the first Gulf War in 1991, when short-term interest rates were still in the high single digits. A recent level of 29% came at a time when short-term interest rates were less than 1%. We believe this data corresponds to the equivalent of investors "stuffing the mattress," keeping their assets in money market funds rather than investing in equities. When one sees something like this, it is reasonable to conclude that investors are generally apprehensive, and that much negative sentiment is probably factored into stock prices. Even with the recent rally in stocks, since the March lows, the money market fund percentage of the Wilshire 5000 has remained in the area of 25%. When the denominator in this equation (in this case, the value of the Wilshire 5000) rises, this has the effect of reducing the percentage. Based on these observations, it is clear to us that investors are retaining unusually large cash balances at this time.

Corporations have reduced their inventory levels to 40-year lows, reflecting a conservative bias by this segment of the economy. Over the last four decades, the Inventory-to-Sales ratio ("I/S") has fallen as just-in-time inventory programs and computerization have made companies more efficient where inventory levels are concerned. However, current readings are so far below trend-line that any meaningful pick-up in sales likely will cause re-ordering to occur throughout the economy.

Finally, we need to comment on the historically high levels of monetary and fiscal stimulation now hitting the U.S. economy. The U.S. Federal Reserve has reduced interest rates 13 times since 2000, bringing the federal funds rate(ii) from 6.5% to just 1% currently, a figure not seen since the Eisenhower administration. In addition, the 2003 tax cuts have made features of the 2001 tax cut operative for the first time. Many parts of the 2001 tax cut were not scheduled to become effective until 2004-2006. With this year's tax cuts, they now are in effect, retroactive to January 2003. We feel this additional fiscal stimulation may have a pronounced effect on the level of economic activity in coming quarters.

WHAT SECURITIES/SECTORS HAD THE GREATEST EFFECT ON THE PORTFOLIO'S PERFORMANCE?

Our emphasis has been on companies that we believe should benefit from an economic recovery. As such, the Portfolio has maintained overweight positions in the Technology, Consumer Discretionary, and Basic Materials sectors. Historically, these have outperformed the market in the early stages of an advance. We believe the Basic Materials sector will also benefit from the possibility that "hard assets" may become more important in a world where currencies are under pressure and deflationary forces are causing many countries to use very stimulative monetary and fiscal policies. The Basic Materials sector now accounts for 2.7% of the S&P 500 Index,(iii) compared to 8% in 1990.

We also believe that the new leadership in the stock market may be "attribute" driven. We are often questioned about which sector or industry we think will constitute the leadership in an improving stock market. The real answer may be that attributes such as a low multiple of free cash flow, price-to-earnings-to-growth ratios(iv) ("PEG") of around 1, and higher-yielding stocks may attract investment dollars at the margin. Yield was ignored in the late 1990s, but in the current market environment, where longer-term equity returns may be single digit in nature, a 3-4% yield, for example, probably will count for more.

In addition, we feel our all-cap approach may also be important in enabling the Portfolio to generate positive relative returns. Many larger companies have done well recently, but in our opinion, their valuations (as measured by their P/E ratios) are stretched. Because these are typically very large corporations, in many cases, it may be more difficult to grow in the future. As a result, we believe a number of leading smaller and mid-cap companies may be the source of outperformance in the months and years ahead.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

We believe the market may pause during the early summer, and consolidate the gains made since March of this year. Recently the ten- and thirty-day advance decline lines for NYSE stocks have become very overbought. However, we believe stocks will move higher by year-end, relative to the highs set in June of

PORTFOLIO MANAGERS' REPORT                ING SALOMON BROTHERS ALL CAP PORTFOLIO
--------------------------------------------------------------------------------

this year. We continue to feel that stocks will outperform bonds and real estate in the next five years. This would reverse the relative performance trend of the last three years, when real estate and bonds outperformed stocks in both absolute and relative terms.

We believe the portfolio's current sector and common stock emphasis is appropriate for the improving U.S. and world economies we expect will characterize the remainder of the year.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
---------------------------------------------------------------
                                                        SINCE
                                            1 YEAR    INCEPTION
                                            ------    ---------
Class S(1)                                  2.74%       1.00%
Class A(2)                                             11.17%

------------------

(1) Class S inception date of 2/1/2000
(2) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.
------------------

(i) The Wilshire 5000 Total Market Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization. Please note that an investor cannot invest directly in an index.

(ii) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

(iii) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(iv) The price-to-earnings (P/E) ratio is a stock's price divided by its earnings per share.

ING SALOMON BROTHERS INVESTORS PORTFOLIO              PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2003, the ING Salomon Brothers Investors Portfolio's Class S shares had a total return of 14.21% versus a return of 11.76% for the S&P 500 Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING THE PORTFOLIO'S PERFORMANCE?

After a disappointing first quarter, the U.S. equity market rallied sharply during the second quarter as U.S. equity investors responded to a number of positive developments. The end of the war in Iraq, a rebound in consumer confidence and improved corporate profits all helped buoy stocks. Accommodative monetary and fiscal policy also contributed to the market's advance. On the monetary front, the Federal Reserve lowered the fed funds rate(i) another quarter of a percent to 1.0%, a 45-year low; the 10-year U.S. Treasury's yield also fell to a 45-year low during the period. On the fiscal front, Congress passed a $350 billion tax reduction package that included rate reductions on capital gains and dividends.

All sectors of the S&P 500 Index(ii) had positive returns during the first half of 2003; top-performing sectors included technology, utilities, consumer discretionary and financials. The technology sector of the S&P 500 gained more than 17%, accounting for almost one quarter of the S&P 500's return. Utilities, which typically offer above-average dividend yields, benefited from the aforementioned tax reduction package that lowered the dividend tax rate to 15%. The financials sector responded to favorable mortgage origination trends, improved credit quality and strengthening capital markets.

WHAT SECURITIES/SECTORS HAD THE GREATEST EFFECT ON THE PORTFOLIO'S PERFORMANCE?

An overweight position in technology and an underweight position in industrials and energy contributed positively to the Portfolio's performance; however, this benefit was offset by an overweight position in the consumer staples sector, which held back performance. Stock selection was strongest in the consumer discretionary and financials sectors and weakest in the utilities sector.

Top contributors to performance included Lucent Technologies, AT&T Wireless, Home Depot, McDonald's and Sun Microsystems. With the exception of McDonald's, we reduced the portfolio's position in each of these stocks to take into account their strong stock price performance and increased valuations. Stocks that detracted from performance came from a number of different sectors and included Tenet Healthcare, HCA, Schering-Plough, Safeway and AT&T. With the exception of Tenet Healthcare, we added to each of these positions on weakness. We reduced the portfolio's holdings in Tenet as a result of their disappointing earnings pre-announcement.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

We maintain a constructive outlook on the U.S. equity market, but we have been reducing selected positions as a result of increased valuations. We are still comfortable with our "barbell" approach to managing the portfolio: On one hand, the Portfolio is overweight defensive stocks, like consumer staples, that should help cushion performance if the market pulls back. On the other hand, the Portfolio has been overweight versus its large-cap value peer group in some higher-beta(iii) sectors, like technology and healthcare. Technology, in particular, has performed quite well, and we have been reducing the portfolio's overweight position and redeploying some of the proceeds back into consumer staples, which have lagged during this rebound and still offer what we feel are favorable valuations.

With respect to the economy, we expect moderate economic growth in the second half of this year, driven by continued growth in consumer spending and an increase in business spending. We believe the major U.S. equity indices can sustain further gains from here, but in order to do so, we need to see further signs of economic growth and corporate profit growth.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
---------------------------------------------------------------
                                                        SINCE
                                            1 YEAR    INCEPTION
                                            ------    ---------
Class S(1)                                  0.83%      -1.17%
Class A(2)                                             14.90%
Class I(3)                                             -0.11%

------------------

(1) Class S inception date of 2/1/2000
(2) Class A inception date of 9/9/2002
(3) Class I inception date of 6/24/2003

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.
------------------

(i) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

(ii) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(iii) Beta measures the sensitivity of the fund to the movements of its benchmark.

PORTFOLIO MANAGERS' REPORT      ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2003, the ING T. Rowe Price Capital Appreciation Portfolio's Class S shares had a total return of 9.11% versus returns of 11.76% and 5.23% for the S&P 500 Index and Lehman Brothers Government/Corporate Bond Index, respectively.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING THE PORTFOLIO'S PERFORMANCE?

U.S. stocks surged in the first half of 2003. Slight first-quarter losses were erased by vigorous second-quarter gains stemming from a relatively quick end to the U.S.-led war against Iraq, falling inflation and interest rates, and reductions in income, stock dividend, and capital gains taxes. The market displayed impressive resilience in the face of continued economic sluggishness, the Federal Reserve's concerns about deflation, and worries about terrorism. Small-cap stocks surpassed their larger counterparts, and growth stocks surpassed value across all market capitalizations. In the large-cap universe, technology, consumer discretionary, and utility shares fared best. Health care and financial stocks were less robust, while consumer staples and telecommunications companies lagged.

WHAT SECURITIES/SECTORS HAD THE GREATEST EFFECT ON THE PORTFOLIO'S PERFORMANCE?

The Portfolio posted a solid gain but lagged the broad market during the first half of the year. Our allocation to cash and bonds weighed on the overall performance as equities returns were strong in the period.

Consumer staples and technology stocks were the strongest sectors in the portfolio, while telecommunications stocks tended to detract from performance, largely because of weakness in services provider AT&T. Our consumer discretionary holdings were led by retailer Home Depot, which is benefiting from a new advertising campaign, better inventory management, and strong sales from its John Deere line. Game and toy manufacturer Hasbro was a top contributor relative to our benchmarks, jumping more than 50% as investors became more confident that the company is committed to growing its core brands.

Computer and communications equipment stocks, including computer company Hewlett-Packard and technology services firm Electronic Data Systems, aided results. The Lucent Technologies convertible bond doubled as the price was supported both by strength in the underlying stock and from the company's bond repurchases.

The materials sector provided some of the Portfolio's best and worst performers. Concerns about low demand weighed on chemicals stocks, with Great Lakes Chemical and Octel declining. Agrium posted a modest gain during the second quarter but was down for the six months. Newmont Mining, the Portfolio's largest holding, was a top contributor. Given weakness in the dollar, investors used gold as a currency hedge, supporting the gold price and boosting the stock.

Recent purchases reflect two major themes: distressed companies and wounded growth stocks. Areas of distress included the insurance and utilities industries, where rating-agency pressure, dividend cuts, and equity issuance have created significant buying opportunities. Electric utility PPL and insurance companies UNUMProvident and Hartford Financial Services are examples of this theme. As growth stocks such as Home Depot, health care products manufacturer Baxter International, and industrial conglomerate Tyco International experienced dramatic price declines over the past year, we took advantage of the weakness to add some high-quality companies to the portfolio. Purchases like these have also contributed to the portfolio's general increase in market capitalization.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

Consumer demand is growing moderately, and business investment is improving, with growth in equipment purchases outweighing declines in business structures. Inflation remains low, and both monetary and fiscal policies are geared for growth. With these forces in play, we anticipate further strength in equities through the rest of the year.

        TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
----------------------------------------------------------------
                                                         SINCE
                        1 YEAR    5 YEAR    10 YEAR    INCEPTION
                        ------    ------    -------    ---------
Class S                 6.89%     9.53%     10.01%
Class A(1)                                              11.97%
Class I(2)                                               6.07%

------------------

(1) Class A inception date of 9/9/2002
(2) Class I inception date of 5/2/2003

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO             PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2003, the ING T. Rowe Price Equity Income Portfolio's Class S shares had a total return of 9.46% versus a return of 11.76% for the S&P 500 Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING THE PORTFOLIO'S PERFORMANCE?

Despite weakness at the end of the month, stocks were up again in June, continuing a rally that began in April and concluding the strongest quarterly performance for stocks in more than four years. All major indices rose despite continuing softness in the economy. The Nasdaq Composite, with its high component of technology shares, gained 21% for the quarter, while the Dow Jones Industrial Average and the S&P 500 advanced 12% and 15%, respectively. All the indices are solidly in positive territory for the first six months of the year.

After drifting earlier in the year, U.S. stocks posted their strongest quarterly advance over the past three months since the last three months of 1998 as the S&P 500 Index gained 15%. Small-cap stocks surged more than 23%, marking the Russell 2000 Index's best performance since the first quarter of 1991, during the last Gulf War. The conclusion of the latest Iraq campaign helped ignite a broad rally in financial assets that was nonetheless led by the riskiest securities across all asset classes. Investors also anticipated stronger growth in the second half, spurred by an extraordinary confluence of economic stimuli, including the new tax cut, another Federal Reserve rate cut, record mortgage refinancing, easier borrowing conditions for businesses, and a weaker dollar. Stocks and bonds rose in tandem while the dollar fell to a record low against the euro. The 10-year Treasury yield plummeted to a 45-year low of 3.11% in mid-June before backing up sharply. The dollar and stocks also reversed course modestly late in the quarter.

Despite the improvement in consumer and investor confidence following the war, the U.S. economy showed no signs of a self-sustaining recovery. First quarter corporate profits came in better than expected, but this was driven primarily by cost cuts and productivity gains. Overcapacity in many industries continued to hamper hiring and business investment, though the latter has improved modestly. The Federal Reserve, declaring victory over inflation over the foreseeable future, voiced concern about deflation and resolved to combat the threat with both conventional and unconventional means. Still, the Fed's quarter-point rate cut on June 25 -- its 13th move since January 2001 -- disappointed some who had anticipated a half-point reduction.

President Bush's dividend tax cut was the centerpiece of his economic stimulus package. Yet the smallest of small-cap stocks -- representing companies with no earnings and no dividends -- performed best in the second quarter. The new tax plan also cut the capital gains rate, and the Fed's aggressive easing helped many struggling companies -- especially those in the telecom sector -- refinance and remain viable.

WHAT SECURITIES/SECTORS HAD THE GREATEST EFFECT ON THE PORTFOLIO'S PERFORMANCE?

Performance relative to the S&P 500 Stock Index was led by the consumer staples sector where beverage company Brown Forman gained over 20% during period. Paper products company Kimberly Clark also helped relative performance due to its strong performance. No exposure to food and drug retailers helped boost relative results within the consumer staples sector as the industry was weak amid tough competition and a struggling economy. The Portfolio also benefited from having no exposure to food retailers, which were down. Underweighting the technology sector and stock selection within the telecommunications sector together accounted for the bulk of the negative relative performance.

Although technology was up sharply, the Portfolio lost relative performance due to weak exposure in the software industry as Microsoft, the Portfolio's only software holding, was basically flat. Our largest semiconductor holding, Texas Instruments, lagged within the sector but still gained over 17% for the period after beating estimates.

Telecommunications stocks were among the most significant detractors to absolute performance during the period as Qwest Communications and SBC Communications were down. Qwest is under pressure from an investigation into the company's accounting fraud charges. SBC Communications' credit rating was cut by Moody's because of the company's difficulties in cutting costs, although its underweighting versus the Russell benchmark actually helped relative performance.

PORTFOLIO MANAGERS' REPORT             ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003? Financial conditions seem to be improving. Since the end of hostilities in Iraq, the stock market has steadily advanced, interest rates and the dollar have declined, and corporate borrowing rates have narrowed relative to Treasury rates. Consumer demand is growing moderately, and business investment is improving, with growth in equipment purchases outweighing declines in business structures. Inflation remains low, and both monetary and fiscal policies are geared for growth. The passage of the Jobs and Growth Tax Relief Reconciliation Act of 2003 should serve as a fiscal stimulus beginning in the third quarter, while the Fed remains committed to erring on the side of accommodation until a sustainable economic expansion is firmly under way. With these forces in play, we anticipate further strength in equities through the rest of the year.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
---------------------------------------------------------------
                                                        SINCE
                       1 YEAR    5 YEAR    10 YEAR    INCEPTION
                       ------    ------    -------    ---------
Class S                -1.44%    2.18%      6.24%
Class A(2)                                              9.89%
Class I(3)                                              5.98%

------------------

(1) Class A inception date of 9/9/2002
(2) Class I inception date of 5/2/2003

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

ING UBS U.S. BALANCED PORTFOLIO                       PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2003, the ING UBS U.S. Balanced Portfolio's Class S shares had a total return of 7.91%, versus returns of 11.98% and 3.93% for the Wilshire 5000 Index and the Lehman Brothers Aggregate Bond Index, respectively.

WHAT SECURITIES/SECTORS HAD THE GREATEST EFFECT ON THE PORTFOLIO'S PERFORMANCE?

Since the Portfolio was neutral for the quarter to both U.S. equities and fixed income, there was no cost or benefit to the Portfolio due to active asset allocation positions. The security, sector, and industry decisions made within the asset classes were responsible for performance during the quarter.

The market recovery in the second quarter was helped by a strong rally in telecom, consumer discretionary stocks and technology. The highest beta stocks continued to outperform the rest of the market. Although the overall market is still trading in the fair value range, certain segments seem to have rallied with no underlying strengthening of fundamentals.

The equity sector benefited from an overweight to Nextel, a very strong portfolio performer during June and the second quarter. The company launched their push-to-talk feature nationwide this summer and appears to have a strong and sustainable competitive edge in this area. The equity portfolio also benefited from the position we took in the airlines at the end of last year as both Continental and Delta continued their strong performance.

On the fixed income side, security selection was the largest source of value added for the quarter, which was primarily driven by the BBB credit sector and mortgage-backed securities. During a period of record refinancings, the securities in our MBS portfolio continue to experience better prepayment characteristics than the index.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

We find the current US equity market in the fair value range. We anticipate continued fair value pricing, albeit with a wide trading range.

We continue to find very attractive opportunities in drug stocks, banks and utilities. Areas we have limited exposure to in U.S. equities include Retailing, Food & Beverage and Computer Hardware. We believe the recent technology rally lacks fundamental support and are cautious in this area. The overall equity market is now priced near fair value and our 0.97 beta reflects that belief. Most of the opportunities we are finding today are stock specific in nature.

On the fixed income side, we increased our underweight to credit and decreased our overweight to CMBS and MBS. We made a modest reduction to the agency overweight and slightly increased ABS exposure. CMBS continues to be our largest sector overweight, although the sector is less attractive as spreads have moved tighter. We are currently overweight CMBS, ABS, and MBS, while underweight Treasuries, agencies, and credit.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
---------------------------------------------------------------
                                                        SINCE
                                            1 YEAR    INCEPTION
                                            ------    ---------
Class S(1)                                  0.39%      -7.44%
Class A(2)                                              0.51%

------------------

(1) Class S inception date of 10/2/2000
(2) Class A inception date of 6/3/2003

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

PORTFOLIO MANAGERS' REPORT                ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2003, the ING Van Kampen Equity Growth Portfolio's Class S shares had a total return of 10.01% versus a return of 11.76% for the S&P 500 Index.

WHAT SECURITIES/SECTORS HAD THE GREATEST EFFECT ON THE PORTFOLIO'S PERFORMANCE?

During the first part of the six months ended June 30, 2003 investors continued to be concerned about the economy and corporate profits, as well about the increasing odds of war in Iraq to depose Saddam Hussein. Once the war began, it soon became evident that the U.S.-led coalition would be victorious. Stock prices rallied. The second quarter of 2003 was very good for equities; the Standard & Poor's 500 Index, for example, gained more than 17 percent in its best quarterly performance in five years.

The equity portion of the Portfolio underperformed its benchmark for the period primarily due to stock selection. Sector allocation also detracted from performance.

On a relative basis, the Portfolio was helped most by security selection and an underweight position in the telecommunication services sector. During the period both AT&T Wireless and Verizon surpassed the average return of the index sector. Early in the quarter we had reduced the Portfolio's holdings of AT&T Wireless due to our longer term concerns about the impact that the upcoming portability of cell phone numbers might have on the company.

Stock selection and an underweight in energy also contributed to performance. Because the typical energy stock advanced less than the index return over the period, the Portfolio benefited from our decision to underweight the sector. Those energy stocks we did own -- such as oil drillers BJ Services and integrated oil giant Exxon Mobil -- performed better than average and contributed to performance. The Portfolio's lack of meaningful exposure to materials stocks also helped relative performance.

Disappointing stock selection in the consumer discretionary, technology and financials sectors led to the Portfolio's underperformance: During the second quarter of 2003 when the market rallied, technology stocks were some of the biggest beneficiaries, especially speculative names with relatively weak fundamentals. Our focus, however, remained on higher-quality companies that we believed would do well even if the economy failed to recover as quickly as some people hoped. Lagging technology stocks we owned included Intuit and Qualcom. Intuit was sold out of the portfolio when the company lowered guidance. Qualcomm has been negatively impacted by increased competition from Nokia in the wireless handset market. On the positive side, several technology companies were among the Portfolio's leading positive contributors, including Intel and Cisco Systems. Our large overweight in Microsoft detracted as the stock lagged technology peers. We remain optimistic about the prospects for Microsoft given the company's strong balance sheet, market dominance, and the pickup in PC shipments which has begun to exceed consensus expectations.

Among consumer discretionary stocks, the Portfolio was hurt by several retail investments such as Kohls, Harley Davidson and Dollar General. Within Financials stocks that detracted from performance included American International Group and Freddie Mac. Citigroup, JP Morgan, and Bank of New York were among the portfolio's leading contributors. Our position in mortgage company Freddie Mac was the most significant individual detractor in the financial sector. Earlier this year, we reduced the portfolio's investment in Freddie Mac due to a change in auditors and concerns regarding the treatment of interest rate hedges in financial statements. On June 9th the position was eliminated from the portfolio. In our view, Freddie Mac's issues are a more than one quarter event. There are regulatory concerns and potential legal issues. We, also, had uncertainty with Freddie Mac's senior management in light of the Board's decision to terminate three members of senior management.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

Rising stock prices have been a welcome relief from the long bear market. Yet we think there are still risks present in the economy, which is why we plan to continue dedicating ourselves to intensive company research. We believe that the more we know about the companies we own, the better a job we can do as investors for our shareholders. Whatever happens in the economy and the market, we plan to continue our focus on high-quality stocks that, in our opinion, represent attractive long-term growth opportunities.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
--------------------------------------------------------------
                                                       SINCE
                                           1 YEAR    INCEPTION
                                           ------    ---------
Class S(1)                                 -3.70%     -11.34%
Class A(2)                                              8.09%

------------------

(1) Class S inception date of 5/1/2002
(2) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO             PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2003, the ING Van Kampen Global Franchise Portfolio's Class S shares had a total return of 6.38% underperforming a return of 11.10% for the MSCI All Country World Free Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING THE PORTFOLIO'S PERFORMANCE?

The second quarter of 2003 brought good news to investors in many asset classes. Overall investor sentiment improved significantly as U.S. and international markets continued their post-war rally. The S&P 500 rose 15% during the second quarter and 22% from its March 12th low. The MSCI World index was up 17% for the quarter. The nature of the rally is clearly marked by the performance of individual sectors. The top three performing industries were Financials (+22%), Telecommunications (+21%) and Information Technology (+20%). The three worst performing sectors were Consumer Staples (+11%), Health Care (+12%) and Energy (+12%). With its defensive strategy, the Global Franchise Portfolio kept up well with the broader market with an 18.2% return for the quarter.

WHAT SECURITIES/SECTORS HAD THE GREATEST EFFECT ON THE PORTFOLIO'S PERFORMANCE?

The three strongest stocks in the portfolio during the quarter were Altria (+53.9%), WPP Group (+46.5%) and SMG (+42.9%). For the six months ending June 30, the three highest returning stocks were Kone (+46.7%), Zardoya Otis (+27.9%) and Torstar (+27.3%). The three weakest performing stocks in the portfolio during the quarter were Aventis (-6.5%), Novartis (-0.1%) and Brown-Forman (+2.7%). For the first six months, the three weakest stocks were Ulster Television (-16.5%), Richemont (-14.4%) and SMG (-11.3%). They contributed -4 bps, -29 bps and -37 bps, respectively. The strongest performing sectors in the portfolio included Industrials (+38.8%) and Health Care (+9.6%).

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

We continue to adhere to the Portfolio's buy and hold investment strategy. Over the quarter there were two final sales. We sold our position in Pernod Ricard following a meeting with the management and our continuing concern with both current product mix as well as valuation. We also completed the sale of Ulster Television given the management's aggressive and capital-intensive expansion plan. We used proceeds from these sales to buy Aventis and Novartis. Both of these drug companies met our franchise criteria with healthy new product pipelines, proven ability to weather patent expiries and strong free cash flow yields. We reduced our positions in Kone and Brown-Forman. Earlier in the year, we added Altria to our portfolio, which continues to benefit from its strong free cash flow generation and pricing power.

We remain focused on the Global Brands investment philosophy of quality and value. We continue to seek investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
--------------------------------------------------------------
                                                       SINCE
                                           1 YEAR    INCEPTION
                                           ------    ---------
Class S(1)                                 -3.06%     -4.29%
Class A(2)                                             1.99%

------------------

(1) Class S inception date of 5/1/2002
(2) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

PORTFOLIO MANAGERS' REPORT            ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

The ING Van Kampen Growth and Income Portfolio's Class S shares gained 10.33% in the first half of 2003, underperforming the 12.34% return of the Russell 1000 Index and 11.76% for the S&P 500 Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE PORTFOLIO'S PERFORMANCE?

The first quarter of 2003 saw continuing uncertainty and generally pessimistic sentiment resulting from global tensions. Markets began to strengthen once the U.S.-led combat in Iraq was imminent. During the second quarter, the end of major combat in Iraq preceded a renewal of consumer confidence and a refocusing on economic data. Equity markets rallied in response to the lessening global tensions and improved corporate earnings.

Financials, the largest sector in the portfolio, experienced strong performance toward the end of the six-month period. We have favored stocks with exposure to the capital markets that are likely to benefit from improved equity performance.

Energy, the Portfolio's second largest sector, was also a positive contributor through much of the period. Stock selection in energy proved beneficial during the first quarter. Strong performance of energy stocks continued into the second quarter as commodity prices remained high for longer than expected.

WHAT OTHER FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

We continue to believe that expensive technology valuations reflect market over-exuberance for this sector. The Portfolio's de-emphasis of the sector was beneficial during given periods throughout the quarter; however, for the full period it hampered the Portfolio's performance.

The opinions are those of the Portfolio's portfolio managers as of June 30, 2003, and are subject to change at any time due to market or economic conditions. Portfolio holdings and sectors are subject to change daily. All information provided is for informational purposes only and should not be deemed as a recommendation to buy securities in the industries shown above.

       TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
--------------------------------------------------------------
                                                       SINCE
                                 1 YEAR    5 YEAR    INCEPTION
                                 ------    ------    ---------
Class S(1)                       -1.86%    -1.28%      8.85%
Class A(2)                                            10.48%

------------------

(1) Class S inception date of 10/4/1993
(2) Class A inception date of 9/9/2002

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

ING VAN KAMPEN REAL ESTATE PORTFOLIO                  PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM?

The ING Van Kampen Real Estate Portfolio's Class S shares returned 14.09% for the six months ended June 30, 2003; this compares to the Wilshire Real Estate Securities return of 13.45%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE PORTFOLIO'S PERFORMANCE?

Leading into 2003, the direction of Real Estate Investment Trust ("REIT") shares has been more closely aligned with the broader equity market, as both require an improved economic outlook to achieve higher valuations. Given the stability of the cash flow, the sector had outperformed in periods of weakness, but had also lagged during previous market rallies. We suspected that investors recognized that as late-cycle participants, real estate fundamentals tend to lag most other sectors of the broader market in an economic recovery and, as a result, REITs would not fully participate in a rally based upon an investor view that this may be the beginning of an economic recovery. We believe that REITs were able to maintain relative performance in the quarter primarily due to continued strong funds flow to the sector from a number of constituents. The major pension plans have implemented a favorable shift to real estate in asset allocation models due to the diversification attributes and attractive returns of REITs. Retail investors have been attracted due to the absolute level of the dividend of these securities in a market in which investors are starved for yield. Institutional investors have become more attracted to stocks that provide a greater proportion of their total return from the dividend. Finally, some investors remain attracted to REITs because they own hard assets that trade in the private market, which may provide support for their valuations.

WHAT SECURITIES/SECTORS HAD THE GREATEST EFFECT ON THE PORTFOLIO'S PERFORMANCE?

The manufactured home sector provided the highest returns of all real estate securities in the period, exceeding the average by more than 10%. The companies were boosted by the all-cash takeover offer for Chateau Communities, which confirmed our thesis on the strong private market value of their assets. Turning to the major residential sector, investors have been less optimistic on the apartment stocks as they only gained 8.4%. The sector remains under the cloud of a very strong single-family home market and significant levels of new supply. Despite finishing the first half ahead of the real estate average, the second quarter represented the first time the retail sector underperformed in two years. Although this sector remains the least impacted by economic weakness, it appeared that some investors may have begun rotating to higher beta stocks. The strip centers gained 19.4% and the malls, 20.4%. Owners of office space returned 15.8%. We believe that investors remain hopeful that the office sector has bottomed; we feel it is too early to make this call. Though in the second quarter the hotel sector provided returns that were double the index returns, the sector has gained only 3.9% in the year-to-date period. These companies, having declined over 14% in the first quarter, more recently benefited from an improved outlook on the economy and returned 21.3% in the latest quarter.

The key theme that caused the outperformance relative to the benchmark was maintaining our core philosophy of owning stocks that provide the best valuation relative to their underlying real estate values, irrespective of dividend yield or perceived earnings stability. As a result, the outperformance was predominantly due to stock selection. We achieved positive outperformance in the manufactured home sector as one company was the recipient of an all-cash takeover offer at a large premium to its prevailing share price. Despite difficulties in this sector, our weighting reflected our conviction that the stock was priced at a steep discount to its underlying real estate value. In the office sector, we continue to have a weaker than consensus outlook for the prospects of a recovery in rental rates. However, within the sector, we favor a number of companies that provide exposure to the larger Central Business District (CBD) office markets as opposed to the suburban markets. We believe that the disparity in pricing of CBD versus suburban office assets in the private real estate market is significantly wider than the pricing of the stocks in the public market. Our preference for the CBD owners led to outperformance from stock selection in this sector. We were able to achieve a favorable contribution from the hotel sector during this six-month period despite its position as the worst performing sector in the index. The negative impact from our top-down overweight stance was more than offset by favorable bottom-up outperformance through the ownership of selected companies that are owners of major urban hotel assets, that have strong balance sheets, and that are affiliated with a major brand. In the retail sector, we favor the owners of malls over strip centers due to relative valuation. The positive effect of our overweighting of the mall stocks was offset by our underweighting of the strip centers, which resulted in flat relative performance for the portfolio's overall retail allocation.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO FOR THE REMAINDER OF 2003?

Our outlook for the REIT market is based on two key factors: the health of the physical property markets and the public market pricing for the securities. Although the state of the real estate market did not change materially

PORTFOLIO MANAGERS' REPORT                  ING VAN KAMPEN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

since last quarter, the stocks rallied in anticipation of an improvement in fundamentals. We continue to expect that real estate fundamentals are likely to remain weak and will not materially improve during 2003, as real estate is a late cycle sector. Thus, there is not likely to be a sharp rebound in earnings during 2003, even if the economy improves. However, it is important to note that property values have remained firm or improved and we do not expect material declines in private real estate valuations.

The public market pricing reflects a sector that is trading at a 10% premium to its current private real estate valuation. Whereas this raises risks, the demand for REIT shares has never been stronger as pension plans and endowments continue to increase their allocations to real estate and retail and institutional investors remain attracted by the yield. We do not anticipate that this will abate in the near term. Another risk for the sector is that equity issuance provides sufficient new supply to absorb the demand. This seems unlikely given that REITs have had difficulty completing acquisitions that would require new equity. Finally, if the broad market pulls back in response to weaker economic news, REITs would decline as well, perhaps in smaller proportion to the broader market. In contrast, if the economic recovery appears more certain, REITs may experience some sector rotation from non-dedicated investors that may rotate to early cyclical or higher beta stocks, but the absolute returns for the sector should be favorable.

        TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2003
-----------------------------------------------------------------
                                                          SINCE
                       1 YEAR     5 YEAR     10 YEAR    INCEPTION
                       ------     ------     -------    ---------
Class S                  2.70%      7.05%     10.95%
Class A(1)                                               12.55%
Class I(1)                                                3.08%

------------------

(1) Class A inception date of 9/9/2002
(2) Class A inception date of 5/19/2003

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions. Performance data represents past performance and is no assurance of future results.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The GOLDMAN SACHS TECHNOLOGY INDUSTRY INTERNET INDEX is a capitalization-weighted index of selected Internet companies.

The LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT/CREDIT BOND INDEX is a widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to five years.

The LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX is a widely recognized index of publicly issued fixed rate U.S. Government and Corporate investment grade debt securities.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

The MERRILL LYNCH 3-MONTH TREASURY BILL INDEX is comprised of U.S. Treasury Bills with initial maturities of three months.

The MSCI ALL COUNTRY WORLD FREE INDEX is an unmanaged index of developed- and emerging-market equities in nations throughout the world.

The MSCI EAFE INDEX is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of all Nasdaq National Market & SmallCap stocks.

The RUSSELL 1000 INDEX consists of the largest 1,000 companies of the Russell 3000 Index.

The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000 INDEX consists of the smallest 2,000 companies in the Russell 3000 Index.

The RUSSELL 3000 INDEX is composed of 3,000 large U.S. companies, as determined by market capitalization.

The RUSSELL 3000 GROWTH INDEX measures the performance of those Russell 3000 Index companies with higher book-to-price ratios and higher forecasted growth values.

The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index.

The RUSSELL MIDCAP GROWTH INDEX consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

The RUSSELL MIDCAP VALUE INDEX measures the performance of Russell Midcap companies with lower price-to book ratios and lower forecasted growth values.

The S&P 500 INDEX is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P Index.

The S&P 500 BARRA VALUE INDEX is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios.

The S&P MIDCAP 400 INDEX is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

The S&P SMALLCAP 600 INDEX is an capitalization-weighted index that measures the performance of selected U.S. stocks with small market capitalization.

The WILSHIRE 5000 TOTAL MARKET INDEX is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization.

THE WISHIRE REAL ESTATE SECURITY INDEX measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                               ING                                  ING               ING
                                               AIM                ING             CAPITAL           CAPITAL              ING
                                             CAPITAL           ALLIANCE           GUARDIAN          GUARDIAN           CAPITAL
                                             MID CAP            MID CAP          LARGE CAP          MANAGED           GUARDIAN
                                             GROWTH             GROWTH             VALUE             GLOBAL           SMALL CAP
                                            PORTFOLIO          PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO
                                            ---------          ---------         ---------         ---------          ---------
ASSETS:
Investments in securities at value*       $ 167,037,689      $ 387,125,849      $387,879,102      $256,123,532      $ 410,221,987
Cash                                            507,726                 --        20,315,999        12,748,940         24,089,228
Foreign currencies, at value                         --                 --                --           777,348                 --
Receivables:
  Investment securities sold                  4,305,694          3,580,020           381,374           245,084                 --
  Dividends and interest                         42,782             72,974           338,014           413,057            592,872
  Directed brokerage                             14,982              8,866            22,140             1,872              1,640
Unrealized appreciation on forward
  foreign currency contracts                         --                 --                --            65,477                 --
                                          -------------      -------------      ------------      ------------      -------------
  Total assets                              171,908,873        390,787,709       408,936,629       270,375,310        434,905,727
                                          -------------      -------------      ------------      ------------      -------------
LIABILITIES:
Payable for investment securities
  purchased                                   4,596,424          1,619,227           513,195         1,878,722            814,349
Accrued unified fees                             95,907            252,431           247,377           220,907            245,609
Accrued service fees                             34,996             79,727            82,459            55,226             89,650
Accrued distribution fees                            80                110               397                59                136
Payable to custodian                                 --          5,739,801                --                --                 --
Other payables                                       --                 --                --             4,417                 --
                                          -------------      -------------      ------------      ------------      -------------
  Total liabilities                           4,727,407          7,691,296           843,428         2,159,331          1,149,744
                                          -------------      -------------      ------------      ------------      -------------
NET ASSETS                                $ 167,181,466      $ 383,096,413      $408,093,201      $268,215,979      $ 433,755,983
                                          =============      =============      ============      ============      =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                             330,941,600        537,943,772       437,618,323       339,647,567        688,729,261
Undistributed net investment income
  (accumulated net investment loss)            (314,536)          (938,514)          835,088           949,721          1,590,305
Accumulated net realized loss on
  investments                              (174,838,574)      (218,372,356)      (27,983,601)      (61,657,082)      (207,220,108)
Net unrealized appreciation
  (depreciation) of investments              11,392,976         64,463,511        (2,376,609)      (10,724,227)       (49,343,475)
                                          -------------      -------------      ------------      ------------      -------------
NET ASSETS                                $ 167,181,466      $ 383,096,413      $408,093,201      $268,215,979      $ 433,755,983
                                          =============      =============      ============      ============      =============
------------------
* Cost of investments in securities       $ 155,644,713      $ 322,662,338      $390,255,711      $266,944,359      $ 459,565,462

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                 ING                                 ING               ING
                                                 AIM               ING             CAPITAL           CAPITAL             ING
                                               CAPITAL           ALLIANCE          GUARDIAN          GUARDIAN          CAPITAL
                                               MID CAP           MID CAP          LARGE CAP          MANAGED           GUARDIAN
                                                GROWTH            GROWTH            VALUE             GLOBAL          SMALL CAP
                                              PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                              ---------         ---------         ---------         ---------         ---------
CLASS S:
  Net assets                                 $166,479,187      $382,053,002      $404,672,028      $267,737,964      $432,493,148
  Shares authorized                             unlimited         unlimited         unlimited         unlimited         unlimited
  Par value                                  $       0.01      $       0.01      $       0.01      $       0.01      $       0.01
  Shares outstanding                           15,722,334        33,045,329        44,669,130        28,830,109        47,422,383
  Net asset value and redemption price per
    share                                    $      10.59      $      11.56      $       9.06      $       9.29      $       9.12
CLASS A:
  Net assets                                 $    702,279      $  1,043,411      $  3,421,173      $    478,015      $  1,262,835
  Shares authorized                             unlimited         unlimited         unlimited         unlimited         unlimited
  Par value                                  $       0.01      $       0.01      $       0.01      $       0.01      $       0.01
  Shares outstanding                               66,436            90,341           377,306            51,476           138,340
  Net asset value and redemption price per
    share                                    $      10.57      $      11.55      $       9.07      $       9.29      $       9.13

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                 ING
                                                                EAGLE              ING                ING
                                               ING              ASSET            FMR(SM)         GOLDMAN SACHS           ING
                                            DEVELOPING          VALUE          DIVERSIFIED          INTERNET             HARD
                                              WORLD             EQUITY           MID CAP         TOLLKEEPER(SM)         ASSETS
                                            PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                            ---------         ---------         ---------          ---------          ---------
ASSETS:
Investments in securities at value*        $ 68,229,166      $186,014,544      $118,488,286       $27,813,015        $ 76,588,778
Cash                                            244,132             1,615         1,517,779         2,277,114             317,766
Foreign currencies, at value                     22,356                --                --                --             154,363
Receivables:
  Investment securities sold                    262,733                --         1,019,875           105,883           1,061,450
  Dividends and interest                        314,302           166,628            97,626             1,085             299,719
                                           ------------      ------------      ------------       -----------        ------------
  Total assets                               69,072,689       186,182,787       121,123,566        30,197,097          78,422,076
                                           ------------      ------------      ------------       -----------        ------------
LIABILITIES:
Payable for investment securities
  purchased                                     328,526         1,905,397           926,388         1,016,329             762,089
Accrued unified fees                             83,510           104,785            73,713            36,981              42,822
Accrued service fees                             13,918            38,248            24,571             5,778              15,631
Accrued distribution fees                            65                74               175                63                  83
                                           ------------      ------------      ------------       -----------        ------------
  Total liabilities                             426,019         2,048,504         1,024,847         1,059,151             820,625
                                           ------------      ------------      ------------       -----------        ------------
NET ASSETS                                 $ 68,646,670      $184,134,283      $120,098,719       $29,137,946        $ 77,601,451
                                           ============      ============      ============       ===========        ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                             104,937,479       210,811,141       126,453,832        31,133,180          88,685,787
Undistributed net investment income
  (accumulated net investment loss)             691,326         1,367,847           201,443          (172,755)          1,453,483
Accumulated net realized loss on
  investments                               (41,863,339)      (33,161,271)       (9,202,917)       (4,004,289)        (19,448,530)
Net unrealized appreciation of
  investments                                 4,881,204         5,116,566         2,646,361         2,181,810           6,910,711
                                           ------------      ------------      ------------       -----------        ------------
NET ASSETS                                 $ 68,646,670      $184,134,283      $120,098,719       $29,137,946        $ 77,601,451
                                           ============      ============      ============       ===========        ============
------------------
* Cost of investments in securities        $ 63,347,871      $180,897,978      $115,841,925       $25,631,205        $ 69,681,897

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                  ING
                                                                 EAGLE              ING                ING
                                                 ING             ASSET            FMR(SM)         GOLDMAN SACHS           ING
                                             DEVELOPING          VALUE          DIVERSIFIED          INTERNET            HARD
                                                WORLD            EQUITY           MID CAP         TOLLKEEPER(SM)        ASSETS
                                              PORTFOLIO        PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                              ---------        ---------         ---------          ---------          ---------
CLASS S:
  Net assets                                 $68,086,860      $183,547,782      $118,583,712       $28,569,652        $76,832,640
  Shares authorized                            unlimited         unlimited         unlimited         unlimited          unlimited
  Par value                                  $      0.01      $       0.01      $       0.01       $      0.01        $      0.01
  Shares outstanding                           9,576,805        13,149,358        14,230,681         5,025,957          7,140,328
  Net asset value and redemption price per
    share                                    $      7.11      $      13.96      $       8.33       $      5.68        $     10.76
CLASS A:
  Net assets                                 $   559,810      $    586,501      $  1,515,007       $   568,294        $   768,811
  Shares authorized                            unlimited         unlimited         unlimited         unlimited          unlimited
  Par value                                  $      0.01      $       0.01      $       0.01       $      0.01        $      0.01
  Shares outstanding                              78,839            41,993           181,507           100,046             71,411
  Net asset value and redemption price per
    share                                    $      7.10      $      13.97      $       8.35       $      5.68        $     10.77

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                                                                      ING
                                                             ING               ING               ING               JP MORGAN
                                                            JANUS             JANUS           JENNISON              FLEMING
                                           ING             GROWTH &          SPECIAL           EQUITY               ENHANCED
                                      INTERNATIONAL         INCOME           EQUITY         OPPORTUNITIES      INTERNATIONAL EAFE
                                        PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO            PORTFOLIO
                                        ---------         ---------         ---------         ---------            ---------
ASSETS:
Investments in securities at value*   $134,820,240       $189,909,444      $30,602,303      $ 261,497,380         $17,833,292
Short-term investments at amortized
  cost                                          --                 --               --         27,135,000                  --
Cash                                     6,794,252             42,423           40,586                731           1,503,806
Foreign currencies, at value               656,068             12,323               --                 --             103,812
Receivables:
  Investment securities sold                    --            561,440          135,761          4,333,413                  --
  Dividends and interest                   563,112            191,420            3,476            242,973              24,048
  Directed brokerage                            --              5,027              173             18,570                  --
                                      ------------       ------------      -----------      -------------         -----------
  Total assets                         142,833,672        190,722,077       30,782,299        293,228,067          19,464,958
                                      ------------       ------------      -----------      -------------         -----------
LIABILITIES:
Payable for investment securities
  purchased                                 55,821          6,827,677            3,534          5,860,122             963,228
Unrealized depreciation on options              --             16,001               --                 --                  --
Accrued unified fees                       119,284            125,973           20,797            166,259              14,469
Accrued service fees                        29,821             37,051            6,117             60,685               3,617
Accrued distribution fees                      220                434               24                 72                 119
Payable to custodian                            --                 --               --                 50                  --
                                      ------------       ------------      -----------      -------------         -----------
  Total liabilities                        205,146          7,007,136           30,472          6,087,188             981,433
                                      ------------       ------------      -----------      -------------         -----------
NET ASSETS                            $142,628,526       $183,714,941      $30,751,827      $ 287,140,879         $18,483,525
                                      ============       ============      ===========      =============         ===========
NET ASSETS WERE COMPRISED OF:
Paid-in capital                        157,275,210        201,304,039       35,538,741        476,078,809          18,291,280
Undistributed net investment income
  (accumulated net investment loss)      2,033,700            360,239         (42,355)            709,112             178,997
Accumulated net realized loss on
  investments                         (24,241,803)       (22,226,195)      (6,722,736)      (207,611,656)           (286,544)
Net unrealized appreciation of
  investments                            7,561,419          4,276,858        1,978,177         17,964,614             299,792
                                      ------------       ------------      -----------      -------------         -----------
NET ASSETS                            $142,628,526       $183,714,941      $30,751,827      $ 287,140,879         $18,483,525
                                      ============       ============      ===========      =============         ===========
------------------
* Cost of investments in securities   $127,280,524       $185,618,282      $28,623,809      $ 243,532,766         $17,533,894

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                                                                      ING
                                                             ING               ING               ING               JP MORGAN
                                                            JANUS             JANUS           JENNISON              FLEMING
                                           ING             GROWTH &          SPECIAL           EQUITY               ENHANCED
                                      INTERNATIONAL         INCOME           EQUITY         OPPORTUNITIES      INTERNATIONAL EAFE
                                        PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO            PORTFOLIO
                                        ---------         ---------         ---------         ---------            ---------
CLASS S:
  Net assets                          $140,614,708       $179,892,732      $30,543,435      $286,503,207          $17,475,061
  Shares authorized                      unlimited          unlimited        unlimited         unlimited            unlimited
  Par value                           $       0.01       $       0.01      $      0.01      $       0.01          $      0.01
  Shares outstanding                    19,360,848         23,005,203        3,984,186        26,172,053            1,948,530
  Net asset value and redemption
    price per share                   $       7.26       $       7.82      $      7.67      $      10.95          $      8.98
CLASS A:
  Net assets                          $  2,013,818       $  3,822,209      $   208,392      $    637,672          $ 1,008,464
  Shares authorized                      unlimited          unlimited        unlimited         unlimited            unlimited
  Par value                           $       0.01       $       0.01      $      0.01      $       0.01          $      0.01
  Shares outstanding                       276,938            488,307           27,203            58,219              112,326
  Net asset value and redemption
    price per share                   $       7.27       $       7.83      $      7.66      $      10.95          $      8.97

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                 ING
                                              JP MORGAN                                                                   ING
                                               FLEMING            ING               ING                ING              MERCURY
                                              SMALL CAP         LIMITED            LIQUID            MARISCO             FOCUS
                                               EQUITY           MATURITY           ASSETS             GROWTH             VALUE
                                              PORTFOLIO        PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                              ---------        ---------         ---------          ---------          ---------
ASSETS:
Investments in securities at value*          $30,927,569      $587,861,940      $842,832,180      $  703,729,632      $10,443,946
Short-term investments at amortized cost              --        46,543,000       110,785,000                  --               --
Cash                                           1,618,200               764            10,909              66,453        3,300,665
Foreign currencies, at value                          --                --                --                  --               --
Receivables:
  Investment securities sold                      51,938             1,004                --           2,773,090               --
  Dividends and interest                          20,769         7,266,128         3,069,787             302,691            6,718
  Directed brokerage                                 235                --                --              12,409               --
Unrealized appreciation on forward foreign
  currency contracts                                  --                --                --              27,510               --
                                             -----------      ------------      ------------      --------------      -----------
  Total assets                                32,618,711       641,672,836       956,697,876         706,911,785       13,751,329
                                             -----------      ------------      ------------      --------------      -----------
LIABILITIES:
Payable for investment securities purchased      109,341                --         8,991,975           9,467,200               --
Distributions payable                                 --                --           597,387                  --               --
Accrued unified fees                              22,674           145,982           208,030             451,404            2,749
Accrued service fees                               6,298           134,117           191,127             142,570            8,799
Accrued distribution fees                            397                --               758                 350               37
Payable to custodian                                  --               508                --                  --               --
Accrued trustees fees                                 --                --             4,593                  --               --
                                             -----------      ------------      ------------      --------------      -----------
  Total liabilities                              138,710           280,607         9,993,870          10,061,524           11,585
                                             -----------      ------------      ------------      --------------      -----------
NET ASSETS                                   $32,480,001      $641,392,229      $946,704,006      $  696,850,261      $13,739,744
                                             ===========      ============      ============      ==============      ===========
NET ASSETS WERE COMPRISED OF:
Paid-in capital                               31,243,086       602,739,158       946,702,968       1,521,181,854       13,076,950
Undistributed net investment income
  (accumulated net investment loss)              (52,933)       14,908,818             1,038          (1,038,230)           6,641
Accumulated net realized gain (loss) on
  investments                                 (1,148,433)        2,697,424                --        (917,049,487)        (314,683)
Net unrealized appreciation of investments     2,438,281        21,046,829                --          93,756,124          970,836
                                             -----------      ------------      ------------      --------------      -----------
NET ASSETS                                   $32,480,001      $641,392,229      $946,704,006      $  696,850,261      $13,739,744
                                             ===========      ============      ============      ==============      ===========
------------------
* Cost of investments in securities          $28,489,288      $566,815,110      $953,617,180      $  610,002,760      $ 9,473,110

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                   ING
                                                JP MORGAN                                                                 ING
                                                 FLEMING            ING               ING               ING             MERCURY
                                                SMALL CAP         LIMITED            LIQUID           MARISCO            FOCUS
                                                 EQUITY           MATURITY           ASSETS            GROWTH            VALUE
                                                PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                ---------        ---------         ---------         ---------         ---------
CLASS S:
  Net assets                                   $29,029,927      $641,392,229      $939,925,186      $693,686,802      $13,426,659
  Shares authorized                              unlimited         unlimited         unlimited         unlimited        unlimited
  Par value                                    $      0.01      $       0.01      $       0.01      $       0.01      $      0.01
  Shares outstanding                             3,327,675        54,796,514       939,930,269        62,120,478        1,403,749
  Net asset value and redemption price per
    share                                      $      8.72      $      11.70      $       1.00      $      11.17      $      9.56
CLASS A:
  Net assets                                   $ 3,450,074               n/a      $  6,778,820      $  3,132,691      $   313,085
  Shares authorized                              unlimited               n/a         unlimited         unlimited        unlimited
  Par value                                    $      0.01               n/a      $       0.01      $       0.01      $      0.01
  Shares outstanding                               396,144               n/a         6,778,812           280,768           32,788
  Net asset value and redemption price per
    share                                      $      8.71               n/a      $       1.00      $      11.16      $      9.55
CLASS I:
  Net assets                                           n/a               n/a               n/a      $     30,768              n/a
  Shares authorized                                    n/a               n/a               n/a         unlimited              n/a
  Par value                                            n/a               n/a               n/a      $       0.01              n/a
  Shares outstanding                                   n/a               n/a               n/a             2,755              n/a
  Net asset value and redemption price per
    share                                              n/a               n/a               n/a      $      11.17              n/a

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                            ING                ING                                    ING                ING
                                          MERCURY              MFS                 ING                MFS               PIMCO
                                        FUNDAMENTAL          MID-CAP               MFS               TOTAL               CORE
                                          GROWTH             GROWTH             RESEARCH             RETURN              BOND
                                         PORTFOLIO          PORTFOLIO           PORTFOLIO          PORTFOLIO          PORTFOLIO
                                         ---------          ---------           ---------          ---------          ---------
ASSETS:
Investments in securities at value*     $8,650,057       $   629,706,181      $ 598,032,330      $1,183,392,450      $791,663,092
Cash                                       789,132             1,195,640            518,056           2,992,396         5,198,041
Foreign currencies, at value                    --                    --            196,131                  --                --
Receivables:
  Investment securities sold               183,545             5,481,833          2,915,140           1,848,273       173,822,849
  Interest rate swap agreements                 --                    --                 --                  --           240,243
  Dividends and interest                     7,559               135,986            908,379           5,561,910         5,301,708
  Directed brokerage                            --                20,424             14,821               9,335                --
Unrealized appreciation on forward
  foreign currency contracts                    --                    --                 --                  --           296,442
Variation margin receivable                     --                    --                 --                  --           136,902
Other assets                                    --                    --                 --               9,464                --
                                        ----------       ---------------      -------------      --------------      ------------
  Total assets                           9,630,293           636,540,064        602,584,858       1,193,813,828       976,659,277
                                        ----------       ---------------      -------------      --------------      ------------
LIABILITIES:
Payable for investment securities
  purchased                                112,586             5,775,616          2,874,609          39,030,847       392,696,148
Payable for interest purchased                  --                    --                 --                  --           653,681
Accrued unified fees                         6,123               333,932            319,682             603,881           289,904
Accrued service fees                         1,914               130,044            124,494             235,170           120,567
Accrued distribution fees                       48                   405                111               1,027             1,305
Payable to custodian                        19,388                    --                 --           2,458,447                --
Other payables                                  --                    --                 --              28,875                --
Options written (premium received
  $2,862,527)                                   --                    --                 --                  --         3,079,270
                                        ----------       ---------------      -------------      --------------      ------------
  Total liabilities                        140,059             6,239,997          3,318,896          42,358,247       396,840,875
                                        ----------       ---------------      -------------      --------------      ------------
NET ASSETS                              $9,490,234       $   630,300,067      $ 599,265,962      $1,151,455,581      $579,818,402
                                        ==========       ===============      =============      ==============      ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                          9,510,543         1,672,048,670        968,567,075       1,140,899,071       545,646,838
Undistributed net investment income
  (accumulated net investment loss)         (6,791)             (891,217)         4,999,105          19,034,441        11,508,146
Accumulated net realized gain (loss)
  on investments                          (457,762)       (1,124,447,096)      (397,850,984)        (53,051,628)       17,072,264
Net unrealized appreciation of
  investments                              444,244            83,589,710         23,550,766          44,573,697         5,591,154
                                        ----------       ---------------      -------------      --------------      ------------
NET ASSETS                              $9,490,234       $   630,300,067      $ 599,265,962      $1,151,455,581      $579,818,402
                                        ==========       ===============      =============      ==============      ============
------------------
* Cost of investments in securities     $8,205,813       $   546,117,013      $ 574,525,009      $1,138,841,614      $792,971,393

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                ING              ING                                  ING                ING
                                              MERCURY            MFS               ING                MFS               PIMCO
                                            FUNDAMENTAL        MID-CAP             MFS               TOTAL               CORE
                                              GROWTH            GROWTH           RESEARCH            RETURN              BOND
                                             PORTFOLIO        PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                             ---------        ---------         ---------          ---------          ---------
CLASS S:
  Net assets                                $9,092,545       $624,634,002      $598,144,813      $1,141,352,390      $568,515,974
  Shares authorized                          unlimited          unlimited         unlimited           unlimited         unlimited
  Par value                                 $     0.01       $       0.01      $       0.01      $         0.01      $       0.01
  Shares outstanding                         1,052,104         72,177,063        45,196,457          71,455,160        52,567,045
  Net asset value and redemption price per
    share                                   $     8.64       $       8.65      $      13.23      $        15.97      $      10.82
CLASS A:
  Net assets                                $  397,689       $  3,616,148      $  1,055,936      $    9,137,686      $ 11,302,428
  Shares authorized                          unlimited          unlimited         unlimited           unlimited         unlimited
  Par value                                 $     0.01       $       0.01      $       0.01      $         0.01      $       0.01
  Shares outstanding                            46,066            418,168            79,724             572,896         1,045,182
  Net asset value and redemption price per
    share                                   $     8.63       $       8.65      $      13.24      $        15.95      $      10.81
CLASS I:
  Net assets                                       n/a       $  2,049,917      $     65,213      $      965,505               n/a
  Shares authorized                                n/a          unlimited         unlimited           unlimited               n/a
  Par value                                        n/a       $       0.01      $       0.01      $         0.01               n/a
  Shares outstanding                               n/a            236,739             4,929              60,438               n/a
  Net asset value and redemption price per
    share                                          n/a       $       8.66             13.23      $        15.98               n/a

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                               ING               ING                ING                 ING
                                             SALOMON           SALOMON         T. ROWE PRICE       T. ROWE PRICE          ING
                                             BROTHERS          BROTHERS           CAPITAL             EQUITY           UBS U.S.
                                             ALL CAP          INVESTORS         APPRECIATION          INCOME           BALANCED
                                            PORTFOLIO         PORTFOLIO          PORTFOLIO           PORTFOLIO         PORTFOLIO
                                            ---------         ---------          ---------           ---------         ---------
ASSETS:
Investments in securities at value*        $320,542,637      $103,146,685      $  926,771,923      $472,201,648       $46,867,131
Short-term investments at amortized cost             --         6,719,000                  --                --                --
Cash                                              3,130               927         235,308,888        17,594,048         2,237,923
Foreign currencies, at value                         --                --                 635                --                --
Receivables:
  Investment securities sold                         --         1,280,280             693,452                --           256,631
  Dividends and interest                        311,911           211,897           3,146,360         1,066,095           157,409
  Directed brokerage                              2,013                --              16,729             2,985                --
                                           ------------      ------------      --------------      ------------       -----------
  Total assets                              320,859,691       111,358,789       1,165,937,987       490,864,776        49,519,094
                                           ------------      ------------      --------------      ------------       -----------
LIABILITIES:
Payable for investment securities
  purchased                                          --         1,233,412          20,336,346                --           480,733
Accrued unified fees                            199,217            67,705             639,622           276,100            29,740
Accrued service fees                             66,405            22,568             233,466           100,778             9,913
Accrued distribution fees                           219                63                 941               510                --
Payable to custodian                                 --                --           1,853,982                --                --
                                           ------------      ------------      --------------      ------------       -----------
    Total liabilities                           265,841         1,323,748          23,064,357           377,388           520,386
                                           ------------      ------------      --------------      ------------       -----------
NET ASSETS                                 $320,593,850      $110,035,041      $1,142,873,630      $490,487,388       $48,998,708
                                           ============      ============      ==============      ============       ===========
NET ASSETS WERE COMPRISED OF:
Paid-in capital                             374,733,262       127,921,141       1,024,688,450       527,006,945        56,978,149
Undistributed net investment income             714,647           885,286          13,958,025         5,079,653           253,327
Accumulated net realized gain (loss) on
  investments                               (45,475,444)      (16,821,307)          4,394,644       (11,049,381)       (9,981,079)
Net unrealized appreciation
  (depreciation) of investments              (9,378,615)       (1,950,079)         99,832,511       (30,549,829)        1,748,311
                                           ------------      ------------      --------------      ------------       -----------
NET ASSETS                                 $320,593,850      $110,035,041      $1,142,873,630      $490,487,388       $48,998,708
                                           ============      ============      ==============      ============       ===========
------------------
* Cost of investments in securities        $329,921,252      $105,096,764      $  826,939,822      $502,751,476       $45,118,820

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                               ING               ING                ING                 ING
                                             SALOMON           SALOMON         T. ROWE PRICE       T. ROWE PRICE          ING
                                             BROTHERS          BROTHERS           CAPITAL             EQUITY           UBS U.S.
                                             ALL CAP          INVESTORS         APPRECIATION          INCOME           BALANCED
                                            PORTFOLIO         PORTFOLIO          PORTFOLIO           PORTFOLIO         PORTFOLIO
                                            ---------         ---------          ---------           ---------         ---------
CLASS S:
  Net assets                               $318,671,003      $109,497,863      $1,109,711,145      $485,296,894       $48,996,720
  Shares authorized                           unlimited         unlimited           unlimited         unlimited         unlimited
  Par value                                $       0.01      $       0.01      $         0.01      $       0.01       $      0.01
  Shares outstanding                         32,060,446        11,949,161          59,361,167        45,629,931         6,191,603
  Net asset value and redemption price
    per share                              $       9.94      $       9.16      $        18.69      $      10.64       $      7.91
CLASS A:
  Net assets                               $  1,922,847      $    531,827      $    7,962,297      $  4,532,074       $     1,988
  Shares authorized                           unlimited         unlimited           unlimited         unlimited         unlimited
  Par value                                $       0.01      $       0.01      $         0.01      $       0.01       $      0.01
  Shares outstanding                            193,259            57,994             425,829           426,340               251
  Net asset value and redemption price
    per share                              $       9.95      $       9.17      $        18.70      $      10.63       $      7.92
CLASS I:
  Net assets                                        n/a      $      5,351      $   25,200,188      $    658,420               n/a
  Shares authorized                                 n/a         unlimited           unlimited         unlimited               n/a
  Par value                                         n/a      $       0.01      $         0.01      $       0.01               n/a
  Shares outstanding                                n/a               584           1,348,512            61,901               n/a
  Net asset value and redemption price
    per share                                       n/a      $       9.16      $        18.69      $      10.64               n/a

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                  ING              ING              ING
                                                              VAN KAMPEN       VAN KAMPEN        VAN KAMPEN           ING
                                                                EQUITY           GLOBAL           GROWTH &         VAN KAMPEN
                                                                GROWTH          FRANCHISE          INCOME         REAL ESTATE
                                                               PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                               ---------        ---------        ---------         ---------
ASSETS:
Investments in securities at value*                           $17,488,035      $36,592,294      $648,894,110      $228,282,058
Cash                                                            1,118,624        2,515,870             1,610         7,266,933
Foreign currencies, at value                                           --          203,296                --                --
Receivables:
  Investment securities sold                                      408,052          421,745           530,801                --
  Dividends and interest                                           16,327           84,532           859,601         1,272,146
  Directed brokerage                                                   --               --            15,450                --
                                                              -----------      -----------      ------------      ------------
  Total assets                                                 19,031,038       39,817,737       650,301,572       236,821,137
                                                              -----------      -----------      ------------      ------------
LIABILITIES:
Payable for investment securities purchased                       531,762          260,746                --                --
Unrealized depreciation on forward foreign currency
  contracts                                                            --           81,533                --                --
Accrued unified fees                                               10,551           31,087           367,786           132,813
Accrued service fees                                                3,517            7,772           134,244            48,477
Accrued distribution fees                                             279              685             1,178               280
                                                              -----------      -----------      ------------      ------------
  Total liabilities                                               546,109          381,823           503,208           181,570
                                                              -----------      -----------      ------------      ------------
NET ASSETS                                                    $18,484,929      $39,435,914      $649,798,364      $236,639,567
                                                              ===========      ===========      ============      ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                18,030,856       37,658,744       705,965,002       214,396,330
Undistributed net investment income                                 9,390          330,223         5,115,794         6,288,588
Accumulated net realized gain (loss) on investments             (521,989)        (180,772)      (79,717,337)           478,071
Net unrealized appreciation of investments                        966,672        1,627,719        18,434,905        15,476,578
                                                              -----------      -----------      ------------      ------------
NET ASSETS                                                    $18,484,929      $39,435,914      $649,798,364      $236,639,567
                                                              ===========      ===========      ============      ============
------------------
* Cost of investments in securities                           $16,521,363      $34,884,354      $630,459,205      $212,805,480

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                  ING              ING              ING
                                                              VAN KAMPEN       VAN KAMPEN        VAN KAMPEN           ING
                                                                EQUITY           GLOBAL           GROWTH &         VAN KAMPEN
                                                                GROWTH          FRANCHISE          INCOME         REAL ESTATE
                                                               PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                               ---------        ---------        ---------         ---------
CLASS S:
  Net assets                                                  $15,962,310      $33,239,927      $639,531,202      $234,068,909
  Shares authorized                                             unlimited        unlimited         unlimited         unlimited
  Par value                                                   $      0.01      $      0.01      $       0.01      $       0.01
  Shares outstanding                                            1,838,420        3,497,821        33,638,405        13,705,907
  Net asset value and redemption price per share              $      8.68      $      9.50      $      19.01      $      17.08
CLASS A:
  Net assets                                                  $ 2,522,619      $ 6,195,987      $ 10,267,162      $  2,524,559
  Shares authorized                                             unlimited        unlimited         unlimited         unlimited
  Par value                                                   $      0.01      $      0.01      $       0.01      $       0.01
  Shares outstanding                                              290,599          652,691           539,812           147,686
  Net asset value and redemption price per share              $      8.68      $      9.49      $      19.02      $      17.09
CLASS I:
  Net assets                                                          n/a              n/a               n/a      $     46,099
  Shares authorized                                                   n/a              n/a               n/a         unlimited
  Par value                                                           n/a              n/a               n/a      $       0.01
  Shares outstanding                                                  n/a              n/a               n/a             2,698
  Net asset value and redemption price per share                      n/a              n/a               n/a      $      17.09

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                                      ING              ING
                                                    ING              ING            CAPITAL          CAPITAL             ING
                                                AIM CAPITAL       ALLIANCE         GUARDIAN          GUARDIAN          CAPITAL
                                                  MID CAP          MID CAP         LARGE CAP         MANAGED           GUARDIAN
                                                  GROWTH           GROWTH            VALUE            GLOBAL          SMALL CAP
                                                 PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                 ---------        ---------        ---------        ---------         ---------
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld)*    $   253,869      $   527,369      $ 2,150,570      $  2,328,288      $  2,415,365
  Interest                                           71,868           99,690           57,645            85,158           146,885
  Securities loaned income                           14,292               --           19,761            51,173            40,719
                                                -----------      -----------      -----------      ------------      ------------
    Total investment income                         340,029          627,059        2,227,976         2,464,619         2,602,969
                                                -----------      -----------      -----------      ------------      ------------
EXPENSES:
  Unified fees                                      515,356        1,246,260        1,227,876         1,162,956         1,270,169
  Service fees -- Class S                           185,951          389,943          406,797           290,437           458,660
  Service fees -- Class A                               410              626            2,494               300               745
  12b-1 fees -- Class A                                 244              373            1,475               179               444
  Trustee fees and expenses                           5,204            9,696            8,936             7,091            12,056
                                                -----------      -----------      -----------      ------------      ------------
    Total expenses                                  707,165        1,646,898        1,647,578         1,460,963         1,742,074
Less:
  Reimbursement of directed brokerage
    commissions                                      52,600           81,325           32,060            10,834             6,548
                                                -----------      -----------      -----------      ------------      ------------
    Net expenses                                    654,565        1,565,573        1,615,518         1,450,129         1,735,526
                                                -----------      -----------      -----------      ------------      ------------
  Net investment income/(loss)                     (314,536)        (938,514)         612,458         1,014,490           867,443
                                                -----------      -----------      -----------      ------------      ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
  FUTURES AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
    Investments                                   1,788,224       12,806,832       (7,594,009)      (16,738,402)      (36,773,347)
    Futures                                              --               --               --                --                --
    Foreign currencies                                   --               --               --            (2,097)               --
                                                -----------      -----------      -----------      ------------      ------------
    Net realized loss on investments, futures
      and foreign currencies                      1,788,224       12,806,832       (7,594,009)      (16,740,499)      (36,773,347)
  Net change in unrealized appreciation of
    investments and foreign currencies           23,387,259       71,936,505       60,256,259        43,498,967        94,697,785
                                                -----------      -----------      -----------      ------------      ------------
    Net realized and unrealized gain on
      investments, futures and foreign
      currencies                                 25,175,483       84,743,337       52,662,250        26,758,468        57,924,438
                                                -----------      -----------      -----------      ------------      ------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                  $24,860,947      $83,804,823      $53,274,708      $ 27,772,958      $ 58,791,881
                                                ===========      ===========      ===========      ============      ============
------------------
* Foreign taxes withheld                        $        --      $        --      $    32,599      $    228,852      $      3,635

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2003 (Unaudited)
                                  (Continued)
--------------------------------------------------------------------------------

                                                                                     ING               ING
                                                  ING              ING             FMR(SM)        GOLDMAN SACHS           ING
                                              DEVELOPING       EAGLE ASSET       DIVERSIFIED         INTERNET            HARD
                                                 WORLD         VALUE EQUITY        MID CAP        TOLLKEEPER(SM)        ASSETS
                                               PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO
                                               ---------        ---------         ---------         ---------          ---------
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld)*  $ 1,164,390      $ 1,707,493       $   694,515        $   13,399        $ 1,422,339
  Interest                                        (20,011)          20,319             4,534                39             (1,791)
  Securities loaned income                             --           11,114                --                --                 --
                                              -----------      -----------       -----------        ----------        -----------
    Total investment income                     1,144,379        1,738,926           699,049            13,438          1,420,548
                                              -----------      -----------       -----------        ----------        -----------
EXPENSES:
  Unified fees                                    459,335          588,590           370,852           160,528            235,792
  Service fees -- Class S                          76,209          212,455           122,636            25,059             85,527
  Service fees -- Class A                             347              381               981               274                 --
  12b-1 fees -- Class A                               206              227               585               162                 --
  Trustee fees and expenses                         2,157            5,561             2,606               170              1,928
                                              -----------      -----------       -----------        ----------        -----------
    Total expenses                                538,254          807,214           497,660           186,193            323,247
Less:
  Reimbursement of directed brokerage
    commissions                                        --               --                --                --                 --
                                              -----------      -----------       -----------        ----------        -----------
    Net expenses                                  538,254          807,214           497,660           186,193            323,247
                                              -----------      -----------       -----------        ----------        -----------
  Net investment income/(loss)                    606,125          931,712           201,389          (172,755)         1,097,301
                                              -----------      -----------       -----------        ----------        -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
  FUTURES AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
    Investments                                (2,513,098)      (5,490,058)          100,982          (174,127)        (1,340,199)
    Futures                                            --               --                --                --                 --
    Foreign currencies                             (1,263)              --                --                --           (320,458)
                                              -----------      -----------       -----------        ----------        -----------
    Net realized loss on investments,
      futures and foreign currencies           (2,514,361)      (5,490,058)          100,982          (174,127)        (1,660,657)
  Net change in unrealized appreciation of
    investments and foreign currencies          9,193,489       19,375,701        12,258,114         4,091,276          7,111,518
                                              -----------      -----------       -----------        ----------        -----------
    Net realized and unrealized gain on
      investments, futures and foreign
      currencies                                6,679,128       13,885,643        12,359,096         3,917,149          5,450,861
                                              -----------      -----------       -----------        ----------        -----------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                $ 7,285,253      $14,817,355       $12,560,485        $3,744,394        $ 6,548,162
                                              ===========      ===========       ===========        ==========        ===========
------------------
* Foreign taxes withheld                      $   119,683      $     9,670       $     1,540        $       --        $   134,767

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2003 (Unaudited)
                                  (Continued)
--------------------------------------------------------------------------------

                                                                                                                         ING
                                                                                                                      JP MORGAN
                                                                                                      ING              FLEMING
                                                              ING                 ING              JENNISON           ENHANCED
                                          ING                JANUS               JANUS              EQUITY          INTERNATIONAL
                                     INTERNATIONAL      GROWTH & INCOME      SPECIAL EQUITY      OPPORTUNITIES          EAFE
                                       PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO          PORTFOLIO
                                       ---------           ---------           ---------           ---------          ---------
INVESTMENT INCOME:
  Dividends (net of foreign taxes
    withheld)*                        $ 2,298,502         $   829,738          $   76,438         $ 1,437,685        $  262,471
  Interest                                143,428             281,969               4,539             216,544            (1,966)
  Securities loaned income                 40,507                  --               5,602                  --                --
                                      -----------         -----------          ----------         -----------        ----------
    Total investment income             2,482,437           1,111,707              86,579           1,654,229           260,505
                                      -----------         -----------          ----------         -----------        ----------
EXPENSES:
  Unified fees                            675,528             628,094              98,581             932,650            62,053
  Service fees -- Class S                 167,724             183,101              28,866             336,890            15,853
  Service fees -- Class A                   1,157               2,548                 127                 366                --
  12b-1 fees -- Class A                       687               1,514                  76                 217                --
  Trustee fees and expenses                 4,822               3,796                 701               9,836               255
                                      -----------         -----------          ----------         -----------        ----------
    Total expenses                        849,918             819,053             128,351           1,279,959            78,161
Less:
  Reimbursement of directed
    brokerage commissions                      --              11,129               2,452              61,188                --
                                      -----------         -----------          ----------         -----------        ----------
    Net expenses                          849,918             807,924             125,899           1,218,771            78,161
                                      -----------         -----------          ----------         -----------        ----------
  Net investment income/(loss)          1,632,519             303,783             (39,320)            435,458           182,344
                                      -----------         -----------          ----------         -----------        ----------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS,
  FUTURES AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
    Investments                        (9,735,202)         (3,476,376)             48,971           2,081,179           (58,122)
    Futures                                    --                  --                  --                  --                --
    Foreign currencies                   (155,442)            (82,033)             (1,750)                 --            (2,429)
                                      -----------         -----------          ----------         -----------        ----------
    Net realized loss on
      investments, futures and
      foreign currencies               (9,890,644)         (3,558,409)             47,221           2,081,179           (60,551)
  Net change in unrealized
    appreciation of investments and
    foreign currencies                 15,634,922          16,051,032           5,064,357          21,661,793         1,182,482
                                      -----------         -----------          ----------         -----------        ----------
    Net realized and unrealized
      gain on investments, futures
      and foreign currencies            5,744,278          12,492,623           5,111,578          23,742,972         1,121,931
                                      -----------         -----------          ----------         -----------        ----------
  INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                   $ 7,376,797         $12,796,406          $5,072,258         $24,178,430        $1,304,275
                                      ===========         ===========          ==========         ===========        ==========
------------------
* Foreign taxes withheld              $   320,142         $     8,047          $    2,852         $    31,288        $   31,470

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2003 (Unaudited)
                                  (Continued)
--------------------------------------------------------------------------------

                                                       ING
                                                    JP MORGAN                                                             ING
                                                     FLEMING            ING             ING              ING            MERCURY
                                                    SMALL CAP         LIMITED          LIQUID          MARISCO           FOCUS
                                                      EQUITY         MATURITY          ASSETS           GROWTH           VALUE
                                                    PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    ---------        ---------       ---------        ---------        ---------
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld)*        $   64,018      $     1,088      $      174      $  2,648,990      $   58,395
  Interest                                                 480       12,073,839       7,217,099           201,400              41
  Securities loaned income                                  --          160,602              --            68,876              --
                                                    ----------      -----------      ----------      ------------      ----------
      Total investment income                           64,498       12,235,529       7,217,273         2,919,266          58,436
                                                    ----------      -----------      ----------      ------------      ----------
EXPENSES:
  Unified fees                                          91,856          871,996       1,409,813         2,471,193          39,309
  Service fees -- Class S                               26,965          805,535       1,298,412           772,831          12,082
  Service fees -- Class A                                   --               --           4,293             1,376             203
  12b-1 fees -- Class A                                     --               --           2,574               814             121
  Trustee fees and expenses                                165           21,690          36,200            21,728             180
                                                    ----------      -----------      ----------      ------------      ----------
      Total expenses                                   118,986        1,699,221       2,751,292         3,267,942          51,895
Less:
  Reimbursement of directed brokerage commissions        1,555               --              --            93,215              --
                                                    ----------      -----------      ----------      ------------      ----------
    Net expenses                                       117,431        1,699,221       2,751,292         3,174,727          51,895
                                                    ----------      -----------      ----------      ------------      ----------
  Net investment income/(loss)                         (52,933)      10,536,308       4,465,981          (255,461)          6,541
                                                    ----------      -----------      ----------      ------------      ----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
  FUTURES AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
    Investments                                       (452,722)       1,665,793              --       (19,051,185)         49,173
    Futures                                                 --               --              --                --              --
    Foreign currencies                                      --               --              --          (176,488)             --
                                                    ----------      -----------      ----------      ------------      ----------
    Net realized loss on investments, futures and
      foreign currencies                              (452,722)       1,665,793              --       (19,227,673)         49,173
  Net change in unrealized appreciation of
    investments and foreign currencies               3,258,429        2,722,687              --       107,332,769       1,286,262
                                                    ----------      -----------      ----------      ------------      ----------
    Net realized and unrealized gain on
      investments, futures and foreign currencies    2,805,707        4,388,480              --        88,105,096       1,335,435
                                                    ----------      -----------      ----------      ------------      ----------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $2,752,774      $14,924,788      $4,465,981      $ 87,849,635      $1,341,976
                                                    ==========      ===========      ==========      ============      ==========
------------------
* Foreign taxes withheld                            $       --      $        --      $       --      $    113,387      $      727

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2003 (Unaudited)
                                  (Continued)
--------------------------------------------------------------------------------

                                                   ING              ING
                                                 MERCURY            MFS               ING               ING               ING
                                               FUNDAMENTAL        MID-CAP             MFS               MFS              PIMCO
                                                 GROWTH            GROWTH           RESEARCH        TOTAL RETURN       CORE BOND
                                                PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                ---------        ---------         ---------         ---------         ---------
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld)*    $  29,846       $  1,190,027      $  4,924,681      $ 6,510,972       $        --
  Interest                                            191            169,984         1,144,806       10,845,110        11,082,497
  Securities loaned income                             --             78,681            16,525           51,919             1,923
                                                ---------       ------------      ------------      -----------       -----------
    Total investment income                        30,037          1,438,692         6,086,012       17,408,001        11,084,420
                                                ---------       ------------      ------------      -----------       -----------
EXPENSES:
  Unified fees                                     27,824          1,762,537         1,788,937        3,351,951         1,615,536
  Service fees -- Class S                           8,375            679,626           692,258        1,299,383           658,900
  Service fees -- Class A                             320              2,072                --               --             7,813
  12b-1 fees -- Class A                               191              1,233                --               --             4,646
  Trustee fees and expenses                           118             18,956            18,995           31,870            11,888
                                                ---------       ------------      ------------      -----------       -----------
    Total expenses                                 36,828          2,464,424         2,500,190        4,683,204         2,298,783
Less:
  Reimbursement of directed brokerage
    commissions                                        --             99,689           151,472          109,767                --
  Reimbursement of unified fee                         --             34,826            33,994            8,519                --
                                                ---------       ------------      ------------      -----------       -----------
    Net expenses                                   36,828          2,329,909         2,314,724        4,564,918         2,298,783
                                                ---------       ------------      ------------      -----------       -----------
  Net investment income/(loss)                     (6,791)          (891,217)        3,771,288       12,843,083         8,785,637
                                                ---------       ------------      ------------      -----------       -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
  FUTURES AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
    Investments                                  (154,313)        (6,334,869)      (25,658,055)      (3,558,061)       10,158,627
    Futures                                            --                 --                --               --                --
    Foreign currencies                                (34)              (903)               --           14,513         2,574,319
                                                ---------       ------------      ------------      -----------       -----------
    Net realized loss on investments, futures
      and foreign currencies                     (154,347)        (6,335,772)      (25,658,055)      (3,543,548)       12,732,946
  Net change in unrealized appreciation of
    investments and foreign currencies            760,514        105,708,238        78,554,426       71,765,865           305,021
                                                ---------       ------------      ------------      -----------       -----------
    Net realized and unrealized gain on
      investments, futures and foreign
      currencies                                  606,167         99,372,466        52,896,371       68,222,317        13,037,967
                                                ---------       ------------      ------------      -----------       -----------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                  $ 599,376       $ 98,481,249      $ 56,667,659      $81,065,400       $21,823,604
                                                =========       ============      ============      ===========       ===========
------------------
* Foreign taxes withheld                        $     156       $     22,221      $     46,829      $    50,945       $        --

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2003 (Unaudited)
                                  (Continued)
--------------------------------------------------------------------------------

                                                ING              ING               ING                ING
                                              SALOMON          SALOMON        T. ROWE PRICE      T. ROWE PRICE           ING
                                             BROTHERS         BROTHERS           CAPITAL            EQUITY               UBS
                                              ALL CAP         INVESTORS       APPRECIATION          INCOME          U.S. BALANCED
                                             PORTFOLIO        PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                             ---------        ---------         ---------          ---------          ---------
INVESTMENT INCOME:
  Dividends (net of foreign taxes
    withheld)*                              $ 1,606,769      $ 1,077,388       $ 9,296,065        $ 5,455,329        $   263,395
  Interest                                      215,458           81,077         4,863,667             59,673            210,306
  Securities loaned income                       26,422               --            88,705             13,423                 83
                                            -----------      -----------       -----------        -----------        -----------
    Total investment income                   1,848,649        1,158,465        14,248,437          5,528,425            473,784
                                            -----------      -----------       -----------        -----------        -----------
EXPENSES:
  Unified fees                                  996,230          359,169         3,527,377          1,464,289            168,827
  Service fees -- Class S                       331,022          119,249         1,270,552            526,748             56,275
  Service fees -- Class A                         1,054              474             4,959              2,820                 --
  12b-1 fees -- Class A                             627              284             2,951              1,679                 --
  Trustee fees and expenses                       8,067            2,899            29,298             12,740              1,530
                                            -----------      -----------       -----------        -----------        -----------
    Total expenses                            1,337,000          482,075         4,835,137          2,008,276            226,632
Less:
  Reimbursement of directed brokerage
    commissions                                   6,208               --            31,289             15,172                 --
                                            -----------      -----------       -----------        -----------        -----------
    Net expenses                              1,330,792          482,075         4,803,848          1,993,104            226,632
                                            -----------      -----------       -----------        -----------        -----------
  Net investment income                         517,857          676,390         9,444,589          3,535,321            247,152
                                            -----------      -----------       -----------        -----------        -----------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS, FUTURES AND FOREIGN
  CURRENCIES
  Net realized gain (loss) on:
    Investments                              (2,996,931)      (6,224,092)        3,514,593           (367,633)        (1,443,971)
    Futures                                          --               --                --                 --                 --
    Foreign currencies                           (7,581)              --           (12,448)                --                 --
                                            -----------      -----------       -----------        -----------        -----------
    Net realized loss on investments,
      futures and foreign currencies         (3,004,512)      (6,224,092)        3,502,145           (367,633)        (1,443,971)
  Net change in unrealized appreciation of
    investments and foreign currencies       43,541,426       18,612,098        81,278,277         37,249,946          4,601,627
                                            -----------      -----------       -----------        -----------        -----------
    Net realized and unrealized gain on
      investments, futures and foreign
      currencies                             40,536,914       12,388,006        84,780,422         36,882,313          3,157,656
                                            -----------      -----------       -----------        -----------        -----------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                              $41,054,771      $13,064,396       $94,225,011        $40,417,634        $ 3,404,808
                                            ===========      ===========       ===========        ===========        ===========
------------------
* Foreign taxes withheld                    $    39,391      $    23,322       $    33,004        $    33,160        $       476

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2003 (Unaudited)
                                  (Continued)
--------------------------------------------------------------------------------

                                                             ING                 ING                   ING                ING
                                                         VAN KAMPEN           VAN KAMPEN           VAN KAMPEN         VAN KAMPEN
                                                        EQUITY GROWTH      GLOBAL FRANCHISE      GROWTH & INCOME      REAL ESTATE
                                                          PORTFOLIO           PORTFOLIO             PORTFOLIO          PORTFOLIO
                                                          ---------           ---------             ---------          ---------
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld)*             $   64,482           $  509,374           $ 5,857,371        $ 6,590,543
  Interest                                                       38                1,571               152,677                 --
  Securities loaned income                                       --                   --                33,416                 --
                                                         ----------           ----------           -----------        -----------
    Total investment income                                  64,520              510,945             6,043,464          6,590,543
                                                         ----------           ----------           -----------        -----------
EXPENSES:
  Unified fees                                               40,663              133,473             2,037,939            707,286
  Service fees -- Class S                                    12,107               35,492               730,977            254,394
  Service fees -- Class A                                     1,448                   --                 5,958              1,393
  12b-1 fees -- Class A                                         866                   --                 3,540                828
  Trustee fees and expenses                                     159                  466                19,446              5,717
                                                         ----------           ----------           -----------        -----------
    Total expenses                                           55,243              169,431             2,797,860            969,618
Less:
  Reimbursement of directed brokerage commissions                --                   --                98,732                 --
                                                         ----------           ----------           -----------        -----------
    Net expenses                                             55,243              169,431             2,699,128            969,618
                                                         ----------           ----------           -----------        -----------
  Net investment income                                       9,277              341,514             3,344,336          5,620,925
                                                         ----------           ----------           -----------        -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FUTURES
  AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
    Investments                                             134,383              115,198             3,315,790         (1,175,766)
    Futures                                                      --                   --                    --                 --
    Foreign currencies                                           --             (124,554)                   --                 --
                                                         ----------           ----------           -----------        -----------
    Net realized loss on investments, futures and
      foreign currencies                                    134,383               (9,356)            3,315,790         (1,175,766)
  Net change in unrealized appreciation of investments
    and foreign currencies                                1,121,470            2,278,654            52,627,519         23,566,091
                                                         ----------           ----------           -----------        -----------
    Net realized and unrealized gain on investments,
      futures and foreign currencies                      1,255,853            2,269,298            55,943,309         22,390,325
                                                         ----------           ----------           -----------        -----------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $1,265,130           $2,610,812           $59,287,645        $28,011,250
                                                         ==========           ==========           ===========        ===========
------------------
* Foreign taxes withheld                                 $       --           $   74,726           $    45,540        $     8,148

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                           ING                                  ING
                                                                       AIM CAPITAL                           ALLIANCE
                                                                MID CAP GROWTH PORTFOLIO             MID CAP GROWTH PORTFOLIO
                                                             -------------------------------      -------------------------------
                                                              SIX MONTHS                           SIX MONTHS
                                                                ENDED           YEAR ENDED           ENDED           YEAR ENDED
                                                               JUNE 30,        DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                                                 2003              2002               2003              2002
                                                                 ----              ----               ----              ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)                                 $   (314,536)     $  (1,061,040)     $   (938,514)     $  (2,419,870)
Net realized loss on investments and foreign currencies         1,788,224        (54,974,694)       12,806,832        (66,596,064)
Net change in unrealized appreciation (depreciation) of
  investments and foreign currencies                           23,387,259        (22,123,132)       71,936,505        (66,091,366)
                                                             ------------      -------------      ------------      -------------
Net increase (decrease) in net assets resulting from
  operations                                                   24,860,947        (78,158,866)       83,804,823       (135,107,300)
                                                             ------------      -------------      ------------      -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               86,330,174        405,167,017       106,519,596        276,128,367
Dividends reinvested                                                   --                 --                --                 --
Cost of shares redeemed                                       (89,476,225)      (451,346,873)      (96,156,081)      (320,659,548)
                                                             ------------      -------------      ------------      -------------
Net increase in net assets resulting from capital share
  transactions                                                 (3,146,051)       (46,179,856)       10,363,515        (44,531,181)
                                                             ------------      -------------      ------------      -------------
Net increase (decrease) in net assets                          21,714,896       (124,338,722)       94,168,338       (179,638,481)
NET ASSETS:
Beginning of period                                           145,466,570        269,805,292       288,928,075        468,566,556
                                                             ------------      -------------      ------------      -------------
End of period                                                $167,181,466      $ 145,466,570      $383,096,413      $ 288,928,075
                                                             ============      =============      ============      =============
Accumulated net investment income at end of period
  (distributions in excess)                                  $   (314,536)     $          --      $   (938,514)     $          --
                                                             ============      =============      ============      =============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                           ING                                  ING
                                                                     CAPITAL GUARDIAN                    CAPITAL GUARDIAN
                                                                LARGE CAP VALUE PORTFOLIO            MANAGED GLOBAL PORTFOLIO
                                                              ------------------------------      -------------------------------
                                                               SIX MONTHS                          SIX MONTHS
                                                                 ENDED           YEAR ENDED          ENDED           YEAR ENDED
                                                                JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                  2003              2002              2003              2002
                                                                  ----              ----              ----              ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                         $    612,458      $    930,804      $  1,014,490      $     500,162
Net realized loss on investments and foreign currencies         (7,594,009)      (15,368,505)      (16,740,499)       (27,788,818)
Net change in unrealized appreciation (depreciation) of
  investments and foreign currencies                            60,256,259       (65,453,772)       43,498,967        (26,401,614)
                                                              ------------      ------------      ------------      -------------
Net increase (decrease) in net assets resulting from
  operations                                                    53,274,708       (79,891,473)       27,772,958        (53,690,270)
                                                              ------------      ------------      ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Class S:
    Net investment income                                               --          (707,912)               --            (57,587)
    Net realized gains                                                  --                --                --                 --
    Return of capital                                                   --                --                --           (253,523)
  Class A:
    Net investment income                                               --              (262)               --                 --
    Net realized gains                                                  --                --                --                 --
                                                              ------------      ------------      ------------      -------------
Total distributions                                                     --          (708,174)               --           (311,110)
                                                              ------------      ------------      ------------      -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                67,008,669       139,039,109        26,986,447        439,971,616
Dividends reinvested                                                    --           708,174                --            311,110
Cost of shares redeemed                                        (13,910,158)      (39,477,002)      (13,564,415)      (414,511,039)
                                                              ------------      ------------      ------------      -------------
Net increase in net assets resulting from capital share
  transactions                                                  53,098,511       100,270,281        13,422,032         25,771,687
                                                              ------------      ------------      ------------      -------------
Net increase (decrease) in net assets                          106,373,219        19,670,634        41,194,990        (28,229,693)
NET ASSETS:
Beginning of period                                            301,719,982       282,049,348       227,020,989        255,250,682
                                                              ------------      ------------      ------------      -------------
End of period                                                 $408,093,201      $301,719,982      $268,215,979      $ 227,020,989
                                                              ============      ============      ============      =============
Accumulated net investment income at end of period
  (distributions in excess)                                   $    835,088      $    222,630      $    949,721      $     (64,769)
                                                              ============      ============      ============      =============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                           ING                                  ING
                                                                    CAPITAL GUARDIAN                     DEVELOPING WORLD
                                                                   SMALL CAP PORTFOLIO                       PORTFOLIO
                                                             -------------------------------      -------------------------------
                                                              SIX MONTHS                           SIX MONTHS
                                                                ENDED           YEAR ENDED           ENDED           YEAR ENDED
                                                               JUNE 30,        DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                                                 2003              2002               2003              2002
                                                                 ----              ----               ----              ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                        $    867,443      $   1,020,402      $    606,125      $     240,464
Net realized loss on investments and foreign currencies       (36,773,347)       (47,751,390)       (2,514,361)          (423,955)
Net change in unrealized appreciation (depreciation) of
  investments and foreign currencies                           94,697,785        (88,489,252)        9,193,489         (6,785,536)
                                                             ------------      -------------      ------------      -------------
Net increase (decrease) in net assets resulting from
  operations                                                   58,791,881       (135,220,240)        7,285,253         (6,969,027)
                                                             ------------      -------------      ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Class S:
    Net investment income                                              --           (559,949)               --                 --
    Net realized gains                                                 --                 --                --                 --
  Class A:
    Net investment income                                              --                 (4)               --                 --
    Net realized gains                                                 --                 --                --                 --
                                                             ------------      -------------      ------------      -------------
Total distributions                                                    --           (559,953)               --                 --
                                                             ------------      -------------      ------------      -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                              105,020,449        834,739,130        23,097,174        257,998,829
Dividends reinvested                                                   --            559,953                --                 --
Cost of shares redeemed                                       (95,563,264)      (850,020,674)      (24,556,464)      (263,006,368)
                                                             ------------      -------------      ------------      -------------
Net increase in net assets resulting from capital share
  transactions                                                  9,457,185        (14,721,591)       (1,459,290)        (5,007,539)
                                                             ------------      -------------      ------------      -------------
Net increase (decrease) in net assets                          68,249,066       (150,501,784)        5,825,963        (11,976,566)
NET ASSETS:
Beginning of period                                           365,506,917        516,008,701        62,820,707         74,797,273
                                                             ------------      -------------      ------------      -------------
End of period                                                $433,755,983      $ 365,506,917      $ 68,646,670      $  62,820,707
                                                             ============      =============      ============      =============
Accumulated net investment income at end of period           $  1,590,305      $     722,862      $    691,326      $      85,201
                                                             ============      =============      ============      =============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                           ING                                 ING
                                                                          EAGLE                        FMR(SM) DIVERSIFIED
                                                               ASSET VALUE EQUITY PORTFOLIO             MID CAP PORTFOLIO
                                                              ------------------------------      ------------------------------
                                                               SIX MONTHS                          SIX MONTHS
                                                                 ENDED           YEAR ENDED          ENDED           YEAR ENDED
                                                                JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                  2003              2002              2003              2002
                                                                  ----              ----              ----              ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                         $    931,712      $  1,751,454      $    201,389      $    263,726
Net realized gain (loss) on investments and foreign
  currencies                                                    (5,490,058)      (24,395,758)          100,982        (7,057,713)
Net change in unrealized appreciation (depreciation) of
  investments and foreign currencies                            19,375,701       (15,223,115)       12,258,114       (11,640,908)
                                                              ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
  operations                                                    14,817,355       (37,867,419)       12,560,485       (18,434,895)
                                                              ------------      ------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Class S:
    Net investment income                                               --        (1,357,227)               --          (228,289)
    Net realized gains                                                  --                --                --                --
  Class A:
    Net investment income                                               --              (656)               --              (193)
    Net realized gains                                                  --                --                --                --
                                                              ------------      ------------      ------------      ------------
Total distributions                                                     --        (1,357,883)               --          (228,482)
                                                              ------------      ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                19,670,691       103,314,967        19,863,855        58,692,618
Dividends reinvested                                                    --         1,357,883                --           228,482
Cost of shares redeemed                                        (27,985,760)      (92,490,509)       (3,749,522)       (7,546,165)
                                                              ------------      ------------      ------------      ------------
Net increase in net assets resulting from capital share
  transactions                                                  (8,315,069)       12,182,341        16,114,333        51,374,935
                                                              ------------      ------------      ------------      ------------
Net increase (decrease) in net assets                            6,502,286       (27,042,961)       28,674,819        32,711,658
NET ASSETS:
Beginning of period                                            177,631,997       204,674,958        91,423,901        58,712,343
                                                              ------------      ------------      ------------      ------------
End of period                                                 $184,134,283      $177,631,997      $120,098,719      $ 91,423,901
                                                              ============      ============      ============      ============
Accumulated net investment income at end of period            $  1,367,847      $    436,135      $    201,443      $         54
                                                              ============      ============      ============      ============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                           ING                                  ING
                                                                      GOLDMAN SACHS                         HARD ASSETS
                                                            INTERNET TOLLKEEPER(SM) PORTFOLIO                PORTFOLIO
                                                            ---------------------------------      ------------------------------
                                                             SIX MONTHS                             SIX MONTHS
                                                                ENDED            YEAR ENDED           ENDED           YEAR ENDED
                                                              JUNE 30,          DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                                                2003                2002               2003              2002
                                                                ----                ----               ----              ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)                                 $  (172,755)        $  (194,548)      $  1,097,301      $    852,307
Net realized loss on investments and foreign currencies         (174,127)         (3,128,486)        (1,660,657)       (5,854,266)
Net change in unrealized appreciation (depreciation) of
  investments and foreign currencies                           4,091,276          (1,367,240)         7,111,518         1,023,871
                                                             -----------         -----------       ------------      ------------
Net increase (decrease) in net assets resulting from
  operations                                                   3,744,394          (4,690,274)         6,548,162        (3,978,088)
                                                             -----------         -----------       ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Class S:
    Net investment income                                             --                  --                 --          (395,204)
    Net realized gains                                                --                  --                 --                --
  Class A:
    Net investment income                                             --                  --                 --              (295)
    Net realized gains                                                --                  --                 --                --
                                                             -----------         -----------       ------------      ------------
Total distributions                                                   --                  --                 --          (395,499)
                                                             -----------         -----------       ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                              12,851,060          16,821,500         32,106,178       105,048,129
Dividends reinvested                                                  --                  --                 --           395,499
Cost of shares redeemed                                       (2,720,817)         (6,123,134)       (30,473,006)      (65,436,609)
                                                             -----------         -----------       ------------      ------------
Net increase in net assets resulting from capital share
  transactions                                                10,130,243          10,698,366          1,633,172        40,007,019
                                                             -----------         -----------       ------------      ------------
Net increase (decrease) in net assets                         13,874,637           6,008,092          8,181,334        35,633,432
NET ASSETS:
Beginning of period                                           15,263,309           9,255,217         69,420,117        33,786,685
                                                             -----------         -----------       ------------      ------------
End of period                                                $29,137,946         $15,263,309       $ 77,601,451      $ 69,420,117
                                                             ===========         ===========       ============      ============
Accumulated net investment income at end of period
  (distributions in excess)                                  $  (172,755)        $        --       $  1,453,483      $    356,182
                                                             ===========         ===========       ============      ============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                           ING                                  ING
                                                                      INTERNATIONAL                            JANUS
                                                                        PORTFOLIO                    GROWTH & INCOME PORTFOLIO
                                                             --------------------------------      ------------------------------
                                                              SIX MONTHS                            SIX MONTHS
                                                                 ENDED           YEAR ENDED           ENDED           YEAR ENDED
                                                               JUNE 30,         DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                                                 2003               2002               2003              2002
                                                                 ----               ----               ----              ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                        $   1,632,519      $   1,197,144      $    303,783      $    571,836
Net realized loss on investments and foreign currencies         (9,890,644)       (14,288,864)       (3,558,409)      (13,612,153)
Net change in unrealized appreciation (depreciation) of
  investments and foreign currencies                            15,634,922         (9,996,474)       16,051,032       (12,539,828)
                                                             -------------      -------------      ------------      ------------
Net increase (decrease) in net assets resulting from
  operations                                                     7,376,797        (23,088,194)       12,796,406       (25,580,145)
                                                             -------------      -------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Class S:
    Net investment income                                               --           (795,325)               --          (527,248)
    Net realized gains                                                  --           (412,880)               --                --
  Class A:
    Net investment income                                               --             (1,055)               --            (1,305)
    Net realized gains                                                  --               (738)               --                --
                                                             -------------      -------------      ------------      ------------
Total distributions                                                     --         (1,209,998)               --          (528,553)
                                                             -------------      -------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               160,609,318        685,550,437        42,084,659        77,497,143
Dividends reinvested                                                    --          1,209,998                --           528,553
Cost of shares redeemed                                       (165,410,222)      (693,986,233)       (2,242,715)      (14,062,230)
                                                             -------------      -------------      ------------      ------------
Net increase in net assets resulting from capital share
  transactions                                                  (4,800,904)         7,225,798        39,841,944        63,963,466
                                                             -------------      -------------      ------------      ------------
Net increase (decrease) in net assets                            2,575,893        (31,523,990)       52,638,350        37,854,768
NET ASSETS:
Beginning of period                                            140,052,633        171,576,623       131,076,591        93,221,823
                                                             -------------      -------------      ------------      ------------
End of period                                                $ 142,628,526      $ 140,052,633      $183,714,941      $131,076,591
                                                             =============      =============      ============      ============
Accumulated net investment income at end of period           $   2,033,700      $     401,181      $    360,239      $     56,456
                                                             =============      =============      ============      ============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                           ING                                 ING
                                                                          JANUS                             JENNISON
                                                                SPECIAL EQUITY PORTFOLIO         EQUITY OPPORTUNITIES PORTFOLIO
                                                              -----------------------------      -------------------------------
                                                              SIX MONTHS                          SIX MONTHS
                                                                 ENDED          YEAR ENDED          ENDED           YEAR ENDED
                                                               JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                 2003              2002              2003              2002
                                                                 ----              ----              ----              ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                         $   (39,320)     $  (103,644)      $    435,458      $     625,779
Net realized gain (loss) on investments and foreign
  currencies                                                       47,221       (3,883,716)         2,081,179       (155,478,804)
Net change in unrealized appreciation (depreciation) of
  investments and foreign currencies                            5,064,357       (4,097,619)        21,661,793         23,325,197
                                                              -----------      -----------       ------------      -------------
Net increase (decrease) in net assets resulting from
  operations                                                    5,072,258       (8,084,979)        24,178,430       (131,527,828)
                                                              -----------      -----------       ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Class S:
    Net investment income                                              --               --                 --           (447,223)
    Net realized gains                                                 --               --                 --                 --
  Class A:
    Net investment income                                              --               --                 --                 (2)
    Net realized gains                                                 --               --                 --                 --
                                                              -----------      -----------       ------------      -------------
Total distributions                                                    --               --                 --           (447,225)
                                                              -----------      -----------       ------------      -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                5,255,551       11,535,085         32,897,382        148,614,273
Dividends reinvested                                                   --               --                 --            447,225
Cost of shares redeemed                                        (1,456,087)      (7,720,558)       (57,254,857)      (180,470,736)
                                                              -----------      -----------       ------------      -------------
Net increase in net assets resulting from capital share
  transactions                                                  3,799,464        3,814,527        (24,357,475)        31,409,238
                                                              -----------      -----------       ------------      -------------
Net increase (decrease) in net assets                           8,871,722       (4,270,452)          (179,045)      (163,384,291)
NET ASSETS:
Beginning of period                                            21,880,105       26,150,557        287,319,924        450,704,215
                                                              -----------      -----------       ------------      -------------
End of period                                                 $30,751,827      $21,880,105       $287,140,879      $ 287,319,924
                                                              ===========      ===========       ============      =============
Accumulated net investment income at end of period
  (distributions in excess)                                   $   (42,355)     $    (3,035)      $    709,112      $     273,654
                                                              ===========      ===========       ============      =============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                           ING
                                                                    JP MORGAN FLEMING                         ING
                                                                 ENHANCED INTERNATIONAL                JP MORGAN FLEMING
                                                                     EAFE PORTFOLIO               SMALL CAP EQUITY PORTFOLIO
                                                              -----------------------------      -----------------------------
                                                              SIX MONTHS                         SIX MONTHS
                                                                 ENDED          YEAR ENDED          ENDED          YEAR ENDED
                                                               JUNE 30,        DECEMBER 31,       JUNE 30,        DECEMBER 31,
                                                                 2003              2002             2003              2002
                                                                 ----              ----             ----              ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)                                  $   182,344      $     22,524      $   (52,933)     $   (26,270)
Net realized loss on investments and foreign currencies           (60,551)         (227,451)        (452,722)        (695,931)
Net change in unrealized appreciation (depreciation) of
  investments and foreign currencies                            1,182,482          (882,690)       3,258,429         (820,148)
                                                              -----------      ------------      -----------      -----------
Net increase (decrease) in net assets resulting from
  operations                                                    1,304,275        (1,087,617)       2,752,774       (1,542,349)
                                                              -----------      ------------      -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Class S:
    Net investment income                                              --           (24,213)              --               --
    Net realized gains                                                 --                --               --               --
  Class A:
    Net investment income                                              --              (200)              --               --
    Net realized gains                                                 --                --               --               --
                                                              -----------      ------------      -----------      -----------
Total distributions                                                    --           (24,413)              --               --
                                                              -----------      ------------      -----------      -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               15,047,147        23,699,031       17,200,445       16,078,179
Dividends reinvested                                                   --            24,413               --               --
Cost of shares redeemed                                        (7,188,632)      (13,290,679)      (1,451,764)        (557,284)
                                                              -----------      ------------      -----------      -----------
Net increase in net assets resulting from capital share
  transactions                                                  7,858,515        10,432,765       15,748,681       15,520,895
                                                              -----------      ------------      -----------      -----------
Net increase (decrease) in net assets                           9,162,790         9,320,735       18,501,455       13,978,546
NET ASSETS:
Beginning of period                                             9,320,735                --       13,978,546               --
                                                              -----------      ------------      -----------      -----------
End of period                                                 $18,483,525      $  9,320,735      $32,480,001      $13,978,546
                                                              ===========      ============      ===========      ===========
Accumulated net investment income at end of period
  (distributions in excess)                                   $   178,997      $     (3,347)     $   (52,933)     $        --
                                                              ===========      ============      ===========      ===========

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                     ING                                     ING
                                                          LIMITED MATURITY PORTFOLIO               LIQUID ASSETS PORTFOLIO
                                                       --------------------------------      ------------------------------------
                                                        SIX MONTHS                             SIX MONTHS
                                                           ENDED           YEAR ENDED             ENDED             YEAR ENDED
                                                         JUNE 30,         DECEMBER 31,          JUNE 30,           DECEMBER 31,
                                                           2003               2002                2003                 2002
                                                           ----               ----                ----                 ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                  $ 10,536,308       $  21,297,014      $     4,465,981      $    16,086,249
Net realized gain on investments and foreign
  currencies                                              1,665,793           3,596,734                   --                1,657
Net change in unrealized appreciation (depreciation)
  of investments and foreign currencies                   2,722,687          11,901,528                   --                   --
                                                       ------------       -------------      ---------------      ---------------
Net increase (decrease) in net assets resulting from
  operations                                             14,924,788          36,795,276            4,465,981           16,087,906
                                                       ------------       -------------      ---------------      ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Class S:
    Net investment income                                        --         (17,037,288)          (4,453,406)         (16,084,019)
    Net realized gains                                           --          (2,430,641)                  --              (10,965)
  Class A:
    Net investment income                                        --                  --              (11,537)              (2,230)
    Net realized gains                                           --                  --                   --                  (21)
                                                       ------------       -------------      ---------------      ---------------
Total distributions                                              --         (19,467,929)          (4,464,943)         (16,097,235)
                                                       ------------       -------------      ---------------      ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                        101,807,277         287,676,506          977,530,115        6,199,012,751
Dividends reinvested                                             --          19,467,929            3,868,739           16,086,259
Cost of shares redeemed                                 (86,602,017)       (175,701,900)      (1,128,248,982)      (6,248,162,918)
                                                       ------------       -------------      ---------------      ---------------
Net increase in net assets resulting from capital
  share transactions                                     15,205,260         131,442,535         (146,850,128)         (33,063,908)
                                                       ------------       -------------      ---------------      ---------------
Net increase (decrease) in net assets                    30,130,048         148,769,882         (146,849,090)         (33,073,237)
                                                       ------------       -------------      ---------------      ---------------
NET ASSETS:
Beginning of period                                     611,262,181         462,492,299        1,093,553,096        1,126,626,333
                                                       ------------       -------------      ---------------      ---------------
End of period                                          $641,392,229       $ 611,262,181      $   946,704,006      $ 1,093,553,096
                                                       ============       =============      ===============      ===============
Accumulated net investment income at end of period     $ 14,908,818       $   4,372,510      $         1,038      $            --
                                                       ============       =============      ===============      ===============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                            ING                                  ING
                                                                 MARISCO GROWTH PORTFOLIO           MERCURY FOCUS VALUE PORTFOLIO
                                                             ---------------------------------      -----------------------------
                                                              SIX MONTHS                            SIX MONTHS
                                                                ENDED            YEAR ENDED            ENDED         PERIOD ENDED
                                                               JUNE 30,         DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                                                 2003               2002               2003            2002(1)
                                                                 ----               ----               ----            -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)                                 $   (255,461)     $    (1,111,736)     $     6,541       $      100
Net realized gain (loss) on investments and foreign
  currencies                                                  (19,227,673)        (393,960,573)          49,173         (363,856)
Net change in unrealized appreciation (depreciation) of
  investments and foreign currencies                          107,332,769           87,646,785        1,286,262         (315,426)
                                                             ------------      ---------------      -----------       ----------
Net increase (decrease) in net assets resulting from
  operations                                                   87,849,635         (307,425,524)       1,341,976         (679,182)
                                                             ------------      ---------------      -----------       ----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               62,653,387          931,325,875        5,371,283        9,513,225
Dividends reinvested                                                   --                   --               --               --
Cost of shares redeemed                                       (69,979,791)      (1,109,198,212)      (1,076,470)        (731,088)
                                                             ------------      ---------------      -----------       ----------
Net increase in net assets resulting from capital share
  transactions                                                 (7,326,404)        (177,872,337)       4,294,813        8,782,137
                                                             ------------      ---------------      -----------       ----------
Net increase (decrease) in net assets                          80,523,231         (485,297,861)       5,636,789        8,102,955
                                                             ------------      ---------------      -----------       ----------
NET ASSETS:
Beginning of period                                           616,327,030        1,101,624,891        8,102,955               --
                                                             ------------      ---------------      -----------       ----------
End of period                                                $696,850,261      $   616,327,030      $13,739,744       $8,102,955
                                                             ============      ===============      ===========       ==========
Accumulated net investment income at end of period
  (distributions in excess)                                  $ (1,038,230)     $      (782,769)     $     6,641       $      100
                                                             ============      ===============      ===========       ==========
------------------
(1) Fund commenced operations on May 1, 2002.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                          ING
                                                                  MERCURY FUNDAMENTAL                          ING
                                                                    GROWTH PORTFOLIO              MFS MID-CAP GROWTH PORTFOLIO
                                                              ----------------------------      ---------------------------------
                                                              SIX MONTHS                         SIX MONTHS
                                                                ENDED          YEAR ENDED           ENDED            YEAR ENDED
                                                               JUNE 30,       DECEMBER 31,        JUNE 30,          DECEMBER 31,
                                                                 2003             2002              2003                2002
                                                                 ----             ----              ----                ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss                                           $   (6,791)      $   (1,896)      $    (891,217)     $   (3,615,194)
Net realized loss on investments and foreign currencies         (154,347)        (303,580)         (6,335,772)       (814,033,589)
Net change in unrealized appreciation (depreciation) of
  investments and foreign currencies                             760,514         (316,270)        105,708,238         261,906,823
                                                              ----------       ----------       -------------      --------------
Net increase (decrease) in net assets resulting from
  operations                                                     599,376         (621,746)         98,481,249        (555,741,960)
                                                              ----------       ----------       -------------      --------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               4,676,568        5,911,174         161,191,778         683,432,129
Dividends reinvested                                                  --               --                  --                  --
Cost of shares redeemed                                         (660,181)        (414,957)       (152,255,342)       (738,203,935)
                                                              ----------       ----------       -------------      --------------
Net increase in net assets resulting from capital share
  transactions                                                 4,016,387        5,496,217           8,936,436         (54,771,806)
                                                              ----------       ----------       -------------      --------------
Net increase (decrease) in net assets                          4,615,763        4,874,471         107,417,685        (610,513,766)
                                                              ----------       ----------       -------------      --------------
NET ASSETS:
Beginning of period                                            4,874,471               --         522,882,382       1,133,396,148
                                                              ----------       ----------       -------------      --------------
End of period                                                 $9,490,234       $4,874,471       $ 630,300,067      $  522,882,382
                                                              ==========       ==========       =============      ==============
Accumulated net investment income at end of period
  (distributions in excess)                                   $   (6,791)      $       --       $    (891,217)     $           --
                                                              ==========       ==========       =============      ==============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                       ING                                    ING
                                                              MFS RESEARCH PORTFOLIO               MFS TOTAL RETURN PORTFOLIO
                                                         --------------------------------      ----------------------------------
                                                          SIX MONTHS                             SIX MONTHS
                                                             ENDED           YEAR ENDED            ENDED             YEAR ENDED
                                                           JUNE 30,         DECEMBER 31,          JUNE 30,          DECEMBER 31,
                                                             2003               2002                2003                2002
                                                             ----               ----                ----                ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                    $   3,771,288      $   3,745,241      $   12,843,083      $   29,019,091
Net realized loss on investments and foreign currencies    (25,658,055)      (176,896,508)         (3,543,548)        (44,470,142)
Net change in unrealized appreciation (depreciation) of
  investments and foreign currencies                        78,554,426        (35,277,436)         71,765,865         (41,815,336)
                                                         -------------      -------------      --------------      --------------
Net increase (decrease) in net assets resulting from
  operations                                                56,667,659       (208,428,703)         81,065,400         (57,266,387)
                                                         -------------      -------------      --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Class S:
    Net investment income                                           --         (2,871,638)                 --         (23,091,981)
    Net realized gains                                              --                 --                  --          (1,233,591)
  Class A:
    Net investment income                                           --               (449)                 --             (17,780)
    Net realized gains                                              --                 --                  --              (1,019)
                                                         -------------      -------------      --------------      --------------
Total distributions                                                 --         (2,872,087)                 --         (24,344,371)
                                                         -------------      -------------      --------------      --------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                            84,860,842        170,057,985          81,433,195         254,209,412
Dividends reinvested                                                --          2,872,087                  --          24,344,371
Cost of shares redeemed                                   (106,068,500)      (268,881,837)        (38,511,777)       (172,198,077)
                                                         -------------      -------------      --------------      --------------
Net increase in net assets resulting from capital share
  transactions                                             (21,207,658)       (95,951,765)         42,921,418         106,355,706
                                                         -------------      -------------      --------------      --------------
Net increase (decrease) in net assets                       35,460,001       (307,252,555)        123,986,818          24,744,948
                                                         -------------      -------------      --------------      --------------
NET ASSETS:
Beginning of period                                        563,805,961        871,058,516       1,027,468,763       1,002,723,815
                                                         -------------      -------------      --------------      --------------
End of period                                            $ 599,265,962      $ 563,805,961      $1,151,455,581      $1,027,468,763
                                                         =============      =============      ==============      ==============
Accumulated net investment income at end of period       $   4,999,105      $   1,227,817      $   19,034,441      $    6,191,358
                                                         =============      =============      ==============      ==============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                                                               ING
                                                                           ING                           SALOMON BROTHERS
                                                                PIMCO CORE BOND PORTFOLIO               ALL CAP PORTFOLIO
                                                              ------------------------------      ------------------------------
                                                               SIX MONTHS                          SIX MONTHS
                                                                 ENDED           YEAR ENDED          ENDED           YEAR ENDED
                                                                JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                  2003              2002              2003              2002
                                                                  ----              ----              ----              ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                         $  8,785,637      $  8,882,566      $    517,857      $    833,085
Net realized gain (loss) on investments and foreign
  currencies                                                    12,732,946         8,240,830        (3,004,512)      (37,084,345)
Net change in unrealized appreciation (depreciation) of
  investments and foreign currencies                               305,021         5,908,850        43,541,426       (54,574,131)
                                                              ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
  operations                                                    21,823,604        23,032,246        41,054,771       (90,825,391)
                                                              ------------      ------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Class S:
    Net investment income                                               --        (6,600,538)               --          (645,625)
    Net realized gains                                                  --        (3,412,444)               --            (1,762)
  Class A:
    Net investment income                                               --           (10,877)               --              (160)
    Net realized gains                                                  --            (6,233)               --                (1)
                                                              ------------      ------------      ------------      ------------
Total distributions                                                     --       (10,030,092)               --          (647,548)
                                                              ------------      ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               173,409,465       331,540,663        47,046,651       102,439,248
Dividends reinvested                                                    --        10,030,092                --           647,548
Cost of shares redeemed                                        (53,964,591)      (38,199,424)      (20,485,811)      (65,665,601)
                                                              ------------      ------------      ------------      ------------
Net increase in net assets resulting from capital share
  transactions                                                 119,444,874       303,371,331        26,560,840        37,421,195
                                                              ------------      ------------      ------------      ------------
Net increase (decrease) in net assets                          141,268,478       316,373,485        67,615,611       (54,051,744)
                                                              ------------      ------------      ------------      ------------
NET ASSETS:
Beginning of period                                            438,549,924       122,176,439       252,978,239       307,029,983
                                                              ------------      ------------      ------------      ------------
End of period                                                 $579,818,402      $438,549,924      $320,593,850      $252,978,239
                                                              ============      ============      ============      ============
Accumulated net investment income at end of period            $ 11,508,146      $  2,722,509      $    714,647      $    196,790
                                                              ============      ============      ============      ============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                          ING                                  ING
                                                                    SALOMON BROTHERS                  T. ROWE PRICE CAPITAL
                                                                  INVESTORS PORTFOLIO                 APPRECIATION PORTFOLIO
                                                             ------------------------------      --------------------------------
                                                              SIX MONTHS                           SIX MONTHS
                                                                ENDED           YEAR ENDED           ENDED            YEAR ENDED
                                                               JUNE 30,        DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                                                 2003              2002               2003               2002
                                                                 ----              ----               ----               ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                        $    676,390      $  1,000,678      $    9,444,589      $ 18,849,713
Net realized gain (loss) on investments and foreign
  currencies                                                   (6,224,092)       (8,826,293)          3,502,145        12,527,869
Net change in unrealized appreciation (depreciation) of
  investments and foreign currencies                           18,612,098       (18,904,988)         81,278,277       (38,825,007)
                                                             ------------      ------------      --------------      ------------
Net increase (decrease) in net assets resulting from
  operations                                                   13,064,396       (26,730,603)         94,225,011        (7,447,425)
                                                             ------------      ------------      --------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Class S:
    Net investment income                                              --          (794,844)                 --       (14,647,635)
    Net realized gains                                                 --                --                  --       (11,138,323)
  Class A:
    Net investment income                                              --              (901)                 --            (9,857)
    Net realized gains                                                 --                --                  --            (8,344)
                                                             ------------      ------------      --------------      ------------
Total distributions                                                    --          (795,745)                 --       (25,804,159)
                                                             ------------      ------------      --------------      ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               11,033,154        37,541,368         120,435,732       389,828,355
Dividends reinvested                                                   --           795,745                  --        25,804,159
Cost of shares redeemed                                        (9,355,944)      (10,864,481)        (67,602,599)      (75,071,323)
                                                             ------------      ------------      --------------      ------------
Net increase in net assets resulting from capital share
  transactions                                                  1,677,210        27,472,632          52,833,133       340,561,191
                                                             ------------      ------------      --------------      ------------
Net increase (decrease) in net assets                          14,741,606           (53,716)        147,058,144       307,309,607
                                                             ------------      ------------      --------------      ------------
NET ASSETS:
Beginning of period                                            95,293,435        95,347,151         995,815,486       688,505,879
                                                             ------------      ------------      --------------      ------------
End of period                                                $110,035,041      $ 95,293,435      $1,142,873,630      $995,815,486
                                                             ============      ============      ==============      ============
Accumulated net investment income at end of period           $    885,286      $    208,896      $   13,958,025      $  4,513,436
                                                             ============      ============      ==============      ============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                            ING
                                                                   T. ROWE PRICE EQUITY                         ING
                                                                     INCOME PORTFOLIO               UBS U.S. BALANCED PORTFOLIO
                                                              -------------------------------      -----------------------------
                                                               SIX MONTHS                          SIX MONTHS
                                                                 ENDED           YEAR ENDED           ENDED          YEAR ENDED
                                                                JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                  2003              2002              2003              2002
                                                                  ----              ----              ----              ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                         $  3,535,321      $   6,733,867      $   247,152      $    613,977
Net realized loss on investments and foreign currencies           (367,633)        (1,313,514)      (1,443,971)       (7,391,569)
Net change in unrealized appreciation (depreciation) of
  investments and foreign currencies                            37,249,946        (71,978,446)       4,601,627        (2,744,482)
                                                              ------------      -------------      -----------      ------------
Net increase (decrease) in net assets resulting from
  operations                                                    40,417,634        (66,558,093)       3,404,808        (9,522,074)
                                                              ------------      -------------      -----------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Class S:
    Net investment income                                               --         (5,175,431)              --          (603,849)
    Net realized gains                                                  --         (2,624,656)              --                --
  Class A:
    Net investment income                                               --             (6,283)              --                --
    Net realized gains                                                  --             (3,625)              --                --
                                                              ------------      -------------      -----------      ------------
Total distributions                                                     --         (7,809,995)              --          (603,849)
                                                              ------------      -------------      -----------      ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                55,763,353        165,577,272        2,893,400        17,632,801
Dividends reinvested                                                    --          7,809,995               --           603,849
Cost of shares redeemed                                        (24,619,865)      (106,819,173)      (4,693,861)      (12,439,638)
                                                              ------------      -------------      -----------      ------------
Net increase in net assets resulting from capital share
  transactions                                                  31,143,488         66,568,094       (1,800,461)        5,797,012
                                                              ------------      -------------      -----------      ------------
Net increase (decrease) in net assets                           71,561,122         (7,799,994)       1,604,347        (4,328,911)
                                                              ------------      -------------      -----------      ------------
NET ASSETS:
Beginning of period                                            418,926,266        426,726,260       47,394,361        51,723,272
                                                              ------------      -------------      -----------      ------------
End of period                                                 $490,487,388      $ 418,926,266      $48,998,708      $ 47,394,361
                                                              ============      =============      ===========      ============
Accumulated net investment income at end of period            $  5,079,653      $   1,544,332      $   253,327      $      6,176
                                                              ============      =============      ===========      ============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                           ING                                ING
                                                                    VAN KAMPEN EQUITY                  VAN KAMPEN GLOBAL
                                                                    GROWTH PORTFOLIO                  FRANCHISE PORTFOLIO
                                                              -----------------------------      -----------------------------
                                                              SIX MONTHS                         SIX MONTHS
                                                                 ENDED          YEAR ENDED          ENDED          YEAR ENDED
                                                               JUNE 30,        DECEMBER 31,       JUNE 30,        DECEMBER 31,
                                                                 2003              2002             2003              2002
                                                                 ----              ----             ----              ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                         $     9,277       $    4,263       $   341,514      $    43,173
Net realized gain (loss) on investments and foreign
  currencies                                                      134,383         (656,372)           (9,356)        (288,626)
Net change in unrealized appreciation (depreciation) of
  investments and foreign currencies                            1,121,470         (154,798)        2,278,654         (650,935)
                                                              -----------       ----------       -----------      -----------
Net increase (decrease) in net assets resulting from
  operations                                                    1,265,130         (806,907)        2,610,812         (896,388)
                                                              -----------       ----------       -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Class S:
    Net investment income                                              --           (4,150)               --               --
    Net realized gains                                                 --               --                --               --
  Class A:
    Net investment income                                              --               --                --               --
    Net realized gains                                                 --               --                --               --
                                                              -----------       ----------       -----------      -----------
Total distributions                                                    --           (4,150)               --               --
                                                              -----------       ----------       -----------      -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               11,272,038        8,232,087        19,014,442       25,609,337
Dividends reinvested                                                   --            4,150                --               --
Cost of shares redeemed                                          (854,144)        (623,275)       (2,035,542)      (4,866,747)
                                                              -----------       ----------       -----------      -----------
Net increase in net assets resulting from capital share
  transactions                                                 10,417,894        7,612,962        16,978,900       20,742,590
                                                              -----------       ----------       -----------      -----------
Net increase (decrease) in net assets                          11,683,024        6,801,905        19,589,712       19,846,202
                                                              -----------       ----------       -----------      -----------
NET ASSETS:
Beginning of period                                             6,801,905               --        19,846,202               --
                                                              -----------       ----------       -----------      -----------
End of period                                                 $18,484,929       $6,801,905       $39,435,914      $19,846,202
                                                              ===========       ==========       ===========      ===========
Accumulated net investment income at end of period
  (distributions in excess)                                   $     9,390       $      113       $   330,223      $   (11,291)
                                                              ===========       ==========       ===========      ===========

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                          ING
                                                                  VAN KAMPEN GROWTH &                          ING
                                                                   INCOME PORTFOLIO              VAN KAMPEN REAL ESTATE PORTFOLIO
                                                            -------------------------------      --------------------------------
                                                             SIX MONTHS           YEAR            SIX MONTHS            YEAR
                                                               ENDED              ENDED              ENDED              ENDED
                                                              JUNE 30,        DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                                                2003              2002               2003               2002
                                                                ----              ----               ----               ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                       $  3,344,336      $   7,434,625      $  5,620,925       $  8,135,509
Net realized gain (loss) on investments and foreign
  currencies                                                   3,315,790        (18,221,663)       (1,175,766)          (529,458)
Net change in unrealized appreciation (depreciation) of
  investments and foreign currencies                          52,627,519       (102,842,099)       23,566,091        (12,766,880)
                                                            ------------      -------------      ------------       ------------
Net increase (decrease) in net assets resulting from
  operations                                                  59,287,645       (113,629,137)       28,011,250         (5,160,829)
                                                            ------------      -------------      ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Class S:
    Net investment income                                             --         (5,900,411)               --         (5,451,608)
    Net realized gains                                                --                 --                --         (3,051,735)
  Class A:
    Net investment income                                             --             (6,157)               --             (6,219)
    Net realized gains                                                --                 --                --             (3,672)
                                                            ------------      -------------      ------------       ------------
Total distributions                                                   --         (5,906,568)               --         (8,513,234)
                                                            ------------      -------------      ------------       ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                              39,073,794         58,153,191        46,341,832        135,193,487
Dividends reinvested                                                  --          5,906,568                --          8,513,234
Cost of shares redeemed                                      (49,403,385)      (137,284,721)      (32,206,485)       (66,183,166)
                                                            ------------      -------------      ------------       ------------
Net increase in net assets resulting from capital share
  transactions                                               (10,329,591)       (73,224,962)       14,135,347         77,523,555
                                                            ------------      -------------      ------------       ------------
Net increase (decrease) in net assets                         48,958,054       (192,760,667)       42,146,597         63,849,492
                                                            ------------      -------------      ------------       ------------
NET ASSETS:
Beginning of period                                          600,840,310        793,600,977       194,492,970        130,643,478
                                                            ------------      -------------      ------------       ------------
End of period                                               $649,798,364      $ 600,840,310      $236,639,567       $194,492,970
                                                            ============      =============      ============       ============
Accumulated net investment income at end of period          $  5,115,794      $   1,771,458      $  6,288,588       $    667,663
                                                            ============      =============      ============       ============

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS       ING AIM CAPITAL MID CAP GROWTH PORTFOLIO* (UNAUDITED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS S
                                                       --------------------------------------------------------------------------
                                                       SIX MONTHS                              YEAR ENDED
                                                         ENDED                                DECEMBER 31,
                                                        JUNE 30,       ----------------------------------------------------------
                                                          2003          2002#        2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $       8.99          13.16        16.72        19.95        12.82       13.63
 Income/(loss) from investment operations:
 Net investment income/(loss)                      $      (0.02)         (0.06)       (0.08)       (0.02)       (0.03)       0.16
 Net realized and unrealized gain/(loss) on
 investments                                       $       1.62          (4.11)       (3.46)       (2.52)        7.24       (0.07)
 Total from investment operations                  $       1.60          (4.17)       (3.54)       (2.54)        7.21        0.09
 LESS DISTRIBUTIONS:
 Dividends from net investment income              $         --             --           --           --        (0.02)      (0.16)
 Distributions from capital gains                  $         --             --        (0.02)       (0.69)       (0.06)      (0.59)
 Distributions in excess of capital gains          $         --             --           --           --           --       (0.15)
 Total distributions                               $         --             --        (0.02)       (0.69)       (0.08)      (0.90)
 Net asset value, end of period                    $      10.59           8.99        13.16        16.72        19.95       12.82
 TOTAL RETURN++                                    %      17.80         (31.69)      (21.17)      (12.45)       56.24        0.84
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)              $    166,479        145,379      269,805      374,614      205,799      73,261
 Ratio of operating expenses to average net
 assets:
 After directed brokerage reimbursement+           %       0.88           0.90           --           --           --          --
 Before directed brokerage reimbursement+          %       0.95           0.95         0.95         0.95         0.96        0.99
 Ratio of net investment income/(loss) to
 average net assets+                               %      (0.42)         (0.52)       (0.53)       (0.19)       (0.14)       1.46
 Portfolio turnover rate                           %         98            188          200          219          176         139
---------------------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS A
                                                                       ----------------------------
                                                                       SIX MONTHS
                                                                         ENDED            PERIOD
                                                                        JUNE 30,          ENDED
                                                                          2003         12/31/02(A)#
---------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                               $     8.99             9.18
 Income/(loss) from investment operations:
 Net investment income/(loss)                                       $    (0.07)           (0.02)
 Net realized and unrealized gain/(loss) on investments             $     1.65            (0.17)
 Total from investment operations                                   $     1.58            (0.19)
 Net asset value, end of period                                     $    10.57             8.99
 TOTAL RETURN++                                                     %    17.58            (2.07)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                  $      702               87
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                            %     1.03             1.05
 Before directed brokerage reimbursement+                           %     1.10             1.10
 Ratio of net investment loss to average net assets+                %    (0.56)           (0.56)
 Portfolio turnover rate                                            %       98              188
---------------------------------------------------------------------------------------------------

* Since March 1, 1999, AIM Capital Management Group, Inc. has served as Portfolio Manager for the AIM Capital Mid Cap Growth Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

ING ALLIANCE MID CAP GROWTH PORTFOLIO** (UNAUDITED)         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS S
                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS                        YEAR ENDED
                                                   ENDED                          DECEMBER 31,                       PERIOD ENDED
                                                  JUNE 30,       ----------------------------------------------      DECEMBER 31,
                                                    2003          2002#        2001         2000         1999           1998*#
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period        $       8.92          12.75        14.78        18.52        15.62          14.24
 Income/(loss) from investment
 operations:
 Net investment income/(loss)                $      (0.03)         (0.07)       (0.07)       (0.07)          --           0.09
 Net realized and unrealized gain/(loss)
 on investments                              $       2.67          (3.76)       (1.96)       (3.14)        3.96           1.36
 Total from investment operations            $       2.64          (3.83)       (2.03)       (3.21)        3.96           1.45
 LESS DISTRIBUTIONS:
 Dividends from net investment income        $         --             --           --           --        (0.02)         (0.07)
 Distributions in excess of net
 investment income                           $         --             --           --           --        (0.01)            --
 Distributions from capital gains            $         --             --           --        (0.53)       (1.03)            --
 Return of capital                           $         --             --           --        (0.00)(1)       --             --
 Total distributions                         $         --             --           --        (0.53)       (1.06)         (0.07)
 Net asset value, end of period              $      11.56           8.92        12.75        14.78        18.52          15.62
 TOTAL RETURN++                              %      29.60         (30.04)      (13.73)      (17.12)       25.56          10.19
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
 Net assets, end of period (in 000's)        $    382,053        288,770      468,567      562,549      567,628        298,839
 Ratio of operating expenses to average
 net assets:
 After directed brokerage reimbursement+     %       1.00           1.02           --           --           --             --
 Before directed brokerage reimbursement+    %       1.00           1.05         1.01         0.99         1.05           1.08
 Ratio of net investment income/(loss) to
 average net assets+                         %       0.41          (0.69)       (0.53)       (0.45)        0.00(1)        1.86
 Portfolio turnover rate                     %         56            159          211           59          185             92
---------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                   ----------------------------
                                                                   SIX MONTHS
                                                                     ENDED            PERIOD
                                                                    JUNE 30,          ENDED
                                                                      2003         12/31/02(A)#
-----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      8.92            8.37
 Income/(loss) from investment operations:
 Net investment income/(loss)                                   $     (0.08)          (0.02)
 Net realized and unrealized gain (loss) on investments         $      2.71            0.57
 Total from investment operations                               $      2.63            0.55
 Net asset value, end of period                                 $     11.55            8.92
 TOTAL RETURN++                                                 %     29.48            6.57
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $     1,043             158
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                        %      1.15            1.18
 Before directed brokerage reimbursement+                       %      1.15            1.21
 Ratio of net investment loss to average net assets+            %      0.27           (0.71)
 Portfolio turnover rate                                        %        56             159
-----------------------------------------------------------------------------------------------

*   The Alliance Mid Cap Growth Portfolio commenced operations on
    August 14, 1998.
** Since March 1, 1999, Alliance Capital Management, L.P. has served as Portfolio Manager for the Capital Growth Series. Prior to that date, a different firm served as Portfolio Manager. Prior to July 1, 1999, the Alliance Mid Cap Growth Portfolio was named the Growth & Income Series.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

                                            ING CAPITAL GUARDIAN LARGE CAP VALUE
FINANCIAL HIGHLIGHTS                                       PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period

                                                                                           CLASS S
                                                                    ------------------------------------------------------
                                                                    SIX MONTHS           YEAR ENDED
                                                                      ENDED             DECEMBER 31,          PERIOD ENDED
                                                                     JUNE 30,       --------------------      DECEMBER 31,
                                                                       2003          2002#        2001           2000*
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $       7.74          10.18        10.58          10.00
 Income/(loss) from investment operations:
 Net investment income                                          $       0.01           0.03         0.01           0.03
 Net realized and unrealized gain/(loss) on investments and
 foreign currencies                                             $       1.31          (2.45)       (0.39)          0.65
 Total from investment operations                               $       1.32          (2.42)       (0.38)          0.68
 LESS DISTRIBUTIONS:
 Dividends from net investment income                           $         --          (0.02)       (0.02)         (0.02)
 Distributions from capital gains                               $         --             --        (0.00)(1)      (0.08)
 Total distributions                                            $         --          (0.02)       (0.02)         (0.10)
 Net asset value, end of period                                 $       9.06           7.74        10.18          10.58
 TOTAL RETURN++                                                 %      17.05         (23.79)       (3.62)          6.81
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $    404,672        301,376      282,049        113,206
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                        %       0.98           0.99           --             --
 Before directed brokerage reimbursement+                       %       1.00           1.01         1.01           1.00
 Ratio of net investment income to average net assets+          %       0.37           0.33         0.17           0.60
 Portfolio turnover rate                                        %          9             27           29             22
--------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                   ----------------------------
                                                                   SIX MONTHS
                                                                     ENDED            PERIOD
                                                                    JUNE 30,          ENDED
                                                                      2003         12/31/02(A)#
-----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      7.76            7.45
 Income/(loss) from investment operations:
 Net investment income                                          $      0.01            0.01
 Net realized and unrealized gain/(loss) on investments and
 foreign currencies                                             $      1.30            0.31
 Total from investment operations                               $      1.31            0.32
 LESS DISTRIBUTIONS:
 Dividends from net investment income                           $        --           (0.01)
 Distributions from capital gains                               $        --           (0.01)
 Total distributions                                            $        --           (0.01)
 Net asset value, end of period                                 $      9.07            7.76
 TOTAL RETURN++                                                 %     16.88            4.25
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $     3,421             344
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                        %      1.13            1.12
 Before directed brokerage reimbursement+                       %      1.15            1.16
 Ratio of net investment income to average net assets+          %      0.22            0.33
 Portfolio turnover rate                                        %         9              27
-----------------------------------------------------------------------------------------------

* The Capital Guardian Large Cap Value Portfolio commenced operations on February 1, 2000.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

ING CAPITAL GUARDIAN MANAGED GLOBAL
PORTFOLIO* (UNAUDITED)                                PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                          CLASS S
                                                           ----------------------------------------------------------------------
                                                           SIX MONTHS                           YEAR ENDED
                                                             ENDED                             DECEMBER 31,
                                                            JUNE 30,      -------------------------------------------------------
                                                              2003         2002#       2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $        8.29         10.40       11.82       19.96       14.19       11.46
 Income/(loss) from investment operations:
 Net investment income/(loss)                         $        0.04          0.02        0.00(1)       --       (0.03)      (0.02)
 Net realized and unrealized gain/(loss) on
 investments and foreign currencies                   $        0.96         (2.12)      (1.41)      (3.13)       8.82        3.37
 Total from investment operations                     $        1.00         (2.10)      (1.41)      (3.13)       8.79        3.35
 LESS DISTRIBUTIONS:
 Dividends from net investment income                 $          --         (0.01)      (0.01)      (0.02)         --       (0.05)
 Return of capital                                    $          --         (0.01)         --          --          --          --
 Distributions from capital gains                     $          --            --          --       (4.99)      (3.02)      (0.57)
 Total distributions                                  $          --         (0.01)      (0.01)      (5.01)      (3.02)      (0.62)
 Net asset value, end of period                       $        9.29          8.29       10.40       11.82       19.96       14.19
 TOTAL RETURN++                                       %       12.06        (20.18)     (11.91)     (14.56)      63.30       29.31
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                 $     267,738       226,961     255,251     232,963     184,486     134,078
 Ratio of operating expenses to average net
 assets:
 After directed brokerage reimbursement+              %        1.25          1.25          --          --          --          --
 Before directed brokerage reimbursement+             %        1.26          1.26        1.26        1.25        1.25        1.26
 Ratio of net investment income/(loss) to average
 net assets+                                          %        0.87          0.20       (0.01)       0.05       (0.19)      (0.17)
 Portfolio turnover rate                              %          15            36          30         109         168         173
---------------------------------------------------------------------------------------------------------------------------------

                                                                               CLASS A
                                                                     ----------------------------
                                                                     SIX MONTHS
                                                                       ENDED            PERIOD
                                                                      JUNE 30,          ENDED
                                                                        2003         12/31/02(A)#
-------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $       8.29              8.05
 Income/(loss) from investment operations:
 Net investment income/(loss)                                   $       0.09             (0.00)(1)
 Net realized and unrealized gain/(loss) on investments and
 foreign currencies                                             $       0.91              0.24
 Total from investment operations                               $       1.00              0.24
 Net asset value, end of period                                 $       9.29              8.29
 TOTAL RETURN++                                                 %      12.06              2.98
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $        478                60
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                        %       1.39              1.40
 Before directed brokerage reimbursement+                       %       1.40              1.41
 Ratio of net investment loss to average net assets+            %       1.30             (0.16)
 Portfolio turnover rate                                        %         15                36
-------------------------------------------------------------------------------------------------

* Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager of the Capital Guardian Managed Global Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS       ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO* (UNAUDITED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS S
                                                      ---------------------------------------------------------------------------
                                                      SIX MONTHS                              YEAR ENDED
                                                        ENDED                                DECEMBER 31,
                                                       JUNE 30,       -----------------------------------------------------------
                                                         2003          2002#        2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $       7.84          10.53        10.71        23.44        16.03        13.25
 Income/(loss) from investment operations:
 Net investment income/(loss)                     $       0.02           0.02         0.01         0.04        (0.07)       (0.03)
 Net realized and unrealized gain (loss) on
 investments                                      $       1.26          (2.70)       (0.18)       (5.05)        8.17         2.81
 Total from investment operations                 $       1.28          (2.68)       (0.17)       (5.01)        8.10         2.78
 LESS DISTRIBUTIONS:
 Dividends from net investment income             $                     (0.01)       (0.01)       (0.03)          --           --
 Distributions from capital gains                 $         --             --           --        (7.69)       (0.69)          --
 Total distributions                              $         --          (0.01)       (0.01)       (7.72)       (0.69)          --
 Net asset value, end of period                   $       9.12           7.84        10.53        10.71        23.44        16.03
 TOTAL RETURN++                                   %      16.33         (25.43)       (1.56)      (18.17)       50.61        20.98
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
 Net assets, end of period (in 000's)             $    432,493        365,177      516,009      461,106      367,637      147,696
 Ratio of operating expenses to average net
 assets:
 After directed brokerage reimbursement+          %       0.94           0.28           --           --           --           --
 Before directed brokerage reimbursement+         %       0.95           0.27         0.16         0.21        (0.49)       (0.32)
 Ratio of net investment income to average net
 assets+                                          %       0.47           0.28           --           --           --           --
 Portfolio turnover rate                          %         20             40           42          116          132          133
---------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                   ----------------------------
                                                                   SIX MONTHS
                                                                     ENDED            PERIOD
                                                                    JUNE 30,          ENDED
                                                                      2003         12/31/02(A)#
-----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     7.86             7.98
 INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   $     0.01             0.02
 Net realized and unrealized gain (loss) on investments         $     1.26            (0.14)
 Total from investment operations                               $     1.27            (0.12)
 LESS DISTRIBUTIONS:
 Dividends from net investment income                           $       --            (0.00)(1)
 Total distributions                                            $       --            (0.00)(1)
 Net asset value, end of period                                 $     9.13             7.86
 TOTAL RETURN++                                                 %    16.16            (1.50)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    1,263              330
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                        %     1.09             1.10
 Before directed brokerage reimbursement+                       %     1.09             1.11
 Ratio of net investment income to average net assets+          %     0.49             0.75
 Portfolio turnover rate                                        %       20               40
-----------------------------------------------------------------------------------------------

* Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager for the Capital Guardian Small Cap Portfolio. Prior to that date, a different firm served as Portfolio Manager. Prior to May 1, 2002, the Capital Guardian Small Cap Portfolio was named the Small Cap Series.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

ING DEVELOPING WORLD PORTFOLIO* (UNAUDITED)                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                          CLASS S
                                                          -----------------------------------------------------------------------
                                                          SIX MONTHS                   YEAR ENDED
                                                            ENDED                     DECEMBER 31,                   PERIOD ENDED
                                                           JUNE 30,      ---------------------------------------     DECEMBER 31,
                                                             2003        2002#       2001       2000       1999        1998**#
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $         6.34         7.10       7.59      11.56       7.37         10.00
 Income/(loss) from investment operations:
 Net investment income/(loss)                       $         0.06         0.02       0.09      (0.05)      0.08          0.04
 Net realized and unrealized gain/(loss) on
 investments and foreign currencies                 $         0.71        (0.78)     (0.49)     (3.86)      4.44         (2.67)
 Total from investment operations                   $         0.77        (0.76)     (0.40)     (3.91)      4.52         (2.63)
 LESS DISTRIBUTIONS:
 Dividends from net investment income               $           --           --      (0.08)        --      (0.10)           --
 Dividends in excess of net investment income       $           --           --         --         --      (0.03)           --
 Distributions from capital gains                   $           --           --      (0.01)     (0.06)     (0.20)           --
 Total distributions                                $           --           --      (0.09)     (0.06)     (0.33)           --
 Net asset value, end of period                     $         7.11         6.34       7.10       7.59      11.56          7.37
 TOTAL RETURN++                                     %        12.14       (10.70)     (5.25)    (33.79)     61.66        (26.27)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)               $       68,087       62,732     74,797     60,541     62,616         8,797
 Expenses+                                          %         1.76         1.76       1.76       1.75       1.75          1.83
 Ratio of net investment income/(loss) to average
 net assets+                                        %         1.98         0.25       1.27      (0.39)      0.85          0.69
 Portfolio turnover rate                            %           49          166        180        130        135            67
---------------------------------------------------------------------------------------------------------------------------------

                                                                               CLASS A
                                                                     ----------------------------
                                                                     SIX MONTHS
                                                                       ENDED            PERIOD
                                                                      JUNE 30,          ENDED
                                                                        2003         12/31/02(A)#
-------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $        6.34             6.48
 Income/(loss) from investment operations:
 Net investment income/(loss)                                  $        0.02            (0.01)
 Net realized and unrealized gain/(loss) on investments and
 foreign currencies                                            $        0.74            (0.13)
 Total from investment operations                              $        0.76            (0.14)
 Net asset value, end of period                                $        7.10             6.34
 TOTAL RETURN++                                                %       11.99            (2.16)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                          $         560               89
 Expenses+                                                     %        1.91             1.91
 Ratio of net investment income/(loss) to average net
 assets+                                                       %        1.86            (0.77)
 Portfolio turnover rate                                       %          49              166
-------------------------------------------------------------------------------------------------

* Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Developing World Portfolio. Prior to that date, a different firm served as Portfolio Manager.

**   The Developing World Portfolio commenced operations on February 18,
     1998.

(A)  Class A commenced operations on September 9, 2002.

+    Annualized for periods less than one year

++   Total return for periods less than one year are not annualized.

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(1)  Amount is less than 0.01.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS          ING EAGLE ASSET VALUE EQUITY PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS S
                                                      ---------------------------------------------------------------------------
                                                      SIX MONTHS                              YEAR ENDED
                                                        ENDED                                DECEMBER 31,
                                                       JUNE 30,       -----------------------------------------------------------
                                                         2003          2002#        2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $      12.80          15.55        16.61        15.52        15.88        16.13
 INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income                            $       0.07           0.13         0.12         0.13         0.17         0.19
 Net realized and unrealized gain/(loss) on
 investments                                      $       1.09          (2.78)       (0.86)        1.22        (0.09)        0.06
 Total from investment operations                 $       1.16          (2.65)       (0.74)        1.35         0.08         0.25
 LESS DISTRIBUTIONS:
 Dividends from net investment income             $         --          (0.10)       (0.11)       (0.19)       (0.15)       (0.18)
 Distributions from capital gains                 $         --             --        (0.21)       (0.02)       (0.29)       (0.32)
 Return of capital                                $         --             --           --        (0.05)          --           --
 Total distributions                              $         --          (0.10)       (0.32)       (0.26)       (0.44)       (0.50)
 Net asset value, end of period                   $      13.96          12.80        15.55        16.61        15.52        15.88
 TOTAL RETURN++                                   %       9.06         (17.05)       (4.43)        8.77         0.51         1.55
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
 Net assets, end of period (in 000's)             $    183,548        177,515      204,675      186,345      141,595      129,784
 Ratio of operating expenses to average net
 assets
 After directed brokerage reimbursement+          %       0.95           0.94           --           --           --           --
 Before directed brokerage reimbursement+         %       0.95           0.95         0.95         0.95         0.96         0.98
 Ratio of net investment income to average net
 assets+                                          %       1.09           0.90         0.76         0.92         1.11         1.49
 Portfolio turnover rate                          %         35             41           61           84           62          124
---------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                   ----------------------------
                                                                   SIX MONTHS
                                                                     ENDED            PERIOD
                                                                    JUNE 30,          ENDED
                                                                      2003         12/31/02(A)#
-----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     12.82           13.25
 INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income                                          $      0.08            0.03
 Net realized and unrealized gain/(loss) on investments         $      1.07           (0.38)
 Total from investment operations                               $      1.15           (0.35)
 LESS DISTRIBUTIONS:
 Dividends from net investment income                           $        --           (0.08)
 Return of capital                                              $        --            0.00
 Total distributions                                            $        --           (0.08)
 Net asset value, end of period                                 $     13.97           12.82
 TOTAL RETURN++                                                 %      8.97           (2.65)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $       587             117
 Ratio of operating expenses to average net assets
 After directed brokerage reimbursement+                        %      1.09            1.08
 Before directed brokerage reimbursement+                       %      1.09            1.10
 Ratio of net investment income to average net assets+          %      0.88            0.83
 Portfolio turnover rate                                        %        35              41
-----------------------------------------------------------------------------------------------

(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO (UNAUDITED)       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS S
                                                                  ----------------------------------------------------
                                                                  SIX MONTHS          YEAR ENDED
                                                                    ENDED            DECEMBER 31,         PERIOD ENDED
                                                                   JUNE 30,       ------------------      DECEMBER 31,
                                                                     2003         2002#        2001          2000*#
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     7.41          9.21        9.89          10.00
 Loss from investment operations:
 Net investment income                                          $     0.01          0.03        0.02           0.04
 Net realized and unrealized loss on investments                $     0.91         (1.81)      (0.68)         (0.13)
 Total from investment operations                               $     0.92         (1.78)      (0.66)         (0.09)
 Less distributions:
 Dividends from net investment income                           $       --         (0.02)      (0.02)         (0.02)
 Net asset value, end of period                                 $     8.33          7.41        9.21           9.89
 TOTAL RETURN++                                                 %    12.42        (19.34)      (6.64)         (0.87)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $  118,584        91,198      58,712         13,834
 Expenses+                                                      %     1.00          1.01        1.01           1.00+
 Ratio of net investment income to average net assets+          %     0.41          0.33        0.47           1.70+
 Portfolio turnover rate                                        %       40           106          89             20
----------------------------------------------------------------------------------------------------------------------

                                                                            CLASS A
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003           2000(A)#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    7.43             7.76
 Loss from investment operations:
 Net investment income                                          $    0.01             0.01
 Net realized and unrealized loss on investments                $    0.91            (0.33)
 Total from investment operations                               $    0.92            (0.32)
 Less distributions:
 Dividends from net investment income                           $      --            (0.01)
 Net asset value, end of period                                 $    8.35             7.43
 TOTAL RETURN++                                                 %   12.38            (4.15)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $   1,515              226
 Expenses+                                                      %    1.15             1.16+
 Ratio of net investment income to average net assets+          %    0.27             0.30+
 Portfolio turnover rate                                        %      40              106
----------------------------------------------------------------------------------------------

* The FMR(SM) Diversified Mid-Cap Portfolio commenced operations on October 2, 2000.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

                                       ING GOLDMAN SACHS INTERNET TOLLKEEPER(SM)
FINANCIAL HIGHLIGHTS                                       PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS S
                                                                  ----------------------------------------------
                                                                  SIX MONTHS
                                                                    ENDED          YEAR ENDED       PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,      DECEMBER 31,
                                                                     2003            2002#             2001*
----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     4.76             7.69             10.00
 Income/(loss) from investment operations:
 Net investment loss                                            $    (0.03)           (0.10)            (0.06)
 Net realized and unrealized gain/(loss) on investments         $     0.95            (2.83)            (2.25)
 Total from investment operations                               $     0.92            (2.93)            (2.31)
 Net asset value, end of period                                 $     5.68             4.76              7.69
 TOTAL RETURN++                                                 %    19.33           (38.10)           (23.10)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $   28,570           15,199             9,255
 Expenses+                                                      %     1.85             1.86              1.85
 Ratio of net investment loss to average net assets+            %    (1.71)           (1.79)            (1.69)
 Portfolio turnover rate                                        %       15               42                21
----------------------------------------------------------------------------------------------------------------

                                                                            CLASS A
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003           2002(A)#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     4.76             4.52
 Income/(loss) from investment operations:
 Net investment loss                                            $    (0.06)           (0.03)
 Net realized and unrealized gain/(loss) on investments         $     0.98             0.27
 Total from investment operations                               $     0.92             0.24
 Net asset value, end of period                                 $     5.68             4.76
 TOTAL RETURN++                                                 %    19.33             5.31
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $      568               64
 Expenses+                                                      %     1.99             2.01
 Ratio of net investment loss to average net assets+            %    (1.87)           (1.93)
 Portfolio turnover rate                                        %       15               42
----------------------------------------------------------------------------------------------

* The Goldman Sachs Internet Tollkeeper(SM) Portfolio commenced operations on May 1, 2001.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

ING HARD ASSETS PORTFOLIO* (UNAUDITED)                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                          CLASS S
                                                           ----------------------------------------------------------------------
                                                           SIX MONTHS                            YEAR ENDED
                                                             ENDED                              DECEMBER 31,
                                                            JUNE 30,       ------------------------------------------------------
                                                              2003         2002#        2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $     9.81          9.79       11.14       11.76        9.60       15.05
 Income/(loss) from investment operations:
 Net investment income                                   $     0.15          0.16        0.19        0.01        0.12        0.26
 Net realized and unrealized gain/(loss) on
 investments and foreign currencies                      $     0.80         (0.08)      (1.54)      (0.57)       2.12       (4.73)
 Total from investment operations                        $     0.95          0.08       (1.35)      (0.56)       2.24       (4.47)
 Less distributions:
 Dividends from net investment income                    $       --         (0.06)         --       (0.05)      (0.08)      (0.26)
 Distributions from capital gains                        $       --            --          --          --          --       (0.72)
 Return of capital                                       $       --            --          --       (0.01)         --          --
 Total distributions                                     $       --         (0.06)         --       (0.06)      (0.08)      (0.98)
 Net asset value, end of period                          $    10.76          9.81        9.79       11.14       11.76        9.60
 TOTAL RETURN++                                          %     9.68          0.80      (12.12)      (4.73)      23.36      (29.58)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                    $   76,833        69,313      33,787      42,109      40,291      30,530
 Expenses+                                               %     0.95          0.94        0.95        0.95        0.96        1.00
 Ratio of net investment income to average net
 assets+                                                 %     3.22          1.50        1.68        1.00        1.07        1.99
 Portfolio turnover rate                                 %      213           187         240         207         204         178
---------------------------------------------------------------------------------------------------------------------------------

                                                                            CLASS A
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003           2002(A)#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    9.82             9.95
 Income/(loss) from investment operations:
 Net investment income                                          $    0.10             0.03
 Net realized and unrealized gain/(loss) on investments and
 foreign currencies                                             $    0.85            (0.12)
 Total from investment operations                               $    0.95            (0.09)
 Less distributions:
 Dividends from net investment income                           $      --            (0.04)
 Total distributions                                            $      --            (0.04)
 Net asset value, end of period                                 $   10.77             9.82
 TOTAL RETURN++                                                 %    9.67            (0.87)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $     769              107
 Expenses+                                                      %    1.10             1.10
 Ratio of net investment income to average net assets+          %    3.08             0.94
 Portfolio turnover rate                                        %     213              187
----------------------------------------------------------------------------------------------

* Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Hard Assets Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS                     ING INTERNATIONAL PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS S
                                                                  ----------------------------------------------
                                                                  SIX MONTHS
                                                                    ENDED          YEAR ENDED       PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,      DECEMBER 31,
                                                                     2003            2002#             2001*
----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     6.89             8.29              8.26
 Income/(loss) from investment operations:
 Net investment income/(loss)                                   $     0.08             0.06             (0.00)(1)
 Net realized and unrealized gain/(loss) on investments and
 foreign currencies                                             $     0.29            (1.40)             0.03
 Total from investment operations                               $     0.37            (1.34)             0.03
 Less distributions:
 Dividends from net investment income                           $       --            (0.04)               --
 Distributions from capital gains                               $       --            (0.02)               --
 Total distributions                                            $       --            (0.06)               --
 Net asset value, end of period                                 $     7.26             6.89              8.29
 TOTAL RETURN++                                                 %     5.37           (16.15)             0.36
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $  140,615          139,789           171,577
 Expenses+                                                      %     1.26             1.26              1.25
 Ratio of net investment income/(loss) to average net
 assets+                                                        %     2.41             0.69             (0.15)
 Portfolio turnover rate                                        %       68              115                99
----------------------------------------------------------------------------------------------------------------

                                                                            CLASS A
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003           2002(A)#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     6.90             7.10
 Income/(loss) from investment operations:
 Net investment income/(loss)                                   $     0.06            (0.01)
 Net realized and unrealized gain/(loss) on investments and
 foreign currencies                                             $     0.31            (0.14)
 Total from investment operations                               $     0.37            (0.15)
 Less distributions:
 Dividends from net investment income                           $       --            (0.03)
 Distributions from capital gains                               $       --            (0.02)
 Total distributions                                            $       --            (0.05)
 Net asset value, end of period                                 $     7.27             6.90
 TOTAL RETURN++                                                 %     5.36            (2.11)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    2,014              264
 Expenses+                                                      %     1.41             1.41
 Ratio of net investment income/(loss) to average net
 assets+                                                        %     3.06            (0.27)
 Portfolio turnover rate                                        %       68              115
----------------------------------------------------------------------------------------------

*   The International Portfolio commenced operations on December 17, 2001.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

ING JANUS GROWTH AND INCOME PORTFOLIO (UNAUDITED)           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS S
                                                                  --------------------------------------------------
                                                                  SIX MONTHS       YEAR ENDED
                                                                    ENDED         DECEMBER 31,          PERIOD ENDED
                                                                   JUNE 30,    -------------------      DECEMBER 31,
                                                                     2003       2002#        2001          2000*#
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     7.20        8.97        9.97          10.00
 Loss from investment operations:
 Net investment income                                          $     0.01        0.04        0.02           0.07
 Net realized and unrealized loss on investments and foreign
 currencies                                                     $     0.61       (1.78)      (0.97)         (0.09)
 Total from investment operations                               $     0.62       (1.74)      (0.95)         (0.02)
 Less distributions:
 Dividends from net investment income                           $       --       (0.03)      (0.05)         (0.01)
 Net asset value, end of period                                 $     7.82        7.20        8.97           9.97
 TOTAL RETURN++                                                 %     8.61      (19.41)      (9.51)         (0.21)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $  179,893     130,480      93,222         15,231
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                        %     1.09        1.08          --             --
 Before directed brokerage reimbursement+                       %     1.10        1.11        1.11           1.10
 Ratio of net investment income to average net assets+          %     0.41        0.49        0.93           2.63
 Portfolio turnover rate                                        %        8          50          42              5
--------------------------------------------------------------------------------------------------------------------

                                                                            CLASS A
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003           2002(A)#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    7.22              7.36
 Loss from investment operations:
 Net investment income                                          $    0.02              0.01
 Net realized and unrealized loss on investments and foreign
 currencies                                                     $    0.59             (0.13)
 Total from investment operations                               $    0.61             (0.12)
 Less distributions:
 Dividends from net investment income                           $      --             (0.02)
 Net asset value, end of period                                 $    7.83              7.22
 TOTAL RETURN++                                                 %    8.45             (1.65)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $   3,822               597
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                        %    1.24              1.21
 Before directed brokerage reimbursement+                       %    1.25              1.26
 Ratio of net investment income to average net assets+          %    0.21              0.49
 Portfolio turnover rate                                        %       8                50
----------------------------------------------------------------------------------------------

*   The Janus Growth and Income Portfolio commenced operations on
    October 2, 2000. Prior to January 30, 2002, the Janus Growth and Income Portfolio was named the Growth and Income Series.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS              ING JANUS SPECIAL EQUITY PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS S
                                                                  ----------------------------------------------
                                                                  SIX MONTHS                YEAR ENDED
                                                                    ENDED                  DECEMBER 31,
                                                                   JUNE 30,       ------------------------------
                                                                     2003         2002#        2001       2000*#
----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     6.25          8.44        8.91       10.00
 Income/(loss) from investment operations:
 Net investment income/(loss)                                   $    (0.01)        (0.03)       0.00(1)     0.04
 Net realized and unrealized loss on investments and foreign
 currencies                                                     $     1.42         (2.16)      (0.45)      (1.12)
 Total from investment operations                               $     1.42         (2.19)      (0.45)      (1.08)
 Less distributions:
 Dividends from net investment income                           $       --            --       (0.02)      (0.01)
 Distributions from capital gains                               $       --            --          --       (0.00)(1)
 Total distributions                                            $       --            --       (0.02)      (0.01)
 Net asset value, end of period                                 $     7.67          6.25        8.44        8.91
 TOTAL RETURN++                                                 %    22.72        (25.95)      (5.03)     (10.80)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $   30,543        21,815      26,151       8,125
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                        %     1.08          1.07          --          --
 Before directed brokerage reimbursement+                       %     1.12          1.11        1.11        1.10
 Ratio of average net income/(loss) to average net assets+      %    (0.34)        (0.42)       0.25        1.92
 Portfolio turnover rate                                        %       25            54          95          12
----------------------------------------------------------------------------------------------------------------

                                                                            CLASS A
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED          YEAR ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003           2002(A)#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    6.25             6.42
 Income/(loss) from investment operations:
 Net investment income/(loss)                                   $   (0.02)           (0.01)
 Net realized and unrealized loss on investments and foreign
 currencies                                                     $    1.43            (0.16)
 Total from investment operations                               $    1.41            (0.17)
 Net asset value, end of period                                 $    7.66             6.25
 TOTAL RETURN++                                                 %   22.56            (2.65)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $     208               65
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                        %    1.23             1.25
 Before directed brokerage reimbursement+                       %    1.27             1.26
 Ratio of net investment income/(loss) to average net
 assets+                                                        %   (0.54)           (0.74)
 Portfolio turnover rate                                        %      25               54
----------------------------------------------------------------------------------------------

*   The Janus Special Equity Portfolio commenced operations on October 2,
    2000.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

ING JENNISON EQUITY OPPORTUNITY PORTFOLIO** (UNAUDITED)     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS S
                                                      ---------------------------------------------------------------------------
                                                      SIX MONTHS                              YEAR ENDED
                                                        ENDED                                DECEMBER 31,
                                                       JUNE 30,       -----------------------------------------------------------
                                                         2003          2002#        2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $    10.03          14.20        16.33        20.02        18.09        17.65
 Income/(loss) from investment operations:
 Net investment income/(loss)                       $     0.02           0.02         0.01         0.00(1)     (0.01)        0.15
 Net realized and unrealized gain/(loss) on
 investments                                        $     0.90          (4.17)       (2.13)       (3.08)        4.38         2.07
 Total from investment operations                   $     0.92          (4.15)       (2.12)       (3.08)        4.37         2.22
 Less distributions:
 Dividends from net investment income               $       --          (0.02)       (0.01)          --        (0.03)       (0.15)
 Distributions from capital gains                   $       --             --           --        (0.61)       (2.41)       (1.63)
 Total distributions                                $       --          (0.02)       (0.01)       (0.61)       (2.44)       (1.78)
 Net asset value, end of period                     $    10.95          10.03        14.20        16.33        20.02        18.09
 TOTAL RETURN++                                     %     9.17         (29.26)      (12.98)      (15.22)       24.64        12.68
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)               $  286,503        287,276      450,704      491,555      411,898      263,313
 Ratio of operating expenses to average net
 assets:
 After directed brokerage reimbursement+            %     0.90           0.87           --           --           --           --
 Before directed brokerage reimbursement+           %     0.95           0.95         0.95         0.95         0.96         0.98
 Ratio of net investment income/(loss) to
 average net assets+                                %     0.32           0.20         0.09         0.00(1)     (0.05)        0.95
 Portfolio turnover rate                            %       55            158           40           62          126           64
---------------------------------------------------------------------------------------------------------------------------------

                                                                            CLASS A
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003           2002(A)#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    10.04           10.17
 Income/(loss) from investment operations:
 Net investment income/(loss)                                   $     0.00            0.01
 Net realized and unrealized gain/(loss) on investments         $     0.91           (0.14)
 Total from investment operations                               $     0.91           (0.13)
 Less distributions:
 Dividends from net investment income                           $       --           (0.00)(1)
 Total distributions                                            $       --           (0.00)
 Net asset value, end of period                                 $    10.95           10.04
 TOTAL RETURN++                                                 %     9.06           (1.27)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $      638              44
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                        %     1.04            0.91
 Before directed brokerage reimbursement+                       %     1.09            1.10
 Ratio of net investment income to average net assets+          %     0.23            0.23
 Portfolio turnover rate                                        %       55             158
----------------------------------------------------------------------------------------------

* Since August 1, 2002, Jennison Associates, LLC has served as the Portfolio Manager for the Jennison Equity Opportunity Portfolio. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from Capital Appreciation Series to Jennison Equity Opportunity Portfolio.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

                                ING JPMORGAN FLEMING INTERNATIONAL ENHANCED EAFE
FINANCIAL HIGHLIGHTS                                       PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                            CLASS S
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003            2002*#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     8.28            10.00
 Loss from investment operations:
 Net investment income/(loss)                                   $     0.09             0.04
 Net realized and unrealized loss on investments and foreign
 currencies                                                     $     0.61            (1.74)
 Total from investment operations                               $     0.70            (1.70)
 Less distributions:
 Dividends from net investment income                           $       --            (0.02)
 Net asset value, end of period                                 $     8.98             8.28
 TOTAL RETURN                                                   %     8.33           (16.97)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $   17,475            9,147
 Expenses+                                                      %     1.25             1.25
 Ratio of net investment income/(loss) to average net
 assets+                                                        %     2.94             0.57
 Portfolio turnover rate                                        %        5               23
----------------------------------------------------------------------------------------------

                                                                            CLASS A
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003           2002(A)#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     8.30            8.56
 Loss from investment operations:
 Net investment income/(loss)                                   $     0.07           (0.01)
 Net realized and unrealized loss on investments and foreign
 currencies                                                     $     0.60           (0.24)
 Total from investment operations                               $     0.67           (0.25)
 Less distributions:
 Dividends from net investment income                           $       --           (0.01)
 Net asset value, end of period                                 $     8.97            8.30
 TOTAL RETURN                                                   %     8.19           (2.92)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    1,008             174
 Expenses+                                                      %     1.40            1.41
 Ratio of net investment income/(loss) to average net
 assets+                                                        %     2.80           (0.32)
 Portfolio turnover rate                                        %        5              23
----------------------------------------------------------------------------------------------

*   The JPMorgan International Enhanced EAFE Portfolio commenced operations on May 1, 2002.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

ING JPMORGAN FLEMING SMALL CAP EQUITY PORTFOLIO (UNAUDITED) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                            CLASS S
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003            2001*#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     7.92            10.00
 Loss from investment operations:
 Net investment loss                                            $    (0.01)           (0.03)
 Net realized and unrealized loss on investments                $     0.81            (2.05)
 Total from investment operations                               $     0.80            (2.08)
 Net asset value, end of period                                 $     8.72             7.92
 TOTAL RETURN++                                                 %    10.10           (20.80)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $   29,030           13,458
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                        %     1.13             1.13
 Before directed brokerage reimbursement+                       %     1.15             1.15
 Ratio of net investment loss to average net assets+            %    (0.50)           (0.48)
 Portfolio turnover rate                                        %       14               15
----------------------------------------------------------------------------------------------

                                                                            CLASS A
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003           2002(A)#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    7.92             8.23
 Loss from investment operations:
 Net investment loss                                            $   (0.02)           (0.01)
 Net realized and unrealized loss on investments                $    0.81            (0.30)
 Total from investment operations                               $    0.79            (0.31)
 Net asset value, end of period                                 $    8.71             7.92
 TOTAL RETURN++                                                 %    9.98            (3.77)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $   3,450              521
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                        %    1.28             1.29
 Before directed brokerage reimbursement+                       %    1.30             1.31
 Ratio of net investment loss to average net assets+            %   (0.65)           (0.55)
 Portfolio turnover rate                                        %      14               15
----------------------------------------------------------------------------------------------

* The JP Morgan Fleming Small Cap Equity Portfolio commenced operations on May 1, 2002.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS            ING LIMITED MATURITY BOND PORTFOLIO* (UNAUDITED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS S
                                                      ---------------------------------------------------------------------------
                                                      SIX MONTHS                              YEAR ENDED
                                                        ENDED                                DECEMBER 31,
                                                       JUNE 30,       -----------------------------------------------------------
                                                         2003          2002#        2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                $     11.44          11.02        10.53        10.42        10.68        10.31
 Income/(loss) from investment operations:
 Net investment income                             $      0.19           0.46         0.41         0.55         0.48         0.24
 Net realized and unrealized gain/(loss) on
 investments                                       $      0.07           0.34         0.52         0.26        (0.36)        0.47
 Total from investment operations                  $      0.25           0.80         0.93         0.81         0.12         0.71
 Less distributions:
 Dividends from net investment income              $        --          (0.33)       (0.44)       (0.70)       (0.38)       (0.34)
 Distributions from capital gains                  $        --          (0.05)          --           --           --           --
 Total distributions                               $        --          (0.38)       (0.44)       (0.70)       (0.38)       (0.34)
 Net asset value end of year                       $     11.70          11.44        11.02        10.53        10.42        10.68
 TOTAL RETURN++                                    %      2.27           7.24         8.84         7.73         1.13         6.86
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's)                $   641,392        611,262      462,492      251,060      207,109      148,246
 Ratio of operating expenses to average net
 assets+                                           %      0.53           0.53         0.53         0.55         0.57         0.60
 Ratio of operating expenses to average net
 assets,
 including interest expenses+                      %      0.53           0.53         0.54         0.56         0.57         0.60
 Ratio of net investment income to average net
 assets+                                           %      3.27           4.03         4.98         6.11         5.29         5.15
 Portfolio turnover rate                           %        35            169          117          153          128           52
---------------------------------------------------------------------------------------------------------------------------------

* On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Limited Maturity Bond Portfolio.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

ING LIQUID ASSETS PORTFOLIO* (UNAUDITED)                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS S
                                              -----------------------------------------------------------------------------------
                                              SIX MONTHS                                  YEAR ENDED
                                                ENDED                                    DECEMBER 31,
                                               JUNE 30,       -------------------------------------------------------------------
                                                 2003           2002#          2001          2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period       $     1.00             1.00           1.00         1.00         1.00         1.00
 Income from investment operations:
 Net investment income                      $    0.000(1)         0.014          0.038        0.059        0.046        0.050
 Less distributions:
 Dividends from net investment income       $   (0.000)(1)       (0.014)        (0.038)      (0.059)      (0.046)      (0.050)
 Net asset value, end of period             $     1.00             1.00           1.00         1.00         1.00         1.00
 TOTAL RETURN++                             %     0.42             1.43           3.85         6.05         4.74         5.13
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)       $  939,925        1,091,743      1,126,626      718,891      579,848      211,730
 Expenses+                                  %     0.53             0.53           0.54         0.55         0.56         0.59
 Ratio of net investment loss to average
 net assets+                                %     0.86             1.42           3.63         5.91         4.71         4.92
---------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                  -----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003           2002(A)#
-----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     1.00             1.00
 Income from investment operations:
 Net investment income                                          $    0.000(1)         0.003
 Less distributions:
 Dividends from net investment income                           $   (0.000)(1)       (0.003)
 Net asset value, end of period                                 $     1.00             1.00
 TOTAL RETURN++                                                 %     0.35             0.35
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    6,779            1,810
 Expenses+                                                      %     0.68             0.67
 Ratio of net investment loss to average net assets+            %     0.67             1.09
-----------------------------------------------------------------------------------------------

* On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Liquid Asset Portfolio.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS                   ING MARSICO GROWTH PORTFOLIO* (UNAUDITED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS S
                                                ---------------------------------------------------------------------------------
                                                SIX MONTHS                        YEAR ENDED                            PERIOD
                                                  ENDED                          DECEMBER 31,                           ENDED
                                                 JUNE 30,      -------------------------------------------------     DECEMBER 31,
                                                   2003         2002#        2001          2000          1999           1998*#
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period         $     9.72         13.80         19.78         27.49         15.62         13.63
 Income/(loss) from investment operations:
 Net investment income/(loss)                 $     0.00(1)      (0.02)         0.00(1)       0.29         (0.03)        (0.03)
 Net realized and unrealized gain/(loss)
 on investments and foreign currencies        $     1.45         (4.06)        (5.98)        (6.43)        12.23          2.02
 Total from investment operations             $     1.45         (4.08)        (5.98)        (6.14)        12.20          1.99
 Less distributions:
 Dividends from net investment income         $       --            --            --         (0.34)           --            --
 Distributions from capital gains             $       --            --            --         (1.23)        (0.33)           --
 Return of capital                            $       --            --            --         (0.00)(1)        --            --
 Total distributions                          $       --            --         (1.57)        (0.33)           --            --
 Net asset value, end of period               $    11.17          9.72         13.80         19.78         27.49         15.62
 TOTAL RETURN++                               %    14.92        (29.57)       (30.23)       (21.99)        78.13         14.60
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
 Net assets, end of period (in 000's)         $  693,687       616,225     1,101,625     1,638,875     1,416,872       231,216
 Ratio of operating expenses to average
 net assets:
 After directed brokerage reimbursement+      %     1.02          0.97            --            --            --            --
 Before directed brokerage reimbursement+     %     1.05          1.04          1.01          0.99          1.04          1.09
 Ratio of net investment income/(loss) to
 average net assets+                          %    (0.08)        (0.15)         0.01          0.19         (0.40)        (0.58)
 Portfolio turnover rate                      %       47           186            88            60           116            88
---------------------------------------------------------------------------------------------------------------------------------

                                                                            CLASS A                  CLASS I
                                                                  ----------------------------      ----------
                                                                  SIX MONTHS                          PERIOD
                                                                    ENDED         PERIOD ENDED        ENDED
                                                                   JUNE 30,       DECEMBER 31,       JUNE 30,
                                                                     2003           2002(A)#         2003(B)
--------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    9.71             9.81            10.43
 Income/(loss) from investment operations:
 Net investment income/(loss)                                   $   (0.04)           (0.01)            0.00
 Net realized and unrealized gain/(loss) on investments and
 foreign currencies                                             $    1.49            (0.09)            0.74
 Total from investment operations                               $    1.45            (0.10)            0.74
 Net asset value, end of period                                 $   11.16             9.71            11.17
 TOTAL RETURN++                                                 %   14.93            (1.02)            7.09
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $   3,133              102               31
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                        %    1.17             1.05             0.79
 Before directed brokerage reimbursement+                       %    1.20             1.21             0.81
 Ratio of net investment loss to average net assets+                (0.43)           (0.43)            0.14
 Portfolio turnover rate                                        %      47              186               47
--------------------------------------------------------------------------------------------------------------

* Prior to March 1, 1999, the Growth Series was named the Value & Growth Series. Since December 14, 2002, Marsico Capital Management, LLC has served as Portfolio Manager for the Marsico Growth Portfolio. Prior to that date, the Series had been advised by other Portfolio Manager.
(A) Class A commenced operations on September 9, 2002.
(B) Class I commenced operations on May 2, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

ING MERCURY FOCUS VALUE PORTFOLIO (UNAUDITED)               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                            CLASS S
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003            2002*#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     8.46            10.00
 Income/(loss) from investment operations:
 Net investment income/(loss)                                   $     0.00(1)          0.00(1)
 Net realized and unrealized gain/(loss) on investments         $     1.11            (1.55)
 Total from investment operations                               $     1.11            (1.55)
 Net asset value, end of period                                 $     9.56             8.45
 TOTAL RETURN++                                                 %    13.14           (15.50)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $   13,427            8,045
 Expenses+                                                      %     1.05             1.05
 Ratio of net investment income/(loss) to average net
 assets+                                                        %     0.14             0.06
 Portfolio turnover rate                                        %       26               61
----------------------------------------------------------------------------------------------

                                                                            CLASS A
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003           2002(A)#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    8.44             8.21
 Income/(loss) from investment operations:
 Net investment income/(loss)                                   $    0.00(1)         (0.01)
 Net realized and unrealized gain/(loss) on investments         $    1.11             0.24
 Total from investment operations                               $    1.11             0.23
 Net asset value, end of period                                 $    9.55             8.44
 TOTAL RETURN++                                                 %   13.15             2.80
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $     313               58
 Expenses+                                                      %    1.20             1.21
 Ratio of net investment income/(loss) to average net
 assets+                                                        %   (0.11)           (0.37)
 Portfolio turnover rate                                        %      26               61
----------------------------------------------------------------------------------------------

*   The Mercury Focus Value Portfolio commenced operations on May 1,
    2002.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS        ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                            CLASS S
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003            2002*#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    8.05             10.00
 Loss from investment operations:
 Net investment loss                                            $   (0.01)            (0.01)
 Net realized and unrealized loss on investments                $    0.60             (1.94)
 Total from investment operations                               $    0.69             (1.95)
 Net asset value, end of period                                 $    8.64              8.05
 TOTAL RETURN++                                                 %    7.33            (19.50)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $   9,093             4,757
 Expenses+                                                      %    1.05              1.05
 Ratio of net investment income to average net assets+          %   (0.19)            (0.09)
 Portfolio turnover rate                                        %      65                56
----------------------------------------------------------------------------------------------

                                                                            CLASS A
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003           2002(A)#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    8.05             8.42
 Loss from investment operations:
 Net investment loss                                            $   (0.01)           (0.01)
 Net realized and unrealized loss on investments                $    0.59            (0.36)
 Total from investment operations                               $    0.58            (0.37)
 Net asset value, end of period                                 $    8.63             8.05
 TOTAL RETURN++                                                 %    7.20            (2.39)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $     398              117
 Expenses+                                                      %    1.20             1.21
 Ratio of net investment income to average net assets+          %   (0.35)           (0.26)
 Portfolio turnover rate                                        %      65               56
----------------------------------------------------------------------------------------------

*   The Mercury Fundamental Growth Portfolio commenced operations on
    May 1, 2002.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

ING MFS MID CAP GROWTH PORTFOLIO (UNAUDITED)                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS S
                                             ------------------------------------------------------------------------------------
                                             SIX MONTHS                          YEAR ENDED
                                               ENDED                            DECEMBER 31,                         PERIOD ENDED
                                              JUNE 30,       --------------------------------------------------      DECEMBER 31,
                                                2003          2002#         2001           2000          1999           1998*#
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period      $     7.26          14.18          18.67          29.59        18.10          15.68
 Income/(loss) from investment
 operations:
 Net investments income/(loss)             $     0.01          (0.05)         (0.10)         (0.10)       (0.03)          0.01
 Net realized and unrealized
 gain/(loss) on investments and foreign
 currencies                                $     1.40          (6.87)         (4.31)          1.43        14.22           2.52
 Total from investment operations          $     1.39          (6.92)         (4.41)          1.33        14.19           2.53
 Less distributions:
 Dividends from net investment income      $       --             --             --             --           --          (0.01)
 Distributions from capital gains          $       --             --          (0.08)        (12.25)       (2.70)         (0.10)
 Total distributions                       $       --             --          (0.08)        (12.25)       (2.70)         (0.11)
 Net asset value, end of period            $     8.65           7.26          14.18          18.67        29.59          18.10
 TOTAL RETURN++                            %    19.15         (48.80)        (23.62)          8.18        79.05          16.12
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in (000's)     $  624,634        522,323      1,133,396      1,461,745      781,807        252,022
 Ratio of operating expenses to average
 net assets:
 After directed brokerage and
 sub-advisory expense reimbursement+       %     0.85           0.84             --             --           --             --
 Before directed brokerage and
 sub-advisory expense reimbursement+       %     0.90           0.90           0.89           0.88         0.91           0.95
 Ratio of net investment income/(loss)
 to average net assets+                         (0.33)         (0.44)         (0.64)         (0.58)       (0.21)          0.15
 Portfolio turnover rate                   %       46            163             94            150          159             55
---------------------------------------------------------------------------------------------------------------------------------

                                                                            CLASS A                  CLASS I
                                                                  ----------------------------      ----------
                                                                  SIX MONTHS                          PERIOD
                                                                    ENDED         PERIOD ENDED        ENDED
                                                                   JUNE 30,       DECEMBER 31,       JUNE 30,
                                                                     2003           2002(A)#         2003(B)
--------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    7.26             7.36             7.98
 Income/(loss) from investment operations:
 Net investments income/(loss)                                  $   (0.08)           (0.01)           (0.00)(1)
 Net realized and unrealized gain/(loss) on investments and
 foreign currencies                                             $    1.36            (0.09)            0.68
 Total from investment operations                               $    1.39            (0.10)            0.68
 Net asset value, end of period                                 $    8.65             7.26             8.66
 TOTAL RETURN++                                                 %   19.15            (1.36)            8.52
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in (000's)                          $   3,616              559            2,050
 Ratio of operating expenses to average net assets:
 After directed brokerage and sub-advisory expense
 reimbursement+                                                 %    0.99             0.95             0.58
 Before directed brokerage and sub-advisory expense
 reimbursement+                                                 %    1.05             1.06             0.64
 Ratio of net investment loss to average net assets+                (0.48)           (0.30)           (0.07)
 Portfolio turnover rate                                        %      46              163               46
--------------------------------------------------------------------------------------------------------------

*   The MFS Mid-Cap Growth Portfolio commenced operations on August 14,
    1998.
(A) Class A commenced operations on September 9, 2002.
(B) Class I commenced operations on May 2, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS                      ING MFS RESEARCH PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS S
                                             ------------------------------------------------------------------------------------
                                             SIX MONTHS                          YEAR ENDED
                                               ENDED                            DECEMBER 31,                         PERIOD ENDED
                                              JUNE 30,       --------------------------------------------------      DECEMBER 31,
                                                2003          2002#        2001          2000           1999            1998*#
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period      $    11.96          16.00        20.95          24.81          20.31          17.75
 Income/(loss) from investment
 operations:
 Net investment income/(loss)              $     0.08           0.07         0.03          (0.01)          0.01           0.02
 Net realized and unrealized
 gain/(loss) on investments and foreign
 currencies                                $     1.19          (4.05)       (4.53)         (1.25)          4.90           2.56
 Total from investment operations          $     1.27          (3.98)       (4.50)         (1.26)          4.91           2.58
 Less distributions:
 Dividends from net investment income      $       --          (0.06)       (0.02)         (0.04)         (0.01)         (0.01)
 Dividends in excess of net investment
 income                                    $       --             --           --             --             --          (0.01)
 Distributions from capital gains          $       --             --        (0.43)         (2.56)         (0.40)            --
 Total distributions                       $       --          (0.06)       (0.45)         (2.60)         (0.41)         (0.02)
 Net asset value, end of period            $    13.23          11.96        16.00          20.95          24.81          20.31
 TOTAL RETURN++                            %    10.62         (24.87)      (21.46)         (4.54)         24.23          14.54
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)      $  598,145        563,470      871,059      1,147,196      1,014,656        613,771
 Ratio of operating expenses to average
 net assets:
 After directed brokerage and
 sub-advisory expense reimbursement+       %     0.83           0.84           --             --             --             --
 Before directed brokerage and
 sub-advisory expense reimbursement+       %     0.90           0.90         0.89           0.88           0.91           0.94
 Ratio of net investment income/(loss)
 to average net assets+                    %     1.36           0.57         0.15          (0.06)          0.02           0.23
 Portfolio turnover rate                   %       41            109           97             87             89             35
---------------------------------------------------------------------------------------------------------------------------------

                                                                            CLASS A
                                                                  ----------------------------        CLASS I
                                                                  SIX MONTHS                        ------------
                                                                    ENDED         PERIOD ENDED      PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,        JUNE 30,
                                                                     2003           1998(A)#          2003(B)
----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    11.98           12.20             12.63
 Income/(loss) from investment operations:
 Net investment income/(loss)                                   $     0.05            0.03              0.03
 Net realized and unrealized gain/(loss) on investments and
 foreign currencies                                             $     1.21           (0.21)             0.57
 Total from investment operations                               $     1.27           (0.18)             0.60
 Less distributions:
 Dividends from net investment income                           $       --           (0.04)               --
 Total distributions                                            $       --           (0.04)
 Net asset value, end of period                                 $    13.24           11.98             13.23
 TOTAL RETURN++                                                 %    10.52           (1.45)             4.75
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    1,056             336                65
 Ratio of operating expenses to average net assets:
 After directed brokerage and sub-advisory expense
 reimbursement+                                                 %     0.98            0.96              0.58
 Before directed brokerage and sub-advisory expense
 reimbursement+                                                 %     1.05            1.06              0.64
 Ratio of net investment income to average net assets+          %     1.22            0.85              1.30
 Portfolio turnover rate                                        %       41             109                41
----------------------------------------------------------------------------------------------------------------

*   The MFS Research Portfolio commenced operations on August 14, 1998.
(A) Class A commenced operations on September 9, 2002.
(B) Class I commenced operations on May 2, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO (UNAUDITED)                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS S
                                             ------------------------------------------------------------------------------------
                                             SIX MONTHS                                   YEAR ENDED                 PERIOD ENDED
                                               ENDED                                     DECEMBER 31,                DECEMBER 31,
                                              JUNE 30,       --------------------------------------------------------------------
                                                2003           2002#          2001          2000         1999           1998*#
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period     $      14.81           15.98          17.00        15.80        15.80          14.88
 Income/(loss) from investment
 operations:
 Net investment income                    $       0.18            0.44           0.44         0.50         0.42           0.17
 Net realized and unrealized
 gain/(loss) on investments and
 foreign currencies                       $       0.98           (1.25)         (0.37)        2.07         0.11           0.86
 Total from investment operations         $       1.16           (0.81)          0.07         2.57         0.53           1.03
 Less distributions:
 Dividends from net investment income     $         --           (0.34)         (0.46)       (0.63)       (0.31)         (0.11)
 Distributions from capital gains         $         --           (0.02)         (0.63)       (0.74)       (0.22)            --
 Total distributions                      $         --           (0.36)         (1.09)       (1.37)       (0.53)         (0.11)
 Net asset value, end of period           $      15.97           14.81          15.98        17.00        15.80          15.80
 TOTAL RETURN++                           %       7.83           (5.10)          0.49        16.50         3.38           6.90
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)     $  1,141,352       1,026,503      1,002,724      832,527      675,754        453,093
 Ratio of operating expenses to
 average net assets:
 After directed brokerage and
 sub-advisory expense reimbursement+      %       0.87            0.89             --           --           --             --
 Before directed brokerage and
 sub-advisory expense reimbursement+      %       0.90            0.90           0.89         0.88         0.91           0.98
 Ratio of net investment income to
 average net assets+                      %       2.46            2.82           2.88         3.28         3.04           2.95
 Portfolio turnover rate                  %         36              81            106          113           81             37
---------------------------------------------------------------------------------------------------------------------------------

                                                                            Class A                   Class I
                                                                  ----------------------------      ------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED      PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,        JUNE 30,
                                                                     2003           2002(A)#          2003(B)
----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    14.82           14.97             15.30
 Income/(loss) from investment operations:
 Net investment income                                          $    (0.17)           0.12              0.06
 Net realized and unrealized gain/(loss) on investments and
 foreign currencies                                             $     1.30            0.07              0.62
 Total from investment operations                               $     1.13            0.19              0.68
 Less distributions:
 Dividends from net investment income                           $       --           (0.32)               --
 Distributions from capital gains                               $       --           (0.02)               --
 Total distributions                                            $       --           (0.34)               --
 Net asset value, end of period                                 $    15.95           14.82             15.98
 TOTAL RETURN++                                                 %     7.62            1.22              4.44
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    9,138             966               966
 Ratio of operating expenses to average net assets:
 After directed brokerage and sub-advisory expense
 reimbursement+                                                 %     0.99            1.03              0.62
 Before directed brokerage and sub-advisory expense
 reimbursement+                                                 %     1.01            1.06              0.64
 Ratio of net investment income to average net assets+          %     2.35            2.59              2.52
 Portfolio turnover rate                                        %       36              81                36
----------------------------------------------------------------------------------------------------------------

*   The MFS Total Return Portfolio commenced operations on August 14,
    1998.
(A) Class A commenced operations on September 9, 2002.
(B) Class I commenced operations on May 2, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS                   ING PIMCO CORE BOND PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS S
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS                               YEAR ENDED
                                                       ENDED                                 DECEMBER 31,
                                                      JUNE 30,       ------------------------------------------------------------
                                                        2003          2002#        2001         2000        1999       1998*#
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $    10.39           9.79         9.60       10.06       11.17      10.47
 Income/(loss) from investment operations:
 Net investment income                             $     0.15           0.36         0.26        0.12        0.34       0.09
 Net realized and unrealized gain/(loss) on
 investments and foreign currencies                $     0.28           0.48        (0.02)      (0.03)      (1.30)      0.74
 Total from investment operations                  $     0.43           0.84         0.24        0.09       (0.96)      0.83
 Less distributions:
 Dividends from net investment income              $       --          (0.16)          --       (0.32)      (0.14)     (0.09)
 Dividends in excess of net investment income      $       --             --           --          --          --      (0.04)
 Distributions from capital gains                  $       --          (0.08)       (0.05)       0.00(1)       --         --
 Distributions in excess of capital gains          $       --             --           --          --       (0.01)        --
 Return of capital                                 $       --             --           --       (0.23)         --         --
 Total distributions                               $       --          (0.24)       (0.05)      (0.55)      (0.15)     (0.13)
 Net asset value, end of period                    $    10.82          10.39         9.79        9.60       10.06      11.17
 TOTAL RETURN++                                    %     4.14           8.68         2.46        0.94       (8.62)      7.99
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)              $  568,516        437,548      122,176      47,126      30,371      21,932
 Expenses+                                         %     0.87           0.93         1.13        1.60        1.60       1.74
 Ratio of net investment income to average net
 assets+                                           %     3.31           3.56         3.30        3.62        3.17       2.37
 Portfolio turnover rate                           %      283            605          745         156          87         25
---------------------------------------------------------------------------------------------------------------------------------

                                                                            CLASS A
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003           2003(A)#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    10.40           10.33
 Income/(loss) from investment operations:
 Net investment income                                          $     0.16            0.10
 Net realized and unrealized gain/(loss) on investments and
 foreign currencies                                             $     0.25            0.20
 Total from investment operations                               $     0.41            0.30
 Less distributions:
 Dividends from net investment income                           $       --           (0.15)
 Distributions from capital gains                               $       --           (0.08)
 Total distributions                                            $       --           (0.23)
 Net asset value, end of period                                 $    10.81           10.40
 TOTAL RETURN++                                                 %     3.94            2.94
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $   11,302           1,002
 Expenses+                                                      %     1.01            1.03
 Ratio of net investment income to average net assets+          %     3.15            3.21
 Portfolio turnover rate                                        %      283             605
----------------------------------------------------------------------------------------------

*   The PIMCO Core Bond Portfolio commenced operations on August 14, 1998.

** Since May 1, 2001, Pacific Investment Management Company has served as the Portfolio Manager of the Core Bond Series. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Global Fixed Income Series to the PIMCO Core Bond Portfolio and a change of investment strategy.

(A) Class A commenced operations on September 9, 2002.

+   Annualized for periods less than one year.

++   Total return for periods less than one year are not annualized.

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(1)  Amount is less than 0.01.

                       See Notes to Financial Statements

ING SALOMON BROTHERS ALL CAP PORTFOLIO (UNAUDITED)          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS S
                                                                  ------------------------------------------------------
                                                                  SIX MONTHS           YEAR ENDED
                                                                    ENDED             DECEMBER 31,          PERIOD ENDED
                                                                   JUNE 30,       --------------------      DECEMBER 31,
                                                                     2003          2002#        2001           2000*
------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     8.55          11.53        11.45          10.00
 Income/(loss) from investment operations:
 Net investment income                                          $     0.02           0.03         0.09           0.05
 Net realized and unrealized gain/(loss) on investments         $     1.36          (2.98)        0.12           1.68
 Total from investment operations                               $     1.38          (2.95)        0.21           1.73
 Less distributions:
 Dividends from net investment income                           $       --          (0.02)       (0.09)         (0.04)
 Distributions from capital gains                               $       --             --        (0.04)         (0.24)
 Total distributions                                            $       --          (0.02)       (0.13)         (0.28)
 Net asset value, end of period                                 $     9.94           8.56        11.53          11.45
 TOTAL RETURN++                                                 %    16.12         (25.57)        1.91          17.45
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in (000's)                          $  318,671        252,792      307,030        111,887
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                        %     1.00           1.01           --             --
 Before directed brokerage reimbursement+                       %     1.00           1.01         1.01           1.00
 Ratio of net investment income to average net assets+          %     0.39           0.32         1.15           1.10
 Portfolio turnover rate                                        %       12            139           75             82
------------------------------------------------------------------------------------------------------------------------

                                                                            CLASS A
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003           2002(A)#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    8.57             8.87
 Income/(loss) from investment operations:
 Net investment income                                          $    0.01             0.02
 Net realized and unrealized gain/(loss) on investments         $    1.37            (0.31)
 Total from investment operations                               $    1.38            (0.29)
 Less distributions:
 Dividends from net investment income                           $      --            (0.01)
 Total distributions                                            $      --            (0.01)
 Net asset value, end of period                                 $    9.95             8.57
 TOTAL RETURN++                                                 %   16.10            (3.28)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in (000's)                          $   1,923              186
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                        %    1.15             1.16
 Before directed brokerage reimbursement+                       %    1.15             1.16
 Ratio of net investment income to average net assets+          %    0.20             0.65
 Portfolio turnover rate                                        %      12              139
----------------------------------------------------------------------------------------------

*   The Salomon Brothers All Cap Portfolio commenced operations on
    February 1, 2000.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS        ING SALOMON BROTHERS INVESTORS PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS S
                                                                  ----------------------------------------------------
                                                                  SIX MONTHS          YEAR ENDED
                                                                    ENDED            DECEMBER 31,         PERIOD ENDED
                                                                   JUNE 30,       ------------------      DECEMBER 31,
                                                                     2003         2002#        2001          2000*
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     8.02         10.50       11.06          10.00
 Income/(loss) from investment operations:
 Net investment income                                          $     0.06          0.09        0.04           0.06
 Net realized and unrealized gain/(loss) on investments         $     1.08         (2.50)      (0.52)          1.33
 Total from investment operations                               $     1.14         (2.41)      (0.48)          1.39
 Less distributions:
 Dividends from net investment income                           $       --         (0.07)      (0.05)         (0.05)
 Distributions from capital gains                               $       --            --       (0.03)         (0.28)
 Total distributions                                            $       --         (0.07)      (0.08)         (0.33)
 Net asset value, end of period                                 $     9.16          8.02       10.50          11.06
 TOTAL RETURN++                                                 %    14.21        (22.98)      (4.27)         14.07
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $  109,498        94,986      95,347         27,440
 Expenses+                                                      %     1.00          1.01        1.01           1.00
 Ratio of net investment income/(loss) to average net
 assets+                                                        %     1.41          1.03        0.78           1.13
 Portfolio turnover rate                                        %       26            42          39            118
----------------------------------------------------------------------------------------------------------------------

                                                                            Class A
                                                                  ----------------------------        Class I
                                                                  SIX MONTHS                        ------------
                                                                    ENDED         PERIOD ENDED      PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,        JUNE 30,
                                                                     2003           2002(A)#          2003(B)
----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    8.03             8.16              9.17
 Income/(loss) from investment operations:
 Net investment income                                          $    0.05             0.04              0.01
 Net realized and unrealized gain/(loss) on investments         $    1.09            (0.11)            (0.02)
 Total from investment operations                               $    1.14            (0.07)            (0.01)
 Less Distributions:
 Dividends from net investment income                           $      --            (0.06)               --
 Distributions from capital gains                               $      --               --                --
 Total distributions                                            $      --            (0.06)               --
 Net asset value, end of period                                 $    9.17             8.03              9.16
 TOTAL RETURN++                                                 %   14.20            (0.92)            (0.11)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $     532              307                 5
 Expenses+                                                      %    1.15             1.16              0.76
 Ratio of net investment income/(loss) to average net
 assets+                                                        %    1.28             1.37              2.96
 Portfolio turnover rate                                        %      26               42                26
----------------------------------------------------------------------------------------------------------------

* The Salomon Brothers Investors Portfolio commenced operations on February 1, 2000.
(A) Class A commenced operations on September 9, 2002.
(B) Class I commenced operations on June 24, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

ING T. ROWE PRICE CAPITAL APPRECIATION
PORTFOLIO (UNAUDITED)                                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                          CLASS S
                                                           ----------------------------------------------------------------------
                                                           SIX MONTHS                           YEAR ENDED
                                                             ENDED                             DECEMBER 31,
                                                            JUNE 30,      -------------------------------------------------------
                                                              2003         2002#       2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $     17.13        17.50       16.62       15.05       15.23       15.73
 Income from investment operations:
 Net investment income                                   $      0.16         0.38        0.36        0.47        0.50        0.36
 Net realized and unrealized gain/(loss) on
 investments and foreign currencies                      $      1.40        (0.29)       1.28        2.78        0.53        0.55
 Total from investment operations                        $      1.56         0.09        1.64        3.25        1.03        0.91
 Less distributions:
 Dividends from net investment income                    $        --        (0.26)      (0.37)      (0.62)      (0.40)      (0.36)
 Distributions from capital gains                        $        --        (0.20)      (0.39)      (1.06)      (0.81)      (1.05)
 Total distributions                                     $        --        (0.46)      (0.76)      (1.68)      (1.21)      (1.41)
 Net asset value, end of period                          $     18.69        17.13       17.50       16.62       15.05       15.23
 TOTAL RETURN++                                          %      9.11         0.48        9.92       21.97        6.92        5.89
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                    $ 1,109,711      994,912     688,506     373,548     287,909     246,196
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                 %      0.93         0.94          --          --          --          --
 Before directed brokerage reimbursement+                %      0.94         0.95        0.95        0.95        0.97        0.98
 Ratio of net investment income to average net
 assets+                                                 %      1.83         2.13        2.65        3.24        3.45        2.83
 Portfolio turnover rate                                 %        11           16          23          42          36          44
---------------------------------------------------------------------------------------------------------------------------------

                                                                            Class A                   Class I
                                                                  ----------------------------      ------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED      PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,        JUNE 30,
                                                                     2003           2002(A)#          2003(B)
----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $   17.15            17.40              17.62
 Income from investment operations:
 Net investment income                                          $    0.21             0.12               0.06
 Net realized and unrealized gain/(loss) on investments and
 foreign currencies                                             $    1.34             0.06               1.01
 Total from investment operations                               $    1.55             0.18               1.07
 Less distributions:
 Dividends from net investment income                           $      --            (0.23)                --
 Distributions from capital gains                               $      --            (0.20)                --
 Total distributions                                            $      --            (0.43)                --
 Net asset value, end of period                                 $   18.70            17.15              18.69
 TOTAL RETURN++                                                 %    9.04             1.03               6.07
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $   7,962              903             25,200
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                        %    1.09             0.09               0.68
 Before directed brokerage reimbursement+                       %    1.10             1.10               0.69
 Ratio of net investment income to average net assets+          %    1.75             2.20               2.41
 Portfolio turnover rate                                        %      11               16                 11
----------------------------------------------------------------------------------------------------------------

(A) Class A commenced operations on September 9, 2002.
(B) Class I commenced operations on May 2, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS       ING T. ROWE PRICE EQUITY INCOME PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS S
                                                      ---------------------------------------------------------------------------
                                                      SIX MONTHS                              YEAR ENDED
                                                        ENDED                                DECEMBER 31,
                                                       JUNE 30,       -----------------------------------------------------------
                                                         2003          2002#        2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $      9.72          11.41        11.67        11.24        12.67        13.09
 Income/(loss) from investment operations:
 Net investment income                             $      0.08           0.17         0.14         0.23         0.27         0.49
 Net realized and unrealized gain/(loss) on
 investments                                       $      0.84          (1.68)        0.01         1.18        (0.39)        0.58
 Total from investment operations                  $      0.92          (1.51)        0.15         1.41        (0.12)        1.07
 Less distributions:
 Dividends from net investment income              $        --          (0.12)       (0.14)       (0.30)       (0.29)       (0.50)
 Distributions from capital gains                  $        --          (0.06)       (0.27)       (0.68)       (1.02)       (0.99)
 Total distributions                               $        --          (0.18)       (0.41)       (0.98)       (1.31)       (1.49)
 Net asset value, end of period                    $     10.64           9.72        11.41        11.67        11.24        12.67
 TOTAL RETURN++                                    %      9.46         (13.19)        1.36        12.93        (0.72)        8.26
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)              $   485,297        418,276      426,726      298,092      277,354      278,074
 Ratio of operating expenses to average net
 assets:
 After directed brokerage reimbursement+           %      0.94           0.93           --           --           --           --
 Before directed brokerage reimbursement+          %      0.95           0.95         0.95         0.95         0.96         0.98
 Ratio of net investment income to average net
 assets+                                           %      1.67           1.58         1.43         1.98         2.19         3.63
 Portfolio turnover rate                           %         4             23           16           53          122           61
---------------------------------------------------------------------------------------------------------------------------------

                                                                            Class A                   Class I
                                                                  ----------------------------      ------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED      PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,        JUNE 30,
                                                                     2003           2002(A)#          2003(B)
----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     9.72            9.92             10.04
 Income/(loss) from investment operations:
 Net investment income                                          $     0.11            0.06              0.01
 Net realized and unrealized gain/(loss) on investments         $     0.80           (0.09)             0.59
 Total from investment operations                               $     0.91           (0.03)             0.60
 Less distributions:
 Dividends from net investment income                           $       --           (0.11)               --
 Distributions from capital gains                               $       --           (0.06)               --
 Total distributions                                            $       --           (0.17)               --
 Net asset value, end of period                                 $    10.63            9.72             10.64
 TOTAL RETURN++                                                 %     9.36           (0.30)             5.98
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    4,532             650               658
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                        %     1.09            1.08              0.67
 Before directed brokerage reimbursement+                       %     1.09            1.10              0.68
 Ratio of net investment income to average net assets+          %     1.57            1.89              1.70
 Portfolio turnover rate                                        %        4              23                 4
----------------------------------------------------------------------------------------------------------------

* Since May 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the T. Rowe Price Equity Income Portfolio. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Multiple Allocation Series to the T. Rowe Price Equity Income Portfolio.
(A) Class A commenced operations on September 9, 2002.
(B) Class I commenced operations on May 2, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

ING UBS U.S. BALANCED PORTFOLIO (UNAUDITED)                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS S
                                                                  ----------------------------------------------------
                                                                  SIX MONTHS          YEAR ENDED
                                                                    ENDED            DECEMBER 31,         PERIOD ENDED
                                                                   JUNE 30,       ------------------      DECEMBER 31,
                                                                     2003         2002#        2001          2000*#
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     7.33          8.71        9.40         10.00
 Loss from investment operations:
 Net investment loss                                            $     0.04          0.09        0.03          0.09
 Net realized and unrealized loss on investments                $     0.54         (1.38)      (0.64)        (0.68)
 Total from investment operations                               $     0.58         (1.29)      (0.61)        (0.59)
 Less distributions:
 Dividends from net investment income                           $       --         (0.09)      (0.08)        (0.01)
 Net asset value, end of period                                 $     7.91          7.33        8.71          9.40
 TOTAL RETURN++                                                 %     7.91        (14.77)      (6.52)        (5.90)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $   48,997        47,394      51,723         8,497
 Expenses+                                                      %     1.01          1.01        1.01          1.00
 Ratio of net investment loss to average net assets+            %     1.10          1.11        1.50          3.80
 Portfolio turnover rate                                        %      171           126          50            10
----------------------------------------------------------------------------------------------------------------------

                                                                    CLASS A
                                                                  ------------
                                                                  PERIOD ENDED
                                                                    JUNE 30,
                                                                     2003**
------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     7.88
 Loss from investment operations:
 Net investment loss                                            $       --
 Net realized and unrealized loss on investments                $     0.04
 Total from investment operations                               $     0.04
 Less distributions:
 Dividends from net investment income                           $       --
 Net asset value, end of period                                 $     7.92
 TOTAL RETURN++                                                 %     0.51
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $        2
 Expenses+                                                      %     1.15
 Ratio of net investment loss to average net assets+            %     0.81
 Portfolio turnover rate                                        %      171
------------------------------------------------------------------------------

*   The UBS U.S. Balanced Portfolio commenced operations on October 2,
    2000.
**  Class A commenced operations on June 3, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS          ING VAN KAMPEN EQUITY GROWTH PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                            CLASS S
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003            2002*#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     7.89            10.00
 Loss from investment operations:
 Net investment income                                          $     0.00             0.01
 Net realized and unrealized loss on investments                $     0.79            (2.11)
 Total from investment operations                               $     0.79            (2.10)
 Less distributions:
 Dividends from net investment income                           $       --            (0.01)
 Net asset value, end of period                                 $     8.68             7.89
 TOTAL RETURN++                                                 %    10.01           (21.05)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $   15,962            6,334
 Expenses+                                                      %     1.00             1.00
 Ratio of net investment income to average net assets+          %     0.19             0.13
 Portfolio turnover rate                                        %       72              113
----------------------------------------------------------------------------------------------

                                                                            CLASS A
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003           2002(A)#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    7.89             8.07
 Loss from investment operations:
 Net investment income                                          $   (0.00)            0.00(1)
 Net realized and unrealized loss on investments                $    0.79            (0.18)
 Total from investment operations                               $    0.79            (0.18)
 Net asset value, end of period                                 $    8.68             7.89
 TOTAL RETURN++                                                 %   10.01            (2.23)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $   2,523              468
 Expenses+                                                      %    1.15             1.16
 Ratio of net investment income to average net assets+          %    0.02             0.10
 Portfolio turnover rate                                        %      72              113
----------------------------------------------------------------------------------------------

*   The Van Kampen Equity Growth Portfolio commenced operations on
    May 1, 2002.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO (UNAUDITED)       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                            CLASS S
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003            2002*#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     8.93            10.00
 Loss from investment operations:
 Net investment income                                          $     0.09             0.04
 Net realized and unrealized loss on investments and foreign
 currencies                                                     $     0.48            (1.11)
 Total from investment operations                               $     0.57            (1.07)
 Net asset value, end of period                                 $     9.50             8.93
 TOTAL RETURN++                                                 %     6.38           (10.70)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in (000's)                          $   33,240           19,133
 Expenses+                                                      %     1.25             1.25
 Ratio of net investment income to average net assets+          %     2.57             0.70
 Portfolio turnover rate                                        %        6               33
----------------------------------------------------------------------------------------------

                                                                            CLASS A
                                                                  ----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003           2002(A)#
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    8.93             9.34
 Loss from investment operations:
 Net investment income                                          $    0.03             0.01
 Net realized and unrealized loss on investments and foreign
 currencies                                                     $    0.53            (0.42)
 Total from investment operations                               $    0.56            (0.41)
 Net asset value, end of period                                 $    9.49             8.93
 TOTAL RETURN++                                                 %    6.27            (4.39)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in (000's)                          $   6,196              713
 Expenses+                                                      %    1.40             1.41
 Ratio of net investment income to average net assets+          %    2.43             0.20
 Portfolio turnover rate                                        %       6               33
----------------------------------------------------------------------------------------------

*   The Van Kampen Global Franchise Portfolio commenced operations on
    May 1, 2002.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS      ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS S
                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS                                YEAR ENDED
                                                    ENDED                                  DECEMBER 31,
                                                   JUNE 30,       ---------------------------------------------------------------
                                                     2003          2002#        2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $    17.23          20.41        23.53        24.84        22.01        20.04
 Income/(loss) from investment operations:
 Net investment income                          $     0.10           0.20         0.07         0.07         0.08         0.10
 Net realized and unrealized gain/(loss) on
 investments                                    $     1.68          (3.21)       (2.89)       (0.62)        3.41         2.74
 Total from investment operations               $     1.78          (3.01)       (2.82)       (0.55)        3.49         2.84
 Less distributions:
 Dividends from net investment income           $       --          (0.17)       (0.06)       (0.11)       (0.07)       (0.10)
 Distributions from capital gains               $       --             --        (0.24)       (0.65)       (0.59)       (0.77)
 Total distributions                            $       --          (0.17)       (0.30)       (0.76)       (0.66)       (0.87)
 Net asset value, end of period                 $    19.01          17.23        20.41        23.53        24.84        22.01
 TOTAL RETURN++                                 %    10.33         (14.75)      (11.95)       (2.11)       15.88        14.13
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
 Net assets, end of period (in 000's)           $  639,531        599,841      793,601      941,024      899,753      574,843
 Ratio of operating expenses to average net
 assets:
 After directed brokerage reimbursement+        %     0.91           0.91           --           --           --           --
 Before directed brokerage reimbursement+       %     0.95           0.95         0.95         0.95         0.96         0.98
 Ratio of net investment income to average
 net assets+                                    %     1.14           1.08         0.33         0.30         0.40         0.72
 Portfolio turnover rate                        %       27            153           36           37           27           34
---------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                  -----------------------------
                                                                  SIX MONTHS
                                                                    ENDED         PERIOD ENDED
                                                                   JUNE 30,       DECEMBER 31,
                                                                     2003           2002(A)#
-----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    17.25            17.53
 Income/(loss) from investment operations:
 Net investment income                                          $     0.11             0.07
 Net realized and unrealized gain/(loss) on investments         $     1.66            (0.20)
 Total from investment operations                               $     1.77            (0.13)
 Less distributions:
 Dividends from net investment income                           $       --            (0.15)
 Total distributions                                            $       --            (0.15)
 Net asset value, end of period                                 $    19.02            17.25
 TOTAL RETURN++                                                 %    10.26            (0.78)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $   10,267              999
 Ratio of operating expenses to average net assets:
 After directed brokerage reimbursement+                        %     1.06             1.03
 Before directed brokerage reimbursement+                       %     1.09             1.11
 Ratio of net investment income to average net assets:+         %     0.97             1.24
 Portfolio turnover rate                                        %       27              153
-----------------------------------------------------------------------------------------------

*   Since January 30, 2002, Van Kampen has served as Portfolio Manager for the Van Kampen Growth and Income Portfolio. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Rising Dividends Series to the Van Kampen Growth and Income Portfolio.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

ING VAN KAMPEN REAL ESTATE PORTFOLIO* (UNAUDITED)           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS S
                                                        -------------------------------------------------------------------------
                                                        SIX MONTHS                             YEAR ENDED
                                                          ENDED                               DECEMBER 31,
                                                         JUNE 30,       ---------------------------------------------------------
                                                           2003          2002#        2001         2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $    14.97          15.64        15.21        12.12       13.58       18.27
 Income/(loss) from investment operations:
 Net investment income                                $     0.41           0.73         0.70         0.42        0.84        0.83
 Net realized and unrealized gain/(loss) on
 investments                                          $     1.70          (0.71)        0.53         3.33       (1.39)      (3.34)
 Total from investment operations                     $     2.11           0.02         1.23         3.75       (0.55)      (2.51)
 Less distributions:
 Dividends from net investment income                 $       --          (0.44)       (0.59)       (0.66)      (0.54)      (0.66)
 Distributions from capital gains                     $       --          (0.25)       (0.21)          --       (0.37)      (1.52)
 Total distributions                                  $       --          (0.69)       (0.80)       (0.66)      (0.91)      (2.18)
 Net asset value, end of period                       $    17.08          14.97        15.64        15.21       12.12       13.58
 TOTAL RETURN++                                       %    14.09           0.20         8.14        30.99       (3.81)     (13.45)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                 $  234,069        194,207      130,643      103,800      56,906      69,911
 Expenses+                                            %     0.94           0.95         0.95         0.95        0.96        0.99
 Ratio of net investment income to average net
 assets+                                              %     5.49           4.56         5.35         5.60        5.61        5.26
 Portfolio turnover rate                              %        6             27           81           69          36          29
---------------------------------------------------------------------------------------------------------------------------------

                                                                            CLASS A                  CLASS I
                                                                  ----------------------------      ----------
                                                                  SIX MONTHS                          PERIOD
                                                                    ENDED         PERIOD ENDED        ENDED
                                                                   JUNE 30,       DECEMBER 31,       JUNE 30,
                                                                     2003           2002(A)#         2003(B)
--------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $   14.99            16.24            16.58
 Income/(loss) from investment operations:
 Net investment income                                          $    0.56             0.31             0.09
 Net realized and unrealized gain/(loss) on investments         $    1.54            (0.89)            0.42
 Total from investment operations                               $    2.10            (0.58)            0.51
 Less distributions:
 Dividends from net investment income                           $      --            (0.42)              --
 Distributions from capital gains                               $      --            (0.25)              --
 Total distributions                                            $      --            (0.67)              --
 Net asset value, end of period                                 $   17.09            14.99            17.09
 TOTAL RETURN++                                                 %   14.01            (3.53)            3.08
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $   2,525              286               46
 Expenses+                                                      %    1.09             1.10+            0.69
 Ratio of net investment income to average net assets+          %    5.41             6.59+            9.19
 Portfolio turnover rate                                        %       6               27                6
--------------------------------------------------------------------------------------------------------------

*   Since December 17, 2001, Van Kampen has served as Portfolio Manager for the Van Kampen Real Estate Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(A) Class A commenced operations on September 9, 2002.
(B) Class I commenced operations on May 19, 2003.
+   Annualized for periods of less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

         NOTES TO FINANCIAL STATEMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION
Organization. The ING Investors Trust (the "Trust", formerly the GCG Trust) is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1998 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At June 30, 2003 the Trust had thirty-five operational portfolios (the "Portfolios"). Thirty-four portfolios in this report are: ING AIM Capital Mid Cap Growth Portfolio ("AIM Capital Mid Cap Growth", formerly Strategic Equity Series), ING Alliance Mid Cap Growth Portfolio ("Alliance Mid Cap Growth", formerly Capital Growth Series), ING Capital Guardian Large Cap Value Portfolio ("Capital Guardian Large Cap Value", formerly Large Cap Value Series), ING Capital Guardian Managed Global Portfolio ("Capital Guardian Managed Global", formerly Managed Global Series), ING Capital Guardian Small Cap Portfolio ("Capital Guardian Small Cap", formerly Capital Guardian Small Cap Series), ING Developing World Portfolio ("Developing World", formerly Developing World Series), ING Eagle Asset Value Equity Portfolio ("Eagle Asset Value Equity", formerly Value Equity Series), ING FMR(SM) Diversified Mid Cap Portfolio ("FMR(SM) Diversified Mid Cap", formerly Diversified Mid-Cap Series), ING Goldman Sachs Internet Tollkeeper(SM) Portfolio ("Goldman Sachs Internet Tollkeeper(SM)", formerly Internet Tollkeeper Series), ING Hard Assets Portfolio ("Hard Assets", formerly Hard Assets Series), ING International Portfolio, ("International", formerly International Equity Series), ING Janus Growth and Income Portfolio ("Janus Growth and Income", formerly Janus Growth and Income Series), ING Janus Special Equity Portfolio ("Janus Special Equity", formerly Special Situations Series), ING Jennison Equity Opportunities Portfolio ("Jennison Equity Opportunities", formerly Equity Opportunity Series), ING JPMorgan Fleming International Enhanced EAFE Portfolio ("JPMorgan Fleming International Enhanced EAFE", formerly International Enhanced EAFE Series), ING JPMorgan Fleming Small Cap Equity Portfolio ("JPMorgan Fleming Small Cap Equity", formerly JPMorgan Fleming Small Cap Series), ING Limited Maturity Bond Portfolio, ("Limited Maturity Bond", formerly Limited Maturity Bond Series), ING Liquid Assets Portfolio ("Liquid Assets"), ING Marsico Growth Portfolio ("Marsico Growth", formerly Growth Series), ING Mercury Focus Value Portfolio ("Mercury Focus Value", formerly Focus Value Series), ING Mercury Fundamental Growth Portfolio ("Mercury Fundamental Growth", formerly Fundamental Growth Focus Series), ING MFS Mid Cap Growth Portfolio ("MFS Mid Cap Growth", formerly Mid-Cap Growth Series), ING MFS Research Portfolio ("MFS Research", formerly Research Series), ING MFS Total Return Portfolio ("MFS Total Return", formerly Total Return Series), ING PIMCO Core Bond Portfolio ("PIMCO Core Bond", formerly Core Bond Series), ING Salomon Brothers All Cap Portfolio ("Salomon Brothers All Cap", formerly All Cap Series), ING Salomon Brothers Investors Portfolio ("Salomon Brothers Investors", formerly Investors Series), ING T. Rowe Price Capital Appreciation Portfolio ("T. Rowe Price Capital Appreciation", formerly Fully Managed Series), ING T. Rowe Price Equity Income Portfolio ("T. Rowe Price Equity Income", formerly Equity Income Series), ING UBS U.S. Balanced Portfolio ("UBS U.S. Balanced", formerly Asset Allocation Growth Series), ING Van Kampen Equity Growth Portfolio ("Van Kampen Equity Growth", formerly Equity Growth Series), ING Van Kampen Global Franchise ("Van Kampen Global Franchise", formerly Global Franchise Series), ING Van Kampen Growth and Income Portfolio ("Van Kampen Growth and Income", formerly Van Kampen Growth and Income Series) and ING Van Kampen Real Estate Portfolio ("Van Kampen Real Estate", formerly Real Estate Series).

All of the Portfolios are diversified except for the Salomon Brothers All Cap, Global Franchise, Hard Assets, JPMorgan Fleming International Enhanced EAFE, JPMorgan Fleming Small Cap Equity, Capital Guardian Managed Global, MFS Mid-Cap Growth, Van Kampen Real Estate and Janus Special Equity, which are non-diversified. All of the Series, except for UBS U.S. Balanced and Limited Maturity Bond offer three classes of shares, (Class S, Class A and Class I) each of which have equal rights as to class and voting privileges. Class A has exclusive voting rights, regarding the Rule 12b-1 distribution plan ("12b-1") and is the only class subject to 12b-1 plan expenses. The information presented in these financial statements pertains to all of the Portfolios except the Fund for Life Portfolio, which is presented under separate cover. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep N.V. ("ING"), Equitable Life Insurance Company of Iowa, and indirect wholly owned subsidiary of ING, Security Life of Denver, an indirect wholly owned subsidiary of ING, Southland Life Insurance Company, and indirect wholly owned subsidiary of ING, ReliaStar Life Insurance Company, an indirect wholly owned subsidiary of ING, United Life Annuities, a indirect wholly owned subsidiary of Golden American and ReliaStar Life Insurance Company of New York, a indirect wholly owned subsidiary of Golden

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   NOTES TO FINANCIAL STATEMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

American. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at the NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time such valuation is determined by each Portfolio's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolio's Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE.

      Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

      (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities

--------------------------------------------------------------------------------

      are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

      Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolios. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-date. Dividends from net investment income, if any, are declared daily and paid monthly by the Liquid Assets Portfolio. For all other Portfolios, net investment income, if any, will be declared and paid annually. Each portfolio distributes capital gains, to the extent available, annually.

F. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the agreement at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have

--------------------------------------------------------------------------------

      longer maturities. Each Portfolio will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. Securities Lending. Certain Portfolios have the option to temporarily loan up to 33 1/3% of its total assets in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities. Generally, in the event of counterparty default, the Portfolios have the right to use collateral to offset losses incurred. There would be potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leverage effect, which may intensify the credit, market and other risks associated with investing in a Fund.

                                      VALUE OF
                                     SECURITIES      VALUE OF
PORTFOLIO                              LOANED       COLLATERAL
---------                           ------------   ------------
ING AIM Capital Mid Cap Growth      $ 42,823,858   $ 44,190,678
ING Alliance Mid Cap Growth           85,008,009     88,879,954
ING Capital Guardian Large Cap
  Value                               85,630,240     88,355,445
ING Capital Guardian Managed
  Global                              45,116,326     47,065,847
ING Capital Guardian Small Cap        93,642,367     98,307,405
ING Eagle Asset Value Equity          37,474,150     38,709,503
ING International                     15,267,817     15,952,143
ING Janus Growth & Income             34,137,131     35,044,588
ING Janus Special Equity               4,881,773      5,055,771
ING Jennison Equity Opportunities     48,432,430     50,192,615
ING Limited Maturity Bond            170,418,957    173,937,715
ING Marsico Growth                   166,229,857    172,395,819
ING MFS Mid Cap Growth               158,803,930    164,089,578
ING MFS Research                     175,593,107    180,663,466
ING MFS Total Return                 289,222,128    298,826,261
ING PIMCO Core Bond                   10,453,255     10,690,887
ING Salomon Brothers All Cap          24,282,682     25,098,638
ING T. Rowe Price Capital
  Appreciation                       196,058,115    199,113,256
ING T. Rowe Price Equity Income       84,433,974     87,318,858
ING Van Kampen Growth & Income       166,174,316    171,809,608

J. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K. Swap Contracts. Certain portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A Swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended June 30, 2003, the cost of purchases and the proceeds from the sales of securities,

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   NOTES TO FINANCIAL STATEMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

excluding U.S. Government and short-term securities, were as follows:

                                    PURCHASES         SALES
                                 ---------------   ------------
AIM Capital Mid Cap Growth
  Portfolio                      $   135,925,204   $142,494,712
Alliance Mid Cap Growth
  Portfolio                          191,134,121    176,884,230
Capital Guardian Large Cap
  Value Portfolio                     75,612,993     27,408,905
Capital Guardian Managed Global
  Portfolio                           43,079,487     32,970,506
Capital Guardian Small Cap
  Portfolio                           78,415,276     72,027,917
Developing World Portfolio            28,079,879     29,264,704
Eagle Asset Value Equity
  Portfolio                           57,383,115     60,349,268
FMR(SM) Diversified Mid Cap
  Portfolio                           55,513,591     39,565,055
Goldman Sachs Internet
  Tollkeeper(SM) Portfolio            12,130,504      2,798,894
Hard Assets Portfolio                140,275,693    137,893,123
International Portfolio               89,200,795     85,862,045
Janus Growth and Income
  Portfolio                           56,214,056     10,364,521
Janus Special Equity Portfolio         8,307,834      5,580,313
Jennison Equity Opportunity
  Portfolio                          138,775,156    173,616,993
JPMorgan Fleming International
  Enhanced EAFE Portfolio              8,489,461        578,009
JPMorgan Fleming Small Cap
  Equity Portfolio                    17,402,592      2,676,143
Limited Maturity Bond Portfolio       18,222,098     40,372,197
Marsico Growth Portfolio             274,107,660    311,638,478
Mercury Focus Value Portfolio          4,477,017      2,226,753
Mercury Fundamental Growth
  Portfolio                            7,857,719      4,267,205
MFS Mid Cap Growth Portfolio         257,064,116    245,133,893
MFS Research Portfolio               221,519,213    246,468,385
MFS Total Return Portfolio           196,882,009    184,492,179
PIMCO Core Bond Portfolio            448,922,717    482,158,023
Salomon Brothers All Cap
  Portfolio                           31,032,475     29,598,260
Salomon Brothers Investors
  Portfolio                           24,224,284     25,360,263
T. Rowe Price Capital
  Appreciation Portfolio             116,725,805     90,295,657
T. Rowe Price Equity Income
  Portfolio                           49,319,202     17,938,418
UBS U.S. Balanced Portfolio           47,220,879     50,294,389
Van Kampen Equity Growth
  Portfolio                           17,590,843      7,686,834

                                   PURCHASES         SALES
                                ---------------   ------------
Van Kampen Global Franchise
  Portfolio                     $    17,688,001   $  1,433,537
Van Kampen Growth and Income
  Portfolio                         151,289,430    167,919,433
Van Kampen Real Estate
  Portfolio                          34,013,051     11,919,673

U.S. Government Securities not included above were as follows:

                                    PURCHASES         SALES
                                 ---------------   ------------
UBS U.S. Balanced Portfolio      $    23,151,697   $ 19,319,484
MFS Total Return Portfolio           201,734,434    163,317,904
Limited Maturity Bond Portfolio      177,789,905    150,390,499
PIMCO Core Bond Portfolio          1,244,093,234    982,746,501

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Directed Services, Inc. (the "Manager"), an indirect wholly owned subsidiary of ING, provides all of the Portfolios with advisory and administrative services under an Management Agreement (the "Agreement"). Under the Agreement, the Manager has overall responsibility for engaging portfolio managers and for monitoring and evaluating the management of the assets of each Portfolio by the portfolio managers. Portfolio managers have full investment discretion and make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Agreement, the Manager also is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Trust, including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend reimbursing, auditing and ordinary legal expenses. The Manager does not bear the expense of brokerage fees, taxes, interest, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. As compensation for its services under the Management Agreement, the Trust pays the manager a monthly fee (a "Unified Fee") based on the following annual rates of the average daily net assets of the Portfolios:

PORTFOLIO                      FEE
---------                      ---
                               (based on combined net assets of the
                               indicated Groups or Portfolios)
Alliance Mid Cap Growth and    0.85% of the first $250 million;
Marsico Growth                 0.80% of the next $400 million;
                               0.75% of the next $450 million; and
                               0.70% of the amount in excess of
                               $1.1 billion

--------------------------------------------------------------------------------

PORTFOLIO                      FEE
---------                      ---
Capital Guardian Large Cap     0.75% of the first $500 million;
Value                          0.70% of the next $250 million;
                               0.65% of the next $500 million;
                               and 0.60% in the amount in
                               excess of $1.25 billion
Capital Guardian Managed       1.00% of the first $500 million;
Global                         and 0.80% of the amount in
                               excess of $500 million
Capital Guardian Small Cap,    0.75% of the first $750 million
T. Rowe Price Equity Income,   in combined assets of these
Jennison Equity Opportunity,   Portfolios; 0.70% of the next
T. Rowe Price Capital          $1.25 billion; 0.65% of the next
Appreciation, Hard Assets,     $1.5 billion; and 0.60% of the
Van Kampen Real Estate, AIM    amount in excess of $3.5 billion
Mid Cap Growth, Eagle Asset
Value Equity, Van Kampen
Growth and Income
Developing World               1.50%
Goldman Sachs Internet         1.60% of the first $1 billion;
Tollkeeper(SM)                 and 1.50% of the amount in
                               excess of $1 billion
International                  1.00% of the first $500 million;
                               and 0.80% of the amount in
                               excess of $500 million
Janus Growth and Income and    0.85% of the first $250 million;
Janus Special Equity           0.80% of the next $400 million;
                               0.75% of the next $450 million;
                               and 0.70% of the amount in
                               excess of $1.1 billion
JPMorgan Fleming               1.00% of the first $50 million;
International Enhanced EAFE    0.95% of the next $200 million;
                               0.90% of the next $250 million;
                               and 0.85% thereafter
JPMorgan Fleming Small Cap     0.90% of the first $200 million;
Equity                         0.85% of the next $300 million;
                               0.80% of the next $250 million;
                               and 0.75% thereafter
Limited Maturity Bond and      0.35% of the first $200 million
Liquid Assets                  in combined assets of these
                               Portfolios; 0.30% of the next
                               $300 million; and 0.25% of the
                               amount in excess of $500 million
MFS Mid-Cap Growth, MFS        0.75% of the first $250 million
Research and MFS Total Return  in combined assets of these
                               Portfolios; 0.70% of the next
                               $400 million; 0.65% of the next
                               $450 million; and 0.60% of the
                               amount in excess of $1.1 billion
Mercury Focus Value and        0.80% of the first $500 million;
Mercury Fundamental Growth     0.75% of the next $250 million;
                               0.70% of the next $500 million;
                               0.65% of the next $750 million;
                               and 0.60% thereafter
PIMCO Core Bond                0.75% of the first $100 million;
                               0.65% of the next $100 million;
                               and 0.55% of the amount in
                               excess of $200 million

PORTFOLIO                      FEE
---------                      ---
Salomon Brothers All Cap and   0.75% of the first $500 million
Salomon Brothers Investors     in combined assets of these
Portfolios                     Portfolios; 0.70% of the next
                               $250 million; 0.65% of the next
                               $500 million; and 0.60% of the
                               amount in excess of $1.25
                               billion
UBS U.S. Balanced and FMR(SM)  0.75% of the first $500 million;
Diversified Mid Cap            0.70% of the next $250 million;
Portfolios                     0.65% of the next $500 million;
                               and 0.60% of the amount in
                               excess of $1.25 billion
Van Kampen Equity Growth       0.75% of the first $250 million;
                               0.70% of the next $250 million;
                               0.65% of the next $500 million;
                               and 0.60% thereafter
Van Kampen Global Franchise    1.00% of the first $250 million;
                               0.90% of the next $250 million;
                               and 0.75% thereafter

In connection with the Shareholder Services Agreement for both Class S and Class A, Management of the Trust has reduced the current management fee of those Portfolios that commenced operations prior to May 1, 2002 by 0.25%, the same amount as the new service fee. The above fees have been reduced by 0.25% for all Portfolios that commenced operations prior to May 1, 2002.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class S and Class A shares of each Portfolio of the Trust. The Agreement allows Directed Services, Inc. (the "Distributor") to make payments under the Agreement to insurance companies, broker-dealers or other financial intermediaries that provide services relating to each class of shares. Under the Agreement, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A and Class S, respectively. The Portfolios have accrued the 0.25% service fee for each class, listed in their Statements of Operations.

The Manager and the Trust have entered into Portfolio Management Agreements with the Portfolio Managers. These Portfolio Managers provide investment advice for the various Portfolios and are paid by the Manager based on the average daily net assets of the respective Portfolios. The Portfolio Managers of each of the Series are as follows (*related party Advisor):

SERIES                             PORTFOLIO MANAGER
------                             -----------------
AIM Capital Mid Cap Growth         AIM Capital Management
Alliance Mid Cap Growth            Alliance Capital Management L.P.
Capital Guardian Large Cap Value   Capital Guardian Trust Company

--------------------------------------------------------------------------------

SERIES                            PORTFOLIO MANAGER
------                            -----------------
Capital Guardian Managed Global   Capital Guardian Trust Company
Capital Guardian Small Cap        Capital Guardian Trust Company
Developing World                  Baring International Investment
                                  Limited*
Eagle Asset Value Equity          Eagle Asset Management, Inc.
FMR(SM) Diversified Mid Cap       Fidelity Management & Research
                                  Company
Goldman Sachs Internet            Goldman Sachs Asset Management,
 Tollkeeper(SM)                   L.P.
Hard Assets                       Baring International Investment
                                  Limited*
International                     ING Investments, LLC*
Janus Growth and Income           Janus Capital Management LLC
Janus Special Equity              Janus Capital Management LLC
Jennison Equity Opportunities     Jennison Associates LLC
JPMorgan Fleming International    J.P. Morgan Fleming Asset
 Enhanced EAFE                    Management (London) Limited
JPMorgan Fleming Small Cap        J.P. Morgan Fleming Asset
 Equity                           Management (USA) Inc.
Limited Maturity Bond             ING Investment Management LLC*

Liquid Assets                     ING Investment Management LLC*
Marsico Growth                    Marsico Capital Management, LLC
Mercury Focus Value               Mercury Advisors
Mercury Fundamental Growth        Mercury Advisors
MFS Mid Cap Growth                Massachusetts Financial Services
                                  Company
MFS Research                      Massachusetts Financial Services
                                  Company
MFS Total Return                  Massachusetts Financial Services
                                  Company
PIMCO Core Bond                   Pacific Investment Management
                                  Company LLC
Salomon Brothers All Cap          Salomon Brothers Asset
                                  Management
Salomon Brothers Investors        Salomon Brothers Asset
                                  Management
T. Rowe Price Capital             T. Rowe Price Associates, Inc.
 Appreciation
T. Rowe Price Equity Income       T. Rowe Price Associates, Inc.
UBS U.S. Balanced                 UBS Global Asset Management
                                  (Americas) Inc.
Van Kampen Equity Growth          Van Kampen
Van Kampen Global Franchise       Van Kampen
Van Kampen Growth and Income      Van Kampen
Van Kampen Real Estate            Van Kampen

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Manager may direct the Trust's portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will effect a recapture of a portion of the brokerage commissions (in the form of a credit to the Portfolio) to pay certain expenses of that Portfolio. Any amounts credited to the Series are reflected as a reimbursement of expenses in the Statements of Operations.

DSI has entered into a new sub-advisory agreement with Massachusetts Financial Services Company ("MFS"), the investment sub-advisor of the MFS Mid Cap Growth, MFS Research and MFS Total Return Portfolios, which became effective on January 1, 2002. The new sub-advisory agreement between DSI and MFS provides that the portfolio management fee paid to MFS will be calculated based upon the combined assets of the three Portfolios managed by MFS, which has resulted in lower total management fees. As a consequence of the savings realized by DSI under the new management agreement with MFS, DSI has voluntarily agreed to reimburse the Portfolios' managed by MFS a portion of the management fees previously paid to DSI which otherwise would have been paid to MFS. For the six months ended June 30, 2003, DSI reimbursed $34,826, $33,994 and $8,519 to the MFS Mid Cap Growth, MFS Research and MFS Total Return Portfolios, respectively. DSI is not obligated to reimburse these amounts and may choose not to do so in the future.

Effective May 1, 2002, each Portfolio, except for Limited Maturity Bond and UBS U.S. Balanced, has entered into a Compensation Rule 12b-1 distribution agreement (the "Agreement") with DSI on behalf of the Class A shares of the Portfolio. The Agreement provides that the Class A shares shall pay a 12b-1 distribution fee, for distribution services including payments to DSI, the Distributor, at an annual rate not to exceed 0.25% of the average daily net assets. For the six months ended June 30, 2003, Class A shares paid 12b-1 fees at a rate of 0.15% of average daily net assets.

The custodian for the Trust is The Bank of New York. The custodian is paid by the Manager and not the Trust.

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                                        CLASS S                       CLASS A
                                                              ----------------------------   -------------------------
                                                               SIX MONTHS                    SIX MONTHS
                                                                 ENDED        YEAR ENDED       ENDED      PERIOD ENDED
                                                                JUNE 30,     DECEMBER 31,     JUNE 30,    DECEMBER 31,
                                                                  2003           2002           2003        2002(1)
                                                               ----------    ------------    ----------   ------------
AIM CAPITAL MID CAP GROWTH PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                        548,307      38,837,454      33,465        9,725
Shares redeemed                                                    (76,928)    (43,178,444)     (1,941)          (9)
                                                              ------------   -------------    --------      -------
Net increase (decrease) in shares outstanding                      471,379      (4,340,990)     31,524        9,716
                                                              ============   =============    ========      =======
AIM CAPITAL MID CAP GROWTH PORTFOLIO($)
Shares sold                                                   $ 85,733,462   $ 405,078,417    $596,712      $88,600
Shares redeemed                                                (89,426,170)   (451,346,794)    (50,055)         (79)
                                                              ------------   -------------    --------      -------
Net increase (decrease)                                       $ (3,692,708)  $ (46,268,377)   $546,657      $88,521
                                                              ============   =============    ========      =======

                                                                        CLASS S                       CLASS A
                                                              ----------------------------   -------------------------
                                                               SIX MONTHS                    SIX MONTHS
                                                                 ENDED        YEAR ENDED       ENDED      PERIOD ENDED
                                                                JUNE 30,     DECEMBER 31,     JUNE 30,    DECEMBER 31,
                                                                  2003           2002           2003        2002(1)
                                                               ----------    ------------    ----------   ------------
ALLIANCE MID CAP GROWTH PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                     10,812,504      30,327,582      78,265        17,766
Shares redeemed                                                (10,154,588)    (34,721,627)     (5,643)          (24)
                                                              ------------   -------------    --------      --------
Net increase (decrease) in shares outstanding                      657,916      (4,394,045)     72,622        17,742
                                                              ============   =============    ========      ========
ALLIANCE MID CAP GROWTH PORTFOLIO($)
Shares sold                                                   $105,727,163   $ 275,964,544    $792,433      $163,823
Shares redeemed                                                (96,098,373)   (320,659,327)    (57,708)         (221)
                                                              ------------   -------------    --------      --------
Net increase (decrease)                                       $  9,628,790   $ (44,694,783)   $734,725      $163,602
                                                              ============   =============    ========      ========

------------------
(1) Commencement of operations of the Class A Shares is September 9, 2002.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

Transactions in capital shares and dollars were as follows:

                                                                        CLASS S                      CLASS A
                                                              ---------------------------   --------------------------
                                                               SIX MONTHS                   SIX MONTHS
                                                                 ENDED        YEAR ENDED       ENDED      PERIOD ENDED
                                                                JUNE 30,     DECEMBER 31,    JUNE 30,     DECEMBER 31,
                                                                  2003           2002          2003         2002(1)
                                                               ----------    ------------   ----------    ------------
CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO (NUMBER OF
  SHARES)
Shares sold                                                      7,362,835     15,994,187       520,097       44,299
Shares issued as reinvestment of dividends                              --         90,295            --           33
Shares redeemed                                                 (1,722,549)    (4,866,931)     (187,104)         (21)
                                                              ------------   ------------   -----------     --------
Net increase in shares outstanding                               5,640,286     11,217,551       332,993       44,311
                                                              ============   ============   ===========     ========
CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO($)
Shares sold                                                   $ 62,835,516   $138,682,086   $ 4,173,153     $357,023
Shares issued as reinvestment of dividends                              --        707,912            --          262
Shares redeemed                                                (12,465,892)   (39,476,836)   (1,444,266)        (166)
                                                              ------------   ------------   -----------     --------
Net increase                                                  $ 50,369,624   $ 99,913,162   $ 2,728,887     $357,119
                                                              ============   ============   ===========     ========

                                                                        CLASS S                       CLASS A
                                                              ----------------------------   -------------------------
                                                               SIX MONTHS                    SIX MONTHS
                                                                 ENDED        YEAR ENDED       ENDED      PERIOD ENDED
                                                                JUNE 30,     DECEMBER 31,     JUNE 30,    DECEMBER 31,
                                                                  2003           2002           2003        2002(1)
                                                               ----------    ------------    ----------   ------------
CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                      3,432,456      44,250,323      47,925        7,231
Shares issued as reinvestment of dividends                              --          37,348          --           --
Shares redeemed                                                 (2,002,536)    (41,433,303)     (3,673)          (8)
                                                              ------------   -------------    --------      -------
Net increase in shares outstanding                               1,429,920       2,854,368      44,252        7,223
                                                              ============   =============    ========      =======
CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO($)
Shares sold                                                   $ 26,583,311   $ 439,910,071    $403,136      $61,545
Shares issued as reinvestment of dividends                              --         311,110          --           --
Shares redeemed                                                (13,532,483)   (414,510,971)    (31,932)         (68)
                                                              ------------   -------------    --------      -------
Net increase                                                  $ 13,050,828   $  25,710,210    $371,204      $61,477
                                                              ============   =============    ========      =======

------------------
(1) Commencement of operations of the Class A Shares is September 9, 2002.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

                                                                        CLASS S                       CLASS A
                                                              ----------------------------   -------------------------
                                                               SIX MONTHS                    SIX MONTHS
                                                                 ENDED        YEAR ENDED       ENDED      PERIOD ENDED
                                                                JUNE 30,     DECEMBER 31,     JUNE 30,    DECEMBER 31,
                                                                  2003           2002           2003        2002(1)
                                                               ----------    ------------    ----------   ------------
CAPITAL GUARDIAN SMALL CAP PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                     12,906,987      88,136,422      97,819        42,081
Shares issued as reinvestment of dividends                              --          71,422          --             1
Shares redeemed                                                (12,120,115)    (90,676,848)     (1,545)          (50)
                                                              ------------   -------------    --------      --------
Net increase (decrease) in shares outstanding                      786,872      (2,469,004)     96,274        42,032
                                                              ============   =============    ========      ========
CAPITAL GUARDIAN SMALL CAP PORTFOLIO($)
Shares sold                                                   $104,205,611   $ 834,408,948    $814,838      $330,182
Shares issued as reinvestment of dividends                              --         559,949          --             4
Shares redeemed                                                (95,550,082)   (850,020,284)    (13,182)         (390)
                                                              ------------   -------------    --------      --------
Net increase (decrease)                                       $  8,655,529   $ (15,051,387)   $801,656      $329,796
                                                              ============   =============    ========      ========

                                                                        CLASS S                      CLASS A
                                                              ---------------------------   -------------------------
                                                               SIX MONTHS                   SIX MONTHS
                                                                 ENDED        YEAR ENDED      ENDED      PERIOD ENDED
                                                                JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                                  2003           2002          2003        2002(1)
                                                               ----------    ------------   ----------   ------------
EAGLE ASSET VALUE EQUITY PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                      1,457,678      7,138,414      41,434         9,069
Shares issued as reinvestment of dividends                              --        104,402          --            50
Shares redeemed                                                 (2,162,871)    (6,542,040)     (8,551)           (9)
                                                              ------------   ------------   ---------      --------
Net increase (decrease) in shares outstanding                     (705,193)       700,776      32,883         9,110
                                                              ============   ============   =========      ========
EAGLE ASSET VALUE EQUITY PORTFOLIO ($)
Shares sold                                                   $ 19,131,697   $103,195,049   $ 538,994      $119,918
Shares issued as reinvestment of dividends                              --      1,357,227          --           656
Shares redeemed                                                (27,873,368)   (92,490,390)   (112,392)         (119)
                                                              ------------   ------------   ---------      --------
Net increase (decrease)                                       $ (8,741,671)  $ 12,061,886   $ 426,602      $120,455
                                                              ============   ============   =========      ========

------------------
(1) Commencement of operations of the Class A Shares is September 9, 2002.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

Transactions in capital shares and dollars were as follows:

                                                                        CLASS S                       CLASS A
                                                              ----------------------------   --------------------------
                                                               SIX MONTHS                    SIX MONTHS
                                                                 ENDED        YEAR ENDED        ENDED      PERIOD ENDED
                                                                JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                                                  2003           2002           2003         2002(1)
                                                               ----------    ------------    ----------    ------------
DEVELOPING WORLD PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                      2,987,508      35,212,691        66,528       14,047
Shares redeemed                                                 (3,338,191)    (35,861,842)       (1,709)         (16)
                                                              ------------   -------------   -----------     --------
Net increase (decrease) in shares outstanding                     (350,683)       (649,151)       64,819       14,031
                                                              ============   =============   ===========     ========
DEVELOPING WORLD PORTFOLIO($)
Shares sold                                                   $ 22,677,685   $ 257,907,615   $   419,489     $ 91,214
Shares redeemed                                                (24,545,292)   (263,006,266)      (11,172)        (102)
                                                              ------------   -------------   -----------     --------
Net increase (decrease)                                       $ (1,867,607)  $  (5,098,651)  $   408,317     $ 91,112
                                                              ============   =============   ===========     ========

                                                                       CLASS S                      CLASS A
                                                              --------------------------   -------------------------
                                                              SIX MONTHS                   SIX MONTHS
                                                                 ENDED       YEAR ENDED      ENDED      PERIOD ENDED
                                                               JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                                 2003           2002          2003        2002(1)
                                                              ----------    ------------   ----------   ------------
FMR(SM) DIVERSIFIED MID CAP PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                     2,468,190     6,863,558       164,031       30,367
Shares issued as reinvestment of dividends                             --        30,602            --           26
Shares redeemed                                                  (507,713)     (956,359)      (12,880)         (15)
                                                              -----------   -----------    ----------     --------
Net increase in shares outstanding                              1,960,477     5,937,801       151,151       30,378
                                                              ===========   ===========    ==========     ========
FMR(SM) DIVERSIFIED MID CAP PORTFOLIO($)
Shares sold                                                   $18,620,329   $58,462,974    $1,243,526     $229,644
Shares issued as reinvestment of dividends                             --       228,289            --          193
Shares redeemed                                                (3,649,620)   (7,546,053)      (99,902)        (112)
                                                              -----------   -----------    ----------     --------
Net increase                                                  $14,970,709   $51,145,210    $1,143,624     $229,725
                                                              ===========   ===========    ==========     ========

------------------
(1) Commencement of operations of the Class A Shares is September 9, 2002.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

                                                                       CLASS S                      CLASS A
                                                              --------------------------   -------------------------
                                                              SIX MONTHS                   SIX MONTHS
                                                                 ENDED       YEAR ENDED      ENDED      PERIOD ENDED
                                                               JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                                 2003           2002          2003        2002(1)
                                                              ----------    ------------   ----------   ------------
GOLDMAN SACHS INTERNET TOLLKEEPER(SM) PORTFOLIO (NUMBER OF
  SHARES)
Shares sold                                                     2,345,214     3,257,919       89,058       13,424
Shares redeemed                                                  (513,702)   (1,271,285)      (2,413)         (23)
                                                              -----------   -----------     --------      -------
Net increase in shares outstanding                              1,831,512     1,986,634       86,645       13,401
                                                              ===========   ===========     ========      =======
GOLDMAN SACHS INTERNET TOLLKEEPER(SM) PORTFOLIO($)
Shares sold                                                   $12,380,965   $16,754,454     $470,095      $67,046
Shares redeemed                                                (2,707,754)   (6,123,020)     (13,063)        (114)
                                                              -----------   -----------     --------      -------
Net increase                                                  $ 9,673,211   $10,631,434     $457,032      $66,932
                                                              ===========   ===========     ========      =======

                                                                        CLASS S                      CLASS A
                                                              ---------------------------   -------------------------
                                                               SIX MONTHS                   SIX MONTHS
                                                                 ENDED        YEAR ENDED      ENDED      PERIOD ENDED
                                                                JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                                  2003           2002          2003        2002(1)
                                                               ----------    ------------   ----------   ------------
HARD ASSETS PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                      3,182,384      9,924,814      64,305        10,825
Shares issued as reinvestment of dividends                              --         40,409          --            30
Shares redeemed                                                 (3,107,224)    (6,351,692)     (3,745)           (4)
                                                              ------------   ------------    --------      --------
Net increase in shares outstanding                                  75,160      3,613,531      60,560        10,851
                                                              ============   ============    ========      ========
HARD ASSETS PORTFOLIO($)
Shares sold                                                   $ 31,470,933   $104,942,954    $635,245      $105,175
Shares issued as reinvestment of dividends                              --        395,204          --           295
Shares redeemed                                                (30,436,134)   (65,436,573)    (36,872)          (36)
                                                              ------------   ------------    --------      --------
Net increase                                                  $  1,034,799   $ 39,901,585    $598,373      $105,434
                                                              ============   ============    ========      ========

------------------
(1) Commencement of operations of the Class A Shares is September 9, 2002.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

Transactions in capital shares and dollars were as follows:

                                                                         CLASS S                       CLASS A
                                                              -----------------------------   -------------------------
                                                               SIX MONTHS                     SIX MONTHS
                                                                  ENDED        YEAR ENDED       ENDED      PERIOD ENDED
                                                                JUNE 30,      DECEMBER 31,     JUNE 30,    DECEMBER 31,
                                                                  2003            2002           2003        2002(1)
                                                               ----------     ------------    ----------   ------------
INTERNATIONAL PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                      23,643,291      88,211,243      279,858       38,028
Shares issued as reinvestment of dividends                               --         176,897           --          262
Shares redeemed                                                 (24,646,821)     88,783,231       (2,920)         (48)
                                                              -------------   -------------   ----------     --------
Net increase (decrease) in shares outstanding                    (1,003,530)    177,171,371      276,938       38,242
                                                              =============   =============   ==========     ========
INTERNATIONAL PORTFOLIO($)
Shares sold                                                   $ 158,974,653   $ 685,287,550   $1,634,664     $262,887
Shares issued as reinvestment of dividends                               --       1,208,205           --        1,793
Shares redeemed                                                (165,389,702)   (693,985,900)     (20,519)        (333)
                                                              -------------   -------------   ----------     --------
Net increase (decrease)                                       $  (6,415,049)  $  (7,490,145)  $1,614,145     $264,347
                                                              =============   =============   ==========     ========

                                                                       CLASS S                      CLASS A
                                                              --------------------------   -------------------------
                                                              SIX MONTHS                   SIX MONTHS
                                                                 ENDED       YEAR ENDED      ENDED      PERIOD ENDED
                                                               JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                                 2003           2002          2003        2002(1)
                                                              ----------    ------------   ----------   ------------
JANUS GROWTH & INCOME PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                     5,284,573      9,459,152      476,305       82,517
Shares issued as reinvestment of dividends                             --         72,324           --          179
Shares redeemed                                                  (244,274)    (1,802,105)     (70,633)         (64)
                                                              -----------   ------------   ----------     --------
Net increase in shares outstanding                              5,040,299      7,729,371      405,672       82,632
                                                              ===========   ============   ==========     ========
JANUS GROWTH & INCOME PORTFOLIO ($)
Shares sold                                                   $38,561,472   $ 76,885,970   $3,523,187     $611,173
Shares issued as reinvestment of dividends                             --        527,248           --        1,305
Shares redeemed                                                (1,720,211)   (14,061,760)    (522,504)        (470)
                                                              -----------   ------------   ----------     --------
Net increase                                                  $36,841,261   $ 63,351,458   $3,000,683     $612,008
                                                              ===========   ============   ==========     ========

------------------
(1) Commencement of operations of the Class A Shares is September 9, 2002.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

                                                                       CLASS S                      CLASS A
                                                              --------------------------   -------------------------
                                                              SIX MONTHS                   SIX MONTHS
                                                                 ENDED       YEAR ENDED      ENDED      PERIOD ENDED
                                                               JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                                 2003           2002          2003        2002(1)
                                                              ----------    ------------   ----------   ------------
JANUS SPECIAL EQUITY PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                        23,602     1,429,711      718,276       10,465
Shares redeemed                                                    (6,849)   (1,038,635)    (217,772)         (16)
                                                              -----------   -----------    ---------      -------
Net increase (decrease) in shares outstanding                      16,753       391,076      500,504       10,449
                                                              ===========   ===========    =========      =======
JANUS SPECIAL EQUITY PORTFOLIO($)
Shares sold                                                   $ 5,091,620   $11,468,548    $ 163,931      $66,537
Shares redeemed                                                (1,409,021)   (7,720,456)     (47,066)        (102)
                                                              -----------   -----------    ---------      -------
Net increase (decrease)                                       $ 3,682,599   $ 3,748,092    $ 116,865      $66,435
                                                              ===========   ===========    =========      =======

                                                                        CLASS S                       CLASS A
                                                              ----------------------------   -------------------------
                                                               SIX MONTHS                    SIX MONTHS
                                                                 ENDED        YEAR ENDED       ENDED      PERIOD ENDED
                                                                JUNE 30,     DECEMBER 31,     JUNE 30,    DECEMBER 31,
                                                                  2003           2002           2003        2002(1)
                                                               ----------    ------------    ----------   ------------
JENNISON EQUITY OPPORTUNITIES PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                      3,260,791      13,798,975      55,161        4,346
Shares issued as reinvestment of dividends                              --          44,279          --           --
Shares redeemed                                                 (5,720,156)    (16,929,009)     (1,282)          (6)
                                                              ------------   -------------    --------      -------
Net increase (decrease) in shares outstanding                   (2,459,365)     (3,085,755)     53,879        4,340
                                                              ============   =============    ========      =======
JENNISON EQUITY OPPORTUNITIES PORTFOLIO($)
Shares sold                                                   $ 32,337,499   $ 148,570,497    $559,883      $43,776
Shares issued as reinvestment of dividends                              --         447,223          --            2
Shares redeemed                                                (57,241,621)   (180,470,675)    (13,236)         (61)
                                                              ------------   -------------    --------      -------
Net increase (decrease)                                       $(24,904,122)  $ (31,452,955)   $546,647      $43,717
                                                              ============   =============    ========      =======

------------------
(1) Commencement of operations of the Class A Shares is September 9, 2002.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

Transactions in capital shares and dollars were as follows:

                                                                       CLASS S                      CLASS A
                                                              --------------------------   -------------------------
                                                              SIX MONTHS                   SIX MONTHS
                                                                 ENDED       YEAR ENDED      ENDED      PERIOD ENDED
                                                               JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                                 2003           2002          2003        2002(1)
                                                              ----------    ------------   ----------   ------------
JP MORGAN FLEMING ENHANCED INTERNATIONAL EAFE PORTFOLIO
  (NUMBER OF SHARES)
Shares sold                                                     1,752,440      2,595,024      93,982        21,018
Shares issued as reinvestment of dividends                             --          2,953          --            24
Shares redeemed                                                  (907,948)    (1,493,939)     (2,665)          (33)
                                                              -----------   ------------    --------      --------
Net increase in shares outstanding                                844,492      1,104,038      91,317        21,009
                                                              ===========   ============    ========      ========
JP MORGAN FLEMING ENHANCED INTERNATIONAL EAFE PORTFOLIO($)
Shares sold                                                   $14,258,659   $ 23,523,434    $788,488      $175,597
Shares issued as reinvestment of dividends                             --         24,213          --           200
Shares redeemed                                                (7,165,862)   (13,290,402)    (22,770)         (277)
                                                              -----------   ------------    --------      --------
Net increase                                                  $ 7,092,797   $ 10,257,245    $765,718      $175,520
                                                              ===========   ============    ========      ========

                                                                       CLASS S                      CLASS A
                                                              --------------------------   -------------------------
                                                              SIX MONTHS                   SIX MONTHS
                                                                 ENDED       YEAR ENDED      ENDED      PERIOD ENDED
                                                               JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                                 2003           2002          2003        2002(1)
                                                              ----------    ------------   ----------   ------------
JP MORGAN FLEMING SMALL CAP EQUITY PORTFOLIO (NUMBER OF
  SHARES)
Shares sold                                                     1,791,862     1,763,846       340,942       65,762
Shares redeemed                                                  (162,575)      (65,458)      (10,537)         (23)
                                                              -----------   -----------    ----------     --------
Net increase in shares outstanding                              1,629,287     1,698,388       330,405       65,739
                                                              ===========   ===========    ==========     ========
JP MORGAN FLEMING SMALL CAP EQUITY PORTFOLIO($)
Shares sold                                                   $14,516,595   $15,548,461    $2,683,850     $529,718
Shares redeemed                                                (1,366,207)     (557,100)      (85,557)        (184)
                                                              -----------   -----------    ----------     --------
Net increase                                                  $13,150,388   $14,991,361    $2,598,293     $529,534
                                                              ===========   ===========    ==========     ========

------------------
(1) Commencement of operations of the Class A Shares is September 9, 2002.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

                                                                        CLASS S
                                                              ----------------------------
                                                               SIX MONTHS
                                                                 ENDED        YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
                                                                  2003           2002
                                                               ----------    ------------
LIMITED MATURITY PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                      8,838,470      25,326,306
Shares issued as reinvestment of dividends                              --       1,709,212
Shares redeemed                                                 (7,518,556)    (15,562,319)
                                                              ------------   -------------
Net increase in shares outstanding                               1,319,914      11,473,199
                                                              ============   =============
LIMITED MATURITY PORTFOLIO($)
Shares sold                                                   $101,807,277   $ 287,676,506
Shares issued as reinvestment of dividends                              --      19,467,929
Shares redeemed                                                (86,602,017)   (175,701,900)
                                                              ------------   -------------
Net increase                                                  $ 15,205,260   $ 131,442,535
                                                              ============   =============

                                                                           CLASS S                         CLASS A
                                                              ---------------------------------   --------------------------
                                                                SIX MONTHS                        SIX MONTHS
                                                                   ENDED          YEAR ENDED         ENDED      PERIOD ENDED
                                                                 JUNE 30,        DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                   2003              2002            2003         2002(1)
                                                                ----------       ------------     ----------    ------------
LIQUID ASSETS PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                       969,747,723     6,195,652,071     8,071,993     3,360,680
Shares issued as reinvestment of dividends                          5,839,286        16,084,029         9,841         2,230
Shares redeemed                                                (1,129,968,580)   (6,246,609,934)   (3,119,456)   (1,552,984)
                                                              ---------------   ---------------   -----------   -----------
Net increase (decrease) in shares outstanding                    (154,381,571)      (34,873,834)    4,962,378     1,809,926
                                                              ===============   ===============   ===========   ===========
LIQUID ASSETS PORTFOLIO($)
Shares sold                                                   $   969,450,122   $ 6,195,652,071   $ 8,079,993   $ 3,360,680
Shares issued as reinvestment of dividends                          3,858,898        16,084,029         9,841         2,230
Shares redeemed                                                (1,125,129,526)   (6,246,609,934)   (3,119,456)   (1,552,984)
                                                              ---------------   ---------------   -----------   -----------
Net increase (decrease)                                       $  (151,820,506)  $   (34,873,834)  $ 4,970,378   $ 1,809,926
                                                              ===============   ===============   ===========   ===========

------------------
(1) Commencement of operations of the Class A Shares is September 9, 2002.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

Transactions in capital shares and dollars were as follows:

                                                                   CLASS S                        CLASS A              CLASS I
                                                        ------------------------------   -------------------------   ------------
                                                         SIX MONTHS                      SIX MONTHS
                                                           ENDED         YEAR ENDED        ENDED      PERIOD ENDED   PERIOD ENDED
                                                          JUNE 30,      DECEMBER 31,      JUNE 30,    DECEMBER 31,     JUNE 30,
                                                            2003            2002            2003        2002(1)        2003(2)
                                                         ----------     ------------     ----------   ------------   ------------
MARSICO GROWTH PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                5,868,977        84,210,343      272,181       10,509         2,794
Shares redeemed                                           (7,090,791)     (100,622,026)      (1,907)         (15)          (39)
                                                        ------------   ---------------   ----------     --------       -------
Net increase (decrease) in shares outstanding             (1,221,814)      (16,411,683)     270,274       10,494         2,755
                                                        ============   ===============   ==========     ========       =======
MARSICO GROWTH PORTFOLIO($)
Shares sold                                             $ 59,797,589   $   931,218,558   $2,824,549     $107,317       $31,249
Shares redeemed                                          (69,959,315)   (1,109,198,057)     (20,053)        (155)         (423)
                                                        ------------   ---------------   ----------     --------       -------
Net increase (decrease)                                 $(10,161,726)  $  (177,979,499)  $2,804,496     $107,162       $30,826
                                                        ============   ===============   ==========     ========       =======

                                                                     CLASS S                      CLASS A
                                                            --------------------------   -------------------------
                                                            SIX MONTHS                   SIX MONTHS
                                                               ENDED       YEAR ENDED      ENDED      PERIOD ENDED
                                                             JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                               2003           2002          2003        2002(1)
                                                            ----------    ------------   ----------   ------------
MERCURY FOCUS VALUE PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                     578,990     1,044,882       27,538        6,923
Shares redeemed                                                (119,868)      (92,882)      (1,668)          (5)
                                                            -----------    ----------     --------      -------
Net increase in shares outstanding                              459,122       952,000       25,870        6,918
                                                            ===========    ==========     ========      =======
MERCURY FOCUS VALUE PORTFOLIO($)
Shares sold                                                 $ 5,128,692    $9,453,440     $242,591      $59,785
Shares redeemed                                              (1,061,158)     (731,049)     (15,312)         (39)
                                                            -----------    ----------     --------      -------
Net increase                                                $ 4,067,534    $8,722,391     $227,279      $59,746
                                                            ===========    ==========     ========      =======

------------------
(1) Commencement of operations of the Class A Shares is September 9, 2002.
(2) Commencement of operations of the Class I Shares is May 2, 2003.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

                                                                      CLASS S                     CLASS A
                                                             -------------------------   -------------------------
                                                             SIX MONTHS                  SIX MONTHS
                                                               ENDED       YEAR ENDED      ENDED      PERIOD ENDED
                                                              JUNE 30,    DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                                2003          2002          2003        2002(1)
                                                             ----------   ------------   ----------   ------------
MERCURY FUNDAMENTAL GROWTH PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                     548,307       639,239       33,465        14,626
Shares redeemed                                                 (76,928)      (48,576)      (1,941)          (19)
                                                             ----------    ----------     --------      --------
Net increase in shares outstanding                              471,379       590,663       31,524        14,607
                                                             ==========    ==========     ========      ========
MERCURY FUNDAMENTAL GROWTH PORTFOLIO($)
Shares sold                                                  $4,408,919    $5,788,319     $267,649      $122,855
Shares redeemed                                                (643,995)     (414,799)     (16,186)         (158)
                                                             ----------    ----------     --------      --------
Net increase                                                 $3,764,924    $5,373,520     $251,463      $122,697
                                                             ==========    ==========     ========      ========

                                                                    CLASS S                       CLASS A              CLASS I
                                                         -----------------------------   -------------------------   ------------
                                                          SIX MONTHS                     SIX MONTHS
                                                             ENDED        YEAR ENDED       ENDED      PERIOD ENDED   PERIOD ENDED
                                                           JUNE 30,      DECEMBER 31,     JUNE 30,    DECEMBER 31,     JUNE 30,
                                                             2003            2002           2003        2002(1)        2003(2)
                                                          ----------     ------------    ----------   ------------   ------------
MFS MID-CAP GROWTH PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                 20,746,379      71,754,036      364,654       76,994         305,926
Shares redeemed                                            (20,073,753)    (79,765,731)     (23,428)         (15)        (69,187)
                                                         -------------   -------------   ----------     --------      ----------
Net increase (decrease) in shares outstanding                  672,626      (8,011,695)     341,226       76,979         236,739
                                                         =============   =============   ==========     ========      ==========
MFS MID-CAP GROWTH PORTFOLIO($)
Shares sold                                              $ 155,893,197   $ 682,864,193   $2,872,244     $567,936      $2,426,337
Shares redeemed                                           (151,468,181)   (738,203,820)    (191,375)        (115)       (595,786)
                                                         -------------   -------------   ----------     --------      ----------
Net increase (decrease)                                  $   4,425,016   $ (55,339,627)  $2,680,869     $567,821      $1,830,551
                                                         =============   =============   ==========     ========      ==========

------------------
(1) Commencement of operations of the Class A Shares is September 9, 2002.
(2) Commencement of operations of Class I Shares is May 2, 2003.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

Transactions in capital shares and dollars were as follows:

                                                                    CLASS S                       CLASS A              CLASS I
                                                         -----------------------------   -------------------------   ------------
                                                          SIX MONTHS                     SIX MONTHS
                                                             ENDED        YEAR ENDED       ENDED      PERIOD ENDED   PERIOD ENDED
                                                           JUNE 30,      DECEMBER 31,     JUNE 30,    DECEMBER 31,     JUNE 30,
                                                             2003            2002           2003        2002(1)        2003(2)
                                                          ----------     ------------    ----------   ------------   ------------
MFS RESEARCH PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                  7,043,604      13,018,579      55,720        28,041         5,017
Shares issued as reinvestment of dividends                          --         237,130          --            37            --
Shares redeemed                                             (8,955,499)    (20,604,331)     (4,057)          (17)          (88)
                                                         -------------   -------------    --------      --------       -------
Net increase (decrease) in shares outstanding               (1,911,895)     (7,348,622)     51,663        28,061         4,929
                                                         =============   =============    ========      ========       =======
MFS RESEARCH PORTFOLIO($)
Shares sold                                              $  84,104,760   $ 169,719,192    $693,381      $338,793       $62,701
Shares issued as reinvestment of dividends                          --       2,871,638          --           449            --
Shares redeemed                                           (106,017,901)   (268,881,631)    (49,454)         (206)       (1,145)
                                                         -------------   -------------    --------      --------       -------
Net increase (decrease)                                  $ (21,913,141)  $ (96,290,801)   $643,927      $339,036       $61,556
                                                         =============   =============    ========      ========       =======

                                                                    CLASS S                       CLASS A              CLASS I
                                                          ----------------------------   -------------------------   ------------
                                                           SIX MONTHS                    SIX MONTHS
                                                             ENDED        YEAR ENDED       ENDED      PERIOD ENDED   PERIOD ENDED
                                                            JUNE 30,     DECEMBER 31,     JUNE 30,    DECEMBER 31,     JUNE 30,
                                                              2003           2002           2003        2002(1)        2003(2)
                                                           ----------    ------------    ----------   ------------   ------------
MFS TOTAL RETURN PORTFOLIO
  (NUMBER OF SHARES)
Shares sold                                                  4,717,745      16,120,072      524,334        67,246        63,807
Shares issued as reinvestment of dividends                          --       1,628,217           --         1,257            --
Shares redeemed                                             (2,564,712)    (11,209,999)     (16,594)       (3,347)       (3,368)
                                                          ------------   -------------   ----------    ----------      --------
Net increase in shares outstanding                           2,153,033       6,538,290      507,740        65,156        60,439
                                                          ============   =============   ==========    ==========      ========
MFS TOTAL RETURN PORTFOLIO($)
Shares sold                                               $ 72,477,602   $ 253,184,222   $7,979,167    $1,025,190      $976,426
Shares issued as reinvestment of dividends                          --      24,325,572           --        18,799            --
Shares redeemed                                            (38,211,858)   (172,147,266)    (248,166)      (50,811)      (51,753)
                                                          ------------   -------------   ----------    ----------      --------
Net increase                                              $ 34,265,744   $ 105,362,528   $7,731,001    $  993,178      $924,673
                                                          ============   =============   ==========    ==========      ========

------------------
(1) Commencement of operations of the Class A Shares is September 9, 2002.
(2) Commencement of operations of Class I Shares is May 2, 2003.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

                                                                        CLASS S                      CLASS A
                                                              ---------------------------   --------------------------
                                                               SIX MONTHS                   SIX MONTHS
                                                                 ENDED        YEAR ENDED       ENDED      PERIOD ENDED
                                                                JUNE 30,     DECEMBER 31,    JUNE 30,     DECEMBER 31,
                                                                  2003           2002          2003         2002(1)
                                                               ----------    ------------   ----------    ------------
PIMCO CORE BOND PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                     15,460,944     32,432,207     1,008,998        94,733
Shares issued as reinvestment of dividends                              --        968,373            --         1,653
Shares redeemed                                                 (4,983,113)    (3,777,742)      (59,813)          (12)
                                                              ------------   ------------   -----------    ----------
Net increase in shares outstanding                              10,477,831     29,622,838       949,185        96,374
                                                              ============   ============   ===========    ==========
PIMCO CORE BOND PORTFOLIO($)
Shares sold                                                   $162,727,825   $330,552,441   $10,681,640    $  988,222
Shares issued as reinvestment of dividends                              --     10,012,982            --        17,110
Shares redeemed                                                (53,335,256)   (38,199,294)     (629,335)         (130)
                                                              ------------   ------------   -----------    ----------
Net increase                                                  $109,392,569   $302,366,129   $10,052,305    $1,005,202
                                                              ============   ============   ===========    ==========

                                                                        CLASS S                      CLASS A
                                                              ---------------------------   -------------------------
                                                               SIX MONTHS                   SIX MONTHS
                                                                 ENDED        YEAR ENDED      ENDED      PERIOD ENDED
                                                                JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                                  2003           2002          2003        2002(1)
                                                               ----------    ------------   ----------   ------------
SALOMON BROTHERS ALL CAP PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                      4,852,906      9,751,110      174,509       21,679
Shares issued as reinvestment of dividends                              --         74,842           --           18
Shares redeemed                                                 (2,298,159)    (6,905,219)      (2,281)         (18)
                                                              ------------   ------------   ----------     --------
Net increase in shares outstanding                               2,554,747      2,920,733      172,228       21,679
                                                              ============   ============   ==========     ========
SALOMON BROTHERS ALL CAP PORTFOLIO($)
Shares sold                                                   $ 45,479,115   $102,252,037   $1,567,536     $187,211
Shares issued as reinvestment of dividends                              --        647,387           --          161
Shares redeemed                                                (20,465,118)   (65,665,447)     (20,693)        (154)
                                                              ------------   ------------   ----------     --------
Net increase                                                  $ 25,013,997   $ 37,233,977   $1,546,843     $187,218
                                                              ============   ============   ==========     ========

------------------
(1) Commencement of operations of the Class A Shares is September 9, 2002.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

Transactions in capital shares and dollars were as follows:

                                                                     CLASS S                      CLASS A              CLASS I
                                                            --------------------------   -------------------------   ------------
                                                            SIX MONTHS                   SIX MONTHS
                                                               ENDED       YEAR ENDED      ENDED      PERIOD ENDED   PERIOD ENDED
                                                             JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,     JUNE 30,
                                                               2003           2002          2003        2002(1)        2003(2)
                                                            ----------    ------------   ----------   ------------   ------------
SALOMON BROTHERS INVESTORS PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                   1,291,050      3,900,813      21,317        38,191           584
Shares issued as reinvestment of dividends                           --         97,288          --           110            --
Shares redeemed                                              (1,184,960)    (1,283,548)     (1,583)          (59)           --
                                                            -----------   ------------    --------      --------        ------
Net increase in shares outstanding                              106,090      2,714,553      19,734        38,242           584
                                                            ===========   ============    ========      ========        ======
SALOMON BROTHERS INVESTORS PORTFOLIO($)
Shares sold                                                 $10,849,063   $ 37,235,027    $178,722      $306,341        $5,369
Shares issued as reinvestment of dividends                           --        794,844          --           901            --
Shares redeemed                                              (9,342,384)   (10,863,999)    (13,560)         (482)           --
                                                            -----------   ------------    --------      --------        ------
Net increase                                                $ 1,506,679   $ 27,165,872    $165,162      $306,760        $5,369
                                                            ===========   ============    ========      ========        ======

                                                                     CLASS S                      CLASS A              CLASS I
                                                           ---------------------------   -------------------------   ------------
                                                            SIX MONTHS                   SIX MONTHS
                                                              ENDED        YEAR ENDED      ENDED      PERIOD ENDED   PERIOD ENDED
                                                             JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,     JUNE 30,
                                                               2003           2002          2003        2002(1)        2003(3)
                                                            ----------    ------------   ----------   ------------   ------------
T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (NUMBER OF
  SHARES)
Shares sold                                                   4,790,255     21,599,979      391,924       53,605       1,787,474
Shares issued as reinvestment of dividends                           --      1,499,184           --        1,057              --
Shares redeemed                                              (3,578,425)    (4,368,955)     (17,622)      (1,971)       (438,962)
                                                           ------------   ------------   ----------     --------     -----------
Net increase in shares outstanding                            1,211,830     18,730,208      374,302       52,691       1,348,512
                                                           ============   ============   ==========     ========     ===========
T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO($)
Shares sold                                                $ 82,063,637   $388,890,199   $6,740,233     $938,156     $31,631,862
Shares issued as reinvestment of dividends                           --     25,785,958           --       18,201              --
Shares redeemed                                             (59,571,137)   (75,037,379)    (299,814)     (33,944)     (7,731,648)
                                                           ------------   ------------   ----------     --------     -----------
Net increase                                               $ 22,492,500   $339,638,778   $6,440,419     $922,413     $23,900,214
                                                           ============   ============   ==========     ========     ===========

------------------
(1) Commencement of operations of the Class A Shares is September 9, 2002.
(2) Commencement of operations for the Class I Shares of the Salomon Brothers Investors Portfolio is June 24, 2003.
(3) Commencement of operations of the Class I Shares of the T. Rowe Price Capital Appreciation Portfolio is May 2, 2003.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

                                                                    CLASS S                       CLASS A              CLASS I
                                                          ----------------------------   -------------------------   ------------
                                                           SIX MONTHS                    SIX MONTHS
                                                             ENDED        YEAR ENDED       ENDED      PERIOD ENDED   PERIOD ENDED
                                                            JUNE 30,     DECEMBER 31,     JUNE 30,    DECEMBER 31,     JUNE 30,
                                                              2003           2002           2003        2002(1)        2003(2)
                                                           ----------    ------------    ----------   ------------   ------------
T. ROWE PRICE EQUITY INCOME PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                  5,204,917      14,942,622      418,486       67,243         61,997
Shares issued as reinvestment of dividends                          --         792,692           --        1,007             --
Shares redeemed                                             (2,535,398)    (10,073,416)     (53,934)      (1,331)           (96)
                                                          ------------   -------------   ----------     --------       --------
Net increase in shares outstanding                           2,669,519       5,661,898      364,552       66,919         61,901
                                                          ============   =============   ==========     ========       ========
T. ROWE PRICE EQUITY INCOME PORTFOLIO($)
Shares sold                                               $ 51,021,658   $ 164,904,025   $4,080,599     $673,247       $661,096
Shares issued as reinvestment of dividends                          --       7,800,087           --        9,908             --
Shares redeemed                                            (24,088,234)   (106,806,103)    (530,613)     (13,070)        (1,018)
                                                          ------------   -------------   ----------     --------       --------
Net increase                                              $ 26,933,424   $  65,898,009   $3,549,986     $670,085       $660,078
                                                          ============   =============   ==========     ========       ========

                                                                   CLASS S               CLASS A
                                                          --------------------------   ------------
                                                          SIX MONTHS
                                                             ENDED       YEAR ENDED    PERIOD ENDED
                                                           JUNE 30,     DECEMBER 31,     JUNE 30,
                                                             2003           2002         2003(1)
                                                          ----------    ------------   ------------
UBS U.S. BALANCE PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                   368,581      2,054,626         251
Shares issued as reinvestment of dividends                         --         81,822          --
Shares redeemed                                              (648,526)    (1,606,967)
                                                          -----------   ------------      ------
Net increase (decrease) in shares outstanding                (279,945)       529,481         251
                                                          ===========   ============      ======
UBS U.S. BALANCE PORTFOLIO($)
Shares sold                                               $ 2,891,426   $ 17,632,801      $1,974
Shares issued as reinvestment of dividends                         --        603,849          --
Shares redeemed                                            (4,693,861)   (12,439,638)         --
                                                          -----------   ------------      ------
Net increase (decrease)                                   $(1,802,435)  $  5,797,012      $1,974
                                                          ===========   ============      ======

------------------
(1) Commencement of operations of the Class A Shares is September 9, 2002.
(2) Commencement of operations of Class I Shares is May 2, 2003.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

Transactions in capital shares and dollars were as follows:

                                                                       CLASS S                     CLASS A
                                                              -------------------------   -------------------------
                                                              SIX MONTHS                  SIX MONTHS
                                                                ENDED       YEAR ENDED      ENDED      PERIOD ENDED
                                                               JUNE 30,    DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                                 2003          2002          2003        2002(1)
                                                              ----------   ------------   ----------   ------------
VAN KAMPEN EQUITY GROWTH PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                    1,156,874       876,743       239,135       59,333
Shares issued as reinvestment of dividends                            --           515            --           --
Shares redeemed                                                 (100,584)      (74,060)       (1,387)         (58)
                                                              ----------    ----------    ----------     --------
Net increase in shares outstanding                             1,056,290       803,198       237,748       59,275
                                                              ==========    ==========    ==========     ========
VAN KAMPEN EQUITY GROWTH PORTFOLIO($)
Shares sold                                                   $9,302,513    $7,741,527    $1,969,525     $490,560
Shares issued as reinvestment of dividends                            --         4,150            --           --
Shares redeemed                                                 (842,476)     (622,802)      (11,668)        (473)
                                                              ----------    ----------    ----------     --------
Net increase                                                  $8,460,037    $7,122,875    $1,957,857     $490,087
                                                              ==========    ==========    ==========     ========

                                                                       CLASS S                      CLASS A
                                                              --------------------------   -------------------------
                                                              SIX MONTHS                   SIX MONTHS
                                                                 ENDED       YEAR ENDED      ENDED      PERIOD ENDED
                                                               JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                                 2003           2002          2003        2002(1)
                                                              ----------    ------------   ----------   ------------
VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                     1,564,682     2,667,047       581,155       84,684
Shares redeemed                                                  (209,892)     (524,016)       (8,398)      (4,750)
                                                              -----------   -----------    ----------     --------
Net increase in shares outstanding                              1,354,790     2,143,031       572,757       79,934
                                                              ===========   ===========    ==========     ========
VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO($)
Shares sold                                                   $13,822,298   $25,858,971    $5,192,144     $750,366
Shares redeemed                                                (1,964,404)   (4,824,420)      (71,138)     (42,327)
                                                              -----------   -----------    ----------     --------
Net increase                                                  $11,857,894   $21,034,551    $5,121,006     $708,039
                                                              ===========   ===========    ==========     ========

------------------
(1) Commencement of operations of the Class A Shares is September 9, 2002.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

                                                                    CLASS S                       CLASS A
                                                          ----------------------------   -------------------------
                                                           SIX MONTHS                    SIX MONTHS
                                                             ENDED        YEAR ENDED       ENDED      PERIOD ENDED
                                                            JUNE 30,     DECEMBER 31,     JUNE 30,    DECEMBER 31,
                                                              2003           2002           2003        2002(1)
                                                           ----------    ------------    ----------   ------------
VAN KAMPEN GROWTH & INCOME PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                  1,683,806       2,938,081      532,354        59,374
Shares issued as reinvestment of dividends                          --         338,132           --           353
Shares redeemed                                             (2,867,530)     (7,361,502)     (50,419)       (1,787)
                                                          ------------   -------------   ----------    ----------
Net increase (decrease) in shares outstanding               (1,183,724)     (4,085,289)     481,935        57,940
                                                          ============   =============   ==========    ==========
VAN KAMPEN GROWTH & INCOME PORTFOLIO($)
Shares sold                                               $ 29,736,109   $  57,118,369   $9,337,685    $1,034,822
Shares issued as reinvestment of dividends                          --       5,900,411           --         6,157
Shares redeemed                                            (48,528,257)   (137,253,913)    (875,128)      (30,808)
                                                          ------------   -------------   ----------    ----------
Net increase (decrease)                                   $(18,792,148)  $ (74,235,133)  $8,462,557    $1,010,171
                                                          ============   =============   ==========    ==========

                                                                     CLASS S                      CLASS A              CLASS I
                                                           ---------------------------   -------------------------   ------------
                                                            SIX MONTHS                   SIX MONTHS
                                                              ENDED        YEAR ENDED      ENDED      PERIOD ENDED   PERIOD ENDED
                                                             JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,     JUNE 30,
                                                               2003           2002          2003        2002(1)        2003(2)
                                                            ----------    ------------   ----------   ------------   ------------
VAN KAMPEN REAL ESTATE PORTFOLIO (NUMBER OF SHARES)
Shares sold                                                   2,814,988      8,204,982        2,828       18,383        129,866
Shares issued as reinvestment of dividends                           --        577,281           --          670             --
Shares redeemed                                              (2,094,848)    (4,160,710)        (131)         (10)        (1,100)
                                                           ------------   ------------   ----------     --------       --------
Net increase in shares outstanding                              720,140      4,621,553        2,697       19,043        128,766
                                                           ============   ============   ==========     ========       ========
VAN KAMPEN REAL ESTATE PORTFOLIO($)
Shares sold                                                $ 44,224,544   $134,914,804   $2,068,612     $278,683       $ 48,676
Shares issued as reinvestment of dividends                           --      8,503,343           --        9,891             --
Shares redeemed                                             (32,186,396)   (66,183,021)     (17,882)        (145)        (2,207)
                                                           ------------   ------------   ----------     --------       --------
Net increase                                               $ 12,038,148   $ 77,235,126   $2,050,730     $288,429       $ 46,469
                                                           ============   ============   ==========     ========       ========

------------------
(1) Commencement of operations of the Class A Shares is September 9, 2002.
(2) Commencement of operations of the Class I Shares is May 19, 2003.

--------------------------------------------------------------------------------

NOTE 8 -- FEDERAL INCOME TAXES

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders of the Liquid Assets Portfolio for the six months ended June 30, 2003 was as follows:

 ORDINARY    TAX-EXEMPT     LONG-TERM       RETURN
  INCOME       INCOME     CAPITAL GAINS   OF CAPITAL
----------   ----------   -------------   ----------
$4,464,943     $  --          $  --         $  --

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extend that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at December 31, 2002:

                                                     EXPIRATION
                                        AMOUNT         DATES
                                    --------------   ----------
ING AIM Capital Mid Cap Growth
  Portfolio                         $  165,031,623   2009-2010
ING Alliance Mid Cap Growth
  Portfolio                            195,269,648   2009-2010
ING Capital Guardian Large Cap
  Value Portfolio                        9,051,593   2009-2010
ING Capital Guardian Managed
  Global Portfolio                      37,326,760   2009-2010
ING Capital Guardian Small Cap
  Portfolio                            148,311,155   2009-2010
ING Developing World Portfolio          31,430,708   2005-2010
ING Eagle Asset Value Equity
  Portfolio                              1,891,213        2010
ING FMR(SM) Diversified Mid Cap
  Portfolio                              5,649,527   2008-2010
ING Goldman Sachs Internet
  Tollkeeper(SM) Portfolio               2,430,790   2009-2010
ING Hard Assets Portfolio               14,591,218   2006-2010
ING International Portfolio             13,573,615        2010
ING Janus Growth and Income
  Portfolio                             16,097,535   2008-2010
ING Janus Special Equity Portfolio       6,484,651   2009-2010
ING Jennison Equity Opportunities
  Portfolio                            206,979,540   2008-2010
ING JPMorgan Fleming International
  Enhanced EAFE Portfolio                   44,592        2010
ING JPMorgan Fleming Small Cap
  Equity Portfolio                         549,646        2010
ING Marsico Growth Portfolio           779,732,242   2009-2010
ING Mercury Focus Value Portfolio          273,509        2010
ING Mercury Fundamental Growth
  Portfolio                                256,276        2010
ING MFS Mid Cap Growth Portfolio     1,087,040,296   2009-2010
ING MFS Research Portfolio             345,635,869   2009-2010
ING MFS Total Return Portfolio          27,532,252        2010
ING Salomon Brothers All Cap
  Portfolio                             35,103,870        2010
ING Salomon Brothers Investors
  Portfolio                              6,167,103   2009-2010
ING UBS U.S. Balanced Portfolio          4,884,222   2008-2010
ING Van Kampen Equity Growth
  Portfolio                                206,420        2010
ING Van Kampen Growth and Income
  Portfolio                             71,489,744   2009-2010

ING
AIM
CAPITAL
MID CAP
GROWTH        PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
COMMON STOCK: 92.9%
                      ADVERTISING: 1.8%
      45,600    @     Lamar Advertising Co.                    $  1,605,576
      20,300    A     Omnicom Group                               1,455,510
                                                               ------------
                                                                  3,061,086
                                                               ------------
                      AEROSPACE/DEFENSE: 1.7%
      21,000   @,A    Alliant Techsystems, Inc.                   1,090,110
      41,000   @,A    L-3 Communications Holdings, Inc.           1,783,090
                                                               ------------
                                                                  2,873,200
                                                               ------------
                      AIRLINES: 0.5%
      21,000  @,@@,A  Ryanair Holdings Plc ADR                      942,900
                                                               ------------
                                                                    942,900
                                                               ------------
                      APPAREL: 1.4%
      39,600    @     Jones Apparel Group, Inc.                   1,158,696
      34,600    A     VF Corp.                                    1,175,362
                                                               ------------
                                                                  2,334,058
                                                               ------------
                      BANKS: 1.8%
      10,000          Commerce Bancorp, Inc.                        371,000
      30,500    A     Investors Financial Services Corp.            884,805
      21,700          National Commerce Financial Corp.             481,523
      73,000    @@    W Holding Co., Inc.                         1,235,160
                                                               ------------
                                                                  2,972,488
                                                               ------------
                      BEVERAGES: 1.4%
      22,000          Coors (Adolph)                              1,077,560
      60,900          Pepsi Bottling Group, Inc.                  1,219,218
                                                               ------------
                                                                  2,296,778
                                                               ------------
                      BUILDING MATERIALS: 1.0%
      67,400          Lennox International, Inc.                    867,438
      37,000          Masco Corp.                                   882,450
                                                               ------------
                                                                  1,749,888
                                                               ------------
                      CHEMICALS: 1.5%
      21,000   @,A    Cabot Microelectronics Corp.                1,059,870
      47,500          International Flavors & Fragrances,
                       Inc.                                       1,516,675
                                                               ------------
                                                                  2,576,545
                                                               ------------
                      COMMERCIAL SERVICES: 6.3%
      67,900  @,@@,A  Accenture Ltd.                              1,228,311
      34,100    @     Aramark Corp.                                 764,522
      39,000    @     First Health Group Corp.                    1,076,400
      40,000   @,A    FTI Consulting, Inc.                          998,800
      26,000          H&R Block, Inc.                             1,124,500
      34,000          Manpower, Inc.                              1,261,060
      60,700          McKesson Corp.                              2,169,418
      20,900          Paychex, Inc.                                 612,579
      20,000    @     Pharmaceutical Product Development,
                       Inc.                                         574,600
      35,000    A     Robert Half International, Inc.               662,900
                                                               ------------
                                                                 10,473,090
                                                               ------------
                      COMPUTERS: 6.2%
      48,000   @,A    Affiliated Computer Services, Inc.          2,195,040
      95,000    @     BISYS Group, Inc.                           1,745,150
      63,000   @,A    Cadence Design Systems, Inc.                  759,780
      41,300    @     Ceridian Corp.                                700,861
      64,000    @     Cognizant Technology Solutions Corp.        1,559,040
      35,000   @,A    DST Systems, Inc.                           1,330,000
      78,500    @     Sungard Data Systems, Inc.                  2,033,935
                                                               ------------
                                                                 10,323,806
                                                               ------------
                      COSMETICS/PERSONAL CARE: 0.3%
      17,600    A     Estee Lauder Cos., Inc.                       590,128
                                                               ------------
                                                                    590,128
                                                               ------------
                      DISTRIBUTION/WHOLESALE: 3.1%
      77,100    @     CDW Corp.                                   3,531,180
      24,100    A     Fastenal Co.                                  817,954
      31,000   @,A    Tech Data Corp.                               828,010
                                                               ------------
                                                                  5,177,144
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      DIVERSIFIED FINANCIAL: 1.7%
      26,000    A     Capital One Financial Corp.              $  1,278,680
      35,000   @@,A   Doral Financial Corp.                       1,562,750
                                                               ------------
                                                                  2,841,430
                                                               ------------
                      ELECTRIC: 0.6%
     150,000          AES Corp.                                     952,500
                                                               ------------
                                                                    952,500
                                                               ------------
                      ELECTRONICS: 2.6%
      65,200          Fisher Scientific International             2,275,480
      18,000   @,A    Gentex Corp.                                  550,980
      46,000    @     Vishay Intertechnology, Inc.                  607,200
      29,000    @     Waters Corp.                                  844,770
                                                               ------------
                                                                  4,278,430
                                                               ------------
                      ENGINEERING & CONSTRUCTION: 0.4%
      16,000    A     Jacobs Engineering Group, Inc.                674,400
                                                               ------------
                                                                    674,400
                                                               ------------
                      ENVIRONMENTAL CONTROL: 0.3%
      12,700   @,A    Waste Connections, Inc.                       445,135
                                                               ------------
                                                                    445,135
                                                               ------------
                      FOOD: 0.3%
       4,400          Hershey Foods Corp.                           306,504
      13,000          Supervalu, Inc.                               277,160
                                                               ------------
                                                                    583,664
                                                               ------------
                      HAND/MACHINE TOOLS: 0.5%
      18,000          Black & Decker Corp.                          782,100
                                                               ------------
                                                                    782,100
                                                               ------------
                      HEALTHCARE -- PRODUCTS: 2.9%
      69,000    @     Apogent Technologies, Inc.                  1,380,000
      52,000          Baxter International, Inc.                  1,352,000
      31,900          Biomet, Inc.                                  914,254
      10,000    @     Henry Schein, Inc.                            523,400
      15,500    @     Zimmer Holdings, Inc.                         698,275
                                                               ------------
                                                                  4,867,929
                                                               ------------
                      HEALTHCARE -- SERVICES: 9.1%
      27,000    A     Aetna, Inc.                                 1,625,400
      36,000    @     Anthem, Inc.                                2,777,400
      96,000   @,A    Community Health Systems, Inc.              1,851,840
      36,000    A     Health Management Associates, Inc.            664,200
      28,000   @,A    Laboratory Corporation of America
                       Holdings                                     844,200
      23,000   @,A    Lincare Holdings, Inc.                        724,730
      48,000    @     Oxford Health Plans                         2,017,440
      12,500   @,A    Quest Diagnostics                             797,500
     112,000   @,A    Triad Hospitals, Inc.                       2,779,840
      13,000    @     WellChoice, Inc.                              380,640
       9,000          WellPoint Health Networks                     758,700
                                                               ------------
                                                                 15,221,890
                                                               ------------
                      HOUSEHOLD PRODUCTS/WARES: 0.8%
      27,200    @     Scotts Co.                                  1,346,400
                                                               ------------
                                                                  1,346,400
                                                               ------------
                      INSURANCE: 5.1%
      24,000    @@    ACE Ltd.                                      822,960
      12,900          Cincinnati Financial Corp.                    478,461
      14,000    @@    Everest Re Group Ltd.                       1,071,000
      20,000          HCC Insurance Holdings, Inc.                  591,400
      23,000    @@    PartnerRe Ltd.                              1,175,530

                 See Accompanying Notes to Financial Statements

ING
AIM
CAPITAL
MID CAP
GROWTH      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      INSURANCE (CONTINUED)
      52,000          PMI Group, Inc.                          $  1,395,680
      38,000          Radian Group, Inc.                          1,392,700
      52,000    @@    Willis Group Holdings Ltd.                  1,599,000
                                                               ------------
                                                                  8,526,731
                                                               ------------
                      LODGING: 0.6%
      38,000    A     Starwood Hotels & Resorts Worldwide,
                       Inc.                                       1,086,420
                                                               ------------
                                                                  1,086,420
                                                               ------------
                      MACHINERY -- DIVERSIFIED: 2.0%
     130,100          AGCO Corp.                                  2,222,108
      38,000          Dover Corp.                                 1,138,480
                                                               ------------
                                                                  3,360,588
                                                               ------------
                      MEDIA: 1.2%
      31,000    @     COX Radio, Inc.                               716,410
      47,800    @     Hispanic Broadcasting Corp.                 1,216,510
                                                               ------------
                                                                  1,932,920
                                                               ------------
                      MISCELLANEOUS MANUFACTURING: 1.8%
      20,000          Danaher Corp.                               1,361,000
      38,500    A     SPX Corp.                                   1,696,310
                                                               ------------
                                                                  3,057,310
                                                               ------------
                      OIL & GAS: 1.7%
      42,400    A     ENSCO International, Inc.                   1,140,560
      15,700  @,@@,A  Nabors Industries Ltd.                        620,935
      28,300   @,@@   Precision Drilling Corp.                    1,068,608
                                                               ------------
                                                                  2,830,103
                                                               ------------
                      OIL & GAS SERVICES: 2.8%
      34,800   @,A    Cal Dive International, Inc.                  758,640
      72,000    @     National-Oilwell, Inc.                      1,584,000
      24,100    A     Smith International, Inc.                     885,434
      34,900   @,A    Weatherford International Ltd.              1,462,310
                                                               ------------
                                                                  4,690,384
                                                               ------------
                      PHARMACEUTICALS: 5.4%
      18,000   @,A    AdvancePCS                                    688,140
      30,400    A     AmerisourceBergen Corp.                     2,108,240
      26,000   @,A    Express Scripts, Inc.                       1,776,320
      30,000   @,A    Gilead Sciences, Inc.                       1,667,400
      15,600          Medicis Pharmaceutical                        884,520
      22,000          Omnicare, Inc.                                743,380
      61,000   @,@@   Shire Pharmaceuticals Plc ADR               1,201,700
                                                               ------------
                                                                  9,069,700
                                                               ------------
                      RETAIL: 9.9%
      36,000    @     Abercrombie & Fitch Co.                     1,022,760
      29,000   @,A    Advance Auto Parts                          1,766,100
      74,000    @     Barnes & Noble, Inc.                        1,705,700
       9,000   @,A    Bed Bath & Beyond, Inc.                       349,290
      22,000   @,A    Best Buy Co., Inc.                            966,240
      55,000    A     CVS Corp.                                   1,541,650
      72,000          Darden Restaurants, Inc.                    1,366,560
      19,000   @,A    Dollar Tree Stores, Inc.                      602,870
     107,000          Foot Locker, Inc.                           1,417,750
      26,000    @     Kohl's Corp.                                1,335,880
      35,100          Ltd. Brands                                   544,050
      15,000          Michaels Stores, Inc.                         570,900
      55,000          TJX Cos., Inc.                              1,036,200
      31,000          Wendy's International, Inc.                   898,070
      47,600   @,A    Williams-Sonoma, Inc.                       1,389,920
                                                               ------------
                                                                 16,513,940
                                                               ------------
                      SAVINGS & LOANS: 0.7%
      39,000    A     New York Community Bancorp, Inc.            1,134,510
                                                               ------------
                                                                  1,134,510
                                                               ------------
                      SEMICONDUCTORS: 6.0%
      53,000    @     Amkor Technology, Inc.                        696,420
      44,000   @,A    Cree, Inc.                                    716,320
      78,000   @@,A   Infineon Technologies AG ADR                  748,020
      48,000  @,@@,A  Marvell Technology Group Ltd.               1,649,760
      26,000          Maxim Integrated Products                     888,940
     108,000          Microchip Technology, Inc.                  2,660,040
      31,000   @,A    Novellus Systems, Inc.                      1,135,251
     102,700    @     Semtech Corp.                               1,462,448
                                                               ------------
                                                                  9,957,199
                                                               ------------
                      SOFTWARE: 3.3%
      22,000   @,@@   Cognos, Inc.                                  594,000
      41,000    A     Computer Associates International, Inc.       913,480
      77,000    @     Fiserv, Inc.                                2,741,970
      18,000    @     Intuit, Inc.                                  801,540
      25,300   @,A    Peoplesoft, Inc.                              445,027
                                                               ------------
                                                                  5,496,017
                                                               ------------
                      TELECOMMUNICATIONS: 4.2%
      60,000    @@    America Movil SA de CV ADR                  1,125,000
      22,000    @     Interdigital Communications Corp.             514,140
      87,000   @,A    Nextel Communications, Inc.                 1,572,960
     106,300    @     RF Micro Devices, Inc.                        639,926
      91,500   @,A    Utstarcom, Inc.                             3,254,655
                                                               ------------
                                                                  7,106,681
                                                               ------------
                      TEXTILES: 0.6%
      26,500    A     Cintas Corp.                                  939,160
                                                               ------------
                                                                    939,160
                                                               ------------
                      TOYS/GAMES/HOBBIES: 0.4%
      35,000    @     Marvel Enterprises, Inc.                      668,500
                                                               ------------
                                                                    668,500
                                                               ------------
                      TRANSPORTATION: 1.0%
      26,200          CNF, Inc.                                     664,956
      40,600          Yellow Corp.                                  939,890
                                                               ------------
                                                                  1,604,846
                                                               ------------
                      Total Common Stock
                       (Cost $143,946,713)                      155,339,998
                                                               ------------
 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 7.0%
                      FEDERAL HOME LOAN BANK: 7.0%
$ 11,698,000          0.950%, due 07/01/03                       11,697,691
                                                               ------------
                      Total Short-Term Investments
                       (Cost $11,698,000)                        11,697,691
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $155,644,713)*                     99.9%  $167,037,689
              OTHER ASSETS AND LIABILITIES-NET            0.1       143,777
                                                       ------  ------------
              NET ASSETS                               100.0%  $167,181,466
                                                       ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 A    Loaned security, a portion or all of the security on
      loan at June 30, 2003.
 *    Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:
      Gross Unrealized Appreciation                             $14,842,186
      Gross Unrealized Depreciation                              (3,449,210)
                                                                -----------
      Net Unrealized Appreciation                               $11,392,976
                                                                ===========

                 See Accompanying Notes to Financial Statements

ING
ALLIANCE
MID
CAP
GROWTH      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

 Shares                                                           Value
---------------------------------------------------------------------------
COMMON STOCK: 101.1%
                   AEROSPACE/DEFENSE: 4.9%
  178,780   @,A    Alliant Techsystems, Inc.                   $  9,280,470
  108,490          Northrop Grumman Corp.                         9,361,602
                                                               ------------
                                                                 18,642,072
                                                               ------------
                   AIRLINES: 1.8%
  399,670    A     Southwest Airlines Co.                         6,874,324
                                                               ------------
                                                                  6,874,324
                                                               ------------
                   AUTO MANUFACTURERS: 1.8%
  209,570    A     Navistar Intl. Corp.                           6,838,269
                                                               ------------
                                                                  6,838,269
                                                               ------------
                   AUTO PARTS & EQUIPMENT: 1.0%
   42,790          Johnson Controls, Inc.                         3,662,824
                                                               ------------
                                                                  3,662,824
                                                               ------------
                   BIOTECHNOLOGY: 8.2%
  466,160   @,A    Affymetrix, Inc.                               9,188,014
  256,700  @,@@,A  Compugen Ltd.                                  1,298,902
  286,320   @,A    Idec Pharmaceuticals Corp.                     9,734,880
  164,920   @,A    InterMune, Inc.                                2,656,861
  531,854   @,A    Millennium Pharmaceuticals, Inc.               8,366,063
                                                               ------------
                                                                 31,244,720
                                                               ------------
                   COMMERCIAL SERVICES: 1.0%
  215,840    A     Cendant Corp.                                  3,954,189
                                                               ------------
                                                                  3,954,189
                                                               ------------
                   COMPUTERS: 3.8%
  165,230    @     NetScreen Technologies, Inc.                   3,725,937
  663,540   @,A    Network Appliance, Inc.                       10,755,983
                                                               ------------
                                                                 14,481,920
                                                               ------------
                   DIVERSIFIED FINANCIAL: 3.0%
  118,900          Legg Mason, Inc.                               7,722,555
  100,590          SLM Corp.                                      3,940,110
                                                               ------------
                                                                 11,662,665
                                                               ------------
                   ELECTRONICS: 3.4%
  684,580    ,A    Applera Corp. - Applied Biosystems Group      13,027,557
                                                               ------------
                                                                 13,027,557
                                                               ------------
                   FOOD: 0.5%
   41,740   @,A    Whole Foods Market, Inc.                       1,983,902
                                                               ------------
                                                                  1,983,902
                                                               ------------
                   HEALTHCARE -- PRODUCTS: 3.1%
   93,600   @,A    Boston Scientific Corp.                        5,718,960
  835,000   @,A    Cerus Corp.                                    6,287,550
                                                               ------------
                                                                 12,006,510
                                                               ------------
                   HOME BUILDERS: 3.3%
  259,495    A     DR Horton, Inc.                                7,291,809
   76,970    A     Lennar Corp.                                   5,503,355
                                                               ------------
                                                                 12,795,164
                                                               ------------
                   INSURANCE: 1.6%
   83,330          Aflac, Inc.                                    2,562,397
   40,980    @@    XL Capital Ltd.                                3,401,340
                                                               ------------
                                                                  5,963,737
                                                               ------------

 Shares                                                           Value
---------------------------------------------------------------------------
                   INTERNET: 11.3%
  206,300   @,A    Amazon.com, Inc.                            $  7,527,887
   84,304   @,A    eBay, Inc.                                     8,782,791
   79,290   @,A    Expedia, Inc.                                  6,056,170
  668,065    @     Overture Services, Inc.                       12,112,018
  271,660   @,A    Yahoo, Inc.                                    8,899,582
                                                               ------------
                                                                 43,378,448
                                                               ------------
                   LODGING: 1.1%
  228,650    @     Wynn Resorts Ltd.                              4,044,819
                                                               ------------
                                                                  4,044,819
                                                               ------------
                   MEDIA: 2.6%
  112,580          Westwood One, Inc.                             3,819,839
  540,320   @,A    XM Satellite Radio Holdings, Inc.              5,970,536
                                                               ------------
                                                                  9,790,375
                                                               ------------
                   OFFICE PROPERTY: 0.3%
  100,000    @     Medical Office Properties Inc.                 1,275,000
                                                               ------------
                                                                  1,275,000
                                                               ------------
                   OIL & GAS: 4.5%
   88,790          Devon Energy Corp.                             4,741,386
  155,500          Noble Energy, Inc.                             5,877,900
  177,170    A     Valero Energy Corp.                            6,436,586
                                                               ------------
                                                                 17,055,872
                                                               ------------
                   PACKAGING & CONTAINERS: 1.5%
  437,320   @,A    Smurfit-Stone Container Corp.                  5,698,280
                                                               ------------
                                                                  5,698,280
                                                               ------------
                   PHARMACEUTICALS: 2.0%
  141,950    @     Forest Laboratories, Inc.                      7,771,762
                                                               ------------
                                                                  7,771,762
                                                               ------------
                   RETAIL: 4.1%
  243,370   @,A    Starbucks Corp.                                5,967,432
  186,800    A     Tiffany & Co.                                  6,104,624
  131,180    @     Williams-Sonoma, Inc.                          3,830,456
                                                               ------------
                                                                 15,902,512
                                                               ------------
                   SEMICONDUCTORS: 14.6%
  156,220   @,A    Broadcom Corp.                                 3,891,440
  191,230   @,A    Kla-Tencor Corp.                               8,890,283
  233,800  @,@@,A  Marvell Technology Group Ltd.                  8,035,706
  226,020          Maxim Integrated Products                      7,727,624
  848,390    A     Micron Technology, Inc.                        9,866,776
  351,120   @,A    Nvidia Corp.                                   8,079,271
  350,540   @,A    Silicon Laboratories, Inc.                     9,338,386
                                                               ------------
                                                                 55,829,486
                                                               ------------
                   SOFTWARE: 11.2%
  393,590   @,A    BEA Systems, Inc.                              4,274,387
  229,560    @     Documentum, Inc.                               4,515,445
  121,821   @,A    Electronic Arts, Inc.                          9,013,536
  201,839    @     Intuit, Inc.                                   8,987,891
  916,720   @,A    Peoplesoft, Inc.                              16,125,105
                                                               ------------
                                                                 42,916,364
                                                               ------------
                   TELECOMMUNICATIONS: 10.5%
1,054,520    A     Corning, Inc.                                  7,792,903
  841,810   @,A    Juniper Networks, Inc.                        10,413,190
  405,660   @,A    Nextel Communications, Inc.                    7,334,333
2,571,220   @,A    Sprint Corp.-PCS Group                        14,784,515
                                                               ------------
                                                                 40,324,941
                                                               ------------
                   Total Common Stock
                    (Cost $322,662,197)                         387,125,712
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
ALLIANCE
MID
CAP
GROWTH  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Shares                                                           Value
---------------------------------------------------------------------------
PREFERRED STOCK: 0.0%
                   BIOTECHNOLOGY: 0.0%
$       7          Hybridon, Inc.                              $        137
                                                               ------------
                                                                        137
                                                               ------------
                   Total Preferred Stock
                    (Cost $141)                                         137
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $322,662,338)*                    101.1%   $387,125,849
              OTHER ASSETS AND LIABILITIES-NET          (1.1)     (4,029,436)
                                                       ------   ------------
              NET ASSETS                               100.0%   $383,096,413
                                                       ======   ============

 @    Non-income producing security
 @@   Foreign Issuer
 A    Loaned security, a portion or all of the security is on loan at June 30, 2003.
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

      Gross Unrealized Appreciation                            $ 77,872,835
      Gross Unrealized Depreciation                             (13,409,324)
                                                               ------------
      Net Unrealized Appreciation                              $ 64,463,511
                                                               ============


                 See Accompanying Notes to Financial Statements

ING
CAPITAL
GUARDIAN
LARGE CAP
VALUE       PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
COMMON STOCK: 94.7%
                      ADVERTISING: 0.3%
      96,200    A     Interpublic Group of Cos., Inc.          $  1,287,156
                                                               ------------
                                                                  1,287,156
                                                               ------------
                      AEROSPACE/DEFENSE: 1.3%
      30,500          Raytheon Co.                                1,001,620
      61,200          United Technologies Corp.                   4,334,796
                                                               ------------
                                                                  5,336,416
                                                               ------------
                      AGRICULTURE: 1.0%
      87,300          Altria Group, Inc.                          3,966,912
                                                               ------------
                                                                  3,966,912
                                                               ------------
                      AUTO MANUFACTURERS: 0.3%
      38,100          Navistar International Corp.                1,243,203
                                                               ------------
                                                                  1,243,203
                                                               ------------
                      BANKS: 3.0%
      12,100          Bank of America Corp.                         956,263
     181,000          Bank One Corp.                              6,729,580
      35,000    A     FleetBoston Financial Corp.                 1,039,850
      54,800          State Street Corp.                          2,159,120
      29,700          Wells Fargo & Co.                           1,496,880
                                                               ------------
                                                                 12,381,693
                                                               ------------
                      BEVERAGES: 0.7%
      17,400          Anheuser-Busch Cos., Inc.                     888,270
      48,700          PepsiCo, Inc.                               2,167,150
                                                               ------------
                                                                  3,055,420
                                                               ------------
                      BIOTECHNOLOGY: 0.9%
      32,500          Amgen, Inc.                                 2,159,300
      21,700    @     Biogen, Inc.                                  824,600
      49,800    @     Millennium Pharmaceuticals, Inc.              783,354
                                                               ------------
                                                                  3,767,254
                                                               ------------
                      BUILDING MATERIALS: 0.7%
      39,400    @     American Standard Cos., Inc.                2,912,842
                                                               ------------
                                                                  2,912,842
                                                               ------------
                      CHEMICALS: 1.4%
      75,400          Air Products & Chemicals, Inc.              3,136,640
      22,800          Dow Chemical Co.                              705,888
      48,500          Du Pont EI de Nemours & Co.                 2,019,540
                                                               ------------
                                                                  5,862,068
                                                               ------------
                      COMMERCIAL SERVICES: 0.4%
      15,900    @     Concord EFS, Inc.                             234,048
      75,800    A     Robert Half International, Inc.             1,435,652
                                                               ------------
                                                                  1,669,700
                                                               ------------
                      COMPUTERS: 1.3%
      33,100    A     Apple Computer, Inc.                          632,872
      84,700   @,A    Cadence Design Systems, Inc.                1,021,482
      60,533          Hewlett-Packard Co.                         1,289,353
      23,300          International Business Machines Corp.       1,922,250
      27,100    @@    Seagate Technology                            478,315
                                                               ------------
                                                                  5,344,272
                                                               ------------
                      COSMETICS/PERSONAL CARE: 0.6%
      16,000          Avon Products, Inc.                           995,200
      44,100    A     Estee Lauder Cos., Inc.                     1,478,673
                                                               ------------
                                                                  2,473,873
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      DIVERSIFIED FINANCIAL: 6.6%
     108,400    @     AmeriCredit Corp.                        $    926,820
      41,693          Citigroup, Inc.                             1,784,460
      33,900          Fannie Mae                                  2,286,216
      37,800          Freddie Mac                                 1,919,106
      20,100    A     Goldman Sachs Group, Inc.                   1,683,375
     225,100          JP Morgan Chase & Co.                       7,693,918
      19,500          Lehman Brothers Holdings, Inc.              1,296,360
     238,200          SLM Corp.                                   9,330,294
                                                               ------------
                                                                 26,920,549
                                                               ------------
                      ELECTRIC: 1.8%
     523,800          AES Corp.                                   3,326,130
      38,700    A     American Electric Power Co., Inc.           1,154,421
      45,200    A     Duke Energy Corp.                             901,740
      49,400          NiSource, Inc.                                938,600
      30,100          Pinnacle West Capital Corp.                 1,127,245
                                                               ------------
                                                                  7,448,136
                                                               ------------
                      ELECTRICAL COMPONENTS & EQUIPMENT: 0.5%
      42,300          Emerson Electric Co.                        2,161,530
                                                               ------------
                                                                  2,161,530
                                                               ------------
                      ELECTRONICS: 2.2%
     226,291   @,A    Agilent Technologies, Inc.                  4,423,989
     234,100    A     Applera Corp. -- Applied Biosystems
                       Group                                      4,454,923
                                                               ------------
                                                                  8,878,912
                                                               ------------
                      ENGINEERING & CONSTRUCTION: 0.7%
      83,100          Fluor Corp.                                 2,795,484
                                                               ------------
                                                                  2,795,484
                                                               ------------
                      FOOD: 1.1%
     118,500          Campbell Soup Co.                           2,903,250
      22,400          HJ Heinz Co.                                  738,752
      32,000          Kraft Foods, Inc.                           1,041,600
                                                               ------------
                                                                  4,683,602
                                                               ------------
                      FOREST PRODUCTS & PAPER: 0.2%
      19,100    A     Bowater, Inc.                                 715,295
                                                               ------------
                                                                    715,295
                                                               ------------
                      HEALTHCARE -- PRODUCTS: 1.2%
      49,800          Becton Dickinson & Co.                      1,934,730
      48,274          Guidant Corp.                               2,142,883
      20,700          Medtronic, Inc.                               992,979
                                                               ------------
                                                                  5,070,592
                                                               ------------
                      HEALTHCARE -- SERVICES: 0.6%
      33,000    A     HCA, Inc.                                   1,057,320
      48,800    @     Lincare Holdings, Inc.                      1,537,688
                                                               ------------
                                                                  2,595,008
                                                               ------------
                      INSURANCE: 4.0%
      23,300          American International Group                1,285,694
          79    @     Berkshire Hathaway, Inc.                    5,727,500
      12,200          Chubb Corp.                                   732,000
      20,700          Cincinnati Financial Corp.                    767,763
      17,800    @@    Everest Re Group Ltd.                       1,361,700
      32,200          Hartford Financial Services Group, Inc.     1,621,592
      13,300    @@    PartnerRe Ltd.                                679,763
      66,000          PMI Group, Inc.                             1,771,440
      30,900    @@    XL Capital Ltd.                             2,564,700
                                                               ------------
                                                                 16,512,152
                                                               ------------
                      INTERNET: 5.7%
     104,300   @,A    Amazon.com, Inc.                            3,805,907
     138,000   @,A    Checkfree Corp.                             3,841,920
      36,200   @,A    eBay, Inc.                                  3,771,316
     175,700   @,A    InterActiveCorp                             6,952,449
      38,700   @,A    Macromedia, Inc.                              814,248
     100,200   @,A    Monster Worldwide, Inc.                     1,976,946
     161,000   @,A    VeriSign, Inc.                              2,226,630
                                                               ------------
                                                                 23,389,416
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
CAPITAL
GUARDIAN
LARGE CAP
VALUE   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      LEISURE TIME: 1.4%
     101,100    A     Carnival Corp.                           $  3,286,761
      96,400          Sabre Holdings Corp.                        2,376,260
                                                               ------------
                                                                  5,663,021
                                                               ------------
                      LODGING: 0.3%
      41,300    A     Starwood Hotels & Resorts Worldwide,
                       Inc.                                       1,180,767
                                                               ------------
                                                                  1,180,767
                                                               ------------
                      MACHINERY -- DIVERSIFIED: 0.1%
      19,000          Dover Corp.                                   569,240
                                                               ------------
                                                                    569,240
                                                               ------------
                      MEDIA: 5.6%
     321,550    A     AOL Time Warner, Inc.                       5,173,740
     269,282   @,A    Cablevision Systems Corp.                   5,590,294
      30,000    A     Comcast Corp.                                 905,400
      90,300   @,A    COX Communications, Inc.                    2,880,570
       4,100    @     Entercom Communications Corp.                 200,941
      20,900   @,A    Fox Entertainment Group, Inc.                 601,502
      77,800          General Motors Corp.-Hughes Electronics
                       Corp.                                        996,618
      10,400    A     Knight-Ridder, Inc.                           716,872
     229,168    @     Liberty Media Corp.                         2,649,182
      12,000   @,A    Radio One, Inc.                               213,240
      29,900    @@    Thomson Corp.                                 940,355
       3,500    @     Viacom, Inc.                                  152,810
     102,200    A     Walt Disney Co.                             2,018,450
                                                               ------------
                                                                 23,039,974
                                                               ------------
                      MINING: 0.3%
      33,500          Newmont Mining Corp.                        1,087,409
                                                               ------------
                                                                  1,087,409
                                                               ------------
                      MISCELLANEOUS MANUFACTURING: 3.1%
     260,300          General Electric Co.                        7,465,404
      26,200          Illinois Tool Works, Inc.                   1,725,270
      34,600    @@    Ingersoll-Rand Co.                          1,637,272
      19,800   @@,A   Siemens AG ADR                                967,230
      50,900    @@    Tyco International Ltd.                       966,082
                                                               ------------
                                                                 12,761,258
                                                               ------------
                      OIL & GAS: 4.6%
      14,100          ChevronTexaco Corp.                         1,018,020
     178,200          Exxon Mobil Corp.                           6,399,162
      90,100    @@    Royal Dutch Petroleum Co. ADR               4,200,462
      23,500   @@,A   Shell Transport & Trading Co. Plc ADR         936,475
      52,800          Transocean, Inc.                            1,160,016
     176,200          Unocal Corp.                                5,055,178
                                                               ------------
                                                                 18,769,313
                                                               ------------
                      OIL & GAS SERVICES: 3.5%
     185,700    A     Baker Hughes, Inc.                          6,233,949
      42,000    A     BJ Services Co.                             1,569,120
      68,800          Schlumberger Ltd.                           3,272,816
      74,800    @     Weatherford International Ltd.              3,134,120
                                                               ------------
                                                                 14,210,005
                                                               ------------
                      PHARMACEUTICALS: 12.9%
     148,800    A     Allergan, Inc.                             11,472,480
     397,800   @@,A   AstraZeneca Plc ADR                        16,218,306
      48,200          Eli Lilly & Co.                             3,324,354
     192,200   @,A    Forest Laboratories, Inc.                  10,522,950
     325,900          Pfizer, Inc.                               11,129,485
                                                               ------------
                                                                 52,667,575
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      PIPELINES: 1.3%
      93,248    @     Kinder Morgan Management LLC             $  3,493,070
          57    A     Kinder Morgan, Inc.                             3,115
     240,200    A     Williams Cos., Inc.                         1,897,580
                                                               ------------
                                                                  5,393,765
                                                               ------------
                      RETAIL: 4.2%
      91,200   @,A    Autonation, Inc.                            1,433,664
     107,500    A     Costco Wholesale Corp.                      3,934,500
     151,500          Lowe's Cos., Inc.                           6,506,925
      18,800          McDonald's Corp.                              414,728
      48,500    A     RadioShack Corp.                            1,276,035
      28,600          Wal-Mart Stores, Inc.                       1,534,962
      63,300   @,A    Williams-Sonoma, Inc.                       1,848,360
                                                               ------------
                                                                 16,949,174
                                                               ------------
                      SAVINGS & LOANS: 2.3%
       3,800          Golden West Financial Corp.                   304,038
     224,800          Washington Mutual, Inc.                     9,284,240
                                                               ------------
                                                                  9,588,278
                                                               ------------
                      SEMICONDUCTORS: 7.6%
     203,900   @,A    Altera Corp.                                3,343,960
     557,700   @,A    Applied Materials, Inc.                     8,845,122
     184,500    @     Applied Micro Circuits Corp.                1,116,225
     108,000   @,@@   ASML Holding NV ADR                         1,032,480
       9,900    @     Credence Systems Corp.                         83,853
      55,900          Intel Corp.                                 1,161,826
     136,700   @,A    Kla-Tencor Corp.                            6,355,183
      37,800          Linear Technology Corp.                     1,217,538
      34,000   @,A    Novellus Systems, Inc.                      1,245,114
     139,500   @,A    PMC-Sierra, Inc.                            1,636,335
     209,100   @,A    Teradyne, Inc.                              3,619,521
      61,700   @,A    Xilinx, Inc.                                1,561,627
                                                               ------------
                                                                 31,218,784
                                                               ------------
                      SOFTWARE: 2.8%
     127,000          Automatic Data Processing                   4,300,220
     205,600          Microsoft Corp.                             5,265,416
      59,900    @@    SAP AG ADR                                  1,750,278
                                                               ------------
                                                                 11,315,914
                                                               ------------
                      TELECOMMUNICATIONS: 7.5%
     125,280          AT&T Corp.                                  2,411,640
     364,000    @     Cisco Systems, Inc.                         6,075,160
     122,200    A     Corning, Inc.                                 903,058
     318,100    @     JDS Uniphase Corp.                          1,116,531
      96,200    @     Polycom, Inc.                               1,333,332
     169,200          Qualcomm, Inc.                              6,048,900
      21,500          SBC Communications, Inc.                      549,325
     467,200          Sprint Corp.-FON Group                      6,727,680
     917,800   @,A    Sprint Corp.-PCS Group                      5,277,350
                                                               ------------
                                                                 30,442,976
                                                               ------------
                      TRANSPORTATION: 0.2%
      19,800    @@    Canadian National Railway Co.                 955,548
                                                               ------------
                                                                    955,548
                                                               ------------
                      Total Common Stock
                       (Cost $388,383,780)                      386,284,487
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
CAPITAL
GUARDIAN
LARGE CAP
VALUE   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
PREFERRED STOCK: 0.4%
                      AUTO MANUFACTURERS: 0.4%
      36,700          Ford Motor Co. Capital Trust II          $  1,594,615
                                                               ------------
                                                                  1,594,615
                                                               ------------
                      Total Preferred Stock
                       (Cost $1,871,931)                          1,594,615
                                                               ------------
                      Total Long-Term Investments
                       (Cost $390,255,711)                      387,879,102
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $390,255,711)*                     95.1%  $387,879,102
              OTHER ASSETS AND LIABILITIES-NET            4.9    20,214,099
                                                       ------  ------------
              NET ASSETS                               100.0%  $408,093,201
                                                       ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 A    Loaned security, a portion or all of the security is on loan at June 30, 2003.
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized depreciation
      consists of:

      Gross Unrealized Appreciation                             $ 34,927,080
      Gross Unrealized Depreciation                              (37,303,689)
                                                                ------------
      Net Unrealized Depreciation                               $ (2,376,609)
                                                                ============

                 See Accompanying Notes to Financial Statements

ING
CAPITAL
GUARDIAN
MANAGED
GLOBAL      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                          Value
----------------------------------------------------------------------------
COMMON STOCK: 94.3%
                       AUSTRALIA: 1.5%
     101,651           BHP Billiton Ltd.                        $    589,008
     129,400           Coca-Cola Amatil Ltd.                         495,526
      27,443     A     National Australia Bank Ltd.                  616,556
         125           News Corp. Ltd.                                   770
     107,500           Publishing & Broadcasting Ltd.                712,298
      90,583           Qantas Airways Ltd.                           198,651
       2,054           QBE Insurance Group Ltd.                       12,838
     169,200           Woolworths Ltd.                             1,420,695
                                                                ------------
                       TOTAL AUSTRALIA                             4,046,342
                                                                ------------
                       AUSTRIA: 0.3%
      82,000     @     Telekom Austria AG                            930,352
                                                                ------------
                       TOTAL AUSTRIA                                 930,352
                                                                ------------
                       BERMUDA: 1.0%
      11,000           Ingersoll-Rand Co.                            520,520
       3,400           PartnerRe Ltd.                                173,774
      27,900           Tyco International Ltd.                       529,542
      16,000           XL Capital Ltd.                             1,328,000
                                                                ------------
                       TOTAL BERMUDA                               2,551,836
                                                                ------------
                       BRAZIL: 0.3%
      31,000           Cia Vale do Rio Doce ADR                      904,180
                                                                ------------
                       TOTAL BRAZIL                                  904,180
                                                                ------------
                       BRITAIN: 9.6%
     133,400     A     AstraZeneca Plc                             5,407,691
      95,400     A     AstraZeneca Plc ADR                         3,889,458
     117,700           Barclays PLC                                  873,995
     111,000           BG Group Plc                                  491,799
     116,641           BHP Billiton PLC                              613,991
      30,100           BOC Group Plc                                 386,178
      45,200           British Sky Broadcasting Plc                  500,847
     100,300           Compass Group PLC                             540,800
     686,000           Corus Group Plc                               169,799
     101,541           HSBC Holdings Plc                           1,199,706
     530,300     @     mmO2 PLC                                      496,601
      54,800           National Grid Transco PLC                     371,657
      26,000           Reckitt Benckiser PLC                         477,088
      90,500           Reed Elsevier PLC                             753,034
      87,300     @     Royal Bank of Scotland Group Plc ADR        2,448,969
     104,200           Smiths Group PLC                            1,208,769
   3,002,736           Vodafone Group PLC                          5,871,590
                                                                ------------
                       TOTAL BRITAIN                              25,701,972
                                                                ------------
                       CANADA: 3.9%
     138,300           Abitibi-Consolidated, Inc.                    875,349
      57,800     A     BCE, Inc.                                   1,321,264
     587,300           Bombardier, Inc.                            1,975,316
       3,900           Fairfax Financial Holdings Ltd.               588,408
       9,000           Four Seasons Hotels, Inc.                     389,340
      56,100           Investors Group, Inc.                       1,174,642
      40,000           Placer Dome, Inc.                             485,741
      37,800           Suncor Energy, Inc.                           704,951
      45,000           TELUS Corp.                                   740,202
      72,500           Thomson Corp.                               2,266,707
                                                                ------------
                       TOTAL CANADA                               10,521,920
                                                                ------------
                       DENMARK: 0.6%
      27,300           H Lundbeck A/S                                552,743
      31,200           Novo-Nordisk A/S                            1,092,224
                                                                ------------
                       TOTAL DENMARK                               1,644,967
                                                                ------------

   Shares                                                          Value
----------------------------------------------------------------------------
                       FINLAND: 0.7%
      93,756           Nokia OYJ                                $  1,543,920
      24,200           UPM-Kymmene Oyj                               353,214
                                                                ------------
                       TOTAL FINLAND                               1,897,134
                                                                ------------
                       FRANCE: 5.9%
       3,937           Air Liquide                                   583,671
      33,000           BNP Paribas                                 1,676,887
      50,260     A     Bouygues                                    1,387,502
      16,900           Carrefour SA                                  828,300
      17,900           Cie Generale D'Optique Essilor
                        International SA                             721,090
      34,400           France Telecom                                843,794
       3,500           Groupe Danone                                 484,319
       6,900           L'Oreal SA                                    486,513
      22,900           Renault SA                                  1,210,730
      84,805           Sanofi-Synthelabo SA                        4,966,703
      14,200           Schneider Electric SA                         667,595
      82,300           Team Partners Group                           655,266
      74,900           Vivendi Universal SA                        1,363,288
                                                                ------------
                       TOTAL FRANCE                               15,875,658
                                                                ------------
                       GERMANY: 1.5%
       4,400     A     Allianz AG                                    364,304
       8,300           Deutsche Bank AG                              536,139
      49,900           Deutsche Telekom AG                           759,837
       3,500     A     Muenchener Rueckversicherungs AG              353,694
      21,500           SAP AG ADR                                    628,230
       4,600           SAP AG                                        538,809
      15,100           Siemens AG                                    739,559
                                                                ------------
                       TOTAL GERMANY                               3,920,572
                                                                ------------
                       HONG KONG: 1.4%
      90,000           Cheung Kong Holdings Ltd.                     541,282
     527,500     A     Hang Lung Properties Ltd.                     476,892
      68,000           Hang Seng Bank Ltd.                           719,401
      64,500           Hutchison Whampoa Ltd.                        392,882
     353,000           Johnson Electric Holdings Ltd.                436,828
     378,000           Li & Fung Ltd.                                487,154
     120,000           Sun Hung Kai Properties Ltd.                  606,298
                                                                ------------
                       TOTAL HONG KONG                             3,660,737
                                                                ------------
                       IRELAND: 0.5%
      34,000           CRH Plc                                       532,952
      20,800    @,A    Ryanair Holdings Plc ADR                      933,920
                                                                ------------
                       TOTAL IRELAND                               1,466,872
                                                                ------------
                       ITALY: 0.4%
      22,500     A     Assicurazioni Generali SpA                    521,411
      34,850           ENI-Ente Nazionale Idrocarburi SpA            527,066
                                                                ------------
                       TOTAL ITALY                                 1,048,477
                                                                ------------
                       JAPAN: 8.2%
      57,000           Aeon Co. Ltd.                               1,305,434
       4,700           Aiful Corp.                                   200,408
      26,000           Canon, Inc.                                 1,193,088
      17,700     A     Enplas Corp.                                  417,901
      89,000           Fujitsu Ltd.                                  364,672
       5,000           Hirose Electric Co. Ltd.                      413,492
      14,500           Honda Motor Co. Ltd.                          549,448
      11,900           Hoya Corp.                                    819,596
         180           Japan Telecom Holdings Co. Ltd.               547,158
      73,000     A     Mitsubishi Estate Co. Ltd.                    494,266
     308,000           Mitsubishi Motors Corp.                       695,132
      94,670           Mitsui Sumitomo Insurance Co. Ltd.            439,152
      19,000           Mori Seiki Co. Ltd.                           111,714
       8,700           Murata Manufacturing Co. Ltd.                 341,986
     125,000           NEC Corp.                                     624,610
       1,600           Nidec Corp.                                   105,667
     261,000           Nikko Cordial Corp.                         1,047,695
     176,000           Nissan Motor Co. Ltd.                       1,682,682
      41,000           Nomura Holdings, Inc.                         520,375
       2,100           Obic Co. Ltd.                                 375,315
      12,500           ORIX Corp.                                    691,235
       4,900           Rohm Co. Ltd.                                 534,174

                 See Accompanying Notes to Financial Statements

ING
CAPITAL
GUARDIAN
MANAGED
GLOBAL  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                          Value
----------------------------------------------------------------------------
                       JAPAN (CONTINUED)
       7,400           Seiko Epson Corp.                        $    220,012
       8,800           Shimamura Co. Ltd.                            485,896
      57,000           Shionogi & Co. Ltd.                           772,342
      12,100           Sony Corp.                                    340,604
     107,000     @     Sumitomo Bakelite Co. Ltd. ADR                999,356
      89,000           Suzuki Motor Corp.                          1,157,760
      37,000           Taiyo Yuden Co. Ltd.                          360,525
      11,000           TDK Corp.                                     543,244
      21,400           Tokyo Electron Ltd.                         1,014,083
     237,000           Toray Industries, Inc.                        550,681
         121     @     Yahoo Japan Corp.                           1,965,022
                                                                ------------
                       TOTAL JAPAN                                21,884,725
                                                                ------------
                       MEXICO: 0.5%
      44,800           America Movil SA de CV ADR                    840,000
      16,700           Telefonos de Mexico SA de CV ADR              524,714
                                                                ------------
                       TOTAL MEXICO                                1,364,714
                                                                ------------
                       NETHERLANDS: 4.4%
      61,600           ABN AMRO Holding NV                         1,177,800
      25,107           Aegon NV                                      251,413
     103,715     @     ASML Holding NV                               984,972
      53,725           Heineken NV                                 1,906,389
       9,500           Koninklijke Philips Electronics NV ADR        181,545
      30,500           Koninklijke Philips Electronics NV            580,012
      36,000     A     Numico NV ADR                                 553,967
      20,500           Royal Dutch Petroleum Co. ADR                 955,710
     101,000           Royal Dutch Petroleum Co.                   4,688,072
      73,000           Royal KPN NV                                  517,231
                                                                ------------
                       TOTAL NETHERLANDS                          11,797,111
                                                                ------------
                       NORWAY: 1.2%
      31,200     A     Norsk Hydro ASA                             1,534,412
      31,000     A     Norske Skogindustrier ASA                     463,815
     148,000     A     Statoil ASA                                 1,260,944
                                                                ------------
                       TOTAL NORWAY                                3,259,171
                                                                ------------
                       SINGAPORE: 0.6%
   1,875,800           Singapore Telecommunications Ltd.           1,608,437
                                                                ------------
                       TOTAL SINGAPORE                             1,608,437
                                                                ------------
                       SOUTH AFRICA: 0.6%
      47,000           Barloworld Ltd.                               570,816
      96,700           Sasol Ltd.                                  1,075,804
                                                                ------------
                       TOTAL SOUTH AFRICA                          1,646,620
                                                                ------------

   Shares                                                          Value
----------------------------------------------------------------------------
                       SOUTH KOREA: 0.2%
       3,680           Samsung Electronics Co. Ltd. ADR         $    547,400
                                                                ------------
                       TOTAL SOUTH KOREA                             547,400
                                                                ------------
                       SPAIN: 1.5%
     115,100     A     Banco Bilbao Vizcaya Argentaria SA          1,209,408
      56,000           Inditex SA                                  1,408,344
      30,000           Repsol YPF SA                                 486,444
      68,918           Telefonica SA                                 800,130
                                                                ------------
                       TOTAL SPAIN                                 3,904,326
                                                                ------------
                       SWEDEN: 0.5%
      37,900     A     Assa Abloy AB                                 366,929
      80,000           ForeningsSparbanken AB                      1,104,317
                                                                ------------
                       TOTAL SWEDEN                                1,471,246
                                                                ------------
                       SWITZERLAND: 5.0%
      52,684           Compagnie Financiere Richemont AG             851,781
      22,026           Credit Suisse Group                           579,696
      43,330           Holcim Ltd.                                 1,601,024
       5,613           Nestle SA                                   1,158,195
       7,600           Nobel Biocare Holding AG                      507,490
      72,019           Novartis AG                                 2,849,816
      22,000     A     STMicroelectronics NV                         461,318
       5,294           Swatch Group AG                               479,745
      32,507           Swiss Reinsurance                           1,801,078
       6,433           Swisscom AG                                 1,828,434
         800           Synthes-Stratec, Inc.                         574,656
      11,000           UBS AG                                        611,901
                                                                ------------
                       TOTAL SWITZERLAND                          13,305,134
                                                                ------------
                       TAIWAN: 0.3%
      69,728    @,A    Taiwan Semiconductor Manufacturing Co.
                        Ltd. ADR                                     702,858
                                                                ------------
                       TOTAL TAIWAN                                  702,858
                                                                ------------
                       UNITED STATES: 43.8%
     108,300           AES Corp.                                     687,705
      98,999    @,A    Agilent Technologies, Inc.                  1,935,430
      40,800     A     Allergan, Inc.                              3,145,680
      97,400    @,A    Altera Corp.                                1,597,360
      22,700           Altria Group, Inc.                          1,031,488
       2,800    @,A    Amazon.com, Inc.                              102,172
      38,700     A     American Greetings                            760,068
      23,975           American International Group                1,322,940
      12,500     @     American Standard Cos., Inc.                  924,125
      15,500     @     AmeriCredit Corp.                             132,525
      12,600           Amgen, Inc.                                   837,144
      15,800           Anheuser-Busch Cos., Inc.                     806,590
     231,900     A     AOL Time Warner, Inc.                       3,731,271
      51,800     A     Applera Corp. -- Applied Biosystems
                        Group                                        985,754
     263,400    @,A    Applied Materials, Inc.                     4,177,524
     126,200     @     Applied Micro Circuits Corp.                  763,510
      69,500           AT&T Corp.                                  1,337,875
      59,000           Automatic Data Processing                   1,997,740
      52,000           Baker Hughes, Inc.                          1,745,640
      31,600           Bank One Corp.                              1,174,888
          30     @     Berkshire Hathaway, Inc.                    2,175,000
      93,375    @,A    Cablevision Systems Corp.                   1,938,465
      26,400    @,A    Cadence Design Systems, Inc.                  318,384
      37,900     A     Carnival Corp.                              1,232,129
      26,000    @,A    Checkfree Corp.                               723,840
      16,400           ChevronTexaco Corp.                         1,184,080
     201,100     @     Cisco Systems, Inc.                         3,356,359
      31,927           Citigroup, Inc.                             1,366,476
      15,700     A     Comcast Corp.                                 473,826
       9,300     @     Concord EFS, Inc.                             136,896
      16,700     A     Costco Wholesale Corp.                        611,220
      23,300    @,A    COX Communications, Inc.                      743,270
      21,000     @     Credence Systems Corp.                        177,870
      14,300    @,A    eBay, Inc.                                  1,489,774
      25,900           Eli Lilly & Co.                             1,786,323
      12,000           Emerson Electric Co.                          613,200
      20,100     A     Estee Lauder Cos., Inc.                       673,953
      62,800           Exxon Mobil Corp.                           2,255,148
      16,800           Fannie Mae                                  1,132,992
      63,300           FleetBoston Financial Corp.                 1,880,643
      30,300           Fluor Corp.                                 1,019,292
      39,600     @     Forest Laboratories, Inc.                   2,168,100
      20,400           Freddie Mac                                 1,035,708
      33,200           General Electric Co.                          952,176
      17,300     A     General Motors Corp.                          622,800
       1,900           Golden West Financial Corp.                   152,019
      38,540           Hewlett-Packard Co.                           820,902
      17,300           HJ Heinz Co.                                  570,554
       8,700           Illinois Tool Works, Inc.                     572,895
      25,500           Intel Corp.                                   529,992
      60,300    @,A    InterActiveCorp                             2,386,071
       7,000           International Business Machines Corp.         577,500
      44,700           Interpublic Group of Cos., Inc.               598,086
     203,000     @     JDS Uniphase Corp.                            712,530
      65,500           JP Morgan Chase & Co.                       2,238,790
      79,000    @,A    Kla-Tencor Corp.                            3,672,710

                 See Accompanying Notes to Financial Statements

ING
CAPITAL
GUARDIAN
MANAGED
GLOBAL  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                          Value
----------------------------------------------------------------------------
                       UNITED STATES (CONTINUED)
      12,100           Lehman Brothers Holdings, Inc.           $    804,408
      46,382     @     Liberty Media Corp.                           536,176
      18,400     A     Linear Technology Corp.                       592,664
      52,000           Lowe's Cos., Inc.                           2,233,400
      60,400    @,A    Macromedia, Inc.                            1,270,816
      15,200           Medtronic, Inc.                               729,144
      81,600           Microsoft Corp.                             2,089,776
      42,900    @,A    Monster Worldwide, Inc.                       846,417
      40,400           Motorola, Inc.                                380,972
      17,700           Navistar International Corp.                  577,551
     267,216           Northwest Equity Corp.                        628,344
      13,600     @     Novellus Systems, Inc.                        498,046
      31,300           Pepsi Bottling Group, Inc.                    626,626
      20,500           PepsiCo, Inc.                                 912,250
     161,575           Pfizer, Inc.                                5,517,786
      66,600    @,A    PMC -- Sierra, Inc.                           781,218
      16,700           PMI Group, Inc.                               448,228
      38,000     @     Polycom, Inc.                                 526,680
      70,200           Qualcomm, Inc.                              2,509,650
      15,300           Raytheon Co.                                  502,452
      27,700           Schlumberger Ltd.                           1,317,689
      62,700           SLM Corp.                                   2,455,959
     136,300           Sprint Corp. -- FON Group                   1,962,720
     376,300    @,A    Sprint Corp. -- PCS Group                   2,163,725
      27,100           State Street Corp.                          1,067,740
      57,000     @     Technest Holdings, Inc.                       427,728
      66,100    @,A    Teradyne, Inc.                              1,144,191
       9,600           Transocean, Inc.                              210,912
      18,500           United Technologies Corp.                   1,310,355
      49,300           Unocal Corp.                                1,414,417
      23,100           Wal-Mart Stores, Inc.                       1,239,777
      43,400     A     Walt Disney Co.                               857,150
     118,150           Washington Mutual, Inc.                     4,879,595
      11,200    @,A    Weatherford International Ltd.                469,280
      13,800           Wells Fargo & Co.                             695,520
      25,800    @,A    Xilinx, Inc.                                  652,998
                                                                ------------
                       TOTAL UNITED STATES                       117,379,762
                                                                ------------
                       Total Common Stock
                        (Cost $264,332,285)                      253,042,523
                                                                ------------
PREFERRED STOCK: 0.4%
                       UNITED STATES: 0.2%
      12,300           Ford Motor Co. Capital Trust II               534,435
                                                                ------------
                       TOTAL UNITED STATES                           534,435
                                                                ------------
                       Total Preferred Stock
                        (Cost $625,428)                              534,435
                                                                ------------
 Principal
   Amount                                                          Value
----------------------------------------------------------------------------
CONVERTIBLE BONDS: 0.4%
                       JAPAN: 0.2%
$ 78,000,000   (1),@   SMFG Finance Ltd.                        $    604,122
                                                                ------------
                       TOTAL JAPAN                                   604,122
                                                                ------------
                       Total Convertible Preferred Stock
                        (Cost $594,073)                              604,122
                                                                ------------
CORPORATE BONDS: 0.7%
                       UNITED STATES: 0.7%
   2,042,000     A     Amazon.com, Inc., 4.750%, due 02/01/09      1,942,452
                                                                ------------
                       TOTAL UNITED STATES                         1,942,452
                                                                ------------
                       Total Corporate Bonds
                        (Cost $1,392,573)                          1,942,452
                                                                ------------
                       Total Long-Term Investments
                        (Cost $266,944,359)                      256,123,532
                                                                ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $266,944,359)*                     95.5%  $256,123,532
              OTHER ASSETS AND LIABILITIES-NET            4.5    12,092,447
                                                       ------  ------------
              NET ASSETS                               100.0%  $268,215,979
                                                       ======  ============

 @    Non-income producing security
 ADR  American Depositary Receipt
 A    Loaned security, a portion or all of the security is on loan at June 30, 2003.
 (1)  Principal Amount presented in Japanese Yen
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized depreciation
      consists of:

        Gross Unrealized Appreciation                           $ 26,375,643
        Gross Unrealized Depreciation                            (37,196,469)
                                                                ------------
        Net Unrealized Depreciation                             $(10,820,827)
                                                                ============

At June 30, 2003 the following forward foreign currency contracts were outstanding for the Capital Guardian Managed Global Portfolio.

                                          IN                     UNREALIZED
                          SETTLEMENT   EXCHANGE                 APPRECIATION
CURRENCY       BUY/SELL      DATE         FOR       VALUE $    (DEPRECIATION)
--------       --------      ----         ---       -------    --------------
Swiss Franc                                  USD
CHF 2,095,823    Sell      09/12/03    1,594,000   1,549,928      $44,072
Euro
EUR 1,141,164    Sell      09/12/03    1,329,000   1,307,595       21,405
                                                                  -------
                                                                  $65,477
                                                                  =======

                 See Accompanying Notes to Financial Statements

ING
CAPITAL
GUARDIAN
SMALL
CAP         PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 94.1%
                     ADVERTISING: 0.6%
     59,100          Advo, Inc.                                $  2,624,040
                                                               ------------
                                                                  2,624,040
                                                               ------------
                     AIRLINES: 0.9%
    261,000   @,A    ExpressJet Holdings, Inc.                    3,941,100
                                                               ------------
                                                                  3,941,100
                                                               ------------
                     APPAREL: 0.3%
    121,000    @     Vans, Inc.                                   1,086,580
                                                               ------------
                                                                  1,086,580
                                                               ------------
                     AUTO PARTS & EQUIPMENT: 0.8%
     54,900          BorgWarner, Inc.                             3,535,560
                                                               ------------
                                                                  3,535,560
                                                               ------------
                     BANKS: 5.7%
    105,105    @     BOK Financial Corp.                          4,053,900
    172,300          Citizens Banking Corp.                       4,612,471
     57,500          Cullen/Frost Bankers, Inc.                   1,845,750
      9,000          First Community Bancorp                        280,530
    124,250          First Midwest Bancorp, Inc.                  3,579,643
    144,702          Fulton Financial Corp.                       2,875,229
     82,665          Provident Bankshares Corp.                   2,100,517
     48,070          Southern Financial Bancorp, Inc.             1,469,019
    120,600          Sterling Bancshares, Inc.                    1,577,448
    110,700          Umpqua Holdings Corp.                        2,102,193
                                                               ------------
                                                                 24,496,700
                                                               ------------
                     BEVERAGES: 0.4%
     29,200          Coors (Adolph)                               1,430,216
     15,200    @     Robert Mondavi                                 384,712
                                                               ------------
                                                                  1,814,928
                                                               ------------
                     BIOTECHNOLOGY: 1.5%
    267,700    @     Aclara BioSciences, Inc.                     1,132,371
     83,000    @     Diversa Corp.                                  815,890
    217,000    @     Illumina, Inc.                                 651,000
    148,000    @     Lexicon Genetics, Inc.                         993,080
     92,300   @,A    Protein Design Labs, Inc.                    1,290,354
    223,000  @,@@,A  Qiagen NV                                    1,810,760
                                                               ------------
                                                                  6,693,455
                                                               ------------
                     BUILDING MATERIALS: 0.7%
    122,800          York International Corp.                     2,873,520
                                                               ------------
                                                                  2,873,520
                                                               ------------
                     CHEMICALS: 3.2%
    304,600          Ferro Corp.                                  6,862,638
     28,400          Lubrizol Corp.                                 880,116
     33,700    A     Lyondell Chemical Co.                          455,961
    399,100    @@    Methanex Corp.                               4,265,980
     75,200          Spartech Corp.                               1,594,992
                                                               ------------
                                                                 14,059,687
                                                               ------------
                     COAL: 0.2%
     45,000    A     Consol Energy, Inc.                          1,023,300
                                                               ------------
                                                                  1,023,300
                                                               ------------
                     COMMERCIAL SERVICES: 3.3%
    120,000   @,A    AMN Healthcare Services, Inc.                1,524,000
    120,600          Arbitron, Inc.                               4,305,420
    114,000    @     CoStar Group, Inc.                           3,404,040
     96,000    @     Gaiam, Inc.                                    571,200
    117,500    @     Kendle International, Inc.                     728,500
     51,600    @     Resources Connection, Inc.                   1,231,176
    170,000  @,@@,A  Steiner Leisure Ltd.                         2,482,000
                                                               ------------
                                                                 14,246,336
                                                               ------------
                     COMPUTERS: 1.3%
     64,800   @,A    Cognizant Technology Solutions Corp.         1,578,528
    933,600    @     Gateway, Inc.                                3,407,640
     30,900    @     Intergraph Corp.                               664,350
                                                               ------------
                                                                  5,650,518
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     DISTRIBUTION/WHOLESALE: 0.2%
    150,000    @     WESCO International, Inc.                 $    900,000
                                                               ------------
                                                                    900,000
                                                               ------------
                     DIVERSIFIED FINANCIAL: 1.5%
    764,800   @,A    AmeriCredit Corp.                            6,539,040
                                                               ------------
                                                                  6,539,040
                                                               ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 3.0%
    282,700   @,A    Advanced Energy Industries, Inc.             4,028,475
    101,800    @     GrafTech International Ltd.                    554,810
    347,000    @     Power-One, Inc.                              2,481,050
    168,700    @     Wilson Greatbatch Technologies, Inc.         6,090,070
                                                               ------------
                                                                 13,154,405
                                                               ------------
                     ELECTRONICS: 3.3%
    189,000   @,A    Cymer, Inc.                                  5,964,840
    203,700   @,A    Electro Scientific Industries, Inc.          3,088,092
    211,900   @,A    FEI Co.                                      3,975,244
     44,400   @,A    Photon Dynamics, Inc.                        1,226,772
      6,600    @     Zygo Corp.                                      52,800
                                                               ------------
                                                                 14,307,748
                                                               ------------
                     ENTERTAINMENT: 1.3%
     60,500          International Speedway Corp.                 2,390,355
    124,000          Speedway Motorsports, Inc.                   3,323,200
                                                               ------------
                                                                  5,713,555
                                                               ------------
                     FOOD: 3.3%
    118,000          Corn Products International, Inc.            3,543,540
    578,700   @,A    Del Monte Foods Co.                          5,115,708
    104,500          International Multifoods Corp.               2,394,095
     48,400   @,A    Performance Food Group Co.                   1,790,800
     51,528          Tootsie Roll Industries, Inc.                1,571,089
                                                               ------------
                                                                 14,415,232
                                                               ------------
                     FOREST PRODUCTS & PAPER: 0.4%
    102,000          Glatfelter                                   1,504,500
                                                               ------------
                                                                  1,504,500
                                                               ------------
                     GAS: 1.9%
     59,600          Energen Corp.                                1,984,680
     32,000          New Jersey Resources Corp.                   1,136,000
     21,000          NUI Corp.                                      325,920
     67,000          South Jersey Industries, Inc.                2,468,950
     83,500    A     Southwest Gas Corp.                          1,768,530
     25,500          WGL Holdings, Inc.                             680,850
                                                               ------------
                                                                  8,364,930
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 1.4%
    167,100    @     ChromaVision Medical Systems, Inc.             264,018
    115,300   @,A    Conceptus, Inc.                              1,619,965
     77,000   @,A    CTI Molecular Imaging, Inc.                  1,456,070
    137,600   @,A    Wright Medical Group, Inc.                   2,614,400
                                                               ------------
                                                                  5,954,453
                                                               ------------
                     HOME BUILDERS: 1.0%
     40,000   @,A    Beazer Homes USA, Inc.                       3,340,000
      2,000    A     NVR, Inc.                                      822,000
                                                               ------------
                                                                  4,162,000
                                                               ------------
                     HOUSEHOLD PRODUCTS/WARES: 1.7%
     64,500    A     American Greetings                           1,266,780
    119,500    @     Scotts Co.                                   5,915,250
                                                               ------------
                                                                  7,182,030
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
CAPITAL
GUARDIAN
SMALL
CAP     PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     HOUSEWARES: 0.6%
    106,600          Libbey, Inc.                              $  2,419,820
                                                               ------------
                                                                  2,419,820
                                                               ------------
                     INSURANCE: 3.7%
     41,100    @@    Endurance Specialty Holdings Ltd.            1,226,835
     29,600    @@    Everest Re Group Ltd.                        2,264,400
    157,100          First American Corp.                         4,139,585
     46,000    @@    Max Re Capital Ltd.                            688,620
     27,700    @     Philadelphia Consolidated Holding Co.        1,119,080
    123,050          WR Berkley Corp.                             6,484,735
                                                               ------------
                                                                 15,923,255
                                                               ------------
                     INTERNET: 3.8%
    201,800   @,A    Alloy, Inc.                                  1,301,610
    290,200    @     Ariba, Inc.                                    861,894
    158,600   @,A    CNET Networks, Inc.                            988,078
    161,600    @     Digital Insight Corp.                        3,078,480
    175,500   @,A    Earthlink, Inc.                              1,384,695
    508,100    @     Matrixone, Inc.                              2,916,494
    154,000          Netbank, Inc.                                2,026,640
     66,000    @     Netratings, Inc.                               603,240
    110,000    @     NIC, Inc.                                      321,200
    113,200   @,A    ProQuest Co.                                 2,920,560
     22,500   @,A    Saba Software, Inc.                            102,375
                                                               ------------
                                                                 16,505,266
                                                               ------------
                     INVESTMENT COMPANIES: 1.1%
    149,300    A     American Capital Strategies Ltd.             3,723,542
    150,000          Medallion Financial Corp.                    1,051,500
                                                               ------------
                                                                  4,775,042
                                                               ------------
                     LEISURE TIME: 0.6%
     39,600    A     Polaris Industries, Inc.                     2,431,440
                                                               ------------
                                                                  2,431,440
                                                               ------------
                     LODGING: 0.8%
     91,500   @@,A   Fairmont Hotels & Resorts, Inc.              2,141,100
     32,800    @@    Four Seasons Hotels, Inc.                    1,418,928
                                                               ------------
                                                                  3,560,028
                                                               ------------
                     MACHINERY -- DIVERSIFIED: 2.1%
     31,800          Briggs & Stratton                            1,605,900
    125,300          Columbus McKinnon Corp.                        290,696
     76,200    A     Cummins, Inc.                                2,734,818
     65,000    @     Gardner Denver, Inc.                         1,329,900
    298,200    @     UNOVA, Inc.                                  3,310,020
                                                               ------------
                                                                  9,271,334
                                                               ------------
                     MEDIA: 6.0%
     45,700    @     COX Radio, Inc.                              1,056,127
    111,300   @,A    Emmis Communications Corp.                   2,554,335
     46,100    @     Entercom Communications Corp.                2,259,361
    119,300    @     Entravision Communications Corp.             1,354,055
     89,000          Gray Television, Inc.                        1,103,600
    402,000   @,A    Insight Communications                       5,298,360
    367,800   @,A    Mediacom Communications Corp.                3,630,186
    335,000    @     Radio One, Inc., Cl. D                       5,952,950
     59,600   @,A    Radio One, Inc.                              1,064,456
     77,000          World Wrestling Entertainment, Inc.            792,330
     52,000    @     Young Broadcasting, Inc.                     1,098,760
                                                               ------------
                                                                 26,164,520
                                                               ------------
                     MISCELLANEOUS MANUFACTURING: 1.9%
    158,600          Aptargroup, Inc.                             5,709,600
     33,900          Donaldson Co., Inc.                          1,506,855
     23,300          Pentair, Inc.                                  910,098
                                                               ------------
                                                                  8,126,553
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     OIL & GAS: 3.8%
    138,600          Cabot Oil & Gas Corp.                     $  3,826,746
    150,000          Helmerich & Payne, Inc.                      4,380,000
     24,600          Noble Energy, Inc.                             929,880
     20,200    @     Patterson-UTI Energy, Inc.                     654,480
    256,600          SAN Juan Basin Royalty TR                    4,605,970
     85,500    @     Spinnaker Exploration Co.                    2,240,100
                                                               ------------
                                                                 16,637,176
                                                               ------------
                     OIL & GAS SERVICES: 1.4%
    131,000    @     Hydril Co.                                   3,569,750
     84,300   @,A    Key Energy Services, Inc.                      903,696
    215,500    @     Newpark Resources                            1,180,940
     16,600    @     Seacor Smit, Inc.                              605,734
                                                               ------------
                                                                  6,260,120
                                                               ------------
                     PACKAGING & CONTAINERS: 0.5%
    125,000    @     Packaging Corp. of America                   2,303,750
                                                               ------------
                                                                  2,303,750
                                                               ------------
                     PHARMACEUTICALS: 3.5%
     40,400   @,A    American Pharmaceutical Partners, Inc.       1,369,560
    234,500   @,A    Amylin Pharmaceuticals, Inc.                 5,133,205
    130,000   @,A    Antigenics, Inc.                             1,497,600
     88,000   @,A    Durect Corp.                                   212,080
    375,000    @     Heska Corp.                                    480,000
     95,600    @     Ilex Oncology, Inc.                          1,855,596
     44,600          SICOR, Inc.                                    907,164
    112,200    @     Tanox, Inc.                                  1,800,810
     44,700   @,A    Trimeris, Inc.                               2,041,896
                                                               ------------
                                                                 15,297,911
                                                               ------------
                     REAL ESTATE: 0.4%
    147,900    @     Trammell Crow Co.                            1,569,219
                                                               ------------
                                                                  1,569,219
                                                               ------------
                     REITS: 4.5%
     63,400          American Financial Realty Trust                945,294
    337,600          Annaly Mortgage Management, Inc.             6,721,616
    173,500          Anthracite Capital, Inc.                     2,092,410
    266,700          Meristar Hospitality Corp.                   1,370,838
    232,000          MFA Mortgage Investments, Inc.               2,329,280
     42,700          Pan Pacific Retail Properties, Inc.          1,680,245
     24,000          Reckson Associates Realty Corp.                500,640
    111,600          SL Green Realty Corp.                        3,893,724
                                                               ------------
                                                                 19,534,047
                                                               ------------
                     RETAIL: 7.2%
     76,900   @,A    Borders Group, Inc.                          1,354,209
    163,100    @     California Pizza Kitchen, Inc.               3,506,650
     76,600    @     CEC Entertainment, Inc.                      2,828,838
    101,200    @     Charlotte Russe Holding, Inc.                1,044,384
     50,000    @     Christopher & Banks Corp.                    1,849,500
     21,200   @,A    Galyans Trading Co., Inc.                      304,008
     69,300   @,A    Genesco, Inc.                                1,226,610
     74,600    @     J Jill Group, Inc.                           1,256,264
     82,300          Landry's Restaurants, Inc.                   1,942,280
     92,500    @     Lithia Motors, Inc.                          1,495,725
     14,500          Nordstrom, Inc.                                283,040
    144,000    @     Petco Animal Supplies, Inc.                  3,130,560
    245,000          Ruby Tuesday, Inc.                           6,058,850
     66,000   @,A    School Specialty, Inc.                       1,878,360
     68,700          Target Corp.                                 1,259,958
     86,000    @     Ultimate Electronics, Inc.                   1,102,520
     29,400   @,A    Williams-Sonoma, Inc.                          858,480
                                                               ------------
                                                                 31,380,236
                                                               ------------
                     SAVINGS & LOANS: 0.2%
     56,300          Waypoint Financial Corp.                     1,015,652
                                                               ------------
                                                                  1,015,652
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
CAPITAL
GUARDIAN
SMALL
CAP     PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     SEMICONDUCTORS: 7.3%
    168,700   @,@@   ASM International NV                      $  2,508,569
    460,400    @     Credence Systems Corp.                       3,899,588
    524,300    @     Emcore Corp.                                 1,719,704
     95,100    @     Exar Corp.                                   1,505,433
      2,400    @     Formfactor, Inc.                                42,480
    145,300          Helix Technology Corp.                       1,922,319
    514,800    A     Kulicke & Soffa Industries, Inc.             3,289,572
    575,200   @,A    LTX Corp.                                    4,958,224
    123,300   @,A    MKS Instruments, Inc.                        2,228,031
    186,200   @,A    Nanometrics, Inc.                            1,318,296
    109,800    @     Power Integrations, Inc.                     2,670,336
     56,200   @,A    Rudolph Technologies, Inc.                     896,952
    682,800   @,A    Transwitch Corp.                               928,608
    210,100    @     Veeco Instruments, Inc.                      3,578,003
                                                               ------------
                                                                 31,466,115
                                                               ------------
                     SOFTWARE: 2.2%
     33,994    A     Fair Isaac Corp.                             1,748,991
     23,200   @,A    National Instruments Corp.                     876,496
     77,000    @     NETIQ Corp.                                  1,190,420
    181,600   @,A    Pinnacle Systems, Inc.                       1,943,120
     39,000   @,A    Pixar, Inc.                                  2,372,760
     82,600   @,A    Quest Software, Inc.                           982,940
    117,400   @,A    Witness Systems, Inc.                          606,958
                                                               ------------
                                                                  9,721,685
                                                               ------------
                     TELECOMMUNICATIONS: 2.8%
    362,200    @     Aspect Communications Corp.                  1,401,714
    181,000    @     Cable Design Technologies Corp.              1,294,150
     42,300          Commonwealth Telephone Enterprises, Inc.     1,859,931
    247,800    @     Ixia                                         1,593,354
     90,000          Newport Corp.                                1,332,000
    156,900   @,A    Polycom, Inc.                                2,174,634
     85,000    @     West Corp.                                   2,265,250
                                                               ------------
                                                                 11,921,033
                                                               ------------
                     TRANSPORTATION: 1.8%
    217,100   @@,A   CP Ships Ltd.                                3,632,083
    245,200    A     Kansas City Southern                         2,949,756
     23,500          Kirby Corp.                                    662,700
     24,300    @     SCS Transportation, Inc.                       306,909
                                                               ------------
                                                                  7,551,448
                                                               ------------
                     Total Common Stock
                      (Cost $457,844,726)                       408,079,267
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
CORPORATE BONDS: 0.5%
                     TELECOMMUNICATIONS: 0.5%
$ 2,304,000          American Tower Corp., 6.250%, due
                      10/15/09                                    2,142,720
                                                               ------------
                                                                  2,142,720
                                                               ------------
                     Total Corporate Bonds
                      (Cost $1,720,736)                           2,142,720
                                                               ------------


             TOTAL INVESTMENTS IN SECURITIES
              (COST $459,565,462)*                      94.6%   $410,221,987
             OTHER ASSETS AND LIABILITIES-NET             5.4     23,533,996
                                                       ------   ------------
             NET ASSETS                                100.0%   $433,755,983
                                                       ======   ============

 @    Non-income producing security
 @@   Foreign Issuer
 A    Loaned security, a portion or all of the security is on loan at June 30, 2003.
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized depreciation
      consists of:

      Gross Unrealized Appreciation                            $  57,235,650
      Gross Unrealized Depreciation                             (106,579,125)
                                                               -------------
      Net Unrealized Depreciation                              $ (49,343,475)
                                                               =============

                 See Accompanying Notes to Financial Statements

ING
DEVELOPING
WORLD       PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
COMMON STOCK: 97.6%
                      BRAZIL: 6.8%
      12,110          Aracruz Celulose SA ADR                  $    255,037
      17,300          Brasil Telecom Participacoes SA ADR           647,885
      11,488          Cia Brasileira de Distribuicao Grupo
                       Pao de Acucar ADR                            176,226
      34,357          Cia de Bebidas das Americas ADR               699,165
  16,387,600          Cia Siderurgica Nacional SA                   405,492
      15,500          Cia Vale do Rio Doce ADR                      459,730
      61,771          Petroleo Brasileiro SA - Petrobras ADR      1,141,253
      51,341          Tele Norte Leste Participacoes SA ADR         599,663
      15,800          Uniao de Bancos Brasileiros SA ADR            271,128
                                                               ------------
                      TOTAL BRAZIL                                4,655,579
                                                               ------------
                      BRITAIN: 3.9%
     142,082          Anglo American Plc                          2,192,528
     303,000          Old Mutual Plc                                445,826
                                                               ------------
                      TOTAL BRITAIN                               2,638,354
                                                               ------------
                      CHILE: 0.7%
      18,900          Cia de Telecomunicaciones de Chile SA
                       ADR                                          223,020
      25,000          Empresa Nacional de Electricidad SA/
                       Chile ADR                                    225,250
                                                               ------------
                      TOTAL CHILE                                   448,270
                                                               ------------
                      CHINA: 2.5%
     370,000          Legend Group Ltd.                             123,363
   2,768,000          PetroChina Co. Ltd.                           834,147
     904,000          Shandong International Power
                       Development Co. Ltd.                         257,933
     992,000          Yanzhou Coal Mining Co. Ltd.                  461,135
                                                               ------------
                      TOTAL CHINA                                 1,676,578
                                                               ------------
                      CZECH: 1.0%
      26,800          Cesky Telecom AS ADR                          275,263
      16,000          Komercni Banka AS ADR                         384,520
                                                               ------------
                      TOTAL CZECH                                   659,783
                                                               ------------
                      HONG KONG: 3.8%
     746,000          Asia Aluminum Holdings Ltd.                    98,534
     535,500          China Mobile Ltd./HK                        1,263,530
     466,500          CNOOC Ltd.                                    687,952
     544,000          Giordano International Ltd.                   169,168
     178,000          Kingboard Chemicals Holdings                  148,368
   1,188,000          TCL International Holdings Ltd.               251,367
                                                               ------------
                      TOTAL HONG KONG                             2,618,919
                                                               ------------
                      HUNGARY: 0.8%
      10,000          Matav Rt ADR                                  172,000
       5,600          Mol Magyar Olaj-es Gazipari Rt. ADR           122,209
       1,600          OTP Bank Rt ADR                                30,915
      12,700          OTP Bank Rt ADR                               245,384
                                                               ------------
                      TOTAL HUNGARY                                 570,508
                                                               ------------
                      INDIA: 4.7%
      10,800          HDFC Bank Ltd. ADR                            202,500
      28,400          ICICI Bank Ltd. ADR                           206,468
      31,245          India Fund, Inc.                              382,751
      12,600          ITC Ltd. ADR                                  207,790
     123,700          Mahindra & Mahindra Ltd. ADR                  393,428
      83,150          Morgan Stanley India Investment Fund,
                       Inc.                                         981,170
      10,450          Ranbaxy Laboratories Ltd. ADR                 176,494
      25,700          Reliance Industries Ltd. ADR                  359,037
      75,600          Tata Engineering & Locomotive ADR             321,550
                                                               ------------
                      TOTAL INDIA                                 3,231,188
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      INDONESIA: 1.2%
     874,500    @     Bank Mandiri Persero PT                  $     71,550
     819,000          HM Sampoerna Tbk PT                           411,982
     606,000          Telekomunikasi Indonesia Tbk PT               339,727
                                                               ------------
                      TOTAL INDONESIA                               823,259
                                                               ------------
                      ISRAEL: 4.9%
     253,300          Bank Hapoalim Ltd.                            537,765
      33,260    @     Check Point Software Technologies             650,233
       1,200    @     Check Point Software Technologies              23,460
      38,210          Teva Pharmaceutical Industries ADR          2,175,295
                                                               ------------
                      TOTAL ISRAEL                                3,386,753
                                                               ------------
                      MALAYSIA: 3.8%
      45,500          British American Tobacco Malaysia BHD         466,974
   1,178,000          Magnum Corp. BHD                              827,700
     206,600          Malayan Banking Bhd                           467,568
     485,100    @     PLUS Expressways BHD                          310,209
     321,200          Public Bank BHD                               255,269
     115,600          Resorts World BHD                             298,126
                                                               ------------
                      TOTAL MALAYSIA                              2,625,846
                                                               ------------
                      MEXICO: 8.3%
      61,201          America Movil SA de CV ADR                  1,147,519
      14,939          Cemex SA de CV ADR                            332,990
      10,600          Coca-Cola Femsa SA ADR                        227,900
       9,900          Fomento Economico Mexicano SA de CV ADR       407,880
      11,500          Grupo Aeroportuario del Sureste SA de
                       CV ADR                                       168,245
      69,700          Grupo Financiero Banorte SA de CV             197,252
     754,000    @     Grupo Financiero BBVA Bancomer                638,701
      85,300          Grupo Modelo SA                               194,756
      11,600          Grupo Televisa SA ADR                         400,200
      32,429          Telefonos de Mexico SA de CV ADR            1,018,919
     324,800          Wal-Mart de Mexico SA de CV                   960,005
                                                               ------------
                      TOTAL MEXICO                                5,694,367
                                                               ------------
                      PHILIPPINES: 0.1%
     101,100          Bank of the Philippine Islands                 87,017
                                                               ------------
                      TOTAL PHILIPPINES                              87,017
                                                               ------------
                      POLAND: 1.2%
      10,700          Bank Pekao SA ADR                             269,640
      28,000          Polski Koncern Naftowy Orlen ADR              272,160
      87,300          Telekomunikacja Polska SA ADR                 308,169
                                                               ------------
                      TOTAL POLAND                                  849,969
                                                               ------------
                      RUSSIA: 8.0%
      19,100          LUKOIL ADR                                  1,508,900
      11,100          MMC Norilsk Nickel ADR                        379,620
       5,650          Mobile Telesystems ADR                        333,350
      15,850          OAO Gazprom ADR                               293,225
      23,370          Surgutneftegaz ADR                            488,433
      36,900          Unified Energy System ADR                     987,075
      27,325          YUKOS ADR                                   1,530,200
                                                               ------------
                      TOTAL RUSSIA                                5,520,803
                                                               ------------
                      SOUTH AFRICA: 7.0%
      14,100          Anglogold Ltd.                                444,967
      57,850          Barloworld Ltd.                               414,040
      54,900          Bidvest Group Ltd.                            314,341
     436,200          FirstRand Ltd.                                443,751
      48,400          Gold Fields Ltd.                              577,255
       8,700          Impala Platinum Holdings Ltd.                 516,671
      55,300          Liberty Group Ltd.                            372,594
     226,500          MTN Group Ltd.                                491,001
      15,663          Sappi Ltd.                                    188,331

                 See Accompanying Notes to Financial Statements

ING
DEVELOPING
WORLD   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      SOUTH AFRICA (CONTINUED)
      46,502          Sasol Ltd.                               $    517,342
     121,800          Standard Bank Group Ltd.                      531,963
                                                               ------------
                      TOTAL SOUTH AFRICA                          4,812,256
                                                               ------------
                      SOUTH KOREA: 21.2%
       5,520          Amorepacific Corp.                            591,511
      24,100          Daelim Industrial Co.                         419,657
       5,920          Hite Brewery Co. Ltd.                         317,683
      26,751          Hyosung Corp.                                 288,897
      44,286          Kookmin Bank                                1,334,697
      43,590          Korea Electric Power Corp.                    689,704
      41,346          KT Corp. ADR                                  814,930
      28,020          KT&G Corp.                                    462,113
       3,540          Kumgang Korea Chemical Co. Ltd.               328,958
      46,410          Poongsan Corp.                                365,219
       8,700          POSCO                                         903,139
      17,261          POSCO ADR                                     452,066
      11,900          Samsung Electro-Mechanics Co. Ltd.            391,021
      18,022          Samsung Electronics Co. Ltd.                5,356,057
      11,320          Samsung Fire & Marine Insurance Co.
                       Ltd.                                         550,600
      48,190          Seoul Securities Co. Ltd.                     176,502
       6,290          SK Telecom Co. Ltd.                         1,074,224
                                                               ------------
                      TOTAL SOUTH KOREA                          14,516,978
                                                               ------------
                      TAIWAN: 14.6%
     318,000          Asustek Computer, Inc.                        803,958
     713,057          Cathay Financial Holding Co. Ltd.             871,491
   1,044,926          Chinatrust Financial Holding Co.              842,341
     735,460          Formosa Chemicals & Fibre Co.                 824,497
   1,096,000          Fubon Financial Holding Co. Ltd.              877,180
     370,950          HON HAI Precision Industry                  1,345,109
     799,980          Phoenixtec Power Co. Ltd.                     672,621
     332,838          President Chain Store Corp.                   447,182
   1,409,900    @     Taiwan Semiconductor Manufacturing Co.
                       Ltd.                                       2,321,996
   1,586,200          United Microelectronics Corp.               1,022,024
                                                               ------------
                      TOTAL TAIWAN                               10,028,399
                                                               ------------
                      THAILAND: 3.1%
     536,800          Advanced Info Service PCL                     778,896
       6,500          BEC World Plc                                  37,108
     331,000          Kasikornbank PCL ADR                          267,697
   1,028,100          Ratchaburi Electricity Generating
                       Holding PCL                                  672,520
     110,000          Siam Cement PCL ADR                           392,483
                                                               ------------
                      TOTAL THAILAND                              2,148,704
                                                               ------------
                      Total Common Stock
                       (Cost $62,320,796)                        66,993,530
                                                               ------------
PREFERRED STOCK: 1.8%
                      BRAZIL: 1.8%
  10,284,100          Banco Itau Holding Financeira SA              685,368
  59,800,000          Cia Energetica de Minas Gerais                550,268
                                                               ------------
                      TOTAL BRAZIL                                1,235,636
                                                               ------------
                      Total Preferred Stock
                       (Cost $1,027,075)                          1,235,636
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $63,347,871)*                       99.4%  $68,229,166
              OTHER ASSETS AND LIABILITIES-NET             0.6      417,504
                                                        ------  -----------
              NET ASSETS                                100.0%  $68,646,670
                                                        ======  ===========

 @    Non-income producing security
 ADR  American Depositary Receipt
 *    Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:
      Gross Unrealized Appreciation                              $ 8,065,784
      Gross Unrealized Depreciation                               (3,184,489)
                                                                 -----------
      Net Unrealized Appreciation                                $ 4,881,295
                                                                 ===========

                 See Accompanying Notes to Financial Statements

ING
EAGLE
ASSET
VALUE
EQUITY      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
COMMON STOCK: 96.9%
                      AEROSPACE/DEFENSE: 2.6%
     102,000          Lockheed Martin Corp.                    $  4,852,140
                                                               ------------
                                                                  4,852,140
                                                               ------------
                      AIRLINES: 2.3%
     244,000    A     Southwest Airlines Co.                      4,196,800
                                                               ------------
                                                                  4,196,800
                                                               ------------
                      AUTO MANUFACTURERS: 2.7%
     262,100   @@,A   Honda Motor Co. Ltd. ADR                    4,993,005
                                                               ------------
                                                                  4,993,005
                                                               ------------
                      BANKS: 9.1%
      63,000          Bank of America Corp.                       4,978,890
     203,025          US Bancorp                                  4,974,112
     134,100          Wells Fargo & Co.                           6,758,640
                                                               ------------
                                                                 16,711,642
                                                               ------------
                      BEVERAGES: 2.3%
      94,000          PepsiCo, Inc.                               4,183,000
                                                               ------------
                                                                  4,183,000
                                                               ------------
                      CHEMICALS: 9.1%
      58,000          Dow Chemical Co.                            1,795,680
      94,926          Du Pont EI de Nemours & Co.                 3,952,719
     100,000          Praxair, Inc.                               6,010,000
     161,000          Rohm & Haas Co.                             4,995,830
                                                               ------------
                                                                 16,754,229
                                                               ------------
                      COMPUTERS: 3.9%
      86,750          International Business Machines Corp.       7,156,875
                                                               ------------
                                                                  7,156,875
                                                               ------------
                      DIVERSIFIED FINANCIAL: 14.3%
     274,999    A     Citigroup, Inc.                            11,769,957
     206,225          JP Morgan Chase & Co.                       7,048,771
     112,000          Lehman Brothers Holdings, Inc.              7,445,760
                                                               ------------
                                                                 26,264,488
                                                               ------------
                      ELECTRONICS: 1.4%
      63,000          Parker Hannifin Corp.                       2,645,370
                                                               ------------
                                                                  2,645,370
                                                               ------------
                      FOOD: 2.6%
     206,300   @,A    Smithfield Foods, Inc.                      4,728,396
                                                               ------------
                                                                  4,728,396
                                                               ------------
                      FOREST PRODUCTS & PAPER: 2.8%
     143,500          International Paper Co.                     5,127,255
                                                               ------------
                                                                  5,127,255
                                                               ------------
                      HEALTHCARE -- SERVICES: 1.7%
      98,200    A     HCA, Inc.                                   3,146,328
                                                               ------------
                                                                  3,146,328
                                                               ------------
                      INSURANCE: 7.9%
     127,600    A     Hartford Financial Services Group, Inc.     6,425,936
      80,000          Metlife, Inc.                               2,265,600
     368,393          Travelers Property Casualty Corp.           5,809,558
                                                               ------------
                                                                 14,501,094
                                                               ------------
                      MEDIA: 6.5%
      60,000          Gannett Co., Inc.                           4,608,600
     170,000    @     Viacom, Inc.                                7,422,200
                                                               ------------
                                                                 12,030,800
                                                               ------------
                      MISCELLANEOUS MANUFACTURING: 1.9%
      86,600          Cooper Industries Ltd.                      3,576,580
                                                               ------------
                                                                  3,576,580
                                                               ------------
                      OIL & GAS: 8.8%
     116,040   @@,A   BP PLC ADR                                  4,876,001
      54,000    A     Burlington Resources, Inc.                  2,919,780
      78,000    A     ChevronTexaco Corp.                         5,631,600
     152,500   @,A    Pride International, Inc.                   2,870,050
                                                               ------------
                                                                 16,297,431
                                                               ------------
                      OIL & GAS SERVICES: 4.7%
     274,000          Halliburton Co.                             6,302,000
     204,850   @,A    Hanover Compressor Co.                      2,314,805
                                                               ------------
                                                                  8,616,805
                                                               ------------
                      PHARMACEUTICALS: 3.0%
     163,408          Pfizer, Inc.                                5,580,383
                                                               ------------
                                                                  5,580,383
                                                               ------------
                      RETAIL: 3.0%
     151,925          Federated Department Stores                 5,598,436
                                                               ------------
                                                                  5,598,436
                                                               ------------
                      TELECOMMUNICATIONS: 6.3%
     250,000          BellSouth Corp.                             6,657,500
     191,000          SBC Communications, Inc.                    4,880,050
                                                               ------------
                                                                 11,537,550
                                                               ------------
                      Total Common Stock
                       (Cost $173,381,978)                      178,498,607
                                                               ------------
 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 4.1%
                      FEDERAL HOME LOAN BANK: 4.1%
$  7,516,000          0.950%, due 07/01/03                        7,515,937
                                                               ------------
                                                                  7,515,937
                                                               ------------
                      Total Short-Term Investments
                       (Cost $7,516,000)                          7,515,937
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $180,897,978)*                    101.0%  $186,014,544
              OTHER ASSETS AND LIABILITIES-NET          (1.0)    (1,880,261)
                                                       ------  ------------
              NET ASSETS                               100.0%  $184,134,283
                                                       ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 GDR  Global Depositary Receipt
 A    Loaned security, a portion or all of the security is on loan at June 30, 2003.
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

      Gross Unrealized Appreciation                              $13,116,244
      Gross Unrealized Depreciation                               (7,999,679)
                                                                 -----------
      Net Unrealized Appreciation                                $ 5,116,566
                                                                 ===========

                 See Accompanying Notes to Financial Statements

ING
FMR(SM)
DIVERSIFIED
MID CAP          PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

Shares                                                            Value
---------------------------------------------------------------------------
COMMON STOCK: 98.7%
                ADVERTISING: 1.6%
18,600    @     Getty Images, Inc.                             $    768,180
 9,300    @     Lamar Advertising Co.                               327,453
11,200          Omnicom Group                                       803,040
                                                               ------------
                                                                  1,898,673
                                                               ------------
                AEROSPACE/DEFENSE: 0.7%
11,900          Goodrich Corp.                                      249,900
 4,467          Northrop Grumman Corp.                              385,457
 8,200    @     United Defense Industries, Inc.                     212,708
                                                               ------------
                                                                    848,065
                                                               ------------
                AGRICULTURE: 0.6%
19,200          UST, Inc.                                           672,576
                                                               ------------
                                                                    672,576
                                                               ------------
                AIRLINES: 0.2%
19,600          Delta Air Lines, Inc.                               287,728
                                                               ------------
                                                                    287,728
                                                               ------------
                AUTO PARTS & EQUIPMENT: 0.7%
 8,000    @     American Axle & Manufacturing Holdings, Inc.        191,200
 5,100          BorgWarner, Inc.                                    328,440
19,500    @     Keystone Automotive Industries, Inc.                356,070
                                                               ------------
                                                                    875,710
                                                               ------------
                BANKS: 4.9%
17,400          Bank of Hawaii Corp.                                576,810
18,100          Banknorth Group, Inc.                               461,912
 1,900          City National Corp.                                  84,664
17,500          Commerce Bancorp, Inc.                              649,250
28,600          Huntington Bancshares, Inc.                         558,272
 4,200          M&T Bank Corp.                                      353,724
 9,500          National Commerce Financial Corp.                   210,805
15,100          Northern Trust Corp.                                631,029
 8,000          Popular, Inc.                                       308,720
29,500          SouthTrust Corp.                                    802,400
43,000          Synovus Financial Corp.                             924,500
12,450          Valley National Bancorp                             328,057
                                                               ------------
                                                                  5,890,143
                                                               ------------
                BIOTECHNOLOGY: 1.1%
13,200    @     Biogen, Inc.                                        501,600
 7,200    @     Charles River Laboratories International,
                 Inc.                                               231,696
 8,900    @     Idec Pharmaceuticals Corp.                          302,600
   500    @     Invitrogen Corp.                                     19,185
 6,900          Millipore Corp.                                     306,153
                                                               ------------
                                                                  1,361,234
                                                               ------------
                BUILDING MATERIALS: 0.9%
 7,200    @     American Standard Cos, Inc.                         532,296
22,500          Masco Corp.                                         536,625
                                                               ------------
                                                                  1,068,921
                                                               ------------
                CHEMICALS: 2.8%
18,900    @     Cytec Industries, Inc.                              638,820
11,500          Engelhard Corp.                                     284,855
12,900          Ferro Corp.                                         290,637
 9,700          Georgia Gulf Corp.                                  192,060
24,100          Lyondell Chemical Co.                               326,073
41,100          Millennium Chemicals, Inc.                          390,861
14,800          PolyOne Corp.                                        65,860
18,700          Praxair, Inc.                                     1,123,870
                                                               ------------
                                                                  3,313,036
                                                               ------------

Shares                                                            Value
---------------------------------------------------------------------------
                COAL: 0.2%
 7,300          Peabody Energy Corp.                           $    245,207
                                                               ------------
                                                                    245,207
                                                               ------------
                COMMERCIAL SERVICES: 4.2%
12,700          Banta Corp.                                         411,099
 1,533    @     ChoicePoint, Inc.                                    52,919
39,800    @     Concord EFS, Inc.                                   585,856
 6,900    @     Corinthian Colleges, Inc.                           335,133
12,800    @     DeVry, Inc.                                         298,112
31,900          Equifax, Inc.                                       829,400
   450    @     Hudson Highland Group, Inc.                           8,555
11,800    @     Labor Ready, Inc.                                    84,606
23,700          Manpower, Inc.                                      879,033
25,100          McKesson Corp.                                      897,074
 3,600    @     Monro Muffler, Inc.                                 101,736
14,900    @     National Processing, Inc.                           239,592
19,800          Robert Half International, Inc.                     375,012
                                                               ------------
                                                                  5,098,127
                                                               ------------
                COMPUTERS: 3.8%
 9,100          Affiliated Computer Services, Inc.                  416,143
33,300          Apple Computer, Inc.                                636,696
14,900    @     BISYS Group, Inc.                                   273,713
25,200    @     Cadence Design Systems, Inc.                        303,912
16,400    @     Ceridian Corp.                                      278,308
15,600          Computer Sciences Corp.                             594,672
 3,200          Diebold, Inc.                                       138,400
 9,200    @     Lexmark International, Inc.                         651,084
 3,200    @     NetScreen Technologies, Inc.                         72,160
 2,900    @     Radisys Corp.                                        38,280
11,600          Reynolds & Reynolds Co.                             331,296
15,800    @     Storage Technology Corp.                            406,692
 7,680    @     Synopsys, Inc.                                      475,008
                                                               ------------
                                                                  4,616,364
                                                               ------------
                COSMETICS/PERSONAL CARE: 0.0%
   800          Avon Products, Inc.                                  49,760
                                                               ------------
                                                                     49,760
                                                               ------------
                DISTRIBUTION/WHOLESALE: 1.3%
 9,100          Fastenal Co.                                        308,854
 5,600    @     Ingram Micro, Inc.                                   61,600
 8,100    @     SCP Pool Corp.                                      278,640
12,400    @     Tech Data Corp.                                     331,204
11,100          WW Grainger, Inc.                                   519,036
                                                               ------------
                                                                  1,499,334
                                                               ------------
                DIVERSIFIED FINANCIAL SERVICES: 2.6%
 7,400          Bear Stearns Cos., Inc.                             535,908
 7,800          Countrywide Financial Corp.                         542,646
14,900          Federated Investors, Inc.                           408,558
 7,900          Lehman Brothers Holdings, Inc.                      525,192
 2,100          MBNA Corp.                                           43,764
10,500          SLM Corp.                                           411,285
 3,800          T Rowe Price Group, Inc.                            143,450
21,900          Waddell & Reed Financial, Inc.                      562,173
                                                               ------------
                                                                  3,172,976
                                                               ------------
                ELECTRIC: 5.6%
21,900          Ameren Corp.                                        965,790
15,200          Cinergy Corp.                                       559,208
 4,600          Dominion Resources, Inc.                            295,642
11,500          DTE Energy Co.                                      444,360
 5,700          Entergy Corp.                                       300,846
20,400          FirstEnergy Corp.                                   784,380
23,800          NiSource, Inc.                                      452,200
35,400          PG&E Corp.                                          748,710
55,300    @     Reliant Resources, Inc.                             338,989
15,500          SCANA Corp.                                         531,340
24,300          TXU Corp.                                           545,535
21,500          Westar Energy, Inc.                                 348,945
13,800          Wisconsin Energy Corp.                              400,200
                                                               ------------
                                                                  6,716,145
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
FMR(SM)
DIVERSIFIED
MID CAP    PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Shares                                                            Value
---------------------------------------------------------------------------
                ELECTRONICS: 3.1%
 7,400    @     Amphenol Corp.                                 $    346,468
51,100          Avnet, Inc.                                         647,948
 8,900    @     Cymer, Inc.                                         280,884
17,300          Parker Hannifin Corp.                               726,427
45,600    @     Sanmina-SCI Corp.                                   287,736
44,150          Symbol Technologies, Inc.                           574,392
24,200          Thermo Electron Corp.                               508,684
27,000    @     Vishay Intertechnology, Inc.                        356,400
                                                               ------------
                                                                  3,728,939
                                                               ------------
                ENGINEERING & CONSTRUCTION: 0.2%
 8,900          Fluor Corp.                                         299,396
                                                               ------------
                                                                    299,396
                                                               ------------
                ENTERTAINMENT: 0.8%
 7,300          GTECH Holdings Corp.                                274,845
 7,100          International Game Technology                       726,543
                                                               ------------
                                                                  1,001,388
                                                               ------------
                ENVIRONMENTAL CONTROL: 0.5%
28,700    @     Republic Services, Inc.                             650,629
                                                               ------------
                                                                    650,629
                                                               ------------
                EQUITY FUND: 2.8%
61,200          iShares Russell Midcap Index Fund                 3,403,332
                                                               ------------
                                                                  3,403,332
                                                               ------------
                FOOD: 1.8%
13,100    @     Dean Foods Co.                                      412,650
 8,400          JM Smucker Co.                                      335,076
 3,200          McCormick & Co., Inc.                                87,040
30,800    @     Safeway, Inc.                                       630,168
11,900          Tyson Foods, Inc.                                   126,378
 6,500    @     Whole Foods Market, Inc.                            308,945
 3,600          WM Wrigley Jr Co.                                   202,428
                                                               ------------
                                                                  2,102,685
                                                               ------------
                FOREST PRODUCTS & PAPER: 0.3%
 7,300          Bowater, Inc.                                       273,385
 1,300          Temple-Inland, Inc.                                  55,783
                                                               ------------
                                                                    329,168
                                                               ------------
                GAS: 0.8%
26,200          KeySpan Corp.                                       928,790
                                                               ------------
                                                                    928,790
                                                               ------------
                HAND/MACHINE TOOLS: 0.4%
 3,900          Kennametal, Inc.                                    131,976
10,100          Snap-On, Inc.                                       293,203
                                                               ------------
                                                                    425,179
                                                               ------------
                HEALTHCARE -- PRODUCTS: 3.0%
19,400          Becton Dickinson & Co.                              753,690
21,850          Biomet, Inc.                                        626,221
 5,700          CR Bard, Inc.                                       406,467
 6,900          Dentsply International, Inc.                        282,210
11,400    @     Edwards Lifesciences Corp.                          366,396
14,920          St. Jude Medical, Inc.                              857,900
13,900    @     Steris Corp.                                        320,951
                                                               ------------
                                                                  3,613,835
                                                               ------------
                HEALTHCARE -- SERVICES: 2.3%
 6,075    @     Anthem, Inc.                                        468,686
31,000    @     Community Health Systems, Inc.                      597,990
 7,300    @     Coventry Health Care, Inc.                          336,968
22,600          Health Management Associates, Inc.                  416,970
26,600          Humana, Inc.                                        401,660
13,200          Universal Health Services, Inc.                     522,984
                                                               ------------
                                                                  2,745,258
                                                               ------------

Shares                                                            Value
---------------------------------------------------------------------------
                HOME BUILDERS: 2.5%
 9,000          Centex Corp.                                   $    700,110
23,100          DR Horton, Inc.                                     649,110
18,400          Fleetwood Enterprises, Inc.                         136,160
 7,700          KB Home                                             477,246
   140          Lennar Corp., Cl. B                                   9,618
 1,400          Lennar Corp., Cl. A                                 100,100
   800          Pulte Homes, Inc.                                    49,328
 4,800          Ryland Group, Inc.                                  333,120
12,700          Standard-Pacific Corp.                              421,132
 3,600          Winnebago Industries                                136,440
                                                               ------------
                                                                  3,012,364
                                                               ------------
                HOME FURNISHINGS: 0.5%
28,400          Leggett & Platt, Inc.                               582,200
                                                               ------------
                                                                    582,200
                                                               ------------
                HOUSEHOLD PRODUCTS/WARES: 0.7%
 5,400          Avery Dennison Corp.                                271,080
11,400          Fortune Brands, Inc.                                595,080
                                                               ------------
                                                                    866,160
                                                               ------------
                INSURANCE: 6.3%
 6,200    @@    ACE Ltd.                                            212,598
 2,600          Allmerica Financial Corp.                            46,774
 5,500          AMBAC Financial Group, Inc.                         364,375
   286    @     Berkshire Hathaway, Inc.                            694,980
 8,500          Cincinnati Financial Corp.                          315,265
13,000          Fidelity National Financial, Inc.                   399,880
 9,200          Hartford Financial Services Group, Inc.             463,312
20,300          HCC Insurance Holdings, Inc.                        600,271
16,700          Lincoln National Corp.                              595,021
 1,300    @     Markel Corp.                                        332,800
23,350          MBIA, Inc.                                        1,138,313
19,200          Old Republic International Corp.                    657,984
22,300          Radian Group, Inc.                                  817,295
15,400          St. Paul Cos.                                       562,254
 6,700          WR Berkley Corp.                                    353,090
                                                               ------------
                                                                  7,554,212
                                                               ------------
                INTERNET: 0.9%
 6,000    @     Monster Worldwide, Inc.                             118,380
22,500    @     Network Associates, Inc.                            285,300
19,100    @     Yahoo, Inc.                                         625,716
                                                               ------------
                                                                  1,029,396
                                                               ------------
                IRON/STEEL: 0.3%
    --          AK Steel Holding Corp.                                   --
 7,600          Nucor Corp.                                         371,260
                                                               ------------
                                                                    371,260
                                                               ------------
                LEISURE TIME: 0.3%
14,100          Sabre Holdings Corp.                                347,565
                                                               ------------
                                                                    347,565
                                                               ------------
                LODGING: 0.2%
 5,000          Harrah's Entertainment, Inc.                        201,200
 1,200          Marriott International, Inc.                         46,104
                                                               ------------
                                                                    247,304
                                                               ------------
                MACHINERY -- DIVERSIFIED: 0.4%
23,800          AGCO Corp.                                          406,504
 1,000          NACCO Industries, Inc.                               58,940
                                                               ------------
                                                                    465,444
                                                               ------------
                MEDIA: 3.0%
 4,100          Belo Corp.                                           91,676
 4,300    @     Cablevision Systems Corp.                            89,268
10,900          Clear Channel Communications, Inc.                  462,051
 3,500          Comcast Corp.                                       100,905
 3,500    @     Emmis Communications Corp.                           80,325

                 See Accompanying Notes to Financial Statements

ING
FMR(SM)
DIVERSIFIED
MID CAP    PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Shares                                                            Value
---------------------------------------------------------------------------
                MEDIA (CONTINUED)
27,600    @     Fox Entertainment Group, Inc.                  $    794,328
 8,700    @     Radio One, Inc.                                     154,599
10,800          Scripps Co. (E.W.)                                  958,176
15,700    @     Univision Communications, Inc.                      477,280
23,000    @@    Vivendi Universal SA ADR                            424,120
                                                               ------------
                                                                  3,632,728
                                                               ------------
                MINING: 1.6%
17,300    @@    Alcan, Inc.                                         541,317
30,800          Freeport-McMoRan Copper & Gold, Inc.                754,600
17,300    @@    Goldcorp, Inc.                                      207,600
 9,400          Phelps Dodge Corp.                                  360,396
                                                               ------------
                                                                  1,863,913
                                                               ------------
                MISCELLANEOUS MANUFACTURING: 0.9%
 1,700          Danaher Corp.                                       115,685
 2,900          Eaton Corp.                                         227,969
19,500          Pentair, Inc.                                       761,670
                                                               ------------
                                                                  1,105,324
                                                               ------------
                OFFICE FURNISHINGS: 0.1%
 3,100          HON Industries, Inc.                                 94,550
                                                               ------------
                                                                     94,550
                                                               ------------
                OFFICE/BUSINESS EQUIPMENT: 0.3%
38,300          IKON Office Solutions, Inc.                         340,870
                                                               ------------
                                                                    340,870
                                                               ------------
                OIL & GAS: 4.7%
 9,795          Apache Corp.                                        637,263
12,100          Burlington Resources, Inc.                          654,247
13,912          Devon Energy Corp.                                  742,901
18,500          ENSCO International, Inc.                           497,650
11,000    @     Noble Corp.                                         377,300
14,700          Pioneer Natural Resources Co.                       383,670
19,100    @     Pride International, Inc.                           359,462
 8,600          Rowan Cos., Inc.                                    192,640
31,000    @@    Suncor Energy, Inc.                                 581,250
 7,500    @@    Talisman Energy, Inc.                               343,875
15,700          Valero Energy Corp.                                 570,381
13,000          XTO Energy, Inc.                                    261,430
                                                               ------------
                                                                  5,602,069
                                                               ------------
                OIL & GAS SERVICES: 1.4%
 6,100          Baker Hughes, Inc.                                  204,777
 8,800          BJ Services Co.                                     328,768
10,900    @     Grant Prideco, Inc.                                 128,075
 2,700    @     National-Oilwell, Inc.                               59,400
 9,000          Smith International, Inc.                           330,660
14,100    @     Weatherford International Ltd.                      590,790
                                                               ------------
                                                                  1,642,470
                                                               ------------
                PACKAGING & CONTAINERS: 1.4%
33,800    @     Owens-Illinois, Inc.                                465,426
11,200    @     Packaging Corp. of America                          206,416
48,000    @     Pactiv Corp.                                        946,080
                                                               ------------
                                                                  1,617,922
                                                               ------------

Shares                                                            Value
---------------------------------------------------------------------------
                PHARMACEUTICALS: 3.7%
16,800    @     Accredo Health, Inc.                           $    366,240
 8,000          Allergan, Inc.                                      616,800
10,000          AmerisourceBergen Corp.                             693,500
 9,500   @,@@   Angiotech Pharmaceuticals, Inc.                     387,030
 7,800   @,@@   Biovail Corp.                                       367,068
 7,800    @     Cephalon, Inc.                                      321,048
10,900    @     Gilead Sciences, Inc.                               605,822
17,200          IVAX Corp.                                          307,020
 7,900    @     Medimmune, Inc.                                     287,323
 7,000   @,@@   Shire Pharmaceuticals Plc ADR                       137,900
10,100    @     Watson Pharmaceuticals, Inc.                        407,737
                                                               ------------
                                                                  4,497,488
                                                               ------------
                PIPELINES: 1.2%
18,900          Equitable Resources, Inc.                           769,986
    69    @     Kinder Morgan Management LLC                          2,585
11,900          Kinder Morgan, Inc.                                 650,335
                                                               ------------
                                                                  1,422,906
                                                               ------------
                REAL ESTATE: 0.3%
13,900    @     Catellus Development Corp.                          305,800
                                                               ------------
                                                                    305,800
                                                               ------------
                REITS: 4.3%
19,000          Apartment Investment & Management Co.               657,400
 8,000          AvalonBay Communities, Inc.                         341,120
 9,300          Boston Properties, Inc.                             407,340
 7,100          CBL & Associates Properties, Inc.                   305,300
26,500          Duke Realty Corp.                                   730,075
19,300          Equity Residential                                  500,835
 5,600          General Growth Properties, Inc.                     349,664
 9,400          Hospitality Properties Trust                        293,750
13,500          Prologis                                            368,550
13,200          Public Storage, Inc.                                447,084
13,700          Reckson Associates Realty Corp.                     285,782
 3,000          Simon Property Group, Inc.                          117,090
 9,000          Vornado Realty Trust                                392,400
                                                               ------------
                                                                  5,196,390
                                                               ------------
                RETAIL: 5.4%
 7,300    @     Aeropostale, Inc.                                   156,804
 9,000    @     Best Buy Co., Inc.                                  395,280
25,600          Big Lots, Inc.                                      385,024
18,200    @     Borders Group, Inc.                                 320,502
19,800          CVS Corp.                                           554,994
10,200          Darden Restaurants, Inc.                            193,596
13,300    @     Dollar Tree Stores, Inc.                            422,009
23,900          Limited Brands                                      370,450
 2,300          Nordstrom, Inc.                                      44,896
41,400    @     Office Depot, Inc.                                  600,714
 7,100          Outback Steakhouse, Inc.                            276,900
15,200    @     Petco Animal Supplies, Inc.                         330,448
29,200          Petsmart, Inc.                                      486,764
77,500          Rite Aid Corp.                                      344,875
10,300          Ross Stores, Inc.                                   440,222
28,200    @     Saks, Inc.                                          273,540
12,100    @     Too, Inc.                                           245,025
14,400          Wendy's International, Inc.                         417,168
 8,100    @     Yum! Brands, Inc.                                   239,436
                                                               ------------
                                                                  6,498,647
                                                               ------------
                SAVINGS & LOANS: 1.1%
 3,900          Greenpoint Financial Corp.                          198,666
 7,500          Peoples Bank Bridgeport                             217,425
59,900          Sovereign Bancorp, Inc.                             937,435
                                                               ------------
                                                                  1,353,526
                                                               ------------
                SEMICONDUCTORS: 3.0%
28,600    @     Broadcom Corp.                                      712,426
14,600    @     Fairchild Semiconductor International, Inc.         186,734
13,200    @     Intersil Corp.                                      351,252
19,200    @     Kla-Tencor Corp.                                    892,608
 5,900    @     Lam Research Corp.                                  107,439
 9,100   @,@@   Marvell Technology Group Ltd.                       312,767
20,200    @     National Semiconductor Corp.                        398,344
16,900    @     Nvidia Corp.                                        388,869
 1,200    @     QLogic Corp.                                         57,996
 9,800    @     Teradyne, Inc.                                      169,638
                                                               ------------
                                                                  3,578,073
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
FMR(SM)
DIVERSIFIED
MID CAP    PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Shares                                                            Value
---------------------------------------------------------------------------
                SOFTWARE: 3.1%
16,150    @     Activision, Inc.                               $    208,658
31,700          Adobe Systems, Inc.                               1,016,619
16,700          Autodesk, Inc.                                      269,872
41,000    @     Citrix Systems, Inc.                                834,760
57,100    @     Compuware Corp.                                     329,467
 1,800    @     D&B Corp.                                            73,980
29,298    @     Intercept, Inc.                                     244,931
23,500    @     Legato Systems, Inc.                                197,165
33,300    @     Quest Software, Inc.                                396,270
 5,300    @     Veritas Software Corp.                              151,951
                                                               ------------
                                                                  3,723,673
                                                               ------------
                TELECOMMUNICATIONS: 2.7%
11,600          American Tower Corp.                                102,660
15,400          CenturyTel, Inc.                                    536,690
58,700          Citizens Communications Co.                         756,643
38,800    @     Comverse Technology, Inc.                           583,164
 5,200          Harris Corp.                                        156,260
13,100    @     Polycom, Inc.                                       181,566
99,800          Qwest Communications International                  477,044
82,800    @     Sprint Corp.-PCS Group                              476,100
                                                               ------------
                                                                  3,270,127
                                                               ------------
                TEXTILES: 0.2%
 3,800    @     Mohawk Industries, Inc.                             211,014
                                                               ------------
                                                                    211,014
                                                               ------------
                TRANSPORTATION: 1.0%
 5,600    @@    Canadian National Railway Co.                       270,256
10,600          CSX Corp.                                           318,954
29,500          Norfolk Southern Corp.                              566,400
                                                               ------------
                                                                  1,155,610
                                                               ------------
                WATER: 0.0%
 2,325          Philadelphia Suburban Corp.                          56,683
                                                               ------------
                                                                     56,683
                                                               ------------
                Total Common Stock
                 (Cost $115,841,925)                            118,488,286
                                                               ------------


        TOTAL INVESTMENTS IN SECURITIES
         (COST $115,841,925)*                           98.7%  $118,488,286
        OTHER ASSETS AND LIABILITIES-NET                  1.3     1,610,433
                                                       ------  ------------
        NET ASSETS                                     100.0%  $120,098,719
                                                       ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

        Gross Unrealized Appreciation                             $ 8,717,535
        Gross Unrealized Depreciation                              (6,071,174)
                                                                  -----------
        Net Unrealized Appreciation                               $ 2,646,361
                                                                  ===========

                 See Accompanying Notes to Financial Statements

ING
GOLDMAN
SACHS
INTERNET
TOLLKEEPER(SM)   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 95.5%
                      COMMERCIAL SERVICES: 6.3%
      77,530          Cendant Corp.                             $ 1,420,350
      11,490    @     Iron Mountain, Inc.                           426,164
                                                                -----------
                                                                  1,846,514
                                                                -----------
                      COMPUTERS: 10.2%
      43,410    @     Dell Computer Corp.                         1,387,384
     135,720          EMC Corp./Massachusetts                     1,420,988
       5,820    @     Sungard Data Systems, Inc.                    150,796
                                                                -----------
                                                                  2,959,168
                                                                -----------
                      DISTRIBUTION/WHOLESALE: 1.4%
       8,510          WW Grainger, Inc.                             397,928
                                                                -----------
                                                                    397,928
                                                                -----------
                      DIVERSIFIED FINANCIAL: 3.2%
      92,790          Charles Schwab Corp.                          936,251
                                                                -----------
                                                                    936,251
                                                                -----------
                      ENTERTAINMENT: 1.3%
      31,660    @     Metro-Goldwyn-Mayer, Inc.                     393,217
                                                                -----------
                                                                    393,217
                                                                -----------
                      INTERNET: 4.3%
      16,090    @     Avocent Corp.                                 481,574
      17,930    @     Checkfree Corp.                               499,171
       6,210    @     Symantec Corp.                                272,371
                                                                -----------
                                                                  1,253,116
                                                                -----------
                      LEISURE TIME: 1.3%
      15,120          Sabre Holdings Corp.                          372,708
                                                                -----------
                                                                    372,708
                                                                -----------
                      MEDIA: 34.2%
      55,740          AOL Time Warner, Inc.                         896,857
      70,381    @     Cablevision Systems Corp.                   1,461,109
      28,280          Clear Channel Communications, Inc.          1,198,789
      26,690    @     COX Communications, Inc.                      851,411
      14,310    @     EchoStar Communications Corp.                 495,412
      80,170    @     Liberty Media Corp.                           926,765
       3,910          Scripps Co.(E.W.)                             346,895
      40,860    @     Univision Communications, Inc.              1,242,144
      39,380    @     Viacom, Inc.                                1,719,331
      24,560          Westwood One, Inc.                            833,321
                                                                -----------
                                                                  9,972,034
                                                                -----------
                      SEMICONDUCTORS: 9.1%
      27,360    @     Integrated Circuit Systems, Inc.              859,925
      32,560          Intel Corp.                                   676,727
      48,240          Texas Instruments, Inc.                       849,024
      10,090    @     Xilinx, Inc.                                  255,378
                                                                -----------
                                                                  2,641,054
                                                                -----------
                      SOFTWARE: 12.6%
       7,040    @     Electronic Arts, Inc.                         520,890
      29,460          First Data Corp.                            1,220,822
       9,160    @     Intuit, Inc.                                  407,895
      59,530          Microsoft Corp.                             1,524,563
                                                                -----------
                                                                  3,674,170
                                                                -----------
                      TELECOMMUNICATIONS: 10.9%
      54,130    @     Cisco Systems, Inc.                           903,430
     172,710    @     Crown Castle International Corp.            1,341,957
      25,710          Qualcomm, Inc.                                919,132
                                                                -----------
                                                                  3,164,519
                                                                -----------
                      TRANSPORTATION: 0.7%
       5,690          CH Robinson Worldwide, Inc.                   202,336
                                                                -----------
                                                                    202,336
                                                                -----------
                      Total Common Stock
                       (Cost $25,631,205)                        27,813,015
                                                                -----------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $25,631,205)*                       95.5%  $27,813,015
              OTHER ASSETS AND LIABILITIES-NET             4.5    1,324,931
                                                        ------  -----------
              NET ASSETS                                100.0%  $29,137,946
                                                        ======  ===========

 @    Non-income producing security
 *    Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:
      Gross Unrealized Appreciation                              $2,626,649
      Gross Unrealized Depreciation                                (444,839)
                                                                 ----------
      Net Unrealized Appreciation                                $2,181,810
                                                                 ==========

                 See Accompanying Notes to Financial Statements

ING
HARD
ASSETS      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 93.2%
                      CHEMICALS: 4.0%
      44,600          Dow Chemical Co.                          $ 1,380,816
      99,580    @@    LG Petrochemical Co. Ltd.                   1,763,179
                                                                -----------
                                                                  3,143,995
                                                                -----------
                      FOREST PRODUCTS & PAPER: 2.0%
      72,700    @@    Aracruz Celulose SA ADR                     1,531,062
                                                                -----------
                                                                  1,531,062
                                                                -----------
                      GAS: 1.1%
      46,000    @@    OAO Gazprom ADR                               851,000
                                                                -----------
                                                                    851,000
                                                                -----------
                      IRON/STEEL: 2.6%
      19,180    @@    POSCO                                       1,991,059
                                                                -----------
                                                                  1,991,059
                                                                -----------
                      MINING: 29.9%
      60,900          Alcoa, Inc.                                 1,552,950
   4,290,000    @@    Aluminum Corp. of China Ltd.                  957,227
     302,900    @@    Anglo American Plc                          4,623,397
     186,500    @@    BHP Billiton Ltd.                           1,080,659
      16,365   @,@@   Dalrymple Resources NL                         21,402
     423,700    @@    Gold Fields Ltd.                            5,053,370
      43,500    @@    Harmony Gold Mining Co. Ltd.                  570,539
     187,200    @@    Lionore Mining International Ltd.             764,644
     138,990    @@    MMC Norilsk Nickel ADR                      4,753,458
     552,000    @@    Newcrest Mining Ltd.                        2,832,022
          --          Newmont Mining Corp.                               --
     911,500   @,@@   Oxiana Resources NL                           342,327
     269,200   @,@@   WMC Resources Ltd.                            633,692
                                                                -----------
                                                                 23,185,687
                                                                -----------
                      OIL & GAS: 47.7%
     524,500    @@    BP PLC                                      3,637,252
   2,404,500    @@    CNOOC Ltd.                                  3,545,937
     190,330    @@    ENI-Ente Nazionale Idrocarburi SpA          2,878,523
     132,716          Exxon Mobil Corp.                           4,765,832
      48,630    @@    LUKOIL ADR                                  3,841,770
      33,350    @@    Mol Magyar Olaj- es Gazipari Rt. ADR          727,797
      37,600   @,@@   Nabors Industries Ltd.                      1,487,080
  15,342,000    @@    PetroChina Co. Ltd.                         4,623,366
     547,800    @@    Shell Transport & Trading Co. Plc           3,615,782
 103,030,000    @@    Tupras Turkiye Petrol Rafine                  679,478
     128,812    @@    YUKOS ADR                                   7,213,472
                                                                -----------
                                                                 37,016,289
                                                                -----------
                      OIL & GAS SERVICES: 5.9%
   3,766,000    @@    China Oilfield Services Ltd.                  845,137
     498,330    @@    Saipem SpA                                  3,731,137
                                                                -----------
                                                                  4,576,274
                                                                -----------
                      Total Common Stock
                       (Cost $66,164,860)                        72,295,366
                                                                -----------
PREFERRED STOCK: 5.5%
                      OIL & GAS: 5.5%
     242,000    @@    Petroleo Brasileiro SA - Petrobras          4,293,412
                                                                -----------
                                                                  4,293,412
                                                                -----------
                      Total Preferred Stock
                       (Cost $3,517,037)                          4,293,412
                                                                -----------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $69,681,897)*                       98.7%  $76,588,778
              OTHER ASSETS AND LIABILITIES-NET             1.3    1,012,673
                                                        ------  -----------
              NET ASSETS                                100.0%  $77,601,451
                                                        ======  ===========

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

       Gross Unrealized Appreciation                               $7,756,938
       Gross Unrealized Depreciation                                 (850,057)
                                                                   ----------
       Net Unrealized Appreciation                                 $6,906,881
                                                                   ==========

                 See Accompanying Notes to Financial Statements

ING
INTERNATIONAL    PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
COMMON STOCK: 94.5%
                      AUSTRALIA: 1.8%
     407,500    A     QBE Insurance Group Ltd.                 $  2,547,063
                                                               ------------
                      TOTAL AUSTRALIA                             2,547,063
                                                               ------------
                      BELGIUM: 0.9%
       5,080          Electrabel                                  1,294,487
                                                               ------------
                      TOTAL BELGIUM                               1,294,487
                                                               ------------
                      BRITAIN: 19.2%
     408,700          Amvescap Plc                                2,819,039
      57,200          Amvescap Plc ADR                              799,656
     335,900          BAA Plc                                     2,718,750
     475,600          BP PLC                                      3,298,145
     164,600          British American Tobacco Plc                1,867,337
     312,100          British Sky Broadcasting Plc                3,458,279
      61,000          Diageo Plc                                    651,260
      19,100    A     HSBC Holdings Plc ADR                       1,129,001
     100,300          Imperial Tobacco Group Plc                  1,792,461
     228,000    @     Kingfisher PLC                              1,043,102
   1,114,000          Legal & General Group PLC                   1,544,133
     107,000          Rio Tinto Plc                               2,012,838
       5,000    A     Rio Tinto Plc ADR                             382,750
     703,649          Vodafone Group PLC                          1,375,925
     128,800          Vodafone Group PLC ADR                      2,530,920
                                                               ------------
                      TOTAL BRITAIN                              27,423,596
                                                               ------------
                      CANADA: 4.0%
     143,900          Consumers Packaging, Inc.                   2,904,072
      72,000          EnCana Corp.                                2,739,577
                                                               ------------
                      TOTAL CANADA                                5,643,649
                                                               ------------
                      DENMARK: 3.2%
      74,000          Danske Bank A/S                             1,441,090
      30,800          Novo-Nordisk A/S                            1,078,221
      69,700          TDC A/S                                     2,084,504
                                                               ------------
                      TOTAL DENMARK                               4,603,815
                                                               ------------
                      FINLAND: 1.6%
      23,600          Nokia OYJ ADR                                 387,748
      53,900          Nokia OYJ                                     887,594
      69,600          UPM-Kymmene Oyj                             1,015,854
                                                               ------------
                      TOTAL FINLAND                               2,291,196
                                                               ------------
                      FRANCE: 8.6%
      20,900          Aventis SA                                  1,149,871
      45,700          AXA                                           709,003
      29,830          Lafarge SA                                  1,747,029
      43,600          Schneider Electric SA                       2,049,797
     143,600    A     Societe Generale ADR                        1,820,503
       6,700          Societe Generale                              424,708
       9,200          Total SA                                    1,390,338
      26,000          Total SA ADR                                1,970,800
      29,400          Valeo SA                                    1,019,602
                                                               ------------
                      TOTAL FRANCE                               12,281,651
                                                               ------------
                      GERMANY: 3.7%
      24,100          Deutsche Bank AG                            1,556,740
      43,000          Deutsche Boerse AG                          2,266,510
     150,000          Infineon Technologies AG                    1,441,761
                                                               ------------
                      TOTAL GERMANY                               5,265,011
                                                               ------------
                      GREECE: 1.0%
     136,500          Greek Organization of Football
                       Prognostics SA                             1,391,945
                                                               ------------
                      TOTAL GREECE                                1,391,945
                                                               ------------
                      HONG KONG: 0.9%
     794,000    A     Beijing Enterprises Holdings Ltd.             666,915
     760,000    A     China Merchants Holdings International
                       Co. Ltd.                                     677,340
                                                               ------------
                      TOTAL HONG KONG                             1,344,255
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      INDONESIA: 0.5%
   1,545,000          HM Sampoerna Tbk PT                      $    777,182
                                                               ------------
                      TOTAL INDONESIA                               777,182
                                                               ------------
                      IRELAND: 2.3%
     171,000          Irish Life & Permanent Plc                  1,845,868
     200,600    @     Ryanair Holdings Plc                        1,444,359
                                                               ------------
                      TOTAL IRELAND                               3,290,227
                                                               ------------
                      ISRAEL: 1.1%
      27,100    A     Teva Pharmaceutical Industries ADR          1,542,803
                                                               ------------
                      TOTAL ISRAEL                                1,542,803
                                                               ------------
                      ITALY: 3.4%
     254,100    A     Banca Fideuram SpA                          1,386,037
     137,000    A     Bulgari SpA                                   763,025
     207,000          Enel SpA                                    1,290,764
     351,000          Snam Rete Gas SpA                           1,378,510
                                                               ------------
                      TOTAL ITALY                                 4,818,336
                                                               ------------
                      JAPAN: 16.4%
      60,900          FamilyMart Co. Ltd.                         1,087,908
      28,000          Fanuc Ltd.                                  1,387,466
      12,300          Hirose Electric Co. Ltd.                    1,017,189
     107,000          JGC Corp.                                     720,017
      88,000          Kao Corp.                                   1,637,976
       6,900          Mabuchi Motor Co. Ltd.                        527,520
     161,800          Marui Co. Ltd.                              1,437,773
     102,000          Matsushita Electric Industrial Co. Ltd.     1,010,019
     259,000          Nikko Cordial Corp.                         1,039,667
     203,000          Nomura Holdings, Inc.                       2,576,490
       1,030          NTT DoCoMo, Inc.                            2,230,273
      29,500          Otsuka Kagu Ltd.                              552,779
     102,000          Sekisui House Ltd.                            773,017
      85,000          Sharp Corp.                                 1,090,860
      94,300    A     Shimano, Inc.                               1,482,727
      36,400          Tokyo Electron Ltd.                         1,724,889
      69,000          Toyota Motor Corp.                          1,787,133
      24,200    A     Toyota Motor Corp. ADR                      1,253,559
                                                               ------------
                      TOTAL JAPAN                                23,337,263
                                                               ------------
                      MALAYSIA: 1.1%
     755,000          Berjaya Sports Toto BHD                       735,132
   1,001,000          Public Bank BHD                               795,532
                                                               ------------
                      TOTAL MALAYSIA                              1,530,664
                                                               ------------
                      MEXICO: 2.6%
     403,700          Cemex SA de CV                              1,804,722
      62,500          Telefonos de Mexico SA de CV ADR            1,963,750
                                                               ------------
                      TOTAL MEXICO                                3,768,472
                                                               ------------
                      NETHERLANDS: 3.8%
      58,300          Koninklijke Philips Electronics NV          1,108,678
      52,200          Koninklijke Philips Electronics NV ADR        997,542
      70,000          Royal Dutch Petroleum Co. ADR               3,263,400
                                                               ------------
                      TOTAL NETHERLANDS                           5,369,620
                                                               ------------
                      NEW ZEALAND: 1.4%
     644,100          Telecom Corp. of New Zealand Ltd.           1,975,940
                                                               ------------
                      TOTAL NEW ZEALAND                           1,975,940
                                                               ------------
                      NORWAY: 0.4%
     134,500    A     Tomra Systems ASA                             577,621
                                                               ------------
                      TOTAL NORWAY                                  577,621
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
INTERNATIONAL      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
                                  (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      RUSSIA: 1.5%
      38,250    A     YUKOS ADR                                $  2,142,000
                                                               ------------
                      TOTAL RUSSIA                                2,142,000
                                                               ------------
                      SINGAPORE: 1.0%
     206,000          United Overseas Bank Ltd.                   1,450,539
                                                               ------------
                      TOTAL SINGAPORE                             1,450,539
                                                               ------------
                      SOUTH AFRICA: 1.1%
     130,300    A     Gold Fields Ltd. ADR                        1,587,054
                                                               ------------
                      TOTAL SOUTH AFRICA                          1,587,054
                                                               ------------
                      SPAIN: 1.6%
     196,100          Telefonica SA                               2,276,698
                                                               ------------
                      TOTAL SPAIN                                 2,276,698
                                                               ------------
                      SWEDEN: 2.5%
      63,800          Atlas Copco AB                              1,498,373
     103,100          ForeningsSparbanken AB                      1,423,188
      84,600          Swedish Match AB                              639,392
                                                               ------------
                      TOTAL SWEDEN                                3,560,953
                                                               ------------
                      SWITZERLAND: 5.8%
       2,800          Kuoni Reisen Holding                          719,353
      14,950          Nestle SA                                   3,084,807
      33,100          Novartis AG ADR                             1,317,711
      20,500          Roche Holding AG                            1,608,006
      27,800          UBS AG                                      1,546,440
                                                               ------------
                      TOTAL SWITZERLAND                           8,276,317
                                                               ------------
                      TAIWAN: 0.6%
      91,200   @,A    Taiwan Semiconductor Manufacturing Co.
                       Ltd. ADR                                     919,296
                                                               ------------
                      TOTAL TAIWAN                                  919,296
                                                               ------------
                      THAILAND: 0.5%
     129,300          BEC World Plc                                 738,154
                                                               ------------
                      TOTAL THAILAND                                738,154
                                                               ------------
                      UNITED STATES: 2.0%
     126,200    @     Payless Shoesource, Inc.                    1,327,577
      30,800          Schlumberger Ltd.                           1,465,156
                                                               ------------
                      TOTAL UNITED STATES                         2,792,733
                                                               ------------
                      Total Common Stock
                       (Cost $127,280,524)                      134,818,540
                                                               ------------
RIGHTS: 0.0%
                      FRANCE: 0.0%
         630          Lafarge SA                                      1,700
                                                               ------------
                      Total France                                    1,700
                                                               ------------
                      Total Rights
                       (Cost $0)                                      1,700
                                                               ------------
                      Total Long-Term Investments
                       (Cost $127,280,524)                      134,820,240
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $127,280,524)*                     94.5%  $134,820,240
              OTHER ASSETS AND LIABILITIES-NET            5.5     7,808,286
                                                       ------  ------------
              NET ASSETS                               100.0%  $142,628,526
                                                       ======  ============

 @    Non-income producing security
 ADR  American Depositary Receipt
 A    Loaned security, a portion or all of the security was on
      loan at June 30, 2003.
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

      Gross Unrealized Appreciation                              $12,325,968
      Gross Unrealized Depreciation                               (4,786,252)
                                                                 -----------
      Net Unrealized Appreciation                                $ 7,539,716
                                                                 ===========

                 See Accompanying Notes to Financial Statements

ING
JANUS
GROWTH
AND
INCOME      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
COMMON STOCK: 84.4%
                      ADVERTISING: 0.8%
      41,130    @     Lamar Advertising Co.                    $  1,448,187
                                                               ------------
                                                                  1,448,187
                                                               ------------
                      AEROSPACE/DEFENSE: 1.5%
       9,410          General Dynamics Corp.                        682,225
      45,720          Lockheed Martin Corp.                       2,174,900
                                                               ------------
                                                                  2,857,125
                                                               ------------
                      AIRLINES: 0.4%
      42,710    A     Southwest Airlines Co.                        734,612
                                                               ------------
                                                                    734,612
                                                               ------------
                      BANKS: 3.0%
      31,650          Bank of America Corp.                       2,501,300
       5,130          Northern Trust Corp.                          214,383
       1,800    @     State Street Corp.                            372,708
      98,440          US Bancorp                                  2,411,780
                                                               ------------
                                                                  5,500,171
                                                               ------------
                      BEVERAGES: 2.7%
      63,565          Anheuser-Busch Cos., Inc.                   3,244,993
      37,320          PepsiCo, Inc.                               1,660,740
                                                               ------------
                                                                  4,905,733
                                                               ------------
                      CHEMICALS: 1.6%
      68,735          Du Pont EI de Nemours & Co.                 2,862,125
                                                               ------------
                                                                  2,862,125
                                                               ------------
                      COMMERCIAL SERVICES: 1.3%
      38,115   @,@@   Accenture Ltd.                                689,500
      30,455          Paychex, Inc.                                 892,636
      34,970          Valassis Communications, Inc.                 899,428
                                                               ------------
                                                                  2,481,564
                                                               ------------
                      COMPUTERS: 3.5%
      59,710    A     Apple Computer, Inc.                        1,141,655
      66,255    @     Ceridian Corp.                              1,124,347
      31,830    @     Dell Computer Corp.                         1,017,287
      24,530          International Business Machines Corp.       2,023,725
      16,020   @,A    Lexmark International, Inc.                 1,133,735
                                                               ------------
                                                                  6,440,749
                                                               ------------
                      COSMETICS/PERSONAL CARE: 2.4%
      24,380          Colgate-Palmolive Co.                       1,412,821
      33,995          Procter & Gamble Co.                        3,031,674
                                                               ------------
                                                                  4,444,495
                                                               ------------
                      DIVERSIFIED FINANCIAL: 8.9%
      83,325    A     CIT Group, Inc.                             2,053,961
     173,829          Citigroup, Inc.                             7,439,881
      61,840          Fannie Mae                                  4,170,490
      20,755    A     Goldman Sachs Group, Inc.                   1,738,231
      27,605          JP Morgan Chase & Co.                         943,539
                                                               ------------
                                                                 16,346,102
                                                               ------------
                      ELECTRIC: 0.5%
      26,640    @     Centerpoint Energy, Inc.                      853,013
                                                               ------------
                                                                    853,013
                                                               ------------
                      ENVIRONMENTAL CONTROL: 1.0%
      79,760          Waste Management, Inc.                      1,921,418
                                                               ------------
                                                                  1,921,418
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      FOOD: 0.5%
      18,040   @,A    Whole Foods Market, Inc.                 $    857,441
                                                               ------------
                                                                    857,441
                                                               ------------
                      HEALTHCARE -- PRODUCTS: 1.8%
       1,865          CR Bard, Inc.                                 132,993
       2,430    @     Inamed Corp.                                  130,467
      63,735          Medtronic, Inc.                             3,057,368
                                                               ------------
                                                                  3,320,828
                                                               ------------
                      HEALTHCARE -- SERVICES: 0.9%
      33,650    A     UnitedHealth Group, Inc.                    1,690,913
                                                               ------------
                                                                  1,690,913
                                                               ------------
                      HOUSEHOLD PRODUCTS/WARES: 0.1%
      15,936    @@    Reckitt Benckiser PLC                         292,418
                                                               ------------
                                                                    292,418
                                                               ------------
                      INSURANCE: 7.4%
      27,390          Aflac, Inc.                                   842,243
      24,563          American International Group                1,355,386
       1,329    @     Berkshire Hathaway, Inc.                    3,229,470
      47,895          John Hancock Financial Services, Inc.       1,471,813
      88,470          Marsh & McLennan Cos., Inc.                 4,518,163
      21,385    A     MGIC Investment Corp.                         997,396
      75,415          Travelers Property Casualty Corp.           1,189,295
                                                               ------------
                                                                 13,603,766
                                                               ------------
                      INTERNET: 1.3%
      60,105   @,A    InterActiveCorp                             2,378,355
                                                               ------------
                                                                  2,378,355
                                                               ------------
                      IRON/STEEL: 0.3%
      12,510          Nucor Corp.                                   611,114
                                                               ------------
                                                                    611,114
                                                               ------------
                      LODGING: 2.4%
      65,983    @@    Fairmont Hotels & Resorts, Inc.             1,544,002
      11,655    @@    Four Seasons Hotels, Inc.                     504,195
     120,300    @     Park Place Entertainment Corp.              1,093,527
      47,650    A     Starwood Hotels & Resorts Worldwide,
                       Inc.                                       1,362,314
                                                               ------------
                                                                  4,504,038
                                                               ------------
                      MEDIA: 11.9%
      46,000    A     AOL Time Warner, Inc.                         740,140
      53,655    A     Clear Channel Communications, Inc.          2,274,435
     146,135    A     Comcast Corp.                               4,213,072
      82,555   @,A    COX Communications, Inc.                    2,633,505
      26,985          Gannett Co., Inc.                           2,072,718
     367,095    @     Liberty Media Corp.                         4,243,618
     103,463    @     Viacom, Inc.                                4,517,195
      58,770    A     Walt Disney Co.                             1,160,708
                                                               ------------
                                                                 21,855,391
                                                               ------------
                      MISCELLANEOUS MANUFACTURING: 5.1%
      12,440          3M Co.                                      1,604,511
     187,990          General Electric Co.                        5,391,553
      50,240          Honeywell International, Inc.               1,348,944
      52,545   @@,A   Tyco International Ltd.                       997,304
                                                               ------------
                                                                  9,342,312
                                                               ------------
                      OIL & GAS: 6.1%
      18,995          Anadarko Petroleum Corp.                      844,708
      36,101          ConocoPhillips                              1,978,335
      63,248    @@    EnCana Corp.                                2,426,826
     164,190          Exxon Mobil Corp.                           5,896,063
                                                               ------------
                                                                 11,145,932
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
JANUS
GROWTH
AND
INCOME  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      PHARMACEUTICALS: 5.4%
      24,140          Abbott Laboratories                      $  1,056,366
      41,010    @     Caremark Rx, Inc.                           1,053,137
      26,085          Merck & Co., Inc.                           1,579,447
     114,265          Pfizer, Inc.                                3,902,150
      28,752    @@    Roche Holding AG                            2,255,288
                                                               ------------
                                                                  9,846,388
                                                               ------------
                      PIPELINES: 0.6%
      19,315    A     Kinder Morgan, Inc.                         1,055,565
                                                               ------------
                                                                  1,055,565
                                                               ------------
                      RETAIL: 0.8%
         570   @,A    Autozone, Inc.                                 43,303
       1,295   @,A    Best Buy Co., Inc.                             56,876
      24,060          Wal-Mart Stores, Inc.                       1,291,300
                                                               ------------
                                                                  1,391,479
                                                               ------------
                      SEMICONDUCTORS: 3.3%
      45,745   @,A    Applied Materials, Inc.                       725,516
      44,595    A     Linear Technology Corp.                     1,436,405
      83,800          Maxim Integrated Products                   2,865,122
      14,230    @     Nvidia Corp.                                  327,432
      40,280          Texas Instruments, Inc.                       708,928
                                                               ------------
                                                                  6,063,403
                                                               ------------
                      SOFTWARE: 4.5%
      31,645          Automatic Data Processing                   1,071,500
      14,520   @,A    Electronic Arts, Inc.                       1,074,335
     236,635          Microsoft Corp.                             6,060,222
                                                               ------------
                                                                  8,206,057
                                                               ------------
                      TELECOMMUNICATIONS: 2.4%
     133,320    @     Cisco Systems, Inc.                         2,225,111
      99,655    @@    Nokia OYJ ADR                               1,637,332
      23,755          SBC Communications, Inc.                      606,940
                                                               ------------
                                                                  4,469,383
                                                               ------------
                      TOYS/GAMES/HOBBIES: 1.0%
     101,080          Mattel, Inc.                                1,912,434
                                                               ------------
                                                                  1,912,434
                                                               ------------
                      TRANSPORTATION: 1.0%
      18,055    @@    Canadian National Railway Co.                 871,334
      25,630          CH Robinson Worldwide, Inc.                   911,403
                                                               ------------
                                                                  1,782,737
                                                               ------------
                      Total Common Stock
                       (Cost $151,194,972)                      155,125,248
                                                               ------------
 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
PREFERRED STOCK: 2.5%
                      AUTO MANUFACTURERS: 2.4%
$    106,990          General Motors Corp.,
                       6.250%, due 07/15/33, Series C             2,664,051
      28,930          General Motors Corp.,
                       5.250%, due 03/06/32, Series B               648,032
       2,482    @@    Porsche AG                                  1,046,031
                                                               ------------
                                                                  4,358,114
                                                               ------------
                      ENVIRONMENTAL CONTROL: 0.1%
       3,710          Allied Waste Industries, Inc.                 217,777
                                                               ------------
                                                                    217,777
                                                               ------------
                      Total Preferred Stock
                       (Cost $4,564,894)                          4,575,891
                                                               ------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
CORPORATE BONDS: 1.9%
                      ELECTRIC: 0.1%
$    170,000    A     CMS Energy Corp.,
                       7.625%, due 11/15/04                    $    173,400
                                                               ------------
                                                                    173,400
                                                               ------------
                      ENTERTAINMENT: 0.1%
     165,000    A     Six Flags, Inc.,
                       8.875%, due 02/01/10                         159,225
      40,000    A     Six Flags, Inc.,
                       9.500%, due 02/01/09                          39,600
                                                               ------------
                                                                    198,825
                                                               ------------
                      ENVIRONMENTAL CONTROL: 0.4%
      85,000          Allied Waste North America,
                       7.875%, due 04/15/13                          89,356
     350,000          Waste Management, Inc.,
                       6.375%, due 12/01/03                         356,308
     109,000          Waste Management, Inc.,
                       7.000%, due 10/01/04                         115,632
      95,000          Waste Management, Inc.-Old,
                       7.000%, due 05/15/05                         102,691
                                                               ------------
                                                                    663,987
                                                               ------------
                      MEDIA: 0.5%
     710,000          COX Communications, Inc.,
                       7.125%, due 10/01/12                         849,319
                                                               ------------
                                                                    849,319
                                                               ------------
                      OIL & GAS: 0.0%
      30,000          Devon Energy Corp., 0.000%,
                       due 06/27/20                                  16,388
                                                               ------------
                                                                     16,388
                                                               ------------
                      PIPELINES: 0.1%
     125,000    A     EL Paso Corp.,
                       7.875%, due 06/15/12                         116,406
                                                               ------------
                                                                    116,406
                                                               ------------
                      RETAIL: 0.5%
     900,000          Wal-Mart Stores, Inc.,
                       4.375%, due 08/01/03                         902,345
                                                               ------------
                                                                    902,345
                                                               ------------
                      TELECOMMUNICATIONS: 0.0%
       5,000          CenturyTel, Inc.,
                       8.375%, due 10/15/10                           6,320
                                                               ------------
                                                                      6,320
                                                               ------------
                      TOYS/GAMES/HOBBIES: 0.0%
      15,000          Mattel, Inc.,
                       6.000%, due 07/15/03                          15,005
      26,000          Mattel, Inc.,
                       6.125%, due 07/15/05                          27,633
                                                               ------------
                                                                     42,638
                                                               ------------
                      TRANSPORTATION: 0.2%
     385,000          Wisconsin Central Transport,
                       6.625%, due 04/15/08                         444,046
                                                               ------------
                                                                    444,046
                                                               ------------
                      Total Corporate Bonds
                       (Cost $3,171,242)                          3,413,674
                                                               ------------
CONVERTIBLE BONDS: 0.4%
                      ADVERTISING: 0.2%
     170,000    A     Lamar Advertising Co.,
                       2.875%, due 12/31/10                         171,487
     110,000          Lamar Advertising Co.,
                       5.250%, due 09/15/06                         113,850
                                                               ------------
                                                                    285,337
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
JANUS
GROWTH
AND
INCOME  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
                      PACKAGING & CONTAINERS: 0.2%
$    402,000          Sealed Air Corp.,
                       3.000%, due 06/30/33                    $    401,497
                                                               ------------
                                                                    401,497
                                                               ------------
                      Total Convertible Bonds
                       (Cost $682,573)                              686,834
                                                               ------------
U.S. TREASURY OBLIGATIONS: 2.1%
                      U.S. TREASURY NOTES: 2.1%
   1,500,000    A     2.250%, due 07/31/04                        1,519,864
   2,195,000    A     3.500%, due 11/15/06                        2,314,441
                                                               ------------
                                                                  3,834,305
                                                               ------------
                      TOTAL U.S. TREASURY OBLIGATIONS
                       (COST $3,755,097)                          3,834,305
                                                               ------------
                      TOTAL LONG-TERM INVESTMENTS
                       (COST $163,368,778)                      167,635,952
                                                               ------------
SHORT-TERM INVESTMENTS: 12.1%
                      COMMERCIAL PAPER: 6.7%
   3,500,000          General Electric Capital Corporation,
                       0.000%, due 07/01/03                       3,500,000
   8,900,000          Prudential Funding LLC,
                       0.000%, due 07/01/03                       8,900,000
                                                               ------------
                                                                 12,400,000
                                                               ------------
                      U.S. TREASURY OBLIGATIONS: 2.3%
   2,200,000          2.875%, due 06/30/04                        2,240,735
   1,910,000          3.000%, due 01/31/04                        1,932,907
                                                               ------------
                                                                  4,173,642
                                                               ------------
                      FEDERAL NATIONAL MORTGAGE ASSOCIATION: 3.1%
   5,700,000          0.750%, due 07/01/03                        5,699,850
                                                               ------------
                                                                  5,699,850
                                                               ------------
                      Total Short-Term Investments
                       (Cost $22,249,504)                        22,273,492
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $185,618,282)*                    103.4%  $189,909,444
              OTHER ASSETS AND LIABILITIES-NET          (3.4)    (6,194,503)
                                                       ------  ------------
              NET ASSETS                               100.0%  $183,714,941
                                                       ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 A    Loaned security, a portion or all of the security is on loan at June 30, 2003.
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

       Gross Unrealized Appreciation                             $ 8,865,459
       Gross Unrealized Depreciation                              (4,574,298)
                                                                 -----------
       Net Unrealized Appreciation                               $ 4,291,162
                                                                 ===========

At June 30, 2003 the following forward foreign currency contracts were outstanding for the Janus Growth and Income Portfolio.

                                        IN                  UNREALIZED
                        SETTLEMENT   EXCHANGE              APPRECIATION
CURRENCY     BUY/SELL      DATE        FOR      VALUE $   (DEPRECIATION)
--------     --------      ----        ---      -------   --------------
Euro                                     USD
EUR 230,000    Sell      08/08/03    247,802    263,803    $   (16,001)
                                                           ===========

                 See Accompanying Notes to Financial Statements

ING
JANUS
SPECIAL
EQUITY      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 92.7%
                      ADVERTISING: 2.0%
      36,785    A     Interpublic Group of Cos., Inc.           $   492,183
       3,255    @     Lamar Advertising Co.                         114,609
                                                                -----------
                                                                    606,792
                                                                -----------
                      AEROSPACE/DEFENSE: 0.6%
       3,652    @     Alliant Techsystems, Inc.                     189,575
                                                                -----------
                                                                    189,575
                                                                -----------
                      AGRICULTURE: 2.0%
      57,659    @@    Swedish Match AB                              435,776
       9,999          Vector Group Ltd.                             174,982
                                                                -----------
                                                                    610,758
                                                                -----------
                      APPAREL: 0.8%
       7,280          Liz Claiborne, Inc.                           256,620
                                                                -----------
                                                                    256,620
                                                                -----------
                      AUTO PARTS & EQUIPMENT: 4.2%
      27,735    @     Lear Corp.                                  1,276,365
                                                                -----------
                                                                  1,276,365
                                                                -----------
                      BUILDING MATERIALS: 2.4%
      33,545    @@    Cemex SA de CV ADR                            747,718
                                                                -----------
                                                                    747,718
                                                                -----------
                      CHEMICALS: 2.1%
      45,821   @@,A   Reliance Industries Ltd. ADR                  640,133
                                                                -----------
                                                                    640,133
                                                                -----------
                      COMMERCIAL SERVICES: 3.3%
      13,725          Arbitron, Inc.                                489,982
       7,210          Moody's Corp.                                 380,039
       1,820          Strayer Education, Inc.                       144,599
                                                                -----------
                                                                  1,014,620
                                                                -----------
                      COMPUTERS: 12.3%
      67,160          Apple Computer, Inc.                        1,284,099
      79,710   @,A    Cadence Design Systems, Inc.                  961,303
      83,705    @     Ceridian Corp.                              1,420,474
       4,875    @     Sungard Data Systems, Inc.                    126,311
                                                                -----------
                                                                  3,792,187
                                                                -----------
                      DIVERSIFIED FINANCIAL: 6.6%
     158,760    @     E*TRADE Group, Inc.                         1,349,460
       4,040          Fannie Mae                                    272,458
       8,015          Freddie Mac                                   406,922
                                                                -----------
                                                                  2,028,840
                                                                -----------
                      ENTERTAINMENT: 2.2%
     100,340          Six Flags, Inc.                               680,305
                                                                -----------
                                                                    680,305
                                                                -----------
                      ENVIRONMENTAL CONTROL: 1.8%
      54,490    @     Allied Waste Industries, Inc.                 547,624
                                                                -----------
                                                                    547,624
                                                                -----------
                      HEALTHCARE -- PRODUCTS: 0.7%
       4,130   @,A    Biosite, Inc.                                 198,653
                                                                -----------
                                                                    198,653
                                                                -----------
                      INSURANCE: 3.2%
         402    @     Berkshire Hathaway, Inc.                      976,860
                                                                -----------
                                                                    976,860
                                                                -----------
                      INTERNET: 0.5%
       3,810   @,A    InterActiveCorp                               150,762
                                                                -----------
                                                                    150,762
                                                                -----------

   Shares                                                          Value
---------------------------------------------------------------------------
                      LEISURE TIME: 2.1%
      70,100   @,A    Bally Total Fitness Holding Corp.         $   633,003
                                                                -----------
                                                                    633,003
                                                                -----------
                      LODGING: 2.9%
      34,740    @     Station Casinos, Inc.                         877,185
                                                                -----------
                                                                    877,185
                                                                -----------
                      MEDIA: 14.3%
      35,630   @,A    EchoStar Communications Corp.               1,233,511
         485    @@    Grupo Televisa SA ADR                          16,732
     208,141    @     Liberty Media Corp.                         2,406,110
      32,265   @,A    Playboy Enterprises, Inc.                     438,804
       9,035          Westwood One, Inc.                            306,558
                                                                -----------
                                                                  4,401,715
                                                                -----------
                      MISCELLANEOUS MANUFACTURING: 4.5%
       6,685    A     SPX Corp.                                     294,541
      58,045    @@    Tyco International Ltd.                     1,101,694
                                                                -----------
                                                                  1,396,235
                                                                -----------
                      OIL & GAS: 7.0%
       6,325          Anadarko Petroleum Corp.                      281,273
     180,000    @     Magnum Hunter Resources, Inc.               1,438,200
       5,575          Murphy Oil Corp.                              293,245
      14,200    @@    SK Corp.                                      134,927
                                                                -----------
                                                                  2,147,645
                                                                -----------
                      PIPELINES: 2.1%
      17,552    @     Kinder Morgan Management LLC                  657,498
                                                                -----------
                                                                    657,498
                                                                -----------
                      RETAIL: 5.7%
      14,355          Blockbuster, Inc.                             241,882
       4,360          CVS Corp.                                     122,211
      20,535          Fred's, Inc.                                  763,491
       3,535          Pier 1 Imports, Inc.                           72,114
      46,390    @     Toys R US, Inc.                               562,247
                                                                -----------
                                                                  1,761,945
                                                                -----------
                      SEMICONDUCTORS: 1.0%
      50,065    A     Advanced Micro Devices, Inc.                  320,917
                                                                -----------
                                                                    320,917
                                                                -----------
                      SOFTWARE: 7.0%
      64,000    A     Computer Associates International, Inc.     1,425,920
      41,040          IMS Health, Inc.                              738,310
                                                                -----------
                                                                  2,164,230
                                                                -----------
                      TEXTILES: 0.8%
       4,155    @     Mohawk Industries, Inc.                       230,727
                                                                -----------
                                                                    230,727
                                                                -----------
                      TOYS/GAMES/HOBBIES: 0.6%
      10,205          Mattel, Inc.                                  193,079
                                                                -----------
                                                                    193,079
                                                                -----------
                      Total Common Stock
                       (Cost $26,512,698)                        28,501,991
                                                                -----------

                 See Accompanying Notes to Financial Statements

ING
JANUS
SPECIAL
EQUITY  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                          Value
---------------------------------------------------------------------------
CORPORATE BONDS: 0.0%
                      RETAIL: 0.0%
$     25,000          Ames Department Stores, Inc., 0.000%,
                       due 04/15/06                             $       312
                                                                -----------
                                                                        312
                                                                -----------
                      Total Corporate Bonds
                       (Cost $11,111)                                   312
                                                                -----------
                      Total Long-Term Investments
                       (Cost $26,523,809)                        28,502,303
                                                                -----------
SHORT-TERM INVESTMENTS: 6.9%
                      COMMERCIAL PAPER: 6.8%
   1,100,000          General Electric Capital Corporation,
                       0.000%, due 07/01/03                       1,100,000
   1,000,000          Prudential Funding LLC,
                       0.000%, due 07/01/03                       1,000,000
                                                                -----------
                                                                  2,100,000
                                                                -----------
                      Total Short-Term Investments
                       (Cost $2,100,000)                          2,100,000
                                                                -----------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $28,623,809)*                       99.6%  $30,602,303
              OTHER ASSETS AND LIABILITIES-NET             0.4      149,524
                                                        ------  -----------
              NET ASSETS                                100.0%  $30,751,827
                                                        ======  ===========

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 A    Loaned security, a portion or all of the security is on loan at June 30, 2003.
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

        Gross Unrealized Appreciation                             $ 3,502,428
        Gross Unrealized Depreciation                              (1,523,934)
                                                                  -----------
        Net Unrealized Appreciation                               $ 1,978,494
                                                                  ===========

                 See Accompanying Notes to Financial Statements

ING
JENNISON
EQUITY
OPPORTUNITIES    PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
COMMON STOCK: 88.6%
                      AEROSPACE/DEFENSE: 3.4%
      33,800          Goodrich Corp.                           $    709,800
      79,900          Lockheed Martin Corp.                       3,800,843
      61,200          Northrop Grumman Corp.                      5,280,948
                                                               ------------
                                                                  9,791,591
                                                               ------------
                      AGRICULTURE: 1.0%
     133,100          Monsanto Co.                                2,880,284
                                                               ------------
                                                                  2,880,284
                                                               ------------
                      APPAREL: 2.4%
     265,900          Polo Ralph Lauren Corp.                     6,857,561
                                                               ------------
                                                                  6,857,561
                                                               ------------
                      AUTO MANUFACTURERS: 1.0%
      88,000          Navistar International Corp.                2,871,440
                                                               ------------
                                                                  2,871,440
                                                               ------------
                      BANKS: 4.1%
     229,800          Bank of New York Co., Inc.                  6,606,750
     107,400          Mellon Financial Corp.                      2,980,350
      69,400    @     Southwest Bancorp of Texas, Inc.            2,256,194
                                                               ------------
                                                                 11,843,294
                                                               ------------
                      BIOTECHNOLOGY: 1.3%
     164,100          Cambrex Corp.                               3,777,582
                                                               ------------
                                                                  3,777,582
                                                               ------------
                      CHEMICALS: 1.6%
     228,400          IMC Global, Inc.                            1,532,564
     179,500    A     Olin Corp.                                  3,069,450
                                                               ------------
                                                                  4,602,014
                                                               ------------
                      COAL: 2.0%
     243,800          Arch Coal, Inc.                             5,602,524
                                                               ------------
                                                                  5,602,524
                                                               ------------
                      COMMERCIAL SERVICES: 2.7%
     325,400    @     BearingPoint, Inc.                          3,140,110
     105,900          Manpower, Inc.                              3,927,831
      38,100    A     Robert Half International, Inc.               721,614
                                                               ------------
                                                                  7,789,555
                                                               ------------
                      COMPUTERS: 5.8%
     394,300   @,A    Ceridian Corp.                              6,691,271
     279,200          Hewlett-Packard Co.                         5,946,960
      95,500          Mentor Graphics Corp.                       1,382,840
      41,700   @,A    Synopsys, Inc.                              2,579,145
                                                               ------------
                                                                 16,600,216
                                                               ------------
                      COSMETICS/PERSONAL CARE: 1.6%
      89,200          Kimberly-Clark Corp.                        4,650,888
                                                               ------------
                                                                  4,650,888
                                                               ------------
                      DISTRIBUTION/WHOLESALE: 0.8%
      84,600   @,A    Tech Data Corp.                             2,259,666
                                                               ------------
                                                                  2,259,666
                                                               ------------
                      DIVERSIFIED FINANCIAL: 4.2%
     145,800          AG Edwards, Inc.                            4,986,360
     148,200    A     Merrill Lynch & Co., Inc.                   6,917,976
                                                               ------------
                                                                 11,904,336
                                                               ------------
                      ELECTRONICS: 4.8%
      86,800   @,A    Agilent Technologies, Inc.                  1,696,940
     127,900          Fisher Scientific International             4,463,710
     889,900   @,A    Solectron Corp.                             3,328,226
     169,000          Symbol Technologies, Inc.                   2,198,690
     153,800    @     Vishay Intertechnology, Inc.                2,030,160
                                                               ------------
                                                                 13,717,726
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      FOREST PRODUCTS & PAPER: 4.2%
     237,900          Boise Cascade Corp.                      $  5,685,810
     179,100          MeadWestvaco Corp.                          4,423,770
      46,900          Temple-Inland, Inc.                         2,012,479
                                                               ------------
                                                                 12,122,059
                                                               ------------
                      HEALTHCARE -- PRODUCTS: 1.7%
     245,400    @     Apogent Technologies, Inc.                  4,908,000
                                                               ------------
                                                                  4,908,000
                                                               ------------
                      HOUSEHOLD PRODUCTS/WARES: 0.7%
      38,900          Avery Dennison Corp.                        1,952,780
                                                               ------------
                                                                  1,952,780
                                                               ------------
                      INSURANCE: 6.4%
      49,100    @@    ACE Ltd                                     1,683,639
      96,900    @     CNA Financial Corp.                         2,383,740
      90,700    A     Hartford Financial Services Group, Inc.     4,567,652
      76,100    @@    Willis Group Holdings Ltd.                  2,340,075
      88,300    @@    XL Capital Ltd.                             7,328,900
                                                               ------------
                                                                 18,304,006
                                                               ------------
                      INTERNET: 1.5%
     171,100    @     DoubleClick, Inc.                           1,582,675
     222,500   @,A    Network Associates, Inc.                    2,821,300
                                                               ------------
                                                                  4,403,975
                                                               ------------
                      MEDIA: 6.6%
     479,700          General Motors Corp.-Hughes Electronics
                       Corp.                                      6,144,957
      69,100    A     Knight-Ridder, Inc.                         4,763,063
      91,000          New York Times Co.                          4,140,500
     281,200   @@,A   Pearson Plc ADR                             2,699,520
      40,200   @,A    Scholastic Corp.                            1,197,156
                                                               ------------
                                                                 18,945,196
                                                               ------------
                      MINING: 1.2%
     286,300   @@,A   Placer Dome, Inc.                           3,512,901
                                                               ------------
                                                                  3,512,901
                                                               ------------
                      MUTUAL FUND: 0.6%
      23,500    A     iShares Nasdaq Biotechnology Index Fund     1,574,265
                                                               ------------
                                                                  1,574,265
                                                               ------------
                      OIL & GAS: 5.5%
     185,400    A     Rowan Cos., Inc.                            4,152,960
     176,300    @     Spinnaker Exploration Co.                   4,619,060
      29,600    @@    Total SA ADR                                2,243,680
     214,000          Transocean, Inc.                            4,701,580
                                                               ------------
                                                                 15,717,280
                                                               ------------
                      OIL & GAS SERVICES: 7.1%
     205,000    @     FMC Technologies, Inc.                      4,315,250
     175,300          Halliburton Co.                             4,031,900
     127,000          Schlumberger Ltd.                           6,041,390
     144,800   @,A    Weatherford International Ltd.              6,067,120
                                                               ------------
                                                                 20,455,660
                                                               ------------
                      PHARMACEUTICALS: 4.5%
     103,100          Abbott Laboratories                         4,511,656
     134,300          Bristol-Myers Squibb Co.                    3,646,245
     141,100          Pfizer, Inc.                                4,818,565
                                                               ------------
                                                                 12,976,466
                                                               ------------
                      RETAIL: 3.5%
     155,300          Nordstrom, Inc.                             3,031,456
     181,000   @,A    Toys R US, Inc.                             2,193,720
     167,900          Wendy's International, Inc.                 4,864,063
                                                               ------------
                                                                 10,089,239
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
JENNISON
EQUITY
OPPORTUNITIES      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
                                  (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      SEMICONDUCTORS: 1.0%
   1,307,400    @     Agere Systems, Inc.                      $  3,007,020
                                                               ------------
                                                                  3,007,020
                                                               ------------
                      SOFTWARE: 4.3%
     232,200          Autodesk, Inc.                              3,752,352
     131,900          Microsoft Corp.                             3,377,959
     445,400    @     Parametric Technology Corp.                 1,358,470
     280,700    @     Sybase, Inc.                                3,904,537
                                                               ------------
                                                                 12,393,318
                                                               ------------
                      TELECOMMUNICATIONS: 1.5%
      73,200          Harris Corp.                                2,199,660
     214,500          Motorola, Inc.                              2,022,735
                                                               ------------
                                                                  4,222,395
                                                               ------------
                      TRANSPORTATION: 1.6%
     155,700    A     CSX Corp.                                   4,685,013
                                                               ------------
                                                                  4,685,013
                                                               ------------
                      Total Common Stock
                       (Cost $237,269,092)                      254,418,250
                                                               ------------
PREFERRED STOCK: 2.5%
                      MEDIA: 2.5%
     282,600    @@    News Corp. Ltd. ADR                         7,079,130
                                                               ------------
                                                                  7,079,130
                                                               ------------
                      Total Preferred Stock
                       (Cost $6,263,674)                          7,079,130
                                                               ------------
                      Total Long-Term Investments
                       (Cost $243,532,766)                      261,497,380
                                                               ------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 9.4%
                      COMMERCIAL PAPER: 9.4%
$ 14,000,000          AXPCC, 1.200%, due 07/01/03              $ 14,000,000
  13,135,000          GELCC, 1.200%, due 07/01/03                13,135,000
                                                               ------------
                                                                 27,135,000
                                                               ------------
                      Total Short-Term Investments
                       (Cost $27,135,000)                        27,135,000
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $270,667,766)*                    100.5%  $288,632,380
              OTHER ASSETS AND LIABILITIES-NET          (0.5)    (1,491,501)
                                                       ------  ------------
              NET ASSETS                               100.0%  $287,140,879
                                                       ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 A    Loaned security, a portion or all of the security is on loan at June 30, 2003.
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

      Gross Unrealized Appreciation                               $25,624,311
      Gross Unrealized Depreciation                                (7,659,697)
                                                                 ------------
      Net Unrealized Appreciation                                 $17,964,614
                                                                 ============

                 See Accompanying Notes to Financial Statements

ING
JPMORGAN FLEMING
INTERNATIONAL
ENHANCED
EAFE        PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 96.5%
                      AUSTRALIA: 1.2%
      14,270          News Corp. Ltd.                           $   107,186
      13,580          Woodside Petroleum Ltd.                       112,750
                                                                -----------
                      TOTAL AUSTRALIA                               219,936
                                                                -----------
                      BELGIUM: 2.0%
      15,860          Dexia                                         200,524
       9,280          Fortis                                        161,130
                                                                -----------
                      TOTAL BELGIUM                                 361,654
                                                                -----------
                      BRITAIN: 20.2%
      13,258          Abbey National Plc                            102,934
      22,320          Allied Domecq Plc                             123,016
      47,380          Barclays PLC                                  351,826
      69,510          BG Group Plc                                  307,972
      31,720          Brambles Industries PLC                        85,841
      25,640          British Land Co. Plc                          203,403
      54,560          Centrica Plc                                  158,230
      23,860          Compass Group PLC                             128,649
      29,055          GKN Plc                                       106,677
      15,208    @     Intercontinental Hotels Group Plc             107,910
      19,028    @     Mitchells & Butlers PLC                        73,395
      21,535          National Grid Transco PLC                     146,052
      14,230          Reckitt Benckiser PLC                         261,114
       8,800          Rio Tinto Plc                                 165,542
       9,520    @     Royal Bank of Scotland Group Plc ADR          267,058
      13,870          Schroders PLC                                 126,739
     340,450          Vodafone Group PLC                            665,720
      31,260          Wolseley Plc                                  345,737
                                                                -----------
                      TOTAL BRITAIN                               3,727,815
                                                                -----------
                      CANADA: 4.8%
      99,990          Bearing Power (Canada) Ltd.                   361,757
      26,310          Consumers Packaging, Inc.                     530,967
                                                                -----------
                      TOTAL CANADA                                  892,724
                                                                -----------
                      FINLAND: 2.4%
      27,280          Nokia OYJ                                     449,231
                                                                -----------
                      TOTAL FINLAND                                 449,231
                                                                -----------
                      FRANCE: 13.5%
       6,350          Aventis SA                                    349,363
      13,870          AXA                                           215,183
       5,600          BNP Paribas                                   284,563
       8,000          Cie de Saint-Gobain                           314,833
       5,460          Dassault Systemes SA                          179,323
       1,370          Imerys SA                                     199,488
       2,340          Renault SA                                    123,717
       5,380          Team Partners Group                            42,835
       5,210          Total SA                                      787,354
                                                                -----------
                      TOTAL FRANCE                                2,496,659
                                                                -----------
                      GERMANY: 7.4%
       9,100          Bayer AG                                      210,046
       9,380          Bayerische Motoren Werke AG                   360,309
       3,790          Deutsche Bank AG                              244,815
      11,740          Deutsche Post AG                              171,218
       3,645          HeidelbergCement AG                            79,655
       2,450          Schering AG                                   119,573
       3,840          Siemens AG                                    188,073
                                                                -----------
                      TOTAL GERMANY                               1,373,689
                                                                -----------
                      HONG KONG: 0.3%
      41,000          MTR Corp.                                      47,056
                                                                -----------
                      TOTAL HONG KONG                                47,056
                                                                -----------
                      IRELAND: 0.9%
      14,380          Bank of Ireland                               173,555
                                                                -----------
                      TOTAL IRELAND                                 173,555
                                                                -----------

   Shares                                                          Value
---------------------------------------------------------------------------
                      ITALY: 4.8%
      44,870          ENI-Ente Nazionale Idrocarburi SpA        $   678,607
      36,520          Telecom Italia SpA                            200,044
                                                                -----------
                      TOTAL ITALY                                   878,651
                                                                -----------
                      JAPAN: 16.9%
       1,680          Acom Co. Ltd.                                  60,722
       9,000          Canon, Inc.                                   412,992
       9,400          Chugai Pharmaceutical Co. Ltd.                106,780
       7,000          Fuji Photo Film Co. Ltd.                      202,290
         800          Hirose Electric Co. Ltd.                       66,159
       6,300          Honda Motor Co. Ltd.                          238,726
       2,900          Hoya Corp.                                    199,734
       8,000          Kao Corp.                                     148,907
       2,000          Murata Manufacturing Co. Ltd.                  78,618
       5,600          Namco Ltd.                                     89,357
      40,000          Nikko Cordial Corp.                           160,566
       2,100          Nintendo Co. Ltd.                             152,680
          39          Nippon Telegraph & Telephone Corp.            152,979
          13          Nippon Unipac Holding                          50,777
          54          NTT DoCoMo, Inc.                              116,927
       3,000          Secom Co. Ltd.                                 87,945
       2,800          Shin-Etsu Chemical Co. Ltd.                    95,607
       3,500          Sony Corp.                                     98,522
      22,000          Sumitomo Corp.                                101,503
       6,600          Takeda Chemical Industries Ltd.               243,498
       1,980          Takefuji Corp.                                102,731
       5,600          Yamanouchi Pharmaceutical Co. Ltd.            145,975
                                                                -----------
                      TOTAL JAPAN                                 3,113,995
                                                                -----------
                      NETHERLANDS: 4.6%
      14,890          ABN AMRO Holding NV                           284,699
      11,750          Koninklijke Philips Electronics NV            223,447
      15,540          Reed Elsevier NV                              183,273
      13,430          Wolters Kluwer NV ADR                         161,935
                                                                -----------
                      TOTAL NETHERLANDS                             853,354
                                                                -----------
                      RUSSIA: 0.5%
       1,750          YUKOS ADR                                      98,000
                                                                -----------
                      TOTAL RUSSIA                                   98,000
                                                                -----------
                      SOUTH AFRICA: 0.8%
      11,480          Barloworld Ltd.                               139,425
                                                                -----------
                      TOTAL SOUTH AFRICA                            139,425
                                                                -----------
                      SOUTH KOREA: 2.7%
       2,860          Kookmin Bank ADR                               86,515
       4,100          POSCO ADR                                     107,379
       1,390          Samsung Electronics Co Ltd. ADR               206,763
       5,690          SK Telecom Co. Ltd. ADR                       107,313
                                                                -----------
                      TOTAL SOUTH KOREA                             507,970
                                                                -----------
                      SPAIN: 2.7%
       7,050          Altadis SA                                    180,701
       6,190          Banco Popular Espanol                         312,766
                                                                -----------
                      TOTAL SPAIN                                   493,467
                                                                -----------
                      SWEDEN: 1.1%
      43,030          Nordea AB                                     207,491
                                                                -----------
                      TOTAL SWEDEN                                  207,491
                                                                -----------
                      SWITZERLAND: 7.9%
       5,275          Holcim Ltd.                                   194,909
       1,740          Nestle SA                                     359,034
       8,720          Novartis AG                                   345,053
       4,490          Roche Holding AG                              352,193
       1,748          Zurich Financial Services AG                  208,410
                                                                -----------
                      TOTAL SWITZERLAND                           1,459,599
                                                                -----------

                 See Accompanying Notes to Financial Statements

ING
JPMORGAN FLEMING
INTERNATIONAL
ENHANCED
EAFE               PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
                                  (Continued)
--------------------------------------------------------------------------------

   Shares                                                          Value
---------------------------------------------------------------------------
                      UNITED STATES: 1.0%
      80,930          Northwest Equity Corp.                    $   190,303
                                                                -----------
                      TOTAL UNITED STATES                           190,303
                                                                -----------
                      VENEZUELA: 0.8%
      21,420          Corp Industrial Carabobo SACA                 148,718
                                                                -----------
                      TOTAL VENEZUELA                               148,718
                                                                -----------
                      Total Common Stock
                       (Cost $17,533,894)                        17,833,292
                                                                -----------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $17,533,894)*                       96.5%  $17,833,292
              OTHER ASSETS AND LIABILITIES-NET             3.5      650,233
                                                        ------  -----------
              NET ASSETS                                100.0%  $18,483,525
                                                        ======  ===========

 @    Non-income producing security
 ADR  American Depositary Receipt
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

      Gross Unrealized Appreciation                                $  929,160
      Gross Unrealized Depreciation                                  (629,762)
                                                                   ----------
      Net Unrealized Appreciation                                  $  299,398
                                                                   ==========

                 See Accompanying Notes to Financial Statements

ING
JPMORGAN
FLEMING
SMALL CAP
EQUITY      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

Shares                                                              Value
----------------------------------------------------------------------------
COMMON STOCK: 95.2%
                AEROSPACE/DEFENSE: 1.5%
 9,550    @     Alliant Techsystems, Inc.                        $   495,741
                                                                 -----------
                                                                     495,741
                                                                 -----------
                APPAREL: 2.2%
19,800    @     Quiksilver, Inc.                                     326,502
 7,200          Timberland Co.                                       380,592
                                                                 -----------
                                                                     707,094
                                                                 -----------
                AUTO MANUFACTURERS: 0.8%
 4,400          Oshkosh Truck Corp.                                  261,008
                                                                 -----------
                                                                     261,008
                                                                 -----------
                AUTO PARTS & EQUIPMENT: 1.0%
 5,200          BorgWarner, Inc.                                     334,880
                                                                 -----------
                                                                     334,880
                                                                 -----------
                BANKS: 6.1%
 2,431          Commerce Bancorp, Inc.                                90,190
 4,100          CVB Financial Corp.                                   80,032
13,200          East-West Bancorp, Inc.                              477,048
 5,400          Hancock Holding Co.                                  254,124
16,600          UCBH Holdings, Inc.                                  476,088
12,700          United Bankshares, Inc.                              363,855
 7,900          Wintrust Financial Corp.                             233,840
                                                                 -----------
                                                                   1,975,177
                                                                 -----------
                CHEMICALS: 3.1%
11,900          Albemarle Corp.                                      332,843
 3,300    @     Cabot Microelectronics Corp.                         166,551
11,900          Georgia Gulf Corp.                                   235,620
12,400          Spartech Corp.                                       263,004
                                                                 -----------
                                                                     998,018
                                                                 -----------
                COMMERCIAL SERVICES: 2.2%
 5,100          Banta Corp.                                          165,087
 5,900    @     Education Management Corp.                           313,762
 6,300    @     Iron Mountain, Inc.                                  233,667
                                                                 -----------
                                                                     712,516
                                                                 -----------
                COMPUTERS: 1.9%
12,400    @     CACI International, Inc.                             425,320
 4,800          Imation Corp.                                        181,536
                                                                 -----------
                                                                     606,856
                                                                 -----------
                DISTRIBUTION/WHOLESALE: 0.8%
11,000          Owens & Minor, Inc.                                  245,850
                                                                 -----------
                                                                     245,850
                                                                 -----------
                DIVERSIFIED FINANCIAL: 2.4%
 5,900    @     Affiliated Managers Group                            359,605
12,300          Raymond James Financial, Inc.                        406,515
                                                                 -----------
                                                                     766,120
                                                                 -----------
                ELECTRICAL COMPONENTS & EQUIPMENT: 1.1%
 9,800          Ametek, Inc.                                         359,170
                                                                 -----------
                                                                     359,170
                                                                 -----------
                ELECTRONICS: 1.3%
 4,800    @     Cymer, Inc.                                          151,488
 7,900    @     Varian, Inc.                                         273,893
                                                                 -----------
                                                                     425,381
                                                                 -----------
                ENGINEERING & CONSTRUCTION: 2.1%
 6,800    @     EMCOR Group, Inc.                                    335,648
 8,500          Jacobs Engineering Group, Inc.                       358,275
                                                                 -----------
                                                                     693,923
                                                                 -----------
                ENVIRONMENTAL CONTROL: 1.0%
 9,100    @     Waste Connections, Inc.                              318,955
                                                                 -----------
                                                                     318,955
                                                                 -----------

Shares                                                              Value
----------------------------------------------------------------------------
                FOOD: 2.4%
 4,400    @     American Italian Pasta Co.                       $   183,260
17,900    @     Hain Celestial Group, Inc.                           286,221
 8,600    @     Performance Food Group Co.                           318,200
                                                                 -----------
                                                                     787,681
                                                                 -----------
                GAS: 1.5%
 7,000          New Jersey Resources Corp.                           248,500
 7,150          UGI Corp.                                            226,655
                                                                 -----------
                                                                     475,155
                                                                 -----------
                HAND/MACHINE TOOLS: 1.6%
 8,900          Kennametal, Inc.                                     301,176
11,800          Regal-Beloit Corp.                                   225,380
                                                                 -----------
                                                                     526,556
                                                                 -----------
                HEALTHCARE -- PRODUCTS: 7.3%
13,500          Cooper Cos., Inc.                                    469,395
 5,200          Datascope Corp.                                      153,556
 8,500    @     Henry Schein, Inc.                                   444,890
 4,200    @     Idexx Laboratories, Inc.                             140,868
 6,500    @     Inamed Corp.                                         348,985
 6,300    @     Ocular Sciences, Inc.                                125,055
 4,200    @     Respironics, Inc.                                    157,584
15,000    @     Steris Corp.                                         346,350
 7,800    @     Sybron Dental Specialties, Inc.                      184,080
                                                                 -----------
                                                                   2,370,763
                                                                 -----------
                HEALTHCARE -- SERVICES: 2.7%
 7,000    @     AMERIGROUP Corp.                                     260,400
 9,400    @     Community Health Systems, Inc.                       181,326
 9,500    @     Coventry Health Care, Inc.                           438,520
                                                                 -----------
                                                                     880,246
                                                                 -----------
                HOME BUILDERS: 2.0%
   900          NVR, Inc.                                            369,900
 7,200          Winnebago Industries                                 272,880
                                                                 -----------
                                                                     642,780
                                                                 -----------
                HOME FURNISHINGS: 1.9%
 5,700    @     Furniture Brands International, Inc.                 148,770
 5,800          Harman International Industries, Inc.                459,012
                                                                 -----------
                                                                     607,782
                                                                 -----------
                HOUSEHOLD PRODUCTS/WARES: 3.6%
12,900          Church & Dwight, Inc.                                422,217
11,400    @     Fossil, Inc.                                         268,584
11,100    @     Helen of Troy Ltd.                                   168,276
 6,100    @     Scotts Co.                                           301,950
                                                                 -----------
                                                                   1,161,027
                                                                 -----------
                HOUSEWARES: 1.1%
 9,100          Toro Co.                                             361,725
                                                                 -----------
                                                                     361,725
                                                                 -----------
                INSURANCE: 2.6%
11,400          HCC Insurance Holdings, Inc.                         337,098
 2,000    @     Markel Corp.                                         512,000
                                                                 -----------
                                                                     849,098
                                                                 -----------
                INTERNET: 1.8%
 8,600    @     Avocent Corp.                                        257,398
15,700    @     Macromedia, Inc.                                     330,328
                                                                 -----------
                                                                     587,726
                                                                 -----------
                LEISURE TIME: 1.0%
 5,300          Polaris Industries, Inc.                             325,420
                                                                 -----------
                                                                     325,420
                                                                 -----------

                 See Accompanying Notes to Financial Statements

ING
JPMORGAN
FLEMING
SMALL CAP
EQUITY  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Shares                                                              Value
----------------------------------------------------------------------------
                LODGING: 1.9%
21,600    @     Boyd Gaming Corp.                                $   372,816
19,400    @     Extended Stay America, Inc.                          261,706
                                                                 -----------
                                                                     634,522
                                                                 -----------
                MACHINERY -- DIVERSIFIED: 2.2%
10,000          IDEX Corp.                                           362,400
 4,500    @     Zebra Technologies Corp.                             338,355
                                                                 -----------
                                                                     700,755
                                                                 -----------
                MEDIA: 1.7%
15,300    @     Emmis Communications Corp.                           351,135
18,500    @     Sinclair Broadcast Group, Inc.                       214,785
                                                                 -----------
                                                                     565,920
                                                                 -----------
                MINING: 0.1%
 4,700          Century Aluminum Co.                                  33,041
                                                                 -----------
                                                                      33,041
                                                                 -----------
                MISCELLANEOUS MANUFACTURING: 1.8%
 5,700          Actuant Corp.                                        269,724
 9,200          Aptargroup, Inc.                                     331,200
                                                                 -----------
                                                                     600,924
                                                                 -----------
                OIL & GAS: 5.2%
 9,400    @     Newfield Exploration Co.                             352,970
11,650          Patina Oil & Gas Corp.                               374,547
25,200    @     Pride International, Inc.                            474,264
12,000          St Mary Land & Exploration Co.                       327,600
15,000    @     Swift Energy Co.                                     165,000
                                                                 -----------
                                                                   1,694,381
                                                                 -----------
                OIL & GAS SERVICES: 1.5%
11,600    @     Oceaneering International, Inc.                      296,380
 9,400    @     Varco International, Inc.                            184,240
                                                                 -----------
                                                                     480,620
                                                                 -----------
                PHARMACEUTICALS: 1.3%
12,800    @     Medicines Co.                                        252,032
 3,300    @     Neurocrine Biosciences, Inc.                         164,802
                                                                 -----------
                                                                     416,834
                                                                 -----------
                REITS: 1.6%
 5,500          Alexandria Real Estate Equities, Inc.                247,500
 6,400          Chelsea Property Group, Inc.                         257,984
                                                                 -----------
                                                                     505,484
                                                                 -----------
                RETAIL: 8.5%
13,200    @     AnnTaylor Stores Corp.                               382,140
 9,700          Applebees International, Inc.                        304,871
17,600    @     Chico's FAS, Inc.                                    370,480
 8,900    @     Genesco, Inc.                                        157,530
 6,900    @     Lithia Motors, Inc.                                  111,573
 8,000          Luby's, Inc.                                          18,000
 9,300    @     O'Reilly Automotive, Inc.                            310,527
12,700          Pier 1 Imports, Inc.                                 259,080
 7,400          Regis Corp.                                          214,970
13,000    @     School Specialty, Inc.                               369,980
10,000    @     Sonic Corp.                                          254,300
                                                                 -----------
                                                                   2,753,451
                                                                 -----------
                SAVINGS & LOANS: 0.4%
 3,500          Downey Financial Corp.                               144,550
                                                                 -----------
                                                                     144,550
                                                                 -----------
                SEMICONDUCTORS: 3.6%
17,400    @     Integrated Circuit Systems, Inc.                     546,883
13,100    @     International Rectifier Corp.                        351,342
 8,900    @     Varian Semiconductor Equipment Associates, Inc.      264,864
                                                                 -----------
                                                                   1,163,089
                                                                 -----------
                SOFTWARE: 2.2%
 3,550          Fair Isaac Corp.                                     182,647
 7,200    @     Hyperion Solutions Corp.                             243,072
 7,700          Inter-Tel, Inc.                                      163,394
10,400    @     JDA Software Group, Inc.                             116,376
                                                                 -----------
                                                                     705,489
                                                                 -----------
                TELECOMMUNICATIONS: 1.1%
22,700    @     CommScope, Inc.                                      215,650
13,100    @     Tekelec                                              148,030
                                                                 -----------
                                                                     363,680
                                                                 -----------
                TRANSPORTATION: 3.7%
 9,500          Arkansas Best Corp.                                  226,005
 5,600    @     Landstar System, Inc.                                351,960
 8,400    @@    UTI Worldwide, Inc.                                  261,996
17,900          Werner Enterprises, Inc.                             379,480
                                                                 -----------
                                                                   1,219,441
                                                                 -----------
                WATER: 1.4%
 6,900          American States Water Co.                            188,370
11,500          Philadelphia Suburban Corp.                          280,370
                                                                 -----------
                                                                     468,740
                                                                 -----------
                Total Common Stock
                 (Cost $28,489,287)                               30,927,569
                                                                 -----------


        TOTAL INVESTMENTS IN SECURITIES
         (COST $28,489,288)*                              95.2%  $30,927,569
        OTHER ASSETS AND LIABILITIES-NET                    4.8    1,552,432
                                                         ------  -----------
        NET ASSETS                                       100.0%  $32,480,001
                                                         ======  ===========

 @    Non-income producing security
 @@   Foreign Issuer
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

      Gross Unrealized Appreciation                               $2,900,630
      Gross Unrealized Depreciation                                 (462,349)
                                                                  ----------
      Net Unrealized Appreciation                                 $2,438,281
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
LIMITED
MATURITY
BOND        PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
CORPORATE BONDS: 35.9%
                      AEROSPACE/DEFENSE: 0.7%
   3,000,000          Northrop Grumman Corp.,
                       8.625%, due 10/15/04                    $  3,248,166
   1,500,000          Raytheon Co.,
                       5.700%, due 11/01/03                       1,513,573
                                                               ------------
                                                                  4,761,739
                                                               ------------
                      AGRICULTURE: 0.7%
   1,000,000          Altria Group, Inc.,
                       6.375%, due 02/01/06                       1,059,703
   2,000,000    A     Altria Group, Inc.,
                       7.200%, due 02/01/07                       2,180,170
   1,000,000          RJ Reynolds Tobacco Holdings, Inc.,
                       6.500%, due 06/01/07                       1,002,609
                                                               ------------
                                                                  4,242,482
                                                               ------------
                      AUTO MANUFACTURERS: 0.3%
   2,000,000    A     DaimlerChrysler NA Holding Corp.,
                       6.400%, due 05/15/06                       2,185,514
                                                               ------------
                                                                  2,185,514
                                                               ------------
                      BANKS: 3.5%
   5,000,000          Bank of America Corp.,
                       5.250%, due 02/01/07                       5,498,445
   4,000,000          JP Morgan Chase & Co.,
                       5.250%, due 05/30/07                       4,391,576
   1,500,000          NTC Capital Trust,
                       1.809%, due 01/15/27                       1,361,605
   3,000,000          PNC Funding Corp.,
                       7.000%, due 09/01/04                       3,196,263
   2,000,000          Union Planters Bank NA,
                       5.125%, due 06/15/07                       2,156,048
   3,000,000          Wachovia Corp.,
                       7.550%, due 08/18/05                       3,366,681
   2,000,000          Wells Fargo & Co.,
                       5.250%, due 12/01/07                       2,199,162
                                                               ------------
                                                                 22,169,780
                                                               ------------
                      BEVERAGES: 0.3%
   2,000,000          PepsiAmericas, Inc.,
                       3.875%, due 09/12/07                       2,068,694
                                                               ------------
                                                                  2,068,694
                                                               ------------
                      BUILDING MATERIALS: 0.3%
   2,000,000          Masco Corp.,
                       6.000%, due 05/03/04                       2,070,702
                                                               ------------
                                                                  2,070,702
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      CHEMICALS: 0.3%
   2,000,000          Chevron Phillips Chemical Co. LLC,
                       5.375%, due 06/15/07                    $  2,159,236
                                                               ------------
                                                                  2,159,236
                                                               ------------
                      COSMETICS/PERSONAL CARE: 0.3%
   2,000,000          Procter & Gamble Co.,
                       6.600%, due 12/15/04                       2,147,338
                                                               ------------
                                                                  2,147,338
                                                               ------------
                      DIVERSIFIED FINANCIAL: 8.0%
   3,000,000          AIG SunAmerica Global Financing V,
                       5.200%, due 05/10/04                       3,101,760
     640,000          Associates Corp. Of North America,
                       6.250%, due 11/01/08                         737,581
   2,000,000    A     Boeing Capital Corp.,
                       5.750%, due 02/15/07                       2,186,216
   2,000,000          Caterpillar Financial Services Corp.,
                       5.950%, due 05/01/06                       2,219,616
   1,500,000    A     CIT Group, Inc.,
                       5.625%, due 05/17/04                       1,549,798
   1,000,000          Citigroup Global Markets Holdings,
                       Inc.,
                       6.500%, due 02/15/08                       1,151,486
   4,000,000    A     Citigroup, Inc.,
                       5.000%, due 03/06/07                       4,356,152
   2,500,000          Countrywide Home Loans, Inc.,
                       4.250%, due 12/19/07                       2,628,755
   4,000,000          Credit Suisse First Boston USA, Inc.,
                       5.750%, due 04/15/07                       4,447,716
   2,000,000    A     Ford Motor Credit Co.,
                       6.500%, due 01/25/07                       2,105,914
   1,000,000          General Electric Capital Corp.,
                       5.000%, due 06/15/07                       1,089,816
   3,000,000    A     General Electric Capital Corp.,
                       5.350%, due 03/30/06                       3,260,901
   1,000,000    A     General Motors Acceptance Corp.,
                       6.125%, due 08/28/07                       1,040,093
   6,000,000    A     Goldman Sachs Group, Inc.,
                       7.625%, due 08/17/05                       6,764,742
     150,000          Household Finance Corp.,
                       5.750%, due 01/30/07                         165,681
   1,200,000          Household Finance Corp.,
                       6.375%, due 11/27/12                       1,369,417
   1,530,000          Lehman Brothers Holdings, Inc.,
                       4.000%, due 01/22/08                       1,596,228
   2,000,000          Merrill Lynch & Co., Inc.,
                       7.080%, due 10/03/05                       2,212,970
   4,000,000          Morgan Stanley,
                       5.800%, due 04/01/07                       4,421,256
     350,000          UBS Paine Webber Group, Inc.,
                       1.685%, due 07/24/03                         350,098
   4,000,000          Wells Fargo Financial, Inc.,
                       4.875%, due 06/12/07                       4,346,208
                                                               ------------
                                                                 51,102,404
                                                               ------------
                      ELECTRIC: 3.9%
   3,000,000          Alabama Power Co.,
                       7.125%, due 08/15/04                       3,193,692
   3,000,000          Boston Edison Co.,
                       1.789%, due 10/15/05                       3,003,978
   1,000,000    A     Centerior Energy Corp.,
                       7.670%, due 07/01/04                       1,055,646
   2,000,000          Constellation Energy Group, Inc.,
                       6.350%, due 04/01/07                       2,237,180
   2,000,000          Dominion Resources, Inc.,
                       7.600%, due 07/15/03                       2,004,428
   2,000,000          Dominion Resources, Inc.,
                       7.625%, due 07/15/05                       2,225,766
   2,575,000          Nisource Finance Corp.,
                       7.625%, due 11/15/05                       2,816,911
   2,000,000          Pepco Holdings, Inc.,
                       5.500%, due 08/15/07                       2,156,704
   2,000,000          PPL Electric Utilities Corp.,
                       5.875%, due 08/15/07                       2,209,408
   4,000,000          Progress Energy, Inc.,
                       6.550%, due 03/01/04                       4,127,392
                                                               ------------
                                                                 25,031,105
                                                               ------------
                      ENVIRONMENTAL CONTROL: 0.4%
   2,500,000          Waste Management, Inc.,
                       7.000%, due 10/01/04                       2,652,105
                                                               ------------
                                                                  2,652,105
                                                               ------------
                      FOOD: 2.0%
   2,000,000          General Mills, Inc.,
                       5.125%, due 02/15/07                       2,180,462
   2,000,000          Kellogg Co.,
                       6.000%, due 04/01/06                       2,206,246
   3,000,000          Kraft Foods, Inc.,
                       5.250%, due 06/01/07                       3,254,022

                 See Accompanying Notes to Financial Statements

ING
LIMITED
MATURITY
BOND    PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      FOOD (CONTINUED)
   3,000,000          Safeway, Inc.,
                       3.625%, due 11/05/03                    $  3,010,737
   2,000,000          Tyson Foods, Inc.,
                       7.250%, due 10/01/06                       2,235,134
                                                               ------------
                                                                 12,886,601
                                                               ------------
                      FOREST PRODUCTS & PAPER: 0.5%
   3,000,000          Weyerhaeuser Co.,
                       5.500%, due 03/15/05                       3,175,062
                                                               ------------
                                                                  3,175,062
                                                               ------------
                      GAS: 0.5%
   3,000,000          Sempra Energy,
                       6.925%, due 07/01/04                       3,147,312
                                                               ------------
                                                                  3,147,312
                                                               ------------
                      HEALTHCARE -- SERVICES: 0.4%
   2,300,000          WellPoint Health Networks,
                       6.375%, due 06/15/06                       2,581,002
                                                               ------------
                                                                  2,581,002
                                                               ------------
                      HOME BUILDERS: 0.2%
     920,000          Centex Corp.,
                       4.750%, due 01/15/08                         972,358
                                                               ------------
                                                                    972,358
                                                               ------------
                      INSURANCE: 1.7%
   3,000,000    A     AIG SunAmerica Global Financing XII,
                       5.300%, due 05/30/07                       3,275,559
   2,000,000          Allstate Corp.,
                       5.375%, due 12/01/06                       2,192,878
   2,000,000          Allstate Financial Global Funding,
                       7.125%, due 09/26/05                       2,235,824
   3,000,000          Marsh & McLennan Cos., Inc.,
                       5.375%, due 03/15/07                       3,305,862
                                                               ------------
                                                                 11,010,123
                                                               ------------
                      LODGING: 0.7%
   3,000,000          Marriott International, Inc.,
                       8.125%, due 04/01/05                       3,273,855
   1,000,000          MGM Mirage,
                       6.950%, due 02/01/05                       1,048,750
                                                               ------------
                                                                  4,322,605
                                                               ------------
                      MEDIA: 1.4%
   1,000,000    A     AOL Time Warner, Inc.,
                       6.150%, due 05/01/07                       1,126,094
   3,000,000          Time Warner Entertainment Co. LP,
                       7.250%, due 09/01/08                       3,543,108
   2,000,000          Viacom, Inc.,
                       5.625%, due 05/01/07                       2,227,714
   2,000,000          Viacom, Inc.,
                       7.750%, due 06/01/05                       2,228,492
                                                               ------------
                                                                  9,125,408
                                                               ------------
                      MINING: 0.8%
   5,000,000          Alcoa, Inc.,
                       1.537%, due 12/06/04                       5,014,020
                                                               ------------
                                                                  5,014,020
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      OIL & GAS: 1.3%
   3,000,000          ConocoPhillips,
                       3.625%, due 10/15/07                    $  3,118,233
   3,000,000          Louis Dreyfus Natural Gas,
                       9.250%, due 06/15/04                       3,184,164
   2,000,000          Ocean Energy, Inc.,
                       4.375%, due 10/01/07                       2,105,080
                                                               ------------
                                                                  8,407,477
                                                               ------------
                      PACKAGING & CONTAINERS: 0.3%
   1,980,000          Sealed Air Corp.,
                       6.950%, due 05/15/09                       2,189,803
                                                               ------------
                                                                  2,189,803
                                                               ------------
                      PHARMACEUTICALS: 0.9%
   2,000,000          Pfizer, Inc.,
                       3.625%, due 11/01/04                       2,054,758
   3,000,000          Wyeth,
                       6.250%, due 03/15/06                       3,328,590
                                                               ------------
                                                                  5,383,348
                                                               ------------
                      PIPELINES: 1.2%
   1,000,000          Duke Energy Field Services Llc,
                       7.500%, due 08/16/05                       1,094,154
   1,000,000          Kinder Morgan Energy Partners LP,
                       5.350%, due 08/15/07                       1,090,943
   3,000,000          Kinder Morgan, Inc.,
                       6.650%, due 03/01/05                       3,219,930
   2,000,000          Northern Border Pipeline Co.,
                       6.250%, due 05/01/07                       2,190,544
                                                               ------------
                                                                  7,595,571
                                                               ------------
                      REAL ESTATE: 0.6%
     750,000          EOP Operating LP,
                       6.500%, due 01/15/04                         768,228
   1,000,000          EOP Operating LP,
                       6.500%, due 06/15/04                       1,046,040
   2,000,000          EOP Operating LP,
                       7.375%, due 11/15/03                       2,040,218
                                                               ------------
                                                                  3,854,486
                                                               ------------
                      REITS: 1.2%
   2,000,000          New Plan Excel Realty Trust,
                       5.875%, due 06/15/07                       2,145,110
   2,000,000    A     Simon Property Group LP,
                       6.375%, due 11/15/07                       2,233,506
   3,000,000          Simon Property Group LP,
                       6.750%, due 02/09/04                       3,093,258
                                                               ------------
                                                                  7,471,874
                                                               ------------
                      SAVINGS & LOANS: 0.5%
   3,000,000          Washington Mutual, Inc.,
                       7.500%, due 08/15/06                       3,474,114
                                                               ------------
                                                                  3,474,114
                                                               ------------
                      TELECOMMUNICATIONS: 2.1%
   2,000,000          Ameritech Capital Funding,
                       7.500%, due 04/01/05                       2,196,604
   2,000,000          AT&T Corp.,
                       6.375%, due 03/15/04                       2,058,584
   1,000,000          AT&T Wireless Services, Inc.,
                       7.350%, due 03/01/06                       1,122,965
   1,000,000          Citizens Communications Co.,
                       6.375%, due 08/15/04                       1,045,365
     965,000    A     Sprint Capital Corp.,
                       6.000%, due 01/15/07                       1,038,032
   4,000,000    A     Verizon Global Funding Corp.,
                       4.000%, due 01/15/08                       4,181,288
   1,435,000          Verizon Wireless Capital LLC,
                       5.375%, due 12/15/06                       1,577,625
                                                               ------------
                                                                 13,220,463
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
LIMITED
MATURITY
BOND    PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      TRANSPORTATION: 0.9%
   1,000,000          FedEx Corp.,
                       6.625%, due 02/12/04                    $  1,031,150
   4,000,000          Union Pacific Corp.,
                       6.790%, due 11/09/07                       4,583,144
                                                               ------------
                                                                  5,614,294
                                                               ------------
                      Total Corporate Bonds
                       (Cost $216,542,552)                      230,037,020
                                                               ------------
BONDS/NOTES: 0.2%
                      SOVEREIGN: 0.2%
   1,475,000    @@    Province of Ontario,
                       3.282%, due 03/28/08                       1,513,216
                                                               ------------
                                                                  1,513,216
                                                               ------------
                      Total Bonds/Notes
                       (Cost $1,479,905)                          1,513,216
                                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 42.1%
                      FEDERAL HOME LOAN BANK: 1.4%
   8,000,000    A     4.625%, due 04/15/05                        8,467,408
                                                               ------------
                                                                  8,467,408
                                                               ------------
                      FEDERAL HOME LOAN MORTGAGE CORPORATION: 17.2%
  12,000,000          2.875%, due 09/26/05                       12,052,296
  10,000,000          3.000%, due 07/15/04                       10,195,830
  12,500,000          3.250%, due 01/15/04                       12,648,375
  40,000,000          4.500%, due 07/23/07                       41,310,280
  12,500,000    A     4.500%, due 08/15/04                       12,966,012
      38,173          4.530%, due 07/01/24                           39,208
   2,500,000          5.000%, due 05/15/04                        2,585,035
   5,000,000    A     5.250%, due 01/15/06                        5,446,210
   1,000,000          5.250%, due 02/15/04                        1,026,027
       1,417          5.875%, due 01/01/17                            1,447
     139,226          6.000%, due 04/01/13                          145,169
     225,251          6.000%, due 04/01/13                          234,865
     184,102          6.000%, due 06/01/11                          192,386
      84,173          6.500%, due 03/01/13                           88,506
      35,375          6.500%, due 04/01/11                           37,298
     122,607          6.500%, due 11/01/10                          129,271
   5,000,000    A     6.875%, due 01/15/05                        5,426,590
   5,000,000    A     7.000%, due 07/15/05                        5,559,285
     117,350          7.000%, due 10/01/10                          124,820
      95,482          7.500%, due 04/01/11                          101,911
      36,799          8.000%, due 09/01/26                           39,760
      69,847          9.000%, due 01/01/25                           77,527
      47,873          9.000%, due 09/01/24                           53,283
                                                               ------------
                                                                110,481,391
                                                               ------------
                      FEDERAL NATIONAL MORTGAGE ASSOCIATION: 22.7%
   6,675,000    A     2.375%, due 04/13/06                        6,741,730
  10,000,000    A     3.500%, due 09/15/04                       10,285,440
   2,000,000    A     3.875%, due 03/15/05                        2,088,782
   5,000,000    A     4.125%, due 01/14/05                        5,217,300
      44,052          4.372%, due 12/01/17                           45,377
  13,500,000          4.750%, due 03/15/04                       13,850,001
   8,000,000          4.875%, due 04/16/04                        8,239,808
  13,000,000    A     5.125%, due 02/13/04                       13,325,442
   5,000,000          5.250%, due 02/13/04                        5,129,005
   9,500,000    A     5.250%, due 03/22/07                        9,755,826
   3,000,000          5.500%, due 02/15/06                        3,295,365
  20,500,000    A     5.500%, due 05/02/06                       22,521,341
  10,000,000    A     5.750%, due 06/15/05                       10,845,990
     205,592          6.000%, due 02/01/13                          215,210
     355,411          6.000%, due 04/01/13                          371,911
   2,533,713          6.000%, due 10/01/16                        2,645,316
   8,000,000    A     6.000%, due 12/15/05                        8,850,280
   2,425,280          6.500%, due 02/01/29                        2,561,808
      89,243          6.500%, due 04/01/11                           94,436
      56,474          6.500%, due 04/01/11                           59,760
     186,590          6.500%, due 04/01/13                          197,057
     170,510          6.500%, due 04/01/13                          180,074
   2,770,729          6.500%, due 04/01/32                        2,890,272
   4,643,268          6.500%, due 10/01/22                        4,879,386
   1,225,091          6.500%, due 10/01/32                        1,277,947
   7,000,000    A     7.000%, due 07/15/05                        7,782,005
   1,538,393          7.000%, due 10/01/32                        1,620,559
     458,187          7.000%, due 10/01/32                          482,659
     148,135          7.500%, due 08/01/27                          157,815
      31,049          8.000%, due 04/01/25                           33,729
         328          8.500%, due 03/01/04                              332
      15,328          8.500%, due 08/01/06                           16,417
         884          8.500%, due 08/01/06                              947
                                                               ------------
                                                                145,659,327
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.8%
       4,183          10.000%, due 04/15/20                    $      4,839
      46,838          6.000%, due 01/15/09                           49,423
     353,642          6.000%, due 04/15/13                          372,744
      54,760          6.000%, due 12/15/08                           57,796
     152,719          6.500%, due 02/15/13                          162,384
   1,582,261          7.000%, due 03/15/31                        1,671,647
   2,212,026          7.000%, due 07/15/31                        2,336,989
      98,454          7.500%, due 01/15/24                          105,385
      98,514          7.500%, due 07/15/27                          104,870
     160,791          8.000%, due 05/15/17                          175,876
      21,015          8.000%, due 06/15/17                           22,987
      20,054          8.000%, due 07/15/17                           21,935
      18,279          8.500%, due 07/15/26                           19,852
      10,686          9.000%, due 12/15/26                           11,826
       7,111          9.500%, due 03/15/20                            8,027
      53,420          9.500%, due 07/15/21                           60,306
                                                               ------------
                                                                  5,186,886
                                                               ------------
                      Total U.S. Government Agency
                       Obligations
                       (Cost $263,659,812)                      269,795,012
                                                               ------------
U.S. TREASURY OBLIGATIONS: 9.3%
                      U.S. TREASURY NOTES: 9.3%
  25,584,000    A     1.250%, due 05/31/05                       25,577,016
   3,765,000    A     1.875%, due 09/30/04                        3,803,241
   7,650,000    A     2.125%, due 08/31/04                        7,745,931
   1,255,000    A     2.625%, due 05/15/08                        1,266,865
   5,500,000    A     4.625%, due 05/15/06                        5,963,848
   5,000,000    A     5.625%, due 02/15/06                        5,529,885
   3,020,000    A     5.750%, due 11/15/05                        3,324,715
   1,000,000    A     5.875%, due 11/15/04                        1,064,571
   4,000,000    A     6.500%, due 08/15/05                        4,433,440
   1,000,000    A     6.750%, due 05/15/05                        1,101,602
                                                               ------------
                                                                 59,811,114
                                                               ------------
                      Total U.S. Treasury Obligations
                       (Cost $58,817,292)                        59,811,114
                                                               ------------
OTHER ASSETS BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS:
 3.6%
                      AUTOMOBILE ASSET BACKED SECURITIES: 1.6%
  10,000,000          World Omni Auto Receivables Trust,
                       4.050%, due 07/15/09                      10,519,140
                                                               ------------
                                                                 10,519,140
                                                               ------------
                      CREDIT CARD ASSET BACKED SECURITIES: 0.2%
   1,430,000          MBNA Credit Card Master Note Trust,
                       4.950%, due 06/15/09                       1,560,696
                                                               ------------
                                                                  1,560,696
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
LIMITED
MATURITY
BOND    PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      DIVERSIFIED FINANCIAL: 1.5%
   5,000,000          General Motors Acceptance Corp.,
                       1.590%, due 11/07/03                    $  4,992,800
   4,293,421          Nationslink Funding Corp.,
                       6.001%, due 08/20/30                       4,608,433
                                                               ------------
                                                                  9,601,233
                                                               ------------
                      OTHER ASSET BACKED SECURITIES: 0.3%
     555,151    @@    Garanti Trade Payment Rights Master
                       Trust,
                       10.810%, due 06/15/04                        564,798
   1,090,000          Residential Asset Mortgage Products,
                       Inc.,
                       2.140%, due 02/25/30                       1,082,847
                                                               ------------
                                                                  1,647,645
                                                               ------------
                      Total Other Asset Backed Securities and
                       Collateralized Mortgage Obligations
                       (Cost $22,997,009)                        23,328,714
                                                               ------------
                      Total Long-Term Investments
                       (Cost $563,496,570)                      584,485,076
                                                               ------------
SHORT-TERM INVESTMENTS: 7.8%
                      U. S. TREASURY DISCOUNT: 0.5%
   1,450,000    A     3.250%, due 05/31/04                        1,479,737
   1,860,000    A     3.375%, due 04/30/04                        1,897,127
                                                               ------------
                                                                  3,376,864
                                                               ------------
                      REPURCHASE AGREEMENT: 7.3%
  46,543,000          Agreement with Goldman Sachs Group,
                       Inc. 1.200% dated 06/30/03,
                       due 07/01/03, $46,544,551 to be
                       received upon repurchase
                       (Collateralized by various U.S.
                       Government Agency Obligations, 1.45%
                       to 7.25%, Market Value $47,475,570 due
                       02/13/04 to 11/22/21)                     46,543,000
                                                               ------------
                                                                 46,543,000
                                                               ------------
                      Total Short-Term Investments
                       (Cost $49,861,540)                        49,919,864
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $613,358,110)*                     98.9%  $634,404,940
              OTHER ASSETS AND LIABILITIES-NET            1.1     6,987,289
                                                       ------  ------------
              NET ASSETS                               100.0%  $641,392,229
                                                       ======  ============

 @@   Foreign Issuer
 A    Loaned security, a portion or all of security is on loan at
      June 30, 2003.
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

        Gross Unrealized Appreciation                             $21,434,725
        Gross Unrealized Depreciation                                (387,896)
                                                                 ------------
        Net Unrealized Appreciation                               $21,046,829
                                                                 ============

                 See Accompanying Notes to Financial Statements

ING
LIQUID
ASSETS      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
                      ASSET-BACKED COMMERCIAL PAPER: 11.6%
$  9,000,000          Blue Ridge Asset,
                       0.000%, due 07/31/03                    $  8,991,975
  10,000,000          Crown Point Capital Co.,
                       0.000%, due 08/05/03                       9,988,042
  20,500,000          Crown Point Capital Co.,
                       0.000%, due 09/10/03                      20,450,971
   9,300,000          Crown Point Capital Co.,
                       0.000%, due 09/19/03                       9,279,127
   5,000,000          Crown Point Capital Co.,
                       0.000%, due 10/09/03                       4,986,806
  10,000,000          Edison Asset Securitization, LLC,
                       0.000%, due 07/16/03                       9,994,792
  10,000,000          Edison Asset Securitization, LLC,
                       0.000%, due 11/17/03                       9,955,983
   9,400,000          Galaxy Funding,
                       0.000%, due 08/27/03                       9,382,587
   9,000,000          Jupiter Securitization Corp.,
                       0.000%, due 07/23/03                       8,994,555
   9,100,000          Old Line Funding Corp.,
                       0.000%, due 07/24/03                       9,093,169
   8,508,000          Thunderbay,
                       0.000%, due 08/12/03                       8,497,280
                                                               ------------
                                                                109,615,287
                                                               ------------
                      Total Asset-Backed Commercial Paper
                       (Cost $109,615,288)                      109,615,287
                                                               ------------
                      CERTIFICATE OF DEPOSITS: 9.9%
  11,500,000          Barclays Bank Plc,
                       1.260%, due 09/03/03                      11,499,998
  12,000,000          Barclays Bank Plc,
                       1.620%, due 12/09/03                      12,008,932
  11,500,000          Canadian Imperial Bank Commerce, NY,
                       1.290%, due 08/11/03                      11,500,508
  14,000,000          HBOS Treasury Services,
                       1.250%, due 07/29/03                      13,999,876
  13,100,000          State Street Bank & Trust,
                       1.220%, due 07/06/04                      13,100,000
  10,000,000          State Street Bank & Trust,
                       2.200%, due 07/08/03                      10,000,000
  10,000,000          Washington Mutual,
                       1.220%, due 11/25/03                      10,000,000
  11,800,000          Washington Mutual,
                       1.290%, due 10/17/03                      11,800,000
                                                               ------------
                                                                 93,909,314
                                                               ------------
                      Total Certificate of Deposits
                       (Cost $93,909,314)                        93,909,314
                                                               ------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
                      COMMERCIAL PAPER: 2.2%
$ 11,000,000          Credit Suisse First Boston, Inc.,
                       0.000%, due 07/21/03                    $ 10,992,361
  10,000,000          Household Financial Corporation,
                       0.000%, due 07/03/03                       9,999,311
                                                               ------------
                                                                 20,991,672
                                                               ------------
                      Total Commercial Paper
                       (Cost $20,991,672)                        20,991,672
                                                               ------------
                      CORPORATE NOTES: 55.9%
  12,400,000          American Honda Finance,
                       1.160%, due 09/16/03                      12,400,536
  16,500,000          American Honda Finance,
                       1.270%, due 08/04/03                      16,500,201
   9,821,000          Associates Corporation, NA,
                       5.750%, due 11/01/03                       9,960,929
   7,200,000          Bank of America, NA,
                       5.750%, due 03/01/04                       7,412,320
  18,200,000          Bank of America, NA,
                       1.340%, due 08/18/03                      18,206,144
  10,000,000          Bank of America, NA,
                       1.354%, due 07/07/03                      10,000,186
   6,250,000          Bank of New York, NA,
                       1.010%, due 06/25/04                       6,250,000
  10,000,000          Bank of Scotland, NA,
                       1.310%, due 02/14/04                      10,001,392
   4,100,000          Bank of Scotland, NA,
                       1.329%, due 01/22/04                       4,100,845
  11,000,000          Bank One NA Illinois,
                       1.040%, due 02/24/04                      10,999,278
  10,000,000          Bank One NA Illinois,
                       1.168%, due 09/17/03                      10,002,717
   8,450,000          Bank One NA Illinois,
                       1.310%, due 02/23/04                       8,457,664
  13,100,000          Barclays Bank Plc,
                       1.030%, due 03/08/04                      13,099,104
   2,795,000          Bell Atlantic,
                       5.875%, due 02/01/04                       2,864,382
  11,500,000          BellSouth Corporation,
                       4.160%, due 04/26/04                      11,754,855
   5,000,000          BellSouth Telecommunications, Inc.,
                       1.298%, due 07/02/04                       5,000,000
  11,500,000          BP Amoco Capital,
                       1.045%, due 03/08/04                      11,500,000
   9,000,000          Canadian Imperial Bank Commerce, NY,
                       1.045%, due 12/15/03                       9,000,211
   7,300,000          Chase Manhattan Bank USA, NA,
                       1.074%, due 06/30/04                       7,300,000
  15,000,000          Citigroup, Inc.,
                       1.410%, due 07/17/03                      15,000,935
   5,100,000          First Union National Bank,
                       1.410%, due 06/08/04                       5,112,775
   7,750,000          First Union National Bank,
                       1.499%, due 07/31/03                       7,751,398
   4,200,000          First Union National Bank,
                       1.519%, due 02/20/04                       4,208,000
  13,100,000          General Electric Capital Corporation,
                       1.114%, due 01/28/04                      13,104,574
  13,000,000          General Electric Capital Corporation,
                       1.342%, due 07/09/04                      13,000,000
  10,000,000          General Electric Capital Corporation,
                       1.399%, due 10/22/03                      10,005,002
  11,000,000          Goldman Sachs Group, Inc.,
                       1.240%, due 09/26/03                      11,000,000
  11,000,000          Goldman Sachs Group, Inc.,
                       1.270%, due 08/01/03                      11,000,000
  10,000,000          Goldman Sachs Group, Inc.,
                       1.400%, due 10/27/03                      10,000,000
   3,450,000          GTE North, Inc.,
                       6.000%, due 01/15/04                       3,533,853
  14,000,000          HBOS Treasury Services,
                       1.270%, due 06/24/04                      14,000,000
   4,200,000          Heller Financial, Inc.,
                       6.000%, due 03/19/04                       4,339,118
   3,500,000          Household Financial Corporation,
                       1.279%, due 09/26/03                       3,504,759
   8,100,000          Household Financial Corporation,
                       4.520%, due 09/15/03                       8,156,140
   6,400,000          Merrill Lynch & Company, Inc.,
                       1.132%, due 11/19/03                       6,402,136
  15,700,000          Merrill Lynch & Company, Inc.,
                       1.590%, due 03/08/04                      15,737,079
   8,000,000          Merrill Lynch & Company, Inc.,
                       1.590%, due 08/01/03                       8,002,256
  13,100,000          Money Market Trust CCE,
                       1.193%, due 02/19/04                      13,095,819
  23,000,000          Money Market Trust Series A-1,
                       1.330%, due 07/09/04                      23,000,000

                 See Accompanying Notes to Financial Statements

ING
LIQUID
ASSETS  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
                      CORPORATE NOTES (CONTINUED)
$ 12,000,000          Rabobank Nederland NV NY,
                       1.042%, due 01/22/04                    $ 12,000,000
  12,000,000          Rabobank Nederland NV NY,
                       1.045%, due 01/23/04                      12,000,000
  12,200,000          Salomon Smith Barney Holdings,
                       1.224%, due 02/20/04                      12,213,108
   4,000,000          Salomon Smith Barney Holdings,
                       1.360%, due 11/13/03                       4,002,671
  20,670,000          SBC Communications,
                       4.180%, due 06/05/04                      21,234,959
  20,000,000          Toyota Motor Credit Corporation,
                       1.410%, due 09/15/03                      20,000,000
  11,000,000          US Bancorp,
                       1.410%, due 9/15/2003                     11,006,491
   5,750,000          US Bank NA,
                       1.230%, due 11/14/03                       5,752,040
  10,100,000          Washington Mutual,
                       1.251%, due 11/13/03                      10,100,000
  12,000,000          Wells Fargo Bank, NA,
                       0.968%, due 01/26/04                      12,000,000
  11,000,000          Wells Fargo Bank, NA,
                       0.984%, due 11/24/03                      11,000,000
   6,500,000          Wells Fargo Bank, NA,
                       1.250%, due 02/06/04                       6,500,000
   7,000,000          Wells Fargo Bank, NA,
                       1.310%, due 07/02/04                       7,000,000
                                                               ------------
                                                                529,573,877
                                                               ------------
                      Total Corporate Notes
                       (Cost $529,573,876)                      529,573,877
                                                               ------------
                      U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.4%
  11,000,000          Federal Home Loan Bank,
                       1.410%, due 03/05/04                      11,000,000
  11,500,000          Federal Home Loan Bank,
                       1.410%, due 03/08/04                      11,500,000
  14,500,000          Federal Home Loan Bank,
                       5.375%, due 01/05/04                      14,811,840
   6,200,000          Federal Home Loan Bank,
                       5.500%, due 02/25/04                       6,365,073
  20,850,000          Federal Home Loan Mortgage Corporation,
                       3.250%, due 01/15/04                      21,071,514
   2,700,000          Federal Home Loan Mortgage Corporation,
                       3.400%, due 02/20/04                       2,734,407
  10,000,000          Federal National Mortgage Association,
                       1.250%, due 07/07/04                      10,000,000
  11,000,000          Federal National Mortgage Association,
                       5.125%, due 02/13/04                      11,259,196
                                                               ------------
                                                                 88,742,030
                                                               ------------
                      Total U.S. Government Agency
                       Obligations
                       (Cost $88,742,030)                        88,742,030
                                                               ------------
                      REPURCHASE AGREEMENT: 11.7%
 110,785,000          Agreement with Goldman Sachs Group,
                       Inc. 1.200% dated 06/30/03 due
                       07/01/03, $110,788,693 to be received
                       upon repurchase (Collateralized by
                       various U.S. Government Agency
                       Obligations, 0.00% to 8.20%, Market
                       Value $113,003,039 due 07/02/03 to
                       03/01/17)                                110,785,000
                                                               ------------
                      Total Repurchase Agreement
                       (Cost $110,785,000)                      110,785,000
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $953,617,180)*                    100.7%  $953,617,180
              OTHER ASSETS AND LIABILITIES-NET          (0.7)    (6,913,174)
                                                       ------  ------------
              NET ASSETS                               100.0%  $946,704,006
                                                       ======  ============

                 See Accompanying Notes to Financial Statements

ING
MARSICO
GROWTH      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                           Value
----------------------------------------------------------------------------
COMMON STOCK: 91.4%
                    AIRLINES: 5.0%
   500,588   @,A    JetBlue Airways Corp.                       $ 21,169,866
   301,724  @,@@,A  Ryanair Holdings plc ADR                      13,547,408
                                                                ------------
                                                                  34,717,274
                                                                ------------
                    AUTO MANUFACTURERS: 1.0%
   176,330    @@    Bayerische Motoren Werke AG                    6,773,278
                                                                ------------
                                                                   6,773,278
                                                                ------------
                    BIOTECHNOLOGY: 8.9%
   379,690          Amgen, Inc.                                   25,226,604
   489,988   @,A    Genentech, Inc.                               35,337,935
    51,898   @,A    Idec Pharmaceuticals Corp.                     1,764,532
                                                                ------------
                                                                  62,329,071
                                                                ------------
                    COMPUTERS: 3.1%
   677,593    @     Dell Computer Corp.                           21,655,872
                                                                ------------
                                                                  21,655,872
                                                                ------------
                    COSMETICS/PERSONAL CARE: 3.3%
   257,004          Procter & Gamble Co.                          22,919,617
                                                                ------------
                                                                  22,919,617
                                                                ------------
                    DIVERSIFIED FINANCIAL: 14.5%
   773,468          Citigroup, Inc.                               33,104,430
   282,766          Fannie Mae                                    19,069,739
   144,477    A     Goldman Sachs Group, Inc.                     12,099,949
        20          Lehman Brothers Holdings, Inc.                     1,330
   934,812          SLM Corp.                                     36,616,586
                                                                ------------
                                                                 100,892,034
                                                                ------------
                    HEALTHCARE -- PRODUCTS: 4.4%
    44,182    @     Boston Scientific Corp.                        2,699,520
   275,035          Medtronic, Inc.                               13,193,429
   333,608   @,A    Zimmer Holdings, Inc.                         15,029,040
                                                                ------------
                                                                  30,921,989
                                                                ------------
                    HEALTHCARE -- SERVICES: 7.5%
   271,081   @,A    Quest Diagnostics                             17,294,968
   690,904    A     UnitedHealth Group, Inc.                      34,717,926
                                                                ------------
                                                                  52,012,894
                                                                ------------
                    HOME BUILDERS: 3.3%
   184,658    A     Lennar Corp.                                  13,203,047
    12,028          Lennar Corp.                                     826,324
   183,777          MDC Holdings, Inc.                             8,872,753
                                                                ------------
                                                                  22,902,124
                                                                ------------
                    INTERNET: 3.5%
   318,940   @,A    Amazon.com, Inc.                              11,638,121
   124,965   @,A    eBay, Inc.                                    13,018,854
                                                                ------------
                                                                  24,656,975
                                                                ------------
                    MEDIA: 5.5%
   186,112   @,A    EchoStar Communications Corp.                  6,443,197
   481,040   @,A    Viacom, Inc.                                  21,002,206
   544,170    A     Walt Disney Co.                               10,747,357
                                                                ------------
                                                                  38,192,760
                                                                ------------
                    MISCELLANEOUS MANUFACTURING: 4.4%
 1,071,873          General Electric Co.                          30,741,318
                                                                ------------
                                                                  30,741,318
                                                                ------------
                    OIL & GAS: 0.7%
    96,222          Devon Energy Corp.                             5,138,255
                                                                ------------
                                                                   5,138,255
                                                                ------------
                    PHARMACEUTICALS: 3.2%
   234,172   @,A    Caremark Rx, Inc.                              6,013,537
   235,904          Eli Lilly & Co.                               16,270,299
                                                                ------------
                                                                  22,283,836
                                                                ------------
                    RETAIL: 7.3%
   180,393   @,A    Best Buy Co., Inc.                             7,922,860
   468,708          Lowe's Cos., Inc.                             20,131,009
    35,468          McDonald's Corp.                                 782,424
   683,021    A     Tiffany & Co.                                 22,321,126
                                                                ------------
                                                                  51,157,419
                                                                ------------
                    SEMICONDUCTORS: 1.9%
   627,566          Intel Corp.                                   13,043,332
                                                                ------------
                                                                  13,043,332
                                                                ------------
                    SOFTWARE: 4.9%
   308,100   @,A    Electronic Arts, Inc.                         22,796,319
   915,698    @     Oracle Corp.                                  11,006,690
                                                                ------------
                                                                  33,803,009
                                                                ------------
                    TELECOMMUNICATIONS: 5.8%
 1,480,469    @     Cisco Systems, Inc.                           24,709,028
   626,132   @,A    Nextel Communications, Inc.                   11,320,466
   278,544    @@    Nokia OYJ ADR                                  4,576,478
                                                                ------------
                                                                  40,605,972
                                                                ------------
                    TRANSPORTATION: 3.2%
   360,856          FedEx Corp.                                   22,383,898
                                                                ------------
                                                                  22,383,898
                                                                ------------
                    Total Common Stock
                     (Cost $543,402,760)                         637,130,927
                                                                ------------
SHORT-TERM INVESTMENTS: 9.6%
                    FEDERAL HOME LOAN BANK: 9.6%
66,600,000          0.950%, due 07/01/03                          66,598,705
                                                                ------------
                                                                  66,598,705
                                                                ------------
                    Total Short-Term Investments
                     (Cost $66,600,000)                           66,599,705
                                                                ------------


             TOTAL INVESTMENTS IN SECURITIES
              (COST $610,002,760)*                     101.0%  $703,729,632
             OTHER ASSETS AND LIABILITIES-NET           (1.0)    (6,879,371)
                                                       ------  ------------
             NET ASSETS                                100.0%  $696,850,261
                                                       ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 A    Loaned Security, a portion or all of the Security is on loan at June 30, 2003.
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

      Gross Unrealized Appreciation                              $96,594,112
      Gross Unrealized Depreciation                               (2,867,240)
                                                                 -----------
      Net Unrealized Appreciation                                $93,726,872
                                                                 ===========

At June 30, 2003 the following forward foreign currency contracts were outstanding for the Marsico Growth Portfolio.

                                          IN                     UNREALIZED
                          SETTLEMENT   EXCHANGE                 APPRECIATION
CURRENCY       BUY/SELL      DATE         FOR       VALUE $    (DEPRECIATION)
--------       --------      ----         ---       -------    --------------
Euro                                         USD
EUR 5,615,053    Sell      09/17/03    6,460,580   6,433,070     $   27,510
                                                                 ----------
                                                                 ==========

                 See Accompanying Notes to Financial Statements

ING
MERCURY
FOCUS
VALUE       PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

Shares                                                             Value
---------------------------------------------------------------------------
COMMON STOCK: 76.0%
                 AEROSPACE/DEFENSE: 3.5%
  6,000          Boeing Co.                                     $   205,920
  4,700          Goodrich Corp.                                      98,700
  5,500          Raytheon Co.                                       180,620
                                                                -----------
                                                                    485,240
                                                                -----------
                 APPAREL: 0.5%
  2,300    @     Jones Apparel Group, Inc.                           67,298
                                                                -----------
                                                                     67,298
                                                                -----------
                 BANKS: 4.0%
  4,700          Bank One Corp.                                     174,746
  6,000          Mellon Financial Corp.                             166,500
  5,300          Wachovia Corp.                                     211,788
                                                                -----------
                                                                    553,034
                                                                -----------
                 CHEMICALS: 1.9%
  6,200          Du Pont EI de Nemours & Co.                        258,168
                                                                -----------
                                                                    258,168
                                                                -----------
                 COAL: 3.1%
 18,500          Arch Coal, Inc.                                    425,130
                                                                -----------
                                                                    425,130
                                                                -----------
                 COMPUTERS: 3.4%
  3,800          Apple Computer, Inc.                                72,656
 32,000          Unisys Corp.                                       392,960
                                                                -----------
                                                                    465,616
                                                                -----------
                 COSMETICS/PERSONAL CARE: 1.7%
  4,500          Kimberly-Clark Corp.                               234,630
                                                                -----------
                                                                    234,630
                                                                -----------
                 DIVERSIFIED FINANCIAL: 6.4%
 11,000          Citigroup, Inc.                                    470,800
 12,400          Janus Capital Group, Inc.                          203,360
  4,900          Morgan Stanley                                     209,475
                                                                -----------
                                                                    883,635
                                                                -----------
                 ELECTRONICS: 2.5%
  6,400    @     Agilent Technologies, Inc.                         125,120
  9,400          Symbol Technologies, Inc.                          122,294
  6,300          Thomas & Betts Corp.                                91,035
                                                                -----------
                                                                    338,449
                                                                -----------
                 FOREST PRODUCTS & PAPER: 3.6%
  9,900          Boise Cascade Corp.                                236,610
 20,500    @@    Sappi Ltd. ADR                                     253,175
                                                                -----------
                                                                    489,785
                                                                -----------
                 INSURANCE: 3.9%
  3,700          Allstate Corp.                                     131,905
  4,200          Hartford Financial Services Group, Inc.            211,512
 12,137          Travelers Property Casualty Corp.                  192,978
                                                                -----------
                                                                    536,395
                                                                -----------
                 MEDIA: 3.4%
 15,400          AOL Time Warner, Inc.                              247,786
 18,816    @     Liberty Media Corp.                                217,513
                                                                -----------
                                                                    465,299
                                                                -----------
                 MINING: 1.1%
  3,800          Phelps Dodge Corp.                                 145,692
                                                                -----------
                                                                    145,692
                                                                -----------
                 MISCELLANEOUS MANUFACTURING: 1.7%
  8,600          Honeywell International, Inc.                      230,910
                                                                -----------
                                                                    230,910
                                                                -----------
                 OIL & GAS: 7.3%
  2,400          Diamond Offshore Drilling                           50,376
 10,800          Exxon Mobil Corp.                                  387,828
  8,600          GlobalSantaFe Corp.                                200,724
  5,900          Rowan Cos., Inc.                                   132,160
  5,000    @@    Royal Dutch Petroleum Co. ADR                      233,100
                                                                -----------
                                                                  1,004,188
                                                                -----------
                 OIL & GAS SERVICES: 1.8%
 21,000    @     Grant Prideco, Inc.                                246,750
                                                                -----------
                                                                    246,750
                                                                -----------
                 PHARMACEUTICALS: 1.2%
  8,600          Schering-Plough Corp.                              159,960
                                                                -----------
                                                                    159,960
                                                                -----------
                 RETAIL: 5.6%
 23,100          Foot Locker, Inc.                                  306,075
 10,400          McDonald's Corp.                                   229,424
 19,200    @     Toys R US, Inc.                                    232,704
                                                                -----------
                                                                    768,203
                                                                -----------
                 SEMICONDUCTORS: 3.2%
 48,300    @     LSI Logic Corp.                                    341,964
  5,200    @     National Semiconductor Corp.                       102,544
                                                                -----------
                                                                    444,508
                                                                -----------
                 SOFTWARE: 3.4%
 21,200    @     Borland Software Corp.                             207,124
 87,700    @     Parametric Technology Corp.                        267,485
                                                                -----------
                                                                    474,609
                                                                -----------
                 TELECOMMUNICATIONS: 7.8%
 87,900    @     3Com Corp.                                         411,372
128,500          Lucent Technologies, Inc.                          260,855
  7,300          SBC Communications, Inc.                           186,515
  5,400          Verizon Communications, Inc.                       213,030
                                                                -----------
                                                                  1,071,772
                                                                -----------

Shares                                                             Value
---------------------------------------------------------------------------
                 TOYS/GAMES/HOBBIES: 5.0%
 15,800          Hasbro, Inc.                                   $   276,342
 48,700          Topps Co.                                          418,333
                                                                -----------
                                                                    694,675
                                                                -----------
                 Total Common Stock
                  (Cost $9,473,110)                              10,443,946
                                                                -----------

         TOTAL INVESTMENTS IN SECURITIES
          (COST $9,473,110)*                             76.0%  $10,443,946
         OTHER ASSETS AND LIABILITIES-NET                 24.0    3,295,798
                                                        ------  -----------
         NET ASSETS                                     100.0%  $13,739,744
                                                        ======  ===========

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

      Gross Unrealized Appreciation                               $1,138,653
      Gross Unrealized Depreciation                                 (167,817)
                                                                  ----------
      Net Unrealized Appreciation                                 $  970,836
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
MERCURY
FUNDAMENTAL
GROWTH      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

Shares                                                              Value
----------------------------------------------------------------------------
COMMON STOCK: 91.2%
                AEROSPACE/DEFENSE: 1.3%
 1,700          General Dynamics Corp.                            $  123,250
                                                                  ----------
                                                                     123,250
                                                                  ----------
                APPAREL: 2.3%
 2,700    @     Coach, Inc.                                          134,298
 1,600          Nike, Inc.                                            85,584
                                                                  ----------
                                                                     219,882
                                                                  ----------
                BANKS: 2.7%
 3,900          Northern Trust Corp.                                 162,981
 2,400          State Street Corp.                                    94,560
                                                                  ----------
                                                                     257,541
                                                                  ----------
                BEVERAGES: 5.4%
 1,700          Anheuser-Busch Cos., Inc.                             86,785
 7,100          Coca-Cola Co.                                        329,511
 5,250          Coca-Cola Enterprises, Inc.                           95,288
                                                                  ----------
                                                                     511,584
                                                                  ----------
                BIOTECHNOLOGY: 2.1%
 3,000          Amgen, Inc.                                          199,320
                                                                  ----------
                                                                     199,320
                                                                  ----------
                CHEMICALS: 1.2%
 4,600          Ecolab, Inc.                                         117,760
                                                                  ----------
                                                                     117,760
                                                                  ----------
                COMMERCIAL SERVICES: 1.4%
 1,700    @     Apollo Group, Inc.                                   104,992
 1,200    @     Hewitt Associates, Inc.                               28,260
                                                                  ----------
                                                                     133,252
                                                                  ----------
                COMPUTERS: 2.0%
 2,200    @     Affiliated Computer Services, Inc.                   100,606
 1,300    @     Lexmark International, Inc.                           92,001
                                                                  ----------
                                                                     192,607
                                                                  ----------
                COSMETICS/PERSONAL CARE: 3.8%
 2,000          Colgate-Palmolive Co.                                115,900
 2,750          Procter & Gamble Co.                                 245,245
                                                                  ----------
                                                                     361,145
                                                                  ----------
                DIVERSIFIED FINANCIAL: 3.5%
 4,300          Citigroup, Inc.                                      184,040
 3,800          T Rowe Price Group, Inc.                             143,450
                                                                  ----------
                                                                     327,490
                                                                  ----------
                ENTERTAINMENT: 1.3%
 1,200          International Game Technology                        122,796
                                                                  ----------
                                                                     122,796
                                                                  ----------
                FOOD: 2.5%
 5,500          Archer-Daniels-Midland Co.                            70,785
 3,000          Supervalu, Inc.                                       63,960
 3,300          Sysco Corp.                                           99,132
                                                                  ----------
                                                                     233,877
                                                                  ----------
                HEALTHCARE -- PRODUCTS: 7.0%
 2,800    @@    Alcon Inc                                            127,960
 2,500    @     Boston Scientific Corp.                              152,750
 4,100          Medtronic, Inc.                                      196,677
 1,300          Stryker Corp.                                         90,181
 1,700          Varian Medical Systems, Inc.                          97,869
                                                                  ----------
                                                                     665,437
                                                                  ----------
                HEALTHCARE -- SERVICES: 3.6%
 1,300    @     Anthem, Inc.                                         100,295
 2,400          UnitedHealth Group, Inc.                             120,600
 1,400          WellPoint Health Networks                            118,020
                                                                  ----------
                                                                     338,915
                                                                  ----------

Shares                                                              Value
----------------------------------------------------------------------------
                INSURANCE: 0.3%
   400    @@    Everest Re Group Ltd.                             $   30,600
                                                                  ----------
                                                                      30,600
                                                                  ----------
                INTERNET: 2.4%
 1,300    @     eBay, Inc.                                           135,434
 2,100    @     Symantec Corp.                                        92,106
                                                                  ----------
                                                                     227,540
                                                                  ----------
                MACHINERY -- DIVERSIFIED: 0.1%
   100    @     Zebra Technologies Corp.                               7,519
                                                                  ----------
                                                                       7,519
                                                                  ----------
                MEDIA: 2.9%
 2,300          Clear Channel Communications, Inc.                    97,497
 3,700    @     Fox Entertainment Group, Inc.                        106,486
 4,650    @@    Rogers Communications, Inc.                           74,092
                                                                  ----------
                                                                     278,075
                                                                  ----------
                MISCELLANEOUS MANUFACTURING: 8.5%
 2,100          3M Co.                                               270,858
15,400          General Electric Co.                                 441,672
 1,500          ITT Industries, Inc.                                  98,190
                                                                  ----------
                                                                     810,720
                                                                  ----------
                OIL & GAS: 1.0%
 1,700          Devon Energy Corp.                                    90,780
                                                                  ----------
                                                                      90,780
                                                                  ----------
                OIL & GAS SERVICES: 2.0%
 3,000          Baker Hughes, Inc.                                   100,710
 2,400          BJ Services Co.                                       89,664
                                                                  ----------
                                                                     190,374
                                                                  ----------
                PACKAGING & CONTAINERS: 0.8%
 1,600          Ball Corp.                                            72,816
                                                                  ----------
                                                                      72,816
                                                                  ----------
                PHARMACEUTICALS: 2.3%
 1,600    @     Forest Laboratories, Inc.                             87,600
 2,300    @     Gilead Sciences, Inc.                                127,834
                                                                  ----------
                                                                     215,434
                                                                  ----------
                RETAIL: 12.8%
 1,400    @     Autozone, Inc.                                       106,358
 2,900    @     Bed Bath & Beyond, Inc.                              112,549
 1,275    @     Brinker International, Inc.                           45,926
 1,200    @     Krispy Kreme Doughnuts, Inc.                          49,416
 4,700          Lowe's Cos., Inc.                                    201,865
 6,100          Petsmart, Inc.                                       101,687
 2,300          Ross Stores, Inc.                                     98,302
 4,000    @     Starbucks Corp.                                       98,080
 4,000          Tiffany & Co.                                        130,720
 5,000          TJX Cos., Inc.                                        94,200
 5,900    @     Yum! Brands, Inc.                                    174,404
                                                                  ----------
                                                                   1,213,507
                                                                  ----------
                SEMICONDUCTORS: 6.5%
 5,700    @     Altera Corp.                                          93,480
 2,000   @,@@   ASML Holding NV ADR                                   19,120
19,500          Intel Corp.                                          405,288
 3,900    @     Xilinx, Inc.                                          98,709
                                                                  ----------
                                                                     616,597
                                                                  ----------
                SOFTWARE: 4.5%
 4,300    @     Citrix Systems, Inc.                                  87,548
 1,870    @     Electronic Arts, Inc.                                138,361
 2,400          First Data Corp.                                      99,456
 2,500    @     Mercury Interactive Corp.                             96,525
                                                                  ----------
                                                                     421,890
                                                                  ----------

                 See Accompanying Notes to Financial Statements

ING
MERCURY
FUNDAMENTAL
GROWTH  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Shares                                                              Value
----------------------------------------------------------------------------
                TELECOMMUNICATIONS: 5.0%
14,000    @     Cisco Systems, Inc.                               $  233,559
 6,200          Verizon Communications, Inc.                         244,590
                                                                  ----------
                                                                     478,249
                                                                  ----------
                TRANSPORTATION: 2.0%
 3,000          United Parcel Service, Inc.                          191,100
                                                                  ----------
                                                                     191,100
                                                                  ----------
                Total Common Stock
                 (Cost $8,205,813)                                 8,650,057
                                                                  ----------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $8,205,813)*                          91.2%  $8,650,057
              OTHER ASSETS AND LIABILITIES-NET               8.8     840,177
                                                          ------  ----------
              NET ASSETS                                  100.0%  $9,490,234
                                                          ======  ==========

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

      Gross Unrealized Appreciation                                $  552,959
      Gross Unrealized Depreciation                                  (108,715)
                                                                   ----------
      Net Unrealized Appreciation                                  $  444,244
                                                                   ==========

                 See Accompanying Notes to Financial Statements

ING
MFS
MID CAP
GROWTH      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
COMMON STOCK: 96.9%
                      ADVERTISING: 0.5%
      73,500   @,A    Getty Images, Inc.                       $  3,035,550
                                                               ------------
                                                                  3,035,550
                                                               ------------
                      AEROSPACE/DEFENSE: 0.3%
      38,830   @,A    Alliant Techsystems, Inc.                   2,015,665
                                                               ------------
                                                                  2,015,665
                                                               ------------
                      AIRLINES: 0.8%
     115,612    @     JetBlue Airways Corp.                       4,889,231
                                                               ------------
                                                                  4,889,231
                                                               ------------
                      BANKS: 1.4%
     310,100    A     Investors Financial Services Corp.          8,996,001
                                                               ------------
                                                                  8,996,001
                                                               ------------
                      BIOTECHNOLOGY: 6.9%
      56,000    @     Affymetrix, Inc.                            1,103,760
      89,300    @     Biogen, Inc.                                3,393,400
     244,500    @     Genzyme Corp. -- General Division          10,220,100
      58,100    @     ICOS Corp.                                  2,135,175
     221,700   @,A    Idec Pharmaceuticals Corp.                  7,537,800
      56,530   @,A    InterMune, Inc.                               910,698
     152,600   @,A    Invitrogen Corp.                            5,855,262
     281,600    A     Millipore Corp.                            12,494,592
                                                               ------------
                                                                 43,650,787
                                                               ------------
                      COMMERCIAL SERVICES: 5.4%
      49,300   @,A    Apollo Group, Inc.                          3,044,768
     299,900    @     BearingPoint, Inc.                          2,894,035
     175,500    @     ChoicePoint, Inc.                           6,058,260
         740   @,A    Computer Learning Centers                          --
          44          Corrections Corp. of America                    1,115
     173,800          Manpower, Inc.                              6,446,242
      95,300          Paychex, Inc.                               2,793,243
     158,300    A     Robert Half International, Inc.             2,998,202
     212,210   @,A    Weight Watchers International, Inc.         9,653,433
                                                               ------------
                                                                 33,889,298
                                                               ------------
                      COMPUTERS: 4.6%
     176,600    A     Apple Computer, Inc.                        3,376,592
     433,040    @     BISYS Group, Inc.                           7,954,945
     207,900    @     DST Systems, Inc.                           7,900,200
     372,900    @     Sungard Data Systems, Inc.                  9,661,839
                                                               ------------
                                                                 28,893,576
                                                               ------------
                      DIVERSIFIED FINANCIAL: 3.4%
      50,800   @,A    Affiliated Managers Group                   3,096,260
     390,500    @     Ameritrade Holding Corp.                    2,893,605
     196,000    @     E*TRADE Group, Inc.                         1,666,000
      50,100    A     Legg Mason, Inc.                            3,253,995
     101,800          Lehman Brothers Holdings, Inc.              6,767,664
      52,400    A     T Rowe Price Group, Inc.                    1,978,100
      65,300          Waddell & Reed Financial, Inc.              1,676,251
                                                               ------------
                                                                 21,331,875
                                                               ------------
                      ELECTRICAL COMPONENTS & EQUIPMENT: 0.5%
      99,700    @     Energizer Holdings, Inc.                    3,130,580
                                                               ------------
                                                                  3,130,580
                                                               ------------
                      ELECTRONICS: 2.4%
     146,900          Thermo Electron Corp.                       3,087,838
     420,400    @     Waters Corp.                               12,246,252
                                                               ------------
                                                                 15,334,090
                                                               ------------
                      FOOD: 0.9%
      85,100          Hershey Foods Corp.                         5,928,066
                                                               ------------
                                                                  5,928,066
                                                               ------------
                      HEALTHCARE -- PRODUCTS: 4.7%
     160,000    @     Apogent Technologies, Inc.                  3,200,000

   Shares                                                         Value
---------------------------------------------------------------------------
     767,040   @,A    Cytyc Corp.                              $  8,069,261
     279,000          Dentsply International, Inc.               11,411,100
     148,300          Guidant Corp.                               6,583,037
                                                               ------------
                                                                 29,263,398
                                                               ------------
                      HEALTHCARE -- SERVICES: 1.0%
     199,000    A     Health Management Associates, Inc.          3,671,550
     244,800          Tenet Healthcare Corp.                      2,851,920
                                                               ------------
                                                                  6,523,470
                                                               ------------
                      INSURANCE: 1.1%
     113,400          Arthur J Gallagher & Co.                    3,084,480
     121,800    @@    Willis Group Holdings Ltd.                  3,745,350
                                                               ------------
                                                                  6,829,830
                                                               ------------
                      INTERNET: 5.9%
       1,800    @     AHT Corp.                                           1
     151,800   @,A    Expedia, Inc.                              11,594,484
     175,600   @,A    InterActiveCorp                             6,948,492
      80,600    @     Monster Worldwide, Inc.                     1,590,238
     562,200   @,A    Network Associates, Inc.                    7,128,696
      97,400   @,A    Symantec Corp.                              4,271,964
     230,100   @,A    WebMD Corp.                                 2,491,983
      97,000   @,A    Yahoo!, Inc.                                3,177,720
                                                               ------------
                                                                 37,203,578
                                                               ------------
                      LEISURE TIME: 0.8%
     218,800    A     Royal Caribbean Cruises Ltd.                5,067,408
                                                               ------------
                                                                  5,067,408
                                                               ------------
                      LODGING: 2.0%
      76,300    @@    Four Seasons Hotels, Inc.                   3,300,738
     142,000          MGM Mirage                                  4,853,560
     156,600    A     Starwood Hotels & Resorts Worldwide,
                       Inc.                                       4,477,194
                                                               ------------
                                                                 12,631,492
                                                               ------------
                      MACHINERY -- DIVERSIFIED: 1.0%
     271,900          Rockwell Automation, Inc.                   6,482,096
                                                               ------------
                                                                  6,482,096
                                                               ------------
                      MEDIA: 10.9%
     386,063   @,A    EchoStar Communications Corp.              13,365,501
     128,700    @     Entercom Communications Corp.               6,307,587
     157,700    @     Hearst-Argyle Television, Inc.              4,084,430
      59,000   @,A    Lin TV Corp.                                1,389,450
      86,100    A     McGraw-Hill Cos., Inc.                      5,338,200
     116,600          Meredith Corp.                              5,130,400
      48,500          New York Times Co.                          2,206,750
     106,300          Scripps Co.(E.W.)                           9,430,936
     131,400          Tribune Co.                                 6,346,620
     193,100   @,A    Univision Communications, Inc.              5,870,240
     265,300          Westwood One, Inc.                          9,001,629
                                                               ------------
                                                                 68,471,743
                                                               ------------
                      MISCELLANEOUS MANUFACTURING: 1.0%
      98,800          ITT Industries, Inc.                        6,467,448
                                                               ------------
                                                                  6,467,448
                                                               ------------
                      OIL & GAS: 1.0%
     232,800          GlobalSantaFe Corp.                         5,433,552
      17,700    @     Noble Corp.                                   607,110
                                                               ------------
                                                                  6,040,662
                                                               ------------
                      OIL & GAS SERVICES: 3.8%
     178,500    A     Baker Hughes, Inc.                          5,992,245
     227,000    A     BJ Services Co.                             8,480,720
     101,400   @,A    Cooper Cameron Corp.                        5,108,532
     118,600    A     Smith International, Inc.                   4,357,364
                                                               ------------
                                                                 23,938,861
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
MFS
MID CAP
GROWTH  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      PACKAGING & CONTAINERS: 0.3%
     153,600   @,A    Smurfit-Stone Container Corp.            $  2,001,408
                                                               ------------
                                                                  2,001,408
                                                               ------------
                      PHARMACEUTICALS: 8.0%
      95,600          AmerisourceBergen Corp.                     6,629,860
     498,200   @,A    Caremark Rx, Inc.                          12,793,777
      99,400   @,A    Celgene Corp.                               3,021,760
      81,500   @,A    Gilead Sciences, Inc.                       4,529,770
      73,900          Medicis Pharmaceutical                      4,190,130
     217,600   @,A    Medimmune, Inc.                             7,914,112
     203,850          Mylan Laboratories                          7,087,864
      72,400   @@,A   Teva Pharmaceutical Industries ADR          4,121,732
                                                               ------------
                                                                 50,289,005
                                                               ------------
                      RETAIL: 10.0%
      93,700   @,A    Cheesecake Factory                          3,362,893
     180,800          Family Dollar Stores                        6,897,520
     463,500    @     Office Depot, Inc.                          6,725,385
     256,000          Outback Steakhouse, Inc.                    9,984,000
     393,388          Petsmart, Inc.                              6,557,778
     142,300   @,A    Starbucks Corp.                             3,489,196
     293,400          Talbots, Inc.                               8,640,630
     295,600          Tiffany & Co.                               9,660,208
     265,000          TJX Cos., Inc.                              4,992,600
      85,500   @,A    Williams-Sonoma, Inc.                       2,496,600
                                                               ------------
                                                                 62,806,810
                                                               ------------
                      SEMICONDUCTORS: 7.1%
   1,803,800    @     Agere Systems, Inc.                         4,148,740
     338,900   @,A    Altera Corp.                                5,557,960
     242,600   @,A    Analog Devices, Inc.                        8,447,332
     302,200   @,@@   ASML Holding NV ADR                         2,889,032
     149,100   @,A    Lam Research Corp.                          2,715,111
     140,000          Maxim Integrated Products                   4,786,600
     138,443          Microchip Technology, Inc.                  3,409,851
     282,400   @,A    Novellus Systems, Inc.                     10,341,770
     102,000   @,A    Xilinx, Inc.                                2,581,620
                                                               ------------
                                                                 44,878,016
                                                               ------------
                      SOFTWARE: 3.6%
     491,100   @,A    BEA Systems, Inc.                           5,333,346
      77,600   @,A    Mercury Interactive Corp.                   2,996,136
     500,900   @,A    Veritas Software Corp.                     14,360,803
                                                               ------------
                                                                 22,690,285
                                                               ------------
                      TELECOMMUNICATIONS: 6.0%
      83,000   @,A    Adtran, Inc.                                4,257,070
     244,480   @,A    Advanced Fibre Communication                3,977,690
     250,000   @,@@   Amdocs Ltd.                                 6,000,000
     958,850    A     American Tower Corp.                        8,485,823
   1,130,100    @     Crown Castle International Corp.            8,780,877
      66,600    A     Scientific-Atlanta, Inc.                    1,587,744
     834,000   @,A    Sprint Corp.-PCS Group                      4,795,500
                                                               ------------
                                                                 37,884,704
                                                               ------------
                      TOYS/GAMES/HOBBIES: 0.1%
      34,890          Mattel, Inc.                                  660,119
                                                               ------------
                                                                    660,119
                                                               ------------
                      TRANSPORTATION: 1.5%
     176,200    A     Expeditors International Washington,
                       Inc.                                       6,103,568
     101,318   @,A    Swift Transportation Co., Inc.              1,886,541
      72,100          Werner Enterprises, Inc.                    1,528,520
                                                               ------------
                                                                  9,518,629
                                                               ------------
                      Total Common Stock
                       (Cost $527,154,013)                      610,743,681
                                                               ------------
 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.0%
                      FEDERAL HOME LOAN BANK: 3.0%
$ 18,963,000          0.950%, due 07/01/03                       18,962,500
                                                               ------------
                                                                 18,962,500
                                                               ------------
                      Total Short-Term Investments
                       (Cost $18,963,000)                        18,962,500
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $546,117,013)*                     99.9%  $629,706,181
              OTHER ASSETS AND LIABILITIES-NET            0.1       593,886
                                                       ------  ------------
              NET ASSETS                               100.0%  $630,300,067
                                                       ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 A    Loaned security, a portion or all of the security is on loan at June 30, 2003.
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

      Gross Unrealized Appreciation                             $ 96,531,818
      Gross Unrealized Depreciation                              (12,942,650)
                                                                ------------
      Net Unrealized Appreciation                               $ 83,589,168
                                                                ============

                 See Accompanying Notes to Financial Statements

ING
MFS
RESEARCH    PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
COMMON STOCK: 96.0%
                      ADVERTISING: 0.5%
      23,600   @,A    Getty Images, Inc.                       $    974,680
      63,500    @     Lamar Advertising Co.                       2,235,835
                                                               ------------
                                                                  3,210,515
                                                               ------------
                      AEROSPACE/DEFENSE: 1.2%
     152,500          Lockheed Martin Corp.                       7,254,425
                                                               ------------
                                                                  7,254,425
                                                               ------------
                      AGRICULTURE: 2.1%
     271,700          Altria Group, Inc.                         12,346,048
                                                               ------------
                                                                 12,346,048
                                                               ------------
                      APPAREL: 0.3%
      49,200          Liz Claiborne, Inc.                         1,734,300
                                                               ------------
                                                                  1,734,300
                                                               ------------
                      BANKS: 8.1%
     173,920          Bank of America Corp.                      13,744,898
     113,900          Bank One Corp.                              4,234,802
     108,400          Banknorth Group, Inc.                       2,766,368
      97,425          Charter One Financial, Inc.                 3,037,712
     199,140          FleetBoston Financial Corp.                 5,916,450
     242,500          Mellon Financial Corp.                      6,729,375
      42,080          SouthTrust Corp.                            1,144,576
     138,400    A     SunTrust Banks, Inc.                        8,212,656
      66,400    A     TCF Financial Corp.                         2,645,376
                                                               ------------
                                                                 48,432,213
                                                               ------------
                      BEVERAGES: 3.1%
     106,600          Anheuser-Busch Cos., Inc.                   5,441,930
     294,000          PepsiCo, Inc.                              13,083,000
                                                               ------------
                                                                 18,524,930
                                                               ------------
                      BIOTECHNOLOGY: 4.3%
     160,200    A     Amgen, Inc.                                10,643,688
     129,500   @,A    Genentech, Inc.                             9,339,540
     140,500   @,A    Genzyme Corp. -- General Division           5,872,900
                                                               ------------
                                                                 25,856,128
                                                               ------------
                      BUILDING MATERIALS: 0.2%
      20,200    @     American Standard Cos., Inc.                1,493,386
                                                               ------------
                                                                  1,493,386
                                                               ------------
                      CHEMICALS: 1.9%
      43,980          Air Products & Chemicals, Inc.              1,829,568
     195,100          Dow Chemical Co.                            6,040,296
     104,200    A     Lyondell Chemical Co.                       1,409,826
      38,700          Praxair, Inc.                               2,325,870
                                                               ------------
                                                                 11,605,560
                                                               ------------
                      COMPUTERS: 0.7%
     169,400    @     Sungard Data Systems, Inc.                  4,389,154
                                                               ------------
                                                                  4,389,154
                                                               ------------
                      COSMETICS/PERSONAL CARE: 2.1%
     138,200    A     Procter & Gamble Co.                       12,324,676
                                                               ------------
                                                                 12,324,676
                                                               ------------
                      DIVERSIFIED FINANCIAL: 10.0%
     508,303    A     Citigroup, Inc.                            21,755,368
     215,550          Fannie Mae                                 14,536,692
     147,880          Freddie Mac                                 7,507,868
      94,600    A     Goldman Sachs Group, Inc.                   7,922,750
      61,900          MBNA Corp.                                  1,289,996
     153,000    A     Merrill Lynch & Co., Inc.                   7,142,040
                                                               ------------
                                                                 60,154,714
                                                               ------------
                      ELECTRIC: 1.4%
      26,500    A     Dominion Resources, Inc.                    1,703,155
      70,200    A     PG&E Corp.                                  1,484,730

   Shares                                                         Value
---------------------------------------------------------------------------
      42,400    A     Public Service Enterprise Group, Inc.    $  1,791,400
     161,400    A     TXU Corp.                                   3,623,430
                                                               ------------
                                                                  8,602,715
                                                               ------------
                      ELECTRONICS: 0.1%
      14,500   @,A    Waters Corp.                                  422,385
                                                               ------------
                                                                    422,385
                                                               ------------
                      FOOD: 2.0%
     146,700          Kellogg Co.                                 5,042,079
     261,300          Kroger Co.                                  4,358,484
      13,323    @@    Nestle SA                                   2,749,089
                                                               ------------
                                                                 12,149,652
                                                               ------------
                      FOREST PRODUCTS & PAPER: 1.1%
      35,700    A     Bowater, Inc.                               1,336,965
     143,800          International Paper Co.                     5,137,974
                                                               ------------
                                                                  6,474,939
                                                               ------------
                      HEALTHCARE -- PRODUCTS: 3.6%
     131,500          Baxter International, Inc.                  3,419,000
      69,400          Guidant Corp.                               3,080,666
     295,500          Johnson & Johnson                          15,277,350
                                                               ------------
                                                                 21,777,016
                                                               ------------
                      HEALTHCARE -- SERVICES: 1.1%
      41,300   @,A    Lincare Holdings, Inc.                      1,301,363
     448,500          Tenet Healthcare Corp.                      5,225,025
                                                               ------------
                                                                  6,526,388
                                                               ------------
                      HOUSEWARES: 0.3%
      70,300    A     Newell Rubbermaid, Inc.                     1,968,400
                                                               ------------
                                                                  1,968,400
                                                               ------------
                      INSURANCE: 6.0%
     189,200    @@    ACE Ltd                                     6,487,668
      61,700    A     Chubb Corp.                                 3,702,000
     155,240          Metlife, Inc.                               4,396,397
     129,240          St Paul Cos                                 4,718,553
     203,422    A     Travelers Property Casualty Corp. Cl. A     3,234,410
     226,397          Travelers Property Casualty Corp. Cl. B     3,570,281
     146,500    @@    Willis Group Holdings Ltd.                  4,504,875
      62,200   @@,A   XL Capital Ltd.                             5,162,600
                                                               ------------
                                                                 35,776,784
                                                               ------------
                      INTERNET: 0.3%
     149,400   @,A    Network Associates, Inc.                    1,894,392
         600    @     Symantec Corp.                                 26,316
                                                               ------------
                                                                  1,920,708
                                                               ------------
                      LODGING: 1.1%
     149,200          Hilton Hotels Corp.                         1,908,268
      62,600          MGM Mirage                                  2,139,668
      95,200    A     Starwood Hotels & Resorts
                       Worldwide, Inc.                            2,721,768
                                                               ------------
                                                                  6,769,704
                                                               ------------
                      MACHINERY -- DIVERSIFIED: 0.6%
      73,600          Deere & Co.                                 3,363,520
                                                               ------------
                                                                  3,363,520
                                                               ------------
                      MEDIA: 5.5%
     480,100    A     AOL Time Warner, Inc.                       7,724,809
      78,300    A     Clear Channel Communications, Inc.          3,319,137
     189,600   @,A    EchoStar Communications Corp.               6,563,952
      61,800          New York Times Co.                          2,811,900
      94,200          Tribune Co.                                 4,549,860
     182,088   @,A    Viacom, Inc.                                7,949,962
                                                               ------------
                                                                 32,919,620
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
MFS
RESEARCH   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      MINING: 1.5%
   1,048,900    @@    BHP Billiton PLC                         $  5,521,346
     184,700    @@    Rio Tinto Plc                               3,474,497
                                                               ------------
                                                                  8,995,843
                                                               ------------
                      MISCELLANEOUS MANUFACTURING: 1.0%
      23,630          3M Co.                                      3,047,797
     145,300    @@    Tyco International Ltd.                     2,757,794
                                                               ------------
                                                                  5,805,591
                                                               ------------
                      OIL & GAS: 6.7%
     381,505    @@    BP Plc                                      2,645,624
      81,000          ConocoPhillips                              4,438,800
      21,470    A     Devon Energy Corp.                          1,146,498
     118,000    @@    EnCana Corp.                                4,489,862
     425,268          Exxon Mobil Corp.                          15,271,374
     114,391          GlobalSantaFe Corp.                         2,669,886
      69,600    @     Noble Corp.                                 2,387,280
      69,100    @@    Talisman Energy, Inc.                       3,127,617
      27,000    @@    Total SA                                    4,080,339
                                                               ------------
                                                                 40,257,280
                                                               ------------
                      OIL & GAS SERVICES: 1.1%
      91,300          Halliburton Co.                             2,099,900
      96,900    A     Schlumberger Ltd.                           4,609,533
                                                               ------------
                                                                  6,709,433
                                                               ------------
                      PACKAGING & CONTAINERS: 0.9%
     395,500   @,A    Smurfit-Stone Container Corp.               5,153,365
                                                               ------------
                                                                  5,153,365
                                                               ------------
                      PHARMACEUTICALS: 10.0%
     410,800          Abbott Laboratories                        17,976,608
      52,200   @,A    Caremark Rx, Inc.                           1,340,496
     420,700    A     Pfizer, Inc.                               14,366,905
     650,400          Schering-Plough Corp.                      12,097,440
     306,800          Wyeth                                      13,974,740
                                                               ------------
                                                                 59,756,189
                                                               ------------
                      PIPELINES: 0.6%
      81,400          Equitable Resources, Inc.                   3,316,236
                                                               ------------
                                                                  3,316,236
                                                               ------------
                      RETAIL: 7.8%
      47,300   @,A    CEC Entertainment, Inc.                     1,746,789
     272,100          Home Depot, Inc.                            9,011,952
      78,800   @,A    Kohl's Corp.                                4,048,744
     221,400          Target Corp.                                8,377,776
      87,100    A     Walgreen Co.                                2,621,710
     347,030          Wal-Mart Stores, Inc.                      18,625,100
      74,800    @     Yum! Brands, Inc.                           2,211,088
                                                               ------------
                                                                 46,643,159
                                                               ------------
                      SEMICONDUCTORS: 1.9%
     100,820   @,A    Analog Devices, Inc.                        3,510,552
      61,100   @,A    Novellus Systems, Inc.                      2,237,543
     278,760   @@,A   STMicroelectronics NV ADR                   5,795,420
                                                               ------------
                                                                 11,543,515
                                                               ------------
                      SOFTWARE: 3.4%
     538,000          Microsoft Corp.                            13,778,180
     221,560    @     Oracle Corp.                                2,663,151
     130,800   @,A    Veritas Software Corp.                      3,750,036
                                                               ------------
                                                                 20,191,367
                                                               ------------
                      TELECOMMUNICATIONS: 3.0%
      49,500    A     CenturyTel, Inc.                            1,725,075
     547,600   @,A    Sprint Corp. -- PCS Group                   3,148,700
     326,700          Verizon Communications, Inc.               12,888,315
                                                               ------------
                                                                 17,762,090
                                                               ------------
                      TRANSPORTATION: 0.5%
      49,500          Union Pacific Corp.                         2,871,990
                                                               ------------
                                                                  2,871,990
                                                               ------------
                      Total Common Stock
                       (Cost $551,496,009)                      575,003,938
                                                               ------------
 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.8%
                      FEDERAL HOME LOAN BANK: 3.8%
$ 23,029,000    A     0.950%, due 07/01/03                       23,028,392
                                                               ------------
                                                                 23,028,392
                                                               ------------
                      Total Short-Term Investments
                       (Cost $23,029,000)                        23,028,392
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $574,525,009)*                     99.8%  $598,032,330
              OTHER ASSETS AND LIABILITIES-NET            0.2     1,233,632
                                                       ------  ------------
              NET ASSETS                               100.0%  $599,265,962
                                                       ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 A    Loaned security, a portion or all of the security is on loan at June 30, 2003.
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

      Gross Unrealized Appreciation                             $ 43,541,147
      Gross Unrealized Depreciation                              (20,033,826)
                                                                ------------
      Net Unrealized Appreciation                               $ 23,507,321
                                                                ============

                 See Accompanying Notes to Financial Statements

ING
MFS
TOTAL
RETURN      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
COMMON STOCK: 56.2%
                      AEROSPACE/DEFENSE: 0.0%
       6,600    A     United Technologies Corp.                $    467,478
                                                               ------------
                                                                    467,478
                                                               ------------
                      AGRICULTURE: 0.3%
      75,800          Altria Group, Inc.                          3,444,352
                                                               ------------
                                                                  3,444,352
                                                               ------------
                      BANKS: 4.6%
     106,000          Bank of America Corp.                       8,377,180
     111,600          Bank One Corp.                              4,149,288
     309,660    A     FleetBoston Financial Corp.                 9,199,999
     600,200          Mellon Financial Corp.                     16,655,550
     127,000          SouthTrust Corp.                            3,454,400
     116,700    A     SunTrust Banks, Inc.                        6,924,978
      14,697          US Bancorp                                    360,076
      94,700          Wachovia Corp.                              3,784,212
                                                               ------------
                                                                 52,905,683
                                                               ------------
                      BEVERAGES: 0.3%
      82,847          PepsiCo, Inc.                               3,686,691
                                                               ------------
                                                                  3,686,691
                                                               ------------
                      CHEMICALS: 1.7%
      80,440          Air Products & Chemicals, Inc.              3,346,304
      70,400    @@    Akzo Nobel NV                               1,865,886
     123,300          Dow Chemical Co.                            3,817,368
       8,000          Du Pont EI de Nemours & Co.                   333,120
     106,300    A     Lyondell Chemical Co.                       1,438,239
      59,600    A     PPG Industries, Inc.                        3,024,104
      86,700          Praxair, Inc.                               5,210,670
                                                               ------------
                                                                 19,035,691
                                                               ------------
                      COMPUTERS: 0.6%
      38,500    A     Apple Computer, Inc.                          736,120
     116,100    A     Hewlett-Packard Co.                         2,472,930
      44,620          International Business Machines Corp.       3,681,150
                                                               ------------
                                                                  6,890,200
                                                               ------------
                      COSMETICS/PERSONAL CARE: 1.5%
      34,000    A     Colgate-Palmolive Co.                       1,970,300
     109,000          Gillette Co.                                3,472,740
     145,520          Kimberly-Clark Corp.                        7,587,413
      46,120          Procter & Gamble Co.                        4,112,982
                                                               ------------
                                                                 17,143,435
                                                               ------------
                      DIVERSIFIED FINANCIAL: 4.7%
     450,976          Citigroup, Inc.                            19,301,773
      73,600          Fannie Mae                                  4,963,584
     109,500          Franklin Resources, Inc.                    4,278,165
      81,240          Freddie Mac                                 4,124,555
     101,500          JP Morgan Chase & Co.                       3,469,270
     229,150    A     Merrill Lynch & Co., Inc.                  10,696,722
      62,000          Morgan Stanley                              2,650,500
     103,100    A     T Rowe Price Group, Inc.                    3,892,025
                                                               ------------
                                                                 53,376,594
                                                               ------------
                      ELECTRIC: 2.9%
   1,208,800   @,A    Calpine Corp.                               7,978,080
     123,500    A     Duke Energy Corp.                           2,463,825
      44,400    A     Entergy Corp.                               2,343,432
      50,620          Exelon Corp.                                3,027,582
      28,950    A     FPL Group, Inc.                             1,935,307
     258,697    A     NiSource, Inc.                              4,915,243
      16,520          Pinnacle West Capital Corp.                   618,674
      19,900          PPL Corp.                                     855,700
     405,500    A     TXU Corp.                                   9,103,475
                                                               ------------
                                                                 33,241,318
                                                               ------------
                      ELECTRICAL COMPONENTS & EQUIPMENT: 0.3%
      61,200          Emerson Electric Co.                        3,127,320
                                                               ------------
                                                                  3,127,320
                                                               ------------
                      FOOD: 1.7%
     305,517          Archer-Daniels-Midland Co.                  3,932,004
     165,900          Kellogg Co.                                 5,701,983
     611,100          Kroger Co.                                 10,193,148
                                                               ------------
                                                                 19,827,135
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      FOREST PRODUCTS & PAPER: 0.8%
      87,100    A     Bowater, Inc.                            $  3,261,895
     159,600    A     International Paper Co.                     5,702,508
                                                               ------------
                                                                  8,964,403
                                                               ------------
                      GAS: 0.1%
      59,260          WGL Holdings, Inc.                          1,582,242
                                                               ------------
                                                                  1,582,242
                                                               ------------
                      HEALTHCARE -- PRODUCTS: 0.5%
     210,100          Baxter International, Inc.                  5,462,600
      11,800          Johnson & Johnson                             610,060
                                                               ------------
                                                                  6,072,660
                                                               ------------
                      HEALTHCARE -- SERVICES: 0.1%
     131,900          Tenet Healthcare Corp.                      1,536,635
                                                               ------------
                                                                  1,536,635
                                                               ------------
                      INSURANCE: 3.1%
     273,970          Allstate Corp.                              9,767,030
     102,100    A     Chubb Corp.                                 6,126,000
     195,300    A     Hartford Financial Services Group, Inc.     9,835,308
     135,090    A     Metlife, Inc.                               3,825,749
      52,200          Nationwide Financial Services               1,696,500
     308,300    A     Travelers Property Casualty Corp.           4,901,970
                                                               ------------
                                                                 36,152,557
                                                               ------------
                      INTERNET: 0.2%
     165,970   @,A    Network Associates, Inc.                    2,104,500
                                                               ------------
                                                                  2,104,500
                                                               ------------
                      LODGING: 0.6%
     292,600    A     Hilton Hotels Corp.                         3,742,354
     101,500    A     Starwood Hotels & Resorts
                       Worldwide, Inc.                            2,901,885
                                                               ------------
                                                                  6,644,239
                                                               ------------
                      MACHINERY -- DIVERSIFIED: 0.4%
     109,680          Deere & Co.                                 5,012,376
                                                               ------------
                                                                  5,012,376
                                                               ------------
                      MEDIA: 4.3%
     105,000    A     AOL Time Warner, Inc.                       1,689,450
     317,540    A     Comcast Corp.                               9,154,678
      50,000   @,A    COX Communications, Inc.                    1,595,000
      18,600          Gannett Co., Inc.                           1,428,666
     115,000    A     New York Times Co.                          5,232,500
     849,400    @@    Reed Elsevier Plc                           7,067,704
     113,300    A     Tribune Co.                                 5,472,390
     332,553   @,A    Viacom, Inc.                               14,519,264
     191,420    A     Walt Disney Co.                             3,780,545
                                                               ------------
                                                                 49,940,197
                                                               ------------
                      MINING: 1.3%
     397,760          Alcoa, Inc.                                10,142,880
     236,500    @@    BHP Billiton Ltd.                           1,370,380
      92,100    A     Phelps Dodge Corp.                          3,531,114
                                                               ------------
                                                                 15,044,374
                                                               ------------
                      MISCELLANEOUS MANUFACTURING: 1.2%
      53,300    A     Eastman Kodak Co.                           1,457,755
     213,200          General Electric Co.                        6,114,576

                 See Accompanying Notes to Financial Statements

ING
MFS
TOTAL
RETURN  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      MISCELLANEOUS MANUFACTURING (CONTINUED)
      20,900          Honeywell International, Inc.            $    561,165
     289,800    @@    Tyco International Ltd.                     5,500,404
                                                               ------------
                                                                 13,633,900
                                                               ------------
                      OIL & GAS: 6.7%
     301,542   @@,A   BP Plc ADR                                 12,670,795
     127,100          ConocoPhillips                              6,965,080
     233,240    A     Devon Energy Corp.                         12,455,016
     374,054          Exxon Mobil Corp.                          13,432,279
     324,600          GlobalSantaFe Corp.                         7,576,164
     407,360    @     Noble Corp.                                13,972,448
     302,560          Occidental Petroleum Corp.                 10,150,888
                                                               ------------
                                                                 77,222,670
                                                               ------------
                      OIL & GAS SERVICES: 1.9%
      91,200    A     BJ Services Co.                             3,407,232
      77,100   @,A    Cooper Cameron Corp.                        3,884,298
     305,500    A     Schlumberger Ltd.                          14,532,635
                                                               ------------
                                                                 21,824,165
                                                               ------------
                      PACKAGING & CONTAINERS: 0.6%
     321,300    @     Owens-Illinois, Inc.                        4,424,301
     194,700   @,A    Smurfit-Stone Container Corp.               2,536,941
                                                               ------------
                                                                  6,961,242
                                                               ------------
                      PHARMACEUTICALS: 4.3%
      13,460          Bristol-Myers Squibb Co.                      365,439
     129,300    A     Eli Lilly & Co.                             8,917,821
     133,600          Merck & Co., Inc.                           8,089,480
     111,600    @@    Novartis AG                                 4,416,050
     373,800          Pfizer, Inc.                               12,765,270
     626,210          Schering-Plough Corp.                      11,647,506
      73,100          Wyeth                                       3,329,705
                                                               ------------
                                                                 49,531,271
                                                               ------------
                      PIPELINES: 0.3%
     131,840          National Fuel Gas Co.                       3,434,432
                                                               ------------
                                                                  3,434,432
                                                               ------------
                      REITS: 0.3%
     164,460    A     Equity Residential                          4,267,737
       8,200          Healthcare Realty Trust, Inc.                 239,030
                                                               ------------
                                                                  4,506,767
                                                               ------------
                      RETAIL: 2.4%
     136,900          Home Depot, Inc.                            4,534,128
     146,800          Limited Brands                              2,275,400
      78,500          May Department Stores Co.                   1,747,410
     292,600          McDonald's Corp.                            6,454,756
     368,200    A     Sears Roebuck and Co.                      12,386,248
                                                               ------------
                                                                 27,397,942
                                                               ------------
                      SEMICONDUCTORS: 0.9%
      60,700          Intel Corp.                                 1,261,589
      82,900   @,A    Novellus Systems, Inc.                      3,035,881
     352,430          Texas Instruments, Inc.                     6,202,768
                                                               ------------
                                                                 10,500,238
                                                               ------------
                      SOFTWARE: 0.9%
      33,200          Automatic Data Processing                   1,124,152
     346,500          Microsoft Corp.                             8,873,865
                                                               ------------
                                                                  9,998,017
                                                               ------------
                      TELECOMMUNICATIONS: 5.9%
     108,700    @     Advanced Fibre Communication                1,768,549
     396,204          AT&T Corp.                                  7,626,927
   1,719,406   @,A    AT&T Wireless Services, Inc.               14,116,323
     382,800          BellSouth Corp.                            10,193,964
     378,696          SBC Communications, Inc.                    9,675,683
     159,900          Telephone & Data Systems, Inc.              7,947,030
     303,194          Verizon Communications, Inc.               11,961,003
     223,753   @@,A   Vodafone Group Plc ADR                      4,396,746
                                                               ------------
                                                                 67,686,225
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      TRANSPORTATION: 0.7%
     219,430          Burlington Northern Santa Fe Corp.       $  6,240,589
      90,200          Norfolk Southern Corp.                      1,731,840
                                                               ------------
                                                                  7,972,429
                                                               ------------
                      Total Common Stock
                       (Cost $622,874,423)                      646,869,378
                                                               ------------
PREFERRED STOCK: 0.6%
                      INSURANCE: 0.4%
      62,000          Chubb Corp.                                 1,615,100
      53,000          Hartford Financial Services Group, Inc.     2,789,920
                                                               ------------
                                                                  4,405,020
                                                               ------------
                      TELECOMMUNICATIONS: 0.2%
      70,200    A     Motorola, Inc.                              2,288,520
                                                               ------------
                                                                  2,288,520
                                                               ------------
                      Total Preferred Stock
                       (Cost $7,284,990)                          6,693,540
                                                               ------------
 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
CONVERTIBLE BONDS: 0.1%
                      DIVERSIFIED FINANCIAL: 0.1%
$    909,000          Prudential Funding LLC,
                       6.600%, due 05/15/08                         908,150
                                                               ------------
                                                                    908,150
                                                               ------------
                      Total Convertible Bonds
                       (Cost $908,150)                              908,150
                                                               ------------
CORPORATE BONDS: 10.6%
                      AEROSPACE/DEFENSE: 0.3%
   1,108,000          BAE Systems Holdings, Inc.,
                       6.400%, due 12/15/11                       1,241,772
   1,474,000          Northrop Grumman Corp.,
                       7.750%, due 02/15/31                       1,896,975
                                                               ------------
                                                                  3,138,747
                                                               ------------
                      AIRLINES: 0.1%
     268,416          Continental Airlines, Inc.,
                       6.648%, due 09/15/17                         259,069
     911,899          Continental Airlines, Inc.,
                       7.256%, due 03/15/20                         902,813
                                                               ------------
                                                                  1,161,882
                                                               ------------
                      AUTO MANUFACTURERS: 0.2%
   1,375,000    A     Ford Motor Co.,
                       7.450%, due 07/16/31                       1,263,083
     590,000    A     General Motors Corp.,
                       7.125%, due 07/25/13                         587,681
                                                               ------------
                                                                  1,850,764
                                                               ------------
                      BANKS: 1.1%
     955,000    A     Abbey National Capital Trust I,
                       8.963%, due 12/29/49                       1,375,334
   2,908,000          Bank of America Corp.,
                       7.400%, due 01/15/11                       3,578,146
     857,000   @@,A   DBS Capital Funding Corp.,
                       7.657%, due 03/31/49                       1,019,151
     400,000    @@    Gjensidige NOR Sparebank,
                       7.350%, due 12/29/49                         401,932
   3,600,000          KFW International Finance,
                       4.250%, due 04/18/05                       3,775,676

                 See Accompanying Notes to Financial Statements

ING
MFS
TOTAL
RETURN  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
                      BANKS (CONTINUED)
$  1,026,000          Popular North America, Inc.,
                       4.250%, due 04/01/08                    $  1,068,878
   1,501,000          Unicredito Italiano Capital Trust II,
                       9.200%, due 10/29/49                       1,933,402
                                                               ------------
                                                                 13,152,519
                                                               ------------
                      CHEMICALS: 0.1%
     784,000    A     Dow Chemical Co.,
                       5.750%, due 12/15/08                         861,041
                                                               ------------
                                                                    861,041
                                                               ------------
                      COMMERCIAL SERVICES: 0.1%
     425,000          Cendant Corp.,
                       6.250%, due 01/15/08                         470,872
     765,000          Cendant Corp.,
                       6.875%, due 08/15/06                         856,417
                                                               ------------
                                                                  1,327,289
                                                               ------------
                      DIVERSIFIED FINANCIAL: 2.4%
   1,243,000    A     AIG SunAmerica Global Financing II,
                       7.600%, due 06/15/05                       1,382,348
     793,000    @@    ASIF II,
                       5.750%, due 02/16/09                         872,876
   1,537,000          Associates Corp. of North America,
                       5.500%, due 02/15/04                       1,578,949
   1,959,000    A     Boeing Capital Corp.,
                       6.500%, due 02/15/12                       2,212,916
   2,177,000          Citigroup, Inc.,
                       7.250%, due 10/01/10                       2,641,522
   1,186,000          Countrywide Home Loans, Inc.,
                       6.850%, due 06/15/04                       1,247,747
   3,518,000    A     Credit Suisse First Boston USA, Inc.,
                       4.625%, due 01/15/08                       3,760,633
     580,000          Credit Suisse First Boston USA, Inc.,
                       6.125%, due 11/15/11                         650,814
   1,227,000          General Electric Capital Corp.,
                       6.750%, due 03/15/32                       1,440,000
     824,000          General Electric Capital Corp.,
                       7.500%, due 05/15/05                         914,729
     336,000          General Electric Capital Corp.,
                       8.750%, due 05/21/07                         410,420
   2,400,000          General Motors Acceptance Corp.,
                       5.360%, due 07/27/04                       2,468,393
   1,172,000          General Motors Acceptance Corp.,
                       6.875%, due 09/15/11                       1,177,735
     720,000          General Motors Acceptance Corp.,
                       8.000%, due 11/01/31                         708,389
     808,000          Lehman Brothers Holdings, Inc.,
                       7.750%, due 01/15/05                         887,337
     944,000          Lehman Brothers Holdings, Inc.,
                       8.250%, due 06/15/07                       1,128,257
     350,000          Midamerican Funding LLC,
                       6.927%, due 03/01/29                         399,979
   1,793,000          Morgan Stanley,
                       6.100%, due 04/15/06                       1,975,176
     719,000          Natexis Ambs Co.LLC,
                       8.440%, due 12/29/49                         869,572
   1,045,000          SLM Corp.,
                       5.375%, due 01/15/13                       1,130,803
                                                               ------------
                                                                 27,858,595
                                                               ------------
                      ELECTRIC: 1.5%
     349,000    A     CenterPoint Energy Resources Corp.,
                       7.875%, due 04/01/13                         402,137
     362,000          Cleveland Electric Illuminating Co.,
                       9.000%, due 07/01/23                         380,187
     487,000          Dominion Resources, Inc.,
                       7.600%, due 07/15/03                         488,078
     864,000          DTE Energy Co.,
                       7.050%, due 06/01/11                       1,012,381
     228,000          Entergy Gulf States, Inc.,
                       8.250%, due 04/01/04                         238,908
     811,474          Entergy Louisiana, Inc.,
                       8.090%, due 01/02/17                         892,808
     454,000          Entergy Mississippi, Inc.,
                       6.200%, due 05/01/04                         469,608
   1,100,000          FirstEnergy Corp.,
                       6.450%, due 11/15/11                       1,209,462
   2,069,000    @@    Hydro Quebec,
                       6.300%, due 05/11/11                       2,438,875
   1,206,000          Niagara Mohawk Power Corp.,
                       7.750%, due 05/15/06                       1,381,674
     662,000          Niagara Mohawk Power Corp.,
                       8.770%, due 01/01/18                         689,060
     375,737          Northeast Utilities,
                       8.580%, due 12/01/06                         434,834

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
$  1,663,000          Oncor Electric Delivery Co.,
                       7.000%, due 05/01/32                    $  1,916,135
   1,129,000    A     Progress Energy, Inc.,
                       6.850%, due 04/15/12                       1,301,928
     400,000          Progress Energy, Inc.,
                       7.100%, due 03/01/11                         465,323
   1,636,000          PSEG Power LLC,
                       8.625%, due 04/15/31                       2,116,827
     163,158          System Energy Resources, Inc.,
                       7.430%, due 01/15/11                         170,489
     873,000          Toledo Edison Co.,
                       7.875%, due 08/01/04                         928,340
     680,000          TXU Energy Co.,
                       7.000%, due 03/15/13                         754,193
                                                               ------------
                                                                 17,691,247
                                                               ------------
                      ENERGY -- ALTERNATE SOURCES: 0.1%
     658,000          Midamerican Energy Holdings Co.,
                       3.500%, due 05/15/08                         662,275
     319,000          Midamerican Energy Holdings Co.,
                       5.875%, due 10/01/12                         350,484
                                                               ------------
                                                                  1,012,759
                                                               ------------
                      ENVIRONMENTAL CONTROL: 0.2%
     559,000          Waste Management, Inc.,
                       7.000%, due 10/01/04                         593,011
   1,668,000          Waste Management, Inc.,
                       7.375%, due 08/01/10                       2,001,600
                                                               ------------
                                                                  2,594,611
                                                               ------------
                      FOOD: 0.1%
   1,100,000          Kellogg Co.,
                       6.000%, due 04/01/06                       1,213,435
                                                               ------------
                                                                  1,213,435
                                                               ------------
                      FOREST PRODUCTS & PAPER: 0.2%
     538,000          MeadWestvaco Corp.,
                       6.800%, due 11/15/32                         590,289
   1,145,000          Weyerhaeuser Co.,
                       6.750%, due 03/15/12                       1,301,985
                                                               ------------
                                                                  1,892,274
                                                               ------------
                      HAND/MACHINE TOOLS: 0.1%
     956,000          Kennametal, Inc.,
                       7.200%, due 06/15/12                       1,048,382
                                                               ------------
                                                                  1,048,382
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
MFS
TOTAL
RETURN  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
                      HEALTHCARE -- SERVICES: 0.2%
$    320,000          HCA, Inc.,
                       6.250%, due 02/15/13                    $    326,808
   1,551,000          HCA, Inc.,
                       6.950%, due 05/01/12                       1,655,596
     310,000          HCA, Inc.,
                       8.750%, due 09/01/10                         361,604
                                                               ------------
                                                                  2,344,008
                                                               ------------
                      HOME BUILDERS: 0.0%
     368,000          Pulte Homes, Inc.,
                       6.375%, due 05/15/33                         372,415
                                                               ------------
                                                                    372,415
                                                               ------------
                      INSURANCE: 0.3%
   1,007,000          Allstate Corp.,
                       6.125%, due 12/15/32                       1,103,116
     967,000          Metlife, Inc.,
                       6.500%, due 12/15/32                       1,107,385
     177,000          Safeco Corp.,
                       4.875%, due 02/01/10                         187,392
     406,000          Travelers Property Casualty Corp.,
                       6.375%, due 03/15/33                         445,285
                                                               ------------
                                                                  2,843,178
                                                               ------------
                      LODGING: 0.2%
     745,000    A     Harrah's Operating Co., Inc.,
                       7.125%, due 06/01/07                         843,422
     923,000          MGM Mirage,
                       8.500%, due 09/15/10                       1,089,140
                                                               ------------
                                                                  1,932,562
                                                               ------------
                      MEDIA: 0.5%
     729,000    A     AOL Time Warner, Inc.,
                       6.150%, due 05/01/07                         820,923
     944,000          Belo Corp.,
                       7.750%, due 06/01/27                       1,132,484
     633,000    A     Clear Channel Communications, Inc.,
                       7.250%, due 09/15/03                         639,382
   1,150,000          COX Communications, Inc.,
                       7.750%, due 11/01/10                       1,408,721
     357,000          News America, Inc.,
                       6.703%, due 05/21/04                         370,347
     146,000          Time Warner Entertainment Co. LP,
                       10.150%, due 05/01/12                        200,127
     445,000          Time Warner, Inc.,
                       6.875%, due 06/15/18                         501,928
     372,000          Walt Disney Co.,
                       6.750%, due 03/30/06                         414,518
                                                               ------------
                                                                  5,488,430
                                                               ------------
                      OIL & GAS: 0.5%
   1,862,000          ConocoPhillips,
                       8.500%, due 05/25/05                       2,098,379
   1,767,000          Devon Financing Corp. ULC,
                       6.875%, due 09/30/11                       2,076,096
   1,356,000          Pemex Project Funding Master Trust,
                       9.125%, due 10/13/10                       1,644,150
                                                               ------------
                                                                  5,818,625
                                                               ------------
                      PIPELINES: 0.2%
   1,331,000          Kinder Morgan Energy Partners LP,
                       6.750%, due 03/15/11                       1,550,109
     583,000          Kinder Morgan Energy Partners LP,
                       7.750%, due 03/15/32                         737,537
                                                               ------------
                                                                  2,287,646
                                                               ------------
                      REAL ESTATE: 0.3%
   1,109,000          EOP Operating LP,
                       6.800%, due 01/15/09                       1,277,831
   1,859,000    A     Socgen Real Estate Co. LLC,
                       7.640%, due 12/29/49                       2,156,483
                                                               ------------
                                                                  3,434,314
                                                               ------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
                      REITS: 0.4%
$    236,000          Boston Properties, Inc.,
                       5.000%, due 06/01/15                    $    231,858
   2,472,000          Simon Property Group LP,
                       6.750%, due 02/09/04                       2,548,845
   1,925,000          Vornado Realty Trust,
                       5.625%, due 06/15/07                       2,067,309
                                                               ------------
                                                                  4,848,012
                                                               ------------
                      SEMICONDUCTORS: 0.2%
   2,070,000          Analog Devices, Inc.,
                       4.750%, due 10/01/05                       2,116,575
                                                               ------------
                                                                  2,116,575
                                                               ------------
                      TELECOMMUNICATIONS: 1.3%
     664,000          Alltel Corp.,
                       7.875%, due 07/01/32                         885,874
     493,000          AT&T Wireless Services, Inc.,
                       7.350%, due 03/01/06                         553,622
     704,000          AT&T Wireless Services, Inc.,
                       8.750%, due 03/01/31                         873,290
   1,824,000          Citizens Communications Co.,
                       7.625%, due 08/15/08                       2,169,347
     529,000          Citizens Communications Co.,
                       8.500%, due 05/15/06                         614,018
     381,000    @@    Deutsche Telekom International
                       Finance BV,
                       8.750%, due 06/15/30                         487,172
   1,200,000    @@    France Telecom,
                       10.000%, due 03/01/31                      1,666,361
     689,000          Sprint Capital Corp.,
                       6.875%, due 11/15/28                         693,714
     494,000          Sprint Capital Corp.,
                       7.125%, due 01/30/06                         541,031
   2,445,000          TCI Communications Finance,
                       9.650%, due 03/31/27                       2,921,775
     490,000          Telecomunicaciones de Puerto Rico,
                       Inc.,
                       6.650%, due 05/15/06                         542,454
   2,493,000          Verizon New York, Inc.,
                       6.875%, due 04/01/12                       2,940,621
                                                               ------------
                                                                 14,889,279
                                                               ------------
                      TRANSPORTATION: 0.1%
     721,000          Union Pacific Corp.,
                       6.340%, due 11/25/03                         733,610
                                                               ------------
                                                                    733,610
                                                               ------------
                      Total Corporate Bonds
                       (Cost $110,883,335)                      121,912,199
                                                               ------------
BONDS/NOTES: 0.4%
                      SOVEREIGN: 0.4%
     653,000    @@    Israel Government International Bond,
                       4.625% due 06/15/13                          637,468
   2,376,000    @@    Italy Government International Bond,
                       4.625% due 06/15/05                        2,509,382
     396,000    @@    Mexico Government International Bond,
                       8.125%, due 12//30/19                        452,430
     360,000    @@    Mexico Government International Bond,
                       11.380%, due 12/30/19                        524,700
                                                               ------------
                                                                  4,123,980
                                                               ------------
                      Total Bonds/Notes
                       (Cost $3,903,996)                          4,123,980
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
MFS
TOTAL
RETURN  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.4%
                      FEDERAL HOME LOAN MORTGAGE CORPORATION: 3.1%
$  6,380,000    A     2.375%, due 04/15/06                     $  6,486,316
   6,996,000    A     5.500%, due 07/15/06                        7,747,503
   1,500,000          6.000%, due 06/15/11                        1,754,656
   7,798,000    A     7.000%, due 07/15/05                        8,670,261
   1,194,142          5.000%, due 05/01/18                        1,234,804
   2,988,841          5.000%, due 05/01/18                        3,090,617
   6,349,387          5.500%, due 05/01/33                        6,561,323
     205,655          6.500%, due 12/01/15                          216,126
                                                               ------------
                                                                 35,761,606
                                                               ------------
                      FEDERAL NATIONAL MORTGAGE ASSOCIATION: 12.7%
   1,715,000          4.080%, due 04/25/31                        1,718,730
   3,100,000          4.500%, due 08/01/16                        3,153,283
   4,700,000          5.000%, due 07/01/18                        4,855,687
   2,600,000          5.000%, due 08/01/31                        2,631,689
   3,500,000    A     5.250%, due 04/15/07                        3,893,204
     983,408          5.500%, due 01/01/18                        1,021,878
   6,990,857          5.500%, due 02/01/33                        7,240,180
   1,200,000          5.500%, due 06/01/33                        1,242,797
   3,990,000          5.500%, due 06/01/33                        4,132,232
   8,400,000          5.500%, due 07/01/17                        8,725,500
     905,373          5.500%, due 07/01/17                          940,907
  15,400,000          5.500%, due 07/01/32                       15,919,750
   1,755,772          5.500%, due 09/01/17                        1,824,456
   1,916,647          5.500%, due 11/01/16                        1,991,872
   3,921,054          5.500%, due 11/01/17                        4,074,442
   1,270,000          5.722%, due 02/01/09                        1,418,158
   3,741,520          6.000%, due 01/01/17                        3,906,389
     367,982          6.000%, due 01/01/17                          384,190
     168,474          6.000%, due 01/01/33                          175,198
   1,339,460          6.000%, due 02/01/17                        1,398,459
     745,107          6.000%, due 02/01/17                          777,927
   1,189,126          6.000%, due 03/01/17                        1,241,524
   1,375,990          6.000%, due 04/01/16                        1,436,946
   1,232,838          6.000%, due 05/01/17                        1,287,163
   3,000,000          6.000%, due 05/01/33                        3,114,642
   3,125,179          6.000%, due 08/01/17                        3,262,889
     245,787          6.000%, due 11/01/16                          256,614
   6,404,286          6.000%, due 11/01/32                        6,659,913
   1,222,531          6.000%, due 12/01/16                        1,276,380
   7,064,000    A     6.125%, due 03/15/12                        8,345,297
   2,271,936          6.500%, due 01/01/32                        2,369,947
   3,347,193          6.500%, due 06/01/31                        3,491,590
   1,362,893          6.500%, due 06/01/31                        1,421,688
   1,371,242          6.500%, due 06/01/31                        1,430,397
   6,038,778          6.500%, due 06/01/32                        6,299,320
     319,136          6.500%, due 07/01/31                          332,903
     639,334          6.500%, due 07/01/31                          666,915
     215,710          6.500%, due 07/01/31                          225,016
     397,959          6.500%, due 07/01/31                          415,126
     121,690          6.500%, due 08/01/31                          126,939
     776,002          6.500%, due 08/01/31                          809,478
     488,335          6.500%, due 08/01/31                          509,402
      86,624          6.500%, due 08/01/31                           90,360
     385,874          6.500%, due 08/01/31                          402,520
      44,812          6.500%, due 08/01/31                           46,745
      60,497          6.500%, due 08/01/31                           63,107
     373,053          6.500%, due 08/01/31                          389,147
      75,361          6.500%, due 08/01/31                           78,612
     268,749          6.500%, due 08/01/31                          280,343
   1,796,243          6.500%, due 08/01/32                        1,873,741
     581,629          6.500%, due 09/01/31                          606,721
   3,829,731          6.500%, due 09/01/31                        3,994,944
   2,083,989          6.500%, due 12/01/31                        2,173,892
   1,881,750          6.500%, due 12/01/31                        1,962,928
   6,512,000          6.625%, due 09/15/09                        7,823,393
   2,892,000          6.625%, due 11/15/10                        3,501,391
     564,534          7.500%, due 02/01/30                          600,241
   2,346,883          7.500%, due 02/01/32                        2,494,288
   1,524,648          7.500%, due 03/01/31                        1,620,409
   1,659,715          7.500%, due 06/01/31                        1,763,912
     416,638          7.500%, due 09/01/30                          442,794
                                                               ------------
                                                                146,616,505
                                                               ------------
                      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.4%
   2,175,000          5.000%, due 08/01/33                        2,219,179
     220,080          6.500%, due 03/15/28                          231,506
   1,602,722          6.500%, due 04/15/28                        1,685,930
     146,643          6.500%, due 07/15/28                          154,256
     305,867          6.500%, due 12/15/28                          321,746
      88,326          7.500%, due 02/15/28                           93,970
     154,704          7.500%, due 12/15/23                          165,668
                                                               ------------
                                                                  4,872,255
                                                               ------------
                      STUDENT LOAN MARKETING ASSOCIATION: 0.2%
   1,700,000          5.000%, due 06/30/04                        1,769,810
                                                               ------------
                                                                  1,769,810
                                                               ------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
                      Total U.S. Government Agency
                       Obligations
                       (Cost $183,108,711)                     $189,020,176
                                                               ------------
U.S. TREASURY OBLIGATIONS: 6.5%
                      U.S. TREASURY BONDS: 1.9%
$  1,234,000    A     5.375%, due 02/15/31                        1,389,938
     790,000    A     6.250%, due 05/15/30                          983,736
  16,353,000    A     6.250%, due 08/15/23                       20,036,268
                                                               ------------
                                                                 22,409,942
                                                               ------------
                      U.S. TREASURY NOTES: 4.6%
   2,030,000    A     1.250%, due 05/31/05                        2,029,446
  16,192,000    A     1.625%, due 03/31/05                       16,308,388
   5,557,000    A     3.000%, due 07/15/12                        6,272,498
   6,297,000    A     3.000%, due 11/15/07                        6,497,226
   1,983,000    A     3.250%, due 08/15/07                        2,070,145
   2,054,000    A     3.500%, due 11/15/06                        2,165,768
   9,158,000    A     3.875%, due 02/15/13                        9,426,659
   3,313,000    A     4.250%, due 01/15/10                        4,260,347
   3,528,000    A     6.875%, due 05/15/06                        4,044,111
                                                               ------------
                                                                 53,074,588
                                                               ------------
                      Total U.S. Treasury Obligations
                       (Cost $73,083,910)                        75,484,530
                                                               ------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER ASSET BACKED SECURITIES: 2.6%
                      AUTOMOBILE ASSET BACKED: 0.3%
   2,200,000          Capital One Auto Finance Trust,
                       4.790%, due 01/15/09                       2,333,802
     628,878          Summit Acceptance Auto
                       Receivables Trust,
                       7.510%, due 02/15/07                         636,639
                                                               ------------
                                                                  2,970,441
                                                               ------------
                      COMMERCIAL MORTGAGE: 1.5%
   1,000,320          Bear Stearns Commercial Mortgage
                       Securities,
                       6.800%, due 09/15/08                       1,101,891
   2,863,108          Certificates Funding Corp.,
                       6.716%, due 12/19/04                       2,990,225
   1,699,000          Chase Commercial Mortgage
                       Securities Corp.,
                       6.390%, due 11/18/30                       1,956,665
     339,479          Chase Commercial Mortgage
                       Securities Corp.,
                       7.543%, due 07/15/32                         385,230
     449,000          Criimi Mae CMBS Corp.,
                       6.701%, due 06/20/30                         496,271

                 See Accompanying Notes to Financial Statements

ING
MFS
TOTAL
RETURN  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
                      COMMERCIAL MORTGAGE (CONTINUED)
$  1,250,000          Crimmi Mae Commercial Mortgage Trust,
                       7.000%, due 06/02/33                    $  1,416,355
     519,846          First Union Commercial Mortgage
                       Securities, Inc.,
                       7.380%, due 04/18/29                         597,572
     583,729    A     First Union-Lehman Brothers-Bank of
                       America,
                       6.560%, due 11/18/35                         672,237
     356,219          GMAC Commercial Mortgage
                       Securities, Inc.,
                       3.898%, due 07/05/13                         356,219
   1,035,354          GS Mortgage Securities Corp. II,
                       6.060%, due 10/18/30                       1,103,737
     426,000          JP Morgan Commercial Mortgage Finance
                       Corp.,
                       6.613%, due 01/15/30                         487,164
     572,000          Merrill Lynch Mortgage Investors, Inc.,
                       6.390%, due 02/15/30                         644,389
  46,823,279          Morgan Stanley Capital I,
                       0.911%, due 11/15/30                       1,485,834
   1,301,382          Morgan Stanley Dean Witter Capital I,
                       2.839%, due 10/07/13                       1,302,692
   1,688,434          Mortgage Capital Funding, Inc.,
                       6.337%, due 11/18/31                       1,927,626
                                                               ------------
                                                                 16,924,107
                                                               ------------
                      CREDIT CARD ASSET BACKED: 0.3%
     825,000          American Express Credit Account
                       Master Trust,
                       5.600%, due 11/15/06                         854,185
   2,359,000          Citibank Credit Card Issuance Trust,
                       6.650%, due 05/15/08                       2,597,651
                                                               ------------
                                                                  3,451,836
                                                               ------------
                      OTHER ASSET BACKED: 0.0%
     156,060          Beneficial Mortgage Corp.,
                       1.234%, due 09/28/37                         154,950
                                                               ------------
                                                                    154,950
                                                               ------------
                      WHOLE LOAN COLLATERALIZED: 0.5%
      81,732          BlackRock Capital Finance LP,
                       7.750%, due 09/25/26                          70,494
     534,378          Chase Mortgage Finance Corp.,
                       6.000%, due 02/25/17                         542,105
   2,058,000          Countrywide Alternative Loan Trust,
                       8.000%, due 07/25/30                       2,114,196
     900,642          Independent National Mortgage Corp.,
                       7.000%, due 05/25/26                         900,179
     559,837          Residential Accredit Loans, Inc.,
                       7.000%, due 03/25/28                         574,660
   1,223,651          Residential Funding Mortgage Securities
                       I,
                       6.000%, due 12/25/16                       1,252,719
     940,000          Wells Fargo Mortgage Backed
                       Securities Trust,
                       6.000%, due 03/25/17                         979,520
                                                               ------------
                                                                  6,433,873
                                                               ------------
                      Total Collateralized Mortgage
                       Obligations and Other Asset
                       Backed Securities
                       (Cost $28,345,079)                        29,935,207
                                                               ------------
SHORT-TERM INVESTMENTS: 9.4%
                      FEDERAL HOME LOAN BANK DISCOUNT NOTE: 7.6%
  88,000,000          0.950%, due 07/01/03                       87,997,678
                                                               ------------
                                                                 87,997,678
                                                               ------------
                      FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTE:
                       1.8%
  20,460,000    A     0.000%, due 07/22/03                       20,447,612
                                                               ------------
                                                                 20,447,612
                                                               ------------
                      Total Short-Term Investments
                       (Cost $108,449,020)                      108,445,290
                                                               ------------


                TOTAL INVESTMENTS IN SECURITIES
                 (COST $1,138,841,614)*               102.8%  $1,183,392,450
                OTHER ASSETS AND LIABILITIES-NET       (2.8)     (31,936,869)
                                                      ------  --------------
                NET ASSETS                            100.0%  $1,151,455,581
                                                      ======  ==============

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 A    Loaned security, a portion or all of the security is on loan at June 30, 2003.
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

       Gross Unrealized Appreciation                              $ 70,513,433
       Gross Unrealized Depreciation                               (25,962,597)
                                                                  ------------
       Net Unrealized Appreciation                                $ 44,550,836
                                                                  ============

                 See Accompanying Notes to Financial Statements

ING
PIMCO
CORE
BOND        PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
CORPORATE BOND: 7.1%
                      AIRLINES: 0.3%
$         --          American Airlines Inc.,
                       7.377%, due 05/23/19                    $         --
   1,550,000          Continental Airlines Inc.,
                       7.056%, due 09/15/09                       1,539,968
     300,000          Delta Air Lines Inc.,
                       10.430%, due 01/02/11                        241,500
     250,000          United AirLines Inc.,
                       9.350%, due 04/07/16                          64,491
                                                               ------------
                                                                  1,845,959
                                                               ------------
                      AUTO MANUFACTURERS: 0.4%
     600,000    @@    DaimlerChrysler NA Holding Corp.,
                       8.500%, due 01/18/31                         708,793
   1,300,000          Ford Motor Co.,
                       6.625%, due 10/01/28                       1,084,715
     700,000          General Motors Corp.,
                       8.250%, due 07/15/23                         697,920
                                                               ------------
                                                                  2,491,430
                                                               ------------
                      DIVERSIFIED FINANCIAL: 1.2%
   1,400,000    A     CIT Group Inc.,
                       7.750%, due 04/02/12                       1,672,035
     900,000          Citigroup Inc.,
                       5.625%, due 08/27/12                         993,359
     300,000          Ford Motor Credit Co.,
                       6.700%, due 07/16/04                         311,592
   3,300,000          General Motors Acceptance Corp.,
                       8.000%, due 11/01/31                       3,246,781
     600,000          Morgan Stanley,
                       5.300%, due 03/01/13                         638,916
                                                               ------------
                                                                  6,862,683
                                                               ------------
                      ELECTRIC: 0.8%
   1,000,000          Entergy Gulf States Inc.,
                       3.600%, due 06/01/08                         995,091
   2,100,000    A     Oncor Electric Delivery Co.,
                       7.250%, due 01/15/33                       2,485,810
   1,000,000    A     Progress Energy Inc.,
                       6.850%, due 04/15/12                       1,153,169
                                                               ------------
                                                                  4,634,070
                                                               ------------
                      FOREST PRODUCTS & PAPER: 0.2%
     700,000          Weyerhaeuser Co.,
                       6.750%, due 03/15/12                         795,974
     300,000          Weyerhaeuser Co.,
                       6.875%, due 12/15/33                         328,656
                                                               ------------
                                                                  1,124,630
                                                               ------------
                      HOLDING COMPANIES: 0.2%
   1,100,000          Williams Holdings Of Delaware, 6.250%,
                       due 02/01/06                               1,083,500
                                                               ------------
                                                                  1,083,500
                                                               ------------
                      MEDIA: 0.6%
     800,000          AOL Time Warner Inc.,
                       7.700%, due 05/01/32                         937,501
   1,900,000          AT&T Broadband,
                       8.375%, due 03/15/13                       2,384,570
                                                               ------------
                                                                  3,322,071
                                                               ------------
                      MISCELLANEOUS: 0.6%
   2,700,000          General Electric Co,
                       5.000%, due 02/01/13                       2,857,336
     700,000    @@    Tyco International Group SA, 4.375%,
                       due 11/19/04                                 805,111
                                                               ------------
                                                                  3,662,447
                                                               ------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
                      OIL & GAS: 0.9%
$    500,000          Conoco Funding Co.,
                       6.350%, due 10/15/11                    $    585,001
     150,000    A     El Paso CGP Co.,
                       7.750%, due 06/15/10                         140,624
     400,000          El Paso CGP Co.,
                       9.625%, due 05/15/12                         403,000
   1,500,000    A     Pemex Project Funding Master Trust,
                       7.375%, due 12/15/14                       1,646,250
   2,200,000          Pemex Project Funding Master Trust,
                       8.625%, due 02/01/22                       2,519,000
                                                               ------------
                                                                  5,293,875
                                                               ------------
                      PIPELINES: 0.3%
   1,000,000    A     EL Paso Corp.,
                       7.750%, due 01/15/32                         847,500
   1,000,000          EL Paso Corp.,
                       7.800%, due 08/01/31                         847,500
     300,000          Southern Natural Gas Co.,
                       7.350%, due 02/15/31                         306,750
                                                               ------------
                                                                  2,001,750
                                                               ------------
                      TELECOMMUNICATIONS: 1.5%
     950,000    A     AT&T Corp.,
                       7.800%, due 11/15/11                       1,088,003
   1,050,000          AT&T Corp.,
                       8.500%, due 11/15/31                       1,194,725
   1,100,000    @@    Deutsche Telekom International
                       Finance BV,
                       8.750%, due 06/15/30                       1,406,533
     200,000    A     Qwest Capital Funding Inc.,
                       7.000%, due 08/03/09                         165,500
     600,000    A     Qwest Capital Funding Inc.,
                       7.250%, due 02/15/11                         495,000
     900,000          Qwest Corp.,
                       7.200%, due 11/01/04                         927,000
     950,000          Qwest Corp.,
                       8.875%, due 03/15/12                       1,066,374
   1,090,000          Sprint Capital Corp.,
                       6.375%, due 05/01/09                       1,193,954
     700,000          Sprint Capital Corp.,
                       7.125%, due 01/30/06                         766,644
     500,000          Sprint Capital Corp.,
                       7.900%, due 03/15/05                         542,573
                                                               ------------
                                                                  8,846,306
                                                               ------------
                      Total Corporate Bond
                       (Cost $38,010,413)                        41,168,720
                                                               ------------
MUNICIPAL SECURITIES: 3.1%
                      CALIFORNIA: 0.9%
   4,100,000          California St,
                       2.000%, due 06/16/04                       4,133,866
   1,300,000          Golden State Tobacco Securitization
                       Corp./CA,
                       6.250%, due 06/01/33                       1,167,985
                                                               ------------
                                                                  5,301,851
                                                               ------------
                      GEORGIA: 0.2%
   1,000,000          Georgia St,
                       5.000%, due 05/01/20                       1,069,640
                                                               ------------
                                                                  1,069,640
                                                               ------------
                      ILLINOIS: 0.5%
   1,700,000          Chicago Housing Authority/IL,
                       5.375%, due 07/01/18                       1,825,936
     900,000          Illinois St,
                       5.100%, due 06/01/33                         885,033
                                                               ------------
                                                                  2,710,969
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
PIMCO
CORE
BOND    PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
                      INDIANA: 0.1%
$    800,000          IPS Multi-School Building Corp./IN,
                       5.000%, due 07/15/25                    $    830,688
                                                               ------------
                                                                    830,688
                                                               ------------
                      MINNESOTA: 0.2%
     900,000          State of Minnesota,
                       5.000%, due 08/01/10                       1,029,411
                                                               ------------
                                                                  1,029,411
                                                               ------------
                      NEVADA: 0.2%
   1,105,000          Las Vegas Valley Water District/NV,
                       5.000%, due 06/01/ 25                      1,159,941
                                                               ------------
                                                                  1,159,941
                                                               ------------
                      NEW JERSEY: 0.2%
     800,000          Tobacco Settlement Financing Corp./NJ,
                       6.000%, due 06/01/37                         657,680
     300,000          Tobacco Settlement Financing Corp./NJ,
                       6.750%, due 06/01/39                         272,106
                                                               ------------
                                                                    929,786
                                                               ------------
                      NEW YORK: 0.3%
   1,400,000          New York City Municipal Water Finance
                       Authority/NY,
                       5.000%, due                                1,459,038
                                                               ------------
                                                                  1,459,038
                                                               ------------
                      OHIO: 0.1%
     300,000          Kettering City School District,
                       5.000%, due 12/01/30                         314,637
                                                               ------------
                                                                    314,637
                                                               ------------
                      WASHINGTON: 0.5%
   1,400,000          Energy Northwest/WA,
                       5.500%, due 07/01/13                       1,620,346
   1,300,000          Port of Seattle WA,
                       5.000%, due 04/01/31                       1,346,995
                                                               ------------
                                                                  2,967,341
                                                               ------------
                      Total Municipal Securities
                       (Cost $17,507,762)                        17,773,302
                                                               ------------
   Shares                                                         Value
---------------------------------------------------------------------------
PREFERRED STOCK: 0.3%
                      AUTO MANUFACTURERS: 0.3%
      60,000          General Motors Corp.                        1,494,000
                                                               ------------
                                                                  1,494,000
                                                               ------------
                      Total Preferred Stock
                       (Cost $1,500,000)                          1,494,000
                                                               ------------
RIGHTS: 0.0%
                      SOVEREIGN: 0.0%
   1,000,000          United Mexican States, Series B                10,500
   1,000,000          United Mexican States, Series C                 3,000
   1,000,000          United Mexican States, Series D                   850
   1,000,000          United Mexican States, Series E                   600
                                                               ------------
                                                                     14,950
                                                               ------------
                      Total Rights
                       (Cost $0)                                     14,950
                                                               ------------
 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
SOVEREIGN: 10.8%
                      BRAZIL: 0.9%
$    700,000          Brazilian Government International
                       Bond,
                       11.000%, due 08/17/40                   $    640,500
   1,040,000          Brazilian Government International
                       Bond,
                       11.500%, due 03/12/08                      1,092,000
     800,000          Brazilian Government International
                       Bond,
                       12.250%, due 03/06/30                        806,000
   1,008,000          Brazilian Government International
                       Bond,
                       2.125%, due 04/15/06                         955,100
   1,748,602          Brazilian Government International
                       Bond,
                       8.000%, due 04/15/14                       1,536,112
                                                               ------------
                                                                  5,029,712
                                                               ------------
                      CANADA: 0.8%
   5,900,000          Canadian Government Bond,
                       6.000%, due 06/01/08                       4,779,489
                                                               ------------
                                                                  4,779,489
                                                               ------------
                      CHILE: 0.4%
   1,100,000          Chile Government International Bond,
                       5.500%, due 01/15/13                       1,166,550
   1,040,000          Chile Government International Bond,
                       7.125%, due 01/11/12                       1,212,744
                                                               ------------
                                                                  2,379,294
                                                               ------------
                      COLOMBIA: 0.1%
     250,000          Colombia Government International Bond,
                       10.375%, due 01/28/33                        288,125
     250,000          Colombia Government International Bond,
                       10.500%, due 07/09/10                        288,125
                                                               ------------
                                                                    576,250
                                                               ------------
                      GERMANY: 5.5%
   8,900,000          Deutsche Bundesrepublik,
                       4.500%, due 07/04/09                      10,925,636
  12,200,000          Deutsche Bundesrepublik,
                       5.250%, due 01/04/11                      15,593,811
   4,100,000          Deutsche Bundesrepublik,
                       6.000%, due 06/20/16                       5,556,001
                                                               ------------
                                                                 32,075,448
                                                               ------------
                      ITALY: 1.2%
   5,500,000          Italy Buoni Poliennali Del Tesoro,
                       5.000%, due 05/01/08                       6,886,201
                                                               ------------
                                                                  6,886,201
                                                               ------------
                      MEXICO: 0.6%
   1,300,000    A     Mexico Government International Bond,
                       6.375%, due 01/16/13                       1,381,250
   1,000,000          Mexico Government International Bond,
                       8.000%, due 09/24/22                       1,122,500
     900,000          Mexico Government International Bond,
                       8.300%, due 08/15/31                       1,038,600
                                                               ------------
                                                                  3,542,350
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
PIMCO
CORE
BOND    PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
                      PANAMA: 0.4%
$    300,000          Panama Government International Bond,
                       8.250%, due 04/22/08                    $    332,250
     750,000          Panama Government International Bond,
                       8.875%, due 09/30/27                         819,375
   1,250,000          Panama Government International Bond,
                       9.375%, due 01/16/23                       1,396,875
                                                               ------------
                                                                  2,548,500
                                                               ------------
                      PERU: 0.5%
     900,000          Peru Government International Bond,
                       9.125%, due 01/15/08                         978,750
   1,500,000          Peru Government International Bond,
                       9.125%, due 02/21/12                       1,602,750
     300,000          Peru Government International Bond,
                       9.875%, due 02/06/15                         330,000
                                                               ------------
                                                                  2,911,500
                                                               ------------
                      SOUTH AFRICA: 0.3%
     800,000          South Africa Government International
                       Bond,
                       7.375%, due 04/25/12                         920,000
     600,000          South Africa Government International
                       Bond,
                       9.125%, due 05/19/09                         745,500
                                                               ------------
                                                                  1,665,500
                                                               ------------
                      Total Sovereign
                       (Cost $60,068,322)                        62,394,244
                                                               ------------
COLLATERAL MORTGAGE OBLIGATIONS
 AND ASSET-BACKED SECURITIES: 4.2%
                      COMMERCIAL MORTGAGE: 0.1%
     480,499          G-Wing Ltd,
                       3.960%, due 11/06/11                         471,441
                                                               ------------
                                                                    471,441
                                                               ------------
                      FEDERAL HOUSING ADMINISTRATION: 0.1%
     576,640          FHA Title I Home Improvement Loan
                       Trust,
                       8.175%, due 03/01/27                         655,973
                                                               ------------
                                                                    655,973
                                                               ------------
                      HOME EQUITY ASSET BACKED SECURITIES: 0.9%
     407,428          Advanta Mortgage Loan Trust,
                       1.700%, due 11/25/29                         407,192
   3,000,000          Financial Asset Securities Corp. AAA
                       Trust,
                       1.310%, due 09/27/33                       2,996,310
   2,000,000          Renaissance Home Equity Loan Trust,
                       1.475%, due 08/25/33                       1,996,874
                                                               ------------
                                                                  5,400,376
                                                               ------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
                      WHOLE LOAN COLLATERALIZED SECURITIES: 3.0%
$  2,328,253          Bank of America Mortgage Securities,
                       6.000%, due 07/25/32                    $  2,331,191
      78,522          Bear Stearns Adjustable Rate Mortgage
                       Trust,
                       6.600%, due 09/25/31                          78,789
     154,671          Citicorp Mortgage Securities Inc.,
                       4.150%, due 12/25/31                         155,052
     249,227          Countrywide Home Loans,
                       5.250%, due 05/25/32                         249,223
     925,828          CS First Boston Mortgage Securities
                       Corp.,
                       1.930%, due 08/25/33                         924,364
   6,120,795          CS First Boston Mortgage Securities
                       Corp.,
                       5.000%, due 01/25/33                       6,203,517
     175,357          First Nationwide Trust,
                       8.500%, due 09/25/31                         181,411
   2,598,861          GSR Mortgage Loan Trust,
                       6.000%, due 03/25/32                       2,657,852
     315,912    @@    Nomura Asset Acceptance Corp.,
                       7.000%, due 02/19/30                         335,822
     375,624          Residential Accredit Loans Inc.,
                       5.500%, due 06/25/17                         381,609
   1,501,484          Washington Mutual,
                       5.210%, due 10/25/32                       1,525,949
   1,227,910          Washington Mutual,
                       6.000%, due 03/25/17                       1,259,973
     174,818          Washington Mutual,
                       6.517%, due 10/19/39                         175,485
     529,562          Wells Fargo Mortgage Backed Securities
                       Trust,
                       4.900%, due 09/25/32                         533,632
     188,967          Wells Fargo Mortgage Backed Securities
                       Trust,
                       6.447%, due 10/25/31                         189,533
     500,000          SENT 2003-1 A2 07/31/33,
                       0.000%, due 07/31/33                         499,082
                                                               ------------
                                                                 17,682,484
                                                               ------------
                      Total Collateral Mortgage Obligations
                       and Asset-Backed Securities
                       (Cost $24,130,978)                        24,210,274
                                                               ------------
COMMERCIAL PAPER: 4.6%
                      BANKS: 3.2%
   2,100,000    @@    HBOS Treasury Services,
                       0.000%, due 09/12/03                       2,095,653
  12,500,000    @@    HBOS Treasury Services,
                       0.000%, due 09/18/03                      12,472,000
   4,000,000    @@    Lloyds TSB Bank Plc,
                       0.000%, due 09/09/03                       3,992,040
                                                               ------------
                                                                 18,559,693
                                                               ------------
                      DIVERSIFIED FINANCIAL: 0.9%
   2,600,000          CBA (DE) Finance                            2,597,649
   2,800,000    @@    UBS Finance (DE) LLC,
                       0.000%, due 09/24/03                       2,793,252
                                                               ------------
                                                                  5,390,901
                                                               ------------
                      FOOD: 0.5%
   3,000,000          Kraft Foods, Inc.,
                       2.080%, due 02/27/04                       2,973,690
                                                               ------------
                                                                  2,973,690
                                                               ------------
                      Total Commercial Paper
                       (Cost $26,952,181)                        26,924,284
                                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 89.9%
                      FEDERAL HOME LOAN MORTGAGE CORPORATION: 43.0%
     759,226          1.660%, due 12/15/29                          756,705
   1,776,317          3.500%, due 07/15/32                        1,796,887
     193,178          4.355%, due 06/01/24                          199,008
     594,643          5.000%, due 01/15/13                          594,704
   4,340,581          5.000%, due 02/15/29                        4,376,895
  20,000,000          5.000%, due 08/13/23                       20,428,120
   3,963,622          5.000%, due 09/15/16                        4,068,290
  16,000,000          5.000%, due 09/15/33                       16,135,008
   2,447,614          5.500%, due 03/01/23                        2,535,555
   9,516,921          5.500%, due 05/15/31                        9,745,062
   6,400,000          5.500%, due 06/01/23                        6,629,945
   6,164,776          5.500%, due 06/15/12                        6,203,344
   2,699,813          5.500%, due 07/01/07                        2,780,280
   1,940,527          5.500%, due 07/15/31                        1,976,325

                 See Accompanying Notes to Financial Statements

ING
PIMCO
CORE
BOND    PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
                      FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
$  4,000,000          5.500%, due 07/17/18                     $  4,148,752
   1,430,770          5.500%, due 10/15/13                        1,430,890
     393,907          5.750%, due 06/15/29                          398,711
     427,254          5.750%, due 12/15/16                          427,291
   1,506,555          5.935%, due 11/01/31                        1,565,737
   7,694,641          6.000%, due 01/01/22                        7,988,178
  25,232,290          6.000%, due 01/15/25                       25,345,315
   5,900,000          6.000%, due 01/15/28                        5,976,293
   1,120,348          6.000%, due 01/15/29                        1,131,604
     159,929          6.000%, due 02/15/24                          159,943
   4,880,304          6.000%, due 03/15/27                        4,920,967
  19,000,000          6.000%, due 08/13/33                       19,694,678
  17,700,000          6.000%, due 09/15/27                       18,111,219
  21,130,856          6.000%, due 10/01/22                       21,936,803
   3,242,374          6.000%, due 10/15/22                        3,311,221
     458,255          6.250%, due 02/15/27                          460,498
     539,924          6.500%, due 02/01/32                          562,039
     265,204          6.500%, due 03/01/31                          276,058
     234,500          6.500%, due 04/01/29                          244,348
     260,556          6.500%, due 04/01/31                          271,220
     313,609          6.500%, due 04/01/32                          326,454
     419,592          6.500%, due 05/15/25                          420,914
     157,464          6.500%, due 06/01/31                          163,909
     177,899          6.500%, due 06/01/31                          185,180
   1,103,357          6.500%, due 06/01/31                        1,148,515
  20,000,000          6.500%, due 06/15/30                       20,350,896
     211,466          6.500%, due 07/01/19                          221,561
     185,604          6.500%, due 07/01/29                          193,399
     363,068          6.500%, due 07/01/31                          377,927
     208,446          6.500%, due 07/01/31                          216,978
   5,000,000          6.500%, due 07/01/32                        5,204,802
     664,163          6.500%, due 08/01/30                          692,261
     325,612          6.500%, due 08/01/32                          338,949
   1,598,437          6.500%, due 08/01/32                        1,663,910
     178,373          6.500%, due 08/01/32                          185,679
  11,500,000          6.500%, due 08/01/32                       11,970,671
   3,677,474          6.500%, due 08/01/32                        3,828,105
     632,259          6.500%, due 09/01/31                          658,136
     500,410          6.500%, due 09/01/31                          520,891
   1,723,843          6.500%, due 10/01/31                        1,794,397
     264,417          6.500%, due 10/01/31                          275,239
     165,859          6.500%, due 10/01/31                          172,647
   1,000,001          6.500%, due 10/01/32                        1,040,961
     172,104          6.500%, due 12/01/32                          179,153
     430,709          8.250%, due 08/15/21                          437,432
                                                               ------------
                                                                249,156,859
                                                               ------------
                      FEDERAL NATIONAL MORTGAGE ASSOCIATION: 42.5%
   1,641,383          1.820%, due 03/25/17                        1,648,783
   1,931,899          3.500%, due 07/25/22                        1,938,672
   3,500,000          4.000%, due 07/17/18                        3,514,217
     298,420          4.251%, due 05/01/36                          305,513
   3,341,141          4.500%, due 02/25/32                        3,390,422
  21,500,000          4.500%, due 07/22/18                       21,936,708
   2,627,685          5.000%, due 09/25/18                        2,631,622
     682,267          5.500%, due 01/01/14                          711,413
     499,950          5.500%, due 01/01/18                          519,508
   5,305,270          5.500%, due 02/25/30                        5,371,095
     605,502          5.500%, due 03/01/17                          629,189
   4,444,535          5.500%, due 03/25/09                        4,466,975
   3,956,043          5.500%, due 05/01/23                        4,105,597
     119,363          5.500%, due 06/01/16                          124,048
  10,251,284          5.500%, due 06/01/23                       10,638,824
  17,998,212          5.500%, due 07/01/17                       18,702,282
     686,085          5.500%, due 08/01/17                          712,924
     147,846          5.500%, due 09/01/17                          153,629
     679,999          5.500%, due 10/01/17                          706,600
     119,443          5.500%, due 11/01/17                          124,116
   5,633,616          5.500%, due 11/01/17                        5,853,997
     400,000          5.500%, due 12/01/14                          417,653
   2,169,589          5.500%, due 12/01/17                        2,254,461
     761,094          5.500%, due 12/01/17                          790,867
   6,749,052          5.750%, due 05/25/26                        6,751,688
   4,647,306          6.000%, due 01/01/23                        4,847,064
   7,481,090          6.000%, due 03/01/18                        7,810,611
   7,082,248          6.000%, due 04/25/30                        7,179,357
   8,325,274          6.000%, due 05/01/16                        8,691,978
  17,000,000          6.000%, due 05/25/25                       17,190,767
  20,326,425          6.000%, due 06/01/22                       21,200,128
  21,000,000          6.000%, due 08/01/31                       21,813,750
   2,193,636          6.000%, due 10/01/17                        2,290,260
     590,793          6.250%, due 08/25/28                          592,543
   4,785,923          6.250%, due 10/25/22                        4,878,560
     472,929          6.350%, due 01/25/22                          473,802
      95,209          6.500%, due 02/01/17                          100,469
      71,587          6.500%, due 02/01/17                           75,542
     112,979          6.500%, due 02/01/17                          119,221
      78,358          6.500%, due 03/01/17                           82,687
     504,648          6.500%, due 04/01/17                          532,530
  24,000,000          6.500%, due 07/15/33                       25,035,000
     602,378          6.500%, due 08/25/07                          610,638
     532,491          6.500%, due 09/01/16                          561,912
      64,612          6.500%, due 09/01/16                           68,198
      78,911          6.500%, due 11/01/15                           83,291
   3,849,460          6.500%, due 12/25/07                        3,927,270
   3,535,618          6.500%, due 12/25/07                        3,607,646
  11,620,587          6.500%, due 12/25/22                       11,785,360
   1,945,465          6.500%, due 12/25/42                        2,096,848
   2,391,702          Fannie Mae, 2.220%, due 04/25/32            2,401,843
                                                               ------------
                                                                246,458,078
                                                               ------------
                      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 4.4%
   1,704,291          4.250%, due 05/20/29                        1,762,140
   1,925,276          4.375%, due 01/20/27                        1,992,983
   1,422,791          4.500%, due 04/20/30                        1,475,903
   2,779,017          4.500%, due 10/20/29                        2,882,295
  10,000,000          5.500%, due 09/20/25                       10,046,297
   4,998,178          5.500%, due 11/20/31                        5,108,934
   2,197,429          5.750%, due 08/20/27                        2,267,134
                                                               ------------
                                                                 25,535,686
                                                               ------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
                      Total U.S. Government Agency
                       Obligations
                       (Cost $522,984,892)                     $521,150,623
                                                               ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES: 1.8%
                      FEDERAL NATIONAL MORTGAGE ASSOCIATION: 1.8%
$ 10,400,000          0.000%, due 09/03/03                       10,382,809
                                                               ------------
                                                                 10,382,809
                                                               ------------
                      Total U.S. Government Agency Discount
                       Notes
                       (Cost $10,379,108)                        10,382,809
                                                               ------------
U.S. TREASURY OBLIGATIONS: 14.3%
                      U.S. TREASURY BILLS: 0.3%
   1,445,000          0.000%, due 08/07/03                        1,443,511
     230,000          0.000%, due 08/14/03                          229,777
                                                               ------------
                                                                  1,673,288
                                                               ------------
                      U.S. TREASURY BONDS: 7.0%
  15,600,000          5.500%, due 08/15/28                       17,553,058
  12,300,000          7.875%, due 02/15/21                       17,564,019
     700,000          8.000%, due 11/15/21                        1,014,317
   3,000,000          8.750%, due 05/15/17                        4,491,447
                                                               ------------
                                                                 40,622,841
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
PIMCO
CORE
BOND    PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
                      U.S. TREASURY INFLATION INDEXED BONDS: 0.8%
$  2,500,000          3.625%, due 04/15/28                     $  3,463,771
     800,000          3.875%, due 04/15/29                        1,141,390
                                                               ------------
                                                                  4,605,161
                                                               ------------
                      U.S. TREASURY INFLATION INDEXED NOTES: 3.6%
     900,000          3.375%, due 01/15/12                        1,054,318
   1,100,000          3.500%, due 01/15/11                        1,319,749
   9,400,000          3.625%, due 01/15/08                       12,000,999
   5,100,000          4.250%, due 01/15/10                        6,558,337
                                                               ------------
                                                                 20,933,403
                                                               ------------
                      U.S. TREASURY STRIPS: 2.6%
   8,500,000          0.000%, due 02/15/27                        2,622,845
   8,500,000          0.000%, due 05/15/20                        3,793,066
   6,000,000          0.000%, due 05/15/20                        2,681,874
  13,900,000          0.000%, due 08/15/20                        6,098,403
     200,000          0.000%, due 11/15/22                           77,123
                                                               ------------
                                                                 15,273,311
                                                               ------------
                      Total U.S. Treasury Obligations
                       (Cost $82,540,065)                        83,108,004
                                                               ------------
CERTIFICATE OF DEPOSIT: 0.5%
                      BANKS: 0.5%
   2,800,000          Bank of America NA                          2,800,000
                                                               ------------
                      Total Certificate of Deposit
                       (Cost $2,800,000)                          2,800,000
                                                               ------------


Number of                        Notional     Expiration   Strike
Contracts                         Amount         Date      Price    Value
--------------------------------------------------------------------------
    PUT SWAP OPTIONS PURCHASED: 0.00%
   85
            Option to pay 7
             year fixed rate
             equal to 0.76%,
             receive a
             floating rate
             based on the 6
             month JPY-LIBOR.
             Agreement
             commencing on
             06/02/05 maturing
             06/02/12           685,000,000(+) 05/31/2005   0.01   241,882
                                                                   -------
            Total Put Swap Options Purchased
             (Cost $78,380)                                        241,882
                                                                   -------

                      TOTAL INVESTMENTS IN SECURITIES    136.5%  $791,663,092
                       (COST $786,952,101)*

Number of                            Expiration   Strike
Contracts                               Date       Price       Value
------------------------------------------------------------------------
            LIABILITY FOR CALL
             OPTIONS WRITTEN:
             (0.4)%
    8
            OTC 3 Month Libor/7
             year Treasury Interest
             Rate Swap               10/04/04       5.970       (98,314)
   20
            OTC 3 Month Libor/7
             year Treasury Interest
             Rate Swap               10/19/04       6.000      (246,900)
   27
            OTC 3 Month Libor/10
             year Treasury Interest
             Rate Swap               11/10/03       5.130      (251,986)
   40
            OTC 3 Month Libor/7
             year Treasury Interest
             Rate Swap               01/07/05       5.500      (370,508)
   79
            OTC 3 Month Libor/7
             year Treasury Interest
             Rate Swap               09/23/05       4.000      (217,045)
  165
            OTC 3 Month Libor/10
             year Treasury Interest
             Rate Swap               10/07/04       4.000      (425,915)
  166
            OTC 3 Month Libor/5
             year Treasury Interest
             Rate Swap               11/12/03       3.000      (224,864)

Number of                            Expiration   Strike
Contracts                               Date       Price       Value
------------------------------------------------------------------------
   69
            OTC 3 Month Libor/5
             year Treasury Interest
             Rate Swap               11/12/03       3.970  $    (93,467)
   17
            OTC 3 Month Libor/5
             year Treasury Interest
             Rate Swap               11/12/03       3.000       (23,028)
   33
            OTC 3 Month Libor/10
             year Treasury Interest
             Rate Swap               10/20/03       4.000       (68,970)
   14
            OTC 3 Month Libor/7
             year Treasury Interest
             Rate Swap               01/07/05       4.000       (43,596)
   14
            OTC 3 Month Libor/7
             year Treasury Interest
             Rate Swap               01/07/05       4.000       (43,596)
   85
            OTC 3 Month Libor/6
             year Treasury Interest
             Rate Swap               12/17/03       3.500      (150,884)
   14
            LIFFE September 03/5
             Year Note Future        08/29/03         145        (2,332)
  227
            CBT September 03/5 Year
             Note Future             08/23/03         227        (7,094)
   57
            CBT September 03/10
             Year Note Future        08/23/03         115      (163,875)
  118
            CBT August 03/Treasury
             Bond Future             08/22/03         128        (5,532)
                                                           -------------
                                                           $ (2,437,904)
                                                           -------------
            LIABILITY FOR PUT
             OPTIONS WRITTEN:
             (0.1)%
   20
            OTC 3 Month Libor/7
             year Treasury Interest
             Rate Swap               10/19/04       6.000       (16,062)
    8
            OTC 3 Month Libor/7
             year Treasury Interest
             Rate Swap               10/04/04       5.970        (6,164)
   27
            OTC 3 Month Libor/10
             year Treasury Interest
             Rate Swap               11/10/03       6.130          (640)
   67
            OTC 3 Month Libor/7
             year Treasury Interest
             Rate Swap               01/07/05       7.000       (34,947)
   79
            OTC 3 Month Libor/7
             year Treasury Interest
             Rate Swap               09/23/05       6.000      (157,036)
  165
            OTC 3 Month Libor/10
             year Treasury Interest
             Rate Swap               10/07/04       6.000      (210,953)
   23
            OTC 3 Month Libor/7
             year Treasury Interest
             Rate Swap               01/07/05       6.650       (15,516)

                 See Accompanying Notes to Financial Statements

ING
PIMCO
CORE
BOND    PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Number of                            Expiration   Strike
Contracts                               Date       Price       Value
------------------------------------------------------------------------
   59
            CBT September 03/
             Treasury Bond Future    08/23/03         117  $   (107,860)
  118
            CBT August 03/Treasury
             Bond Future             08/22/03         114       (92,188)
                                                           -------------
                                                           $   (641,366)
            OTHER ASSETS AND
             LIABILITIES-NET                       (36.0)  (208,765,420)
                                                  -------  -------------
            NET ASSETS                             100.0%  $ 579,818,402
                                                  =======  =============

 @@    Foreign Issuer
 A     Loaned security, a portion or all of the security is on loan at June 30, 2003.
 (+)   Notional amount denominated in Japanese Yen.
 *     Cost for federal income tax purposes is the same as for
       financial statement purposes. Net unrealized appreciation
       consists of:

      Gross Unrealized Appreciation                              $10,167,251
      Gross Unrealized Depreciation                               (5,456,260)
                                                                 -----------
      Net Unrealized Appreciation                                $ 4,710,991
                                                                 ===========

At June 30, 2003 the following forward foreign currency contracts were outstanding for the PIMCO Core Bond Portfolio:

                                                IN                    UNREALIZED
                                SETTLEMENT   EXCHANGE                APPRECIATION
CURRENCY            BUY / SELL     DATE        FOR      VALUE $     (DEPRECIATION)
--------            ----------  ----------   --------  ----------   --------------
Euro                                           USD
EUR 16,408,000         Sell      07/30/03    18,901,442 18,824,264     $ 77,178
Mexican Nuevo Peso                             USD
MXN 22,121,700         Sell      09/08/03    2,119,264  2,104,031        15,233
Mexican Nuevo Peso                             USD
MXN 22,121,700         Buy       09/08/03    1,900,000  2,104,031       204,031
                                                                       --------
                                                                       $296,442
                                                                       ========

Information concerning open futures contracts for the PIMCO Core Bond Portfolio at June 30, 2003 is shown below:

                             NO. OF      NOTIONAL     EXPIRATION  UNREALIZED
      LONG CONTRACTS        CONTRACTS  MARKET VALUE      DATE     GAIN/LOSS
      --------------        ---------  ------------      ----     ---------
90 Day Euro                    254     $62,099,825      Mar-05    $ 127,834
90 Day Euro                    146      35,594,800      Jun-05      (75,339)
U.S. 10 year Treasury Note     118      13,857,625      Sep-03     (104,311)
                                       ------------               ---------
                                       $111,552,250               $ (51,817)
                                       ============               =========

                 See Accompanying Notes to Financial Statements

ING
PIMCO
CORE
BOND    PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Information concerning the Interest Rate Swap Agreements outstanding for the PIMCO Core Bond Portfolio at June 30, 2003, is shown below:

                                                                                    UNREALIZED
                                                                     NOTIONAL     APPRECIATION/
                            TYPE                                     PRINCIPAL    (DEPRECIATION)
                            ----                                     ---------    --------------
Receive a fixed rate equal to 5.25%
 and pay a floating rate based on the
 6-month GBP-LIBOR.
 Counterparty: Morgan Stanley
 Expires 03/15/12(#)                                          GPB     3,600,000         6,049
Receive a fixed rate equal to 5.00%
 and pay a floating rate based on the
 3-month USD-LIBOR.
 Counterparty: Merrill Lynch
 Expires 12/17/23(#)                                          USD     9,700,000       385,420
Receive a fixed rate equal to 4.50%
 and pay a floating rate based on the
 3-month SEK-LIBOR.
 Counterparty: JP Morgan/Chase
 Expires 06/17/05(#)                                          SEK    69,100,000       (38,654)
Receive a fixed rate equal to 4.50%
 and pay a floating rate based on the
 3-month SEK-LIBOR.
 Counterparty: JP Morgan/Chase
 Expires 03/15/05(#)                                          SEK     2,800,000         1,191
Receive a fixed rate equal to 4.00%
 and pay a floating rate based on the
 6-month EUR-LIBOR.
 Counterparty: Merrill Lynch
 Expires 06/18/08(#)                                          EUR     8,900,000       162,924
Receive a fixed rate equal to 4.50%
 and pay a floating rate based on the
 3-month CAD overnight rate.
 Counterparty: JP Morgan/Chase
 Expires 03/15/07(#)                                          CAD     9,200,000       (11,137)
Receive a fixed rate equal to 1.30%
 and pay a floating rate based on the
 6-month JPY-LIBOR.
 Counterparty: Goldman Sachs
 Expires 09/21/11(#)                                          JPY   685,000,000      (293,064)
Receive a fixed rate equal to 1.50%
 and pay a floating rate based on the
 3-month CHF overnight rate.
 Counterparty: Merrill Lynch
 Expires 03/29/05(#)                                          CHF    45,200,000        53,625
Receive a fixed rate equal to 4.00%
 and pay a floating rate based on the
 6-month GPB-LIBOR.
 Counterparty: Morgan Stanley
 Expires 09/21/11(#)                                          GPB    29,200,000        25,136
                                                                                    ---------
                                                                                    $ 291,490
                                                                                    =========

                 See Accompanying Notes to Financial Statements

ING
SALOMON
BROTHERS
ALL
CAP         PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 85.6%
                     AEROSPACE/DEFENSE: 1.4%
     68,000          Goodrich Corp.                            $  1,428,000
     93,200          Raytheon Co.                                 3,060,688
                                                               ------------
                                                                  4,488,688
                                                               ------------
                     BANKS: 1.6%
     66,700          Bank One Corp.                               2,479,906
     68,000          State Street Corp.                           2,679,200
                                                               ------------
                                                                  5,159,106
                                                               ------------
                     BIOTECHNOLOGY: 1.0%
    127,400   @,A    Aphton Corp.                                 1,049,776
    105,000    @     Enzo Biochem, Inc.                           2,259,600
                                                               ------------
                                                                  3,309,376
                                                               ------------
                     CHEMICALS: 2.5%
    112,200          Cabot Corp.                                  3,220,140
     93,700          Dow Chemical Co.                             2,900,952
     54,100          Engelhard Corp.                              1,340,057
     70,800    A     IMC Global, Inc.                               475,068
                                                               ------------
                                                                  7,936,217
                                                               ------------
                     COMMERCIAL SERVICES: 0.3%
     24,000          McKesson Corp.                                 857,760
                                                               ------------
                                                                    857,760
                                                               ------------
                     COMPUTERS: 4.7%
     88,000    @     Electronics for Imaging                      1,785,520
    183,400          Hewlett-Packard Co.                          3,906,420
    623,000    @     Maxtor Corp.                                 4,678,730
    375,500          Unisys Corp.                                 4,611,140
                                                               ------------
                                                                 14,981,810
                                                               ------------
                     DIVERSIFIED FINANCIAL: 3.7%
    137,800          American Express Co.                         5,761,418
     90,000          Countrywide Financial Corp.                  6,261,300
                                                               ------------
                                                                 12,022,718
                                                               ------------
                     ELECTRONICS: 2.6%
    212,900   @,A    Agilent Technologies, Inc.                   4,162,195
  1,100,000    @     Solectron Corp.                              4,114,000
                                                               ------------
                                                                  8,276,195
                                                               ------------
                     ENTERTAINMENT: 1.0%
    260,000    @     Metro-Goldwyn-Mayer, Inc.                    3,229,200
                                                               ------------
                                                                  3,229,200
                                                               ------------
                     ENVIRONMENTAL CONTROL: 1.7%
    222,800          Waste Management, Inc.                       5,367,252
                                                               ------------
                                                                  5,367,252
                                                               ------------
                     FOOD: 1.2%
    108,200          Archer-Daniels-Midland Co.                   1,392,534
    116,100    @     Safeway, Inc.                                2,375,406
                                                               ------------
                                                                  3,767,940
                                                               ------------
                     FOREST PRODUCTS & PAPER: 2.1%
     91,300          Georgia-Pacific Corp.                        1,730,135
     95,000          Weyerhaeuser Co.                             5,130,000
                                                               ------------
                                                                  6,860,135
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 1.0%
     61,000          Johnson & Johnson                            3,153,700
                                                               ------------
                                                                  3,153,700
                                                               ------------
                     HOME BUILDERS: 0.2%
     92,600    A     Fleetwood Enterprises, Inc.                    685,240
                                                               ------------
                                                                    685,240
                                                               ------------
                     HOME FURNISHINGS: 0.2%
     28,100    @@    Sony Corp.                                     790,989
                                                               ------------
                                                                    790,989
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     INSURANCE: 6.6%
     54,900          AMBAC Financial Group, Inc.               $  3,637,125
     78,200    A     Chubb Corp.                                  4,692,000
     54,100    A     Hartford Financial Services Group, Inc.      2,724,476
     51,000          MBIA, Inc.                                   2,486,250
     66,100          MGIC Investment Corp.                        3,082,904
     90,000          Radian Group, Inc.                           3,298,500
    100,000    A     UnumProvident Corp.                          1,341,000
                                                               ------------
                                                                 21,262,255
                                                               ------------
                     INTERNET: 1.2%
    583,000   @,A    RealNetworks, Inc.                           3,952,740
                                                               ------------
                                                                  3,952,740
                                                               ------------
                     IRON/STEEL: 0.1%
     70,000          Allegheny Technologies, Inc.                   462,000
                                                               ------------
                                                                    462,000
                                                               ------------
                     LEISURE TIME: 0.6%
     82,700          Sabre Holdings Corp.                         2,038,555
                                                               ------------
                                                                  2,038,555
                                                               ------------
                     LODGING: 0.4%
     90,100    @     Extended Stay America, Inc.                  1,215,449
                                                               ------------
                                                                  1,215,449
                                                               ------------
                     MACHINERY -- CONSTRUCTION & EQUIPMENT: 0.5%
     29,400          Caterpillar, Inc.                            1,636,404
                                                               ------------
                                                                  1,636,404
                                                               ------------
                     MACHINERY -- DIVERSIFIED: 0.5%
     32,800          Deere & Co.                                  1,498,960
                                                               ------------
                                                                  1,498,960
                                                               ------------
                     MEDIA: 9.5%
    395,000          AOL Time Warner, Inc.                        6,355,550
    259,300    A     Comcast Corp.                                7,475,619
    665,200    @     Liberty Media Corp.                          7,689,712
    123,100   @@,A   News Corp. Ltd. ADR                          3,726,237
    259,200    A     Walt Disney Co.                              5,119,200
                                                               ------------
                                                                 30,366,318
                                                               ------------
                     MINING: 2.4%
    150,000          Alcoa, Inc.                                  3,825,000
     56,700          Brush Engineered Materials, Inc.               473,445
    100,600    A     Newmont Mining Corp.                         3,265,476
                                                               ------------
                                                                  7,563,921
                                                               ------------
                     MISCELLANEOUS MANUFACTURING: 2.1%
     84,700    A     Eastman Kodak Co.                            2,316,545
    100,000          Honeywell International, Inc.                2,685,000
     33,900    @@    Ingersoll-Rand Co.                           1,604,148
                                                               ------------
                                                                  6,605,693
                                                               ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.1%
     33,900          IKON Office Solutions, Inc.                    301,710
                                                               ------------
                                                                    301,710
                                                               ------------
                     OIL & GAS: 3.4%
     20,300          Amerada Hess Corp.                             998,354
     62,200          Anadarko Petroleum Corp.                     2,766,034
     68,100          ChevronTexaco Corp.                          4,916,820
     89,100          GlobalSantaFe Corp.                          2,079,594
                                                               ------------
                                                                 10,760,802
                                                               ------------
                     OIL & GAS SERVICES: 0.7%
     47,200          Schlumberger Ltd.                            2,245,304
                                                               ------------
                                                                  2,245,304
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
SALOMON
BROTHERS
ALL
CAP     PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     PHARMACEUTICALS: 10.0%
    128,000          Abbott Laboratories                       $  5,601,280
    218,700          Bristol-Myers Squibb Co.                     5,937,705
    745,000  @,@@,A  Elan Corp. Plc ADR                           4,201,800
     44,700          Merck & Co., Inc.                            2,706,585
    165,500    @@    Novartis AG ADR                              6,588,555
    111,400          Pfizer, Inc.                                 3,804,310
     70,600          Wyeth                                        3,215,830
                                                               ------------
                                                                 32,056,065
                                                               ------------
                     RETAIL: 4.9%
    162,900    A     Costco Wholesale Corp.                       5,962,140
     80,700          Gap, Inc.                                    1,513,932
     94,000          Home Depot, Inc.                             3,113,280
    236,400          McDonald's Corp.                             5,214,984
                                                               ------------
                                                                 15,804,336
                                                               ------------
                     SEMICONDUCTORS: 3.2%
    183,400          Intel Corp.                                  3,811,786
    127,000    @     Lattice Semiconductor Corp.                  1,045,210
    306,900    @     LSI Logic Corp.                              2,172,852
    278,500  @,@@,A  Taiwan Semiconductor Manufacturing Co.
                      Ltd. ADR                                    2,807,280
     34,000          Texas Instruments, Inc.                        598,400
                                                               ------------
                                                                 10,435,528
                                                               ------------
                     SOFTWARE: 2.1%
     87,000          IMS Health, Inc.                             1,565,130
    504,000    @     Micromuse, Inc.                              4,026,960
     28,800    A     NDCHealth Corp.                                528,480
     70,000    @     Transaction Systems Architects, Inc.           627,200
                                                               ------------
                                                                  6,747,770
                                                               ------------
                     TELECOMMUNICATIONS: 10.6%
    980,000    @     3Com Corp.                                   4,586,400
  1,843,000    A     Lucent Technologies, Inc.                    3,741,290
    425,000          Motorola, Inc.                               4,007,750
    100,000    @@    Nippon Telegraph & Telephone Corp. ADR       1,980,000
    277,000    @@    Nokia OYJ ADR                                4,551,110
    218,800          SBC Communications, Inc.                     5,590,340
    373,320   @@,A   Telefonaktiebolaget LM Ericsson ADR          3,968,391
    277,000   @@,A   Vodafone Group Plc ADR                       5,443,050
                                                               ------------
                                                                 33,868,331
                                                               ------------
                     TOYS/GAMES/HOBBIES: 1.5%
    269,900          Hasbro, Inc.                                 4,720,551
                                                               ------------
                                                                  4,720,551
                                                               ------------
                     Total Common Stock
                      (Cost $282,927,675)                       274,429,018
                                                               ------------
PREFERRED STOCK: 1.6%
                     MEDIA: 1.6%
    209,400    @@    News Corp. Ltd. ADR                          5,245,470
                                                               ------------
                                                                  5,245,470
                                                               ------------
                     Total Preferred Stock
                      (Cost $6,124,577)                           5,245,470
                                                               ------------
                     Total Long-Term Investments
                      (Cost $289,052,153)                       279,674,488
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 12.7%
               FEDERAL NATIONAL MORTGAGE ASSOCIATION: 12.7%
$40,869,000          0.750%, due 07/01/03                        40,868,149
                                                               ------------
                                                                 40,868,149
                                                               ------------
                     Total Short-Term Investments
                      (Cost $40,869,000)                         40,868,149
                                                               ------------


             TOTAL INVESTMENTS IN SECURITIES
              (COST $329,921,252)*                     100.0%  $320,542,637
             OTHER ASSETS AND LIABILITIES-NET             0.0        51,213
                                                       ------  ------------
             NET ASSETS                                100.0%  $320,593,850
                                                       ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 A    Loaned security, a portion or all of the security is on loan at June 30, 2003.
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized depreciation
      consists of:

      Gross Unrealized Appreciation                             $  20,754,341
      Gross Unrealized Depreciation                               (30,132,956)
                                                                -------------
      Net Unrealized Depreciation                               $  (9,378,615)
                                                                =============

                 See Accompanying Notes to Financial Statements

ING
SALOMON
BROTHERS
INVESTORS   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK 92.1%
                  AEROSPACE/DEFENSE: 1.4%
    21,900        United Technologies Corp.                    $  1,551,177
                                                               ------------
                                                                  1,551,177
                                                               ------------
                  AGRICULTURE: 3.9%
    69,000        Altria Group, Inc.                              3,135,360
    30,100        RJ Reynolds Tobacco Holdings, Inc.              1,120,021
                                                               ------------
                                                                  4,255,381
                                                               ------------
                  BANKS: 8.0%
    19,000        Bank of America Corp.                           1,501,570
    57,300        Bank of New York Co., Inc.                      1,647,375
    51,600        FleetBoston Financial Corp.                     1,533,036
    63,700        US Bancorp                                      1,560,650
    32,500        Wachovia Corp.                                  1,298,700
    26,100        Wells Fargo & Co.                               1,315,440
                                                               ------------
                                                                  8,856,771
                                                               ------------
                  CHEMICALS: 0.9%
    33,300        Dow Chemical Co.                                1,030,968
                                                               ------------
                                                                  1,030,968
                                                               ------------
                  COMPUTERS: 3.7%
   117,400        Hewlett-Packard Co.                             2,500,620
   341,900   @    Sun Microsystems, Inc.                          1,572,740
                                                               ------------
                                                                  4,073,360
                                                               ------------
                  COSMETICS/PERSONAL CARE: 1.8%
    37,000        Kimberly-Clark Corp.                            1,929,180
                                                               ------------
                                                                  1,929,180
                                                               ------------
                  DIVERSIFIED FINANCIAL: 9.3%
    30,000        American Express Co.                            1,254,300
     2,800        Freddie Mac                                       142,156
    16,600        Goldman Sachs Group, Inc.                       1,390,250
    41,200        JP Morgan Chase & Co.                           1,408,216
    66,700        MBNA Corp.                                      1,390,028
    42,100        Merrill Lynch & Co., Inc.                       1,965,228
    28,300        Morgan Stanley                                  1,209,825
    56,100        Waddell & Reed Financial, Inc.                  1,440,087
                                                               ------------
                                                                 10,200,090
                                                               ------------
                  ELECTRIC: 2.8%
    69,400        NiSource, Inc.                                  1,318,600
    29,100        Progress Energy, Inc.                           1,277,490
    31,100        Xcel Energy, Inc.                                 467,744
                                                               ------------
                                                                  3,063,834
                                                               ------------
                  ELECTRONICS: 0.9%
   258,500   @    Solectron Corp.                                   966,790
                                                               ------------
                                                                    966,790
                                                               ------------
                  ENVIRONMENTAL CONTROL: 0.6%
    27,100        Waste Management, Inc.                            652,839
                                                               ------------
                                                                    652,839
                                                               ------------
                  FOOD: 3.5%
    22,000        Kraft Foods, Inc.                                 716,100
    79,900        Kroger Co.                                      1,332,732
    90,300   @    Safeway, Inc.                                   1,847,538
                                                               ------------
                                                                  3,896,370
                                                               ------------
                  FOREST PRODUCTS & PAPER: 1.5%
    45,500        International Paper Co.                         1,625,715
                                                               ------------
                                                                  1,625,715
                                                               ------------
                  HEALTHCARE -- SERVICES: 1.9%
    44,000        HCA, Inc.                                       1,409,760
    56,700        Tenet Healthcare Corp.                            660,555
                                                               ------------
                                                                  2,070,315
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                  HOUSEHOLD PRODUCTS/WARES: 0.7%
    15,800        Fortune Brands, Inc.                         $    824,760
                                                               ------------
                                                                    824,760
                                                               ------------
                  INSURANCE: 6.1%
    33,200        American International Group                    1,831,976
    19,000        Hartford Financial Services Group, Inc.           956,840
    21,500        Loews Corp.                                     1,016,735
    32,100        St Paul Cos.                                    1,171,971
     8,400   @@   Willis Group Holdings Ltd.                        258,300
    18,400   @@   XL Capital Ltd.                                 1,527,200
                                                               ------------
                                                                  6,763,022
                                                               ------------
                  LODGING: 0.7%
    23,600        MGM Mirage                                        806,648
                                                               ------------
                                                                    806,648
                                                               ------------
                  MEDIA: 3.7%
    37,100        Comcast Corp. Special Cl. A                     1,069,593
    35,617        Comcast Corp. Cl. A                             1,074,921
   167,400   @    Liberty Media Corp.                             1,935,144
                                                               ------------
                                                                  4,079,658
                                                               ------------
                  MINING: 1.8%
    76,500        Alcoa, Inc.                                     1,950,750
                                                               ------------
                                                                  1,950,750
                                                               ------------
                  MISCELLANEOUS MANUFACTURING: 1.4%
    56,500        Honeywell International, Inc.                   1,517,025
                                                               ------------
                                                                  1,517,025
                                                               ------------
                  OIL & GAS: 9.0%
    43,000   @@   BP PLC ADR                                      1,806,860
    22,000        ChevronTexaco Corp.                             1,588,400
    50,300        ENSCO International, Inc.                       1,353,070
    35,100        GlobalSantaFe Corp.                               819,234
    26,400   @@   Royal Dutch Petroleum Co. ADR                   1,230,768
    18,800   @@   Total SA ADR                                    1,425,040
    75,600        Transocean, Inc.                                1,660,932
                                                               ------------
                                                                  9,884,304
                                                               ------------
                  PHARMACEUTICALS: 5.9%
    40,600        Bristol-Myers Squibb Co.                        1,102,290
    71,000        Pfizer, Inc.                                    2,424,650
    82,100        Schering-Plough Corp.                           1,527,060
    32,500        Wyeth                                           1,480,375
                                                               ------------
                                                                  6,534,375
                                                               ------------
                  REITS: 1.5%
    59,300        Equity Office Properties Trust                  1,601,693
                                                               ------------
                                                                  1,601,693
                                                               ------------
                  RETAIL: 7.1%
    43,300        Federated Department Stores                     1,595,605
    29,500        Gap, Inc.                                         553,420
    48,900        Home Depot, Inc.                                1,619,568
   104,100        McDonald's Corp.                                2,296,446
    45,200        Target Corp.                                    1,710,368
                                                               ------------
                                                                  7,775,407
                                                               ------------
                  SAVINGS & LOANS: 1.2%
    31,800        Washington Mutual, Inc.                         1,313,340
                                                               ------------
                                                                  1,313,340
                                                               ------------
                  SEMICONDUCTORS: 1.0%
     3,300  @,@@  ASML Holding NV ADR                                31,548
     9,300        Intel Corp.                                       193,291
    50,400   @    LSI Logic Corp.                                   356,832
    46,000        Micron Technology, Inc.                           534,980
                                                               ------------
                                                                  1,116,651
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
SALOMON
BROTHERS
INVESTORS  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                  SOFTWARE: 0.6%
    22,700   @    Veritas Software Corp.                       $    650,809
                                                               ------------
                                                                    650,809
                                                               ------------
                  TELECOMMUNICATIONS: 11.2%
   108,500   @    3Com Corp.                                        507,780
    44,400        AT&T Corp.                                        854,700
   211,800   @    AT&T Wireless Services, Inc.                    1,738,878
    75,300   @    Comverse Technology, Inc.                       1,131,759
   476,000        Lucent Technologies, Inc.                         966,280
   150,000        Motorola, Inc.                                  1,414,500
    97,700   @@   Nokia OYJ ADR                                   1,605,211
    71,200        SBC Communications, Inc.                        1,819,160
    58,900        Verizon Communications, Inc.                    2,323,605
                                                               ------------
                                                                 12,361,873
                                                               ------------
                  Total Common Stock
                   (Cost $103,194,245)                          101,353,105
                                                               ------------
PREFERRED STOCK 1.6%
                  MEDIA: 1.6%
    71,600   @@   News Corp. Ltd. ADR                             1,793,580
                                                               ------------
                                                                  1,793,580
                                                               ------------
                  Total Preferred Stock
                   (Cost $1,902,519)                              1,793,580
                                                               ------------
                  Total Long-Term Investments
                   (Cost $105,096,764)                          103,146,685
                                                               ------------
Principal
  Amount                                                          Value
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 6.1%
                  REPURCHASE AGREEMENT: 6.1%
$6,719,000        J.P. Morgan Repurchase Agreement dated
                   06/30/03, 0.98% due 07/01/03,               $  6,719,000
                                                               ------------
                                                                  6,719,000
                                                               ------------
                  Total Short-Term Investments
                   (Cost $6,719,000)                              6,719,000
                                                               ------------


            TOTAL INVESTMENTS IN SECURITIES
             (COST $111,815,764)*                        99.8%  $109,865,685
            OTHER ASSETS AND LIABILITIES-NET               0.2       169,356
                                                        ------  ------------
            NET ASSETS                                  100.0%  $110,035,041
                                                        ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 *    Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:
      Gross Unrealized Appreciation                              $ 7,188,801
      Gross Unrealized Depreciation                               (9,138,880)
                                                                 -----------
      Net Unrealized Depreciation                                $(1,950,079)
                                                                 ===========

                 See Accompanying Notes to Financial Statements

ING
T. ROWE
PRICE
CAPITAL
APPRECIATION  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
COMMON STOCK: 62.1%
                      AGRICULTURE: 2.1%
     429,000          Altria Group, Inc.                       $ 19,493,760
     152,000          Loews Corp. -- Carolina Group               4,104,000
                                                               ------------
                                                                 23,597,760
                                                               ------------
                      CHEMICALS: 4.9%
     945,900    @@    Agrium, Inc.                               10,367,064
     117,000          Cabot Corp.                                 3,357,900
     180,000          Dow Chemical Co.                            5,572,800
     139,000          Du Pont EI de Nemours & Co.                 5,787,960
     406,000          Great Lakes Chemical Corp.                  8,282,400
      75,000          Hercules, Inc.                                742,500
      87,000    A     IMC Global, Inc.                              583,770
     289,000   @@,A   Imperial Chemical Industries Plc ADR        2,398,700
     350,000    @@    Octel Corp.                                 4,865,000
     223,000    @@    Potash Corp. of Saskatchewan               14,272,000
                                                               ------------
                                                                 56,230,094
                                                               ------------
                      COMMERCIAL SERVICES: 0.5%
     750,200          Petrie Stores Corp.                           491,381
     211,000          RR Donnelley & Sons Co.                     5,515,540
                                                               ------------
                                                                  6,006,921
                                                               ------------
                      COMPUTERS: 2.4%
     537,000    A     Electronic Data Systems Corp.              11,518,650
     749,000    A     Hewlett-Packard Co.                        15,953,700
                                                               ------------
                                                                 27,472,350
                                                               ------------
                      ELECTRIC: 6.0%
     344,000    A     Duke Energy Corp.                           6,862,800
     482,925          FirstEnergy Corp.                          18,568,466
     290,400    A     NiSource, Inc.                              5,517,600
     159,000          Pinnacle West Capital Corp.                 5,954,550
     167,826          PPL Corp.                                   7,216,518
     571,000          TXU Corp.                                  12,818,950
     601,000          Unisource Energy Corp.                     11,298,800
                                                               ------------
                                                                 68,237,684
                                                               ------------
                      ENVIRONMENTAL CONTROL: 0.8%
     391,000    A     Waste Management, Inc.                      9,419,190
                                                               ------------
                                                                  9,419,190
                                                               ------------
                      FOREST PRODUCTS & PAPER: 1.2%
     107,000          Longview Fibre Co.                            877,400
      70,000          MeadWestvaco Corp.                          1,729,000
     375,000          Potlatch Corp.                              9,656,250
      34,000    A     Weyerhaeuser Co.                            1,836,000
                                                               ------------
                                                                 14,098,650
                                                               ------------
                      HEALTHCARE -- PRODUCTS: 0.8%
     371,000          Baxter International, Inc.                  9,646,000
                                                               ------------
                                                                  9,646,000
                                                               ------------
                      HOUSEHOLD PRODUCTS/WARES: 1.0%
     223,000          Fortune Brands, Inc.                       11,640,600
                                                               ------------
                                                                 11,640,600
                                                               ------------
                      HOUSEWARES: 0.1%
      29,400          National Presto Industries, Inc.              929,040
                                                               ------------
                                                                    929,040
                                                               ------------
                      INSURANCE: 7.0%
     125,200    A     Hartford Financial Services Group, Inc.     6,305,072
      12,200          Leucadia National Corp.                       452,864
     322,000          Loews Corp.                                15,227,380
     351,000    A     Prudential Financial, Inc.                 11,811,150
     588,000          Safeco Corp.                               20,744,640
     277,000          St Paul Cos.                               10,113,270
       5,000          Unitrin, Inc.                                 135,600
     367,800          UnumProvident Corp.                         4,932,198
      25,500    A     White Mountains Insurance Group Ltd.       10,072,500
                                                               ------------
                                                                 79,794,674
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      LODGING: 1.0%
     169,000          Mandalay Resort Group                    $  5,382,650
     156,000    A     Marriott International, Inc.                5,993,520
                                                               ------------
                                                                 11,376,170
                                                               ------------
                      MEDIA: 6.1%
     710,000    A     AOL Time Warner, Inc.                      11,423,900
     328,676    A     Comcast Corp.                               9,919,442
     308,000          Meredith Corp.                             13,552,000
     177,000          New York Times Co.                          8,053,500
      99,886          Reader's Digest Association, Inc.           1,346,463
     317,000    A     Walt Disney Co.                             6,260,750
      25,300          Washington Post                            18,542,370
                                                               ------------
                                                                 69,098,425
                                                               ------------
                      MINING: 5.0%
     251,000          Alcoa, Inc.                                 6,400,500
   1,214,800    A     Newmont Mining Corp.                       39,432,408
     305,000    A     Phelps Dodge Corp.                         11,693,700
                                                               ------------
                                                                 57,526,608
                                                               ------------
                      MISCELLANEOUS MANUFACTURING: 2.9%
      76,000          3M Co.                                      9,802,480
     406,000          Honeywell International, Inc.              10,901,100
     665,000    @@    Tyco International Ltd.                    12,621,700
                                                               ------------
                                                                 33,325,280
                                                               ------------
                      OIL & GAS: 6.3%
     440,000          Amerada Hess Corp.                         21,639,200
     128,910          ChevronTexaco Corp.                         9,307,302
     108,470    A     Devon Energy Corp.                          5,792,298
     185,000    @@    Imperial Oil Ltd.                           6,460,200
     439,000          Marathon Oil Corp.                         11,567,650
     324,000          Murphy Oil Corp.                           17,042,400
                                                               ------------
                                                                 71,809,050
                                                               ------------
                      PHARMACEUTICALS: 4.1%
     327,000          Bristol-Myers Squibb Co.                    8,878,050
     333,000          Merck & Co., Inc.                          20,163,150
     640,000          Schering-Plough Corp.                      11,904,000
     140,000          Wyeth                                       6,377,000
                                                               ------------
                                                                 47,322,200
                                                               ------------
                      PIPELINES: 0.5%
     645,000    A     EL Paso Corp.                               5,211,600
                                                               ------------
                                                                  5,211,600
                                                               ------------
                      RETAIL: 3.2%
     454,000    A     CVS Corp.                                  12,725,620
     370,000    A     Gap, Inc.                                   6,941,200
      38,000    @     Hills Stores Co.                                    0
     449,000          Home Depot, Inc.                           14,870,880
      76,000    A     Nordstrom, Inc.                             1,483,520
                                                               ------------
                                                                 36,021,220
                                                               ------------
                      TELECOMMUNICATIONS: 2.4%
     117,900          Motorola, Inc.                              1,111,797
     702,000    A     Sprint Corp.-FON Group                     10,108,800
     415,000          Verizon Communications, Inc.               16,371,750
                                                               ------------
                                                                 27,592,347
                                                               ------------
                      TOYS/GAMES/HOBBIES: 0.5%
     341,000    A     Hasbro, Inc.                                5,964,090
                                                               ------------
                                                                  5,964,090
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
T. ROWE
PRICE
CAPITAL
APPRECIATION       PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
                                  (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      TRANSPORTATION: 1.1%
     314,000          Burlington Northern Santa Fe Corp.       $  8,930,160
     151,000          Overseas Shipholding Group                  3,323,510
                                                               ------------
                                                                 12,253,670
                                                               ------------
                      TRUCKING & LEASING: 2.2%
     962,000          Ryder System, Inc.                         24,646,440
                                                               ------------
                                                                 24,646,440
                                                               ------------
                      Total Common Stock
                       (Cost $627,929,225)                      709,220,063
                                                               ------------
PREFERRED STOCK: 7.1%
                      AUTO MANUFACTURERS: 0.8%
     213,000          Ford Motor Co. Capital Trust II             9,254,850
                                                               ------------
                                                                  9,254,850
                                                               ------------
                      CHEMICALS: 0.1%
      25,000          Hercules Trust II                           1,487,500
                                                               ------------
                                                                  1,487,500
                                                               ------------
                      DIVERSIFIED FINANCIAL: 0.4%
      86,100          IMC Global, Inc.                            4,493,559
                                                               ------------
                                                                  4,493,559
                                                               ------------
                      ELECTRIC: 0.1%
       6,696          Entergy Gulf States, Inc.                     348,862
       7,000          Pacific Gas & Electric Co.                    198,625
       2,400          Southern California Edison Co.                236,700
                                                               ------------
                                                                    784,187
                                                               ------------
                      HEALTHCARE -- PRODUCTS: 0.2%
      54,000    A     Baxter International, Inc.                  2,647,080
                                                               ------------
                                                                  2,647,080
                                                               ------------
                      HOUSEWARES: 0.4%
      86,000    A     Newell Financial Trust I                    4,095,750
                                                               ------------
                                                                  4,095,750
                                                               ------------
                      INSURANCE: 0.4%
      15,400          Chubb Corp.                                   395,780
      80,000          Travelers Property Casualty Corp.           1,920,000
      60,000    A     UnumProvident Corp.                         1,791,000
                                                               ------------
                                                                  4,106,780
                                                               ------------
                      MACHINERY -- DIVERSIFIED: 0.1%
      30,000          Cummins Capital Trust I                     1,597,500
                                                               ------------
                                                                  1,597,500
                                                               ------------
                      OIL & GAS: 0.8%
     182,100          Unocal Capital Trust                        9,127,763
                                                               ------------
                                                                  9,127,763
                                                               ------------
                      PACKAGING & CONTAINERS: 0.6%
     120,000    A     Owens-Illinois, Inc.                        3,600,000
      53,500          Sealed Air Corp.                            2,725,825
                                                               ------------
                                                                  6,325,825
                                                               ------------
                      PIPELINES: 0.2%
      64,000    A     El Paso Energy Capital Trust I              1,849,600
                                                               ------------
                                                                  1,849,600
                                                               ------------
                      REITS: 1.1%
     232,100          Rouse Co.                                  12,739,969
                                                               ------------
                                                                 12,739,969
                                                               ------------
                      TELECOMMUNICATIONS: 1.1%
     128,000    A     Lucent Technologies, Inc.                  13,161,728
                                                               ------------
                                                                 13,161,728
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      TRANSPORTATION: 0.8%
     190,991          Union Pacific Capital Trust              $  9,621,172
                                                               ------------
                                                                  9,621,172
                                                               ------------
                      Total Preferred Stock
                       (Cost $74,619,184)                        81,293,263
                                                               ------------
 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
CONVERTIBLE BONDS: 9.1%
                      COMPUTERS: 0.3%
$  4,855,000    A     Electronic Data Systems Corp.,
                       0.000%, due 10/10/21                       3,871,863
                                                               ------------
                                                                  3,871,863
                                                               ------------
                      ELECTRIC: 0.1%
     530,000          Centerpoint Energy, Inc.,
                       3.750%, due 05/15/23                         551,200
                                                               ------------
                                                                    551,200
                                                               ------------
                      INSURANCE: 1.3%
   9,600,000          Loews Corp.,
                       3.125%, due 09/15/07                       9,048,000
   7,828,000          USF&G Corp.,
                       0.000%, due 03/03/09                       6,301,540
                                                               ------------
                                                                 15,349,540
                                                               ------------
                      MEDIA: 0.5%
   9,000,000          America Online, Inc.,
                       0.000%, due 12/06/19                       5,512,500
                                                               ------------
                                                                  5,512,500
                                                               ------------
                      MINING: 0.7%
   1,100,000    @@    Inco Ltd.,
                       0.000%, due 03/29/21                         734,250
   8,200,000    @@    Teck Cominco Ltd.,
                       3.750%, due 07/15/06                       7,339,000
                                                               ------------
                                                                  8,073,250
                                                               ------------
                      MISCELLANEOUS MANUFACTURING: 0.6%
   2,200,000   @@,A   Tyco International Group SA,
                       3.125%, due 01/15/23                       2,420,000
   4,400,000    @@    Tyco International Group SA,
                       2.750%, due 01/15/18                       4,763,000
                                                               ------------
                                                                  7,183,000
                                                               ------------
                      PACKAGING & CONTAINERS: 0.2%
   2,100,000          Sealed Air Corp.,
                       3.000%, due 06/30/33                       2,097,375
                                                               ------------
                                                                  2,097,375
                                                               ------------
                      PHARMACEUTICALS: 2.0%
  36,750,000    A     Roche Holdings, Inc.,
                       0.000%, due 07/25/21                      21,462,000
   2,100,000    A     Roche Holdings, Inc.,
                       0.000%, due 05/06/12                       1,260,000
                                                               ------------
                                                                 22,722,000
                                                               ------------
                      RETAIL: 0.6%
   3,814,000    A     Duane Reade, Inc.,
                       2.148%, due 04/16/22                       1,983,280
   2,950,000          Gap, Inc.,
                       5.750%, due 03/15/09                       3,978,812
   1,550,000          Lowe's Cos., Inc.,
                       0.000%, due 02/16/21                       1,162,500
                                                               ------------
                                                                  7,124,592
                                                               ------------
                      SOFTWARE: 0.5%
   5,100,000    A     Siebel Systems, Inc.,
                       5.500%, due 09/15/06                       5,144,625
                                                               ------------
                                                                  5,144,625
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
T. ROWE
PRICE
CAPITAL
APPRECIATION       PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
                                  (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
                      TELECOMMUNICATIONS: 2.3%
$ 18,600,000          Corning, Inc.,
                       0.000%, due 11/08/15                    $ 13,903,500
   5,800,000          Crown Castle International Corp.,
                       4.000%, due 07/15/10                       6,046,500
   8,105,000          Motorola, Inc.,
                       0.000%, due 09/27/13                       6,342,162
     290,000          Nextel Partners, Inc.,
                       1.500%, due 11/15/08                         349,450
                                                               ------------
                                                                 26,641,612
                                                               ------------
                      Total Convertible Bonds
                       (Cost $93,162,374)                       104,271,557
                                                               ------------
CORPORATE BONDS: 0.7%
                      ELECTRONICS: 0.1%
   1,200,000    A     OAK Industries, Inc.,
                       4.875%, due 03/01/08                       1,152,000
                                                               ------------
                                                                  1,152,000
                                                               ------------
                      FOREST PRODUCTS & PAPER: 0.1%
   1,160,000          Potlatch Corp.,
                       10.000%, due 07/15/11                      1,293,400
                                                               ------------
                                                                  1,293,400
                                                               ------------
                      MEDIA: 0.4%
   3,900,000    A     Liberty Media Corp.,
                       3.250%, due 03/15/31                       4,075,500
                                                               ------------
                                                                  4,075,500
                                                               ------------
                      TELECOMMUNICATIONS: 0.1%
   1,100,000          BellSouth Telecommunications,
                       5.850%, due 11/15/45                       1,110,817
                                                               ------------
                                                                  1,110,817
                                                               ------------
                      Total Corporate Bonds
                       (Cost $7,218,765)                          7,631,717
                                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.8%
                      FEDERAL NATIONAL MORTGAGE: 0.8%
   4,500,000          4.750%, due 11/14/03                        4,562,775
   4,500,000          5.125%, due 02/13/04                        4,612,653
                                                               ------------
                                                                  9,175,428
                                                               ------------
                      Total U.S. Government Agency
                       Obligations
                       (Cost $9,004,922)                          9,175,428
                                                               ------------
SHORT-TERM INVESTMENT: 1.3%
                      U. S. TREASURY OBLIGATION: 1.3%
  15,000,000          3.000%, due 01/31/04                       15,179,895
                                                               ------------
                                                                 15,179,895
                                                               ------------
                      Total Short-Term Investments
                       (Cost $15,005,352)                        15,179,895
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $826,939,822)*                    81.1%  $  926,771,923
              OTHER ASSETS AND LIABILITIES-NET          18.9     216,101,707
                                                      ------  --------------
              NET ASSETS                              100.0%  $1,142,873,630
                                                      ======  ==============

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 A    Loaned security, a portion or all of the security is on loan at June 30, 2003.
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

      Gross Unrealized Appreciation                             $ 142,125,824
      Gross Unrealized Depreciation                               (42,293,723)
                                                                -------------
      Net Unrealized Appreciation                               $  99,832,101
                                                                =============

                 See Accompanying Notes to Financial Statements

ING
T. ROWE
PRICE
EQUITY
INCOME      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
COMMON STOCK: 95.6%
                      AEROSPACE/DEFENSE: 2.4%
      77,500          Boeing Co.                               $  2,659,800
      47,300          Lockheed Martin Corp.                       2,250,061
      76,500          Raytheon Co.                                2,512,260
     180,800    A     Rockwell Collins, Inc.                      4,453,104
                                                               ------------
                                                                 11,875,225
                                                               ------------
                      AGRICULTURE: 1.5%
      72,900          Altria Group, Inc.                          3,312,576
     114,200    A     UST, Inc.                                   4,000,426
                                                               ------------
                                                                  7,313,002
                                                               ------------
                      AUTO MANUFACTURERS: 0.3%
     144,600    A     Ford Motor Co.                              1,589,154
                                                               ------------
                                                                  1,589,154
                                                               ------------
                      BANKS: 7.4%
      64,300          Bank of America Corp.                       5,081,629
     182,600          Bank One Corp.                              6,789,068
     204,861          FleetBoston Financial Corp.                 6,086,420
     170,300          Mellon Financial Corp.                      4,725,825
      91,100          Mercantile Bankshares Corp.                 3,587,518
      85,200          National City Corp.                         2,786,892
      70,400    A     Northern Trust Corp.                        2,942,016
      59,700          Wells Fargo & Co.                           3,008,880
      42,000          Wilmington Trust Corp.                      1,232,700
                                                               ------------
                                                                 36,240,948
                                                               ------------
                      BEVERAGES: 0.7%
      41,900          Brown-Forman Corp.                          3,294,178
                                                               ------------
                                                                  3,294,178
                                                               ------------
                      CHEMICALS: 3.5%
     147,700          Dow Chemical Co.                            4,572,792
     129,600          Du Pont EI de Nemours & Co.                 5,396,544
     114,900          Great Lakes Chemical Corp.                  2,343,960
     199,900          Hercules, Inc.                              1,979,010
      97,300          International Flavors & Fragrances,
                       Inc.                                       3,106,789
                                                               ------------
                                                                 17,399,095
                                                               ------------
                      COMMERCIAL SERVICES: 0.8%
      37,800    A     Moody's Corp.                               1,992,438
      77,100          RR Donnelley & Sons Co.                     2,015,394
                                                               ------------
                                                                  4,007,832
                                                               ------------
                      COMPUTERS: 1.3%
     299,638          Hewlett-Packard Co.                         6,382,289
                                                               ------------
                                                                  6,382,289
                                                               ------------
                      COSMETICS/PERSONAL CARE: 1.6%
     106,100          Gillette Co.                                3,380,346
      84,400          Kimberly-Clark Corp.                        4,400,616
                                                               ------------
                                                                  7,780,962
                                                               ------------
                      DISTRIBUTION/WHOLESALE: 0.6%
      96,100          Genuine Parts Co.                           3,076,161
                                                               ------------
                                                                  3,076,161
                                                               ------------
                      DIVERSIFIED FINANCIAL: 3.9%
     136,300          American Express Co.                        5,698,703
      95,466          Citigroup, Inc.                             4,085,945
      62,800          Fannie Mae                                  4,235,232
     148,520          JP Morgan Chase & Co.                       5,076,414
                                                               ------------
                                                                 19,096,294
                                                               ------------
                      ELECTRIC: 4.4%
     150,400          Constellation Energy Group, Inc.            5,158,720
     213,300    A     Duke Energy Corp.                           4,255,335
      76,100          FirstEnergy Corp.                           2,926,045
     203,900    A     NiSource, Inc.                              3,874,100

   Shares                                                         Value
---------------------------------------------------------------------------
      33,634          PPL Corp.                                $  1,446,262
     180,800    A     TXU Corp.                                   4,058,960
                                                               ------------
                                                                 21,719,422
                                                               ------------
                      ELECTRICAL COMPONENTS & EQUIPMENT: 1.0%
      46,700          Emerson Electric Co.                        2,386,370
      83,200          Hubbell, Inc.                               2,753,920
                                                               ------------
                                                                  5,140,290
                                                               ------------
                      ENVIRONMENTAL CONTROL: 1.0%
     199,000          Waste Management, Inc.                      4,793,910
                                                               ------------
                                                                  4,793,910
                                                               ------------
                      FOOD: 2.4%
     169,800    A     Campbell Soup Co.                           4,160,100
      75,000          General Mills, Inc.                         3,555,750
      16,900          Hershey Foods Corp.                         1,177,254
      40,100          Kellogg Co.                                 1,378,237
      52,100          McCormick & Co., Inc.                       1,417,120
                                                               ------------
                                                                 11,688,461
                                                               ------------
                      FOREST PRODUCTS & PAPER: 1.6%
     176,393    A     International Paper Co.                     6,302,522
      53,400          MeadWestvaco Corp.                          1,318,980
                                                               ------------
                                                                  7,621,502
                                                               ------------
                      HAND/MACHINE TOOLS: 0.8%
      42,100          Black & Decker Corp.                        1,829,245
      72,700          Stanley Works                               2,006,520
                                                               ------------
                                                                  3,835,765
                                                               ------------
                      HEALTHCARE -- PRODUCTS: 1.3%
     156,300          Baxter International, Inc.                  4,063,800
      61,900          Becton Dickinson & Co.                      2,404,815
                                                               ------------
                                                                  6,468,615
                                                               ------------
                      HOUSEHOLD PRODUCTS/WARES: 1.6%
      74,400          Clorox Co.                                  3,173,160
      89,800          Fortune Brands, Inc.                        4,687,560
                                                               ------------
                                                                  7,860,720
                                                               ------------
                      INSURANCE: 6.5%
      45,280          American International Group                2,498,550
      68,500    A     AON Corp.                                   1,649,480
      68,300    A     Chubb Corp.                                 4,098,000
      80,700    A     Cigna Corp.                                 3,788,058
      57,046          John Hancock Financial Services, Inc.       1,753,024
     117,177          Lincoln National Corp.                      4,175,017
      49,600          Prudential Financial, Inc.                  1,669,040
     144,600          Safeco Corp.                                5,101,488
      95,800          St Paul Cos.                                3,497,658
     285,300    A     UnumProvident Corp.                         3,825,873
                                                               ------------
                                                                 32,056,188
                                                               ------------
                      LODGING: 1.6%
     243,400          Hilton Hotels Corp.                         3,113,086
     159,700    A     Starwood Hotels & Resorts Worldwide,
                       Inc.                                       4,565,823
                                                               ------------
                                                                  7,678,909
                                                               ------------
                      MACHINERY -- DIVERSIFIED: 0.6%
     118,800          Rockwell Automation, Inc.                   2,832,192
                                                               ------------
                                                                  2,832,192
                                                               ------------
                      MEDIA: 6.7%
     450,500    A     AOL Time Warner, Inc.                       7,248,545
     164,143          Comcast Corp.                               4,953,836
     133,800    A     Dow Jones & Co., Inc.                       5,757,414
      75,200    A     Knight-Ridder, Inc.                         5,183,536
      37,900          New York Times Co.                          1,724,450

                 See Accompanying Notes to Financial Statements

ING
T. ROWE
PRICE
EQUITY
INCOME     PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      MEDIA (CONTINUED)
     139,600          Reader's Digest Association, Inc.        $  1,881,808
     308,200    A     Walt Disney Co.                             6,086,950
                                                               ------------
                                                                 32,836,539
                                                               ------------
                      MINING: 0.2%
      34,000          Alcoa, Inc.                                   867,000
                                                               ------------
                                                                    867,000
                                                               ------------
                      MISCELLANEOUS MANUFACTURING: 7.4%
     160,100          Cooper Industries Ltd                       6,612,130
     142,400    A     Eastman Kodak Co.                           3,894,640
      29,900          Eaton Corp.                                 2,350,439
     299,200          General Electric Co.                        8,581,056
     314,800          Honeywell International, Inc.               8,452,380
     196,400          Pall Corp.                                  4,419,000
      94,200    @@    Tyco International Ltd.                     1,787,916
                                                               ------------
                                                                 36,097,561
                                                               ------------
                      OFFICE/BUSINESS EQUIPMENT: 0.2%
      88,900    A     Xerox Corp.                                   941,451
                                                               ------------
                                                                    941,451
                                                               ------------
                      OIL & GAS: 8.7%
      99,700          Amerada Hess Corp.                          4,903,246
     129,124   @@,A   BP PLC ADR                                  5,425,790
     129,095          ChevronTexaco Corp.                         9,320,659
     296,024          Exxon Mobil Corp.                          10,630,222
      82,900          Marathon Oil Corp.                          2,184,415
     139,200    @@    Royal Dutch Petroleum Co. ADR               6,489,504
     136,500          Unocal Corp.                                3,916,185
                                                               ------------
                                                                 42,870,021
                                                               ------------
                      OIL & GAS SERVICES: 1.0%
      51,500    A     Baker Hughes, Inc.                          1,728,855
      62,500    A     Schlumberger Ltd.                           2,973,125
                                                               ------------
                                                                  4,701,980
                                                               ------------
                      PHARMACEUTICALS: 7.4%
      67,900          Abbott Laboratories                         2,971,304
     313,900          Bristol-Myers Squibb Co.                    8,522,385
     207,100          Merck & Co., Inc.                          12,539,905
     276,400          Schering-Plough Corp.                       5,141,040
     155,100          Wyeth                                       7,064,805
                                                               ------------
                                                                 36,239,439
                                                               ------------
                      PIPELINES: 0.3%
     205,000    A     EL Paso Corp.                               1,656,400
                                                               ------------
                                                                  1,656,400
                                                               ------------
                      REITS: 0.7%
      91,400          Simon Property Group, Inc.                  3,567,342
                                                               ------------
                                                                  3,567,342
                                                               ------------
                      RETAIL: 3.8%
     187,200          Home Depot, Inc.                            6,200,064
      34,900          JC Penney Co., Inc. Holding Co.               588,065
     134,500          May Department Stores Co.                   2,993,970
     279,600          McDonald's Corp.                            6,167,976
     217,400   @,A    Toys R US, Inc.                             2,634,888
                                                               ------------
                                                                 18,584,963
                                                               ------------
                      SEMICONDUCTORS: 0.7%
     282,188   @,A    Agere Systems, Inc., Cl. A                    657,498
     112,624    @     Agere Systems, Inc., Cl. B                    259,035
     131,400          Texas Instruments, Inc.                     2,312,640
                                                               ------------
                                                                  3,229,173
                                                               ------------
                      SOFTWARE: 1.3%
      54,600    @     D&B Corp.                                   2,244,060
     162,500          Microsoft Corp.                             4,161,625
                                                               ------------
                                                                  6,405,685
                                                               ------------
                      TELECOMMUNICATIONS: 7.7%
      99,700          Alltel Corp.                                4,807,534
     179,580          AT&T Corp.                                  3,456,915
     126,500    @     Cisco Systems, Inc.                         2,111,285
     425,700    A     Lucent Technologies, Inc.                     864,171
     345,500    A     Motorola, Inc.                              3,258,065
     846,300    A     Qwest Communications International          4,045,314
     212,000          SBC Communications, Inc.                    5,416,600
     268,900          Sprint Corp.-FON Group                      3,872,160
     251,750          Verizon Communications, Inc.                9,931,537
                                                               ------------
                                                                 37,763,581
                                                               ------------
                      TOYS/GAMES/HOBBIES: 0.7%
     209,000          Hasbro, Inc.                                3,655,410
                                                               ------------
                                                                  3,655,410
                                                               ------------
                      TRANSPORTATION: 2.0%
     181,800          Norfolk Southern Corp.                      3,490,560
     110,800          Union Pacific Corp.                         6,428,616
                                                               ------------
                                                                  9,919,176
                                                               ------------
                      Total Common Stock
                       (Cost $499,980,155)                      469,086,835
                                                               ------------
PREFERRED STOCK: 0.6%
                      AUTO MANUFACTURERS: 0.2%
      22,700          Ford Motor Co. Capital Trust II               986,315
                                                               ------------
                                                                    986,315
                                                               ------------
                      TELECOMMUNICATIONS: 0.4%
      20,700          Lucent Technologies, Inc.                   2,128,498
                                                               ------------
                                                                  2,128,498
                                                               ------------
                      Total Preferred Stock
                       (Cost $2,771,321)                          3,114,813
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $502,751,476)*                     96.2%  $472,201,648
              OTHER ASSETS AND LIABILITIES-NET            3.8    18,285,740
                                                       ------  ------------
              NET ASSETS                               100.0%  $490,487,388
                                                       ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 A    Loaned security, a portion or all of the security is on loan at June 30, 2003.
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized depreciation
      consists of:

      Gross Unrealized Appreciation                             $ 30,621,513
      Gross Unrealized Depreciation                              (61,171,341)
                                                                ------------
      Net Unrealized Depreciation                               $(30,549,828)
                                                                ============

                 See Accompanying Notes to Financial Statements

ING
UBS
U.S.
BALANCED    PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 61.7%
                      ADVERTISING: 1.9%
      12,500          Interpublic Group of Cos., Inc.           $   167,250
      10,700          Omnicom Group                                 767,190
                                                                -----------
                                                                    934,440
                                                                -----------
                      AEROSPACE/DEFENSE: 1.2%
       8,100          United Technologies Corp.                     573,723
                                                                -----------
                                                                    573,723
                                                                -----------
                      AIRLINES: 0.6%
       7,200    @     Continental Airlines, Inc.                    107,784
      12,700          Delta Air Lines, Inc.                         186,436
                                                                -----------
                                                                    294,220
                                                                -----------
                      AUTO PARTS & EQUIPMENT: 0.5%
       2,800          Johnson Controls, Inc.                        239,680
                                                                -----------
                                                                    239,680
                                                                -----------
                      BANKS: 4.1%
      12,200          FleetBoston Financial Corp.                   362,462
      13,100          Mellon Financial Corp.                        363,525
       6,200          PNC Financial Services Group, Inc.            302,622
      19,700          Wells Fargo & Co.                             992,880
                                                                -----------
                                                                  2,021,489
                                                                -----------
                      BIOTECHNOLOGY: 0.3%
       3,700    @     Genzyme Corp.-General Division                154,660
                                                                -----------
                                                                    154,660
                                                                -----------
                      BUILDING MATERIALS: 3.3%
       7,400    @     American Standard Cos., Inc.                  547,082
      10,900          Martin Marietta Materials, Inc.               366,349
      28,800          Masco Corp.                                   686,880
                                                                -----------
                                                                  1,600,311
                                                                -----------
                      CHEMICALS: 1.2%
       9,700          Dow Chemical Co.                              300,312
       5,100          Eastman Chemical Co.                          161,517
      16,300          IMC Global, Inc.                              109,373
                                                                -----------
                                                                    571,202
                                                                -----------
                      COMMERCIAL SERVICES: 0.5%
       8,100          Viad Corp.                                    181,359
                                                                -----------
                                                                    181,359
                                                                -----------
                      COMPUTERS: 1.1%
       3,400          Computer Sciences Corp.                       129,608
      20,000          Hewlett-Packard Co.                           426,000
                                                                -----------
                                                                    555,608
                                                                -----------
                      COSMETICS/PERSONAL CARE: 0.9%
       8,400          Kimberly-Clark Corp.                          437,976
                                                                -----------
                                                                    437,976
                                                                -----------
                      DIVERSIFIED FINANCIAL: 6.4%
      27,200          Citigroup, Inc.                             1,164,160
      12,800          Freddie Mac                                   649,856
      22,900          JP Morgan Chase & Co.                         782,722
      12,400          Morgan Stanley                                530,100
                                                                -----------
                                                                  3,126,838
                                                                -----------
                      ELECTRIC: 5.0%
      17,500          CMS Energy Corp.                              141,750
       6,600          Consolidated Edison, Inc.                     285,648
       3,600          Dominion Resources, Inc.                      231,372
       6,200          Entergy Corp.                                 327,236
      10,300          Exelon Corp.                                  616,043
      14,400          FirstEnergy Corp.                             553,680
       6,100          Progress Energy, Inc.                         267,790
                                                                -----------
                                                                  2,423,519
                                                                -----------
                      FOREST PRODUCTS & PAPER: 0.4%
       7,800          MeadWestvaco Corp.                            192,660
                                                                -----------
                                                                    192,660
                                                                -----------

   Shares                                                          Value
---------------------------------------------------------------------------
                      GAS: 0.6%
      10,200          Sempra Energy                             $   291,006
                                                                -----------
                                                                    291,006
                                                                -----------
                      HEALTHCARE -- PRODUCTS: 2.7%
       7,800          Baxter International, Inc.                    202,800
       4,700          Biomet, Inc.                                  134,702
      19,400          Johnson & Johnson                           1,002,980
                                                                -----------
                                                                  1,340,482
                                                                -----------
                      HEALTHCARE -- SERVICES: 2.9%
       6,500    @     Anthem, Inc.                                  501,475
      18,680          UnitedHealth Group, Inc.                      938,670
                                                                -----------
                                                                  1,440,145
                                                                -----------
                      HOUSEWARES: 0.9%
      15,600          Newell Rubbermaid, Inc.                       436,800
                                                                -----------
                                                                    436,800
                                                                -----------
                      INSURANCE: 1.5%
       8,200          American International Group                  452,476
       5,800          Hartford Financial Services Group, Inc.       292,088
                                                                -----------
                                                                    744,564
                                                                -----------
                      LEISURE TIME: 0.8%
      15,900          Royal Caribbean Cruises Ltd.                  368,244
                                                                -----------
                                                                    368,244
                                                                -----------
                      MEDIA: 1.5%
       3,600          McGraw-Hill Cos., Inc.                        223,200
      12,218    @     Viacom, Inc.                                  533,438
                                                                -----------
                                                                    756,638
                                                                -----------
                      MISCELLANEOUS MANUFACTURING: 3.0%
      10,000          Illinois Tool Works, Inc.                     658,500
      10,500    @@    Ingersoll-Rand Co.                            496,860
       8,100          Pentair, Inc.                                 316,386
                                                                -----------
                                                                  1,471,746
                                                                -----------
                      OIL & GAS: 2.0%
       8,700          ConocoPhillips                                476,760
      10,400          Exxon Mobil Corp.                             373,464
       2,800          Kerr-McGee Corp.                              125,440
                                                                -----------
                                                                    975,664
                                                                -----------
                      PHARMACEUTICALS: 5.6%
      10,500          Allergan, Inc.                                809,550
      20,200          Bristol-Myers Squibb Co.                      548,430
       6,700    @     Cephalon, Inc.                                275,772
      24,600          SICOR, Inc.                                   500,364
      13,650          Wyeth                                         621,757
                                                                -----------
                                                                  2,755,873
                                                                -----------
                      RETAIL: 1.8%
      11,700          Costco Wholesale Corp.                        428,220
       9,000          RadioShack Corp.                              236,790
      11,300          TJX Cos., Inc.                                212,892
                                                                -----------
                                                                    877,902
                                                                -----------
                      SAVINGS & LOANS: 1.6%
      15,800          Greenpoint Financial Corp.                    804,852
                                                                -----------
                                                                    804,852
                                                                -----------
                      SEMICONDUCTORS: 1.0%
       9,200          Linear Technology Corp.                       296,332
      11,900          Texas Instruments, Inc.                       209,440
                                                                -----------
                                                                    505,772
                                                                -----------

                 See Accompanying Notes to Financial Statements

ING
UBS
U.S.
BALANCED   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                          Value
---------------------------------------------------------------------------
                      SOFTWARE: 2.7%
       9,300          First Data Corp.                          $   385,392
      36,100          Microsoft Corp.                               924,521
                                                                -----------
                                                                  1,309,913
                                                                -----------
                      TELECOMMUNICATIONS: 3.9%
      33,300          Motorola, Inc.                                314,019
      71,700    @     Nextel Communications, Inc.                 1,296,336
      12,600          SBC Communications, Inc.                      321,930
                                                                -----------
                                                                  1,932,285
                                                                -----------
                      TRANSPORTATION: 1.8%
      31,000          Burlington Northern Santa Fe Corp.            881,640
                                                                -----------
                                                                    881,640
                                                                -----------
                      Total Common Stock
                       (Cost $28,564,529)                        30,201,211
                                                                -----------
 Principal
   Amount                                                          Value
---------------------------------------------------------------------------
CORPORATE BONDS: 3.9%
                      AEROSPACE/DEFENSE: 0.1%
$     30,000          General Dynamics Corp.,
                       3.000%, due 05/15/08                          30,223
                                                                -----------
                                                                     30,223
                                                                -----------
                      AUTO MANUFACTURERS: 0.1%
      50,000          Ford Motor Co.,
                       7.450%, due 07/16/31                          45,930
                                                                -----------
                                                                     45,930
                                                                -----------
                      BANKS: 0.5%
      55,000          Bank of America Corp.,
                       7.400%, due 01/15/11                          67,675
      45,000          Bank One Corp.,
                       7.875%, due 08/01/10                          56,110
      45,000          Wachovia Bank NA/Charlotte,
                       7.800%, due 08/18/10                          55,913
      50,000          Wells Fargo Bank NA,
                       6.450%, due 02/01/11                          59,042
                                                                -----------
                                                                    238,740
                                                                -----------
                      COMMERCIAL SERVICES: 0.0%
      25,000          Cendant Corp.,
                       6.250%, due 01/15/08, 6.250%, due
                       01/15/08                                      27,698
                                                                -----------
                                                                     27,698
                                                                -----------

 Principal
   Amount                                                          Value
---------------------------------------------------------------------------
                      COSMETICS/PERSONAL CARE: 0.1%
$     35,000          Avon Products, Inc.,
                       7.150%, due 11/15/09, 7.150%, due
                       11/15/09                                 $    42,433
                                                                -----------
                                                                     42,433
                                                                -----------
                      DIVERSIFIED FINANCIAL: 1.6%
      30,000          Bombardier Capital, Inc.,
                       6.125%, due 06/29/06                          30,825
      65,000          Citigroup, Inc.,
                       7.250%, due 10/01/10                          78,870
      30,000          Countrywide Home Loans, Inc.,
                       3.250%, due 05/21/08                          30,179
      35,000          Credit Suisse First Boston USA, Inc.,
                       6.500%, due 01/15/12                          40,232
      70,000          Erac USA Finance Co.,
                       7.350%, due 06/15/08                          82,007
      50,000          Ford Motor Credit Co.,
                       5.800%, due 01/12/09                          49,751
     125,000          General Electric Capital Corp.,
                       6.000%, due 06/15/12                         141,344
      40,000          General Motors Acceptance Corp.,
                       6.875%, due 09/15/11                          40,196
      40,000          General Motors Acceptance Corp.,
                       8.000%, due 11/01/31                          39,355
      30,000          Goldman Sachs Group, Inc.,
                       6.875%, due 01/15/11                          35,452
      40,000          Household Finance Corp.,
                       6.750%, due 05/15/11                          46,527
      55,000          Morgan Stanley,
                       6.750%, due 04/15/11                          64,432
      40,000          Pemex Project Funding Master Trust,
                       8.000%, due 11/15/11                          45,900
      35,000          SLM Corp.,
                       5.625%, due 04/10/07                          38,879
                                                                -----------
                                                                    763,949
                                                                -----------
                      FOOD: 0.3%
      45,000          Kraft Foods, Inc.,
                       5.625%, due 11/01/11                          49,117
      35,000          Kroger Co.,
                       7.500%, due 04/01/31                          41,645
      45,000          Safeway, Inc.,
                       3.800%, due 08/15/05,
                       3.800%, due 08/15/05                          46,220
      25,000          Unilever Capital Corp.,
                       7.125%, due 11/01/10                          30,343
                                                                -----------
                                                                    167,325
                                                                -----------
                      HOLDING: 0.1%
      30,000    @@    Rio Tinto Finance USA Ltd.,
                       2.625%, due 09/30/08                          29,493
                                                                -----------
                                                                     29,493
                                                                -----------
                      HOME BUILDERS: 0.1%
      45,000          Centex Corp.,
                       9.750%, due 06/15/05                          51,402
                                                                -----------
                                                                     51,402
                                                                -----------
                      MEDIA: 0.2%
      45,000          AOL Time Warner, Inc.,
                       7.625%, due 04/15/31                          52,130
      40,000          Comcast Cable Communications,
                       6.750%, due 01/30/11                          45,998
                                                                -----------
                                                                     98,128
                                                                -----------
                      MULTI-NATIONAL BANK: 0.3%
      45,000    @@    European Investment Bank,
                       4.875%, due 09/06/06                          48,803
      45,000    @@    Inter-American Development Bank,
                       5.750%, due 02/26/08                          51,506
      60,000    @@    International Bank for Reconstruction &
                       Development,
                       4.375%, due 09/28/06                          64,904
                                                                -----------
                                                                    165,213
                                                                -----------
                      OIL & GAS: 0.1%
      30,000          ConocoPhillips,
                       8.750%, due 05/25/10                          39,100
                                                                -----------
                                                                     39,100
                                                                -----------
                      PIPELINES: 0.0%
      25,000          Kinder Morgan, Inc.,
                       6.650%, due 03/01/05                          26,833
                                                                -----------
                                                                     26,833
                                                                -----------
                      REAL ESTATE: 0.1%
      35,000          EOP Operating LP,
                       7.000%, due 07/15/11                          40,684
                                                                -----------
                                                                     40,684
                                                                -----------

                 See Accompanying Notes to Financial Statements

ING
UBS
U.S.
BALANCED   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                          Value
---------------------------------------------------------------------------
                      SOVEREIGN: 0.1%
$     30,000    @@    Mexico Government International Bond,
                       8.125%, due 12/30/19                     $    34,275
                                                                -----------
                                                                     34,275
                                                                -----------
                      TELECOMMUNICATIONS: 0.2%
      25,000          Citizens Communications Co.,
                       9.250%, due 05/15/11                          32,406
      15,000          Sprint Capital Corp.,
                       8.375%, due 03/15/12                          17,994
      35,000          Verizon,
                       6.500%, due 09/15/11                          40,691
                                                                -----------
                                                                     91,091
                                                                -----------
                      TRANSPORTATION: 0.0%
      25,000          Burlington Northern Santa Fe Corp.,
                       7.082%, due 05/13/29                          29,471
                                                                -----------
                                                                     29,471
                                                                -----------
                      Total Corporate Bonds
                       (Cost $1,896,393)                          1,921,988
                                                                -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.6%
                      FEDERAL HOME LOAN: 5.8%
   1,344,991          5.500%, due 04/01/18                        1,395,485
   1,380,254          6.000%, due 01/01/33                        1,431,534
                                                                -----------
                                                                  2,827,019
                                                                -----------
                      FEDERAL NATIONAL MORTGAGE: 5.8%
     149,862          4.503%, due 06/01/33                          153,214
   1,475,518          6.000%, due 06/01/23                        1,538,953
   1,127,648          6.500%, due 12/01/28                        1,177,886
                                                                -----------
                                                                  2,870,053
                                                                -----------
                      Total U.S. Government Agency Obligations
                       (Cost $5,697,072)                          5,697,072
                                                                -----------
U.S. TREASURY OBLIGATIONS: 15.6%
                      U.S. TREASURY BONDS: 1.7%
     680,000          6.250%, due 05/15/30                          846,760
                                                                -----------
                                                                    846,760
                                                                -----------
                      U.S. TREASURY NOTES: 13.9%
     660,000          1.625%, due 03/31/05                          664,744
     655,000          1.625%, due 04/30/05                          659,504
     575,000          2.000%, due 11/30/04                          582,008
   4,190,000          3.000%, due 02/15/08                        4,312,918
     550,000          4.375%, due 08/15/12                          589,897
                                                                -----------
                                                                  6,809,071
                                                                -----------
                      Total U.S. Treasury Obligations
                       (Cost $7,571,909)                          7,655,831
                                                                -----------
OTHER ASSET-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS: 2.8%
                      COMMERCIAL MORTGAGE BACKED SECURITIES: 2.1%
     279,845          DLJ Commercial Mortgage Corp., 6.080%,
                       due 03/10/32                                 302,931
     200,000          DLJ Commercial Mortgage Corp., 6.460%,
                       due 03/10/32                                 232,082
     239,248          Morgan Stanley Dean Witter Capital I,
                       7.420%, due 11/15/36                         271,636
     200,000          Morgan Stanley Dean Witter Capital I,
                       7.570%, due 12/15/09                         244,217
                                                                -----------
                                                                  1,050,866
                                                                -----------
                      OTHER ASSET BACKED SECURITIES: 0.7%
     300,000          Comed Transitional Funding Trust,
                       5.740%, due 12/25/10                         340,163
                                                                -----------
                                                                    340,163
                                                                -----------
                      Total Asset Backed securities and
                       Collateralized Mortgage Obligations
                       (Cost $1,376,057)                          1,391,029
                                                                -----------
                      Total Long-Term Investments (Cost
                       $45,118,820)                              46,867,131
                                                                -----------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $45,118,820)*                       95.6%  $46,867,131
              OTHER ASSETS AND LIABILITIES-NET             4.4    2,131,577
                                                        ------  -----------
              NET ASSETS                                100.0%  $48,998,708
                                                        ======  ===========

 @     Non-income producing security
 @@    Foreign Issuer
 *     Cost for federal income tax purposes is the same as for
       financial statement purposes. Net unrealized appreciation
       consists of:

      Gross Unrealized Appreciation                               $2,210,839
      Gross Unrealized Depreciation                                 (462,528)
                                                                  ----------
      Net Unrealized Appreciation                                 $1,748,311
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
VAN
KAMPEN
EQUITY
GROWTH      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

Shares                                                                Value
------------------------------------------------------------------------------
COMMON STOCK: 94.6%
              AGRICULTURE: 1.5%
  6,300       Altria Group, Inc.                                   $   286,272
                                                                   -----------
                                                                       286,272
                                                                   -----------
              BANKS: 2.6%
  5,925       Bank of New York Co., Inc.                               170,344
  2,000       Fifth Third Bancorp                                      114,680
  3,825       Wells Fargo & Co.                                        192,780
                                                                   -----------
                                                                       477,804
                                                                   -----------
              BEVERAGES: 3.5%
  1,950       Anheuser-Busch Cos., Inc.                                 99,548
  6,750       Coca-Cola Co.                                            313,267
  5,250       PepsiCo, Inc.                                            233,625
                                                                   -----------
                                                                       646,440
                                                                   -----------
              BIOTECHNOLOGY: 2.3%
  6,425       Amgen, Inc.                                              426,877
                                                                   -----------
                                                                       426,877
                                                                   -----------
              COMMERCIAL SERVICES: 0.4%
  1,605   @   Weight Watchers International, Inc.                       73,011
                                                                   -----------
                                                                        73,011
                                                                   -----------
              COMPUTERS: 3.3%
  8,500   @   Dell Computer Corp.                                      271,660
  4,975       EMC Corp./Massachusetts                                   52,088
  4,900       Hewlett-Packard Co.                                      104,370
  2,175       International Business Machines Corp.                    179,439
                                                                   -----------
                                                                       607,557
                                                                   -----------
              COSMETICS/PERSONAL CARE: 3.2%
  2,075       Colgate-Palmolive Co.                                    120,246
  3,225       Gillette Co.                                             102,748
  4,175       Procter & Gamble Co.                                     372,327
                                                                   -----------
                                                                       595,321
                                                                   -----------
              DIVERSIFIED FINANCIAL: 6.0%
  3,800       American Express Co.                                     158,878
 10,275       Charles Schwab Corp.                                     103,675
 15,575       Citigroup, Inc.                                          666,610
  1,175       Goldman Sachs Group, Inc.                                 98,406
  2,200       JP Morgan Chase & Co.                                     75,196
                                                                   -----------
                                                                     1,102,765
                                                                   -----------
              ELECTRONICS: 0.3%
  2,265   @   Jabil Circuit, Inc.                                       50,057
                                                                   -----------
                                                                        50,057
                                                                   -----------
              FOOD: 0.4%
  2,075       Kraft Foods, Inc.                                         67,541
                                                                   -----------
                                                                        67,541
                                                                   -----------
              HEALTHCARE -- PRODUCTS: 4.6%
  1,150   @   Boston Scientific Corp.                                   70,265
  8,425       Johnson & Johnson                                        435,572
  5,275       Medtronic, Inc.                                          253,042
  1,675       St Jude Medical, Inc.                                     96,312
                                                                   -----------
                                                                       855,191
                                                                   -----------

Shares                                                                Value
------------------------------------------------------------------------------
              HEALTHCARE -- SERVICES: 1.4%
  2,000       Health Management Associates, Inc.                   $    36,900
  4,500       UnitedHealth Group, Inc.                                 226,125
                                                                   -----------
                                                                       263,025
                                                                   -----------
              INSURANCE: 2.6%
  4,000       Aflac, Inc.                                              123,000
  6,350       American International Group                             350,393
                                                                   -----------
                                                                       473,393
                                                                   -----------
              INTERNET: 2.2%
  1,300   @   eBay, Inc.                                               135,434
  3,325   @   InterActiveCorp                                          131,570
  1,370   @   Symantec Corp.                                            60,088
  2,400   @   Yahoo!, Inc.                                              78,624
                                                                   -----------
                                                                       405,716
                                                                   -----------
              MEDIA: 5.2%
  6,850       Clear Channel Communications, Inc.                       290,371
  5,100       Comcast Corp.                                            153,918
  2,900   @   EchoStar Communications Corp.                            100,398
  1,000       Gannett Co., Inc.                                         76,810
  3,400   @   Univision Communications, Inc.                           103,360
  5,475   @   Viacom, Inc.                                             239,039
                                                                   -----------
                                                                       963,896
                                                                   -----------
              MISCELLANEOUS MANUFACTURING: 5.6%
  2,650       3M Co.                                                   341,797
 24,075       General Electric Co.                                     690,471
                                                                   -----------
                                                                     1,032,268
                                                                   -----------
              OIL & GAS: 1.9%
  9,975       Exxon Mobil Corp.                                        358,202
                                                                   -----------
                                                                       358,202
                                                                   -----------
              OIL & GAS SERVICES: 1.4%
  2,500       Baker Hughes, Inc.                                        83,925
  1,800       BJ Services Co.                                           67,248
  2,810       Smith International, Inc.                                103,239
                                                                   -----------
                                                                       254,412
                                                                   -----------
              PHARMACEUTICALS: 13.1%
  4,350       Abbott Laboratories                                      190,356
  1,700       AmerisourceBergen Corp.                                  117,895
  2,975       Bristol-Myers Squibb Co.                                  80,771
  1,675   @   Celgene Corp.                                             50,920
  3,125       Eli Lilly & Co.                                          215,531
  1,300   @   Forest Laboratories, Inc.                                 71,175
  2,025   @   Gilead Sciences, Inc.                                    112,550
  4,700       Merck & Co., Inc.                                        284,585
 29,865       Pfizer, Inc.                                           1,019,890
  6,300       Wyeth                                                    286,965
                                                                   -----------
                                                                     2,430,638
                                                                   -----------
              RETAIL: 10.9%
  3,100   @   Abercrombie & Fitch Co.                                   88,071
  2,550   @   Bed Bath & Beyond, Inc.                                   98,966
  4,625       Costco Wholesale Corp.                                   169,275
  3,100   @   Dollar Tree Stores, Inc.                                  98,363
  8,340       Home Depot, Inc.                                         276,221
  1,500   @   Kohl's Corp.                                              77,070
  2,475       Lowe's Cos., Inc.                                        106,301
  1,325       Ltd. Brands                                               20,537
  3,000       McDonald's Corp.                                          66,180
  3,600       Target Corp.                                             136,224
  1,325       Tiffany & Co.                                             43,301
  3,275       TJX Cos., Inc.                                            61,701
  2,650       Walgreen Co.                                              79,765
 11,225       Wal-Mart Stores, Inc.                                    602,446
  3,200   @   Yum! Brands, Inc.                                         94,592
                                                                   -----------
                                                                     2,019,013
                                                                   -----------
              SEMICONDUCTORS: 7.1%
  4,200   @   Altera Corp.                                              68,880
  2,900   @   Analog Devices, Inc.                                     100,978
 10,000   @   Applied Materials, Inc.                                  158,600
  1,600   @   Broadcom Corp.                                            39,856
  2,400   @   Emulex Corp.                                              54,648
 22,850       Intel Corp.                                              474,914
  3,900       Linear Technology Corp.                                  125,619
  3,125       Maxim Integrated Products                                106,844

                 See Accompanying Notes to Financial Statements

ING
VAN
KAMPEN
EQUITY
GROWTH  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Shares                                                                Value
------------------------------------------------------------------------------
              SEMICONDUCTORS (CONTINUED)
  1,325   @   Novellus Systems, Inc.                               $    48,523
  7,500       Texas Instruments, Inc.                                  132,000
                                                                   -----------
                                                                     1,310,862
                                                                   -----------
              SOFTWARE: 10.1%
  1,600       Adobe Systems, Inc.                                       51,312
  2,000       Automatic Data Processing                                 67,720
  3,300       First Data Corp.                                         136,752
    700   @   Mercury Interactive Corp.                                 27,027
 48,675       Microsoft Corp.                                        1,246,567
 18,175   @   Oracle Corp.                                             218,464
  1,500   @   Peoplesoft, Inc.                                          26,385
  2,300   @   Siebel Systems, Inc.                                      21,942
  2,400   @   Veritas Software Corp.                                    68,808
                                                                   -----------
                                                                     1,864,977
                                                                   -----------
              TELECOMMUNICATIONS: 5.0%
  5,600   @   AT&T Wireless Services, Inc.                              45,976
 27,100   @   Cisco Systems, Inc.                                      452,299
  3,500   @   Juniper Networks, Inc.                                    43,295
  3,500       Qualcomm, Inc.                                           125,125
  1,100   @   Utstarcom, Inc.                                           39,127
  5,500       Verizon Communications, Inc.                             216,975
                                                                   -----------
                                                                       922,797
                                                                   -----------
              Total Common Stock
               (Cost $16,521,363)                                   17,488,035
                                                                   -----------


         TOTAL INVESTMENTS IN SECURITIES
          (COST $16,521,363)*                            94.6%  $17,488,035
         OTHER ASSETS AND LIABILITIES-NET                  5.4      996,894
                                                        ------  -----------
         NET ASSETS                                     100.0%  $18,484,929
                                                        ======  ===========

 @    Non-income producing security
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

      Gross Unrealized Appreciation                               $1,078,241
      Gross Unrealized Depreciation                                 (111,570)
                                                                  ----------
      Net Unrealized Appreciation                                 $  966,672
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
VAN
KAMPEN
GLOBAL
FRANCHISE   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

 Shares                                                            Value
---------------------------------------------------------------------------
COMMON STOCK: 92.5%
                  BRITAIN: 30.1%
 236,936          Allied Domecq Plc                             $ 1,305,863
 262,960          British American Tobacco Plc                    2,983,202
 114,962          Capital Radio Plc                                 976,971
 159,222          Diageo Plc                                      1,699,916
  64,222          Imperial Tobacco Group Plc                      1,147,711
  89,258          Reckitt Benckiser PLC                           1,637,843
 668,913          SMG Plc                                           921,672
 150,819          WPP Group Plc                                   1,182,143
                                                                -----------
                  TOTAL BRITAIN                                  11,855,321
                                                                -----------
                  CANADA: 6.0%
  62,085          Consumers Packaging, Inc.                       1,252,949
  54,373          Torstar Corp.                                   1,102,466
                                                                -----------
                  TOTAL CANADA                                    2,355,415
                                                                -----------
                  FINLAND: 4.9%
  45,776          Kone OYJ                                        1,918,701
                                                                -----------
                  TOTAL FINLAND                                   1,918,701
                                                                -----------
                  FRANCE: 5.2%
   5,652          Aventis SA                                        310,960
  12,752          Groupe Danone                                   1,764,582
                                                                -----------
                  TOTAL FRANCE                                    2,075,542
                                                                -----------
                  GERMANY: 5.1%
 341,377          Actris AG                                       2,016,682
                                                                -----------
                  TOTAL GERMANY                                   2,016,682
                                                                -----------
                  ITALY: 2.3%
  23,689          Davide Campari-Milano SpA                         907,234
                                                                -----------
                  TOTAL ITALY                                       907,234
                                                                -----------
                  NETHERLANDS: 2.7%
  89,553          Reed Elsevier NV                                1,056,154
                                                                -----------
                  TOTAL NETHERLANDS                               1,056,154
                                                                -----------
                  SPAIN: 3.2%
  84,561          Zardoya-Otis SA                                 1,272,090
                                                                -----------
                  TOTAL SPAIN                                     1,272,090
                                                                -----------
                  SWEDEN: 4.1%
 214,376          Swedish Match AB                                1,620,216
                                                                -----------
                  TOTAL SWEDEN                                    1,620,216
                                                                -----------
                  SWITZERLAND: 8.0%
  38,621          Compagnie Financiere Richemont AG                 624,414
   8,688          Nestle SA                                       1,792,696
  18,711          Novartis AG                                       740,401
                                                                -----------
                  TOTAL SWITZERLAND                               3,157,511
                                                                -----------
                  UNITED STATES: 20.9%
  41,260          Altria Group, Inc.                              1,874,854
  33,737          Bristol-Myers Squibb Co.                          915,960
   9,725          Brown-Forman Corp.                                764,579
  13,776          Fortune Brands, Inc.                              719,107
  29,729          Kimberly-Clark Corp.                            1,550,070
  15,230          Merck & Co., Inc.                                 922,177
  32,560          New York Times Co.                              1,481,480
                                                                -----------
                  TOTAL UNITED STATES                             8,228,227
                                                                -----------
                  Total Common Stock
                   (Cost $34,884,354)                            36,463,093
                                                                -----------
RIGHTS: 0.3%
                  SPAIN: 0.3%
  86,546    @     Zardoya-Otis SA                                   129,201
                                                                -----------
                  TOTAL SPAIN                                       129,201
                                                                -----------
                  Total Rights
                   (Cost $0)                                        129,201
                                                                -----------


             TOTAL INVESTMENTS IN SECURITIES
              (COST $34,884,354)*                         92.8%  $36,592,294
             OTHER ASSETS AND LIABILITIES-NET               7.2    2,843,620
                                                         ------  -----------
             NET ASSETS                                  100.0%  $39,435,914
                                                         ======  ===========

 @    Non-income producing security
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

      Gross Unrealized Appreciation                               $2,335,446
      Gross Unrealized Depreciation                                 (627,506)
                                                                  ----------
      Net Unrealized Appreciation                                 $1,707,940
                                                                  ==========

At June 30, 2003 the following forward foreign currency contracts were outstanding for the Van Kampen Global Franchise Portfolio.

                                           IN                     UNREALIZED
                           SETTLEMENT   EXCHANGE                 APPRECIATION
CURRENCY        BUY/SELL      DATE         FOR       VALUE $    (DEPRECIATION)
--------        --------      ----         ---       -------    --------------
Pound Sterling                                USD
GBP 2,700,000     Sell      08/05/03    4,361,995   4,443,528    $   (81,533)
                                                                 -----------
                                                                 $   (81,533)
                                                                 -----------

                 See Accompanying Notes to Financial Statements

ING
VAN
KAMPEN
GROWTH &
INCOME      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 94.5%
                     ADVERTISING: 0.7%
    324,100    A     Interpublic Group of Cos., Inc.           $  4,336,458
                                                               ------------
                                                                  4,336,458
                                                               ------------
                     AEROSPACE/DEFENSE: 1.2%
    245,620          Raytheon Co.                                 8,066,161
                                                               ------------
                                                                  8,066,161
                                                               ------------
                     AGRICULTURE: 1.5%
    149,150          Altria Group, Inc.                           6,777,376
    149,522          Monsanto Co.                                 3,235,656
                                                               ------------
                                                                 10,013,032
                                                               ------------
                     AUTO PARTS & EQUIPMENT: 0.9%
     87,290   @@,A   Magna International, Inc.                    5,871,998
                                                               ------------
                                                                  5,871,998
                                                               ------------
                     BANKS: 6.8%
    262,600          Bank of America Corp.                       20,753,278
    150,580          FleetBoston Financial Corp.                  4,473,732
    270,190          PNC Financial Services Group, Inc.          13,187,974
    138,100          Wachovia Corp.                               5,518,476
                                                               ------------
                                                                 43,933,460
                                                               ------------
                     BEVERAGES: 1.9%
    142,450          Coca-Cola Co.                                6,611,104
    132,970          PepsiCo, Inc.                                5,917,165
                                                               ------------
                                                                 12,528,269
                                                               ------------
                     CHEMICALS: 1.9%
    210,290          Dow Chemical Co.                             6,510,578
    135,970          Du Pont EI de Nemours & Co.                  5,661,791
                                                               ------------
                                                                 12,172,369
                                                               ------------
                     COMMERCIAL SERVICES: 1.8%
    462,330    A     Equifax, Inc.                               12,020,580
                                                               ------------
                                                                 12,020,580
                                                               ------------
                     COMPUTERS: 2.4%
     79,870    A     Computer Sciences Corp.                      3,044,644
    219,630    A     Electronic Data Systems Corp.                4,711,063
    377,230          Hewlett-Packard Co.                          8,034,999
                                                               ------------
                                                                 15,790,706
                                                               ------------
                     COSMETICS/PERSONAL CARE: 2.6%
    219,800          Kimberly-Clark Corp.                        11,460,372
     59,910          Procter & Gamble Co.                         5,342,774
                                                               ------------
                                                                 16,803,146
                                                               ------------
                     DIVERSIFIED FINANCIAL: 7.9%
    305,490          AG Edwards, Inc.                            10,447,758
    300,180          Citigroup, Inc.                             12,847,704
     71,500          Fannie Mae                                   4,821,960
    393,320          JP Morgan Chase & Co.                       13,443,678
    205,570    A     Merrill Lynch & Co., Inc.                    9,596,008
                                                               ------------
                                                                 51,157,108
                                                               ------------
                     ELECTRIC: 4.6%
    260,420    A     Entergy Corp.                               13,744,968
    106,810          Exelon Corp.                                 6,388,306
    232,410          PPL Corp.                                    9,993,630
                                                               ------------
                                                                 30,126,904
                                                               ------------
                     FOREST PRODUCTS & PAPER: 1.4%
    204,250    A     Temple-Inland, Inc.                          8,764,368
                                                               ------------
                                                                  8,764,368
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     HEALTHCARE -- PRODUCTS: 1.5%
    172,370    A     Bausch & Lomb, Inc.                       $  6,463,875
     61,670          Johnson & Johnson                            3,188,339
                                                               ------------
                                                                  9,652,214
                                                               ------------
                     HEALTHCARE -- SERVICES: 1.3%
    111,510    A     Aetna, Inc.                                  6,712,902
    159,900    A     Tenet Healthcare Corp.                       1,862,835
                                                               ------------
                                                                  8,575,737
                                                               ------------
                     INSURANCE: 7.5%
         --          Allstate Corp.                                      --
    246,760    A     Chubb Corp.                                 14,805,600
    186,640    A     Hartford Financial Services Group, Inc.      9,399,190
    182,240    A     Metlife, Inc.                                5,161,037
    132,300          Prudential Financial, Inc.                   4,451,895
    120,980          Safeco Corp.                                 4,268,174
    660,820    A     Travelers Property Casualty Corp.           10,507,038
                                                               ------------
                                                                 48,592,934
                                                               ------------
                     LODGING: 2.8%
    671,680    A     Hilton Hotels Corp.                          8,590,787
    342,320    A     Starwood Hotels & Resorts
                      Worldwide, Inc.                             9,786,929
                                                               ------------
                                                                 18,377,716
                                                               ------------
                     MEDIA: 4.7%
  1,137,930    A     AOL Time Warner, Inc.                       18,309,294
    616,810    A     Walt Disney Co.                             12,181,998
                                                               ------------
                                                                 30,491,292
                                                               ------------
                     MINING: 2.1%
    200,700    A     Newmont Mining Corp.                         6,514,722
    194,220    A     Phelps Dodge Corp.                           7,446,395
                                                               ------------
                                                                 13,961,117
                                                               ------------
                     MISCELLANEOUS MANUFACTURING: 4.1%
     84,580          3M Co.                                      10,909,128
    203,330    @@    Ingersoll-Rand Co.                           9,621,576
    151,830          Textron, Inc.                                5,924,407
                                                               ------------
                                                                 26,455,111
                                                               ------------
                     OIL & GAS: 11.0%
    122,920          Anadarko Petroleum Corp.                     5,466,252
    385,240   @@,A   BP PLC ADR                                  16,187,785
     38,630    A     Burlington Resources, Inc.                   2,088,724
    169,120          ConocoPhillips                               9,267,776
    241,650    A     ENSCO International, Inc.                    6,500,385
    164,310          EOG Resources, Inc.                          6,874,730
    383,870          Exxon Mobil Corp.                           13,784,772
    287,100          Transocean, Inc.                             6,307,587
    139,630    A     Valero Energy Corp.                          5,072,758
                                                               ------------
                                                                 71,550,769
                                                               ------------
                     OIL & GAS SERVICES: 2.8%
    386,170    A     Schlumberger Ltd.                           18,370,107
                                                               ------------
                                                                 18,370,107
                                                               ------------
                     PHARMACEUTICALS: 8.6%
  1,134,130          Bristol-Myers Squibb Co.                    30,791,629
    184,550          Pfizer, Inc.                                 6,302,382
    118,740   @@,A   Roche Holding AG ADR                         9,313,954
    507,650          Schering-Plough Corp.                        9,442,290
                                                               ------------
                                                                 55,850,255
                                                               ------------
                     RETAIL: 3.2%
    375,440          McDonald's Corp.                             8,282,206
    106,220    A     Target Corp.                                 4,019,365
    154,960          Wal-Mart Stores, Inc.                        8,316,703
                                                               ------------
                                                                 20,618,274
                                                               ------------
                     SOFTWARE: 2.6%
    189,950          Automatic Data Processing                    6,431,707
    400,400          Microsoft Corp.                             10,254,244
                                                               ------------
                                                                 16,685,951
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
VAN
KAMPEN
GROWTH &
INCOME  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     TELECOMMUNICATIONS: 4.1%
    412,220          SBC Communications, Inc.                  $ 10,532,221
    547,170    A     Sprint Corp.-FON Group                       7,879,248
    212,330          Verizon Communications, Inc.                 8,376,419
                                                               ------------
                                                                 26,787,888
                                                               ------------
                     TRANSPORTATION: 2.6%
    551,340          Norfolk Southern Corp.                      10,585,728
    104,660    A     Union Pacific Corp.                          6,072,373
                                                               ------------
                                                                 16,658,101
                                                               ------------
                     Total Common Stock
                      (Cost $595,776,205)                       614,212,025
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.4%
                     FEDERAL HOME LOAN BANK: 5.3%
$34,683,000          0.950%, due 07/01/03                        34,682,085
                                                               ------------
                                                                 34,682,085
                                                               ------------
                     Total Short-Term Investments
                      (Cost $34,683,000)                         34,682,085
                                                               ------------


             TOTAL INVESTMENTS IN SECURITIES
              (COST $630,459,205)*                      99.9%  $648,894,110
             OTHER ASSETS AND LIABILITIES-NET             0.1       904,254
                                                       ------  ------------
             NET ASSETS                                100.0%  $649,798,364
                                                       ======  ============

 @@   Foreign Issuer
 ADR  American Depositary Receipt
 A    Loaned security, a portion or all of the security is on loan at June 30, 2003.
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

      Gross Unrealized Appreciation                             $ 44,775,053
      Gross Unrealized Depreciation                              (26,340,148)
                                                                ------------
      Net Unrealized Appreciation                               $ 18,434,905
                                                                ============

                 See Accompanying Notes to Financial Statements

ING
VAN
KAMPEN
REAL
ESTATE      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
COMMON STOCK: 96.4%
                      APARTMENTS: 19.7%
      58,000          AMLI Residential Properties              $  1,365,900
     175,500          Apartment Investment &
                       Management Co.                             6,072,300
     463,100          Archstone-Smith Trust                      11,114,400
     267,664          AvalonBay Communities, Inc.                11,413,193
     392,174          Equity Residential                         10,176,915
      39,000          Essex Property Trust, Inc.                  2,232,750
      76,800          Post Properties, Inc.                       2,035,200
     106,000          Summit Properties, Inc.                     2,188,900
                                                               ------------
                                                                 46,599,558
                                                               ------------
                      DIVERSIFIED: 2.3%
     123,900          Vornado Realty Trust                        5,402,040
                                                               ------------
                                                                  5,402,040
                                                               ------------
                      HEALTH CARE: 1.6%
     153,496          Nationwide Health Properties, Inc.          2,445,191
      89,200          Ventas, Inc.                                1,351,380
                                                               ------------
                                                                  3,796,571
                                                               ------------
                      HOME BUILDERS: 0.7%
      99,820          Brookfield Homes Corp.                      1,539,224
                                                               ------------
                                                                  1,539,224
                                                               ------------
                      HOTELS: 4.2%
     196,400          FelCor Lodging Trust, Inc.                  1,541,740
     885,000          Host Marriott Corp.                         8,097,750
      29,700          Innkeepers USA Trust                          201,960
                                                               ------------
                                                                  9,841,450
                                                               ------------
                      LODGING: 7.1%
     407,700          Hilton Hotels Corp.                         5,214,483
     406,792          Starwood Hotels & Resorts
                       Worldwide, Inc.                           11,630,183
                                                               ------------
                                                                 16,844,666
                                                               ------------
                      MANUFACTURED HOMES: 3.4%
     145,950          Chateau Communities, Inc.                   4,318,661
     106,300          Manufactured Home Communities, Inc.         3,732,193
                                                               ------------
                                                                  8,050,854
                                                               ------------
                      OFFICE PROPERTY: 17.4%
      31,450          American Financial Realty Trust               468,920
     263,200          Arden Realty, Inc.                          6,830,040
     242,000          Boston Properties, Inc.                    10,599,600
     454,941          Equity Office Properties Trust             12,287,957
     107,900          Mack-Cali Realty Corp.                      3,925,402
      81,900          Reckson Associates Realty Corp.             1,708,434
     102,000          SL Green Realty Corp.                       3,558,780
     153,000          Trizec Properties, Inc.                     1,739,610
                                                               ------------
                                                                 41,118,743
                                                               ------------
                      OUTLET CENTERS: 0.0%
       1,600          Chelsea Property Group, Inc.                   64,496
                                                               ------------
                                                                     64,496
                                                               ------------
                      REAL ESTATE: 5.5%
     568,500    @@    Brookfield Properties Co.                  12,080,625
      22,300          Forest City Enterprises, Inc.                 924,335
                                                               ------------
                                                                 13,004,960
                                                               ------------
                      REGIONAL MALLS: 17.1%
     126,400          General Growth Properties, Inc.             7,892,416
      20,200          Macerich Co.                                  709,626
     268,600          Rouse Co.                                  10,233,660
     479,800          Simon Property Group, Inc.                 18,726,594
     158,300          Taubman Centers, Inc.                       3,033,028
                                                               ------------
                                                                 40,595,324
                                                               ------------
                      SHOPPING CENTERS: 4.6%
     169,100          Federal Realty Investors Trust              5,411,200
       1,300          Pan Pacific Retail Properties, Inc.            51,155
     152,100          Regency Centers Corp.                       5,320,458
                                                               ------------
                                                                 10,782,813
                                                               ------------
                      STORAGE: 5.2%
     287,962          Public Storage, Inc.                        9,753,273
      79,900          Shurgard Storage Centers, Inc.              2,643,092
                                                               ------------
                                                                 12,396,365
                                                               ------------
                      WAREHOUSE/INDUSTRIAL: 7.7%
     301,100          AMB Property Corp.                          8,481,987
     357,490          Prologis                                    9,759,477
         100          PS Business Parks, Inc.                         3,530
                                                               ------------
                                                                 18,244,994
                                                               ------------
                      Total Common Stock
                       (Cost $212,805,480)                      228,282,058
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $212,805,480)*                     96.5%  $228,282,058
              OTHER ASSETS AND LIABILITIES-NET            3.5     8,357,509
                                                       ------  ------------
              NET ASSETS                               100.0%  $236,639,567
                                                       ======  ============

 @@   Foreign Issuer
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

   Gross Unrealized Appreciation                              $22,409,595
   Gross Unrealized Depreciation                               (6,933,018)
                                                              -----------
   Net Unrealized Appreciation                                $15,476,578
                                                              ===========

                 See Accompanying Notes to Financial Statements

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------
The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                   TERM OF OFFICE
                                POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------           ----------------   --------------           --------------------------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)                Trustee          February 2002 -   Mr. Doherty is President and Partner,
7337 E. Doubletree Ranch Rd.                       Present           Doherty, Wallace, Pillsbury and Murphy,
Scottsdale, AZ 85258                                                 P.C., Attorneys (1996 - Present);
Born: 1934                                                           Director, Tambrands, Inc. (1993 - 1998);
                                                                     and Trustee of each of the funds managed
                                                                     by Northstar Investment Management
                                                                     Corporation (1993 - 1999).

J. Michael Earley(3)              Trustee          1997 - Present    President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.                                         Bankers Trust Company, N.A. (1992 -
Scottsdale, AZ 85258                                                 Present).
Born: 1945

R. Barbara Gitenstein(2)          Trustee          1997 - Present    President, College of New Jersey (1999 -
7337 E. Doubletree Ranch Rd.                                         Present). Formerly, Executive Vice
Scottsdale, AZ 85258                                                 President and Provost, Drake University
Born: 1948                                                           (1992 - 1998).

Walter H. May(2)                  Trustee          February 2002 -   Retired. Formerly, Managing Director and
7337 E. Doubletree Ranch Rd.                       Present           Director of Marketing, Piper Jaffray,
Scottsdale, AZ 85258                                                 Inc.; Trustee of each of the funds
Born: 1936                                                           managed by Northstar Investment
                                                                     Management Corporation (1996 - 1999).

Jock Patton(2)                    Trustee          February 2002 -   Private Investor (June 1997 - Present).
7337 E. Doubletree Ranch Rd.                       Present           Formerly Director and Chief Executive
Scottsdale, AZ 85258                                                 Officer, Rainbow Multimedia Group, Inc.
Born: 1945                                                           (January 1999 - December 2001); Director
                                                                     of Stuart Entertainment, Inc.; Director
                                                                     of Artisoft, Inc. (1994 - 1998).

David W.C. Putnam(3)              Trustee          February 2002 -   President and Director, F.L. Putnam
7337 E. Doubletree Ranch Rd.                       Present           Securities Company, Inc. and its
Scottsdale, AZ 85258                                                 affiliates; President, Secretary and
Born: 1939                                                           Trustee, The Principled Equity Market
                                                                     Fund. Formerly, Trustee, Trust Realty
                                                                     Trust (December Corp.; Anchor Investment
                                                                     Trust; Bow 2000 - Present); Ridge Mining
                                                                     Company and each of the F.L. Putnam
                                                                     funds managed by Northstar Investment
                                                                     Foundation Management Corporation (1994
                                                                     - 1999).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUSTEE            HELD BY TRUSTEE
---------------------          -----------        -------------------
INDEPENDENT TRUSTEES
Paul S. Doherty(2)                111
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1934

J. Michael Earley(3)              111
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1945
R. Barbara Gitenstein(2)          111
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1948
Walter H. May(2)                  111        Best Prep Charity (1991 -
7337 E. Doubletree Ranch Rd.                 Present).
Scottsdale, AZ 85258
Born: 1936

Jock Patton(2)                    111        Director, Hypercom, Inc.
7337 E. Doubletree Ranch Rd.                 (January 1999 - Present); JDA
Scottsdale, AZ 85258                         Software Group, Inc. (January
Born: 1945                                   1999 - Present); Buick of
                                             Scottsdale, Inc.; National
                                             Airlines, Inc.
David W.C. Putnam(3)              111        Anchor International Bond
7337 E. Doubletree Ranch Rd.                 (December 2000 - Present);
Scottsdale, AZ 85258                         Progressive Capital
Born: 1939                                   Accumulation Trust (August
                                             1998 - Present); Principled
                                             Equity Market Fund (November
                                             1996 - Present), Mercy
                                             Endowment Foundation (1995 -
                                             Present); Director, F.L.
                                             Putnam Investment Management
                                             Company (December 2001 -
                                             Present); Asian American Bank
                                             and Trust Company (June 1992 -
                                             Present); and Notre Dame
                                             Health Care Center (1991 -
                                             Present) F.L. Putnam
                                             Securities Company, Inc. (June
                                             1978 - Present); and an
                                             Honorary Trustee, Mercy
                                             Hospital (1973 - Present).

--------------------------------------------------------------------------------

                                                   TERM OF OFFICE
                                POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------           ----------------   --------------           --------------------------
INDEPENDENT TRUSTEES
Blaine E. Rieke(3)                Trustee          February 2002 -   General Partner, Huntington Partners
7337 E. Doubletree Ranch Rd.                       Present           (January 1997 - Present). Chairman of
Scottsdale, AZ 85258                                                 the Board and Trustee of each of the
Born: 1933                                                           funds managed by ING Investment
                                                                     Management Co. LLC (November 1998 -
                                                                     February 2001).

Roger B. Vincent(3)               Trustee          1994 - Present    President, Springwell Corporation (1989
7337 E. Doubletree Ranch Rd.                                         - Present). Formerly, Director Tatham
Scottsdale, AZ 85258                                                 Offshore, Inc. (1996 - 2000).
Born: 1945

Richard A. Wedemeyer(2)           Trustee          February 2002 -   Retired. Mr. Wedemeyer was formerly Vice
7337 E. Doubletree Ranch Rd.                       Present           President -- Finance and Administration,
Scottsdale, AZ 85258                                                 Channel Corporation (June 1996 - April
Born: 1936                                                           2002). Formerly Vice President,
                                                                     Operations and Administration, Jim
                                                                     Henson Productions. (1979 - 1997);
                                                                     Trustee, First Choice Funds (1997 -
                                                                     2001); and of each of the funds managed
                                                                     by ING Investment Management Co. LLC
                                                                     (1998 - 2001).
TRUSTEES WHO ARE "INTERESTED
 PERSONS"

Thomas J. McInerney(4)            Trustee          February 2002 -   Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                       Present           Financial Services (September 2001 -
Scottsdale, AZ 85258                                                 Present); General Manager and Chief
Born: 1956                                                           Executive Officer, ING U.S. Worksite
                                                                     Financial Services (December 2000 -
                                                                     Present); Member ING Americas Executive
                                                                     Committee (2001 - Present); President,
                                                                     Chief Executive Officer and Director of
                                                                     Northern Life Insurance Company (March
                                                                     2001 - October 2002), ING Aeltus Holding
                                                                     Company, Inc. (2000 - Present), ING
                                                                     Retail Holding Company (1998 - Present),
                                                                     ING Life Insurance and Annuity Company
                                                                     (September 1997 - November 2002) and ING
                                                                     Retirement Holdings, Inc. (1997 -
                                                                     Present). Formerly, General Manager and
                                                                     Chief Executive Officer, ING Worksite
                                                                     Division (December 2000 - October 2001),
                                                                     President ING-SCI, Inc. (August 1997 -
                                                                     December 2000); President, Aetna
                                                                     Financial Services (August 1997 -
                                                                     December 2000).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUSTEE            HELD BY TRUSTEE
---------------------          -----------        -------------------
INDEPENDENT TRUSTEES
Blaine E. Rieke(3)                111        Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.                 (January 1998 - Present).
Scottsdale, AZ 85258
Born: 1933

Roger B. Vincent(3)               111        Director, AmeriGas Propane,
7337 E. Doubletree Ranch Rd.                 Inc. (1998 - Present).
Scottsdale, AZ 85258
Born: 1945
Richard A. Wedemeyer(2)           111        Touchstone Consulting Group
7337 E. Doubletree Ranch Rd.                 (1997 - Present).
Scottsdale, AZ 85258
Born: 1936

TRUSTEES WHO ARE "INTERESTED
 PERSONS"
Thomas J. McInerney(4)            165        Director, Hemisphere Inc. (May
7337 E. Doubletree Ranch Rd.                 2003 - Present); Equitable
Scottsdale, AZ 85258                         Life Insurance Co., Golden
Born: 1956                                   American Life Insurance Co.,
                                             Life Insurance Company of
                                             Georgia, Midwestern United
                                             Life Insurance Co., ReliaStar
                                             Life Insurance Co., Security
                                             Life of Denver, Security
                                             Connecticut Life Insurance
                                             Co., Southland Life Insurance
                                             Co., USG Annuity and Life
                                             Company, and United Life and
                                             Annuity Insurance Co. Inc
                                             (March 2001 - Present);
                                             Director, Ameribest Life
                                             Insurance Co., (March 2001 to
                                             January 2003); Director, First
                                             Columbine Life Insurance Co.
                                             (March 2001 to December 2002);
                                             Member of the Board, National
                                             Commission on Retirement
                                             Policy, Governor's Council on
                                             Economic Competitiveness and
                                             Technology of Connecticut,
                                             Connecticut Business and
                                             Industry Association,
                                             Bushnell; Connecticut Forum;
                                             Metro Hartford Chamber of
                                             Commerce; and is Chairman,
                                             Concerned Citizens for
                                             Effective Government.

--------------------------------------------------------------------------------

                                                   TERM OF OFFICE
                                POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------           ----------------   --------------           --------------------------
TRUSTEES WHO ARE "INTERESTED
 PERSONS"
John G. Turner(5)                 Trustee          February 2002 -   Chairman, Hillcrest Capital Partners
7337 E. Doubletree Ranch Rd.                       Present           (May 2002 - Present); President, Turner
Scottsdale, AZ 85258                                                 Investment Company (January 2002 -
Born: 1939                                                           Present). Mr. Turner was formerly Vice
                                                                     Chairman of ING Americas (2000 - 2002);
                                                                     Chairman and Chief Executive Officer of
                                                                     ReliaStar Financial Corp. and ReliaStar
                                                                     Life Insurance Company (1993 - 2000);
                                                                     Chairman of ReliaStar United Services
                                                                     Life Insurance Company (1995 - 1998);
                                                                     Chairman of ReliaStar Life Insurance
                                                                     Company of New York (1995 - 2001);
                                                                     Chairman of Northern Life Insurance
                                                                     Company (1992 - 2001); Chairman and
                                                                     Trustee of the Northstar affiliated
                                                                     investment companies (1993 - 2001) and
                                                                     Director, Northstar Investment
                                                                     Management Corporation and its
                                                                     affiliates (1993 - 1999).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUSTEE            HELD BY TRUSTEE
---------------------          -----------        -------------------
TRUSTEES WHO ARE "INTERESTED
 PERSONS"
John G. Turner(5)                 111        Hormel Foods Corporation
7337 E. Doubletree Ranch Rd.                 (March 2000 - Present); Shopko
Scottsdale, AZ 85258                         Stores, Inc. (August 1999 -
Born: 1939                                   Present); and M.A. Mortenson
                                             Company (March 2002 -
                                             Present).

------------------

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2) Valuation Committee member.

(3) Audit Committee member.

(4) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

(5) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                            TERM OF OFFICE
                                    POSITION(S) HELD         AND LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH THE TRUST         TIME SERVED(1)              DURING THE PAST FIVE YEARS
---------------------               ----------------        --------------              --------------------------
OFFICERS:

James M. Hennessy                  President and Chief      March 2003 -         President and Chief Executive Officer of
7337 E. Doubletree Ranch Rd.       Executive Officer        Present              ING Capital Corporation, LLC, ING Funds
Scottsdale, AZ 85258               Vice President                                Services, LLC, ING Advisors, Inc., ING
Born: 1949                                                  January 2003 -       Investments, LLC, Lexington Funds
                                                            March 2003           Distributor, Inc., Express America T.C.
                                                                                 Inc. and EAMC Liquidation Corp. (since
                                                                                 December 2001); Executive Vice President
                                                                                 and Chief Operating Officer of ING Funds
                                                                                 Distributor, LLC (since June 2000).
                                                                                 Formerly, Executive Vice President and
                                                                                 Chief Operating Officer of ING
                                                                                 Quantitative Management, Inc. (October
                                                                                 2001 to September 2002); Senior
                                                                                 Executive Vice President (June 2000 to
                                                                                 December 2000) and Secretary (April 1995
                                                                                 to December 2000) of ING Capital
                                                                                 Corporation, LLC, ING Funds Services,
                                                                                 LLC, ING Investments, LLC, ING Advisors,
                                                                                 Inc., Express America T.C. Inc., and
                                                                                 EAMC Liquidation Corp.; and Executive
                                                                                 Vice President, ING Capital Corporation,
                                                                                 LLC and its affiliates (May 1998 to June
                                                                                 2000) and Senior Vice President, ING
                                                                                 Capital Corporation, LLC and its
                                                                                 affiliates (April 1995 to April 1998).

Michael J. Roland                  Executive Vice           March 2003 -         Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.       President                Present              Financial Officer and Treasurer of ING
Scottsdale, AZ 85258               Chief Financial          January 2003 -       Funds Services, LLC, ING Funds
Born: 1958                         Officer                  March 2003           Distributor, LLC, ING Advisors, Inc.,
                                   Assistant Secretary      January 2003 -       ING Investments, LLC (December 2001 to
                                                            Present              present), Lexington Funds Distributor,
                                   Vice President           January 2003 -       Inc., Express America T.C. Inc. and EAMC
                                                            March 2003           Liquidation Corp. (since December 2001).
                                                                                 Formerly, Executive Vice President,
                                                                                 Chief Financial Officer and Treasurer of
                                                                                 ING Quantitative Management, Inc.
                                                                                 (December 2001 to October 2002); Senior
                                                                                 Vice President, ING Funds Services, LLC,
                                                                                 ING Investments, LLC, and ING Funds
                                                                                 Distributor, LLC (June 1998 to December
                                                                                 2001) and Chief Financial Officer of
                                                                                 Endeavor Group (April 1997 to June
                                                                                 1998).

Robert S. Naka                     Senior Vice              January 2003 -       Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President                Present              Secretary of ING Funds Services, LLC,
Scottsdale, AZ 85258                                                             ING Funds Distributor, LLC, ING
Born: 1963                                                                       Advisors, Inc., ING Investments, LLC
                                                                                 (October 2001 to present) and Lexington
                                                                                 Funds Distributor, Inc. (since December
                                                                                 2001). Formerly, Senior Vice President
                                                                                 and Assistant Secretary for ING
                                                                                 Quantitative Management, Inc. (October
                                                                                 2001 to October 2002); Vice President,
                                                                                 ING Investments, LLC (April 1997 to
                                                                                 October 1999), ING Funds Services, LLC
                                                                                 (February 1997 to August 1999) and
                                                                                 Assistant Vice President, ING Funds
                                                                                 Services, LLC (August 1995 to February
                                                                                 1997).

Robyn L. Ichilov                   Vice President and       January 2003 -       Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.       Treasurer                Present              LLC (since October 2001) and ING
Scottsdale, AZ 85258                                                             Investments, LLC (since August 1997);
Born: 1967                                                                       Accounting Manager, ING Investments, LLC
                                                                                 (since November 1995).

Kimberly A. Anderson               Vice President and       January 2003 -       Vice President and Assistant Secretary
7337 E. Doubletree Ranch Rd.       Secretary                Present              of ING Funds Services, LLC, ING Funds
Scottsdale, AZ 85258                                                             Distributor, LLC, ING Advisors, Inc.,
Born: 1964                                                                       ING Investments, LLC (since October
                                                                                 2001) and Lexington Funds Distributor,
                                                                                 Inc. (since December 2001). Formerly,
                                                                                 Vice President for ING Quantitative
                                                                                 Management, Inc. (October 2001 to
                                                                                 October 2002); Assistant Vice President
                                                                                 of ING Funds Services, LLC (November
                                                                                 1999 to January 2001) and has held
                                                                                 various other positions with ING Funds
                                                                                 Services, LLC for more than the last
                                                                                 five years.

Lauren D. Bensinger                Vice President           March 2003 -         Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                Present              Officer, ING Funds Distributor, LLC.
Scottsdale, Arizona 85258                                                        (July 1995 to Present); Vice President
Born: 1954                                                                       (February 1996 to Present) and Chief
                                                                                 Compliance Officer (October 2001 to
                                                                                 Present) ING Investments, LLC; Vice
                                                                                 President and Chief Compliance Officer,
                                                                                 ING Advisors, Inc. (July 2000 to
                                                                                 Present), Formerly Vice President and
                                                                                 Chief Compliance Officer ING
                                                                                 Quantitative Management, Inc. (July 2000
                                                                                 to September 2002), and Vice President,
                                                                                 ING Fund Services, LLC (July 1995 to
                                                                                 Present).

Todd Modic                         Assistant Vice           January 2003 -       Vice President of Financial
7337 E. Doubletree Ranch Rd.       President                Present              Reporting-Fund Accounting of ING Funds
Scottsdale, AZ 85258                                                             Services, LLC (September 2002 to
Born: 1967                                                                       present). Director of Financial
                                                                                 Reporting of ING Investments, LLC (
                                                                                 March 2001 to September 2002). Formerly,
                                                                                 Director of Financial Reporting, Axient
                                                                                 Communications, Inc. (May 2000 to
                                                                                 January 2001) and Director of Finance,
                                                                                 Rural/Metro Corporation (March 1995 to
                                                                                 May 2000).

--------------------------------------------------------------------------------

                                                            TERM OF OFFICE
                                    POSITION(S) HELD         AND LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH THE TRUST         TIME SERVED(1)              DURING THE PAST FIVE YEARS
---------------------               ----------------        --------------              --------------------------
OFFICERS:
Maria M. Anderson                  Assistant Vice           January 2003 -       Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.       President                Present              Services, LLC (since October 2001).
Scottsdale, AZ 85258                                                             Formerly, Manager of Fund Accounting and
Born: 1958                                                                       Fund Compliance, ING Investments, LLC
                                                                                 (September 1999 to November 2001);
                                                                                 Section Manager of Fund Accounting,
                                                                                 Stein Roe Mutual Funds (July 1998 to
                                                                                 August 1999); and Financial Reporting
                                                                                 Analyst, Stein Roe Mutual Funds (August
                                                                                 1997 to July 1998).

Susan P. Kinens                    Assistant Vice           January 2003 -       Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President and            Present              Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258               Assistant Secretary                           (December 2002 - Present); and has held
Born: 1976                                                                       various other positions with ING Funds
                                                                                 Services, LLC for the last five years.

------------------

(1) The officers hold office until the next meeting of the Trustees and until their successors have been elected and qualified.

                                                     ---------------------------
                                                              PRESORTED
Customer Service Center                                        STANDARD
P.O. Box 9271                                                U.S. POSTAGE
Des Moines, IA 50306-9271                                        PAID
                                                              BOSTON MA
                                                           PERMIT NO. 57842
                                                     ---------------------------

[ING FUNDS LOGO]                                      ITTSAR0603-082003

                        SEMI ANNUAL FINANCIAL STATEMENTS


                           THE FUND FOR LIFE PORTFOLIO

                                       OF

                             THE ING INVESTORS TRUST


                                  JUNE 30, 2003


 GOLDENSELECT(R) products are issued by Golden American Life Insurance Company and distributed by Directed Services, Inc., member NASD.


                                [GOLDENSELECT LOGO]

                           THE FUND FOR LIFE PORTFOLIO

                                       OF

                             THE ING INVESTORS TRUST

                              FINANCIAL STATEMENTS

                                  JUNE 30, 2003

TABLE OF CONTENTS                                                            PAGE
-----------------                                                            ----

President's Letter                                                             3

Management's Discussion and Analysis                                           4

Statement of Assets and Liabilities                                            5

Statement of Operations                                                        6

Statement of Changes in Net Assets                                             7

Financial Highlights                                                           8

Portfolio of Investments                                                       9

Notes to Financial Statements                                                 10

Board of Trustees/Officers                                                    13


                               PRESIDENT'S LETTER
[PHOTO OF JAMES M. HENNESSY]

Dear Shareholder,

It would be an understatement to refer to this past year as a challenging one for investors. In the past twelve months, there have been a number of events on the geopolitical front and numerous economic setbacks that have tested investor resilience.

We are now in the third year of one of the longest economic downturns in U.S. history. And although few of us will take much comfort in the fact that we have coped through a particularly challenging time, perhaps we should.

We at ING Investors Trust remain optimistic about the future. We acknowledge the recent difficulties, but we also choose to look at the positives that have emerged in the wake of those difficulties. For instance, the quick actions on the part of the financial industry and government regulators following a string of recent corporate scandals may have helped regain investor trust as well as introduce new accounting standards that may help bring permanent improvements to our industry.

Although I do not wish to overstate my enthusiasm, I do believe that the gradual market upturn of recent months supports our long-held philosophy that it is important for investors to remain focused on their long-term goals and maintain reasonable expectations.

In recent months, we at ING Investors Trust have introduced two new investment vehicles -- the ING UBS U.S. Balanced Portfolio and the ING UBS Global Asset Management Portfolio. Both portfolios underscore our commitment to providing quality service and innovative products to help meet the growing needs of our investors. They also demonstrate our enthusiasm and optimism about the future.

On behalf of ING Investors Trust, I thank you for your continued support and confidence and look forward to serving you in the future.

Sincerely,
/s/ James M. Hennessy
James M. Hennessy
President
ING Funds
August 27, 2003

                           THE FUND FOR LIFE PORTFOLIO

                                       OF

                             THE ING INVESTORS TRUST

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

The investment objective of The Fund For Life Series (the "Fund") of The ING Investors Trust is high total investment return (capital appreciation and current income) consistent with prudent investment risk and a balanced investment approach. The Fund seeks to achieve its objective by investing in shares of other mutual funds using an allocation strategy that emphasizes mutual funds that invest primarily in domestic equity securities (approximately 60%), while also allocating a portion of the Fund's assets to mutual funds that invest in international equity securities (approximately 10%), and to mutual funds that invest primarily in debt securities rated at least investment grade (approximately 30%).

For the six-months ended June 30, 2003, the Fund had a total return of 5.33%, compared to a blended return of 9.59% of three indices, namely the Standard & Poor's 500, Morgan Stanley/Capital International Pacific and Lehman Aggregate Bond indices. This blend covers the same time period and is computed using the current allocation of investments of the Fund. The following total return of each index for the six-months ended June 30, 2003 was S&P 500 Index 11.76%, Morgan Stanley/Capital International Pacific Index 6.45% and the Lehman Aggregate Bond Index 3.93%.

                           THE FUND FOR LIFE PORTFOLIO

                                       OF

                             THE ING INVESTORS TRUST

                       STATEMENT OF ASSETS AND LIABILITIES

                                  JUNE 30, 2003

ASSETS
    INVESTMENTS, AT VALUE (COST $86,674)                              $  83,584
    SHORT-TERM INVESTMENTS AT AMORTIZED COST                                631
    CASH                                                                 13,974
    RECEIVABLE FOR FUND SHARES SOLD                                           3
                                                                      ---------
 TOTAL ASSETS                                                            98,192
                                                                      ---------
LIABILITIES
   ACCRUED EXPENSES                                                       1,421
                                                                      ---------
TOTAL LIABILITIES                                                         1,421
                                                                      ---------
NET ASSETS                                                            $  96,771
                                                                      =========
NET ASSETS CONSIST OF

   PAID-IN CAPITAL                                                    $ 101,147
   ACCUMULATED NET INVESTMENT LOSS                                         (938)
   ACCUMULATED NET REALIZED LOSS ON SECURITIES                             (157)
   NET UNREALIZED DEPRECIATION OF INVESTMENTS                            (3,281)
                                                                      ---------
NET ASSETS                                                            $  96,771
                                                                      =========
    SHARES OF BENEFICIAL INTEREST OUTSTANDING, $.001 PAR VALUE           22,229
                                                                      =========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                        $    4.35
                                                                      =========



                       See notes to financial statements.

                           THE FUND FOR LIFE PORTFOLIO

                                       OF

                             THE ING INVESTORS TRUST

                             STATEMENT OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JUNE 30, 2003

INVESTMENT INCOME
    DIVIDENDS AND INTEREST                                              $   203
                                                                        -------
EXPENSES
    MANAGEMENT & ADMINISTRATIVE FEES (NOTE 2)                               137
    AUDITING FEES                                                           500
    FUND ACCOUNTING FEES (NOTE 2)                                           114
    CUSTODY (NOTE 2)                                                        300
    TRUSTEES FEES AND EXPENSES (NOTE 2)                                      50
    OTHER OPERATING EXPENSES                                                291
                                                                        -------
    TOTAL EXPENSES                                                        1,392
    FEES WAIVED BY MANAGER (NOTE 2)                                        (251)
                                                                        -------
NET EXPENSES                                                              1,141
                                                                        -------
NET INVESTMENT LOSS                                                        (938)
                                                                        -------
UNREALIZED LOSS ON INVESTMENTS
    NET CHANGE IN UNREALIZED DEPRECIATION OF INVESTMENTS                  5,963
                                                                        -------
NET UNREALIZED LOSS ON INVESTMENTS                                        5,963
                                                                        -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $ 5,025

                       See notes to financial statements.

                           THE FUND FOR LIFE PORTFOLIO

                                       OF

                             THE ING INVESTORS TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                             FOR THE SIX      FOR THE YEAR
                                                             MONTHS ENDED         ENDED
                                                            JUNE 30, 2003     DEC. 31,2002
                                                            -------------     ------------
OPERATIONS
    NET INVESTMENT LOSS                                        $   (938)       $    (780)
    NET REALIZED LOSS ON SALE OF INVESTMENTS
        AND CAPITAL GAIN DISTRIBUTIONS                               --              (--)
    NET CHANGE IN UNREALIZED DEPRECIATION
        OF INVESTMENTS                                            5,963          (15,462)
                                                               --------        ---------

    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          5,025          (16,242)
                                                               --------        ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM
    NET REALIZED GAIN ON INVESTMENT AND
    CAPITAL GAIN DISTRIBUTIONS                                       --              (--)
                                                               --------        ---------


BENEFICIAL INTEREST TRANSACTIONS
    PROCEEDS FROM SALES OF SHARES                                    --               --
    DISTRIBUTIONS REINVESTED                                         --               --
    COST OF SHARES REDEEMED                                        (324)          (3,177)
                                                               --------        ---------
     INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
        BENEFICIAL INTEREST TRANSACTIONS                           (324)          (3,177)
                                                               --------        ---------
    NET INCREASE/(DECREASE) IN NET ASSETS                         4,701          (19,419)
NET ASSETS

    BEGINNING OF YEAR                                            92,071          111,489
                                                               --------        ---------
    END OF YEAR                                                $ 96,770        $  92,070
                                                               ========        =========
    UNDISTRIBUTED NET INVESTMENT INCOME                        $   (938)       $      --
                                                               ========        =========

                       See notes to financial statements.

                           THE FUND FOR LIFE PORTFOLIO

                                       OF

                             THE ING INVESTORS TRUST

                              FINANCIAL HIGHLIGHTS

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                            FOR THE      FOR THE        FOR THE      FOR THE        FOR THE      FOR THE
                                          SIX MONTHS      YEAR          YEAR           YEAR           YEAR         YEAR
                                             ENDED        ENDED         ENDED          ENDED          ENDED        ENDED
                                            6/30/03     12/31/02#     12/31/01#      12/31/00#      12/31/99#    12/31/98#
                                            -------     ---------     ---------      ---------      ---------    ---------
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD       $  4.13       $  4.83       $  6.94       $  8.17       $  7.45       $  7.25
                                           -------       -------       -------       -------       -------       -------

NET INVESTMENT INCOME (LOSS)                 (0.04)        (0.03)        (0.01)        (0.03)         0.00          0.03
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON
  INVESTMENTS                                 0.26         (0.67)        (1.14)        (0.46)         1.56          0.88


TOTAL FROM INVESTMENT OPERATIONS              0.22         (0.70)        (1.15)        (0.49)         1.56          0.91



LESS DISTRIBUTIONS:

DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                      0.00          0.00          0.00          0.00         (0.03)        (0.09)

DISTRIBUTIONS FROM NET REALIZED
CAPITAL GAINS                                 0.00          0.00         (0.96)        (0.74)        (0.42)        (0.62)

RETURN OF CAPITAL                             0.00          0.00          0.00          0.00         (0.39)         0.00
                                           -------       -------       -------       -------       -------       -------
TOTAL DISTRIBUTIONS                           0.00          0.00         (0.96)        (0.74)        (0.84)        (0.71)
                                           -------       -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD                4.35       $  4.13       $  4.83       $  6.94       $  8.17       $  7.45
                                                         =======       =======       =======       =======       =======
TOTAL RETURN                                  5.33%       (14.49)%      (16.31)%       (5.40)%       21.82%        13.67%
                                           =======       =======       =======       =======       =======       =======

RATIOS AND SUPPLEMENTAL DATA

TOTAL NET ASSETS, END OF PERIOD (IN
000'S)                                     $    97       $    92       $   111       $    90       $   274       $   227

RATIO OF OPERATING EXPENSES TO AVERAGE
NET ASSETS:

AFTER MANAGEMENT WAIVER                       2.50%         2.50%         2.50%         2.50%         2.50%         2.50%
BEFORE MANAGEMENT WAIVER                      3.02%         3.05%         3.05%         3.05%         3.06%         5.77%


RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS               (2.06%)       (0.77%)       (0.25%)       (0.33%)       (0.41%)        0.40%

PORTFOLIO TURNOVER RATE                       0.00%         0.00%         0.00%         0.00%         2.08%         0.00%


      #Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


                       See notes to financial statements.

                           THE FUND FOR LIFE PORTFOLIO

                                       OF

                             THE ING INVESTORS TRUST

                            PORTFOLIO OF INVESTMENTS

                                  JUNE 30, 2003


                                                         NUMBER OF    VALUE
INVESTMENT IN SHARES OF OPEN-END MUTUAL FUNDS             SHARES     (NOTE 1)
---------------------------------------------             ------     --------
DAVIS NEW YORK VENTURE FUND, INC                          1,187       27,860
MERRILL LYNCH MONEY MARKET FUND, INC                        631          631
MERRILL LYNCH PACIFIC FUND, INC., CLASS A                 1,388       20,052
VANGUARD LONG TERM CORPORATE BOND FUND                    1,137       11,266
WADDELL & REED CORE INVESTMENT FUND                       5,200       24,406
                                                                     -------
    TOTAL INVESTMENTS (COST $87,496*) (NOTES 1 AND 4)        87%      84,215
    OTHER ASSETS AND LIABILITIES (NET)                       13%      12,556
                                                          -----      -------
    NET ASSETS                                              100%     $96,771
                                                          =====      =======


*Aggregate cost for Federal tax purposes.

                       See notes to financial statements.

                           THE FUND FOR LIFE PORTFOLIO

                                       OF

                             THE ING INVESTORS TRUST

                          NOTES TO FINANCIAL STATEMENTS

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            The ING Investors Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At June 30, 2003, the Trust had thirty-five operational portfolios (the "Portfolios"). All of the Portfolios, including the Fund for Life Portfolio (the "Fund"), are diversified, except for the Capital Guardian Large Cap Value, Hard Assets, Janus Special Equity, JPMorgan Fleming International Enhanced EAFE, JPMorgan Fleming Small Cap Equity, MFS Mid Cap Growth, Salomon Brothers All Cap, Van Kampen Global Franchise and Van Kampen Real Estate Portfolios, which are non-diversified. The information presented in these financial statements pertains only to the Fund. The financial information for the other Series of the Trust is presented under separate cover. The Fund serves as an investment medium for variable annuity contracts offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of the Equitable Insurance Company of Iowa, Inc. ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep N.V. ("ING").

            The preparation of these financial statements in accordance with accounting principles generally accepted in the United States incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

            Federal Income Taxes: No provision for federal income taxes has been made since the Fund has complied, and intends to continue to comply, with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute its taxable income to shareholders sufficiently to relieve it from substantially all Federal income taxes.

            Valuation: Investments in open-end mutual funds are valued at their respective net asset value at the end of each day. Net asset values for these investments are supplied by market quotation services. The net asset values supplied by these market quotation services are calculated in accordance with the Act. Among other things, the Act requires that mutual funds value the securities they hold in their portfolios at their current market value (generally the last reported sales price of the security).

            Other investments of the Fund, if any, are valued at their current market value as determined by market quotations. Securities having 60 days or less remaining to maturity are valued at their amortized cost.

            Other: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Estimated expenses are accrued daily.

            Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Fund uses for federal income tax purposes.

2.    MANAGEMENT AND ADMINISTRATIVE FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

            In its capacity as Manager and Administrator, Directed Services, Inc. ("DSI") provides investment advisory services and other services reasonably necessary for the operation of the Fund. Management and administrative fees are paid to DSI at annual rates of 0.10% and 0.20%, respectively, of the value of the average daily net assets of the Fund. DSI also provides accounting services to the Fund. For fund accounting services, the Fund pays to DSI an annual fee of 0.25% of the value of the average daily net assets of the Fund. For the six months ended June 30, 2003 such fees amounted to $114. For the six months ended June 30, 2003, the Fund waived $46, $91 and $114 in compensation for management, administrative and fund accounting services, respectively.

            Pursuant to a custodian agreement, Bank of New York is custodian for the Fund.

            Investors in the Fund should recognize that an investment in the Fund bears not only a proportionate share of the expenses of the Fund (including operating costs and management fees) but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. Investors also bear their proportionate share of any sales charges incurred by the Fund related to the purchase of shares of the mutual fund investments. In addition, shareholders of the Fund may indirectly bear expenses paid by a mutual fund in which the Fund invests related to the distribution of the mutual fund's shares.

            Certain officers and trustees of the Trust are also officers and/or directors of DSI, Golden American and other Equitable of Iowa companies.

3.    SHARES OF BENEFICIAL INTEREST

            The Fund has an unlimited number of $0.001 par value shares of beneficial interest authorized. For the six months ended June 30, 2003 and the year ended December 31, 2002, the Fund had the following transactions in shares of beneficial interest. Except for reinvested distributions, the Trust no longer accepts investments in the Fund from new investors.

                                                     JUNE 30, 2003               DECEMBER 31, 2002
                                                 SHARES         AMOUNT        SHARES           AMOUNT
                                                 ------         ------        ------           ------
          Sold                                     ---        $   ---          ----            $  ---
          Distributions Reinvested                 ---            ---          ----              ----
          Redeemed                                 (78)          (324)         (764)           (3,178)
                                                   ----          -----         ----            -------
          Net increase/(decrease)                  (78)         $(324)         (764)          $(3,178)
                                                   ====         ======         =====          ========

            As of June 30, 2003, Golden American has an investment in the Fund of 11,198 shares with a total net asset value of $48,711, representing 50.3% of the shares outstanding.

4.    INVESTMENTS

            At June 30, 2003, the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Gross Unrealized Appreciation                                $ 11,863
Gross Unrealized Depreciation                                 (15,144)
                                                             --------
Net Unrealized Depreciation                                  $ (3,281)
                                                             ========


     PURCHASES AND SALES OF INVESTMENTS:

     Aggregate Cost of Purchases and Proceeds from sales for the year ended June 30, 2003 were as follows:

     Cost of Purchases                                       $     --
     Proceeds of Sales                                       $     --

5.    CAPITAL LOSS CARRYFORWARD

            For Federal income tax purposes, as of June 30, 2003, the Series' have a $157 capital loss carryforward expiring in 2009, which is available to offset future capital gains, if any.

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------
The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                   TERM OF OFFICE
                                POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------           ----------------   --------------           --------------------------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)                Trustee          February 2002 -   Mr. Doherty is President and Partner,
7337 E. Doubletree Ranch Rd.                       Present           Doherty, Wallace, Pillsbury and Murphy,
Scottsdale, AZ 85258                                                 P.C., Attorneys (1996 - Present);
Born: 1934                                                           Director, Tambrands, Inc. (1993 - 1998);
                                                                     and Trustee of each of the funds managed
                                                                     by Northstar Investment Management
                                                                     Corporation (1993 - 1999).

J. Michael Earley(3)              Trustee          1997 - Present    President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.                                         Bankers Trust Company, N.A. (1992 -
Scottsdale, AZ 85258                                                 Present).
Born: 1945

R. Barbara Gitenstein(2)          Trustee          1997 - Present    President, College of New Jersey (1999 -
7337 E. Doubletree Ranch Rd.                                         Present). Formerly, Executive Vice
Scottsdale, AZ 85258                                                 President and Provost, Drake University
Born: 1948                                                           (1992 - 1998).

Walter H. May(2)                  Trustee          February 2002 -   Retired. Formerly, Managing Director and
7337 E. Doubletree Ranch Rd.                       Present           Director of Marketing, Piper Jaffray,
Scottsdale, AZ 85258                                                 Inc.; Trustee of each of the funds
Born: 1936                                                           managed by Northstar Investment
                                                                     Management Corporation (1996 - 1999).

Jock Patton(2)                    Trustee          February 2002 -   Private Investor (June 1997 - Present).
7337 E. Doubletree Ranch Rd.                       Present           Formerly Director and Chief Executive
Scottsdale, AZ 85258                                                 Officer, Rainbow Multimedia Group, Inc.
Born: 1945                                                           (January 1999 - December 2001); Director
                                                                     of Stuart Entertainment, Inc.; Director
                                                                     of Artisoft, Inc. (1994 - 1998).

David W.C. Putnam(3)              Trustee          February 2002 -   President and Director, F.L. Putnam
7337 E. Doubletree Ranch Rd.                       Present           Securities Company, Inc. and its
Scottsdale, AZ 85258                                                 affiliates; President, Secretary and
Born: 1939                                                           Trustee, The Principled Equity Market
                                                                     Fund. Formerly, Trustee, Trust Realty
                                                                     Trust (December Corp.; Anchor Investment
                                                                     Trust; Bow 2000 - Present); Ridge Mining
                                                                     Company and each of the F.L. Putnam
                                                                     funds managed by Northstar Investment
                                                                     Foundation Management Corporation (1994
                                                                     - 1999).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUSTEE            HELD BY TRUSTEE
---------------------          -----------        -------------------
INDEPENDENT TRUSTEES
Paul S. Doherty(2)                111
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1934

J. Michael Earley(3)              111
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1945
R. Barbara Gitenstein(2)          111
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1948
Walter H. May(2)                  111        Best Prep Charity (1991 -
7337 E. Doubletree Ranch Rd.                 Present).
Scottsdale, AZ 85258
Born: 1936

Jock Patton(2)                    111        Director, Hypercom, Inc.
7337 E. Doubletree Ranch Rd.                 (January 1999 - Present); JDA
Scottsdale, AZ 85258                         Software Group, Inc. (January
Born: 1945                                   1999 - Present); Buick of
                                             Scottsdale, Inc.; National
                                             Airlines, Inc.
David W.C. Putnam(3)              111        Anchor International Bond
7337 E. Doubletree Ranch Rd.                 (December 2000 - Present);
Scottsdale, AZ 85258                         Progressive Capital
Born: 1939                                   Accumulation Trust (August
                                             1998 - Present); Principled
                                             Equity Market Fund (November
                                             1996 - Present), Mercy
                                             Endowment Foundation (1995 -
                                             Present); Director, F.L.
                                             Putnam Investment Management
                                             Company (December 2001 -
                                             Present); Asian American Bank
                                             and Trust Company (June 1992 -
                                             Present); and Notre Dame
                                             Health Care Center (1991 -
                                             Present) F.L. Putnam
                                             Securities Company, Inc. (June
                                             1978 - Present); and an
                                             Honorary Trustee, Mercy
                                             Hospital (1973 - Present).

--------------------------------------------------------------------------------

                                                   TERM OF OFFICE
                                POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------           ----------------   --------------           --------------------------
INDEPENDENT TRUSTEES
Blaine E. Rieke(3)                Trustee          February 2002 -   General Partner, Huntington Partners
7337 E. Doubletree Ranch Rd.                       Present           (January 1997 - Present). Chairman of
Scottsdale, AZ 85258                                                 the Board and Trustee of each of the
Born: 1933                                                           funds managed by ING Investment
                                                                     Management Co. LLC (November 1998 -
                                                                     February 2001).

Roger B. Vincent(3)               Trustee          1994 - Present    President, Springwell Corporation (1989
7337 E. Doubletree Ranch Rd.                                         - Present). Formerly, Director Tatham
Scottsdale, AZ 85258                                                 Offshore, Inc. (1996 - 2000).
Born: 1945

Richard A. Wedemeyer(2)           Trustee          February 2002 -   Retired. Mr. Wedemeyer was formerly Vice
7337 E. Doubletree Ranch Rd.                       Present           President -- Finance and Administration,
Scottsdale, AZ 85258                                                 Channel Corporation (June 1996 - April
Born: 1936                                                           2002). Formerly Vice President,
                                                                     Operations and Administration, Jim
                                                                     Henson Productions. (1979 - 1997);
                                                                     Trustee, First Choice Funds (1997 -
                                                                     2001); and of each of the funds managed
                                                                     by ING Investment Management Co. LLC
                                                                     (1998 - 2001).
TRUSTEES WHO ARE "INTERESTED
 PERSONS"

Thomas J. McInerney(4)            Trustee          February 2002 -   Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                       Present           Financial Services (September 2001 -
Scottsdale, AZ 85258                                                 Present); General Manager and Chief
Born: 1956                                                           Executive Officer, ING U.S. Worksite
                                                                     Financial Services (December 2000 -
                                                                     Present); Member ING Americas Executive
                                                                     Committee (2001 - Present); President,
                                                                     Chief Executive Officer and Director of
                                                                     Northern Life Insurance Company (March
                                                                     2001 - October 2002), ING Aeltus Holding
                                                                     Company, Inc. (2000 - Present), ING
                                                                     Retail Holding Company (1998 - Present),
                                                                     ING Life Insurance and Annuity Company
                                                                     (September 1997 - November 2002) and ING
                                                                     Retirement Holdings, Inc. (1997 -
                                                                     Present). Formerly, General Manager and
                                                                     Chief Executive Officer, ING Worksite
                                                                     Division (December 2000 - October 2001),
                                                                     President ING-SCI, Inc. (August 1997 -
                                                                     December 2000); President, Aetna
                                                                     Financial Services (August 1997 -
                                                                     December 2000).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUSTEE            HELD BY TRUSTEE
---------------------          -----------        -------------------
INDEPENDENT TRUSTEES
Blaine E. Rieke(3)                111        Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.                 (January 1998 - Present).
Scottsdale, AZ 85258
Born: 1933

Roger B. Vincent(3)               111        Director, AmeriGas Propane,
7337 E. Doubletree Ranch Rd.                 Inc. (1998 - Present).
Scottsdale, AZ 85258
Born: 1945
Richard A. Wedemeyer(2)           111        Touchstone Consulting Group
7337 E. Doubletree Ranch Rd.                 (1997 - Present).
Scottsdale, AZ 85258
Born: 1936

TRUSTEES WHO ARE "INTERESTED
 PERSONS"
Thomas J. McInerney(4)            165        Director, Hemisphere Inc. (May
7337 E. Doubletree Ranch Rd.                 2003 - Present); Equitable
Scottsdale, AZ 85258                         Life Insurance Co., Golden
Born: 1956                                   American Life Insurance Co.,
                                             Life Insurance Company of
                                             Georgia, Midwestern United
                                             Life Insurance Co., ReliaStar
                                             Life Insurance Co., Security
                                             Life of Denver, Security
                                             Connecticut Life Insurance
                                             Co., Southland Life Insurance
                                             Co., USG Annuity and Life
                                             Company, and United Life and
                                             Annuity Insurance Co. Inc
                                             (March 2001 - Present);
                                             Director, Ameribest Life
                                             Insurance Co., (March 2001 to
                                             January 2003); Director, First
                                             Columbine Life Insurance Co.
                                             (March 2001 to December 2002);
                                             Member of the Board, National
                                             Commission on Retirement
                                             Policy, Governor's Council on
                                             Economic Competitiveness and
                                             Technology of Connecticut,
                                             Connecticut Business and
                                             Industry Association,
                                             Bushnell; Connecticut Forum;
                                             Metro Hartford Chamber of
                                             Commerce; and is Chairman,
                                             Concerned Citizens for
                                             Effective Government.

--------------------------------------------------------------------------------

                                                   TERM OF OFFICE
                                POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------           ----------------   --------------           --------------------------
TRUSTEES WHO ARE "INTERESTED
 PERSONS"
John G. Turner(5)                 Trustee          February 2002 -   Chairman, Hillcrest Capital Partners
7337 E. Doubletree Ranch Rd.                       Present           (May 2002 - Present); President, Turner
Scottsdale, AZ 85258                                                 Investment Company (January 2002 -
Born: 1939                                                           Present). Mr. Turner was formerly Vice
                                                                     Chairman of ING Americas (2000 - 2002);
                                                                     Chairman and Chief Executive Officer of
                                                                     ReliaStar Financial Corp. and ReliaStar
                                                                     Life Insurance Company (1993 - 2000);
                                                                     Chairman of ReliaStar United Services
                                                                     Life Insurance Company (1995 - 1998);
                                                                     Chairman of ReliaStar Life Insurance
                                                                     Company of New York (1995 - 2001);
                                                                     Chairman of Northern Life Insurance
                                                                     Company (1992 - 2001); Chairman and
                                                                     Trustee of the Northstar affiliated
                                                                     investment companies (1993 - 2001) and
                                                                     Director, Northstar Investment
                                                                     Management Corporation and its
                                                                     affiliates (1993 - 1999).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUSTEE            HELD BY TRUSTEE
---------------------          -----------        -------------------
TRUSTEES WHO ARE "INTERESTED
 PERSONS"
John G. Turner(5)                 111        Hormel Foods Corporation
7337 E. Doubletree Ranch Rd.                 (March 2000 - Present); Shopko
Scottsdale, AZ 85258                         Stores, Inc. (August 1999 -
Born: 1939                                   Present); and M.A. Mortenson
                                             Company (March 2002 -
                                             Present).

------------------

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2) Valuation Committee member.

(3) Audit Committee member.

(4) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

(5) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                            TERM OF OFFICE
                                    POSITION(S) HELD         AND LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH THE TRUST         TIME SERVED(1)              DURING THE PAST FIVE YEARS
---------------------               ----------------        --------------              --------------------------
OFFICERS:

James M. Hennessy                  President and Chief      March 2003 -         President and Chief Executive Officer of
7337 E. Doubletree Ranch Rd.       Executive Officer        Present              ING Capital Corporation, LLC, ING Funds
Scottsdale, AZ 85258               Vice President                                Services, LLC, ING Advisors, Inc., ING
Born: 1949                                                  January 2003 -       Investments, LLC, Lexington Funds
                                                            March 2003           Distributor, Inc., Express America T.C.
                                                                                 Inc. and EAMC Liquidation Corp. (since
                                                                                 December 2001); Executive Vice President
                                                                                 and Chief Operating Officer of ING Funds
                                                                                 Distributor, LLC (since June 2000).
                                                                                 Formerly, Executive Vice President and
                                                                                 Chief Operating Officer of ING
                                                                                 Quantitative Management, Inc. (October
                                                                                 2001 to September 2002); Senior
                                                                                 Executive Vice President (June 2000 to
                                                                                 December 2000) and Secretary (April 1995
                                                                                 to December 2000) of ING Capital
                                                                                 Corporation, LLC, ING Funds Services,
                                                                                 LLC, ING Investments, LLC, ING Advisors,
                                                                                 Inc., Express America T.C. Inc., and
                                                                                 EAMC Liquidation Corp.; and Executive
                                                                                 Vice President, ING Capital Corporation,
                                                                                 LLC and its affiliates (May 1998 to June
                                                                                 2000) and Senior Vice President, ING
                                                                                 Capital Corporation, LLC and its
                                                                                 affiliates (April 1995 to April 1998).

Michael J. Roland                  Executive Vice           March 2003 -         Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.       President                Present              Financial Officer and Treasurer of ING
Scottsdale, AZ 85258               Chief Financial          January 2003 -       Funds Services, LLC, ING Funds
Born: 1958                         Officer                  March 2003           Distributor, LLC, ING Advisors, Inc.,
                                   Assistant Secretary      January 2003 -       ING Investments, LLC (December 2001 to
                                                            Present              present), Lexington Funds Distributor,
                                   Vice President           January 2003 -       Inc., Express America T.C. Inc. and EAMC
                                                            March 2003           Liquidation Corp. (since December 2001).
                                                                                 Formerly, Executive Vice President,
                                                                                 Chief Financial Officer and Treasurer of
                                                                                 ING Quantitative Management, Inc.
                                                                                 (December 2001 to October 2002); Senior
                                                                                 Vice President, ING Funds Services, LLC,
                                                                                 ING Investments, LLC, and ING Funds
                                                                                 Distributor, LLC (June 1998 to December
                                                                                 2001) and Chief Financial Officer of
                                                                                 Endeavor Group (April 1997 to June
                                                                                 1998).

Robert S. Naka                     Senior Vice              January 2003 -       Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President                Present              Secretary of ING Funds Services, LLC,
Scottsdale, AZ 85258                                                             ING Funds Distributor, LLC, ING
Born: 1963                                                                       Advisors, Inc., ING Investments, LLC
                                                                                 (October 2001 to present) and Lexington
                                                                                 Funds Distributor, Inc. (since December
                                                                                 2001). Formerly, Senior Vice President
                                                                                 and Assistant Secretary for ING
                                                                                 Quantitative Management, Inc. (October
                                                                                 2001 to October 2002); Vice President,
                                                                                 ING Investments, LLC (April 1997 to
                                                                                 October 1999), ING Funds Services, LLC
                                                                                 (February 1997 to August 1999) and
                                                                                 Assistant Vice President, ING Funds
                                                                                 Services, LLC (August 1995 to February
                                                                                 1997).

Robyn L. Ichilov                   Vice President and       January 2003 -       Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.       Treasurer                Present              LLC (since October 2001) and ING
Scottsdale, AZ 85258                                                             Investments, LLC (since August 1997);
Born: 1967                                                                       Accounting Manager, ING Investments, LLC
                                                                                 (since November 1995).

Kimberly A. Anderson               Vice President and       January 2003 -       Vice President and Assistant Secretary
7337 E. Doubletree Ranch Rd.       Secretary                Present              of ING Funds Services, LLC, ING Funds
Scottsdale, AZ 85258                                                             Distributor, LLC, ING Advisors, Inc.,
Born: 1964                                                                       ING Investments, LLC (since October
                                                                                 2001) and Lexington Funds Distributor,
                                                                                 Inc. (since December 2001). Formerly,
                                                                                 Vice President for ING Quantitative
                                                                                 Management, Inc. (October 2001 to
                                                                                 October 2002); Assistant Vice President
                                                                                 of ING Funds Services, LLC (November
                                                                                 1999 to January 2001) and has held
                                                                                 various other positions with ING Funds
                                                                                 Services, LLC for more than the last
                                                                                 five years.

Lauren D. Bensinger                Vice President           March 2003 -         Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                Present              Officer, ING Funds Distributor, LLC.
Scottsdale, Arizona 85258                                                        (July 1995 to Present); Vice President
Born: 1954                                                                       (February 1996 to Present) and Chief
                                                                                 Compliance Officer (October 2001 to
                                                                                 Present) ING Investments, LLC; Vice
                                                                                 President and Chief Compliance Officer,
                                                                                 ING Advisors, Inc. (July 2000 to
                                                                                 Present), Formerly Vice President and
                                                                                 Chief Compliance Officer ING
                                                                                 Quantitative Management, Inc. (July 2000
                                                                                 to September 2002), and Vice President,
                                                                                 ING Fund Services, LLC (July 1995 to
                                                                                 Present).

Todd Modic                         Assistant Vice           January 2003 -       Vice President of Financial
7337 E. Doubletree Ranch Rd.       President                Present              Reporting-Fund Accounting of ING Funds
Scottsdale, AZ 85258                                                             Services, LLC (September 2002 to
Born: 1967                                                                       present). Director of Financial
                                                                                 Reporting of ING Investments, LLC (
                                                                                 March 2001 to September 2002). Formerly,
                                                                                 Director of Financial Reporting, Axient
                                                                                 Communications, Inc. (May 2000 to
                                                                                 January 2001) and Director of Finance,
                                                                                 Rural/Metro Corporation (March 1995 to
                                                                                 May 2000).

--------------------------------------------------------------------------------

                                                            TERM OF OFFICE
                                    POSITION(S) HELD         AND LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH THE TRUST         TIME SERVED(1)              DURING THE PAST FIVE YEARS
---------------------               ----------------        --------------              --------------------------
OFFICERS:
Maria M. Anderson                  Assistant Vice           January 2003 -       Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.       President                Present              Services, LLC (since October 2001).
Scottsdale, AZ 85258                                                             Formerly, Manager of Fund Accounting and
Born: 1958                                                                       Fund Compliance, ING Investments, LLC
                                                                                 (September 1999 to November 2001);
                                                                                 Section Manager of Fund Accounting,
                                                                                 Stein Roe Mutual Funds (July 1998 to
                                                                                 August 1999); and Financial Reporting
                                                                                 Analyst, Stein Roe Mutual Funds (August
                                                                                 1997 to July 1998).

Susan P. Kinens                    Assistant Vice           January 2003 -       Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President and            Present              Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258               Assistant Secretary                           (December 2002 - Present); and has held
Born: 1976                                                                       various other positions with ING Funds
                                                                                 Services, LLC for the last five years.

------------------

(1) The officers hold office until the next meeting of the Trustees and until their successors have been elected and qualified.

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEMS 4-8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a) Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT. The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Investors Trust




By /s/ James M. Hennessy
   --------------------------
        James M. Hennessy
        President and Chief Executive Officer

Date:  August 28, 2003
       -------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By  /s/ James M. Hennessy
   --------------------------
        James M. Hennessy
        President and Chief Executive Officer

Date:  August 28, 2003
       -------------------------------------





By /s/ Michael J. Roland
   --------------------------
        Michael J. Roland
        Executive Vice President and Chief Financial Officer

Date:  August 28, 2003
       -------------------------------------